Filed with the U.S. Securities and Exchange Commission on October 27, 2017

1933 Act Registration File No.   333-187194
1940 Act File No. 811-22811
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	34	[	X	]

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	36	[	X	]

(Check appropriate box or boxes.)

BRIDGE BUILDER TRUST
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (414) 287-3700

Helge K. Lee, Secretary
Bridge Builder Trust
12555 Manchester Road
St. Louis, MO 63131
(Name and Address of Agent for Service)

Copy to:
Sean Graber, Esq.
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)
[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	on October 28, 2017 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[	]	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 34 to the Registration Statement of the Bridge Builder Trust is being filed to annually update financial statements and provide certain other non-material updates to the registration statement for eight series of the Trust: Bridge Builder Core Bond Fund, Bridge Builder Core Plus Bond Fund, Bridge Builder Municipal Bond Fund, Bridge Builder Large Cap Growth Fund, Bridge Builder Large Cap Value Fund, Bridge Builder Small/Mid Cap Growth Fund, Bridge Builder Small/Mid Cap Value Fund, and Bridge Builder International Equity Fund.

Bridge Builder Core Bond Fund
Ticker: BBTBX

Bridge Builder Core Plus Bond Fund
Ticker: BBCPX

Bridge Builder Municipal Bond Fund
Ticker: BBMUX

Bridge Builder Large Cap Growth Fund
Ticker: BBGLX

Bridge Builder Large Cap Value Fund
Ticker: BBVLX

Bridge Builder Small/Mid Cap Growth Fund
Ticker: BBGSX

Bridge Builder Small/Mid Cap Value Fund
Ticker: BBVSX

Bridge Builder International Equity Fund
Ticker: BBIEX

PROSPECTUS

October 28, 2017

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents - Prospectus

SUMMARY SECTION

Bridge Builder Core Bond Fund

Investment Objective

The investment objective of Bridge Builder Core Bond Fund (the “Fund” or the “Core Bond Fund”) is to provide total return (capital appreciation plus income).

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.32%
Distribution and Service (12b-1) Fees	None
Other Expenses Acquired Fund Fees and Expenses	0.03% 0.02%
Total Annual Fund Operating Expenses	0.37%
Less Fee Waivers(1)	(0.20)%
Net Annual Fund Operating Expenses	0.17%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2018, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s Sub-advisers. This contractual agreement may only be changed or eliminated before October 28, 2018 with the approval of the Board of Trustees (the “Board”). Such waivers are not subject to reimbursement by the Fund.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2018). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$17	$99	$188	$448

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 232% of the average value of its portfolio.

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Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income securities and other instruments, such as derivatives and certain investment companies (see below), with economic characteristics similar to fixed income securities. The Fund’s assets are allocated across different fixed-income market sectors and maturities. Most of the Fund’s investments are fixed-income securities issued or guaranteed by the U.S. government or its agencies, corporate bonds, asset-backed securities (“ABS”), privately-issued securities (e.g., Rule 144A securities), floating rate securities, and mortgage-related and mortgage-backed securities (“MBS”), including pass-through securities, collateralized mortgage obligations (“CMOs”), adjustable rate mortgage securities (“ARMs”), interest-only securities (“IOs”), principal-only securities (“POs”), inverse floaters, privately-issued MBS, commercial MBS (“CMBS”) and mortgage dollar rolls. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments), including to be announced MBS (“TBA”). The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future.

The Fund will invest in securities denominated in U.S. dollars only. The Fund may invest in U.S. dollar-denominated securities issued by foreign entities. The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may invest in futures, primarily interest rate and U.S. Treasury futures. The Fund may buy or sell futures to gain or hedge exposure to risk factors or to alter the Fund’s investment characteristics.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets. The Fund is designed to allow managers to invest in various fixed income market sectors.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, when a Sub-adviser perceives deterioration in the credit fundamentals of the issuer, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets allocated to each Sub-adviser. The Adviser currently allocates Fund assets to the following Sub-advisers: Robert W. Baird & Co., Inc. (“Baird”), J.P. Morgan Investment Management, Inc. (“JPMIM”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”), and PGIM, Inc. (“PGIM”) (formerly Prudential Investment Management, Inc.). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

Baird’s Principal Investment Strategies

Baird utilizes a structured, risk-controlled philosophy with a disciplined duration approach to invest its allocated portion of the Fund’s assets. Baird will normally invest in U.S. government and other public sector entities, ABS and MBS of U.S. and U.S. dollar-denominated foreign issuers, and corporate debt of U.S. and foreign issuers.

JPMIM’s Principal Investment Strategies

JPMIM incorporates a bottom-up, value-oriented approach in managing its allocated portion of the Fund’s assets. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles. JPMIM is value-oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, and the complex legal and technical structure of the transaction.

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Loomis Sayles’ Principal Investment Strategies

Loomis Sayles’ investment philosophy focuses on research-driven, relative value investing on a risk-adjusted basis, adding value primarily through security selection while continually managing risk in the portfolio. Loomis Sayles’ objective with respect to its allocated portion is to consistently outperform, over time, a broad-based market-weighted benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable fixed income market, including Treasury securities, government-related and corporate securities, MBS ABS, and CMBS.

Under normal circumstances, Loomis Sayles will seek to invest in the following: U.S. dollar-denominated, investment grade fixed income securities including Treasury securities; agency securities; credit; MBS, ABS and CMBS; corporate bonds issued by U.S. and foreign companies; and mortgage dollar rolls.

PGIM’s Principal Investment Strategies

PGIM’s strategy is based on the philosophy that research-driven security selection is the most consistent strategy for adding value to client portfolios. PGIM complements that base strategy with modest sector rotation, duration management, and disciplined trade execution. PGIM uses a team approach to attempt to add value by tilting toward fixed income sectors that it believes are attractive and by utilizing its extensive research capabilities to choose attractive fixed-income securities within sectors.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. The principal risks affecting the Fund that can cause a decline in value are:

●	Active Management Risk. The Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

●
Asset-Backed, Mortgage-Related, and Mortgage-Backed Securities Risk. Borrowers may default on the obligations that underlie ABS, mortgage-related securities, and MBS.  During periods of rising interest rates, the Fund may be subject to extension risk and may receive principal later than it had expected, causing the Fund to experience additional volatility. During periods of falling interest rates, ABS, mortgage-related securities, and MBS may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. CMOs, MBS, ARMs, IOs, POs, and inverse floaters may be more volatile and may be more sensitive to interest rate changes and prepayments than other mortgage-related securities.  The impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) may result in a reduction in the value of the security. The risk of default, as described under “Credit Risk,” for privately-issued and sub-prime mortgages is generally higher than for other types of MBS. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

●
Corporate Debt Securities Risk.  Corporate debt securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

●
Counterparty Risk.  When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

●
Credit Risk. Credit risk is the risk that the issuer of a bond will fail to make payments when due or default completely. If the issuer of the bond experiences an actual or anticipated deterioration in credit quality, the price of the bond may be negatively impacted. The degree of credit risk depends on the financial condition of the issuer and the terms of the bond.

●
Derivatives Risk. An investment in derivatives (such as futures contracts) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment, or when used for hedging purposes, the contract may not provide the anticipated protection, causing the Fund to lose money on both the contract and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate, or index. The Fund’s use of derivatives is also subject to market risk and liquidity risk, each of which is described below.

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●
Floating Rate Securities Risk. The Fund may invest in obligations with interest rates that are reset periodically. Although the prices of floating rate securities are generally less sensitive to interest rate changes than comparable quality fixed rate instruments, the value of floating rate securities may decline if the floating rate securities’ interest rates do not rise as quickly, or as much, as general interest rates.

●
Foreign Securities Risk. The risks of investing in foreign securities can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors, and less stringent regulation of securities markets.

●
Interest Rate Risk. The value of fixed income securities may decline because of increases in interest rates. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with shorter duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with shorter duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a five year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%, holding other factors constant. The Fund’s level of interest rate risk may be greater because the Federal Reserve has begun to raise interest rates after a prolonged period of historically low interest rates. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation indexed bonds may experience greater loss than other fixed income securities with similar durations.

●
Investment Company and Exchange Traded Fund Risk. An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●
Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund's ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

●
Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments.  A variety of factors can influence underperformance, including regulatory events, inflation, interest rates, terrorism, and natural disasters.

●
Mortgage Dollar Roll Risk. The use of mortgage dollar rolls is a speculative technique involving leverage and can have an economic effect similar to borrowing money for investment purposes. Mortgage dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon a Sub-adviser’s ability to correctly predict interest rates and prepayments.

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●
Multi-Manager and Multi-Style Management Risk. The Fund allocates its assets to multiple Sub-advisers believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple Sub-advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

●
Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

●
Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

●
Privately Issued Securities Risk. Investment in privately placed securities (e.g., Rule 144A securities) may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies with securities that are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

●
Redemption Risk. The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

●
Regulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory, and judicial actions, which could have a substantial adverse effect on the Fund’s performance.

●
Reinvestment Risk. Cash flows from fixed income securities are generally reinvested at prevailing market rates. A decline in market rates could adversely affect the Fund’s ability to meet its investment objective.

●
U.S. Government Securities Risk. U.S. government obligations are affected by changes or expected changes in interest rates, among other things. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, such obligations are still subject to credit risk. Securities issued or guaranteed by federal agencies or authorities or U.S. government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. Moreover, some securities are neither insured nor guaranteed by the U.S. government. The U.S. Department of the Treasury has the authority to provide financial support to certain of these debt obligations, but no assurance can be given that the U.S. government will do so.

●
When-Issued, Delayed Delivery, and Forward Commitment Transactions Risk. When-issued transactions, delayed delivery purchases, and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. These transactions are also subject to counterparty risk, which is described above.

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Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s year-to-year performance and its performance for one year and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in Edward Jones Advisory Solutions® (“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns
Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended March 31, 2016)	3.11%
Lowest (quarter ended December 31, 2016)	-2.96%

The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/17 to 9/30/17 was 3.61%.

Average Annual Total Returns

After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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Average Annual Total Return as of December 31, 2016
	1 Year	Since Inception (10/28/13)
Return Before Taxes	3.30%	2.84%
Return After Taxes on Distributions	1.88%	1.65%
Return After Taxes on Distributions and Sale of Fund Shares	1.89%	1.63%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.53%

The Bloomberg Barclays U.S. Aggregate Bond Index measures the broad market for U.S. dollar-denominated investment grade fixed-rate taxable bond market. Index returns reflect the change in value, principal payments and interest of bonds in the index. The Fund's portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time.

Baird
Portfolio Managers	Position with Baird	Length of Service to the Fund
Mary Ellen Stanek, CFA	Managing Director, Chief Investment Officer	Since Inception
Charles B. Groeschell	Managing Director, Senior Portfolio Manager	Since Inception
Warren D. Pierson, CFA	Managing Director, Senior Portfolio Manager	Since Inception
Jay E. Schwister, CFA	Managing Director, Senior Portfolio Manager	Since Inception
M. Sharon deGuzman	Senior Vice President, Senior Portfolio Manager	Since Inception

JPMIM
Portfolio Managers	Position with JPMIM	Length of Service to the Fund
Barbara E. Miller	Managing Director	Since September 2015
Peter Simons	Managing Director	Since Inception

Loomis Sayles
Portfolio Managers	Position with Loomis Sayles	Length of Service to the Fund
Lynne A. Royer	Vice President, Portfolio Manager and Head of the Core Disciplined Alpha Team	Since July 2015

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PGIM
Portfolio Managers	Position with PGIM	Length of Service to the Fund
Richard Piccirillo	Managing Director and Senior Portfolio Manager	Since Inception
Gregory Peters	Managing Director and Senior Portfolio Manager	Since March 2014
Michael Collins, CFA	Managing Director and Senior Portfolio Manager	Since March 2014

Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”). Therefore, you may purchase and sell or redeem shares only from Edward Jones through Advisory Solutions. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund’s distributions will normally be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
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SUMMARY SECTION
Bridge Builder Core Plus Bond Fund

Investment Objective

The investment objective of the Bridge Builder Core Plus Bond Fund (the “Fund” or the “Core Plus Bond Fund”) is to provide total return (capital appreciation plus income).

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.36%
Distribution and Service (12b-1) Fees	None
Other Expenses Acquired Fund Fees and Expenses	0.04% 0.01%
Total Annual Fund Operating Expenses	0.41%
Less Waivers(1)	(0.22)%
Net Annual Fund Operating Expenses	0.19%
(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2018, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s Sub-advisers. This contractual agreement may only be changed or eliminated before October 28, 2018 with the approval of the Board of Trustees (the “Board”). Such waivers are not subject to reimbursement by the Fund.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2018). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$19	$109	$208	$496

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 198% of the average value of its portfolio.

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Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income securities of any maturity or duration and other instruments, such as derivatives, with economic characteristics similar to fixed income securities, and certain investment companies that seek to track the performance of fixed income securities. The Fund’s assets are allocated across different fixed income market sectors and maturities. Most of the Fund’s investments are fixed income securities issued or guaranteed by the U.S. government or its agencies, corporate bonds, asset-backed securities (“ABS”), privately-issued securities (e.g., Rule 144A securities), floating rate securities, and mortgage-related and mortgage-backed securities (“MBS”), including pass-through securities, collateralized mortgage obligations (“CMOs”), adjustable rate mortgage securities (“ARMs”), interest-only securities (“IOs”), principal-only securities (“POs”), inverse floaters, sub-prime MBS, privately-issued MBS, commercial MBS (“CMBS”), and mortgage dollar rolls. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments), including to be announced MBS (“TBA”). The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund may invest in high yield securities deemed below investment grade, also known as “junk bonds,” or securities that are unrated but deemed by a Sub-adviser to be comparable in quality to instruments that are so rated. The Fund’s investments in junk bonds may include bonds in default. The Fund considers investment grade securities to be those securities that are rated at or above Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), BBB- by Standard & Poor’s Corporation (“S&P”), or an equivalent rating by another nationally recognized securities rating organization (“NRSRO”), or securities that are unrated but deemed by a Sub-adviser to be comparable in quality to instruments that are so rated.

The Fund may invest in securities issued by foreign entities, including emerging market securities. In addition, the Fund may invest in a variety of loans including bank loans, bridge loans, debtor-in-possession loans and mezzanine loans. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may invest in futures, primarily interest rate and U.S. Treasury futures, and in swaps, including interest rate, credit default, total return, and currency swaps. In addition, the Fund may invest in forward contracts. The Fund may buy or sell futures, swaps, or forward contracts to gain or hedge exposure to risk factors or alter the portfolio’s investment characteristics.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Fund’s assets. The Fund is designed to allow managers to invest in various fixed income market sectors.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, when a Sub-adviser perceives deterioration in the credit fundamentals of the issuer, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets allocated to each Sub-adviser. The Adviser currently allocates Fund assets to the following Sub-advisers: Loomis Sayles & Company, L.P. (“Loomis Sayles”), Metropolitan West Asset Management, LLC (“MetWest”), Pacific Investment Management Company LLC (“PIMCO”), and T. Rowe Price Associates, Inc. (“T. Rowe Price”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

Loomis Sayles’ Principal Investment Strategies

Three themes typically drive Loomis Sayles’ investment approach with respect to its allocated portion of the Fund’s assets. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, Loomis Sayles may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. Loomis Sayles relies primarily on issue selection as the key driver to investment performance. Loomis Sayles will manage the interest rate risks in the portfolio but believes that anticipating changes in rate levels is not the primary source of added value. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that it believes may produce attractive returns in comparison to these securities’ risks. Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

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MetWest’s Principal Investment Strategies

MetWest seeks to maximize current income and pursues above average total return consistent with prudent investment management over a full market cycle. MetWest employs a value-oriented fixed income management philosophy and an investment process predicated on a long-term economic outlook, which is determined by the investment team on a quarterly basis and is reviewed constantly. Investments are characterized by diversification among the sectors of the fixed income marketplace. The investment management team seeks to achieve the desired outperformance through the measured and disciplined application of five fixed income management strategies which include duration management, yield curve positioning, sector allocation, security selection, and opportunistic execution.

PIMCO's Principal Investment Strategies

In selecting securities for its allocated portion of the Fund’s assets, PIMCO seeks to achieve the Fund's investment objectives by investing in a multi-sector portfolio of Fixed Income Instruments (as defined below) of varying maturities, which may be represented by derivatives, such as forwards, futures contracts, or swap agreements. “Fixed Income Instruments” for purposes of PIMCO’s principal investment strategies include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; MBS and other ABS; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on Fixed Income Instruments; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. PIMCO will seek maximum total return, consistent with preservation of capital and prudent investment management by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies.

T. Rowe Price’s Principal Investment Strategies

T. Rowe Price’s active investment approach emphasizes the value of in-depth fundamental research, diversification, and risk management practices. With respect to its allocated portion of the Fund’s assets, T. Rowe Price’s strategy integrates top-down sector allocation with bottom-up security selection in pursuit of the Fund’s investment objective. T. Rowe Price actively manages exposure to U.S. dollar-denominated investment-grade fixed income markets and maintains a modest allocation to high yield and non-dollar-denominated securities. T. Rowe Price invests primarily in income-producing fixed income securities that possess what the Sub-Adviser believes are favorable total return (income plus increases in market value) characteristics.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. The principal risks affecting the Fund that can cause a decline in value are:

●	Active Management Risk. The Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

●
Asset-Backed, Mortgage-Related, and Mortgage-Backed Securities Risk. Borrowers may default on the obligations that underlie ABS, mortgage-related securities, and MBS. During periods of rising interest rates, the Fund may be subject to extension risk and may receive principal later than it had expected, causing the Fund to experience additional volatility.  During periods of falling interest rates, ABS, mortgage-related securities, and MBS may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. CMOs, MBS, ARMs, IOs, POs, and inverse floaters may be more volatile and may be more sensitive to interest rate changes and prepayments than other mortgage-related securities. The impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) may result in a reduction in the value of the security. The risk of default, as described under “Credit Risk,” for privately-issued and sub-prime mortgages is generally higher than for other types of MBS. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

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Convertible Securities Risk. The value of a convertible security will generally decline as interest rates increase and increase as interest rates decline. Convertible securities are also subject to credit risk. In addition, because convertible securities are generally convertible to the issuer’s common stock, convertible security prices will normally fluctuate as prices of the common stock increase or decline.

●
Corporate Debt Securities Risk.  Corporate debt securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

●
Counterparty Risk. When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

●
Credit Risk. Credit risk is the risk that the issuer of a bond will fail to make payments when due or default completely. If the issuer of the bond experiences an actual or anticipated deterioration in credit quality, the price of the bond may be negatively impacted.  The degree of credit risk depends on the financial condition of the issuer and the terms of the bond.

●	Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, adversely affecting the value of the Fund.

●
Derivatives Risk. An investment in derivatives (such as swaps, forward contracts, futures contracts, and structured notes) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment, or when used for hedging purposes, the contract may not provide the anticipated protection, causing the Fund to lose money on both the contract and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives is also subject to market risk and liquidity risk, each of which is described below. The Fund’s use of swaps and forward contracts is also subject to the risk that the counterparty to the swap and forward contract will default or otherwise fail to honor its obligations.

●
Floating Rate Securities Risk. The Fund may invest in obligations with interest rates that are reset periodically. Although the prices of floating rate securities are generally less sensitive to interest rate changes than comparable quality fixed rate instruments, the value of floating rate securities may decline if the floating rate securities’ interest rates do not rise as quickly, or as much, as general interest rates.

●
Foreign Securities Risk (including Emerging Markets Risk). The risks of investing in foreign securities, including those in emerging markets, can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors, and less stringent regulation of securities markets.

●
High Yield Securities Risk. High yield, or “junk,” securities involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. High yield securities also may be less liquid than higher quality investments.

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Interest Rate Risk. The value of fixed income securities may decline because of increases in interest rates. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with shorter duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with shorter duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a five-year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1% holding other factors constant. The Fund’s level of interest rate risk may be greater because the Federal Reserve has begun to raise interest rates after a prolonged period of historically low interest rates. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation indexed bonds may experience greater losses than other fixed income securities with similar durations.

●
Investment Company and Exchange Traded Fund Risk. An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●
Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

●
Loan Risk. Bank loans (including through both assignments and participations) often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Loans typically have less liquidity than investment grade bonds and there may be less public information available about them as compared to bonds. The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid).

●
Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments.  A variety of factors can influence underperformance, including regulatory events, inflation, interest rates, terrorism, and natural disasters.

●
Mortgage Dollar Roll Risk. The use of mortgage dollar rolls is a speculative technique involving leverage and can have an economic effect similar to borrowing money for investment purposes. Mortgage dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon a Sub-adviser’s ability to correctly predict interest rates and prepayments.

●
Multi-Manager and Multi-Style Management Risk. The Fund allocates its assets to multiple Sub-advisers believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple Sub-advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

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●
Portfolio Turnover Risk. The Fund may buy and sell investments frequently resulting in higher transaction costs, including brokerage commissions. Frequent transactions may increase the amount of capital gains (in particular, short term gains) realized by the Fund and shareholders may pay tax on such capital gains.

●
Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

●
Privately Issued Securities Risk. Investments in privately issued securities (e.g., Rule 144A securities) may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies with securities that are not publicly traded are not subject to the disclosure and other investor protection requirements that might be applicable if the securities were publicly traded.

●
Redemption Risk. The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

●
Regulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory and judicial actions which could have a substantial adverse effect on the Fund’s performance.

●
Reinvestment Risk. Cash flows from fixed income securities are generally reinvested at current market rates. A decline in market rates may result in less attractive reinvestment opportunities and affect the Fund’s ability to meet its investment objective.

●
Sovereign Debt Risk. Investments in non-U.S. sovereign debt securities can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner.

●
Trust Preferred and Bank Capital Securities Risk. Trust preferred securities (and bank capital securities that take the form of trust preferred securities) are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent.  Trust preferred securities are subject to unique risks, due to the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters.  Such risks include increased credit risk and market value volatility, as well as the risk that a Fund may have to liquidate other investments in order to satisfy the distribution requirements applicable to regulated investment companies if the trust preferred security or the subordinated debt is treated as an original issue discount obligation, and thereby causes the Fund to accrue interest income without receiving corresponding cash payments.  There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

●
U.S. Government Securities Risk. U.S. government obligations are affected by changes or expected changes in interest rates, among other things. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, such obligations are still subject to credit risk. Securities issued or guaranteed by federal agencies or authorities or U.S. government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. Moreover, some securities are neither insured nor guaranteed by the U.S. government. The U.S. Department of the Treasury has the authority to provide financial support to certain of these debt obligations, but no assurance can be given that the U.S. government will do so.

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●
When-Issued, Delayed Delivery, and Forward Commitment Transactions Risk. When-issued transactions, delayed delivery purchases, and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not anticipate future gains or losses with respect to the security. These transactions are also subject to counterparty risk, which is described above.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s year-to-year performance and its performance for one year and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in Edward Jones Advisory Solutions® (“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns
Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended March 31, 2016)	2.74%
Lowest (quarter ended December 31, 2016)	-2.65%

The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/17 to 9/30/17 was 3.72%.

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Average Annual Total Return as of December 31, 2016
	1 Year	Since Inception (7/13/15)
Return Before Taxes	3.40%	2.43%

Return After Taxes on Distributions	2.19%	1.23%

Return After Taxes on Distributions and Sale of Fund Shares	1.93%	1.32%

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.48%
The Bloomberg Barclays U.S. Aggregate Bond Index measures the broad market for U.S. dollar-denominated investment grade fixed-rate taxable bond market. Index returns reflect the change in value, principal payments and interest of bonds in the index. The Fund's portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser currently allocates Funds assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

Loomis Sayles
Portfolio Managers	Position with Loomis Sayles	Length of Service to the Fund
Matthew J. Eagan, CFA	Vice President and Portfolio Manager	Since Inception
Daniel J. Fuss, CFA, CIC	Vice Chairman, Director and Portfolio Manager	Since Inception
Brian P. Kennedy	Vice President and Portfolio Manager	Since Inception
Elaine M. Stokes	Vice President and Portfolio Manager	Since Inception

MetWest
Portfolio Managers	Position with MetWest	Length of Service to the Fund
Tad Rivelle	Chief Investment Officer, Generalist Portfolio Manager	Since Inception
Laird Landmann	President, Generalist Portfolio Manager	Since Inception
Stephen Kane, CFA	Group Managing Director, Generalist Portfolio Manager	Since Inception
Bryan Whalen, CFA	Group Managing Director, Generalist Portfolio Manager	Since Inception

PIMCO
Portfolio Manager(s)	Position with PIMCO	Length of Service to the Fund
Alfred Murata	Managing Director and Portfolio Manager	Since May 2017
Daniel Ivascyn	Group Chief Investment Officer, Managing Director and Portfolio Manager	Since May 2017
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T. Rowe Price
Portfolio Managers	Position with T. Rowe Price	Length of Service to the Fund
Daniel O. Shackelford, CFA	Vice President, Portfolio Manager, and Chairman of Investment Advisory Committee	Since Inception
Brian J. Brennan, CFA	Vice President and Portfolio Manager	Since Inception

Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”). Therefore, you may purchase and sell or redeem Fund shares only from Edward Jones through Advisory Solutions. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund’s distributions will normally be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
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SUMMARY SECTION

Bridge Builder Municipal Bond Fund

Investment Objective

The investment objective of the Bridge Builder Municipal Bond Fund (the “Fund”) is to provide current income exempt from federal tax, with a secondary goal of preservation of investment principal.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.36%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.05%
Total Annual Fund Operating Expenses	0.41%
Less Waivers(1)	(0.19)%
Net Annual Fund Operating Expenses	0.22%
(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2018, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s Sub-advisers. This contractual agreement may only be changed or eliminated before October 28, 2018 with the approval of the Board of Trustees. Such waivers are not subject to reimbursement by the Fund.

(2)	Other Expenses include acquired fund fees and expenses less than 0.01%.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2018). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$23	$112	$211	$499

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in municipal securities of any maturity or duration whose interest is exempt from federal income tax. Municipal securities include debt obligations issued by or on behalf of a state or local entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax (“Federal AMT”)). Municipal securities may be obligations of a variety of issuers, including state or local entities or other qualifying issuers. Issuers may be states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities.

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The Fund invests in bonds subject to the Federal AMT and in municipal securities financing similar projects, such as those relating to education, health care, and transportation. The Fund invests in municipal securities rated below investment grade, also known as “junk bonds,” or in unrated municipal securities that a Sub-adviser believes are of comparable quality. Investment grade securities are those securities that are rated at or above Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), BBB- by Standard & Poor’s Corporation (“S&P”), or an equivalent rating by another nationally recognized securities rating organization (“NRSRO”), or securities that are unrated but deemed by the Sub-adviser to be comparable in quality to instruments that are so rated. The Fund also invests in U.S. Treasury futures and may buy or sell futures to hedge exposure to risk factors, for speculative purposes or as a substitute for investing in conventional fixed income securities. In addition, the Fund may invest in privately issued securities (e.g., Rule 144A securities) and other investment companies, including open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser determines to take advantage of what a Sub-adviser considers to be a better investment opportunity, or when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities. A Sub-adviser may also sell portfolio securities because of deterioration in the credit fundamentals of the issuer or to readjust the duration or asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets allocated to each Sub-adviser. The Adviser currently intends to allocate Fund assets to the following Sub-advisers: FIAM LLC ("FIAM"), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and Wells Capital Management, Inc. (“WellsCap”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board of Trustees with respect to the hiring, termination, or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

FIAM’S Principal Investment Strategies

FIAM uses a proprietary customized municipal bond index as a guide in structuring and selecting its investments for its allocated portion of the Fund's assets. This index is a market value-weighted index of short to intermediate investment-grade fixed-rate municipal bonds. FIAM considers a variety of factors when selecting investments, including the credit quality of issuers, security-specific features, current valuations relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuations. In managing the portfolio’s exposure to various risks, including interest rate risk, FIAM also considers the market's overall risk characteristics, current pricing of those risks, and internal views of potential future market conditions.

T. Rowe Price’s Principal Investment Strategies

T. Rowe Price’s active investment management approach emphasizes the value of in-depth fundamental credit research, diversification and risk management practices. By using fundamental research, T. Rowe Price seeks to add value through sector weights (emphasizing higher yielding revenue bonds at the expense of state and local general obligation debt) and issue selection over a full market cycle. The goal of this approach is to build a yield advantage into the portfolio while still taking a risk-conscious approach. Risk management includes managing duration to typically remain within a 90-110% range of the portfolio’s respective benchmark, while also focusing on striking a balance between (i) having conviction (and an overweight allocation) in certain sectors and (ii) not being disproportionately dependent on any one sector or portfolio exposure. T. Rowe Price will invest in investment grade bonds, as well as below investment grade bonds.

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WellsCap’s Principal Investment Strategies

WellsCap starts its investment process with a top-down, macroeconomic outlook to determine the duration and yield curve positioning as well as industry, sector and credit quality allocations of its allocated portion of the Fund's assets. Macroeconomic factors considered may include the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with its top-down macroeconomic approach, WellsCap conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for fixed income securities whose quality may be improving. WellsCap’s security selection is based on several factors including improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends, and value relative to other securities.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. The principal risks affecting the Fund that can cause a decline in value are:

●	Active Management Risk. The Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

●
Counterparty Risk.  When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

●
Credit Risk. Credit risk is the risk that the issuer of a bond will fail to make payments when due or default completely. If the issuer of the bond experiences an actual or anticipated deterioration in credit quality, the price of the bond may be negatively impacted. The degree of credit risk depends on the financial condition of the issuer and the terms of the bond.

●
Derivatives Risk. An investment in derivatives (such as futures contracts) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment, or when used for hedging purposes, the derivative may not provide the anticipated protection, causing the Fund to lose money on both the derivative and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives is also subject to market risk and liquidity risk, each of which is described below.

●
High Yield Securities Risk. High yield, or “junk,” securities involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of these securities is speculative. High-yield securities also may be less liquid than higher quality investments.

●
Interest Rate Risk. The value of fixed income securities may decline because of increases in interest rates. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with shorter duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with shorter duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a 5-year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1% holding other factors constant. The Fund’s level of interest rate risk may be greater because the Federal Reserve has begun to raise interest rates after a prolonged period of historically low interest rates. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation indexed bonds may experience greater losses than other fixed income securities with similar durations.

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●
Investment Company and Exchange-Traded Fund Risk. An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives or strategies.

●
Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund's ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

●
Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments.  A variety of factors can influence underperformance, including regulatory events, inflation, interest rates, terrorism, and natural disasters.

●
Multi-Manager and Multi-Style Management Risk.   The Fund allocates its assets to multiple sub-advisers believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple Sub- advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style.

●
Municipal Housing Revenue Bond Risk. Borrowers may default on the obligations that underlie investments in municipal housing revenue bonds. Such an impairment of the value of the collateral underlying a security in which the Fund invests may result in a reduction in the value of the security itself. The structure of some of these securities may be complex and there may be less available information than other types of municipal securities.

●
Municipal Securities Risk. The value of the Fund’s investments in municipal securities may be adversely affected by unfavorable legislative or political developments and economic developments that impact the financial condition of municipal issuers. For example, a credit rating downgrade, bond default, or bankruptcy involving an issuer within a particular state or territory could affect the market values and marketability of many or all municipal obligations of that state or territory. Additionally, the relative amount of publicly available information about the financial condition of municipal securities issuers is generally less than that for corporate securities.

●
Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

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●
Private Activity Bonds Risk. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond and the issuing authority does not pledge its full faith, credit, and taxing power for repayment. The private enterprise can have a substantially different credit profile than the municipality or public authority. The Fund’s investments in private activity bonds may subject certain shareholders to the Federal AMT.

●
Privately Issued Securities Risk. Investment in privately issued securities (e.g., Rule 144A securities) may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies with securities that are not publicly traded are not subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

●
Redemption Risk. The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for redemption requests for a greater number of shares or redemption requests during adverse market conditions.

●
Regulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory, and judicial actions which could have a substantial adverse effect on the Fund's performance.

●
Reinvestment Risk. Cash flows from fixed income securities are generally reinvested at current market rates. A decline in market rates may result in less attractive reinvestment opportunities and affect the Fund’s ability to meet its investment objective.

●
Tax Risk. The Fund will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bond obligations and payments under tax-exempt derivative securities. Neither the Fund nor its Adviser or Sub-advisers will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

●
U.S. Government Securities Risk. U.S. government obligations are affected by changes or expected changes in interest rates, among other things. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, they are still subject to credit risk. Securities issued or guaranteed by federal agencies or authorities or U.S. government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. Moreover, some securities are neither insured nor guaranteed by the U.S. government. The U.S. Department of the Treasury has the authority to provide financial support to certain of these debt obligations, but no assurance can be given that the U.S. government will do so.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s year-to-year performance and its performance for one year and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in Edward Jones Advisory Solutions® (“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
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Year-by-Year Total Returns
Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended June 30, 2016)	2.08%
Lowest (quarter ended December 31, 2016)	-3.32%

The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/17 to 9/30/17 was 4.36%.

Average Annual Total Return as of December 31, 2016
	1 Year	Since Inception (9/14/15)

Return Before Taxes	0.03%	1.50%

Return After Taxes on Distributions	-0.02%	1.43%

Return After Taxes on Distributions and Sale of Fund Shares	0.82%	1.58%

Bloomberg Barclays Municipal 1-15 Year Index (reflects no deduction for fees, expenses or taxes)	0.01%	1.51%

The Bloomberg Barclays Municipal 1-15 Year Index is a subset of the Bloomberg Barclays Municipal Bond Index covering only maturities between 1 and 17 years. The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of tax-exempt bonds with maturities greater than one year and a minimum credit rating of Baa.  Index returns reflect the change in value, principal payments and interest of bonds in the index. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

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FIAM
Portfolio Manager	Position with FIAM	Length of Service to the Fund
Kevin Ramundo	Portfolio Manager	Since Inception
Mark Sommer	Portfolio Manager	Since Inception
Cormac Cullen	Portfolio Manager	Since October 2017

T. Rowe Price
Portfolio Manager	Position with T. Rowe Price	Length of Service to the Fund
James M. Murphy, CFA	Vice President, Portfolio Manager, Chairman of Investment Advisory Committee	Since Inception
Charles B. Hill, CFA	Vice President, Portfolio Manager, Chairman of Investment Advisory Committee	Since Inception

WellsCap
Portfolio Manager	Position with WellsCap	Length of Service to the Fund
Lyle J. Fitterer, CFA, CPA	Senior Portfolio Manager, Co-Head of Global Fixed Income, and Head of Municipal Fixed Income team	Since Inception
Robert J. Miller	Senior Portfolio Manager	Since Inception

Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”). Therefore, you may purchase Fund shares only from Edward Jones through Advisory Solutions. There are no initial or subsequent minimum purchase amounts for the Fund. Orders to sell or redeem shares must be placed directly with Edward Jones or your local Edward Jones financial advisor. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund generally intends to distribute income that is exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to the Federal AMT, federal income, or capital gains taxation.

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SUMMARY SECTION

Bridge Builder Large Cap Growth Fund

Investment Objective

The investment objective of Bridge Builder Large Cap Growth Fund (the “Fund” or the “Large Cap Growth Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.44%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.04%
Total Annual Fund Operating Expenses	0.48%
Less Waivers(1)	(0.19)%
Net Annual Fund Operating Expenses	0.29%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2018, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s Sub-advisers. This contractual agreement may only be changed or eliminated before October 28, 2018 with the approval of the Board of Trustees (the “Board”). Such waivers are not subject to reimbursement by the Fund.

(2)	Other Expenses include acquired fund fees and expenses less than 0.01%.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2018). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$30	$135	$250	$585

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies (see below) that seek to track the performance of securities of large capitalization companies. The Fund defines large capitalization companies as companies whose market capitalizations typically fall within the range of the Russell 1000® Index (as of June 30, 2017, companies with capitalizations of at least approximately $3.4 billion). While the Fund primarily invests in equity securities of large capitalization companies, it may also invest in securities of medium and small capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. From time to time, the Fund may also buy or sell derivatives, principally futures contracts for cash equitization purposes. The Fund follows an investing style that favors growth investments.

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The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of its portion of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers: BlackRock Investment Management, LLC (“BlackRock”); Jennison Associates LLC (“Jennison”); Lazard Asset Management LLC (“Lazard”); Sustainable Growth Advisers, LP (“SGA”); and William Blair Investment Management, LLC (“William Blair”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities represented by the 1,000 largest capitalized companies. The criterion for the selection of investments is the Russell 1000® Growth Index.

Jennison’s Principal Investment Strategies

Jennison seeks to invest in large capitalization securities whose price will increase over the long term. It invests in equity and equity-related securities of companies that it believes have strong capital appreciation potential. In deciding which equities to buy, Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Jennison’s confidence in potential issuer earnings is an important part of the selection process. Jennison evaluates a company’s value by examining fundamental metrics such as price to forward earnings, price to book value, price to sales, and enterprise value to earnings before interest, taxes, depreciation, and amortization.

Lazard’s Principal Investment Strategies

Lazard invests primarily in equity securities, principally common stocks, of U.S. companies that Lazard believes have strong and/or improving financial productivity and are undervalued based on their earnings, cash flow or asset values. Although Lazard generally focuses on large capitalization companies, the market capitalizations of issuers in which Lazard invests may vary with market conditions, and Lazard also may invest in medium capitalization and small capitalization companies.

SGA’s Principal Investment Strategies

SGA uses an investment process to identify large capitalization companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth. SGA seeks to identify companies that exhibit characteristics such as pricing power, repeat revenue streams, and global reach that, in SGA’s judgment, have the potential for long-term earnings growth within the context of low business risk. SGA employs an intensive internal research and a bottom-up stock selection approach. SGA selects investments that it believes have superior long-term earnings prospects and attractive valuation. SGA seeks to sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

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William Blair’s Principal Investment Strategies

William Blair invests primarily in a diversified portfolio of equity securities of domestic growth companies of a variety of sizes that are expected to exhibit quality growth characteristics. William Blair performs fundamental company analysis and focuses on stock selection.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. The principal risks affecting the Fund that can cause a decline in value are:

●	Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.
●
American Depositary Receipts or Global Depositary Receipts Risk. ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. securities they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

●
Counterparty Risk. When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

●
Currency Risk. As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, adversely affecting the value of the Fund.

●
Derivatives Risk. An investment in derivatives (such as futures contracts) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative may not provide the anticipated protection, causing the Fund to lose money on both the derivative and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. The Fund’s use of derivatives is also subject to market risk and liquidity risk, each of which is described below.

●
Equity Risk. The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions, and/or economic conditions.

●
Foreign Securities Risk. The risks of investing in foreign securities can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors, and less stringent regulation of securities markets.

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●
Growth Style Risk. The Fund is managed primarily in a growth investment style. Growth stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Growth stocks are stocks of companies expected to increase revenues and earnings at a faster rate than their peers.

●
Investment Company and Exchange Traded Fund Risk. An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.
•
Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●
Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

●
Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments.  A variety of factors can influence underperformance, including regulatory events, inflation, interest rates, terrorism, and natural disasters.

●
Multi-Manager and Multi-Style Management Risk. The Fund allocates its assets to multiple Sub-advisers believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple Sub-advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

•
Passive Management Risk. Because the portion of the Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the Russell 1000® Growth Index, the Fund faces a risk of poor performance if the Russell 1000® Growth Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise the Russell 1000® Growth Index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Russell 1000® Growth Index.

●	Real Estate Investment Trusts Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

●
Redemption Risk. The Fund may experience losses when selling securities to meet redemption requests. The risk is greater for larger redemption requests or redemption requests during adverse market conditions.

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●
Regulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory and judicial actions which could have a substantial adverse effect on the Fund’s performance.

●
Smaller Company Risk. Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks, as these companies may have less operating history, narrower product or customer markets, and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s year-to-year performance and its performance for one year and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in Edward Jones Advisory Solutions® (“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns
Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended September 30, 2016)	5.06%
Lowest (quarter ended March 31, 2016)	-2.90%

The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/17 to 9/30/17 was 18.38%.

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Average Annual Total Return as of December 31, 2016
	1 Year	Since Inception (4/27/15)

Return Before Taxes	3.24%	2.24%

Return After Taxes on Distributions	3.01%	2.03%

Return After Taxes on Distributions and Sale of Fund Shares	2.02%	1.70%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	7.08%	3.82%

The Russell 1000® Growth Index measures the performance of the large- cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

BlackRock
Portfolio Managers	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since Inception
Greg Savage	Managing Director, Portfolio Manager	Since Inception
Rachel M. Aguirre	Director, Senior Portfolio Manager	Since April 2016
Creighton Jue	Managing Director, Portfolio Manager	Since April 2016

Jennison
Portfolio Managers	Position with Jennison	Length of Service to the Fund
Kathleen A. McCarragher	Managing Director	Since Inception
Blair A. Boyer	Managing Director	Since Inception

Lazard
Portfolio Managers	Position with Lazard	Length of Service to the Fund
Andrew Lacey	Portfolio Manager/Analyst	Since Inception
Martin Flood	Portfolio Manager/Analyst	Since Inception
H. Ross Seiden	Portfolio Manager/Analyst	Since September 2015
Ronald Temple, CFA	Portfolio Manager/Analyst	Since Inception

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SGA
Portfolio Managers	Position with SGA	Length of Service to the Fund
George P. Fraise	Portfolio Manager/Analyst	Since Inception
Gordon M. Marchand, CFA	Portfolio Manager/Analyst	Since Inception
Robert L. Rohn	Portfolio Manager/Analyst	Since Inception

William Blair
Portfolio Managers	Position with William Blair	Length of Service to the Fund
David C. Fording	Partner and Portfolio Manager	Since Inception
John F. Jostrand	Partner and Portfolio Manager	Since Inception

Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”). Therefore, you may purchase and sell or redeem Fund shares only from Edward Jones through Advisory Solutions. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund’s distributions will normally be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
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SUMMARY SECTION

Bridge Builder Large Cap Value Fund

Investment Objective

The investment objective of Bridge Builder Large Cap Value Fund (the “Fund” or the “Large Cap Value Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.44%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.04%
Total Annual Fund Operating Expenses	0.48%
Less Waivers(1)	(0.17)%
Net Annual Fund Operating Expenses	0.31%
(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2018 to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s Sub-advisers. This contractual agreement may only be changed or eliminated before October 28, 2018 with the approval of the Board of Trustees (the “Board”). Such waivers are not subject to reimbursement by the Fund.

(2)	Other Expenses include acquired fund fees and expenses less than 0.01%.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2018). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$32	$137	$252	$587

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies (see below), with economic characteristics that seek to track the performance of securities of large capitalization companies. The Fund defines large capitalization companies as companies whose market capitalizations typically fall within the range of the Russell 1000® Index (as of June 30, 2017, companies with capitalizations of at least approximately $3.4 billion). While the Fund primarily invests in equity securities of large capitalization companies, it may also invest in securities of medium and small capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. From time to time, the Fund may also buy or sell derivatives, principally futures contracts for cash equitization purposes. The Fund follows an investing style that favors value investments.

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The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers: Artisan Partners Limited Partnership (“Artisan”); Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”); BlackRock Investment Management, LLC (“BlackRock”); and Wellington Management Company LLP (“Wellington Management”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

Artisan’s Principal Investment Strategies

Artisan employs a fundamental investment process to construct a diversified portfolio of equity securities across a broad capitalization range. Artisan seeks to invest in companies that are undervalued, in solid financial condition, and have attractive business economics. Artisan believes that companies with these characteristics are less likely to experience eroding values over the long term.

Artisan values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. Artisan prefers companies with an acceptable level of debt and positive cash flow. At a minimum, Artisan seeks to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders. Artisan favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

BHMS's Principal Investment Strategies

BHMS invests primarily in large capitalization securities.  BHMS’s approach to the equity market is based on the underlying philosophy that markets are inefficient. BHMS believes these inefficiencies can best be exploited through adherence to a value-oriented investment process dedicated to the selection of securities on a bottom-up basis. BHMS seeks to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below-average risks. BHMS implements this strategy by seeking to construct portfolios of individual stocks that reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market (as measured by the S&P 500).

BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities represented by the 1,000 largest capitalized companies. The criterion for the selection of investments is the Russell 1000® Value Index.

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Wellington Management’s Principal Investment Strategies

Wellington Management normally invests a significant portion of its assets in the equity securities of large-capitalization companies, though it may invest in the securities of companies with any market capitalization.

Wellington Management uses substantial proprietary, fundamental research resources to identify companies with superior prospects for dividend growth and capital appreciation that sell at reasonable valuation levels. Wellington Management believes that above average growth in dividends is an effective and often overlooked indicator of higher quality, shareholder-oriented companies that have the ability to produce consistent, above-average returns over the long term.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. The principal risks affecting the Fund that can cause a decline in value are:

●	Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

●
American Depositary Receipts or Global Depositary Receipts Risk. ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. securities they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

●
Counterparty Risk. When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

●
Currency Risk. As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, adversely affecting the value of the Fund.

●
Derivatives Risk. An investment in derivatives (such as futures contracts) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative may not provide the anticipated protection, causing the Fund to lose money on both the derivative and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. The Fund’s use of derivatives is also subject to market risk and liquidity risk, each of which is described below.

●
Equity Risk. The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions, and/or economic conditions.

●
Foreign Securities Risk. The risks of investing in foreign securities can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors, and less stringent regulation of securities markets.

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●
Investment Company and Exchange Traded Fund Risk. An investment company, including an ETF in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

●
Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●
Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

●
Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments.  A variety of factors can influence underperformance, including regulatory events, inflation, interest rates, terrorism, and natural disasters.

●
Multi-Manager and Multi-Style Management Risk. The Fund allocates its assets to multiple Sub-advisers believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple Sub-advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

●
Passive Management Risk. Because the portion of the Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the Russell 1000® Value Index, the Fund faces a risk of poor performance if the Russell 1000® Value Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise the Russell 1000® Value Index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Russell 1000® Value Index.

●	Real Estate Investment Trusts Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

●
Redemption Risk. The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

●
Regulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory, and judicial actions which could have a substantial adverse effect on the Fund’s performance.

●
Smaller Company Risk. Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks, as these companies may have less operating history, narrower product or customer markets, and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

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●
Value Style Risk. The Fund is managed primarily in a value investment style. Value stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Value stocks are believed to be undervalued relative to their projected underlying profitability.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s year-to-year performance and its performance for one year and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in Edward Jones Advisory Solutions® (“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns
Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended December 31, 2016)	5.42%
Lowest (quarter ended March 31, 2016)	2.61%

The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/17 to 9/30/17 was 11.34%.

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Average Annual Total Return as of December 31, 2016
	1 Year	Since Inception (4/27/15)

Return Before Taxes	15.66%	5.82%

Return After Taxes on Distributions	15.18%	5.37%

Return After Taxes on Distributions and Sale of Fund Shares	9.22%	4.41%

Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	17.34%	7.02%

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

Artisan
Portfolio Managers	Position with Artisan	Length of Service to the Fund

James C. Kieffer	Managing Director and Portfolio Manager	Since Inception
Daniel L. Kane	Portfolio Manager	Since Inception
Thomas A. Reynolds IV	Managing Director and Portfolio Manager	Since October 2017

BHMS
Portfolio Managers	Position with BHMS	Length of Service to the Fund
Mark Giambrone	Managing Director, Portfolio Manager	Since Inception
Michael Nayfa, CFA	Director, Portfolio Manager	Since Inception
Terry Pelzel, CFA	Director, Portfolio Manager	Since Inception

BlackRock
Portfolio Managers	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since Inception
Greg Savage	Managing Director, Portfolio Manager	Since Inception
Rachel M. Aguirre	Director, Senior Portfolio Manager	Since April 2016
Creighton Jue	Managing Director, Portfolio Manager	Since April 2016

Wellington Management
Portfolio Manager	Position with Wellington Management	Length of Service to the Fund
Donald J. Kilbride	Senior Managing Director, Equity Portfolio Manager	Since Inception
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Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”). Therefore, you may purchase and sell or redeem Fund shares only from Edward Jones through Advisory Solutions. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund’s distributions will normally be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

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SUMMARY SECTION

Bridge Builder Small/Mid Cap Growth Fund

Investment Objective

The investment objective of Bridge Builder Small/Mid Cap Growth Fund (the “Fund” or the “Small/Mid Cap Growth Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.64%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.05%
Total Annual Fund Operating Expenses	0.69%
Less Waivers(1)	(0.25)%
Net Annual Fund Operating Expenses	0.44%
(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2018 to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s Sub-advisers. This contractual agreement may only be changed or eliminated before October 28, 2018 with the approval of the Board of Trustees (the “Board”). Such waivers are not subject to reimbursement by the Fund.

(2)	Other Expenses include acquired fund fees and expenses less than 0.01%.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2018). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$45	$196	$359	$835

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of securities of small and mid capitalization companies. The Fund defines small and mid capitalization companies as companies whose market capitalizations typically fall within the range of the Russell MidCap® Index and the Russell 2000® Index (as of June 30, 2017, companies with capitalizations less than approximately $30 billion). While the Fund primarily invests in equity securities of small and mid capitalization companies, it may also invest in securities of large capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in futures and in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Fund follows an investing style that favors growth investments.

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The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers: BlackRock Investment Management (“BlackRock”); Champlain Investment Partners, LLC (“Champlain”); ClearBridge Investments, LLC (“ClearBridge”); Eagle Asset Management, Inc. (“Eagle”); and Stephens Investment Management Group, LLC (“SIMG”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of the Sub-advisers. Below is a summary of each Sub-adviser’s principal investment strategies.

BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segments of the United States market for publicly traded equity securities as represented by the Russell Midcap® Growth Index, which tracks the performance of mid capitalization companies, and the Russell 2000® Growth Index, which tracks the performance of small capitalization companies.

Champlain’s Principal Investment Strategies

Champlain principally invests in equity securities of medium capitalization companies.  Champlain seeks capital appreciation by investing in companies that it believes have strong long-term fundamentals, superior capital appreciation potential, and attractive valuations. Through the consistent execution of a fundamental bottom-up investment process, which includes an effort to understand a company’s intrinsic or fair value, Champlain expects to identify a diversified universe of mid-sized companies that trade at a discount to their estimated or intrinsic fair values.

ClearBridge’s Principal Investment Strategies

ClearBridge principally invests in the equity securities of mid capitalization companies or other investments with similar economic characteristics.

ClearBridge seeks to identify companies with superior prospects for capital appreciation through fundamental analysis. It normally invests in stocks selected for their long-term growth potential. ClearBridge conducts bottom-up, fundamental research to invest in a focused portfolio that includes those stocks in which it has the greatest conviction. In selecting individual companies for investment, ClearBridge looks for attractive valuations, favorable growth and attractive risk/reward profiles, and strong free cash flow and balance sheets.

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Eagle’s Principal Investment Strategies

During normal market conditions, Eagle primarily invests in the equity securities of small capitalization companies. When making investment decisions, Eagle generally focuses on investing in the securities of small capitalization companies that demonstrate growth potential at a price that does not appear to reflect the company’s true underlying value. Eagle uses a three-pronged investment philosophy when evaluating potential additions to the portfolio – quality, valuation, and balance. Eagle seeks quality by investing in companies with superior cash-flow generation, management teams with a successful record of business strategy execution, sustainable growth, and a defensive business model. It seeks attractive valuation using market fluctuations as opportunistic entry points. Finally, it attempts to balance the allocated portion of the Fund’s portfolio through sector-weight policies that provide diversification across major economic sectors.

SIMG’s Principal Investment Strategies

SIMG evaluates and selects securities of both mid capitalization and small capitalization companies. When making its investment decisions, SIMG employs a disciplined, bottom-up investment selection process that combines rigorous fundamental analysis with quantitative screening in an effort to identify companies that exhibit potential for superior earnings growth that is unrecognized by the markets. SIMG has two screens—one for core growth stocks and one for catalyst stocks. Core growth stocks have strong growth franchises, recurring revenue, and above-average growth rates; catalyst stocks, in comparison, are experiencing change that could lead to accelerated earnings growth.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. The principal risks affecting the Fund that can cause a decline in value are:

●	Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.
●
American Depositary Receipts or Global Depositary Receipts Risk. ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. securities they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

●
Counterparty Risk. When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

●
Currency Risk. As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, adversely affecting the value of the Fund.

●
Derivatives Risk. An investment in derivatives (such as futures contracts) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative may not provide the anticipated protection, causing the Fund to lose money on both the derivative and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives is also subject to market risk and liquidity risk, each of which is described below.

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●
Equity Risk. The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions, and/or economic conditions.

●
Foreign Securities Risk. The risks of investing in foreign securities can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors, and less stringent regulation of securities markets.

●
Growth Style Risk. The Fund is managed primarily in a growth investment style. Growth stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Growth stocks are stocks of companies expected to increase revenues and earnings at a faster rate than their peers.

●
Investment Company and Exchange Traded Fund Risk. An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.
●
Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●
Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

●
Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments.  A variety of factors can influence underperformance, including regulatory events, inflation, interest rates, terrorism, and natural disasters.

●
Multi-Manager and Multi-Style Management Risk. The Fund allocates its assets to multiple Sub-advisers believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple Sub-advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

●
Passive Management Risk. Because the portion of the Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the Russell Midcap® Growth Index and the Russell 2000® Growth Index, the Fund faces a risk of poor performance if either index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise either index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in either index.

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●	Real Estate Investment Trusts Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
●
Redemption Risk. The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

●
Regulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory, and judicial actions which could have a substantial adverse effect on the Fund’s performance.

●
Smaller Company Risk. Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks, as these companies may have less operating history, narrower product or customer markets, and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s year-to-year performance and its performance for one year and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in Edward Jones Advisory Solutions® (“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns
Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended September 30, 2016)	5.93%
Lowest (quarter ended March 31, 2016)	-0.75%

The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/17 to 9/30/17 was 14.19%.

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Average Annual Total Return as of December 31, 2016
	1 Year	Since Inception (4/27/15)

Return Before Taxes	11.47%	2.92%

Return After Taxes on Distributions	11.38%	2.83%

Return After Taxes on Distributions and Sale of Fund Shares	6.57%	2.23%

Russell 2500® Growth Index (reflects no deduction for fees, expenses or taxes)	9.73%	0.95%

The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

BlackRock
Portfolio Managers	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since Inception
Greg Savage	Managing Director, Portfolio Manager	Since Inception
Rachel M. Aguirre	Director, Senior Portfolio Manager	Since April 2016
Creighton Jue	Managing Director, Portfolio Manager	Since April 2016

Champlain
Portfolio Manager	Position with Champlain	Length of Service to the Fund
Scott Brayman	Chief Investment Officer and Managing Partner	Since Inception
Corey Bronner, CFA	Analyst and Partner	Since October 2017
Joseph Caligiuri, CFA	Senior Associate Analyst	Since October 2017
Joseph Farley	Analyst and Partner	Since October 2017
Erik Giard-Chase, CFA	Senior Associate Analyst	Since October 2017

ClearBridge
Portfolio Managers	Position with ClearBridge	Length of Service to the Fund
Brian Angerame	Managing Director, Portfolio Manager	Since Inception
Derek Deutsch, CFA	Managing Director, Portfolio Manager	Since Inception
Aram Green	Managing Director, Portfolio Manager	Since Inception
Jeffrey Russell, CFA	Managing Director, Portfolio Manager	Since Inception

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Eagle
Portfolio Managers	Position with Eagle	Length of Service to the Fund
Charles Schwartz	Portfolio Manager	Since Inception
Betsy Pecor	Portfolio Manager	Since Inception
Matt McGeary	Portfolio Manager	Since Inception

SIMG
Portfolio Manager	Position with SIMG	Length of Service to the Fund
Ryan Crane, CFA	Chief Investment Officer	Since August 2015

Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”). Therefore, you may purchase and sell or redeem Fund shares only from Edward Jones through Advisory Solutions. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund’s distributions will normally be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

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SUMMARY SECTION

Bridge Builder Small/Mid Cap Value Fund

Investment Objective

The investment objective of Bridge Builder Small/Mid Cap Value Fund (the “Fund” or the “Small/Mid Cap Value Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.64%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.05%
Acquired Fund Fees and Expenses	0.07%
Total Annual Fund Operating Expenses	0.76%
Less Waivers(1)	(0.22)%
Net Annual Fund Operating Expenses	0.54%
(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2018, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s Sub-advisers. This contractual agreement may only be changed or eliminated before October 28, 2018 with the approval of the Board of Trustees (the “Board”). Such waivers are not subject to reimbursement by the Fund.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2018). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$55	$221	$401	$922

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of securities of small and mid capitalization companies. The Fund defines small and mid capitalization companies as companies whose market capitalizations typically fall within the range of the Russell MidCap® Index and the Russell 2000® Index (as of June 30, 2017, companies with capitalizations less than approximately $30 billion). While the Fund primarily invests in equity securities of small and mid capitalization companies, it may also invest in securities of large capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in futures and in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Fund follows an investing style that favors value investments.

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The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers: Advisory Research, Inc. (“Advisory Research”); BlackRock Investment Management, LLC (“BlackRock”); Boston Partners Global Investors, Inc. (“Boston Partners”); LSV Asset Management (“LSV”); Silvercrest Asset Management Group LLC (“Silvercrest”); and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”). The Adviser may adjust allocations to the Sub-advisers or make recommendations to the Board with respect to the hiring, termination, or replacement of the Sub-advisers at any time. Below is a summary of each Sub-adviser’s principal investment strategies.

Advisory Research’s Principal Investment Strategies

Advisory Research primarily invests in equity securities of small cap companies. Advisory Research uses a bottom-up approach that seeks to identify companies with attractive valuations relative to net asset value. The strategy invests in stocks that Advisory Research believes are profitable, undervalued on a price to book basis, and exhibit low levels of leverage. Advisory Research invests primarily in equity securities of U.S. issuers, which may include companies that are located outside the U.S. but issue equity securities that are publicly traded on a U.S. exchange.

BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segments of the United States market for publicly traded equity securities as represented by the Russell Midcap® Value Index, which tracks the performance of mid capitalization companies, and the Russell 2000® Value Index, which tracks the performance of small capitalization companies.

Boston Partners’ Principal Investment Strategies

Boston Partners primarily invests in mid capitalization companies. Boston Partners uses bottom-up fundamental analysis to make investment decisions. Boston Partners’ strategy is designed to identify companies with attractive valuation, sound business fundamentals, and improving business momentum. Boston Partners’ strategy seeks to add value through bottom-up stock selection.

LSV’s Principal Investment Strategies

LSV primarily invests in mid capitalization companies.  LSV uses a bottom-up investment style, seeking to identify companies that are trading at prices substantially below their intrinsic value.

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Silvercrest’s Principal Investment Strategies

Silvercrest primarily invests in small capitalization companies. These companies typically possess, in the opinion of the portfolio manager, one or more of the following attributes:

●          Business that results in relatively consistent longer-term earning and cash flow growth;
●          Franchise/asset value that may make the company attractive to potential acquirers;
●          Cyclically depressed earnings and/or cash flow that has potential for improvement; or
●          A catalyst that will promote recognition of the company’s undervalued status.

Vaughan Nelson’s Principal Investment Strategies

Vaughan Nelson primarily invests in mid capitalization companies with a focus on those companies meeting Vaughan Nelson’s return expectations. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

●          Companies earning a positive return on capital with stable-to-improving returns;
●          Companies valued at a discount to their asset value; and
●          Companies with an attractive and sustainable dividend level.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. The principal risks affecting the Fund that can cause a decline in value are:

●	Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.
●
American Depositary Receipts or Global Depositary Receipts Risk. ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. securities they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

●
Counterparty Risk. When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

●
Currency Risk. As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, adversely affecting the value of the Fund.

●
Derivatives Risk. An investment in derivatives (such as futures contracts) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative may not provide the anticipated protection, causing the Fund to lose money on both the derivative and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives is also subject to market risk and liquidity risk, each of which is described below.

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●
Equity Risk. The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions, and/or economic conditions.

●
Foreign Securities Risk. The risks of investing in foreign securities can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors, and less stringent regulation of securities markets.

●
Investment Company and Exchange Traded Fund Risk. An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
●
Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●
Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

●
Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments.  A variety of factors can influence underperformance, including regulatory events, inflation, interest rates, terrorism, and natural disasters.

●
Multi-Manager and Multi-Style Management Risk. The Fund allocates its assets to multiple Sub-advisers believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple Sub-advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

●
Passive Management Risk. Because the portion of the Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the Russell Midcap® Value Index and the Russell 2000® Value Index, the Fund faces a risk of poor performance if either index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise either index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in either index.

●	Real Estate Investment Trusts Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
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●
Redemption Risk. The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

●
Regulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory, and judicial actions which could have a substantial adverse effect on the Fund’s performance.

●
Smaller Company Risk. Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks, as these companies may have less operating history, narrower product or customer markets, and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

●
Value Style Risk. The Fund is managed primarily in a value investment style. Value stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Value stocks are believed to be undervalued relative to their projected underlying profitability.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s year-to-year performance and its performance for one year and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in Edward Jones Advisory Solutions® (“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns
Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended December 31, 2016)	7.30%
Lowest (quarter ended March 31, 2016)	0.32%

The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/17 to 9/30/17 was 7.99%.

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Average Annual Total Return as of December 31, 2016
	1 Year	Since Inception (4/27/15)

Return Before Taxes	17.01%	5.46%

Return After Taxes on Distributions	16.78%	5.24%

Return After Taxes on Distributions and Sale of Fund Shares	9.81%	4.17%

Russell 2500® Value Index (reflects no deduction for fees, expenses or taxes)	25.20%	8.63%
The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500® Index companies with lower price-to-book and lower forecasted growth values. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

Advisory Research
Portfolio Managers	Position with Advisory Research	Length of Service to the Fund
Matthew Swaim	Portfolio Manager	Since Inception
James Langer	Portfolio Manager	Since Inception
Bruce Zessar	Portfolio Manager	Since Inception
Chris Harvey	Portfolio Manager	Since October 2015

BlackRock
Portfolio Managers	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since Inception
Greg Savage	Managing Director, Portfolio Manager	Since Inception
Rachel M. Aguirre	Director, Senior Portfolio Manager	Since April 2016
Creighton Jue	Managing Director, Portfolio Manager	Since April 2016

Boston Partners
Portfolio Manager	Position with Boston Partners	Length of Service to the Fund
Steven Pollack, CFA	Portfolio Manager	Since Inception

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LSV
Portfolio Managers	Position with LSV	Length of Service to the Fund
Josef Lakonishok, Ph.D.	Chief Executive Officer, Chief Investment Officer, Portfolio Manager and Founding Partner	Since November 1, 2016
Menno Vermeulen, CFA	Portfolio Manager, Senior Quantitative Analyst and Partner	Since November 1, 2016
Puneet Mansharamani, CFA	Portfolio Manager, Senior Quantitative Analyst and Partner	Since November 1, 2016
Greg Sleight	Portfolio Manager, Quantitative Analyst and Partner	Since November 1, 2016
Guy Lakonishok, CFA	Portfolio Manager, Quantitative Analyst and Partner	Since November 1, 2016

Silvercrest
Portfolio Manager	Position with Silvercrest	Length of Service to the Fund
Roger W. Vogel, CFA	Managing Director and Portfolio Manager	Since Inception

Vaughan Nelson
Portfolio Managers	Position with Vaughan Nelson	Length of Service to the Fund
Dennis G. Alff, CFA	Senior Portfolio Manager (Lead)	Since Inception
Chad D. Fargason, Ph.D.	Senior Portfolio Manager	Since Inception
Chris D. Wallis, CFA	CEO and Senior Portfolio Manager	Since Inception
Scott J. Weber, CFA	Senior Portfolio Manager	Since Inception

Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”). Therefore, you may purchase and sell or redeem Fund shares only from Edward Jones through Advisory Solutions. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
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SUMMARY SECTION

Bridge Builder International Equity Fund

Investment Objective

The investment objective of the Bridge Builder International Equity Fund (the “Fund” or the “International Equity Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.60%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.08%
Total Annual Fund Operating Expenses	0.68%
Less Waivers(1)	(0.25)%
Net Annual Fund Operating Expenses	0.43%
(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2018, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s Sub-advisers. This contractual agreement may only be changed or eliminated before October 28, 2018 with the approval of the Board of Trustees (the “Board”). Such waivers are not subject to reimbursement by the Fund.

(2)	Other Expenses include acquired fund fees and expenses less than 0.01%.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2018). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$44	$192	$354	$823

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities and other instruments, such as derivative instruments (see below), with economic characteristics similar to equity securities, and certain investment companies that seek to track the performance of equity securities. The Fund will primarily invest in non-U.S.-dollar denominated securities of large capitalization companies that derive a majority of their revenues or profits from a country or countries other than the United States. The Fund may also invest in securities of mid and small capitalization companies. The Fund invests principally in equity securities issued by companies in developed countries, but may also invest in companies in emerging markets or developing countries. The Fund may also invest in U.S. dollar-denominated securities issued by foreign entities, American Depositary Receipts (“ADRs”), or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”), that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the Fund may also buy or sell derivatives, principally futures contracts for cash equitization purposes, and forward contracts and options for currency hedging.

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The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Fund and the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser currently allocates Fund assets to the following Sub-advisers: Baillie Gifford Overseas Limited (“Baillie Gifford Overseas”); BlackRock Investment Management, LLC (“BlackRock”); Edinburgh Partners Limited (“Edinburgh Partners”); Manning & Napier Advisors, LLC (“Manning & Napier”); Mondrian Investment Partners Limited (“Mondrian”); Pzena Investment Management, LLC (“Pzena”); and WCM Investment Management (“WCM”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

Baillie Gifford Overseas’ Principal Investment Strategies

In the Fund, Baillie Gifford Overseas primarily invests in non-U.S. dollar-denominated securities that derive a majority of their revenues or profits from a country or countries other than the United States. Baillie Gifford Overseas aims to add value through active management, by making long-term investments in well managed, quality businesses that enjoy sustainable competitive advantages in their marketplace.

BlackRock’s Principal Investment Strategies

BlackRock invests in international equity securities with the objective of approximating as closely as practicable the capitalization weighted total rates of return of the markets in certain countries for equity securities traded outside the United States, as represented by the MSCI EAFE Growth and MSCI EAFE Value Indices. The MSCI EAFE Growth and MSCI EAFE Value Indices measure the performance of large and mid capitalization companies across developed markets, excluding the United States and Canada. The MSCI EAFE Growth Index focuses on companies exhibiting overall growth style characteristics, while the MSCI EAFE Value Index focuses on companies exhibiting overall value style characteristics.

Edinburgh Partners’ Principal Investment Strategies

Edinburgh Partners employs a disciplined, long-only, value-oriented, global investment strategy to select stocks. Edinburgh Partners aims to identify and buy undervalued non-U.S. companies, including those in the emerging markets, and hold them until share prices reflect, in Edinburgh Partners’ view, their long-term earnings potential. The firm’s investment philosophy is based on the belief that a portfolio of companies with below-average five-year forward price/earnings (P/E) ratios will outperform the market over the long run. Therefore, the firm’s research focuses primarily on seeking to accurately forecast five-year forward P/E ratios. The security selection process is unconstrained, portfolio holdings are concentrated, and turnover is expected to be low.

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Manning & Napier’s Principal Investment Strategies

Manning & Napier invests primarily in common stocks of foreign companies, which may be located both in developed and in emerging markets. Manning & Napier may also invest in ADRs and other U.S. dollar-denominated securities of foreign issuers and U.S. stocks, as well as in stocks of small, mid-size or large companies. Manning & Napier may invest in forward foreign currency contracts to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency.

Manning & Napier uses a bottom-up strategy, focusing on individual security selection to choose stocks from companies around the world. Manning & Napier analyzes factors such as the management, financial condition, and market position of individual companies to select companies that it believes will make attractive long-term investments. In selecting individual securities, Manning & Napier uses fundamental analysis and looks for one or more of the following characteristics:

●             Strong strategic profiles (e.g., strong market position, benefits from technology, market share gains in a mature market and high barriers to entry).
●             Companies well-positioned to benefit from an anticipated upturn in an industry sub-sector due to sharply reduced competition and improving demand.
●             Companies trading at very low valuations relative to fundamental or break-up value.

Mondrian’s Principal Investment Strategies

Mondrian invests primarily in equity securities of non-U.S. large capitalization issuers, including the securities of emerging market companies, that in Mondrian’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by Mondrian. Mondrian employs a long-only, value investment philosophy. Portfolio construction is primarily driven by detailed bottom-up stock selection, based on rigorous dividend discount valuation analysis.

Pzena's Principal Investment Strategies

Pzena focuses on deep value investing, seeking to identify international securities that are trading at prices substantially below their intrinsic value but have solid long term prospects. Pzena may also invest in emerging markets securities. Pzena performs intensive fundamental research using a bottom-up security selection process.

WCM’s Principal Investment Strategies

WCM uses a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and that show a high probability for superior future growth. WCM’s investment process focuses on seeking industry leading companies that WCM believes possess growing competitive advantages; corporate cultures emphasizing strong, quality, and experienced management; low or no debt; and attractive relative valuations. WCM also considers other factors in selecting securities, including political risk, monetary policy risk, and regulatory risk.

Although WCM may invest in securities of companies of any size, WCM will generally invest in large, established multinational companies. WCM generally will invest in securities of companies located in different regions and in at least three different countries. From time to time, however, WCM may have a significant portion of its allocated assets invested in the securities of companies in one or a few countries or regions.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. The principal risks affecting the Fund that can cause a decline in value are:

●	Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.
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●
American Depositary Receipts or Global Depositary Receipts Risk. ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

●
Counterparty Risk. When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

●
Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

●
Derivatives Risk. An investment in derivatives (such as futures contracts, forward contracts or options) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative contract is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative contract may not provide the anticipated protection, causing the Fund to lose money on both the contract and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative contract may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives is also subject to market risk and liquidity risk, each of which is described below. The Fund’s use of forward contracts is also subject to the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation.

●
Emerging Markets Securities Risk. A fund that invests a significant portion of its assets in the securities of issuers based in countries with “emerging market” economies is subject to greater levels of foreign investment risk than a fund investing primarily in more-developed foreign markets since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, the risks of investing in developed foreign countries.

●
Equity Risk. The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions, and/or economic conditions.

●
Foreign Securities Risk. The risks of investing in foreign securities, including through ADRs and GDRs, can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

●
Geographic Focus Risk. To the extent that a significant portion of the Fund’s portfolio is invested in the securities of companies in a particular country or region, the Fund will be subject to greater risk of loss and price volatility than a fund holding more geographically diverse investments. For example, the departure of the United Kingdom (“UK”) from the European Union could have a significant effect on the UK and European economies and the broader global economy, result in increased volatility and illiquidity, and potentially lower economic growth in global markets, which may adversely affect the value of the Fund’s investments.

●
Growth Style Risk. The Fund is managed partially in a growth investment style. Growth stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Growth stocks are stocks of companies expected to increase revenues and earnings at a faster rate than their peers.

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●
Investment Company and Exchange Traded Fund Risk. An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.
●
Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●
Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

●
Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments.  A variety of factors can influence underperformance, including regulatory events, inflation, interest rates, terrorism, and natural disasters.

●
Multi-Manager and Multi-Style Management Risk. The Fund allocates its assets to multiple Sub-advisers believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple Sub-advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

●
Passive Management Risk. Because the portion of the Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the MSCI EAFE Growth Index and the MSCI EAFE Value Index, the Fund faces a risk of poor performance if either index declines generally or performs poorly relative to U.S. equity indexes, other international equity indexes or individual stocks, the stock of companies which comprise either index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in either index.

●	Real Estate Investment Trusts Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
●
Redemption Risk. The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

●
Regulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory, and judicial actions which could have a substantial adverse effect on the Fund’s performance. In addition to United States regulation, the Fund may be affected by the actions of foreign governments, which could include actions such as the imposition of capital or currency controls, the nationalization of a company or industry of which the Fund owns securities, or the imposition of taxes that could have an adverse effect on security prices.

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●
Smaller Company Risk. Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks, as these companies may have less operating history, narrower product or customer markets, and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

●
Value Style Risk. Value stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Value stocks are believed to be undervalued relative to their projected underlying profitability.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s year-to-year performance and its performance for one year and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in Edward Jones Advisory Solutions® (“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns
Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended September 30, 2016)	5.82%
Lowest (quarter ended December 31, 2016)	-2.96%

The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/17 to 9/30/17 was 21.42%.

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Average Annual Total Return as of December 31, 2016
	1 Year	Since Inception (7/6/15)

Return Before Taxes	2.69%	-1.69%

Return After Taxes on Distributions	2.47%	-1.88%

Return After Taxes on Distributions and Sale of Fund Shares	1.92%	-1.19%

MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	1.00%	-2.64%

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

Baillie Gifford Overseas
Portfolio Managers	Position with Baillie Gifford	Length of Service to the Fund
Gerard Callahan	Investment Manager	Since Inception
Joe Faraday	Investment Manager	Since Inception
Iain Campbell	Investment Manager	Since Inception
Tom Walsh	Investment Manager	Since Inception
Moritz Sitte	Investment Manager	Since Inception

BlackRock
Portfolio Managers	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since Inception
Greg Savage	Managing Director, Portfolio Manager	Since Inception
Rachel M. Aguirre	Director, Senior Portfolio Manager	Since April 2016
Creighton Jue	Managing Director, Portfolio Manager	Since April 2016

Edinburgh Partners
Portfolio Managers	Position with Edinburgh Partners	Length of Service to the Fund
Anthony Mather	Investment Partner	Since Inception
Sandy Nairn	Investment Partner & CEO	Since Inception

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Manning & Napier
Portfolio Managers	Position with Manning & Napier	Length of Service to the Fund
Ebrahim Busheri, CFA®	Director of Investments	Since Inception
Jeffrey W. Donlon, CFA®	Managing Director of Global Strategies and Senior Analyst	Since Inception

Marc Tommasi	Co-Head of Global Equities, Chief Investment Strategist, and Senior Analyst	Since Inception

Mondrian
Portfolio Managers	Position with Mondrian	Length of Service to the Fund
Elizabeth Desmond	Director, CIO – International Equities	Since Inception
Nigel Bliss	Senior Portfolio Manager	Since Inception
Alex Simcox	Senior Portfolio Manager	Since Inception
Steven Dutaut	Senior Portfolio Manager	Since April 2016

Pzena
Portfolio Managers	Position with Pzena	Length of Service to the Fund
Caroline Cai	Portfolio Manager	Since November 2016
Allison Fisch	Portfolio Manager	Since November 2016
John Goetz	Managing Principal, Co-Chief Investment Officer and Portfolio Manager	Since November 2016

WCM
Portfolio Managers	Position with WCM	Length of Service to the Fund
Paul R. Black	President, Co-CEO and Portfolio Manager	Since Inception
Peter J. Hunkel	Portfolio Manager and Business Analyst	Since Inception
Michael B. Trigg	Portfolio Manager and Business Analyst	Since Inception
Kurt R. Winrich, CFA	Chairman, Co-CEO and Portfolio Manager	Since Inception

Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”). Therefore, you may purchase and sell or redeem Fund shares only from Edward Jones through Advisory Solutions. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
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ADDITIONAL INFORMATION REGARDING THE
FUNDS’ INVESTMENT OBJECTIVES AND STRATEGIES

BRIDGE BUILDER CO RE BOND FUND

Investment Objective

The Core Bond Fund’s investment objective is to provide total return (capital appreciation plus income). The Core Bond Fund’s investment objective is non-fundamental; that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.

Principal Investment Strategies

The Core Bond Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income securities and other instruments, such as derivatives and certain investment companies (see below), with economic characteristics similar to fixed income securities. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.

The Core Bond Fund’s assets are allocated across different fixed-income market sectors and maturities. Most of the Core Bond Fund’s investments are fixed-income securities issued or guaranteed by the U.S. government or its agencies, corporate bonds, ABS, privately-issued securities (e.g., Rule 144A securities), floating rate securities, and mortgage-related and MBS, including pass-through securities, ARMs, CMOs, IOs, POs, inverse floaters, privately-issued MBS, CMBS and mortgage dollar rolls. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments), including TBA commitments. The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Core Bond Fund at an established price with payment and delivery taking place in the future..

The Core Bond Fund may invest in U.S. dollar-denominated securities issued by foreign entities The Core Bond Fund may also invest in other investment companies, including other open-end or closed-end investment companies and ETFs that have characteristics that are consistent with the Core Bond Fund’s investment objective. The other investment companies in which the Core Bond Fund may invest have similar investment objectives to that of the Core Bond Fund or otherwise are permitted to invest in the same or similar investments as the Core Bond Fund.

The Core Bond Fund may invest in futures, primarily interest rate and U.S. Treasury futures. The Core Bond Fund may buy or sell these derivative securities to gain or hedge exposure to risk factors or to alter the portfolio’s investment characteristics. Futures are a type of derivative, which are instruments that have a value based on another instrument, exchange rate or index. The Core Bond Fund may also use futures as substitutes for securities in which the Core Bond Fund can invest.

The Core Bond Fund may, from time to time, take temporary defensive positions that are inconsistent with the Core Bond Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, during such period, 100% of the Core Bond Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents. In addition, during such periods, the Core Bond Fund may invest up to 15% of its net assets in certain other derivatives, primarily forward contracts, interest rate swaps, total return swaps, and credit default swaps, measured at notional value. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser and/or the Adviser judges that market conditions make pursuing the Core Bond Fund’s investment strategies inconsistent with the best interests of its shareholders. A Sub-adviser and/or the Adviser then may temporarily use these alternative strategies that are mainly designed to limit the Core Bond Fund’s losses or to create liquidity in anticipation of redemptions. When the Core Bond Fund takes temporary defensive positions, it may not achieve its investment objective.

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From time to time, the Core Bond Fund may invest in short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments.

The Core Bond Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers retained by the Adviser. Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Core Bond Fund’s assets. The Core Bond Fund is designed to allow Sub-advisers to invest in various fixed income market sectors.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, or when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities. A Sub-adviser may also sell portfolio securities because of deterioration in the credit fundamentals of the issuer or to readjust the asset allocation of the Core Bond Fund’s investment portfolio.

The Adviser currently allocates assets of the Core Bond Fund to the following Sub-advisers: Baird, JPMIM, Loomis Sayles, and PGIM. The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

Baird’s Principal Investment Strategies

Baird’s risk-controlled approach to active bond management emphasizes the value of bottom-up security selection with a disciplined duration approach. Permissible securities are evaluated based on the credit fundamentals for corporate issues, the underlying collateral and structure of MBS and ABS, any additional structural risks of the security itself, and market liquidity risk. This risk identification process is facilitated by the use of multiple quantitative models coupled with highly experienced portfolio managers interpreting the output from these models and providing an additional qualitative assessment of the inherent risk in the security. After the risks of a security are quantified, the valuation is compared to securities with a similar risk profile within and across various sectors. This relative value analysis helps Baird select the securities it believes are undervalued and that have the best risk-adjusted expected return potential within the permissible universe of bonds.

Baird’s portfolio construction process assembles those securities with above-average risk-adjusted expected returns focusing on risk control relative to the benchmark and the discipline of diversification. Baird generally will sell a security when, on a relative basis and in Baird’s opinion, it will no longer help its allocated portion attain its objectives.

JPMIM’s Principal Investment Strategies

JPMIM invests principally in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, ABS, mortgage-related securities and MBS, and cash and cash equivalents. Mortgage-related securities and MBS may be structured as collateralized mortgage obligations (agency and non-agency), stripped MBS, commercial MBS, or mortgage pass-through securities. These securities may be structured such that payments consist of only principal payments, only interest payments or both principal and interest payments.

JPMIM invests its allocated portion of the Core Bond Fund in bonds which generally have intermediate to long maturities. The average weighted maturity of its allocated portion will ordinarily range between four and twelve years but may be shorter than four years or longer than twelve years if deemed appropriate. Because of its holdings in ABS, MBS, and similar securities, its allocated portion’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held within its allocated portion, given certain prepayment assumptions (also known as weighted average life).

Securities within JPMIM’s allocated portion may be U.S. dollar-denominated issues of a foreign corporation or a U.S. affiliate of a foreign corporation or foreign government or its agencies and instrumentalities. JPMIM may, in its sole discretion, invest a significant portion or all of its allocated portion in mortgage-related securities and MBS.

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JPMIM buys and sells securities and investments for its allocated portion based on its view of individual securities and market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles. JPMIM is value-oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, and the complex legal and technical structure of the transaction.

Loomis Sayles’ Principal Investment Strategies

Loomis Sayles invests principally in U.S. dollar-denominated investment grade fixed income securities, including Treasury securities, agency securities, credit, MBS, ABS and CMBS, corporate bonds issued by U.S. and foreign companies, and mortgage dollar rolls. Loomis Sayles’ objective with respect to its allocated portion of the Core Bond Fund’s assets is to outperform the benchmark consistently over time while maintaining the portfolio’s risk close to the benchmark.

In the view of Loomis Sayles, the fixed income markets are inefficient, often mispricing risk and reacting to news, corporate, and market events as well as technical supply and demand factors. These inefficiencies may provide effective, active investors with opportunities to generate risk-adjusted performance in excess of the benchmark. Loomis Sayles’ investment philosophy focuses on relative value investing on a risk-adjusted basis, seeking to add value for clients primarily through security selection while continually managing top-down risks in the portfolio.

Loomis Sayles’ investment strategy has a bias for fixed income securities that are liquid, or can be traded readily in the markets. Typically, Loomis Sayles sells fixed income securities when they reach a target level of valuation, there has been a change in fundamental credit quality that is not reflected in the current price, or Loomis Sayles is trimming overall risk in the portfolio.

PGIM’s Principal Investment Strategies

PGIM’s strategy is based on the philosophy that research-driven security selection is the most consistent strategy for adding value to client portfolios. PGIM complements that base strategy with modest sector rotation, duration management, and disciplined trade execution. PGIM uses a team approach to seek to add value by tilting toward fixed income sectors that it believes are attractive and by utilizing its extensive research capabilities to choose attractive fixed-income securities within sectors. Fixed-income securities include corporate and non-corporate debt obligations, such as U.S. Government securities. The weighted average maturity of the debt obligations held by its allocated portion will normally be between three and thirty years but may be shorter than three years or longer than thirty years if deemed appropriate.

PGIM may invest in securities issued or guaranteed by the U.S. Government or by an agency or instrumentality of the U.S. Government. PGIM may also invest in commercial and residential mortgage-related securities issued or guaranteed by U.S. governmental entities or by private issuers. Mortgage-related securities include CMOs, multi-class pass-through securities and stripped MBS. PGIM may also invest in ABS. PGIM may also invest in U.S. dollar-denominated securities of non-U.S. issuers, including emerging market securities (which PGIM refers to as foreign securities), money market instruments and other investment-grade fixed-income securities of foreign issuers.

In managing the Fund’s assets, PGIM uses a combination of top-down economic analysis and bottom up research in conjunction with proprietary quantitative models and risk management systems. In the top down economic analysis, PGIM develops views on economic, policy, and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into PGIM’s bottom-up research, which informs security selection. In its bottom up research, PGIM develops an internal rating and outlook on issuers. The rating and outlook is determined based on a complete review of the financial health and trends of the issuer, which includes a review of the composition of revenue, profitability, cash flow margin, and leverage.

PGIM may also consider factors such as yield, spread, and potential for price appreciation, as well as credit quality, maturity, and risk. PGIM may also use proprietary quantitative tools to support relative value trading and asset allocation for portfolio management, as well as various risk models to support risk management.
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BRIDGE BUILDER CORE PLUS BOND FUND

Investment Objective

The investment objective of the Core Plus Bond Fund is to provide total return (capital appreciation plus income). The Core Plus Bond Fund’s investment objective is non-fundamental; that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.

Principal Investment Strategies

The Core Plus Bond Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income securities of any maturity or duration and other instruments, such as derivatives, with economic characteristics similar to fixed income securities, and certain investment companies that seek to track the performance of fixed income securities. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.

The Core Plus Bond Fund’s assets are allocated across different fixed-income market sectors and maturities. Most of the Core Plus Bond Fund’s investments are fixed-income securities issued or guaranteed by the U.S. government, or its agencies, corporate bonds, ABS, privately-issued securities (e.g., Rule 144A securities), floating rate securities, and mortgage-related and MBS, including pass-through securities, CMOs, ARMs, IOs, POs, inverse floaters, sub-prime MBS, privately-issued MBS, CMBS, and mortgage dollar rolls. A mortgage dollar roll is a transaction in which the Core Plus Bond Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. The Core Plus Bond Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments), including TBAs. The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future.

The Core Plus Bond Fund may invest in securities issued by foreign entities, including emerging market securities. In addition, the Core Plus Bond Fund may invest in a variety of loans, including bank loans, bridge loans, debtor-in-possession loans and mezzanine loans. The Core Plus Bond Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. The Core Plus Bond Fund may also invest in other investment companies, including other open-end or closed-end investment companies and ETFs that have characteristics that are consistent with the Core Plus Bond Fund’s investment objective. The Core Plus Bond Fund may invest in futures contracts, primarily interest rate and U.S. Treasury futures contracts, and in swaps, including interest rate, credit default, total return, and currency swaps. In addition, the Core Plus Bond Fund may invest in forward contracts. The Core Plus Bond Fund may buy or sell futures, swaps or forward contracts to gain or hedge exposure to risk factors or alter the portfolio’s investment characteristics.

The Core Plus Bond Fund may invest in securities rated below investment grade, also known as “junk bonds,” or in unrated securities that a Sub-adviser believes are of comparable quality. The Core Plus Bond Fund’s investments in junk bonds may include bonds in default. Investment grade securities are those securities that are rated at or above Baa3 by Moody’s, BBB- by S&P, or an equivalent rating by another NRSRO, or securities that are unrated but deemed by the Sub-adviser to be comparable in quality to instruments that are so rated.

The Core Plus Bond Fund may, from time to time, take temporary defensive positions that are inconsistent with the Core Plus Bond Fund’s principal investment strategies in attempting to respond to adverse market, economic, liquidity, political or other conditions. For example, during such period, 100% of the Core Plus Bond Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser and/or the Adviser judges that market conditions make pursuing the Fund’s investment strategies inconsistent with the best interests of its shareholders. A Sub-adviser and/or the Adviser then may temporarily use these alternative strategies that are mainly designed to limit the Core Plus Bond Fund’s losses or to create liquidity in anticipation of redemptions. When the Core Plus Bond Fund takes temporary defensive positions, it may not achieve its investment objective.

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From time to time, the Core Plus Bond Fund may invest in short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market funds or similar pooled investments.

The Core Plus Bond Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers retained by the Adviser. Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Core Plus Bond Fund’s assets. The Core Plus Bond Fund is designed to allow Sub-advisers to invest in various fixed income market sectors.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, or when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities. A Sub-adviser may also sell portfolio securities because of deterioration in the credit fundamentals of the issuer or to readjust the asset allocation of the Core Plus Bond Fund’s investment portfolio.

The Adviser currently allocates assets of the Core Plus Bond Fund to the following Sub-advisers: Loomis Sayles, PIMCO, MetWest, and T. Rowe Price. The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

Loomis Sayles’ Principal Investment Strategies

Three themes typically drive Loomis Sayles’ investment approach with respect to its allocated portion of the Core Plus Bond Fund’s assets. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, Loomis Sayles may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. Loomis Sayles relies primarily on issue selection as the key driver to investment performance. Loomis Sayles will manage the interest rate risks in its allocated portion of the Core Plus Bond Fund but believes that anticipating changes in rate levels is not the primary source of added value. Third, Loomis Sayles analyzes different sectors of the economy and spreads of various fixed-income securities in an effort to find securities that it believes may produce attractive returns in comparison to these securities’ risk. Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles’ expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles’ expectations concerning the potential return of those investments.

MetWest’s Principal Investment Strategies

MetWest seeks to maximize current income and pursues above average total return consistent with prudent investment management over a full market cycle. MetWest employs a value-oriented fixed income management philosophy and an investment process predicated on a long-term economic outlook, which is determined by its investment team on a quarterly basis and is reviewed constantly. Investments are characterized by diversification among the sectors of the fixed income marketplace. The investment management team seeks to achieve the desired outperformance through the measured and disciplined application of five fixed income management strategies which include duration management, yield curve positioning, sector allocation, security selection, and opportunistic execution.

The first three strategies are top-down in orientation. MetWest starts by establishing its duration target and then determines its preferred yield curve strategy which could be concentrated or distributed across a range of maturities or concentrated at a particular point. Sector overweight or underweight decisions reflect MetWest’s view of the current relative value environment. Security selection is a bottom-up process involving the day-to-day fundamental analysis of available bond market opportunities. MetWest’s execution approach is characterized by the aggressive and informed negotiation of the prices at which transactions take place.

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PIMCO’s Principal Investment   Strategies

In selecting securities for its allocated portion of the Fund’s assets, PIMCO seeks to achieve the Fund's investment objectives by investing in a multi-sector portfolio of Fixed Income Instruments (as defined below) of varying maturities, which may be represented by forwards or derivatives such as futures contracts or swap agreements. “Fixed Income Instruments” for purposes of PIMCO’s principal investment strategies include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; MBS and other ABS; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements on Fixed Income Instruments; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. PIMCO will seek maximum total return, consistent with preservation of capital and prudent investment management by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies.

PIMCO will generally allocate its portion of the Fund’s assets among several investment sectors, which may include: (i) high yield securities (“junk bonds”) and investment grade corporate bonds of issuers located in the United States and non-U.S. countries, including emerging market countries; (ii) fixed income securities issued by U.S. and non-U.S. governments (including emerging market governments), their agencies and instrumentalities; (iii) mortgage-related and other asset backed securities; and (iv) foreign currencies, including those of emerging market countries. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Barclays U.S. Aggregate Bond Index, as calculated by PIMCO. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

PIMCO may invest in derivative instruments, such as futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. PIMCO may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. PIMCO may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

T. Rowe Price’s Principal Investment Strategies

T. Rowe Price’s active investment management approach emphasizes the value of in-depth fundamental research, diversification, and risk management practices. With respect to its allocated portion of the Core Plus Bond Fund’s assets, T. Rowe Price’s strategy integrates top-down sector allocation with bottom-up security selection in pursuit of the Core Plus Bond Fund’s investment objective. T. Rowe Price actively manages exposure to U.S. dollar‑denominated investment-grade fixed income markets and maintains as modest allocation to high yield and non‑dollar‑denominated securities. T. Rowe Price invests primarily in income-producing securities that possess what the Sub-Adviser believes are favorable total return (income plus increases in principal value) characteristics.

T. Rowe Price may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or overall credit quality, or to shift assets into and out of higher-yielding or lower-yielding securities or certain sectors.
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BRIDGE BUILDER MUNICIPAL BOND FUND

Investment Objective

The investment objective of the Municipal Bond Fund is to provide current income exempt from federal tax, with a secondary goal of preservation of investment principal. This investment objective is non-fundamental; that is, it can be changed by a vote of the Board alone and without a shareholder vote.

Principal Investment Strategies

The Municipal Bond Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in municipal securities of any maturity or duration whose interest is exempt from federal income tax. This policy is a fundamental policy of the Municipal Bond Fund and may not be changed without approval of the Municipal Bond Fund’s shareholders. Municipal securities include debt obligations issued by or on behalf of a state or local entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal AMT). Municipal securities may be obligations of a variety of issuers, including state or local entities or other qualifying issuers. Issuers may be states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities.  Certain municipal securities are either pre-refunded or escrowed-to-maturity, meaning that U.S. government obligations are placed in an escrow account with principal and interest payments from the U.S. government bonds used to secure the payment of principal and interest payments due to the holders of the municipal securities.

The Municipal Bond Fund invests in bonds subject to the Federal AMT and in municipal securities financing similar projects, such as those relating to education, health care, and transportation. The Municipal Bond Fund also invests in U.S. Treasury futures and buys or sells futures to gain or hedge exposure to risk factors, for speculative purposes or as a substitute for investing in conventional fixed income securities. In addition, the Municipal Bond Fund may invest in privately issued securities (e.g., Rule 144A securities) and other investment companies, including open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Municipal Bond Fund’s investment objective.

Additionally, the Municipal Bond Fund invests in securities rated below investment grade, also known as “junk bonds,” or in unrated securities that a Sub-adviser believes are of comparable quality. Investment grade securities are those securities that are rated at or above Baa3 by Moody’s, BBB- by S&P, or an equivalent rating by another NRSRO, or securities that are unrated but deemed by the Sub-adviser to be comparable in quality to instruments that are so rated.

The Municipal Bond Fund may, from time to time, take temporary defensive positions that are inconsistent with the Municipal Bond Fund’s principal investment strategies in attempting to respond to adverse market, economic, liquidity, political or other conditions. For example, during such period, 100% of the Municipal Bond Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser and/or the Adviser judges that market conditions make pursuing the Municipal Bond Fund’s investment strategies inconsistent with the best interests of its shareholders. A Sub-adviser and/or the Adviser then may temporarily use these alternative strategies that are mainly designed to limit the Municipal Bond Fund’s losses or to create liquidity in anticipation of redemptions. When the Municipal Bond Fund takes temporary defensive positions, it may not achieve its investment objective. For the avoidance of doubt, the Municipal Bond Fund may invest without limitation in taxable securities as a temporary measure for defensive purposes and these investments may prevent the Municipal Bond Fund from meeting its investment objective.

From time to time, the Municipal Bond Fund may invest in short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market funds or similar pooled investments.

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The Municipal Bond Fund's portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers that will be retained by the Municipal Bond Fund and the Adviser. Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Municipal Bond Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser determines to take advantage of what a Sub-adviser considers to be a better investment opportunity, or when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities. A Sub-adviser may also sell portfolio securities because of deterioration in the credit fundamentals of the issuer or to readjust the duration or asset allocation of the Municipal Bond Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Municipal Bond Fund assets allocated to each Sub-adviser. The Adviser currently allocates Fund assets to the following Sub-advisers: FIAM, T. Rowe Price, and WellsCap. Below is a summary of each Sub-adviser’s principal investment strategies. Allocations to the Sub-advisers may be adjusted at any time.

FIAM’S Principal Investment Strategies

FIAM uses a proprietary customized municipal bond index as a guide in structuring and selecting its investments for its allocated portion of the Municipal Bond Fund's assets. This index, a market value-weighted index of short to intermediate investment-grade fixed-rate municipal bonds with a certain maturity range, is designed to represent FIAM’ view of its intermediate municipal investment mandate. From time to time, FIAM may change the index or the characteristics of the index in response to changes in the market.

Normally, FIAM invests in investment-grade municipal securities. FIAM considers multiple factors when selecting investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. FIAM allocates assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity.

In managing exposure to various risks, including interest rate risk, FIAM considers, among other things, the market’s overall risk characteristics, the market’s current pricing of those risks, and internal views of potential future market conditions.

T. Rowe Price’s Principal Investment Strategies

T. Rowe Price’s active investment management approach emphasizes the value of in-depth fundamental credit research, diversification and risk management practices. By using fundamental research, T. Rowe Price seeks to add value through sector weights (emphasizing higher yielding revenue bonds at the expense of state and local general obligation debt) and issue selection over a full market cycle. The goal of this approach is to build a yield advantage into the portfolio while still taking a risk-conscious approach. Risk management includes managing duration to typically remain within a 90-110% range of the portfolio’s respective benchmark, while also focusing on striking a balance between having conviction (and an overweight allocation) in revenue sectors relative to not being disproportionately dependent on any one sector or portfolio exposure. T. Rowe Price will invest in investment grade, as well as below investment grade bonds.

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WellsCap’s Principal Investment Strategies

WellsCap starts its investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with its top-down macroeconomic approach, WellsCap conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for fixed income securities whose quality may be improving. WellsCap’s security selection is based on several factors including improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities.
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BRIDGE BUILDER LARGE CAP GROWTH FUND

Investment Objective

The Large Cap Growth Fund’s investment objective is to provide capital appreciation. The Large Cap Growth Fund’s investment objective is non-fundamental; that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.

Principal Investment Strategies

The Large Cap Growth Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies (see below) that seek to track the performance of securities of large capitalization companies. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ prior notice of such change.

The Large Cap Growth Fund defines large capitalization companies as companies whose market capitalizations typically fall within the range of the Russell 1000® Index (as of June 30, 2017, companies with capitalizations of at least approximately $3.4 billion). While the Large Cap Growth Fund primarily invests in equity securities of large capitalization companies, it may also invest in securities of medium or small capitalization companies. The Large Cap Growth Fund may invest in securities issued by U.S. and foreign entities. The Large Cap Growth Fund may invest in ADRs or GDRs. The Large Cap Growth Fund may also invest in other investment companies, including other open-end or closed-end investment companies and ETFs that have characteristics that are consistent with the Fund’s investment objective. The Large Cap Growth Fund may also invest a portion of its assets in futures and in securities of REITs, which are companies that own and/or manage real estate properties. The Large Cap Growth Fund follows an investing style that favors growth investments.

The Large Cap Growth Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to unusual and adverse market, economic, political, or other conditions. For example, during such a period, up to 100% of the Large Cap Growth Fund’s assets may be invested in short-term, high-quality fixed income securities, cash, or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser or the Adviser judges that market conditions make pursuing the Large Cap Growth Fund’s investment strategies inconsistent with the best interests of shareholders. A Sub-adviser or the Adviser may then temporarily use these alternative strategies that are mainly designed to limit the Large Cap Growth Fund’s losses or to create liquidity in anticipation of redemption. When the Large Cap Growth Fund takes temporary defensive positions, it may not achieve its investment objective.

The Large Cap Growth Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers retained by the Adviser. Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Large Cap Growth Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of its portion of the Large Cap Growth Fund’s investment portfolio.

The Adviser currently allocates assets of the Large Cap Growth Fund to the following Sub-advisers: BlackRock, Jennison, Lazard, SGA, and William Blair. The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

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BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities represented by the 1,000 largest capitalized companies. Of those 1,000 companies, the Russell 1000® Growth Index represents those with a greater-than-median orientation towards growth. Companies in this index generally have higher forecasted growth values than more value-oriented securities. The criterion for the selection of investments is the Russell 1000® Growth Index. When deemed appropriate by BlackRock, BlackRock may invest a portion of the assets allocated to it by the Adviser in futures contracts for the purpose of acting as a temporary substitute for investment in equity securities included in the Russell 1000® Growth Index. Derivatives may be used as a means to invest small liquidity balances and accruals.

Jennison’s Principal Investment Strategies

Jennison seeks to invest in large capitalization securities whose price will increase over the long term. It invests in equity and equity-related securities of companies that it believes have strong capital appreciation potential. In deciding which equities to buy, Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Jennison’s confidence in potential issuer earnings is an important part of the selection process.  Jennison evaluates a company’s value by examining fundamental metrics such as price to forward earnings, price to book value, price to sales, and enterprise value to earnings before interest, taxes, depreciation, and amortization.

Lazard’s Principal Investment Strategies

Lazard invests primarily in equity securities, principally common stocks, of companies that the Lazard believes have strong and/or improving financial productivity and are undervalued based on their earnings, cash flow, or asset values. Although Lazard generally focuses on large capitalization companies, the market capitalizations of issuers in which Lazard invests may vary with market conditions, and Lazard also may invest in medium capitalization and small capitalization companies.

SGA’s Principal Investment Strategies

SGA uses an investment process to identify large capitalization companies that it believes have a high degree of predictability, strong profitability, and above average earnings and cash flow growth. SGA seeks to identify companies that exhibit characteristics such as pricing power, repeat revenue streams, and global reach that, in SGA’s judgment, have the potential for long-term earnings growth within the context of low business risk. SGA employs an intensive internal research and a bottom-up stock selection approach. SGA selects investments that it believes have superior long-term earnings prospects and attractive valuation. SGA seeks to sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

William Blair’s Principal Investment Strategies

William Blair invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of domestic growth companies of all sizes that are expected to exhibit quality growth characteristics. William Blair invests primarily in equity securities issued by companies that typically have market capitalizations no smaller than the smallest capitalized company, and no larger than the largest capitalized company, included in the Russell 3000® Index at the time of the William Blair’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held by William Blair. To a limited extent, William Blair may also purchase stocks of companies with business characteristics and growth prospects of companies in the Russell 3000® Index, but that may have a market capitalization outside the range of companies included in the index.
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BRIDGE BUILDER LARGE CAP VALUE FUND

Investment Objective

The Large Cap Value Fund’s investment objective is to provide capital appreciation. The Large Cap Value Fund’s investment objective is non-fundamental; that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.

Principal Investment Strategies

The Large Cap Value Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of securities of large capitalization companies. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ prior notice of such change.

The Large Cap Value Fund defines large capitalization companies as companies whose market capitalizations typically fall within the range of the Russell 1000® Index (as of June 30, 2017, companies with capitalizations of at least approximately $3.4 billion). While the Large Cap Value Fund primarily invests in equity securities of large capitalization companies, it may also invest in securities of medium and small capitalization companies. The Large Cap Value Fund may invest in securities issued by U.S. and foreign entities. The Large Cap Value Fund may invest in ADRs or GDRs. The Large Cap Value Fund may also invest in other investment companies, including other open-end or closed-end investment companies and ETFs that have characteristics that are consistent with the Fund’s investment objective. The Large Cap Value Fund may also invest a portion of its assets in futures and in securities of REITs, which are companies that own and/or manage real estate properties. The Large Cap Value Fund follows an investing style that favors value investments.

The Large Cap Value Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to unusual and adverse market, economic, political, or other conditions. For example, during such a period, up to 100% of the Large Cap Value Fund’s assets may be invested in short-term, high-quality fixed income securities, cash, or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser or the Adviser judges that market conditions make pursuing the Large Cap Value Fund’s investment strategies inconsistent with the best interests of shareholders. A Sub-adviser or the Adviser may then temporarily use these alternative strategies that are mainly designed to limit the Large Cap Value Fund’s losses or to create liquidity in anticipation of redemptions. When the Large Cap Value Fund takes temporary defensive positions, it may not achieve its investment objective.

The Large Cap Value Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers retained by the Adviser. Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Large Cap Value Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Large Cap Value Fund’s investment portfolio.

The Adviser currently allocates assets of the Large Cap Value Fund to the following Sub-advisers: Artisan, BHMS, BlackRock, and Wellington Management. The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

Artisan’s Principal Investment Strategies

Artisan employs a fundamental investment process to construct a diversified portfolio of equity securities across a broad capitalization range. It seeks to invest in companies that are undervalued, in solid financial condition, and have attractive business economics. Artisan believes that companies with these characteristics are less likely to experience eroding values over the long term.

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Artisan values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that Artisan believes would be reasonable. Artisan generally will purchase a security if the stock price falls below or toward the lower end of that range.

Artisan prefers companies with an acceptable level of debt and positive cash flow. At a minimum, Artisan seeks to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

Artisan favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

BHMS’s Principal Investment Strategies

BHMS invests primarily in large capitalization securities. BHMS’s approach to the equity market is based on the underlying philosophy that markets are inefficient. BHMS believes these inefficiencies can best be exploited through adherence to a value-oriented investment process dedicated to the selection of securities on a bottom-up basis. BHMS seeks to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below-average risks. BHMS implements this strategy by seeking to construct portfolios of individual stocks that reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market (as measured by the S&P 500).

BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities represented by the 1,000 largest capitalized companies. Of those 1,000 companies, the Russell 1000® Value Index represents those with a less-than-median orientation towards growth. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values than more growth-oriented securities. The criterion for the selection of investments is the Russell 1000® Value Index. When deemed appropriate by BlackRock, BlackRock may invest a portion of the assets allocated to it in futures contracts for the purpose of acting as a temporary substitute for investment in equity securities included in the Russell 1000® Value Index. Derivatives may be used as a means to invest small liquidity balances and accruals.

Wellington Management’s Principal Investment Strategies

Wellington Management invests primarily in equity securities. Although Wellington Management may invest in the securities of companies with any market capitalization, Wellington Management normally invests a significant portion of its assets in the equity securities of large capitalization companies. Wellington Management may invest in REITs and foreign securities, including ADRs.

Wellington Management seeks to provide total returns in excess of the broader market over the long term by identifying companies that Wellington Management expects to consistently return cash to shareholders in the form of a growing dividend. Wellington Management uses substantial proprietary, fundamental research resources to identify companies with superior prospects for dividend growth and capital appreciation that sell at reasonable valuation levels. Wellington Management believes that above average growth in dividends is an effective and often overlooked indicator of higher quality, shareholder-oriented companies that have the ability to produce consistent, above-average returns over the long term.

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Wellington Management’s investment philosophy rests on the belief that the best investments over long periods of time are in companies that balance value creation and value distribution. Wellington Management seeks companies that are good stewards of capital with a long history of growing and paying dividends and a proven ability to innovate over many market cycles. Wellington Management looks for companies with good profitability, strong cash flow generation, and moderate payout ratios.
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BRIDGE BUILDER SMALL/MID CAP GROWTH FUND

Investment Objective

The Small/Mid Cap Growth Fund’s investment objective is to provide capital appreciation. The Small/Mid Cap Growth Fund’s investment objective is non-fundamental; that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.

Principal Investment Strategies

The Small/Mid Cap Growth Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of securities of small and mid capitalization companies. The investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ prior notice of such change.

The Small/Mid Cap Growth Fund defines small and mid capitalization companies as companies whose market capitalizations typically fall within the range of the Russell MidCap® Index and the Russell 2000® Index (as of June 30, 2017, companies with capitalizations less than approximately $30 billion). While the Small/Mid Cap Growth Fund primarily invests in equity securities of small and mid capitalization companies, it may also invest in securities of large capitalization companies. The Small/Mid Cap Growth Fund may invest in securities issued by U.S. and foreign entities. The Small/Mid Cap Growth Fund may invest in ADRs or GDRs. The Small/Mid Cap Growth Fund may also invest in other investment companies, including other open-end or closed-end investment companies and ETFs that have characteristics that are consistent with the Fund’s investment objective. The Small/Mid Cap Growth Fund may also invest a portion of its assets in futures and in securities of REITs, which are companies that own and/or manage real estate properties. The Small/Mid Cap Growth Fund follows an investing style that favors growth investments.

The Small/Mid Cap Growth Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to unusual and adverse market, economic, political, or other conditions. For example, during such a period, up to 100% of the Small/Mid Cap Growth Fund’s assets may be invested in short-term, high-quality fixed income securities, cash, or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser or the Adviser judges that market conditions make pursuing the Small/Mid Cap Growth Fund’s investment strategies inconsistent with the best interests of shareholders. A Sub-adviser or the Adviser may then temporarily use these alternative strategies that are mainly designed to limit the Small/Mid Cap Growth Fund’s losses or to create liquidity in anticipation of redemption. When the Small/Mid Cap Growth Fund takes temporary defensive positions, it may not achieve its investment objective.

The Small/Mid Cap Growth Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers retained by the Adviser. Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Small/Mid Cap Growth Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Small/Mid Cap Growth Fund’s investment portfolio.

The Adviser currently allocates assets of the Small/Mid Cap Growth Fund to the following Sub-advisers: BlackRock, Champlain, ClearBridge, Eagle, and SIMG. The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

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BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segments of the United States market for publicly traded equity securities as represented by the Russell Midcap® Growth Index and the Russell 2000® Growth Index. The Russell Midcap® Growth Index measures the performance of mid capitalization companies represented in the Russell Midcap® Index with higher price/book ratios and higher predicted and historical growth rates. The Russell 2000® Growth Index measures the performance of small capitalization companies represented in the Russell 2000® Index with higher price/book ratios and higher predicted and historical growth rates. When deemed appropriate by BlackRock, BlackRock may invest assets of its allocated portion of the Small/Mid Cap Growth Fund in futures contracts for the purpose of acting as a temporary substitute for investment in equity securities included in the Russell Midcap® Growth Index and the Russell 2000® Growth Index. BlackRock may use derivatives as a means to invest small liquidity balances and accruals.

Champlain’s Principal Investment Strategies

Champlain seeks capital appreciation by investing mainly in common stocks of medium-sized companies that it believes have strong long-term fundamentals, superior capital appreciation potential, and attractive valuations. Through the consistent execution of a fundamental bottom-up investment process, which includes an effort to understand a company’s intrinsic or fair value, Champlain expects to identify a diversified universe of medium-sized companies that trade at a discount to their estimated or intrinsic fair values.

ClearBridge’s Principal Investment Strategies

ClearBridge principally invests in the equity securities of mid capitalization companies or other investments with similar economic characteristics. It normally invests in stocks selected for their long-term growth potential.

ClearBridge seeks to identify companies with superior prospects for capital appreciation through fundamental analysis. ClearBridge conducts bottom-up, fundamental research to invest in a focused portfolio that includes those stocks in which ClearBridge has the greatest conviction. In selecting individual companies for investment, ClearBridge looks for attractive valuations, favorable growth and attractive risk/reward profiles, and strong free cash flow and balance sheets.

ClearBridge will consider selling a stock when, among other things, it determines that the fundamentals of the stock are deteriorating; the risks of the stock seem to outweigh its potential for appreciation; the size of the position reaches a certain percentage of the portion of the portfolio allocated to ClearBridge; ClearBridge has identified an investment that it considers more attractive; or the market capitalization of a company ascends towards the capitalization of a large capitalization security.

Eagle’s Principal Investment Strategies

During normal market conditions, Eagle primarily invests in the equity securities of small capitalization companies. When making investment decisions, Eagle generally focuses on investing in the securities of small capitalization companies that demonstrate growth potential at a price that does not appear to reflect the company’s true underlying value.

Eagle uses a three-pronged investment philosophy when evaluating potential additions to the portfolio – quality, valuation, and balance. Eagle seeks quality by investing in companies with superior cash-flow generation, management teams with a successful record of business strategy execution, sustainable growth, and a defensive business model. It seeks attractive valuation using market fluctuations as opportunistic entry points. Finally, Eagle attempts to balance the portfolio through sector-weight policies that provide diversification across major economic sectors.

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SIMG’s Principal Investment Strategies

SIMG evaluates and selects securities of both mid capitalization and small capitalization companies. SIMG believes that securities of mid capitalization and small capitalization companies have the opportunity to appreciate more quickly than larger capitalization companies due to greater market inefficiencies. SIMG attributes these inefficiencies primarily to lower levels of research coverage in this area of the market.

SIMG believes that earnings growth drives stock performance. SIMG uses a disciplined, bottom-up investment selection process that combines both fundamental analysis and the use of proprietary quantitative tools and screens to identify companies that exhibit potential for superior earnings growth that is unrecognized by the markets. SIMG has two screens - one for core growth stocks and one for catalyst stocks. Core growth stocks have strong growth franchises, recurring revenue, and above-average growth rates; catalyst stocks, in comparison, are experiencing change that could lead to accelerated earnings growth. There are common elements in both types of stocks, such as higher forward growth rates, above-median price/earnings ratios, higher return on equity, and positive earnings revisions.
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BRIDGE BUILDER SMALL/MID CAP VALUE FUND

Investment Objective

The Small/Mid Cap Value Fund’s investment objective is to provide capital appreciation. The Small/Mid Cap Value Fund’s investment objective is non-fundamental; that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.

Principal Investment Strategies

The Small/Mid Cap Value Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of securities of small and mid capitalization companies. The investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ prior notice of such change.

The Small/Mid Cap Value Fund defines small and mid capitalization companies as companies whose market capitalizations typically fall within the range of the Russell MidCap® Index and the Russell 2000® Index (as of June 30, 2017, companies with capitalizations less than approximately $30 billion). The Small/Mid Cap Value Fund primarily invests in equity securities of small and mid capitalization companies, but may also invest in securities of large capitalization companies. The Small/Mid Cap Value Fund may invest in securities issued by U.S. and foreign entities. The Small/Mid Cap Value Fund may invest in ADRs or GDRs. The Small/Mid Cap Value Fund may also invest in other investment companies, including other open-end or closed-end investment companies and ETFs that have characteristics that are consistent with the Fund’s investment objective. The Small/Mid Cap Value Fund may also invest a portion of its assets in futures and in securities of REITs, which are companies that own and/or manage real estate properties. The Small Cap Value Fund follows an investing style that favors value investments.

The Small/Mid Cap Value Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to unusual and adverse market, economic, political, or other conditions. For example, during such a period, up to 100% of the Small/Mid Cap Value Fund’s assets may be invested in short-term, high-quality fixed income securities, cash, or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser or the Adviser judges that market conditions make pursuing the Small/Mid Cap Value Fund’s investment strategies inconsistent with the best interests of shareholders. A Sub-adviser or the Adviser may then temporarily use these alternative strategies that are mainly designed to limit the Small/Mid Cap Value Fund’s losses or to create liquidity in anticipation of redemptions. When the Small/Mid Cap Value Fund takes temporary defensive positions, it may not achieve its investment objective.

The Small/Mid Cap Value Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers retained by the Adviser. Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Small/Mid Cap Value Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Small/Mid Cap Value Fund’s investment portfolio.

The Adviser currently allocates assets of the Small/Mid Cap Value Fund to the following Sub-advisers: Advisory Research, BlackRock, Boston Partners, LSV, Silvercrest, and Vaughan Nelson. The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

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Advisory Research’s Principal Investment Strategies

Advisory Research primarily invests in equity securities of small cap companies. Advisory Research uses a bottom-up approach that seeks to identify companies with attractive valuations relative to net asset value. The strategy invests in stocks that the Sub-adviser believes are profitable, undervalued on a price to book basis, and exhibit low levels of leverage. Advisory Research invests primarily in equity securities of U.S. issuers, which may include companies that are located outside the U.S. but issue equity securities that are publicly traded on a U.S. exchange. From time to time, Advisory Research’s allocated portion of the Small/Mid Cap Value Fund may have a significant portion of its assets in one or more market sectors.

BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segments of the United States market for publicly traded equity securities as represented by the Russell Midcap® Value Index and the Russell 2000 Value® Growth Index. The Russell Midcap® Value Index measures the performance of mid capitalization companies represented in the Russell Midcap® Index with lower price/book ratios and lower predicted and historical growth rates. The Russell 2000® Value Index measures the performance of the small capitalization companies represented in the Russell 2000® Index with lower price/book ratios and lower predicted and historical growth rates. When deemed appropriate by BlackRock, BlackRock may invest assets of its allocated portion of the Small/Mid Cap Value Fund in futures contracts for the purpose of acting as a temporary substitute for investment in equity securities included in the Russell Midcap® Value Index and the Russell 2000® Value Index. BlackRock may use derivatives as a means to invest small liquidity balances and accruals.

Boston Partners’ Principal Investment Strategies

Boston Partners primarily invests in medium capitalization companies. The strategy of Boston Partners is grounded in bottom-up fundamental analysis. Boston Partners seeks to identify companies with attractive valuation, sound business fundamentals, and improving business momentum. Boston Partners’ strategy seeks to add value through bottom-up stock selection. Boston Partners’ investment philosophy is that (1) low valuation stocks outperform high valuation stocks; (2) companies with strong fundamentals, e.g. high and sustainable returns on invested capital, outperform companies with weak fundamentals; and (3) stocks with positive business momentum, e.g. rising earnings estimates, outperform stocks with negative business momentum.

Boston Partners seeks to construct a well-diversified portfolio that consistently possesses these three characteristics; Boston Partners aims to limit downside risk, preserve capital, and maximize the power of compounding

LSV’s Principal Investment Strategies

LSV uses a deep value, bottom-up investment approach, employing fundamental and qualitative criteria to evaluate and select securities of mid capitalization companies that it feels are trading at a substantial discount to their intrinsic value.  LSV follows an active investment strategy, focusing on using data and financial information and combining such information with the rigor of a quantitative model.

LSV’s active investment strategy uses a quantitative investment model to evaluate and recommend investment decisions for the Fund in a bottom-up, contrarian value approach. The primary components of the quantitative model are:

•	indicators of fundamental undervaluation, such as low price-to-cash flow ratio or low price-to-earnings ratio;
•	indicators of past negative market sentiment, such as poor past stock price performance;
•	indicators of recent momentum, such as high recent stock price performance; and
•	control of incremental risk relative to the benchmark index.

All such indicators are measured relative to the overall universe of mid cap companies.

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Silvercrest’s Principal Investment Strategies

Silvercrest primarily invests in small capitalization companies. Silvercrest seeks to invest in companies that it believes to be undervalued at the time of purchase. These companies typically possess, in the opinion of the portfolio manager, one or more of the following attributes:

● Business that results in relatively consistent longer-term earnings and cash flow growth;
● Franchise/asset value that may make the company attractive to potential acquirers;
● Cyclically depressed earnings and/or cash flow that has potential for improvement; or
● A catalyst that will promote recognition of the company’s undervalued status.

Vaughan Nelson’s Principal Investment Strategies

Vaughan Nelson primarily invests in mid capitalization companies with a focus on those companies meeting Vaughan Nelson’s return expectations. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Small/Mid Cap Value Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

● Companies earning a positive return on capital with stable-to-improving returns;
● Companies valued at a discount to their asset value; and
● Companies with an attractive and sustainable dividend level.

Vaughan Nelson employs a value-driven investment philosophy that selects stocks selling at a relatively low value based on business fundamentals, economic margin analysis, and discounted cash flow models. Vaughan Nelson selects companies that it believes are out of favor or misunderstood. Vaughan Nelson narrows its investment universe by using value-driven screens to create a research universe of companies in its desired market capitalization range. Vaughan Nelson uses fundamental analysis to construct a portfolio that, in its opinion, is made up of quality companies with the potential to provide significant increases in share price over a three year period. Vaughan Nelson will generally sell a security when it reaches Vaughan Nelson’s price target or when the issuer shows a change in financial condition, competitive pressures, poor management decisions, or internal or external forces reducing future expected returns from the investment thesis.
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BRIDGE BUILDER INTERNATIONAL EQUITY FUND

Investment Objective

The International Equity Fund’s investment objective is to provide capital appreciation. The International Equity Fund’s investment objective is non-fundamental; that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.

Principal Investment Strategies

The International Equity Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities and other instruments, such as derivative instruments (see below), with economic characteristics similar to equity securities, and certain investment companies that seek to track the performance of equity securities. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ prior notice of such change.

The International Equity Fund will primarily invest in non-U.S.‑dollar denominated securities of large capitalization companies that derive a majority of their revenues or profits from a country or countries other than the United States. The International Equity Fund may also invest in securities of mid and small capitalization companies. The International Equity Fund invests principally in equity securities issued by companies in developed countries, but may also invest in emerging markets or developing countries. The International Equity Fund may also invest in U.S. dollar-denominated securities issued by foreign entities, ADRs, or GDRs. The International Equity Fund may also invest in other investment companies, including other open-end or closed-end investment companies and ETFs, that have characteristics that are consistent with the International Equity Fund’s investment objective. The International Equity Fund may also invest a portion of its assets in securities REITs that own and/or manage properties. From time to time, the International Equity Fund may also buy or sell derivatives, principally futures contracts for cash equitization purposes, and forward contracts and options for currency hedging.

The International Equity Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to unusual and adverse market, economic, liquidity, political, or other conditions. For example, during such period, 100% of the International Equity Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser and/or the Adviser judges that market conditions make pursuing the International Equity Fund’s investment strategies inconsistent with the best interests of its shareholders. A Sub-adviser and/or the Adviser then may temporarily use these alternative strategies that are mainly designed to limit the Fund’s losses or to create liquidity in anticipation of redemptions. When the International Equity Fund takes temporary defensive positions, it may not achieve its investment objective.

The International Equity Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers retained by the Adviser. Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the International Equity Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the International Equity Fund’s investment portfolio.

The Adviser currently allocates assets of the International Equity Fund to the following Sub-advisers: Baillie Gifford Overseas, BlackRock, Edinburgh Partners, Manning & Napier, Mondrian, Pzena and WCM. The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

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Baillie Gifford Overseas’ Principal Investment Strategies

In the Fund, Baillie Gifford Overseas’ primarily invests in non-U.S. dollar‑denominated securities that derive a majority of their revenues or profits from a country or countries other than the United States. Baillie Gifford Overseas primarily uses proprietary, fundamental research to seek to identify companies for investment that exhibit sustained, above-average growth with attractive financial characteristics, such as superior profit margins on invested capital. Baillie Gifford Overseas normally evaluates these characteristics over a three to five year time horizon. When evaluating individual companies for investment, Baillie Gifford Overseas normally focuses on the following: growth/quality, management, valuation, and sell discipline.

BlackRock’s Principal Investment Strategies

BlackRock invests in international equity securities with the objective of approximating as closely as practicable the capitalization weighted total rates of return of the markets in certain countries for equity securities traded outside the United States, as represented by the MSCI EAFE Growth and MSCI EAFE Value Indices. The MSCI EAFE Growth and MSCI EAFE Value Indices measure the performance of large and mid capitalization companies across developed markets, excluding the United States and Canada. The MSCI EAFE Growth Index focuses on companies exhibiting overall growth style characteristics, while the MSCI EAFE Value Index focuses on companies exhibiting overall value style characteristics. Growth style characteristics include long-term forward earnings per share ("EPS") growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend. Value style characteristics include book value to price, 12-month forward earnings to price, and dividend yield.

Edinburgh Partners’ Principal Investment Strategies

Edinburgh Partners employs a disciplined, value-oriented, global investment strategy to select stocks. Edinburgh Partners aims to identify and buy undervalued non-U.S. companies, including those in the emerging markets, and hold them until share prices reflect their long term earnings potential. The firm’s investment philosophy is based on the belief that a portfolio of companies with below-average five-year forward price/earnings (P/E) ratios will outperform the market over the long run. Therefore, the firm’s research focuses primarily on seeking to accurately forecast five-year forward P/E ratios. The security selection process is unconstrained, portfolio holdings are concentrated, and turnover is expected to be low.

The investment process begins with a research screening designed to eliminate companies that Edinburgh Partners considers overvalued. Following this initial screening, a research template is compiled for companies that are considered undervalued. The template includes five years of historical data (e.g., sales growth, margins, and capital expenditures); five years of forecast data; and a written review of the investment case, positioning, and financial structure of the company. Next, a scenario analysis (best-case, central-case, worst-case) of the long-term valuation is used to properly assess the risk/reward of a given security. In general, Edinburgh Partners’ management style is collaborative and decision-making is team-oriented.

Manning & Napier’s Principal Investment Strategies

Manning & Napier invests primarily in common stocks of foreign companies, which may be located both in developed and in emerging markets. Manning & Napier may also invest in ADRs and other U.S. dollar‑denominated securities of foreign issuers and U.S. stocks, as well as in stocks of small, mid, or large companies. Manning & Napier may, but is not required to, invest in forward foreign currency contracts to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency.

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Manning & Napier uses a bottom-up strategy, focusing on individual security selection to choose stocks from companies around the world. Manning & Napier analyzes factors such as the management, financial condition, and market position of individual companies to select companies that it believes will make attractive long-term investments. In selecting individual securities, Manning & Napier uses fundamental analysis and looks for one or more of the following characteristics:

● Strong strategic profiles (e.g., strong market position, benefits from technology, market share gains in a mature market and high barriers to entry).
● Companies well-positioned to benefit from an anticipated upturn in an industry sub-sector due to sharply reduced competition and improving demand.
● Companies trading at very low valuations relative to fundamental or break-up value.

Mondrian’s Principal Investment Strategies

Mondrian pursues its investment objective primarily by investing in equity securities of non-U.S. large capitalization issuers, including the securities of emerging market companies, that, in Mondrian’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by Mondrian. Mondrian reviews the definition of large capitalization each year. Typically, Mondrian’s portfolio will be invested in securities of approximately 30-40 companies.

Mondrian’s approach in selecting investments is primarily oriented to individual stock selection and is value driven. In selecting stocks, Mondrian identifies those stocks that it believes will provide capital appreciation over a market cycle, taking into consideration movements in the price of the individual security and the impact of currency fluctuation on a United States domiciled, dollar-based investor. Mondrian conducts fundamental research on a global basis in order to identify securities that, in Mondrian’s opinion, have the potential for long-term capital appreciation. This research effort generally centers on a value-oriented dividend discount methodology with respect to individual securities and market analysis that isolates value across country boundaries. The approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being received today.

In addition, the analysis typically includes a comparison of the values and current market prices of different possible investments. Mondrian’s general management strategy emphasizes long term holding of securities, although securities may be sold at Mondrian’s discretion without regard to the length of time they have been held.

Pzena’s Principal Investment Strategies

Pzena employs a deep value investment approach, emphasizing larger capitalization equity securities in international developed markets. Pzena may also invest in emerging markets when valuations are perceived as sufficiently discounting additional risks. Pzena does intensive fundamental research utilizing a bottom-up security selection process prior to recommending a security. Pzena invests in stocks that trade at a significant discount to the issuers’ normalized long-term earnings power.  This research process looks for businesses with tangible downside protection where management has a sound plan for earnings recovery.

WCM’s Principal Investment Strategies

WCM uses a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and that show a high probability for superior future growth. WCM’s investment process focuses on seeking industry leading companies that WCM believes possess growing competitive advantages; corporate cultures emphasizing strong, quality, and experienced management; low or no debt; and attractive relative valuations. WCM also considers other factors in selecting securities, including political risk, monetary policy risk, and regulatory risk.

Although WCM may invest in securities of companies of any size, it will generally invest in large established multinational companies. WCM generally will invest in securities of companies located in different regions and in at least three different countries. From time to time, WCM may have a significant portion of its assets invested in the securities of companies in one or a few countries or regions.

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WCM will reduce position size in the portfolio as deemed necessary to adhere to portfolio construction guidelines regarding maximum individual holding size, industry/sector weight, as well as other relevant factors. When performing a fundamental analysis, WCM views valuation as the most significant factor in managing position size. The key factors WCM considers when determining whether to sell out of a position completely are: that a company’s competitive advantage is deteriorating or no longer expanding; that there are more attractive companies in an essentially similar industry; that a company’s leadership is not performing as expected; that a company’s culture is challenged; that valuation is deemed excessive; and/or that there is material geopolitical or currency risk.
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ADDITIONAL INFORMATION REGARDING
 PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Principal Risks of Investing in the Funds

The Funds are subject to the principal investment risks listed in the table below.

	Core Bond Fund	Core Plus Bond Fund	Municipal Bond Fund	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund
Active Management Risk	✓	✓	✓	✓	✓	✓	✓	✓
Adjustable Rate Mortgages Risk		✓
American Depositary Receipts or Global Depositary Receipts Risk				✓	✓	✓	✓	✓
Asset-Backed, Mortgage-Related, and Mortgage-Backed Securities Risk	✓	✓
Convertible Securities Risk		✓
Corporate Debt Securities Risk	✓	✓
Counterparty Risk	✓	✓	✓	✓	✓	✓	✓	✓
Credit Risk	✓	✓	✓
Currency Risk		✓		✓	✓	✓	✓	✓
Derivatives Risk	✓	✓	✓	✓	✓	✓	✓	✓
Emerging Markets Securities Risk	✓	✓						✓
Equity Risk				✓	✓	✓	✓	✓
Floating Rate Securities Risk	✓	✓
Foreign Securities Risk	✓	✓		✓	✓	✓	✓	✓
Forward Contracts Risk		✓						✓
Futures Contracts Risk	✓	✓	✓	✓	✓	✓	✓	✓
Geographic Focus Risk								✓
Growth Style Risk				✓		✓		✓
High Yield Securities Risk		✓	✓
Interest Rate Risk	✓	✓	✓
Investment Company and Exchange Traded Fund Risk	✓	✓	✓	✓	✓	✓	✓	✓
Investment Strategy Risk	✓	✓	✓	✓	✓	✓	✓	✓
Issuer-Specific Risk				✓	✓	✓	✓	✓
Larger Company Risk				✓	✓	✓	✓	✓
Leverage Risk	✓	✓	✓	✓	✓	✓	✓	✓
Liquidity Risk	✓	✓	✓	✓	✓	✓	✓	✓
Loan Risk		✓
Market Risk	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage Dollar Roll Risk	✓	✓
Multi-Manager and Multi-Style Management Risk	✓	✓	✓	✓	✓	✓	✓	✓
Municipal Housing Revenue Bond Risk			✓
Municipal Securities Risk			✓
Options Risk								✓
Passive Management Risk				✓	✓	✓	✓	✓
Portfolio Turnover Risk	✓	✓
Prepayment and Extension Risk	✓	✓	✓
Private Activity Bonds Risk			✓
Privately Issued Securities Risk	✓	✓	✓
Real Estate Investment Trusts Risk				✓	✓	✓	✓	✓
Redemption Risk	✓	✓	✓	✓	✓	✓	✓	✓
Regulatory and Judicial Risk	✓	✓	✓	✓	✓	✓	✓	✓
Reinvestment Risk	✓	✓	✓
Smaller Company Risk				✓	✓	✓	✓	✓
Sovereign Debt Risk		✓
Structured Notes Risk		✓
Swap Agreement Risk		✓
Tax Risk			✓
Trust Preferred and Bank Capital Securities Risk		✓
U.S. Government Securities Risk	✓	✓	✓
Value Style Risk					✓		✓	✓
When-Issued, Delayed Delivery, and Forward Commitment Transactions Risk	✓	✓

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The principal risks of investing in each Fund that may adversely affect such Fund’s net asset value (“NAV”) or total return have previously been summarized in the “Summary Section.” These risks are discussed in more detail below.

Active Management Risk. The Core Bond Fund, Core Plus Bond Fund, and Municipal Bond Fund are actively managed and their performance therefore will reflect in part the ability of the Sub-advisers to select securities and to make investment decisions that are suited to achieving each Fund’s investment objective. Significant portions of the Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, and International Equity Fund are actively managed and their performance therefore will reflect in part the ability of the Sub-advisers to select securities and to make investment decisions that are suited to achieving each Fund’s investment objective. Due to their active management, the Funds could underperform other mutual funds with similar investment objectives.

Adjustable Rate Mortgages Risk. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the MBS into which that loan has been bundled.

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American Depositary Receipts or Global Depositary Receipts Risk. ADRs are U.S. dollar-denominated depositary receipts typically issued by a U.S. financial institution that evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs are similar to ADRs but represent shares of foreign-based corporations generally issued by international banks in one or more markets around the world. ADRs and GDRs are subject to the risks associated with investing directly in foreign securities, which are described below. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading markets, and GDRs, many of which represent shares issued by companies in emerging markets, may be more volatile. Depositary receipts may be sponsored or unsponsored. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Asset-Backed, Mortgage-Related, and Mortgage-Backed Securities Risk. ABS, mortgage-related securities and MBS are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related securities and ABS may decline in value, face valuation difficulties, become more volatile, and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease a Fund’s yield and the income available for distribution by a Fund. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of declining interest rates, a Fund may be subject to increased prepayment risk, which is the risk that borrowers will increase the rate at which they prepay the principal value of mortgages and other obligations resulting in faster rates of principal repayment on MBS. In periods of rising interest rates, a Fund may be subject to extension risk, which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments of the underlying mortgages. As a result, in certain interest rate environments, a Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of fixed income securities. Inverse floaters, a type of mortgage-backed derivative, are fixed income securities structured with interest rates that reset in the opposite direction from the market rate to which the security is indexed. Because an inverse floater inherently carries financial leverage in its coupon rate, it can change very substantially in value in response to changes in interest rates. Interest-only and principal-only securities may also be backed by or related to MBS. Holders of interest-only securities are entitled to receive only the interest on the underlying obligations but none of the principal, while holders of principal-only securities are entitled to receive the principal but none of the interest on the underlying obligations. As a result, interest-only and principal-only securities are highly sensitive to actual or anticipated changes in prepayment rates on the underlying obligations. CMOs, IOs, POs, and inverse floaters may be more volatile and may be more sensitive to interest rate changes and prepayments than other mortgage-related securities. The risk of default, as described below under “Credit Risk,” for privately-issued and sub-prime mortgages is generally higher than other types of MBS. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Convertible Securities Risk. The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Corporate Debt Securities Risk. Corporate debt securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Therefore corporate debt securities are subject to interest rate risk, market risk, and credit risk, as described herein.

Counterparty Risk. When a Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party will not fulfill its contractual obligations. For example, in a repurchase agreement, there exists the risk that a Fund buys a security from a seller (counterparty) that agrees to repurchase the security at an agreed upon price and time, but the counterparty later fails to repurchase the security.

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Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by a Fund. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. A Fund may invest in securities that are rated in the lowest investment grade category. Such securities may exhibit speculative characteristics similar to high yield securities, and issuers of such securities may be more vulnerable to changes in economic conditions than issuers of higher grade securities.

Currency Risk. While the Funds’ net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: (1) it may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) there may be no systematic reporting of last sale information for foreign currencies or no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Derivatives Risk. The Funds may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate with the underlying asset, rate, or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce a Fund’s returns. Certain derivatives also expose the Fund to counterparty risk, which is described above. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, a Fund does not have a claim on the reference assets, which may increase the extent of a Fund’s exposure to counterparty risk. In addition, a Fund may use derivatives for non-hedging purposes, which increases a Fund’s potential for loss. Certain of a Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely affect a Fund’s after-tax returns. Investing in derivatives may result in a form of leverage and subject a Fund to leverage risk, which is described below. The risks of a Fund’s use of futures contracts, swap agreements, forward contracts and options are discussed in further detail below.

Emerging Markets Securities Risk. A Fund that invests a significant portion of its assets in the securities of issuers based in countries with “emerging market” economies is subject to greater levels of foreign investment risk than a fund investing primarily in more-developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized, smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

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Equity Risk. Since certain Funds purchase equity securities, those Funds are subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Floating Rate Securities Risk. Certain Funds may invest in obligations with interest rates that are reset periodically. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Floating rate securities are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows. Issuers of floating rate securities may include, but are not limited to, financial companies, merchandising entities, bank holding companies, and other entities. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Foreign Securities Risk. The securities of foreign issuers, including ADRs and GDRs, may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the United States. Additionally, investments in securities of foreign issuers, even those publicly traded in the United States, may involve additional risks to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies, particularly in emerging markets, may be less stable than the U.S. Government and the U.S. economy.

Forward Contracts Risk. A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forward contracts require only a small initial investment in the form of a deposit or margin, forwards involve a high degree of leverage. Forward contracts are also subject to counterparty risk, market risk, liquidity risk, and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts Risk. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk, which is described below; (ii) correlation or tracking risk; (iii) liquidity risk, which is described below; and (iv) market risk, which is described below. Because futures require only a small initial investment in the form of a deposit or margin, futures involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which the futures are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.
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Geographic Focus Risk. To the extent that a significant portion of a Fund’s portfolio is invested in the securities of companies in a particular country or region, a Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within that country or region. As a result, a Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments. For example, the impact of the intended departure of the United Kingdom (the “UK”) from the European Union on the UK and European economies and the broader global economy could be significant, result in increased volatility and illiquidity, and potentially lower economic growth in global markets, which may adversely affect the value of a Fund’s investments, to the extent the Fund is invested significantly in the UK or other affected region.

Growth Style Risk. Certain Funds follow an investing style that favors growth investments. Such Funds may invest in equity securities of companies that a Fund believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use differing investing styles.

High Yield Securities Risk. Below investment grade securities (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, junk bonds tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

Interest Rate Risk. Certain Funds invest in fixed income securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Current market conditions may pose heightened risks for the Funds. Recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will continue to rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets and result in a decline in the value of the fixed income investments held by the Funds. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with shorter duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with shorter duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a five-year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%, holding other factors constant. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of an investment in the Fund. Floating rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the benchmark rate chosen, frequency of reset, and reset caps or floors, among other things). Zero coupon bonds have longer durations than coupon-bearing bonds with comparable maturities and generally experience greater volatility in response to changing interest rates. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Investment Company and Exchange Traded Fund Risk. Investments in open-end and closed-end investment companies, including any ETFs, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. The Funds must also pay their pro rata portion of an investment company’s fees and expenses. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect each Fund’s performance. Shares of a closed-end investment company or ETF may expose the Funds to risks associated with leverage and may trade at a premium or discount to the NAV of the closed-end funds or the ETF’s portfolio securities depending on a variety of factors, including market supply and demand. Additionally, large purchase or redemption activity by shareholders of an investment company might negatively affect the value of the investment company’s shares.

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Investment Strategy Risk. Each Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers; there is no assurance each Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Funds may decline, and, the Funds may underperform other funds with similar objectives and strategies.

Issuer-Specific Risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s value.

Larger Company Risk. Certain Funds may invest in securities of large capitalization companies. While large cap companies have certain competitive advantages, they may be unable to respond quickly to new competitive challenges such as changes in technology or consumer preferences. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leverage Risk. Certain Fund transactions, such as the use of futures, forward contracts, swaps , or mortgage rolls, may give rise to a form of leverage. A Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. A Fund cannot assure that the use of leverage will result in a higher return on investment, and using leverage could result in a net loss. In addition, use of leverage by a Fund may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Registered investment companies such as the Fund are required to earmark assets to provide asset coverage for certain derivative transactions.

Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent a Fund from selling securities or closing derivative positions at desirable times or prices. During times of significant market or economic turmoil, usually liquid markets for certain of a Fund’s investments may experience extreme reductions in buy-side demand, which may result in values of a Fund’s portfolio securities declining significantly over short or extended periods of time. These reductions in value may occur regardless of whether there has been a change in interest rates or a change in the credit rating of the issuer of the security. Under certain adverse market or economic conditions, Fund investments previously determined to be liquid may be deemed to be illiquid, and, because of regulatory limitations on investments in illiquid securities, a Fund may not be able to make or gain the desired level of exposure to certain investments that it otherwise would.

Loan Risk. Bank loans (including through both assignments and participations) often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Bridge loans involve certain risks in addition to those associated with bank loans including the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. Debtor-in-possession loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. Mezzanine loans generally are rated below investment grade and frequently are unrated. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities. Loans typically have less liquidity than investment grade bonds and there may be less public information available about them as compared to bonds. In addition, bank loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
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Market Risk. Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. As a result, a Fund’s value may fluctuate and/or a Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market. The interconnection of international markets means that events in one country or region may affect the markets in other countries and regions, increasing the likelihood that inflation, interest rates, natural disasters, or terrorism could affect global securities markets. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Mortgage Dollar Roll Risk. The use of mortgage dollar rolls is a speculative technique involving leverage and can have an economic effect similar to borrowing money for investment purposes. Mortgage roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to whom a Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon a Sub-adviser’s ability to correctly predict interest rates and prepayments. A Fund’s use of mortgage dollar rolls may increase its portfolio turnover rate and may lead to higher transaction costs and increased capital gains for the Fund. At the time a Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction.

Multi-Manager and Multi-Style Management Risk. Fund performance is dependent upon the success of the Adviser and the Sub-advisers in implementing a Fund’s investment strategies in pursuit of its objective. To a significant extent, a Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-advisers and its selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Fund. There can be no assurance that the Adviser or Sub-advisers will be successful in this regard.

In addition, because portions of each Fund’s assets are managed by different Sub-advisers using different styles/strategies, a Fund could experience overlapping security transactions. Certain Sub-advisers may be purchasing securities at the same time that other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style. The Adviser’s and the Sub-advisers’ judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that the Adviser’s or a Sub-adviser’s judgment will produce the desired results. In addition, a Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case a Fund’s value may be adversely affected.

Municipal Housing Revenue Bond Risk. Borrowers may default on the obligations that underlie investments in municipal housing revenue bonds. Such an impairment of the value of the collateral underlying a security in which the Fund invests may result in a reduction in the value of the security itself. The structure of some of these securities may be complex and there may be less available information than other types of municipal securities.

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Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce their yield. A Fund may own different obligations that pay interest based on the revenue of similar projects potentially resulting in greater exposure to the risk of a decline in credit quality in that sector of the municipal market. In addition, certain municipal securities are special revenue obligations, which are payable from revenue generated by a particular project or other revenue source rather than the revenue of a state or local government authority. The Fund may take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. There is no guarantee that such federal laws will remain the same. In addition, tax authorities are paying increased attention to whether interest on municipal obligations is properly exempt from taxation under existing laws, and the Fund cannot assure that a tax authority will not successfully challenge the tax exemption of a bond held by the Fund. Capital gains, whether declared by the Fund or realized by the shareholder through the selling of Fund shares, are generally taxable as either short or long-term capital gains depending upon the holding period. The economic and revenue performance of states and their agencies and municipalities may be significantly impacted by trends in the national economy, particularly by factors such as unemployment and the housing market, as well as trends in each state's economy.  The performance of the national economy and of the economy of each state may directly impact revenue production of certain issuers of municipal securities. Poor economic performance may increase the likelihood that issuers of securities in which the Fund may invest will be unable to meet obligations to make timely payments of principal and interest, that the values of securities in which the Fund invests will decline significantly, and that the liquidity of such securities will be impaired. From time to time, a Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If a Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Options Risk. Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss).

Passive Management Risk. Because the portions of certain Funds allocated to BlackRock are managed so that their total return closely corresponds with the total return of an index, these Funds face a risk of poor performance if the index being tracked declines generally or performs poorly relative to other indexes or individual stocks, the stocks of companies which comprise the index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the index.

Portfolio Turnover Risk. The Funds may buy and sell investments frequently. A higher portfolio turnover may enhance returns by capturing and holding portfolio gains. However, it also may result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional dividends and capital gains for tax purposes. These factors may negatively affect a Fund’s performance.

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and a Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping a Fund’s assets tied up in lower interest debt obligations.

Private Activity Bonds Risk. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond and the issuing authority does not pledge its full faith, credit and taxing power for repayment. The private enterprise can have a substantially different credit profile than the municipality or public authority. The Fund’s investments in private activity bonds may subject certain shareholders to the Federal AMT.

Privately Issued Securities Risk. Investments in privately issued securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund or less than what may be considered the fair value of such securities. In certain cases, privately placed securities may need to be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts, a Fund’s privately placed securities are subject to the risk that the securities’ fair value prices may differ from the actual prices that a Fund may ultimately realize upon the securities’ sale or disposition. Further, companies whose securities are not publicly traded are not subject to the more extensive disclosure and other investor protection requirements that might be applicable if the securities were publicly traded. Recipients of certain information from the issuer, including the Fund and the Sub-adviser, may be contractually obligated to keep the information confidential, which could adversely affect the Fund's ability to dispose of a privately issued security.

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Real Estate Investment Trusts Risk. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through the Funds, shareholders will not only bear the proportionate share of the expenses of the Funds, but will also indirectly bear similar expenses of underlying REITs. The Funds may be subject to certain risks associated with the direct investments of the REITs, such as including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unit holders and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 or its failure to maintain exemption from registration under the 1940 Act.

Redemption Risk. A Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions. Because the Funds currently are available only to participants in a single asset allocation program, a reduction in the allocation of program assets to the Funds could result in one or more large redemption requests. Moreover, as a result of the requirement that a Fund satisfy redemption requests even during times of significant market or economic turmoil, a Fund may be forced to sell portfolio securities during periods of reduced liquidity when prices are rapidly declining. This may require a Fund to realize investment losses at times that a Sub-adviser believes that it would have been advisable to hold a particular investment until a more orderly sale could occur or the market recovers.

Regulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by legislation, regulation, and judicial action. The effect of any future regulatory or judicial action on a Fund is impossible to predict but could be substantial and adverse to a Fund. Judicial actions may impact specific issuing entities such as in relation to bankruptcy rulings. Legislative or regulatory changes may have a broader impact to a range of municipal issuers, such as a change in tax status.

A Fund could be affected not just by regulation in the United States but also by the regulation of foreign governments. Foreign governments could impose capital or currency controls, nationalize a company or industry of which a Fund owns securities, or impose punitive taxes that could have an adverse effect on security prices. Some foreign governments impose less governmental supervision and regulation of the securities markets and participants in those markets, which could make some markets more volatile or increase the difficulty of valuing certain securities.

Reinvestment Risk. Cash flows from fixed income securities are generally reinvested at interest rates available under then-prevailing market conditions. Consequently, declining market rates may cause a Fund to reinvest the proceeds at lower yields and adversely affect a Fund’s ability to meet its investment objective.

Smaller Company Risk. Certain Funds may invest in securities of small and medium capitalization companies. While these investments may provide potential for appreciation, these securities can present higher risks than investments in securities of larger companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines, and the frequent lack of depth of management. Additionally, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, less publicly available information may be available for smaller companies and, when available, such information may be inaccurate or incomplete.

Sovereign Debt Risk. Investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which a Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent a Fund invests in non-U.S. sovereign debt, it may be subject to currency risk which is discussed above.

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Structured Notes Risk . Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The Fund bears the risk that the issuer of the structured note will default. The Fund also bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes.

Swap Agreement Risk. Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If the Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and counterparty risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset it is attempting to replicate and are subject to market risk, which is discussed above.

Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Interest rate swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period. Interest rate swaps can be based on various measures of interest rates, including the London Interbank Offered Rate (commonly known as LIBOR), swap rates, treasury rates and other foreign interest rates.  An investment in an interest rate swap could result in losses to a Fund if the underlying asset or reference does not perform as anticipated or if the counterparty fails to meet its obligations.

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Tax Risk. The Municipal Bond Fund will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bond obligations and payments under tax-exempt derivative securities. Neither the Fund nor its Adviser or Sub-advisers will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

Trust Preferred and Bank Capital Securities Risk. Trust preferred securities (and bank capital securities that take the form of trust preferred securities) are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent.  Trust preferred securities are subject to unique risks, due to the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters.  Such risks include increased credit risk and market value volatility, as well as the risk that a Fund may have to liquidate other investments in order to satisfy the distribution requirements applicable to regulated investment companies if the trust preferred security or the subordinated debt is treated as an original issue discount obligation, and thereby causes a Fund to accrue interest income without receiving corresponding cash payments.  There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. Government Securities Risk. Certain Funds may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) securities). Certain municipal securities are either pre-refunded or escrowed-to-maturity, meaning that U.S. government obligations are placed in an escrow account with principal and interest payments from the U.S. government bonds used to secure the payment of principal and interest payments due to the holders of the municipal securities. Securities issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government sponsored organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet payment obligations in the future.

Value Style Risk. Certain Funds follow an investing style that favors value investments. The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Favoring stocks with a value orientation means the Fund will invest in of companies whose securities are believed to be undervalued relative to their projected underlying profitability, but there can be no assurance that the shares of the companies selected for a Fund will appreciate in value. In addition, many of the stocks in a Fund with a value orientation are more volatile than the general market.

When-Issued, Delayed Delivery and Forward Commitment Transactions Risk.  When-issued transactions, delayed delivery purchases, and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to a risk that a Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could realize a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date. A Fund will segregate or “earmark” liquid assets in an amount sufficient to cover its obligations associated with its forward commitments.
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PORTFOLIO HOLDINGS INFORMATION

A complete description of each Fund’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUNDS

Investment Adviser

The Adviser, 12555 Manchester Road, St. Louis, Missouri 63131, serves as investment adviser to each Fund under an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Funds. Olive Street is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) and was formed in Missouri in 2012. As the Adviser, Olive Street has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and subject to review and approval by the Board, sets each Fund’s overall investment strategies. The Adviser is also responsible for the oversight and evaluation of each Fund’s Sub-advisers.

Advisory Fees

For its investment services, the Adviser receives the annual management fees, set forth below, calculated daily and payable monthly as a percentage of the relevant Fund’s average daily net assets.

Fund	Management Fee
Core Bond Fund	0.32%
Core Plus Bond Fund	0.36%
Municipal Bond Fund	0.36%
Large Cap Growth Fund	0.44%
Large Cap Value Fund	0.44%
Small/Mid Cap Growth Fund	0.64%
Small/Mid Cap Value Fund	0.64%
International Equity Fund	0.60%

During the most recent fiscal year ended June 30, 2017, the Funds are considered to have been paid Olive Street net management fees in the amount of $72,979,817. Olive Street is deemed to have waived $70,991,595 in management fees during the most recent fiscal year ended June 30, 2017, as part of the contractual agreement to waive its management fees to the extent management fees to be paid to the Adviser exceed the aggregate management fees payable to the Funds’ Sub-advisers. Based on this contractual agreement to waive management fees to the extent management fees to be paid to the Adviser exceed the sub-advisory fees, the annual management fee paid to the Adviser during the most recent fiscal year ended June 30, 2017, was 0.00% of average daily net assets of each Fund. The Adviser has also contractually agreed to waive its fees and/or reimburse Fund expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes and extraordinary or non-routine expenses) through at least October 28, 2018 to the extent necessary to limit total annual Fund operating expenses after fee waivers and/or expense reimbursement to the amount set below as a percentage of the relevant Fund’s average daily net assets.

Fund	Expense Cap
Core Bond Fund	0.48%
Core Plus Bond Fund	0.42%
Municipal Bond Fund	0.48%
Large Cap Growth Fund	0.51%
Large Cap Value Fund	0.51%
Small/Mid Cap Growth Fund	0.73%
Small/Mid Cap Value Fund	0.73%
International Equity Fund	0.67%

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Any payment of expenses made by the Adviser (other than sub-advisory fees) is subject to reimbursement by a Fund if requested by the Adviser. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account any reimbursements) does not exceed the Fund’s expense cap. The Adviser is permitted to be reimbursed for expense payments (other than advisory fees) it made in the prior three fiscal years. A Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of expenses.

A discussion regarding the Board’s considerations in connection with the approvals of Advisory Agreements for the Funds is available in the Funds’ annual report to shareholders for the period ended June 30, 201 7 .

Fund Expenses

In addition to the management fees discussed above, each Fund incurs other expenses such as custodian, transfer agency, and interest.

Sub-adviser Evaluation

The Adviser is responsible for hiring, terminating, and replacing Sub-advisers, subject to the Board’s oversight. Before hiring a Sub-adviser, Olive Street performs due diligence on the Sub-adviser, including (but not limited to), quantitative and qualitative analysis of the Sub-adviser’s investment process, risk management, and historical performance. It is Olive Street’s goal to hire Sub-advisers who it believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle. Olive Street selects Sub-advisers who it believes will be able to add value through security selection or allocations to securities, markets, or strategies. Olive Street is responsible for the general overall supervision of the Sub-advisers along with allocating a Fund’s assets among the Sub-advisers and rebalancing a Fund’s portfolio as necessary from time to time.

More on Multi-Style Management. The investment methods used by the Sub-advisers in selecting securities and other investments for the Funds vary. The allocation of a Fund’s portfolio managed by one Sub-adviser will, under normal circumstances, differ from the allocations managed by the other Sub-advisers of the Fund with respect to, among other things, portfolio composition, turnover, issuer capitalization, and issuer financials. Because selections are made independently by each Sub-adviser, it is possible that one or more Sub-advisers could purchase the same security or that several Sub-advisers may simultaneously favor the same industry or sector.

The Adviser is responsible for establishing the target allocation of each Fund’s assets to each Sub-adviser and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the Sub-advisers of a Fund. The Adviser is also responsible for periodically reallocating the portfolio among the Sub-advisers, the timing and degree of which will be determined by the Adviser at its discretion. Each Sub-adviser independently selects the brokers and dealers to execute transactions for the allocation of the Fund being managed by that Sub-adviser.

At times, allocation adjustments among Sub-advisers may be considered tactical with over- or under-allocations to certain Sub-advisers based on the Adviser’s assessment of the risk and return potential of each Sub-adviser’s strategy. Sub-adviser allocations are also influenced by each Sub-adviser’s historical returns and volatility, which are assessed by examining the performance of strategies managed by the Sub-advisers in other accounts that the Adviser believes to be similar to those that will be used for a Fund.

In the event a Sub-adviser ceases to manage an allocation of a Fund’s portfolio, the Adviser will select a replacement Sub-adviser or allocate the assets among the remaining Sub-advisers. The securities that were held in the departing Sub-adviser’s allocation of the Fund’s portfolio may be allocated to and retained by another Sub-adviser of the Fund or will be liquidated, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences. The Adviser may also add additional Sub-advisers in order to increase a Fund’s diversification or capacity or as otherwise determined by the Adviser to be in the best interests of the Fund.

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The Funds and the Adviser have obtained an exemptive order from the SEC that permits the Adviser to act as the manager of managers of the Funds and be responsible for the investment performance of the Funds, since it will allocate the Funds’ assets to the Sub-advisers and recommend hiring or changing Sub-advisers to the Board. The “manager of managers” structure enables the Funds to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment management fees paid by the Funds to be increased or to materially change the Adviser’s obligations under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Funds, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Funds or the Adviser will require shareholder approval.

Multi-Manager Exemptive Order. As referenced above, the Trust and the Adviser have obtained an exemptive order from the SEC, which permits the Adviser, subject to certain conditions, to select new Sub-advisers with the approval of the Board but without obtaining shareholder approval. The order also permits the Adviser to change the terms of agreements with the Sub-advisers and to continue the employment of a Sub-adviser after an event that would otherwise cause the automatic termination of services. The order also permits the Funds to disclose Sub-advisers’ fees only in the aggregate in the SAI. This arrangement has been approved by the Board and each Fund’s initial shareholder. Within 90 days of retaining a new Sub-adviser, shareholders of the affected Fund(s) will receive notification of any such change.

Sub-advisers and Portfolio Managers

The Adviser and the Trust, on behalf of the Funds, have entered into a sub-advisory agreement with each Sub-adviser (each, a “Sub-advisory Agreement”). For the services provided pursuant to its Sub-advisory Agreement, each Sub-adviser receives an annual fee directly from each Fund it serves.  For the purposes of determining compensation under the Advisory Agreement, each Fund will be deemed to have paid the Adviser, and the Adviser will be deemed to have received an amount equal to any payment made pursuant to the Sub-advisory Agreements. As stated above, the Adviser has contractually agreed to waive its management fees for each Fund to the extent management fees to be paid to the Adviser exceed the aggregate management fees payable to the Fund’s Sub-advisers. Each Sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the Sub-advisers for compliance with the Funds’ investment objectives, policies, strategies, and restrictions, and monitors each Sub-adviser’s adherence to its investment style. The Board oversees the Adviser and the Sub-advisers, establishes policies that they must follow in their management activities, and oversees the hiring, termination, and replacement of Sub-advisers recommended by the Adviser.

A discussion regarding the Board’s considerations in connection with the approvals of the Sub-advisory Agreements for the Funds is available in the Funds’ annual report to shareholders for the period ending June 30, 2017. The following provides additional information about each Sub-adviser and the portfolio managers who are responsible for the day-to-day management of each Sub-adviser’s allocated portion of a Fund. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Funds.

Core Bond Fund

Baird

Baird, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as a Sub-adviser to the Core Bond Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Baird is registered as an investment adviser with the SEC and was founded in 1919. As of June 30, 2017, Baird had assets under management of approximately $61.5 billion.

Portfolio Managers:

Mary Ellen Stanek, CFA, Charles B. Groeschell, Warren D. Pierson, CFA, Jay E. Schwister, CFA, and M. Sharon deGuzman have served as portfolio managers of the Core Bond Fund since its inception.

Ms. Stanek is a Senior Portfolio manager at Baird with over 37 years of investment experience managing various types of fixed income portfolios. Prior to joining Baird in 2000, Ms. Stanek was President and Chief Executive Officer of Firstar Investment Research and Management Company (FIRMCO) and was Director of Fixed Income. She is responsible for the formulation of fixed income strategy as well as the development and portfolio management of all fixed income services.

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Mr. Groeschell is a Senior Portfolio manager at Baird with over 36 years of investment experience managing various types of fixed income portfolios. Prior to joining Baird in 2000, Mr. Groeschell was a Senior Vice President and Senior Portfolio Manager with Firstar Investment Research & Management Company (FIRMCO) where he played a lead role in the overall management of major fixed income client relationships. His responsibilities include setting investment policy with a major portion of his time allocated to security analysis, credit research, and implementing the long term investment strategy of the firm.

Mr. Pierson is a Senior Portfolio manager at Baird with over 30 years of investment experience managing various types of fixed income portfolios. Prior to joining Baird in 2000, Mr. Pierson was a Senior Vice President and Senior Portfolio Manager with Firstar Investment Research and Management Company (FIRMCO) where he managed municipal bond portfolios and intermediate taxable bond portfolios. A major portion of his time is allocated to yield curve analysis and credit research. He plays a lead role in coordinating and implementing all fixed income strategies at the firm.

Mr. Schwister is a Senior Portfolio manager at Baird with over 32 years of investment experience managing various types of fixed income portfolios. Prior to joining Baird in late 2004, Mr. Schwister was a Senior Vice President and Senior Portfolio Manager for 15 years with Putnam Investments in Boston. At Putnam, he was responsible for strategy formulation and portfolio construction across a wide variety of multi-sector fixed income mandates.

Ms. deGuzman is a Senior Portfolio manager at Baird with over 23 years of investment experience managing various types of fixed income portfolios. Prior to joining Baird in 2000, Ms. deGuzman was an Assistant Vice President and Portfolio Manager with Firstar Investment Research and Management Company (FIRMCO) where she did quantitative fixed income analysis and portfolio management. She currently focuses on managing short and intermediate taxable portfolios and tax-exempt portfolios.

JPMIM

JPMIM, 270 Park Avenue, New York, New York 10017, serves as a Sub-adviser to the Core Bond Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. JPMIM is registered as an investment adviser with the SEC and was formed in 1984. As of June 30, 2017, JPMIM had assets under management of approximately $1.88 trillion.

Portfolio Managers:

Barbara E. Miller, Managing Director has served as a portfolio manager of the Core Bond Fund since September 2015. Peter Simons, CFA, Managing Director, has served as a portfolio manager of the Core Bond Fund since its inception. Both portfolio managers are based in Columbus, Ohio and are members of the Global Fixed Income, Currency & Commodities (GFICC) group of JPMIM.

Ms. Miller is a portfolio manager and head of the U.S. Value Driven fixed income team of JPMIM. She is also the senior officer in Columbus for the Global Fixed Income, Currency and Commodities (GFICC) group. Ms. Miller is responsible for portfolio construction, market strategy, allocation decisions, and security selection for value-driven strategies.

Mr. Simons is a portfolio manager for the U.S. Value Driven team and is responsible for managing institutional taxable bond portfolios.

Loomis Sayles

Loomis Sayles, One Financial Center, Boston, Massachusetts 02111, serves as a Sub-adviser to the Core Bond Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Loomis Sayles is registered as an investment adviser with the SEC and was founded in 1926. As of June 30, 2017, Loomis Sayles had assets under management of approximately $257.6 billion.

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Portfolio Managers:

Lynne A. Royer has served as portfolio manager of the Core Bond Fund since July 2015. Ms. Royer is Vice President, Portfolio Manager, and Head of the Core Disciplined Alpha Team at Loomis Sayles.

Ms. Royer began her investment industry career in 1985 and joined Loomis Sayles in 2010 from Wells Capital Management, where she was senior portfolio manager and co-head of the Montgomery core fixed income investment team. Previously, Ms. Royer was a lending officer with Morgan Guaranty Trust Company (J.P. Morgan). Earlier, she was a financial analyst in the equity research department at Barclays de Zoete Wedd and an analyst in the corporate finance department at Drexel Burnham Lambert. Ms. Royer is a Phi Beta Kappa graduate of Gettysburg College and earned an MBA from the Anderson Graduate School of Management at the University of California, Los Angeles.

PGIM

PGIM (formerly Prudential Investment Management, Inc.), 655 Broad Street, Newark, New Jersey 07102, serves as a Sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. PGIM is registered as an investment adviser with the SEC and was formed in 1984. As of June 30, 2017, PGIM had assets under management of approximately $1.1 trillion.

Portfolio Managers:

Richard Piccirillo has served as a portfolio manager of the Core Bond Fund since its inception. Gregory Peters and Michael Collins, CFA have served as portfolio managers of the Core Bond Fund since March 2014.

Mr. Piccirillo is a Managing Director and senior portfolio manager for the Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector fixed income strategies of Prudential Fixed Income, the fixed income unit of PGIM (“PGIM Fixed Income”). Mr. Piccirillo has specialized in mortgage and asset- backed securities since joining PGIM in 1993. Before joining the firm, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts.  Mr. Piccirillo started his career as a financial analyst at Smith Barney.  He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.

Mr. Peters is a Managing Director and senior portfolio manager for PGIM Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector fixed income strategies.   Prior to joining PGIM Fixed Income, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley and responsible for the firm's macro research and asset allocation strategy.  In addition, he was Morgan Stanley's Global Director of Fixed Income & Economic Research and served on the Firm Risk, Investment, Asset Allocation, Global Credit, and Global Fixed Income Operating Committees. Earlier, Mr. Peters worked at Salomon Smith Barney and the Department of U.S. Treasury. Mr. Peters has been recognized by Institutional Investor magazine for his efforts in macro, fixed income, high yield and investment grade strategies. Mr. Peters was also recently recognized as Business Insider's Top Analysts and Top Analyst's to Watch by CEO World. Mr. Peters earned a BA in Finance from The College of New Jersey and an MBA from Fordham University.  He is also a member of the Fixed Income Analyst Society and the Bond Market Association.

Mr. Collins is a Managing Director and senior portfolio manager for PGIM Fixed Income’s Core, Core Plus, Absolute Return, and other multi-sector fixed income strategies.  Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist.  He continues to work closely with the high yield team and other credit teams on portfolio strategy and construction.  Earlier he was a credit research analyst, covering investment grade and high yield corporate credits.  Additionally, he developed proprietary quantitative international interest rate and currency valuation models for PGIM’s global bond unit.  Mr. Collins began his career at the firm in 1986 as a software applications designer.  He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University.  Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

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Core Plus Bond Fund

Loomis Sayles

Loomis Sayles, One Financial Center, Boston, Massachusetts 02111, serves as a Sub-adviser to the Core Plus Bond Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Loomis Sayles is registered as an investment adviser with the SEC and was founded in 1926. As of June 30, 2017, Loomis Sayles had assets under management of approximately $257.6 billion.

Portfolio Managers:

Matthew J. Eagan, CFA, Daniel J. Fuss, CFA, CIC, Brian P. Kennedy , and Elaine M. Stokes have been portfolio managers of the Core Plus Bond Fund since its inception.

Mr. Eagan, Vice President, has been employed by Loomis Sayles since 1997 and has over 27 years of investment industry experience. He earned his B.A. from Northeastern University and an M.B.A. from Boston University.

Mr. Fuss, Executive Vice President and Vice Chairman of Loomis Sayles, has been employed by Loomis Sayles since 1976 and has over 59 years of investment industry experience. He earned his B.S. and M.B.A. from Marquette University.

Mr. Kennedy, Vice President, joined Loomis Sayles in 1994. He received a B.S. from Providence College, an M.B.A. from Babson College and has over 26 years of investment experience.

Ms. Stokes, Vice President, has been employed by Loomis Sayles since 1988 and has over 30 years of investment industry experience. She earned her B.S. from St. Michael’s College.

MetWest

MetWest, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as a Sub-adviser to the Core Plus Bond Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. MetWest, a Delaware limited liability company, is registered as an investment adviser with the SEC and was founded in 1996. MetWest is a wholly owned subsidiary of The TCW Group, Inc. ("TCW Group"). As of June 30, 2017, MetWest, together with TCW Group and its other subsidiaries, which provide a variety of trust, investment management and investment advisory services, had assets of approximately $196.9 billion under management or committed to management, including $165.3 billion of U.S. fixed income investments.

Portfolio Managers:

Tad Rivelle, Laird Landmann, Stephen M. Kane, CFA, and Bryan T. Whalen, CFA have been portfolio managers of the Core Plus Bond Fund since its inception and are all Generalist Portfolio Managers at MetWest. Messrs. Rivelle, Landmann, and Kane co-founded MetWest in 1996.

Mr. Rivelle is Chief Investment Officer at MetWest. Mr. Rivelle was also the co-director of fixed income at Hotchkis & Wiley and a portfolio manager at PIMCO.

Mr. Landmann currently serves on the boards of TCW, LLC and Metropolitan West Funds and leads the fixed income group’s risk management efforts. Prior to founding MetWest in 1996, Mr. Landmann was a principal and the co-director of fixed income at Hotchkis and Wiley. He also served as a portfolio manager and vice president at PIMCO.

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Prior to MetWest, Mr. Kane was a fixed income portfolio manager at Hotchkis and Wiley. He also served as a Vice President at PIMCO.

Mr. Whalen has been employed by MetWest since 2004. Prior to joining MetWest, Mr. Whalen was a director in the fixed income department at Credit Suisse First Boston in New York.

PIMCO

PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660, serves as a Sub-adviser to the Core Plus Bond Fund under a sub-advisory agreement with the Adviser on behalf of the Core Plus Bond Fund. PIMCO is registered as an investment adviser with the SEC. As of June 30, 2017, PIMCO had assets under management of approximately $1.6 trillion, including $1.2 trillion in third-party client assets.

Portfolio Managers:

Alfred T. Murata and Daniel J. Ivascyn have been portfolio managers of the Core Plus Bond Fund since May 2017.

Mr. Murata is a managing director and portfolio manager in the Newport Beach office, managing income-oriented, multi-sector credit, opportunistic, and securitized strategies. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2013. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies. He has 17 years of investment experience and holds a Ph.D. in engineering-economic systems and operations research from Stanford University. He also earned a J.D. from Stanford Law School and is a member of the State Bar of California.

Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. He is lead portfolio manager for the firm’s income strategies and credit hedge fund and mortgage opportunistic strategies. He is a member of PIMCO's Executive Committee and a member of the Investment Committee. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2013. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments. He has 25 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business and a bachelor's degree in economics from Occidental College.

T. Rowe Price

T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, serves as a Sub-adviser to the Core Plus Bond Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. T. Rowe Price is registered as an investment adviser with the SEC and was founded in 1937. As of June 30, 2017, T. Rowe Price and its affiliates had assets under management of approximately $903.6 billion.

Portfolio Managers:

Daniel O. Shackelford, CFA and Brian J. Brennan, CFA have been portfolio managers of the Core Plus Bond Fund since its inception.

Mr. Shackelford joined T. Rowe Price in 1999, and is a vice president of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price Trust Company. He is a portfolio manager and member of the portfolio strategy team for the core and core plus mandates in the Fixed Income Division.

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Mr. Brennan is a portfolio manager in the Fixed Income Division at T. Rowe Price. Mr. Brennan has lead portfolio management responsibilities for the US Treasury, US Core Plus Bond, and Stable Value Strategies. He also is a member of the portfolio strategy team for T. Rowe Price’s core and core plus mandates. Mr. Brennan is a vice president of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, and T. Rowe Price Trust Company.

Municipal Bond Fund

FIAM

FIAM, 900 Salem Street, Smithfield, RI 02917, serves as a Sub-adviser to the Municipal Bond Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. FIAM is registered as an investment adviser with the SEC and was founded in 2005. FIAM is an indirectly held, wholly owned subsidiary of FMR LLC (“Fidelity”). As of June 30, 2017, FIAM had assets under management of approximately $79.4 billion.

Portfolio Managers:

Kevin Ramundo and Mark Sommer have been portfolio managers of the Municipal Bond Fund since its inception. Cormac Cullen has been a portfolio manager of the Municipal Bond Fund since October 2017.

Mr. Ramundo joined Fidelity in 2000 and has worked as a research analyst and portfolio manager.

Since joining Fidelity in 1992, Mr. Sommer has worked as a quantitative analyst and portfolio manager.

Mr. Cullen has worked as a research analyst and portfolio manager with Fidelity since 2010. Prior to assuming his current position, from 2007 to 2010, Mr. Cullent supported FIAM's Fixed Income Division as senior legal counsel.

T. Rowe Price

T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, serves as a Sub-adviser to the Municipal Bond Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. T. Rowe Price is registered as an investment adviser with the SEC and was founded in 1937. As of June 30, 2017, T. Rowe Price had assets under management of approximately $903.6 billion.

Portfolio Managers:

James M. Murphy, CFA, and Charles B. Hill, CFA, have been portfolio managers of the Municipal Bond Fund since its inception.

Mr. Murphy, who joined the firm in 2000, is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc., and Portfolio Manager in the Fixed Income Division managing the firm's tax-free high-yield strategy. He is chairman of the Investment Advisory Committees for the T. Rowe Price Tax-Free High Yield Fund. Mr. Murphy received a B.S. in finance from the University of Delaware and an M.B.A. in finance from Seton Hall University. He has also earned the Chartered Financial Analyst designation.

Mr. Hill, who joined the firm in 1991, is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc., and is a portfolio manager in the Fixed Income Division. He manages short- and intermediate- term municipal bond funds along with separately managed tax-exempt accounts, and best after-tax fixed-income accounts investing in both tax-exempt and taxable fixed-income securities. Mr. Hill is chairman of the Investment Advisory Committee for the T. Rowe Price Maryland Short-Term Tax-Free Bond Fund and the T. Rowe Price Summit Municipal Intermediate Fund. He earned a B.S. from Guilford College and also has earned his Chartered Financial Analyst designation.

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WellsCap

WellsCap, 525 Market Street, 10th Floor, San Francisco, CA 94105, serves as a Sub-adviser to the Municipal Bond Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. WellsCap is registered as an investment adviser with the SEC. WellsCap is a wholly-owned subsidiary of Wells Fargo Bank, NA which in turn is indirectly wholly-owned by Wells Fargo & Company, a publicly listed company. As of June 30, 2017, WellsCap had assets under management of approximately $353.1 billion.

Portfolio Managers:

Lyle J. Fitterer, CFA, CPA and Robert J. Miller have been portfolio managers of the Municipal Bond Fund since its inception.

Mr.  Fitterer joined WellsCap in 1989. He currently serves as a Senior Portfolio Manager and is the Co-Head of Wells Fargo Asset Management’s Global Fixed Income team. He is also head of the Municipal Fixed Income Team.

Mr. Miller joined WellsCap in 2008 where he currently serves as a Senior Portfolio Manager with the Tax- Exempt Fixed Income team.

Large Cap Growth Fund

Jennison

Jennison, 466 Lexington Avenue, New York, New York 10017, serves as a Sub-adviser to the Large Cap Growth Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Jennison (including its predecessor, Jennison Associates Capital Corp.) is registered as an investment adviser with the SEC and was founded in 1969. As of June 30, 2017, Jennison had assets under management in excess of $166 billion.

Portfolio Managers:

Kathleen A. McCarragher and Blair A. Boyer have been portfolio managers of the Large Cap Growth Fund since its inception.

Ms. McCarragher is a Director, Managing Director, the Head of Growth Equity, and a large cap growth equity portfolio manager at Jennison. She has worked in investment management since 1982 and has been with Jennison since 1998.

Mr. Boyer is a Managing Director and a large cap growth equity portfolio manager at Jennison. He has managed investment portfolios since 1988 and has been with Jennison since 1993.

Lazard

Lazard, 30 Rockefeller Plaza, 55th Floor, New York, New York 10112, serves as a Sub-adviser to the Large Cap Growth Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Lazard is registered as an investment adviser with the SEC and was founded in 1970. As of June 30, 2017, Lazard had assets under management of approximately $201.4 billion.

Portfolio Managers:

Andrew Lacey, Martin Flood, and Ronald Temple, CFA have been portfolio managers of the Large Cap Growth Fund since its inception. H. Ross Seiden has been a portfolio manager of the Fund since September 2015.

Mr. Lacey is Deputy Chairman of Lazard and a Portfolio Manager/Analyst. He joined Lazard in 1995 as a Research Analyst.

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Mr. Flood is a Portfolio Manager/Analyst at Lazard. He joined Lazard in 1996 and is a member of Lazard's U.S. equity, global equity select and the fundamental long/short team.

Mr. Temple is a Managing Director and a Portfolio Manager/Analyst at Lazard. He also serves as Co-Head of Multi Asset and Head of US Equity, responsible for oversight of the Lazard’s multi asset and US equity strategies as well as several global equity strategies. He joined Lazard in 2001.

Mr. Seiden is a Senior Vice President and Portfolio Manager/Analyst on Lazard’s US Equity Select and US Strategic Equity teams. He is also responsible for research coverage of companies in the health care sector. Mr. Seiden began working in the investment field in 2006. Prior to joining Lazard in 2010, he was an Equity Research Associate covering the financial sector at Credit Suisse.

SGA

SGA, 301 Tresser Blvd., Suite 1310, Stamford, Connecticut 06901, serves as a Sub-adviser to the Large Cap Growth Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. SGA is registered as an investment adviser with the SEC and was founded in July 2003. SGA is 77% majority employee-owned (18 of 24 full-time employees are equity owners of the firm), with the remaining 23% interest owned by Estancia Capital Partners, LP, an operationally oriented specialist private equity fund focused on investing in boutique asset management firms. As of June 30, 2017, SGA had total assets under management of approximately $9.7 billion, of which $8.1 billion represents regulatory assets under management and $1.6 billion represents non-regulatory model emulation assets under contract.

Portfolio Managers:

George P. Fraise, Gordon M. Marchand, CFA, CPA and CIC and Robert L. Rohn have been portfolio managers of the Large Cap Growth Fund since its inception.

Mr. Fraise is a principal and portfolio manager of SGA. He is also a member of the Investment Policy Committee and co-founder of the firm. Prior to founding SGA in 2003, Mr. Fraise was executive vice president and portfolio manager and a member of the Investment Policy Committee of Yeager, Wood and Marshall, Inc. Previously, Mr. Fraise was a portfolio manager for Scudder Kemper Investments. Mr. Fraise also held senior analyst positions with Smith Barney and Chancellor Capital Management.

Mr. Marchand is a principal and portfolio manager of SGA. He is also a member of the Investment Policy Committee and co-founder of the firm. Prior to founding SGA in 2003, Mr. Marchand was an officer, director, and a member of the Investment Policy Committee of Yeager, Wood and Marshall, Inc. Mr. Marchand joined Yeager, Wood & Marshall in 1984. Earlier in his career, Mr. Marchand was a manager with the management consulting service group at PricewaterhouseCoopers and a CPA with Grant Thornton International.

Mr. Rohn is a principal and portfolio manager of SGA. He is also a member of the Investment Policy Committee and co-founder of the firm. Prior to founding SGA in 2003, Mr. Rohn managed over $1 billion of large capitalization, high-quality growth stock portfolios at W.P. Stewart & Co. During his 12-year tenure with W.P. Stewart, he was an analyst and portfolio manager, held the positions of chairman of the board and chief executive officer of W.P. Stewart Inc., the company's core U.S. investment business, and served as chairman of the firm's management committee. From 1988 through 1991, Mr. Rohn was with Yeager, Wood & Marshall, where he served as vice president and a member of the Investment Policy Committee, with responsibilities in equity analysis and portfolio management. He began his career in 1983 at Morgan Guarantee Trust Company, where he was an officer of the bank in Corporate Finance.

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William Blair

William Blair, 150 North Riverside Plaza, Chicago, IL 60606, serves as a Sub-adviser to the Large Cap Growth Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. William Blair is registered as an investment adviser with the SEC. William Blair is affiliated with William Blair & Company, L.L.C., an investment adviser registered with the SEC and founded in 1935. William Blair was established in 2014 as part of an organizational restructuring whereby certain investment management services previously performed by the Investment Management division of William Blair & Company, L.L.C. were transferred to William Blair. William Blair is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. As of June 30, 2017, William Blair had assets under management of approximately $70.1 billion.

Portfolio Managers:

David C. Fording and John F. Jostrand have been portfolio managers of the Large Cap Growth Fund since its inception.

Mr. Fording is a Partner and Portfolio Manager at William Blair. Before joining William Blair, he was a portfolio manager with TIAA-CREF Investment Management, Inc. Mr. Fording has over 20 years of investment experience.

Mr. Jostrand is a Partner and Portfolio Manager at William Blair. He has served as a portfolio manager since 1993. Prior to joining William Blair, he was the Director of Investments at TRW, Inc. Mr. Jostrand has over 25 years of investment experience.

Large Cap Value Fund

Artisan Partners

Artisan Partners, 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a Sub-adviser to the Large Cap Value Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Artisan Partners is registered as an investment adviser with the SEC and was founded in March 2009 and succeeded the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. As of June 30, 2017, Artisan Partners had assets under management of approximately $109.4 billion.

Portfolio Managers:

James C. Kieffer, CFA, and Daniel L. Kane, CFA, have been portfolio managers of the Large Cap Value Fund since its inception. Thomas A. Reynolds IV has been a portfolio manager of the Large Cap Value Fund since October 2017.

Mr. Kieffer is a Managing Director and Portfolio Manager at Artisan Partners with over 25 years of experience. Prior to joining Artisan Partners in August 1997, Mr. Kieffer was a research analyst at the investment firm McColl Partners.

Mr. Kane has been a Portfolio Manager at Artisan Partners since September 2013 with over 15 years of experience. Mr. Kane was an Associate Portfolio Manager from February 2012 to September 2013 and was an Analyst prior to February 2012. Before joining Artisan Partners in March 2008, Mr. Kane was a senior small cap investment analyst at BB&T Asset Management, Inc.

Mr. Reynolds is a Managing Director of Artisan Partners with over 15 years of experience. He joined Artisan Partners in October 2017 as a portfolio manager on Artisan Partner's Value team. Prior to joining Artisan Partners, Mr. Reynolds was a portfolio manager for Perkins Investment Management at Janus Henderson since April 2013. Mr. Reynolds joined Perkins in 2009 as a research analyst covering the U.S. financials sector and was later promoted to portfolio manager.
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BHMS

BHMS, 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, serves as a Sub-adviser to the Large Cap Value Fund under a sub-advisory agreement with the Adviser on behalf of the Large Cap Value Fund. BHMS is registered as an investment adviser with the SEC and was founded in 1979. As of June 30, 2017, BHMS had assets under management of approximately $91.7 billion.

Portfolio Managers:

Mark Giambrone, Michael Nayfa, CFA , and Terry Pelzel, CFA have been portfolio managers of the Fund since its inception.

Mr. Giambrone has been a Portfolio Manager at BHMS since 2002. Before joining BHMS in 1999, he served as a portfolio consultant at HOLT Value Associates. Mr. Giambrone has 25 years of professional experience.

Mr. Nayfa has been a Portfolio Manager for this strategy since 2014 and was an Equity Analyst from 2008 to 2014. He continues to serve as an Equity Analyst on other strategies. Before joining BHMS in 2008, he worked as an analyst at HBK and in the institutional equity sales group at Natexis Bleichroeder. Mr. Nayfa has 13 years of professional experience.

Mr. Pelzel has been a Portfolio Manager for this strategy since 2014 and was an Equity Analyst from 2010 to 2014. He continues to serve as an Equity Analyst on other strategies. Before joining BHMS in 2010, he served as a senior portfolio analyst for Highland Capital Management, LP. He has 12 years of professional experience.

Wellington Management

Wellington Management, 280 Congress Street, Boston, Massachusetts 02210, serves as a Sub-adviser to the Large Cap Value Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of June 30, 2017, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.021 trillion in assets.

Portfolio Manager:

Donald J. Kilbride has been a portfolio manager of the Large Cap Value Fund since its inception. He is a Senior Managing Director and an Equity Portfolio Manager at Wellington Management. Mr. Kilbride has over 25 years of professional experience and has been with Wellington Management for over 14 years.

Small/Mid Cap Growth Fund

ClearBridge

ClearBridge, 620 8th Avenue, New York, New York 10018, serves as a Sub-adviser to the Small/Mid Cap Growth Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. ClearBridge is registered as an investment adviser with the SEC and was founded in 2005. As of June 30, 2017, ClearBridge had assets under management of approximately $127.3 billion.

Portfolio Managers:

Brian Angerame, Derek Deutsch, CFA, Aram Green , and Jeffrey Russell, CFA have been portfolio managers of the Small/Mid Cap Growth Fund since its inception.

Mr. Angerame is a portfolio manager at ClearBridge and co-manages several products. He joined a predecessor organization in 2000 as an equity research analyst and has 23 years of investment experience. Previously Mr. Angerame was an analyst and assistant portfolio manager at Prudential Investment Management.

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Mr. Deutsch is a portfolio manager at ClearBridge and co-manages several products. He joined a predecessor organization in 1999 as an equity research analyst and has 18 years of investment experience.

Mr. Green is a portfolio manager at ClearBridge and co-manages several products. He joined ClearBridge in 2006 as a research analyst and has 16 years of investment experience. Before joining ClearBridge, he was an equity analyst at Hygrove Partners, LLC.

Mr. Russell is a portfolio manager at ClearBridge and co-manages several products. He joined ClearBridge in 1990 and has 36 years of investment experience.

Champlain

Champlain, 180 Battery Street, Suite 400, Burlington, Vermont 05401, serves as a Sub-adviser to the Small/Mid Cap Growth Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Champlain is registered as an investment adviser with the SEC and was founded in 2004. As of June 30, 2017, Champlain had assets under management of approximately $8.6 billion.

Portfolio Managers:

Scott Brayman has been a portfolio manager of the Small/Mid Cap Growth Fund since its inception. Corey Bronner, CFA, Joseph Caligiuri, CFA, Joseph Farley, and Erik Giard-Chase, CFA have managed the Small/Mid Cap Growth Fund since October 2017.

Mr. Brayman is the Chief Investment Officer of Small and Mid Cap Strategies and Managing Partner at Champlain. Mr. Brayman has over 32 years of investment experience. Before joining Champlain, he was a Senior Vice President at NL Capital Management, Inc. and served as a portfolio manager with Sentinel Advisors, Inc.

Mr. Bronner joined Champlain in April 2010 and has more than 9 years of investment management experience. He leads the consumer and financial sectors on the firm's small and mid capitalization investment team. Prior to joining Champlain, Mr. Bronner was an analyst focusing primarily on the financial services industry at Duff & Phelps Corporation. Mr. Bronner was a credit analyst with the commercial lending group at Merchants Bank, a subsidiary of Merchant Bancshares, Inc., before joining Duff & Phelps.

Mr. Caligiuri joined Champlain in 2008 as an Operations Analyst and moved to the small and mid capitalization investment team in 2010. He leads the industrials and energy sectors on the small and mid capitalization investment team. Prior to joining Champlain, Mr. Caligiuri held internships at Sheaffer & Roland Consulting Engineers as a business operations analyst and Sopher Investment Management as a research assistant. He has more than 8 years of investment management experience.

Mr. Farley joined Champlain in August 2014 and has more than 24 years of investment management experience. He leads technology sector research on the firm's small and mid capitalization investment team. Prior to joining Champlain, Mr. Farley was a founder and portfolio manager of Kelvingrove Partners, LLC, an investment management firm focused on technology, media, and telecommunications. His investment management career began at Private Capital Management, where he was the managing director of investment research and a portfolio manager. Mr. Farley spent over 10 years as a securities analyst on Wall Street and held senior investment research and management roles at Morgan Stanley, Donaldson Lufkin & Jenrette, and UBS. He began his career as a market analyst with AT&T.

Mr. Giard-Chase joined Champlain as an intern in 2008 and was hired as a qualitative analyst in 2009. He spent part of his time performing analyst work on the investment team and, in 2012, was moved to a full time analyst position on the firm's small and mid capitalization investment team. He is an analyst on the health care sector on the small and mid capitalization investment team. Prior to joining Champlain, Mr. Giard-Chase was an intern at Wachovia Securities. He has more than 7 years of investment management experience.

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Eagle

Eagle, 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as a Sub-adviser to the Small/Mid Cap Growth Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Eagle is registered as an investment adviser with the SEC and was founded in 1984. As of June 30, 2017, Eagle had assets under management of approximately $29.5 billion.

Portfolio Managers:

Charles Schwartz, CFA, Betsy Pecor, CFA, and Matt McGeary, CFA have been portfolio managers of the Small/Mid Cap Growth Fund since its inception.

Mr. Schwartz has been a Portfolio Manager with Eagle since 2012. He was a Co-Portfolio Manager and Senior Vice President at Sentinel Investments from 2004 to 2012. Mr. Schwartz has over 10 years of investment experience.

Ms. Pecor has been a Portfolio Manager with Eagle since 2012. She was a Co-Portfolio Manager at Sentinel Investments from 2005 to 2012. Ms. Pecor has over 10 years of investment experience.

Mr. McGeary has been a Portfolio Manager with Eagle since 2012. He was a Co-Portfolio Manager at Sentinel Investments from 2011 to 2012 and was an Equity Analyst at Sentinel Investments from 2005 to 2011. Mr. McGeary has over 10 years of investment experience.

SIMG

SIMG, 111 Center Street, Suite 2110, Little Rock, Arkansas 72201, serves as a Sub-adviser to the Small/Mid Cap Growth Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. SIMG is registered as an investment adviser with the SEC and was founded in 2005. As of June 30, 2017, SIMG had assets under management of approximately $4.3 billion.

Portfolio Manager:

Ryan Crane has been a portfolio manager of the Small/Mid Cap Growth Fund since August 2015. He is also Chief Investment Officer of SIMG and serves as the Lead Portfolio Manager for several strategies. Before joining SIMG, Mr. Crane had been at AIM Capital Management since 1994, where he was a Senior Portfolio Manager and the team leader for the small/mid-cap growth complex.

Small/Mid Cap Value Fund

Advisory Research

Advisory Research, Two Prudential Plaza, 180 N Stetson Avenue, Suite 5500, Chicago, Illinois 60601, serves as a Sub-adviser to the Small/Mid Cap Value Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Advisory Research is a wholly-owned subsidiary of Piper Jaffray Companies. Advisory Research is registered as an investment adviser with the SEC and was founded in 1974. As of June 30, 2017, Advisory Research had assets under management of approximately $8.6 billion.

Portfolio Managers:

Matthew Swaim, James Langer and Bruce Zessar have been portfolio managers of the Small/Mid Cap Value Fund since its inception. Chris Harvey has been a portfolio manager of the Small/Mid Cap Value Fund since October 2015.

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Mr. Swaim is a Managing Director of Advisory Research. Prior to joining Advisory Research, he worked in the assurance and business advisory group at PricewaterhouseCoopers LLP. He has over 16 years of investment experience.

Mr. Langer is a Managing Director of Advisory Research. Prior to joining Advisory Research, he served as an investment consultant at Marquette Associates and an analyst at Marquette Capital. He has over 24 years of investment experience.

Mr. Zessar is a Managing Director of Advisory Research. Prior to joining Advisory Research, he was a co-founder and principal of Oasis Legal Finance, LLC, a specialty finance company. He is also a former partner in the law firm of Sidley Austin, where he practiced financial markets-related law. He has over 14 years of investment experience.

Mr. Harvey is a Managing Director of Advisory Research. Prior to joining Advisory Research, he was the Director of Research and a member of the Investment Committee at Zuckerman Investment Group. He has over 16 years of investment experience.

Boston Partners

Boston Partners, 909 Third Avenue, 32nd Floor, New York, New York 10022, serves as a Sub-adviser to the Small/Mid Cap Value Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Boston Partners is a wholly owned subsidiary of Robeco Group N.V., a Dutch global investment management company (“Robeco Group”). Robeco Group is majority owned by ORIX Corporation, a diversified financial services company based in Japan. Boston Partners is registered as an investment adviser with the SEC and was founded in 1995. As of June 30, 2017, Boston Partners had assets under management of approximately $91.5 billion.

Portfolio Manager:

Steve Pollack, CFA has been a portfolio manager of the Small/Mid Cap Value Fund since its inception. Mr. Pollack has been a portfolio manager at Boston Partners for over 15 years. Before joining Boston Partners, he spent 12 years as an equity portfolio manager at Hughes Investments. Mr. Pollack has over 30 years of investment experience.

LSV

LSV, 155 North Wacker Drive, Suite 4600, Chicago, IL 60606, serves as a sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. LSV is registered as an investment adviser with the SEC. As of September 30, 2017, LSV had assets under management of approximately $105 billion.

Portfolio Managers:

Josef Lakonishok, Menno Vermeulen, Puneet Mansharamani, Greg Sleight, and Guy Lakonishok have served as portfolio managers of the Small/Mid Cap Value Fund since November 1, 2016.

Mr. Josef Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 38 years of investment and research experience.

Mr. Vermeulen, CFA has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Portfolio Manager and Partner since 1998. He has more than 24 years of investment experience.

Mr. Mansharamani, CFA has served as a Senior Quantitative Analyst of LSV since 2000 and a Partner and Portfolio Manager since 2006. He has more than 17 years of investment experience.

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Mr. Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and Portfolio Manager since 2014. He has more than 9 years of investment experience.

Mr. Guy Lakonishok, CFA has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and Portfolio Manager since 2014. He has more than 15 years of investment experience.

Silvercrest

Silvercrest, 1330 Avenue of the Americas, 38th Floor, New York, New York 10019, serves as a Sub-adviser to the Small/Mid Cap Value Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Silvercrest is registered as an investment adviser with the SEC and was founded in 2002. As of June 30, 2017, Silvercrest had assets under management of approximately $12.6 billion.

Portfolio Manager:

Roger W. Vogel, CFA has been a portfolio manager of the Small/Mid Cap Value Fund since its inception. He is a Managing Director and lead portfolio manager at Silvercrest. Prior to joining Silvercrest, Mr. Vogel was Managing Director at Credit Suisse Asset Management, where he co-managed both small cap and large cap portfolios.

Vaughan Nelson

Vaughan Nelson, 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as a Sub-adviser to the Small/Mid Cap Value Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Vaughan Nelson is registered as an investment adviser with the SEC and was founded in 1970. As of June 30, 2017, Vaughan Nelson had assets under management of approximately $12.8 billion.

Portfolio Managers:

Dennis G. Alff, CFA, Chad D. Fargason, Ph.D., Chris D. Wallis, CFA ,  and Scott J. Weber, CFA have been portfolio managers of the Small/Mid Cap Value Fund since its inception.

Mr. Alff has been a Senior Portfolio Manager at Vaughan Nelson since 2006. He has over 20 years of investment experience and has also served as Vice President, Credit Arbitrage and Asset Investments at Koch Capital Markets and Project Leader at The Boston Consulting Group.

Dr. Fargason has been a Senior Portfolio Manager at Vaughan Nelson since 2013. Before joining Vaughan Nelson, he was a Director at KKR&Co. from 2003 to 2013. In his over 17 years of investment experience, he also served as a Senior Vice President at El Paso Corp. and Project Leader at The Boston Consulting Group.

Mr. Wallis has been Chief Executive Officer and Chief Investment Officer at Vaughan Nelson since 1999. He has over 25 years of professional experience. Prior to joining Vaughan Nelson, he was an Associate at Simmons & Company International and a Manager at Coopers & Lybrand, LLP.

Mr. Weber has been a Senior Portfolio Manager at Vaughan Nelson since 2003. During his 21 years of professional experience, he has held a number of positions in the investment management area, including Vice President of Investment Banking at RBC Capital Markets and Associate in the Investment Banking department at Deutsche Banc.
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Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund and International Equity Fund

BlackRock

BlackRock, 1 University Square Drive, Princeton, New Jersey 08540, serves as a Sub-adviser to the Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, and International Equity Fund under a sub-advisory agreement with the Adviser on behalf of the Funds. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. As of June 30, 2017, BlackRock had assets under management of approximately $5.69 trillion.

Portfolio Managers:

Alan Mason and Greg Savage have been portfolio managers of the Funds since their inception. Rachel M. Aguirre and Creighton Jue have been portfolio managers of the Funds since April 2016.

Mr. Mason is a Managing Director and Portfolio Manager at BlackRock and is the Head of Americas Beta Strategies. Mr. Mason is a member of the Beta Strategies ExCo, Americas ExCo and Global Human Capital Committees. Mr. Mason started at BlackRock in 1991, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. At BGI, he served as head of portfolio management and strategy for U.S. transitions, strategist for the Global Index and Markets Group, head of U.S. Asset Allocation, and, most recently, head of Global Portfolio Management, Client Solutions. Mr. Mason has led three key growth efforts: developing the U.S. transition capability from a service to a business, growing the key asset allocation product for the firm's U.S. DC platform, LifePath, and building the foundation for key dimensions of the firm's rapidly growing solutions business.

Mr. Savage is a Managing Director and Portfolio Manager at BlackRock and is the Head of the iShares Equity Portfolio Management team within BlackRock's Index Equity Team. Mr. Savage started at BlackRock in 1999, including his years with BGI. At BGI, he was a senior portfolio manager and team leader in the iShares Index Equity Portfolio Management Group and was previously a transition manager in the Transition Management Group. Prior to BGI, Mr. Savage worked at PIMCO from 1997 to 1999 in various roles.

Ms. Aguirre is a Director and Senior Portfolio Manager at BlackRock. She leads the Developed Markets Institutional Index Equity team and is responsible for overseeing the management of developed market index equity portfolios for institutional clients. Ms. Aguirre started at BlackRock in 2005, including her years with BGI, where she served as Principal and Portfolio Manager. She then served as a Vice President of BlackRock from 2009 to 2011, when she became a Director.

Mr. Jue is a Managing Director and Portfolio Manager at BlackRock. He is Head of BlackRock's Alternative Beta Strategies team and is responsible for managing BlackRock's Index Plus strategies, currency hedge products, and derivative overlay mandates. Mr. Jue started at BlackRock in 2000, including his years with BGI, where he was responsible for BGI's institutional developed international market index funds. Prior to joining BGI, he was a senior portfolio manager at Mellon Capital Management, where he managed index and enhanced index portfolios in the domestic and international markets.

International Equity Fund

Baillie Gifford

Baillie Gifford, Calton Square, 1 Greenside Row, Edinburgh, Scotland serves as a Sub-adviser to the International Equity Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Baillie Gifford is registered as an investment adviser with the SEC. Baillie Gifford is a wholly owned subsidiary of Baillie Gifford & Co., which was founded in 1908. As of June 30, 2017, Baillie Gifford & Co. had assets under management of approximately $216.4 billion.

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Portfolio Managers:

Gerard Callahan, Joe Faraday, Iain Campbell, Tom Walsh, and Moritz Sitte have been portfolio managers of the International Equity Fund since its inception.

Mr. Callahan is an Investment Manager at Baillie Gifford and has been with Baillie Gifford since 1991. He is the Head of the UK Equity Team and a Partner at Baillie Gifford. He is also the Chairman of Baillie Gifford's International Focus Portfolio Construction Group.

Mr. Faraday is an Investment Manager at Baillie Gifford and has been with Baillie Gifford since 2002. He is a member of the International Focus Portfolio Construction Group.

Mr. Campbell is an Investment Manager at Baillie Gifford and has been with Baillie Gifford since 2004. He is also a member of the International Focus Portfolio Construction Group.

Mr. Walsh is an Investment Manager at Baillie Gifford and has been with Baillie Gifford since 2009. He is also a member of the International Focus Portfolio Construction Group.

Mr. Sitte is an Investment Manager at Baillie Gifford and has been with Baillie Gifford since 2010. He is also a member of the International Focus Portfolio Construction Group.

Edinburgh Partners

Edinburgh Partners, 27-31 Melville Street, Edinburgh, Scotland EH3 7JF, serves as a Sub-adviser to the International Equity Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Edinburgh Partners is registered as an investment adviser with the SEC. Edinburgh Partners was formed in Edinburgh in 2003. As of June 30, 2017, Edinburgh Partners had assets under management of approximately $9.2 billion.

Portfolio Managers:

Tony Mather and Sandy Nairn have been portfolio managers of the International Equity Fund since its inception.

Mr. Mather is an Investment Partner, Portfolio Manager and Analyst at Edinburgh Partners. Prior to joining Edinburgh Partners in 2003, he worked at the UK Equity Desk of Scottish Widows Investment Partners. Prior to that, he worked at Edinburgh Fund Managers, where he was responsible for several retail funds. He was also worked at Warburg Asset Management (Jersey) Ltd, Coopers & Lybrand Deloitte and Guardian Royal Exchange.

Dr. Nairn is the Chief Executive Officer, as well as an Investment Partner, Portfolio Manager and Analyst, of Edinburgh Partners. He is also a member of the Board of Directors and one of the founders of Edinburgh Partners. Prior to establishing Edinburgh Partners, Dr. Nairn was Chief Investment Officer of Scottish Widows Investment Partnership. Prior to that, he was Executive Vice President and Director of Global Equity Research at Templeton Investment Management.

Manning & Napier

Manning & Napier, 290 Woodcliff Drive, Fairport, New York 14450, serves as a Sub-adviser to the International Equity Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Manning & Napier was founded in 1970 and is registered as an investment adviser with the SEC. As of June 30, 2017, Manning & Napier had assets under management of approximately $27.1 billion.

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Portfolio Managers:

Ebrahim Busheri, CFA, Jeffrey W. Donlon, CFA, and Marc Tommasi have been portfolio managers of the International Equity Fund since its inception.

Mr. Busheri is Director of Investments at Manning & Napier. He has been involved in the management of the Core Non-U.S. Equity strategy since 2012. From 2007 through 2011 he was a consultant for Heritage Capital.

Mr. Donlon is a Senior Analyst and Managing Director of the Global Strategies Group. He has been involved in the management of the Core Non-U.S. Equity strategy since 2004.

Mr. Tomassi is the Co-Head of Global Equities, Chief Investment Strategist, and Senior Analyst. He has been involved in the management of the Core Non-U.S. Equity strategy since 1996.

Mondrian

Mondrian, 10 Gresham Street, Fifth Floor, London, United Kingdom EC2V 7JD serves as a Sub-adviser to the International Equity Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Mondrian has managed assets since the firm’s founding in 1990. As of June 30, 2017, Mondrian had over $61.3 billion in assets under management.

Portfolio Managers:

Elizabeth Desmond, Nigel Bliss, and Alex Simcox have been portfolio managers of the International Equity Fund since its inception. Steven Dutaut has been a portfolio manager of the International Equity Fund since April 2016.

Ms. Desmond is Director, Chief Investment Officer of International Equities, and member of the International Equity Strategy Committee at Mondrian. Prior to joining Mondrian in 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond began her investment career as a Pacific Basin investment manager at Shearson Lehman Global Asset Management.

Mr. Bliss is a Senior Portfolio Manager and member of the International Equity Strategy Committee at Mondrian and has been with the firm since 1995. Prior to joining Mondrian, Mr. Bliss began his career at Cazenove & Co.

Mr. Simcox is a Senior Portfolio Manager at Mondrian and is a member of the firm's International Equity Strategy Committee at Mondrian. Prior to joining Mondrian in 2007, Mr. Simcox worked at Ernst and Young LLP for four years, where he qualified as a Chartered Accountant.

Mr. Dutaut is a Senior Portfolio Manager and member of the International Equity Strategy Committee at Mondrian and has been with the firm since 2007. Prior to joining Mondrian, Mr. Dutaut was an investment analyst for Baillie Gifford and began his career in Bank of America's investment banking division.

Pzena

Pzena, 320 Park Avenue, 8th Floor, New York, New York 10022, serves as a sub-adviser to the International Equity Fund under a sub-advisory agreement with the Adviser on behalf of the International Equity Fund. Pzena is registered as an investment adviser with the SEC. As of June 30, 2017, Pzena had approximately $33.5 billion in assets under management.

Portfolio Managers:

Caroline Cai , Allison Fisch , and John Goetz have been portfolio managers of the International Equity Fund since November 2016.

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Ms. Cai joined Pzena in 2004 and currently serves as a Portfolio Manager for Pzena.  Ms. Cai holds a B.A., summa cum laude, in Mathematics and Economics from Bryn Mawr College and is a Chartered Financial Analyst.

Ms. Fisch joined Pzena in 2001 and currently serves as a Portfolio Manager for Pzena.  Ms. Fisch holds a B.A., summa cum laude, in Psychology and a minor in Drama from Dartmouth College.

Mr. Goetz joined Pzena in 1996 and currently serves as Co-Chief Investment Officer, Managing Principal and Portfolio Manager for Pzena.  Mr. Goetz holds a B.A., summa cum laude, in Mathematics and Economics from Wheaton College and an M.B.A. from the Kellogg School of Management at Northwestern University.

WCM

WCM, 281 Brooks Street, Laguna Beach, California 92651, serves as a Sub-adviser to the International Equity Fund under an investment sub-advisory agreement with the Adviser on behalf of the Fund. WCM is registered as an investment adviser with the SEC and was formed in California in 1976. As of June 30, 2017, WCM had assets under management of approximately $20.8 billion.

Portfolio Managers:

Paul R. Black, Peter J. Hunkel, Michael B. Trigg ,  and Kurt R. Winrich, CFA have been portfolio managers of the International Equity Fund since its inception.

Mr. Black is a Portfolio Manager, President and Co-CEO at WCM. Prior to joining WCM in 1989, he served as a portfolio manager with Wells Fargo Private Banking Group and Bank of America.

Mr. Hunkel is a Portfolio Manager and Business Analyst at WCM, where his primary responsibilities are portfolio management and equity research. Before joining WCM in 2007, he was a portfolio analyst for the Templeton Private Client Group and Centurion Alliance.

Mr. Trigg is a Portfolio Manager and Business Analyst at WCM, where his primary responsibilities are portfolio management and equity research. Before joining WCM in 2005, he was an equity analyst at Morningstar, Inc.

Mr. Winrich is a Portfolio Manager, Chairman and Co-CEO at WCM. Prior to joining WCM in 1984, he was the head of computer-aided design and analysis with Hughes Electronics Santa Barbara Research Center.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Each Fund sells its shares at NAV. NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV). NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily. Each Fund’s share price is calculated as of the close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the NYSE is open for business.

In calculating NAV, each Fund generally values its investment portfolio at market price. When valuing portfolio securities, each Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”)) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the mean between last bid and ask price on such day. Each Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares. When valuing fixed income securities, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. For certain fixed income securities with remaining maturities of 60 days or less, a Fund may use the security’s amortized cost under certain circumstances. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

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Fair Value Pricing

If market or broker-dealer quotations are unavailable or deemed unreliable for a security or if a security’s value may have been materially affected by events occurring after the close of a securities market on which the security principally trades but before a Fund calculates its NAV, such Fund may, in accordance with procedures adopted by the Board, employ “fair value” pricing of securities. Fair value determinations are made in good faith in accordance with Board-approved procedures. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its sale under current market conditions. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. This fair value may be higher or lower than any available market price or quotation for such security and, because this process necessarily depends upon judgment, this value also may vary from valuations determined by other funds using their own valuation procedures. While the Funds’ use of fair value pricing is intended to result in calculation of an NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that any fair value price will, in fact, approximate the amount a Fund would actually realize upon the sale of the securities in question. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures. If any significant discrepancies are found, the Funds may adjust their fair valuation procedures.

For foreign securities traded on foreign exchanges, the Trust has selected FT Interactive Data (“FTID”) to provide pricing data with respect to foreign security holdings held by the Funds. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of Fund securities traded on those foreign exchanges. The Funds use a confidence interval when determining the use of the FTID provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding ADR, if one exists. FTID provides the confidence interval for each security for which it provides a price. If the FTID provided price falls within the confidence interval, the Funds will value the particular security at that price. If the FTID provided price does not fall within the confidence interval, the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

How to Buy Shares

Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward Jones. Orders to purchase shares must be placed directly with Edward Jones, which is registered with the SEC as a broker-dealer and investment adviser, or your local Edward Jones financial advisor. Payment for shares must be received by the transfer agent within three business days after the order is placed in good order. Each Fund reserves the right to reject purchase orders or to stop offering shares without notice. Trustees of the Trust may purchase shares directly. There are no minimum initial or subsequent investment amount requirements for the Funds. The Funds do not issue share certificates.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

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Purchases In-Kind

In limited circumstances, Advisory Solutions’ investors may acquire shares of a Fund with in-kind redemption proceeds they receive from a mutual fund that is not sponsored by Edward Jones (a “third party fund”).  The Funds’ Board has adopted procedures that require the relevant Fund and the Adviser to meet certain conditions prior to the Fund’s acceptance of a contribution of securities in exchange for shares of the Fund.  These procedures require, among other things, that (a) the Adviser, in consultation with the relevant Fund’s Sub-advisers, determines that the securities to be contributed to the Fund are appropriate for investment by the Fund in light of its investment objective, strategies and policies; (b) the Fund’s valuation procedures will be used when determining the value of the securities to be contributed to the Fund; and (c) the Adviser and the Board reasonably determine that the particular contribution in-kind transaction, when considered as a whole, is expected to be in the best interests of the Fund and its shareholders.

Although the contributed securities will be appropriate for investment by a Fund in light of its investment objective, strategies and policies, the Adviser, in consultation with the Sub-advisers, may nonetheless determine that it is consistent with the best interests of the Fund to liquidate a portion of the contributed securities.  In the event of such determination, the Adviser, in its discretion and in consultation with the Sub-advisers, will determine which of the contributed securities will be liquidated and will allocate the resulting cash proceeds to one or more of the Fund’s Sub-advisers.  The Fund will pay both the explicit transaction costs and any implicit transaction costs, including market impact and any markup built into the price of fixed income securities and other instruments, incurred in the sale of the contributed securities.  The Adviser will seek to minimize the transaction costs, including market impact, to the Fund, generally by engaging one or more third-party transition management service providers that specialize in executing portfolio transactions on a large scale.  However, the Adviser’s use of a transition manager does not guarantee that the Fund will experience better executions or reduced costs associated with the liquidation of the Fund’s securities.

A contribution of in-kind securities to purchase shares of a Fund will be permitted only if the Adviser reasonably determines that the overall benefits to the relevant Fund and its shareholders of the in-kind transaction, when considered as a whole, are expected to materially outweigh the costs of liquidating the securities.  In making such determination, the Adviser will review and document the specific facts and circumstances of the particular in-kind transaction taking into account all relevant factors, including, but not limited to: (a) the transaction costs, including market impact, expected to be incurred by the Fund in liquidating a portion of the contributed securities, versus the transaction costs, including market impact, expected to be saved by the Fund in connection with receiving and retaining contributed securities; (b) the benefit the Fund is expected to receive, if any, by allowing the Fund to acquire certain contributed securities that the Fund may not otherwise be able to obtain with cash due to the fact that such securities may not be available, or are of limited supply, in the open market; and (c) the benefit the Fund’s shareholders are expected to receive, if any, as a result of the increase in the Fund’s assets that is associated with the transaction (e.g., a reduction in the Fund’s total annual operating expenses).

The Funds’ valuation procedures may differ from the valuation procedures utilized by the third party fund.  In such instances, Advisory Solutions’ investors who acquire Fund shares with in-kind redemption proceeds may receive fewer or more shares of the relevant Fund than they would have received if the Fund used the same valuation procedures as the applicable third party fund.

USA PATRIOT Act. The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, the Adviser, and Edward Jones to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When setting up an Advisory Solutions account, you will be required to supply Edward Jones with your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, Edward Jones may temporarily limit any security purchases, including in the Funds. In addition, Edward Jones may close an account if it is unable to verify a shareholder’s identity. As required by law, Edward Jones may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Corporate, trust and other entity accounts require further documentation.

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If Edward Jones does not have a reasonable belief of the identity of an account holder, the account will be rejected or the account holder will not be allowed to perform a transaction in the account until such information is received. The Funds also reserve the right to close the account within five business days if clarifying information/ documentation is not received. Accounts may only be opened by persons with a valid social security number or tax identification number and permanent U.S. street address. Any exceptions are reviewed on a case-by-case basis.

How to Sell Shares

Orders to sell or redeem shares must be placed directly with Edward Jones or your local Edward Jones financial advisor. All redemption requests accepted by the transfer agent before 4:00 p.m. Eastern time on any business day the NYSE is open will be executed at that day’s share price. Orders accepted after 4:00 p.m. or on a day the NYSE is closed will be executed at the next day’s price. If the NYSE closes early, the Funds may accelerate transaction deadlines accordingly. All redemption orders must be in good form, which may require a signature guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account. If you discontinue your participation in Advisory Solutions or for any other reason are no longer an eligible shareholder, your shares in any of the Funds may be subject to compulsory redemption by such Funds. A Fund has the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to a shareholder for up to seven days, as permitted by law. Redemption proceeds held in an investor’s brokerage account generally will not earn any income, and Edward Jones may benefit from the use of temporarily uninvested funds.

ACCOUNT AND TRANSACTION POLICIES

Payment of Redemption Proceeds. Proceeds will generally be sent no later than seven calendar days after a Fund receives your redemption request. The Funds typically expect to pay sale proceeds to redeeming shareholders within 1 to 3 business days following receipt of a redemption order.  A Fund may suspend your right to redeem your shares for (1) any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) any period during which the SEC determines that an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for a Fund to determine the value of its net assets; or (3) such other periods as the SEC may by order permit. More information about redeeming shares and the circumstances under which redemptions may be suspended is in the SAI.

Your redemption proceeds will be deposited in your Advisory Solutions account unless you instruct otherwise. A Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.

The Funds generally pay sale (redemption) proceeds in cash. The Funds expect to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings.  Under unusual conditions, such as upon a particularly large redemption request in stressed market conditions, a Fund may draw on its bank line of credit or rely upon an interfund loan to meet redemption requests.  In a highly unusual situation that would make the payment of cash unwise, a Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind) in order to protect the Fund’s remaining shareholders. It is unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold. Under unusual conditions, a redemption in kind may include illiquid securities. Investors may not be able to sell such securities and may be required to hold such securities indefinitely.

Electronic Delivery. It is the Funds’ policy to deliver documents electronically whenever possible. You may choose to receive Fund documents electronically rather than hard copy by signing up for e-delivery for your Advisory Solutions account with Edward Jones at www.edwardjones.com/accountaccess.

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Unclaimed Property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Payments to Edward Jones. Every Advisory Solutions account pays asset-based fees to Edward Jones for investment advisory services which varies based on the amount of money in the Advisory Solutions account. Please refer to your updated Advisory Solutions Brochure for more information about payments to Edward Jones for investment advisory services related to your Advisory Solutions account. These fees and payments are not reflected in the fees and expenses described elsewhere in this Prospectus.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

Frequent purchases and redemptions of Fund shares may interfere with the efficient management of a Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on a Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a Fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve a Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of a Fund’s portfolio securities.

Because of the potential harm to a Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance and other techniques. Under these policies and procedures, a Fund may limit additional purchases of Fund shares by shareholders whom the Adviser reasonably believes to be engaged in these excessive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Funds reserve the right to reject any purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser reasonably believes to be actual market timing activity, a Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Adviser reasonably believes could be either excessive or for illegitimate purposes, a Fund may seek to block future purchases and exchanges of Fund shares by that account or permit the account holder to justify the activity. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur.

The policies apply to any account, whether an individual account or accounts with financial intermediaries, such as investment advisers, introducing brokers and retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. The Funds and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to a Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable a Fund to identify or prevent all such trading by a financial intermediary’s customers.

DIVIDENDS AND DISTRIBUTIONS

Each Fund will make distributions of dividends and capital gains, if any, at least annually. A Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.

All distributions will be reinvested in shares of the relevant Fund. Generally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested.

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TAX CONSEQUENCES

You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Funds. The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

Each Fund has elected and intends to continue to qualify to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, each Fund is generally not subject to U.S. federal income tax if it timely distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.

Each Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, in any. The Municipal Bond Fund intends to make distributions, the majority of which are expected to be exempt from federal income taxes. However, a portion of the Municipal Bond Fund’s distributions from “private activity bonds” may be taxable to shareholders as a “tax-preference item” for purposes of the Federal AMT.  You will generally be taxed on a Fund’s distributions that are not exempt from federal income tax, regardless of whether you reinvest them or receive them in cash. Each Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. Distributions that are reported by a Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Distributions that are reported by each Fund as long-term capital gain, if any, are taxable to you at the rates applicable to long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

Distributions of capital gain and distributions of net investment income reduce the NAV of a Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than twelve months at the time of the sale or exchange, and otherwise as short-term capital gain. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions or disallowed to the extent of the amount of exempt interest dividends received with respect to those shares.

A Fund may be required to withhold federal income tax at the federal backup withholding rate of 28% on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your federal income tax liability, so long as you provide the required information or certification.

After December 31 of each year, the Funds will mail you, or provide Edward Jones as sponsor of Advisory Solutions, reports containing information about the income tax classification of distributions paid during the year. Distributions declared in October, November or December to shareholders of record on a specified date in such a month, but paid in January, are taxable as if they were paid on December 31 of the calendar year in which declared Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

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U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), are subject to a 3.8% Medicare contribution tax that applies to “net investment income,” including interest, dividends and capital gains received from the Fund (including capital gains realized on the sale or exchange of shares of the Fund).

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for purchases of Fund shares. The Funds are also required to report whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average basis. In the absence of an election, a Fund will use the default cost basis method which, if applicable, will be provided to you by your financial adviser in a separate communication. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

Shareholders also should carefully review the cost basis information provided to them by the Funds and make any additional basis, holding period, or other adjustments that are required when reporting these amounts on their federal income tax returns.

Each Fund may invest in foreign securities and therefore may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

For further information about the tax effects of investing in the Funds, including state and local tax matters, please see the SAI and consult your tax adviser.
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TRADEMARKS

The Russell 1000® Index, Russell 1000® Growth Index, Russell 1000® Value Index, Russell Midcap® Index, Russell Midcap® Growth Index, Russell Midcap® Value Index, Russell 2000® Index, Russell 2000® Growth Index, and Russell 2000® Value Index, Russell 2500® Index, Russell 2500® Growth Index, and Russell 2500® Value Index (each, an “Index” and collectively, the “Indices”) are trademarks of Frank Russell Company (“Russell”) and have been licensed for use by the Trust. The Trust and the Funds are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of an Index (upon which a portion of a Fund based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to the Trust or the Funds or to their clients. The Indices are calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI, INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE TRUST. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS TO PARTICIPATE IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE FUNDS ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
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FINANCIAL HIGHLIGHTS

The tables that follow present performance information about each of the Funds. The information is intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by PricewaterhouseCoopers, LLP, independent registered public accounting firm of the Funds, whose report along with the Funds’ financial statements, are included in the 2017 Annual Report of the Funds, which is available upon request by calling the Funds at 1-855-823-3611 or online at www.bridgebuildermutualfunds.com.

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Bridge Builder Trust
Financial Highlights
Bridge Builder Core Bond Fund
Per share operating performance (for a share outstanding throughout the period)	For the year ended June 30, 2017	For the year ended June 30, 2016	For the year ended June 30, 2015	For the period October 28, 2013(7) to June 30, 2014
Net asset value, beginning of period	$10.47	$10.10	$10.14	$10.00
Change in Net Assets Resulting from Operations:
Net investment income	0.25	0.24	0.24	0.14
Net realized and unrealized gain/(loss)	(0.22)	0.41	(0.04)	0.15
Net increase/(decrease) in net asset value from operations	0.03	0.65	0.20	0.29
Less Distributions:
Distributions from net investment income	(0.26)	(0.26)	(0.24)	(0.15)
Distributions from net realized gains	(0.07)	(0.02)	--	--
Total Distributions	(0.33)	(0.28)	(0.24)	(0.15)
Net asset value, end of period	$10.17	$10.47	$10.10	$10.14
Total return(2)(3)	0.33%	6.51%	2.01%	2.91%
Net assets, end of period (millions)	$13,596	$10,762	$8,612	$7,005
Ratios to Average Net Assets of: (1)
Expenses before waivers(4)	0.35%	0.36%	0.38%	0.40%
Expenses net of waivers(4)	0.15%	0.16%	0.18%	0.20%
Net investment income/(loss)	2.44%	2.32%	2.17%	1.99%
Portfolio Turnover Rate(5)	232%	238%	115%	262%(6)
(1)	Annualized for periods less than one year.
(2)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

(3)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for the financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(4)	Ratios do not include the impact of the expenses of the underlying funds in which the fund invests.
(5)	Portfolio turnover is not annualized.
(6)	Excludes securities received in capital contribution in-kind.
(7)	Inception date.
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Bridge Builder Trust
Financial Highlights
Bridge Builder Core Plus Bond Fund
Per share operating performance (for a share outstanding throughout the period)	For the year ended June 30, 2017	For the period July 13, 2015(6) to June 30, 2016
Net asset value, beginning of period	$10.28	$10.00
Change in Net Assets Resulting from Operations:
Net investment income	0.24	0.22
Net realized and unrealized gain/(loss)	(0.15)	0.31
Net increase/(decrease) in net asset value from operations	0.09	0.53
Less Distributions:
Distributions from net investment income	(0.25)	(0.23)
Distributions from net realized gains	(0.03)	(0.02)
Total Distributions	(0.28)	(0.25)
Net asset value, end of period	$10.09	$10.28
Total return(2)(3)	0.87%	5.43%
Net assets, end of period (millions)	$6,423	$4,410
Ratios to Average Net Assets of: (1)
Expenses before waivers(4)	0.40%	0.43%
Expenses net of waivers(4)	0.18%	0.23%
Net investment income/(loss)	2.34%	2.23%
Portfolio Turnover Rate(5)	198%	197%
(1)	Annualized for periods less than one year.
(2)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

(3)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for the financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(4)	Ratios do not include the impact of the expenses of the underlying funds in which the fund invests.
(5)	Portfolio turnover is not annualized.
(6)	Inception date.
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Bridge Builder Trust
Financial Highlights
Bridge Builder Municipal Bond Fund
Per share operating performance (for a share outstanding throughout the period)	For the year ended June 30, 2017	For the period September 14, 2015(6) to June 30, 2016
Net asset value, beginning of period	$10.38	$10.00
Change in Net Assets Resulting from Operations:
Net investment income	0.19	0.16
Net realized and unrealized gain/(loss)	(0.23)	0.38
Net increase/(decrease) in net asset value from operations	(0.04)	0.54
Less Distributions:
Distributions from net investment income	(0.19)	(0.15)
Distributions from net realized gains	(0.01)	(0.01)
Total Distributions	(0.20)	(0.16)
Net asset value, end of period	$10.14	$10.38
Total return(2)(3)	(0.36)%	5.46%
Net assets, end of period (millions)	$2,565	$1,972
Ratios to Average Net Assets of: (1)
Expenses before waivers(4)	0.40%	0.43%
Expenses net of waivers(4)	0.21%	0.25%
Net investment income/(loss)	1.88%	1.76%
Portfolio Turnover Rate(5)	23%	21%
(1)	Annualized for periods less than one year.
(2)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

(3)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for the financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(4)	Ratios do not include the impact of the expenses of the underlying funds in which the fund invests.
(5)	Portfolio turnover is not annualized.
(6)	Inception date.
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Bridge Builder Trust
Financial Highlights
Bridge Builder Large Cap Growth Fund
Per share operating performance (for a share outstanding throughout the period)	For the year ended June 30, 2017	For the year ended June 30, 2016	For the period April 27, 2015(6) to June 30, 2015
Net asset value, beginning of period	$9.89	$9.83	$10.00
Changes in Net Assets Resulting from Operations:
Net investment income	0.10	0.09	0.01
Net realized and unrealized gain/(loss)	1.69	0.02	(0.18)
Net increase/(decrease) in net asset value from operations	1.79	0.11	(0.17)
Less Distributions:
Distributions from net investment income	(0.09)	(0.05)	--
Distributions from net realized gains	--	--	--
Total Distributions	(0.09)	(0.05)	--
Net asset value, end of period	$11.59	$9.89	$9.83
Total return(2)(3)	18.26%	1.14%	(1.70)%
Net assets, end of period (millions)	$4,202	$2,323	$2,587
Ratios to Average net Assets of: (1)
Expenses before waivers(4)	0.47%	0.49%	0.54%
Expenses net of waivers(4)	0.28%	0.31%	0.37%
Net investment income/(loss)	1.11%	0.89%	0.86%
Portfolio Turnover Rate(5)	44%	45%	7%
(1)	Annualized for periods less than one year.
(2)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

(3)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for the financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(4)	Ratios do not include the impact of the expenses of the underlying funds in which the fund invests.
(5)	Portfolio turnover is not annualized.
(6)	Inception date.
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Bridge Builder Trust
Financial Highlights
Bridge Builder Large Cap Value Fund
Per share operating performance (for a share outstanding throughout the period)	For the year ended June 30, 2017	For the year ended June 30, 2016	For the period April 27, 2015(6) to June 30, 2015
Net asset value, beginning of period	$9.86	$9.81	$10.00
Changes in Net Assets Resulting from Operations:
Net investment income	0.18	0.17	0.03
Net realized and unrealized gain/(loss)	1.52	0.05	(0.19)
Net increase/(decrease) in net asset value from operations	1.70	0.22	(0.16)
Less Distributions:
Distributions from net investment income	(0.18)	(0.17)	(0.03)
Distributions from net realized gains	--	0.00(8)	--
Total Distributions	(0.18)	(0.17)	(0.03)
Net asset value, end of period	$11.38	$9.86	$9.81
Total return(2)(3)	17.38%	2.35%	(1.62)%
Net assets, end of period (millions)	$5,039	$2,595	$2,150
Ratios to Average Net Assets of: (1)
Expenses before fee waivers(4)	0.47%	0.49%	0.54%
Expenses net of waivers(4)	0.30%	0.34%	0.40%
Net investment income/(loss)	1.82%	1.83%	2.14%
Portfolio Turnover Rate(5)	23%	33%	7%
(1)	Annualized for periods less than one year.
(2)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

(3)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for the financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(4)	Ratios do not include the impact of the expenses of the underlying funds in which the fund invests.
(5)	Portfolio turnover is not annualized.
(6)	Inception date.
(7)	Less than $0.005.
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Bridge Builder Trust
Financial Highlights
Bridge Builder Small/Mid Cap Growth Fund
Per share operating performance (for a share outstanding throughout the period)	For the year ended June 30, 2017	For the year ended June 30, 2016	For the period April 27, 2015(6) to June 30, 2015
Net asset value, beginning of period	$9.62	$9.96	$10.00
Changes in Net Assets Resulting from Operations:
Net investment income	0.03	0.03	0.01
Net realized and unrealized gain/(loss)	1.88	(0.35)	(0.05)
Net increase/(decrease) in net asset value from operations	1.91	(0.32)	(0.04)
Less Distributions:
Distributions from net investment income	(0.04)	(0.02)	--
Distributions from net realized gains	--	--	--
Total Distributions	(0.04)	(0.02)	--
Net asset value, end of period	$11.49	$9.62	$9.96
Total return(2)(3)	19.87	(3.16)%	(0.40)%
Net assets, end of period (millions)	$2,530	$1,647	$1,424
Ratios to Average Net Assets of: (1)
Expenses before waivers(4)	0.68%	0.71%	0.77%
Expenses net of waivers(4)	0.43%	0.47%	0.49%
Net Investment Income/(loss)	0.34%	0.41%	0.51%
Portfolio Turnover Rate(5)	27%	49%	12%
(1)	Annualized for periods less than one year.
(2)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

(3)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for the financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(4)	Ratios do not include the impact of the expenses of the underlying funds in which the fund invests.
(5)	Portfolio turnover is not annualized.
(6)	Inception date.
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Bridge Builder Trust
Financial Highlights
Bridge Builder Small/Mid Cap Value Fund
Per share operating performance (for a share outstanding throughout the period)	For the year ended June 30, 2017	For the year ended June 30, 2016	For the period April 27, 2015(6) to June 30, 2015
Net asset value, beginning of period	$9.50	$9.87	$10.00
Changes in Net Assets Resulting from Operations:
Net investment income	0.11	0.08	0.02
Net realized and unrealized gain/(loss)	1.63	(0.38)	(0.15)
Net increase/(decrease) in net asset value from operations	1.74	(0.30)	(0.13)
Less Distributions:
Distributions from net investment income	(0.09)	(0.06)	--
Distributions from net realized gains	--	(0.01)	--
Total Distributions	(0.09)	(0.07)	--
Net asset value, end of period	$11.15	$9.50	$9.87
Total return(2)(3)	18.33%	(3.08)%	(1.30)%
Net assets, end of period (millions)	$3,245	$1,877	$887
Ratios to Average Net Assets of: (1)
Expenses before waivers(4)	0.69%	0.73%	0.81%
Expenses net of waivers(4)	0.47%	0.54%	0.62%
Net investment income/(loss)	1.10%	1.19%	1.21%
Portfolio Turnover Rate(5)	48%	49%	8%
(1)	Annualized for periods less than one year.
(2)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

(3)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for the financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(4)	Ratios do not include the impact of the expenses of the underlying funds in which the fund invests.
(5)	Portfolio turnover is not annualized.
(6)	Inception date.
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Bridge Builder Trust
Financial Highlights
Bridge Builder International Equity Fund
Per share operating performance (for a share outstanding throughout the period)	For the year ended June 30, 2017	For the period July 6, 2015(7) to June 30, 2016
Net asset value, beginning of period	$9.45	$10.00
Changes in Net Assets Resulting from Operations:
Net investment income	0.15	0.16
Net realized and unrealized gain/(loss)	1.60	(0.67)
Net increase/(decrease) in net asset value from operations	1.75	(0.51)
Less Distributions:
Distributions from net investment income	(0.13)	(0.04)
Distributions from net realized gains	--	--
Total Distributions	(0.13)	(0.04)
Net asset value, end of period	$11.07	$9.45
Total return(2)(3)	18.78%	(5.06)%
Net assets, end of period (millions)	$5,164	$2,466
Ratios to Average Net Assets of: (1)
Expenses before waivers(4)	0.67%	0.69%
Expenses net of waivers(4)	0.42%	0.46%
Net investment income/(loss)	2.17%	1.99%
Portfolio Turnover Rate(5)	22%	18%
(1)	Annualized for periods less than one year.
(2)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

(3)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for the financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(4)	Ratios do not include the impact of the expenses of the underlying funds in which the fund invests.
(5)	Portfolio turnover is not annualized.
(6)	Excludes securities received in capital contribution in-kind.
(7)	Inception date.
(8)	Less than $0.005.
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Bridge Builder Trust

You can find more information about the Funds in the following documents:

Statement of Additional Information (“SAI”): The SAI provides additional details about the investments and techniques of each Fund and certain other additional information. A current SAI is on file with the SEC and is herein incorporated into this Prospectus by reference. It is legally considered a part of this Prospectus.

Annual/Semiannual Reports: Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. A Fund’s annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s prior fiscal year.

You can obtain free copies of these documents, request other information and discuss your questions about the Funds by contacting the Funds at:

Bridge Builder Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-823-3611
www.bridgebuildermutualfunds.com

You can review and copy information including the Funds’ reports and SAI at the Public Reference Room of the SEC, 100 “F” Street N.E., Washington, D.C. 20549-1520. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Shareholder reports and other information about the Funds are also available:

▪	Free of charge from the Funds’ website at www.bridgebuildermutualfunds.com.
▪	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov.
▪	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
▪	For a fee, by e-mail request to publicinfo@sec.gov.

The Trust’s SEC Investment Company Act file number is 811-22811.

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STATEMENT OF ADDITIONAL INFORMATION
October 28, 2017

Bridge Builder Trust

Bridge Builder Core Bond Fund
Ticker: BBTBX
Bridge Builder Core Plus Bond Fund
Ticker: BBCPX
Bridge Builder Municipal Bond Fund
Ticker: BBMUX
Bridge Builder Large Cap Growth Fund
Ticker: BBGLX
Bridge Builder Large Cap Value Fund
Ticker: BBVLX
Bridge Builder Small/Mid Cap Growth Fund
Ticker: BBGSX
Bridge Builder Small/Mid Cap Value Fund
Ticker: BBVSX
Bridge Builder International Equity Fund
Ticker: BBIEX

12555 Manchester Road
St. Louis, MO 63131
1-855-823-3611
www.bridgebuildermutualfunds.com

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus for the Bridge Builder Core Bond Fund (the “Core Bond Fund”), Bridge Builder Core Plus Bond Fund (the “Core Plus Bond Fund”), Bridge Builder Municipal Bond Fund (the “Municipal Bond Fund”), Bridge Builder Large Cap Growth Fund (the “Large Cap Growth Fund”), the Bridge Builder Large Cap Value Fund (the “Large Cap Value Fund”), the Bridge Builder Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”), the Bridge Builder Small/Mid Cap Value Fund (the “Small/Mid Cap Value Fund”) and the Bridge Builder International Equity Fund (the “International Equity Fund”) (together, the “Funds”), each a series of Bridge Builder Trust (the “Trust”) dated October 28, 2017, advised by Olive Street Investment Advisers, LLC (the “Adviser”).

Each Fund's audited financial statements and notes thereto for the fiscal year ended June 30, 2017, are included in the Funds’ annual report to shareholders for the fiscal year ended June 30, 2017 (the “Annual Report”), and are incorporated by reference into this SAI.  Each Fund's Prospectus and annual or unaudited semi-annual shareholder reports may be obtained free of charge by contacting the Fund at the address and phone number written above or by visiting the Funds’ website at www.bridgebuildermutualfunds.com.

The Adviser has retained certain investment managers as Sub-advisers (each a “Sub-adviser,” and, collectively, the “Sub-advisers”), each responsible for portfolio management of a portion of each of the Fund’s total assets.

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THE TRUST

The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on December 19, 2012, and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s Agreement and Declaration of Trust permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Trust may also issue separate classes of shares of any series. Currently, the Trust consists of nine series, one of which is offered in a separate prospectus and SAI. Each Fund offers one class of shares. The Board may from time to time issue other series (and multiple classes of such series), the assets and liabilities of which will be separate and distinct from any other series.

The Funds’ Prospectus and this SAI are a part of the Trust’s registration statement filed with the SEC. Copies of the complete registration statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at sec.gov.

INVESTMENT STRATEGIES, POLICIES, SECURITIES AND INVESTMENTS, AND RISKS

Each Fund is diversified. This means that with respect to 75% of its total assets, a Fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund. Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time a fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets. If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, a fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal securities laws.

The investment objectives, policies, strategies, risks and limitations discussed in this SAI may be changed without shareholder approval unless otherwise noted.

The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. A Fund may purchase any of these instruments and/or engage in any of these investment practices unless such investment activity or practice is directly inconsistent with, or not permitted by, a specific Fund investment policy as stated below or in the Fund’s prospectus. A Fund is free to reduce or eliminate its activity in any of these areas. A Fund will only purchase an investment and/or engage in any of the below investment practices if such investment or investment practices is determined to be advantageous to the Fund by the Adviser and/or Sub-advisers. The table below identifies which investments, investment practices and risk factors, including those that may not be principal strategies or risks, apply to a Fund.
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	Core Bond Fund	Core Plus Bond Fund	Municipal Bond Fund	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund
Equity Securities	✓	✓	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓
Exchange Traded Funds and Other Registered Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓		✓	✓	✓	✓	✓
Real Estate Securities	✓	✓	✓	✓	✓	✓	✓	✓
Borrowing and Other Forms of Leverage	✓	✓	✓	✓	✓	✓	✓	✓
Cash Position	✓	✓	✓	✓	✓	✓	✓	✓
Short-Term Investments	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓
Municipal Securities	✓	✓	✓
U.S. and Foreign Government Obligations	✓	✓	✓	✓	✓	✓	✓	✓
Variable Rate Demand Notes	✓	✓	✓
Floating Rate Securities	✓	✓	✓
Inverse Floaters	✓	✓
Zero-Coupon and Payment-in-Kind Bonds	✓	✓	✓
Risks of Investing in Fixed Income Securities	✓	✓	✓
Risks of Investing in Lower-Rated Debt Securities	✓	✓	✓
Risks of Investing in Distressed Companies	✓	✓	✓
Asset-Backed and Mortgage-Related and Mortgage-Backed Securities	✓	✓	✓
Inflation-Protected Securities	✓	✓	✓
Options								✓
Private Investments	✓	✓	✓	✓	✓	✓	✓	✓
Hybrid Securities	✓	✓						✓
Derivatives	✓	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓
Other Investment Risks	✓	✓	✓	✓	✓	✓	✓	✓
Market Risks	✓	✓	✓	✓	✓	✓	✓	✓
Multi-Manager and Multi-Style Risk	✓	✓	✓	✓	✓	✓	✓	✓
Special Risks of Transactions in Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓
Temporary Defensive Investments	✓	✓	✓	✓	✓	✓	✓	✓
Cybersecurity Risk	✓	✓	✓	✓	✓	✓	✓	✓

Table of Contents - SAI

Equity Securities

The Funds may purchase equity securities, including common stock. All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles, and the value of a Fund’s securities may fluctuate substantially from day-to-day. Owning an equity security that currently pays dividends can also subject a Fund to the risk that the issuer may discontinue paying dividends.

To the extent a Fund invests in the equity securities of small- or medium-sized companies, it will be exposed to the risks of small- and medium-sized companies. Such companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, or services, markets, or financial resources, or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership and are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions can decrease the value and liquidity of securities held by a Fund. As a result, the performance of small- and medium-sized securities can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund and cause the Fund to lose money.

Common Stock. Common stocks represent a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock. Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, although they may carry limited voting rights. Preferred stocks also normally have preference over the corporation’s assets and earnings. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate and may entitle the holder to acquire the issuer’s stock by exchange or purchase for a predetermined rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
Table of Contents - SAI

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Depositary Receipts. American Depositary Receipts (“ADRS”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities, which are discussed below.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
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Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

For purposes of a Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers, and depositary receipts are subject to many of the risks associated with investing directly in foreign securities, which are discussed below.

Initial Public Offerings (“IPOs”). A Fund may invest a portion of its assets in equity securities of companies offering shares in IPOs. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. If a Fund were to sell IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The limited number of shares available may also mean that to the extent a Fund seeks to invest in IPOs, it could be unable to invest to the extent desired because, for example, only a small portion of the securities being offered in the IPO are available to a Fund.

A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Illiquid Securities

No Fund may purchase an investment if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities. The Adviser and Sub-advisers will monitor the amount of illiquid securities in each Fund, under the supervision of the Board, to ensure compliance with this investment restriction.
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Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Limitations on resale may have an adverse effect on the marketability of the securities, and the Funds might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. Because of their illiquid nature, illiquid securities may need to be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, each Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price that a Fund may ultimately realize upon its sale or disposition.

Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, a Sub-adviser, pursuant to procedures adopted by the Board, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.

Exchange-Traded Funds (“ETFs”) and Other Registered Investment Companies

The Funds may invest in ETFs, which are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents, in most cases, a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. ETFs are also subject to other risks, including the risk that their prices may not correlate perfectly with changes in the underlying index and the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies, subject to certain exceptions.

Despite the possibility of greater fees and expenses, investments in other investment companies may nonetheless be attractive for several reasons, especially in connection with foreign investments. Investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds investments in that country may be more effective than investing directly in issuers in that country.

The 1940 Act generally prohibits the Funds from investing more than 5% of the value of their total assets in any one registered investment company or more than 10% of the value of its total assets in registered investment companies as a group, and also restricts their investment in any registered investment company to 3% of the voting securities of such investment company. There are exceptions, however, to these limitations pursuant to various rules promulgated by the SEC. In particular, SEC rules allow the Funds to invest in money market funds in excess of the limits described above.

The Funds may invest in other investment companies, including those managed by the Adviser or a Sub-adviser, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.
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Money Market Funds. The Funds may invest cash in, or hold as collateral for certain investments, shares of money market funds. An investment in a money market fund will involve payment by a Fund of its pro rata share of advisory and other fees charged by such fund. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, certain money market funds may impose liquidity fees and/or temporarily suspend redemptions, which may reduce the value of a Fund’s redemptions for the money market fund and impact the Fund’s ability to redeem from the money market fund during times of market volatility or otherwise.

Foreign Securities

The Funds may invest in securities issued by foreign governments and corporations, including emerging market securities. The Funds may invest in securities issued by foreign companies or governmental authorities either directly or through depository receipts or ETFs (generally “foreign securities”). Investing in foreign securities generally involves more risk than investing in U.S. securities. Other risks involved in investing in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less or different government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Funds held in foreign countries. At a referendum in June 2016, the United Kingdom (the “UK”) voted to leave the European Union (“EU”). Although the precise timeframe for “Brexit” is uncertain, the UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017, and this formal notification began a two-year period of negotiations regarding the terms of the UK’s exit from the EU. There is some uncertainty about the potential impact of withdrawal on the UK and European economies and the broader global economy. Withdrawal could have negative effects on certain economies, such as increased volatility and illiquidity and potentially lower economic growth in markets globally, which may adversely affect the value of Fund investments.

The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and the Funds may have greater difficulty taking appropriate legal action to enforce their rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures). Furthermore, there is the risk of possible seizure, nationalization, or expropriation of the foreign issuers or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Investments in foreign government debt obligations also involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Funds may have limited legal resources in the event of default. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.

Dividends and interest payable on the Funds’ foreign securities may be subject to foreign withholding tax. The Funds may also be subject to foreign taxes on their trading profits. Some countries may also impose a transfer or stamp duty on certain securities transactions. The imposition of these taxes will increase the cost to the Funds of investing in those countries that impose these taxes. To the extent such taxes are not offset by credits or deductions available to shareholders in the Fund, under U.S. tax law, they will reduce the net return to a Fund’s shareholders.
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Foreign Securities Traded in the United States. The Funds may own foreign equity securities that are traded in the United States and denominated in United States dollars. They also may be issued originally in the United States. There may be a thin trading market for foreign securities that are traded in the United States, and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors.

Emerging Markets Securities. In addition, the Funds may invest in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets, and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede a Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

Foreign Currency Risk. While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

■	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;
■	Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;
■
Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

■
There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

■
Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

■
The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Foreign Currency Options. The Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options, and are subject to other risks similar to options or securities on indexes.
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Foreign Currency Transactions. The Funds may enter into foreign currency transactions. The Funds normally conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis. A Fund generally will not enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund’s total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with a Fund’s custodian of cash, U.S. government securities or other liquid obligations and are marked-to-market daily.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to a Fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, no fees or commissions are involved.

Precise matching of the amount of forward currency contracts and the value of securities denominated in such currencies of a Fund will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it, or a Sub-adviser, determines that the best interests of the Fund will be served by doing so.

At the maturity of a forward contract, a Fund may either sell the portfolio security deliver the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.

If a Fund retains a portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
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A Fund’s dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert any holdings of foreign currencies into U.S. dollars on a daily basis. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Lock In . When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge . If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge . If a Fund wants to eliminate substantially all of the risk of owning a particular currency, and/or if a Fund thinks that it can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge . A Fund might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging . When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.
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Real Estate Securities

Real Estate Investment Trusts (“REITs”). The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like Regulated Investment Companies (“RICs”) such as the Funds, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the Fund’s own expenses. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. Credit risk refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to a mortgage REIT when due. Mortgage REITs are subject to significant interest rate risk. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down. When the general level of interest rates goes down, the value of a mortgage REIT’s investment in fixed rate obligations goes up. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a mortgage REIT’s profitability because the mortgage REIT may be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield. Additionally, rising interest rates may cause the duration of a mortgage REIT’s investments to be longer than anticipated and increase such investments’ interest rate sensitivity.

REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes or may require the Fund to accrue and distribute income not yet received. In addition, distributions attributable to REITs made by a Fund to Fund shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Borrowing and Other Forms of Leverage

The Funds may borrow money for investment purposes to the extent permitted by their investment policies and restrictions and applicable law. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s holdings. The Funds may also borrow money for temporary emergency purposes.
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The Funds have established lines of credit with certain banks by which they may borrow funds for temporary or emergency purposes. A Fund may use lines of credit to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances which are unfavorable to the Fund’s remaining shareholders. The Funds may be required to pay fees to the banks to maintain the line of credit, which would increase the cost of borrowing over the stated interest rate.

The Trust received an exemptive order from the SEC on June 1, 2016 (the “Order”), which permits the Funds to participate in an interfund lending program (the “Program”) with existing or future mutual funds that are advised by the Adviser and certain of its affiliates (the “Participating Funds”).  The Program enables a Participating Fund to lend cash directly to and borrow money from other Participating Funds for temporary purposes. The Program is subject to a number of conditions set forth in the application for the exemptive order, as amended (the “Application”), and the Order, including the requirement that the interfund loan rate to be charged to a borrowing fund is (i) more favorable to the lending fund than the highest current overnight repurchase agreement rate available to the lending fund (the "Repo Rate"); and (ii) more favorable to the borrowing fund than the lowest interest rate at which a bank short-term loan would be available to the borrowing fund (the “Bank Loan Rate”). The Bank Loan Rate will be determined using a formula established by the Board.  The interfund loan rate will be the average of the Repo Rate and the Bank Loan Rate.  All interfund loans and borrowings must comply with the conditions set forth in the Application and the Order, which are designed to ensure fair and equitable treatment of all Participating Funds.

A Fund will participate in the Program only to the extent that its participation is consistent with the Fund’s investment objectives, limitations, and organizational documents. Upon implementation of the Program, the Adviser administers the Program according to procedures approved by the Board. The Board is responsible for overseeing and periodically reviewing the Program.

Cash Position

The Funds do not always stay fully invested in securities. When a Sub-adviser believes that market conditions are unfavorable for profitable investing, or when a Sub-adviser is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a Fund’s Adviser or Sub-adviser(s) may also temporarily increase the Fund’s cash position to protect assets, maintain liquidity, or during periods when transitioning Fund assets from one Sub-adviser to another Sub-adviser. Partly because each of the Sub-advisers acts independently of each other, the cash positions of the Funds may vary significantly.

When a Fund’s investments in cash or similar investments increase, the Fund may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Short-Term Investments

The Funds may invest without limitation in any of the following short-term securities and instruments:

Bank Obligations. The Funds may invest in obligations including bankers’ acceptances, commercial paper and other debt obligations of banks and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.
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Certificates of Deposit and Time Deposits. The Funds may hold certificates of deposit and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Funds may invest in Certificates of Deposit. Each Fund may invest up to 15% of its net assets in all such obligations and in all illiquid assets, in the aggregate.

Commercial Paper and Short-Term Notes. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s® Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc.© (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Other Short-Term Obligations. The Funds may invest in short-term obligations, which are debt securities initially issued with a remaining maturity of 397 days or less and that have a short-term rating within ratings categories of at least A-1 by S&P or P-1 by Moody’s.

Corporate Debt Securities

The Funds may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which the Funds may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Municipal Securities

The Funds may invest in securities issued by states, territories, possessions, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states, territories, possessions and multi-state agencies or authorities, commonly referred to as municipal bonds.

Municipal bonds share the structural attributes of debt/fixed income securities in general, but are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds which the Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds); including industrial development bonds issued pursuant to former federal tax law. Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax (“Federal AMT”) liability.

General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are not payable from the issuing authority's general revenues but instead the corporate user (and/or any guarantor) is responsible for payment of interest and principal. Accordingly, the credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of a particular facility or class of facilities.
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The Funds may invest in municipal bonds that finance projects relating to education, health care, housing, transportation, and utilities, and may make significant investments in industrial development bonds. These types of bonds may be more sensitive to adverse economic, business or political developments than other types of municipal bonds.

The Funds may invest in pre-refunded municipal bonds or bonds that have been escrowed to maturity. These structures are generally employed by issuers of municipal bonds to effectively replace bonds issued at higher interest rates with bonds issued at lower interest rates. Proceeds of the newly issued, lower interest bonds are placed in an escrow account established by a municipality and an independent escrow agent and pledged to pay the principal and interest of the higher interest rate bonds. The principal for pre-refunded bonds is repaid at a specified early redemption date (i.e. call date) while the principal for escrowed-to-maturity bonds is paid at the bond's original maturity date. Typically, the escrow account holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). The pledged securities fulfill the original pledge of payments by the municipality; however, the escrow account does not eliminate the potential for price movement of the pre-refunded or escrowed-to-maturity bond before redemption. Consequently, investments in pre-refunded or escrowed-to-maturity municipal bonds may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if a Fund sells pre-refunded or escrowed-to-maturity municipal bonds prior to redemption, the price received may be more or less than the Fund's purchase cost, depending on market conditions at the time of sale. To the extent permitted by the SEC and the Internal Revenue Service (“IRS”), a Fund’s investment in pre-refunded Municipal Bonds backed by U.S. Treasury and Agency securities in the manner described above, will, for purposes of diversification tests applicable to the Fund, be considered an investment in the respective U.S. Treasury and Agency securities.

The Funds may invest in municipal lease obligations. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities (“municipal lease obligations”). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate funds for and make the payments due under the lease obligation.

However, certain municipal lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. In deciding whether to purchase a lease obligation, a Fund's Sub-advisers may assess such factors as the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. Municipal lease obligations may be less readily marketable than other municipal securities.  Certain lease obligation bonds may be financed through a certificate of participation through which investors are entitled to receive a portion of the lease payments from the project being financed. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.
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Municipal leases may also be subject to “abatement risk.” The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee’s use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee’s maintenance of reserve monies for lease payments. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

A Fund may seek to enhance its yield through the purchase of municipal private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and generally have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. A Fund may not invest more than 15% of its net assets in illiquid securities, including unmarketable private placements.

The Funds may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. A significant portion of insured municipal bonds that have been issued and are outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the municipal bonds insured by that insurance company and on the municipal bond markets as a whole. Downgrades of certain insurance companies have negatively impacted the price of certain insured municipal bonds. Given the large number of potential claims against the insurers of municipal bonds, there is a risk that they will not be able to meet all future claims. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. The economic and revenue performance of states and their agencies and municipalities may be significantly impacted by trends in the national economy, particularly by factors such as unemployment and the housing market which may directly impact revenue production of certain issuers of municipal securities.  Poor economic performance may increase the likelihood that issuers of securities in which the Fund may invest will be unable to meet their obligations, that the values of securities in which the Fund invests will decline significantly, and that the liquidity of such securities will be impaired. In addition, the value of municipal bonds may also be affected by uncertainties involving the taxation of Municipal Bonds or the rights of municipal bond holders in the event of a bankruptcy.
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The Funds may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Funds also may sell municipal bonds due to changes in a Sub-adviser’s evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect a Fund’s ability to sell particular municipal bonds at quoted market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, municipal bonds rated below investment grade (i.e., high yield municipal bonds) may not be as liquid as higher-rated municipal bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a municipal bond and on the Fund’s ability to sell a municipal bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio.

Prices and yields on municipal bonds are dependent on a variety of factors, including general financial market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

The Funds may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds. In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

The perceived increased likelihood of default among issuers of municipal bonds may result in constrained liquidity, increased price volatility and credit downgrades of issuers of municipal bonds. Local and national market forces—such as declines in real estate prices and general business activity—may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain issuers of municipal bonds to repay their obligations. Certain issuers of municipal bonds have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal bonds to pay existing obligations. In addition, events have demonstrated that the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal bonds.  Adverse developments in the municipal bond market may negatively affect the value of all or a substantial portion of a fund’s holdings in municipal bonds.

Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal bonds in the same manner.
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From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. It can be expected that similar proposals may be introduced in the future. As a result of any such future legislation, the availability of such municipal bonds for investment by a Fund and the value of such municipal bonds held by the Fund may be affected. In addition, it is possible that events occurring after the date of a municipal bond’s issuance, or after a Fund’s acquisition of such obligation, may result in a determination that the interest paid on that obligation is taxable, in certain cases retroactively.

The Adviser or the Sub-advisers, as applicable, relies on the opinion of the issuer's counsel, which is rendered at the time the security is issued, to determine whether the security is fit, with respect to its validity and tax status, to be purchased by a Fund.  The Adviser, the Sub-advisers and the Funds do not guarantee this opinion is correct, and there is no assurance that the IRS will agree with such counsel's opinion.

U.S. and Foreign Government Obligations

The Funds may invest in U.S. Government obligations including Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association (“SLMA”).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

The Funds may invest in sovereign debt obligations of foreign countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. A government could default on its sovereign debt obligations. This risk of default is higher in emerging markets. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.
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Variable Rate Demand Notes

The Funds may purchase taxable or tax-exempt variable rate demand notes for short-term cash management or other investment purposes. Variable rate demand notes may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a variable demand note may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Floating Rate Securities

The Funds may purchase floating rate securities. A floating rate debt security has a rate of interest which is usually established as the sum of a base lending rate (e.g., the London Inter-Bank Offered Rate (LIBOR), the U.S. Prime Rate, the Prime Rate of a designated U.S. bank or the certificate of deposit rate) plus a specified margin. The interest rate on prime rate-based loans and securities floats periodically as the prime rate changes. The interest rate on LIBOR-based and CD-based loans and securities is reset periodically, typically at regular intervals ranging between 30 days and one year. Certain floating rate securities will permit the borrower to select an interest rate reset period of up to one year. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Inverse Floaters

The Funds may purchase inverse floaters. An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Inverse floaters are typically created by a broker depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. Because inverse floaters may be considered to be leveraged, including if their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate) the market prices of inverse floaters may be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. The returns on inverse floaters may be leveraged, increasing substantially the volatility and interest rate sensitivity.

Zero-Coupon and Payment-in-Kind Bonds

The Funds may invest in so-called zero-coupon bonds and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Funds are required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for a Fund to liquidate other investments in order to satisfy its distribution requirements under the Code.
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Risks of Investing in Fixed Income Securities

There are a number of risks generally associated with a Fund’s investments in fixed income securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of a Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

Taxes. The Funds may purchase fixed income securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by the Funds and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

Interest Rate Risk. All fixed income securities are subject to interest rate risk, the risk that the value of a security may fall when interest rates rise. If interest rates move steeply in a manner that is not anticipated by the Adviser or Sub-advisers, fixed income securities could be adversely affected and the Fund could lose money. In general, the market price of fixed income securities with longer maturities will be more greatly affected by changes in interest rates than will the market price of shorter-term fixed income securities.

Risks of Investing in Lower-Rated Debt Securities

The Funds may invest in securities deemed to be below investment grade (“lower-rated” or “junk bonds”). The Core Bond Fund may invest up to 5% of its assets (measured at the time of purchase) in securities deemed to be below investment grade (“lower-rated” or “junk bonds”). If securities held by the Core Bond Fund were investment grade at the time of purchase but are subsequently downgraded to below investment grade, causing the Core Bond Fund to hold more than 5% in non-investment grade securities, the Core Bond Fund is not required to sell non-investment grade securities; however, the Core Bond Fund is prohibited from making further purchases of non-investment grade securities. Similarly, if the market value of non-investment grade securities in the Core Bond Fund exceeds 5% of the Core Bond Fund’s total assets due to market fluctuation, the Core Bond Fund is not required to sell non-investment grade securities, although it is prohibited from making further purchases of non-investment grade securities.
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Sensitivity to Interest Rate and Economic Changes. The economy and interest rates affect lower-rated debt securities differently from other securities. For example, the prices of lower-rated bonds have often been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated bonds and the Fund’s asset values.

Payment Expectations. Lower-rated bonds present certain risks based on payment expectations. For example, lower-rated bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its lower-rated bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of lower-rated bonds, and this may impact a Sub-adviser’s ability to accurately value lower-rated bonds and a Fund’s assets and hinder a Fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated bonds, especially in a thinly traded market.

Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated bonds. However, credit ratings are not absolute measures of credit quality and do not reflect all potential market risks. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Sub-adviser must monitor the issuers of lower-rated bonds in a Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so the Fund can meet redemption requests. A Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Risks of Investing in Distressed Companies

From time to time, the Funds may purchase the direct indebtedness of various companies (“Indebtedness”) or participation interests in Indebtedness (“Participations”), including Indebtedness and Participations of reorganizing companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a Fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by a Fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor the Sub-advisers consider in purchasing a particular Indebtedness. Indebtedness which represents a specific Indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. A Fund may purchase loans from national and state chartered banks as well as foreign banks, and they normally invest in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.
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Participations represent fractional interests in a company’s Indebtedness. The financial institutions that typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank, which are known as “supranational organizations.” Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. Indebtedness and Participations may be illiquid as described below

Asset-Backed Securities (“ABS”) and Mortgage-Related and Mortgage-Backed Securities (“MBS”)

The Funds may purchase asset-backed, mortgage-related and MBS. MBS, including collateralized mortgage obligations (“CMOs”) and certain stripped MBS, represent a participation in, or are secured by, mortgage loans. ABS are structured like MBS, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, company receivables or other assets. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or MBS depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses, and the actual prepayment experience on the underlying assets. Each Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements. In general, the collateral supporting ABS is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the MBS. Consequently, early payment associated with MBS may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of MBS. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of MBS. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the expected rate of return.
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Adjustable rate mortgage securities (“ARMs”), like traditional MBS, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate MBS, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

The Funds may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and ABS are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and ABS may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

At times, some mortgage-backed and ABS will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other MBS. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.
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Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, MBS backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The risks associated with other ABS (including in particular the risks of issuer default and of early prepayment) are generally similar to those described for CMOs. In addition, because ABS generally do not have the benefit of a security interest in the underlying assets comparable to a mortgage, ABS present certain additional risks that are not present with MBS. The ability of an issuer of ABS to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

ABS may be collateralized by the fees earned by service providers. The values of ABS may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. For the purposes of each Fund’s concentration policy, ABS (a) do not represent interests in any particular “industry”; and (b) will be classified in a consistent manner deemed reasonable by the Fund.

Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”), and Other Collateralized Debt Obligations (“CDOs”). The Funds may invest in each of CBOs, CLOs, other CDOs, and other similarly structured securities. CBOs, CLOs, and CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a pool of high risk, below investment grade fixed income securities, such as high yield bonds, privately issued mortgage-related securities, commercial mortgage-related securities, trust preferred securities, or emerging market debt. A CLO is a trust typically backed by a pool of loans, which may include senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be below investment grade. Other CDOs are trusts backed by other types of assets. The assets backing a CBO, CLO, or CDO trust may be referred to as “the collateral.” CBOs, CLOs and other CDOs may charge management fees and administrative expenses. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. Senior tranches can often be rated investment grade. CBO, CLO or other CDO tranches can experience substantial losses due to defaults, deterioration of protecting tranches, market participants’ perception of credit risk, as well as aversion to these securities generally. The risks of an investment in a CBO, CLO or other CDO often depend on the collateral securities and the particular tranche in which the Fund invests. These securities are often privately offered and not registered under securities laws. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and credit risk), CBOs, CLOs and other CDOs carry additional risks including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the possibility that the quality of the collateral may decline in value or default, the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other tranches, as well as risks related to the complexity of the security and its structure.

Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which a Fund may hold or in which it may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by a Fund and could cause the Fund’s net asset value to decline, potentially significantly. Considerable uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution are impossible to predict.
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Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), or Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities. For more information on stripped mortgage securities, see “Stripped Mortgage Securities” below.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other MBS. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on tranches with more volatile cash flows are generally higher than prevailing market yields on MBS with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.
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CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the Mortgage Assets underlying a series of a CMO is applied first to make required payments of principal and interest on the securities or certificates issued by the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the Mortgage Assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the Mortgage Assets. The yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying Mortgage Assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. A Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.”

Government Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which the Funds may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of MBS evidence an interest in a specific pool of mortgages. These certificates are, in most cases, modified pass-through instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The Housing and Economic Recovery Act of 2008 (“HERA”) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (“FHLBs”) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac.
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In connection with the conservatorship, the U.S. Treasury, exercising powers granted to it under HERA, entered into a Senior Preferred Stock Purchase Agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the SPAs which included additional financial support for each GSE through the end of 2012 and changes to the limits on their retained mortgage portfolios. Although legislation has been enacted to support certain GSEs, including the FHLBs, Freddie Mac and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its MBS. The SPA is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations.

On August 17, 2012, the U.S. Treasury announced that it was again amending the SPA to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – Fannie Mae’s bailout is capped at $125 billion and Freddie Mac has a limit of $149 billion.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of HERA, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

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In the event of repudiation, the payments of interest to holders of Fannie Mae, or Freddie Mac MBS would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of MBS issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac MBS may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such MBS have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed security holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, and are subject to greater complexity and risk of loss.

Mortgage Assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial MBS than in a pool of assets backing residential MBS hence they may be more sensitive to the performance of fewer Mortgage Assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security.
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Stripped Mortgage Securities. Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities not issued by Federal Agencies will be treated by the Funds as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid. Stripped mortgage securities issued by Federal Agencies generally will be treated by the Funds as liquid securities under procedures adopted by the Funds and approved by the Board.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

A Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Mortgage Dollar Rolls. The Funds may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes.

Municipal Housing Revenue Bonds. A Fund may invest in municipal housing revenue bonds, which like mortgage-backed securities are secured by a pool of mortgages. Borrowers may default on the obligations that underlie investments in Municipal Housing Revenue bonds.  The resulting risk is that the impairment of the value of the collateral underlying a security in which a Fund invests may result in a reduction in the value of the security.  The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
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Forward Commitments. A Fund may enter into forward commitments, which are contracts to purchase mortgage securities for a fixed price at a future date beyond customary settlement time, if a Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if a Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (“TBA”) mortgage purchase commitments, the unit price and the estimated principal amount are established when a Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Additionally, a Fund will segregate or earmark liquid assets for these net obligations in an amount sufficient to cover its obligations. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Although the Funds will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if a Sub-Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments. A Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Inflation-Protected Securities

The Funds may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The Funds may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, a Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If a Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. A Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal and, therefore, subject the Fund to counterparty risk with respect to the issuer. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is calculated by the U.S. Treasury and is currently tied to the CPI-U. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. Government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.
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In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if a Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a RIC and to eliminate any fund-level income tax liability under the Code.

Options

The Funds may invest in options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

Purchasing Put and Call Options. When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

●	Allowing it to expire and losing its entire premium;
●	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
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●	Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options. When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, a Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted to write only “covered” options. At the time of selling a call option, a Fund may cover the option by owning, among other things:

●	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
●	A call option on the same security or index with the same or lesser exercise price;
●
A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

●	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
●	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the option by, among other things:

●	Entering into a short position in the underlying security;
●	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
●
Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

●	Maintaining the entire exercise price in liquid securities.

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Options on Securities Indices. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Credit Default Swaps. An option on a credit default swap (“CDS”) gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

Combined Positions. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Private Investments

Private Placement and Restricted Securities. The Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when a Sub-adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often restricted securities, i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of the Trust’s Valuation Committee will play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public, and in such event a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectuses forming a part of it, is materially inaccurate or misleading.
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Redeemable Securities. Certain securities held by the Funds may permit the issuer at its option to call or redeem its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Derivatives

Some of the instruments in which the Funds may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include futures contracts, forward contracts, swap agreements and similar instruments. The market value of derivative instruments and securities sometimes may be more volatile than those of other instruments and each type of derivative instrument may have its own special risks.

Some over-the-counter derivative instruments may expose a Fund to the credit risk of the counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, a Fund potentially could lose all or a large portion of its investment in the derivative instrument.

Investing for hedging purposes or to increase a Fund’s return may result in certain additional transaction costs that may reduce a Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency that is the subject of the hedge, or that a particular derivative position will be available when sought by the Sub-adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Use of derivatives and other forms of leverage by a Fund may require the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a Fund’s portfolio may be magnified when the Fund uses leverage. Certain derivatives may create a risk of loss greater than the amount invested.

Forward Contracts. The Funds may invest in forward contracts for speculative or hedging purposes. A forward contract involves a negotiated obligation to purchase or sell a specific asset at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Risks associated with forwards include: (i) there may be an imperfect correlation between the movement in prices of forward contracts and the securities underlying them; (ii) there may not be a liquid market for forwards; and (iii) forwards may be difficult to accurately value. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

The Funds may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed. Under definitions recently adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared. These changes are expected to reduce counterparty/credit risk as compared to bi-laterally negotiated contracts.
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Open positions in forwards will be covered by the segregation or “earmarking” of assets determined to be liquid, and are marked to market daily, if required by the 1940 Act.

Futures Contracts. The Funds may enter into futures contracts. There are special risks associated with entering into futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s other investments. There may be an imperfect correlation between the price movements of futures contracts and the price movements of the securities in which each Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. There is no assurance that a Fund will be able to enter into closing transactions.

The Funds may enter into futures contracts on other underlying assets or indexes, including physical commodities and indexes of physical commodities.

At any time prior to expiration of a futures contract, a Fund may seek to close the position by taking an opposite position which would typically operate to terminate the Fund’s position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that are equal to the market value of the futures contract.
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With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any, rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full market value of the futures contract.

Equity Index Futures Risk. An equity index future is a cash-settled futures contract on the value of a particular stock market index.

The use of equity index futures involves additional risks and transaction costs that could leave a Fund in a worse position than if it had not used these instruments. Equity index futures may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in equity index futures could have a meaningful impact on performance.

Currency Futures Contracts and Options. The Funds may invest in currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Funds will not use such contracts or options for leveraging purposes. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed a Fund’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.

Interest Rate or Financial Futures Contracts. The Funds may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

The sale of an interest rate or financial futures contract by a Fund would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, a Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.
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The Funds will deal only in standardized contracts on recognized exchanges. The exchange typically guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest rate futures contracts may be traded in an auction environment on the floor of an exchange, such as the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes, GNMA modified pass-through MBS, three-month United States Treasury bills, and 90-day commercial paper. The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest rate futures contracts are traded on various international exchanges. Engaging in futures contracts on international exchanges may involve additional risks, including varying regulatory standards and supervision, fewer laws to protect investors, greater counterparty risk, greater transaction costs, greater volatility, and less liquidity, which could make it difficult for the Fund to transact.

Structured Notes. The Funds may invest in structured notes.  Structured notes are securities on which the amount of principal repayment and interest payment is based on the movement of one or more specified factors.  These factors may equity indexes, a single equity security, a basket of equity securities, interest rates, referenced bonds, commodities, or foreign currencies.  Some of the factors may correlate to the total rate of return on one or more underlying instruments of the notes. The value of structured notes can be significantly affected by changes in interest rates and security-specific factors.  Structured notes can also be less liquid than other types of securities and more volatile than the reference factor(s) underlying the note.  If the issuer of the note defaults, a Fund may lose money if it is not able to readily close out its investment in such notes without incurring losses.  Investing in structured notes can involve counterparty risk, credit risk, interest rate risk, and market risk.

Interest Rate and Total Return Swap Agreements. The Funds may purchase interest rate swaps. The Funds may use interest rate swaps to increase or decrease exposure to a particular interest rate or rates, which may result in the Funds experiencing a gain or loss depending on whether the interest rates increased or decreased during the term of the agreement. For temporary, defensive purposes only, the Funds may also engage in total return swaps, in which payments made by a Fund or a counterparty are based on the total return of a particular reference asset or assets (such as a fixed-income security, a combination of securities, or an index). The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated. Also, because, in some cases, swap transactions involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to a Fund.
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The Funds may enter into swap agreements that would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid.

Credit Default Swaps. The Funds may purchase credit default swaps. A credit default swap is an agreement between a Fund and a counterparty that enables a Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, a Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments, and would have no payment obligations to the counterparty. The Funds may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

A Fund may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund. The purchase of credit default swaps involves costs, which will reduce a Fund’s return.

Credit default swaps involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When a Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

A protection buyer may lose its investment and recover nothing should an event of default not occur. A Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.
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The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap may be required to post collateral to each other. If a Fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if a Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. A Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, a Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, a Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” seeks to ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. However, such segregation or “earmarking” will not limit a Fund’s exposure to loss.

The CFTC regulates the trading of commodity interests, including commodity futures contracts, options on commodity futures, and swaps (which includes cash-settled currency forwards and swaps). A Fund that invests in commodity interests is subject to certain CFTC regulatory requirements, including certain limits on its trading of commodity interests to qualify for certain exclusions or exemptions from registration requirements. The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), pursuant to CFTC Rule 4.5, with respect to each Fund’s operation. Therefore, the Funds and the Adviser are not subject to regulation as a commodity pool or CPO under the CEA and the Adviser is not subject to registration as a CPO. If a Fund were no longer able to claim the exclusion, the Adviser may be required to register as a CPO and the Fund and the Adviser would be subject to regulation as a commodity pool or CPO under the CEA. If a Fund or the Adviser is subject to CFTC regulation, it may incur additional expenses.

Repurchase Agreements

The Funds may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security itself. The Funds will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Funds may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities, including such repurchase agreements.

It is not clear whether a court would consider the security acquired by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before its repurchase under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes the transaction as a loan, and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser or Sub-Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the security.
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Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, each Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 102% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully, as such term is defined in the 1940 Act and the Rules thereunder.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A Fund typically will segregate or “earmark” assets determined to be liquid, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by a Fund which it is obligated to repurchase. With respect to reverse repurchase agreements in which banks are counterparties, a Fund may treat such transactions as bank borrowings, which would be subject to a Fund’s limitations on borrowings.

Other Investment Risks

The following risk considerations relate to investment practices undertaken by the Funds. Generally, since shares of each Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of a Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in the Funds could go down as well as up. You can lose money by investing in a Fund. There is no guarantee of successful performance, that a Fund’s objective can be achieved or that an investment in a Fund will achieve a positive return. An investment in a Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program. Prospective investors should consider the following risks.

Market Risks

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.
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Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

Recent Regulatory Events.

Legal, tax and regulatory changes could occur that may adversely affect the Funds and their ability to pursue their investment strategies and/or increase the costs of implementing such strategies. Government regulation may change the manner in which the Funds are regulated or affect the Funds’ expenses and/or the value of the Funds’ investments. Government regulation may change frequently and may have significant adverse consequences for the Funds or their investments. The SEC has promulgated rules that could have significant effects on the Funds, including a comprehensive package of rule reforms effective in 2018 that seek to enhance liquidity risk management.  The SEC has also proposed rules that would limit the use of derivatives by open-end funds.

Multi-Manager and Multi-Style Management Risk

Fund performance is dependent upon the success of the Adviser and the Sub-advisers in implementing the Funds’ investment strategies in pursuit of their goals. To a significant extent, the Funds’ performance will depend of the success of the Adviser’s methodology in allocating the Funds’ assets to Sub-advisers and the selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Funds. There can be no assurance that the Adviser or Sub-advisers will be successful in this regard.

In addition, because portions of a Fund’s assets are managed by different Sub-advisers using different styles/strategies, a Fund could experience overlapping security transactions. Certain Sub-advisers may be purchasing securities at the same time that other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style. The Adviser’s and the Sub-advisers’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that the Adviser’s or a Sub-adviser’s judgment will produce the desired results. In addition, a Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case a Fund’s value may be adversely affected.

Special Risks of Transactions in Futures Contracts

Financial futures contracts entail risks. If the Adviser’s or Sub-adviser’s judgment about the general direction of interest rates or markets is wrong, a Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.
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Hedging risks. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge. The Sub-advisers will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and indexes the movements of which will, in the Sub-advisers’ judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts by a Fund for hedging purposes is also subject to the Sub-adviser’s ability to predict correctly movements in the direction of the market. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by a Sub-adviser still may not result in a successful hedging transaction over a very short time period.

Other Risks. The Funds will incur brokerage fees in connection with futures transactions. In addition, while futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of futures trading in light of market volatility. Among the actions that have been taken or are proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which a Fund invests. Subject to certain limitations, a Fund may enter into futures contracts on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by a Fund resulting from interest rate or market fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

The Funds may purchase or sell interest rate futures for the purpose of hedging some or all of the value of their portfolio securities against changes in prevailing interest rates or to manage their duration or effective maturity. If a Sub-adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, a Fund may sell futures contracts. If declining interest rates are anticipated, a Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.
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Temporary Defensive Investments

The Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, during such period, 100% of a Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser and/or the Adviser judges that market conditions make pursuing a Fund’s investment strategies inconsistent with the best interests of its shareholders. A Sub-adviser and/or the Adviser then may temporarily use these alternative strategies that are mainly designed to limit a Fund’s losses or to create liquidity in anticipation of redemptions. When a Fund takes temporary defensive positions, it may not achieve its investment objective.

Cybersecurity Risk

The Funds and their service providers may be susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems to misappropriate assets or sensitive information, corrupt data, or otherwise disrupt operations. Cyber incidents affecting the Adviser, a Sub-adviser, or other service providers (including, but not limited to, fund accountants, fund administrators, custodians, transfer agents, and financial intermediaries) have the ability to disrupt and impact business operations, potentially resulting in financial losses, by interfering with the Funds’ ability to calculate their NAV, preventing or slowing trades, stopping shareholders from making transactions, potentially subjecting the Funds or the Adviser to regulatory fines and penalties, and creating additional compliance costs. Similar types of cyber security risks are also present for issuers or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investments in such companies to lose value. While the Funds’ service providers have established business continuity plans in the event of such cyber incidents, there are inherent limitations in such plans and systems. Additionally, the Funds cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders.

INVESTMENT RESTRICTIONS

The Funds have adopted the following policies as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Funds. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Fundamental Policies

The investment policies below have been adopted as fundamental policies for the Funds.

1.
Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom; as such statute, rules or regulations may be amended or interpreted from time to time.

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2.
Each Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom; as such statute, rules or regulations may be amended or interpreted from time to time.

3.
No Fund may issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.
No Fund may concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Funds may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

5.
Each Fund may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.
Each Fund may purchase securities of an issuer, except if such purchase is inconsistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7.
Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition, the Municipal Bond Fund shall:

1.
Under normal market conditions, invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in municipal securities of any maturity or duration whose interest is exempt from federal income tax.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

BORROWING. The 1940 Act restricts an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a Fund’s investment restriction.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of a Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC guidance.
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DIVERSIFICATION. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by a Fund. For purposes of each Fund’s diversification policy, the identification of the issuer of a security may be determined in any reasonable manner, consistent with SEC guidance.

LENDING. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

COMMODITIES AND REAL ESTATE. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities or real estate, but does require that every investment company have the fundamental investment policy governing such investments. Each Fund has adopted a fundamental policy that would permit direct investment in commodities and real estate. However, each Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed by vote of the Board.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

UNDERWRITING. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Non-Fundamental Policies

The Funds observe the following policies, which are not deemed fundamental and which may be changed by the Board without shareholder vote.

1.
Each Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets), provided that investment strategies that either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation.

2.
Each Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (including the loan collateral) would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

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3.	Each Fund may not purchase an investment if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities.

4.
Each Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Funds from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

5.
Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

In addition:

1.
Under normal circumstances, the Core Bond Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income securities and other instruments, such as derivatives and certain investment companies, with economic characteristics similar to fixed income securities.

2.
Under normal circumstances, the Core Plus Bond Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income securities of any maturity or duration and other instruments, such as derivatives, with economic characteristics similar to fixed income securities, and certain investment companies that seek to track the performance of fixed income securities.

3.
Under normal circumstances, the Large Cap Growth Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies that seek to track the performance of securities of large capitalization companies.

4.
Under normal circumstances, the Large Cap Value Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies, that seek to track the performance of securities of large capitalization companies.

5.
Under normal circumstances, the Small/Mid Cap Growth Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid-capitalization companies and other instruments, such as certain investment companies, that seek to track the performance of securities of small and mid-capitalization companies.

6.
Under normal circumstances, the Small/Mid Cap Value Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid-capitalization companies and other instruments, such as certain investment companies, that seek to track the performance of securities of small and mid-capitalization companies.

7.
Under normal circumstances, the International Equity Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities and other instruments, such as derivative instruments, with economic characteristics similar to equity securities, and certain investment companies that seek to track the performance of equity securities.

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Except with respect to borrowing, if a percentage restriction set forth in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction. A Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Funds (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Funds may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Funds and a possible increase in short-term capital gains or losses. The Funds’ annual portfolio turnover rates for the last five years will be included in the “Financial Highlights” section of the Funds’ prospectus.

The following table sets forth the portfolio turnover rates of Funds as of the two most recently completed fiscal years ended June 30, 2016 and June 30, 2017.

	Fiscal Year Ended June 30, 2017	Fiscal Year Ended June 30, 2016
Core Bond Fund	232%	238%
Core Plus Bond Fund	198%	197%(1)
Municipal Bond Fund	23%	21%(2)
Large Cap Growth Fund	44%	45%
Large Cap Value Fund	23%	33%
Small/Mid Cap Growth Fund	27%	49%
Small/Mid Cap Value Fund	48%	49%
International Equity Fund	22%	18%(3)

(1)	For the fiscal period from July 13, 2015 (Fund Inception) to June 30, 2016.
(2)	For the fiscal period from September 14, 2015 (Fund Inception) to June 30, 2016.
(3)	For the fiscal period from July 6, 2015 (Fund Inception) to June 30, 2016.

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Funds, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of the holdings of the Funds. The policy was developed in consultation with the Adviser and has been adopted by the Adviser. Information about a Fund’s holdings will not be distributed to any third party except in accordance with this policy. The Board considered the circumstances under which a Fund’s holdings may be disclosed under this policy and the actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Adviser, the principal underwriter or any other affiliated person of the Fund. After due consideration, the Board determined that, when approved by the Trust's CCO, the Funds have a legitimate business purpose for disclosing holdings to persons described in the policy, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, or custody of the Funds. Pursuant to the policy, the Trust’s CCO is authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.
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The Board exercises continuing oversight of the disclosure of the Funds’ holdings by (1) overseeing the implementation and enforcement of the portfolio holding disclosure policy, Codes of Ethics and other relevant policies of the Funds and their service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to this policy. The Board reserves the right to amend the policy at any time without prior notice in its sole discretion.

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semiannual Report to shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at sec.gov. The Funds may provide complete portfolio holdings at the same time reports are filed with the SEC.

In the event of a conflict between the interests of the Funds and the interests of the Adviser or an affiliated person of the Adviser, the Adviser’s CCO, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO, the Trust’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: the Adviser, the Sub-advisers, the fund administrator (“Administrator”), the fund accountant, the custodian (the “Custodian”), the transfer agent (the “Transfer Agent”), pricing vendors, proxy voting service providers, auditors, counsel to the Funds or the Trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities), and regulatory authorities.

Holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the policy, when a Fund has a legitimate business purpose and when the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information. The Funds may disclose portfolio holdings to transition managers, provided that the relevant Fund or the Adviser has entered into a non-disclosure or confidentiality agreement with the transition manager.

In no event shall the Adviser, its affiliates or employees, the Funds, or any other party in connection with any arrangement receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ holdings.

There can be no assurance that the policy and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

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From time to time, the Adviser may make additional disclosure of the Funds’ portfolio holdings on the Funds’ website. Shareholders can access the Funds’ website at www.bridgebuildermutualfunds.com for additional information about the Funds, including, without limitation, the periodic disclosure of its portfolio holdings.

The Funds may also disclose certain commentary and analytical, statistical, performance or similar information relating to the Funds or their portfolio holdings if certain conditions are met. The information must be for legitimate business purposes and must be deemed to be non-material non-public information based on a good faith review of the particular facts and circumstances. Examples of such non-material non-public information may include, but are not limited to, the following types of information: allocation of a Fund’s portfolio securities and other investments among various asset classes, sectors, industries, market capitalizations, countries and regions; the characteristics of the stock or fixed income components and other investments of a Fund; the attribution of a Fund’s returns by asset class, sector, industry, market capitalization, country and region; certain volatility characteristics of a Fund; certain valuation metrics of a Fund (such as average price to earnings ratio and average earnings growth); and maturity and credit quality statistics for a Fund’s fixed income holdings. From time to time, the Adviser may make these additional disclosures on the Funds’ website. Shareholders can access the Funds’ website at www.bridgebuildermutualfunds.com.

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series, including the Funds. The current Trustees and officers of the Trust, their dates of birth, position with the Trust, term of office with the Trust and length of time served, and their principal occupation and other directorships for the past five years are set forth below.

Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust(1)
Jean E. Carter (Born: 1957) 12555 Manchester Road St. Louis, MO 63131	Lead Independent Trustee	Indefinite Term; Since Inception	Retired; Director of Investment Management Group for Russell Investment Group (1982-2005).	9	Chair, Brandes U.S. registered mutual funds (nine funds).
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Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Janice L. Innis-Thompson (Born: 1966) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Chief Compliance & Ethics Officer, Samsung Electronics America (since 2017); Senior Vice President, Chief Compliance & Ethics Officer, TIAA-CREF (2006-2016).	9	None.
Michelle M. Keeley (Born: 1964) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since August 2015	Retired; Executive Vice President, Ameriprise Financial Services, Inc. (2002-2010).	9	Independent Director, Federal Home Loan Bank of Des Moines; Inside Director, Ameriprise Bank, FSB.
William N. Scheffel (Born: 1953) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Retired; Executive Vice President, Chief Financial Officer and Treasurer, Centene Corporation (healthcare services) (2003-2016).	9	None.
John M. Tesoro (Born: 1952) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Retired; Partner, KPMG LLP (2002-2012).	9	Audit Committee Chair; Teton Advisors, Inc. (registered investment adviser). Trustee, BBH Trust (six funds).
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Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Interested Trustees of the Trust(2)
William H. Broderick III (Born: 1952) 12555 Manchester Road St. Louis, MO 63131	Chairman and Trustee	Indefinite Term; Since Inception	Retired (since 2017; 2013–2015); Chief Executive Officer, Victory Wireline, LLC (2015–2017); Principal, Investment Advisory, Edward Jones and General Partner, The Jones Financial Companies, LLLP (1986-2012).	9	None.
William E. Fiala (Born: 1967) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Principal, Edward Jones and General Partner, The Jones Financial Companies, LLLP (1994 - Present).	9	None.
Officers of the Trust
Ryan T. Robson (Born: 1978) 12555 Manchester Road St. Louis, MO 63131	President	Indefinite Term; Since July 1, 2016	Principal, Client Strategies Group, Edward Jones (since 2013); Director, PricewaterhouseCoopers LLP (2010-2013).	N/A	N/A
Aaron J. Masek (Born: 1974) 12555 Manchester Road St. Louis, MO 63131	Treasurer	Indefinite Term; Since July 1, 2016	Director, Finance, Edward Jones (since 2015); Vice President and Treasurer, AQR Funds (2010-2015).	N/A	N/A
Alan J. Herzog (Born: 1973) 12555 Manchester Road St. Louis, MO 63131	Chief Compliance Officer and Vice President	Indefinite Term; Since Jan. 1, 2015	Principal, Compliance, Edward Jones (since 2013), Senior Counsel, Wells Fargo Advisors (2008-2013).	N/A	N/A
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Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Julius A. Drelick, III (Born: 1966) 12555 Manchester Road St. Louis, Mo 63131	Vice President	Indefinite Term; Since May 24, 2017
Director of Fund Administration and Strategic Projects, Edward Jones (since 2016); Senior Vice President and Chief Compliance Officer, Voya Investment Management, LLC (2013-2016); Vice President, Head of Mutual Fund Product Development and Strategic Planning, Voya Investment Management, LLC (2007-2013).
				N/A	N/A
Helge K. Lee (Born: 1946) 12555 Manchester Road St. Louis, MO 63131	Secretary	Indefinite Term; Since July 1, 2016	Associate General Counsel, Edward Jones (since 2014); Special Counsel, Godfrey & Kahn (2005-2014).	N/A	N/A
Rebecca A. Paulzine (Born: 1979) 12555 Manchester Road St. Louis, MO 63131	Assistant Secretary	Indefinite Term; Since November 10, 2016	Associate General Counsel, Edward Jones (since 2015); Compliance Counsel, Edward Jones (2014-2015); Senior Counsel, Thrivent Financial for Lutherans (2010-2014).	N/A	N/A

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
Mr. Broderick and Mr. Fiala are “interested persons” of the Trust as defined by the 1940 Act by virtue of the fact that they are affiliated persons of the Adviser’s parent company, The Jones Financial Companies, L.L.L.P.

(3)
The “Fund Complex” is comprised of each Fund offered by the Trust, one of which is offered in a separate SAI, and the Edward Jones Money Market Fund. No Trustee oversees, nor receives compensation from, the Edward Jones Money Market Fund, which is advised by Passport Research, Ltd., an affiliate of the Adviser.

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Additional Information Concerning the Board of Trustees

The Role of the Board. The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, each of the Sub-advisers, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of which is discussed in greater detail in this SAI. The Board has appointed various senior employees of the Adviser as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters.

In addition, the Adviser provides regular reports on the investment strategy and performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal Board Meetings which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal Board Meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership. The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established two standing committees, a Governance and Nominating Committee and an Audit Committee (which also serves as the Qualified Legal Compliance Committee (“QLCC”)), which are discussed in greater detail below. At least a majority of the Board is comprised of Trustees who are Independent Trustees, which generally are Trustees who are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Chairman of the Board is an Interested Trustee. The Board has determined not to combine the Chairman position and the principal executive officer position and has appointed a senior employee of the Adviser as the President of the Trust. The Board reviews its structure and the structure of its committees annually. The Board has determined that the structure of the Interested Chairman, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Jean E. Carter, an Independent Trustee, serves as the Lead Independent Trustee of the Trust. In her role as Lead Independent Trustee, Ms. Carter, among other things: (i) presides over board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the Independent Trustees and management, and among the Independent Trustees; and (v) has such other responsibilities as the Board or Independent Trustees determine from time to time.

Janice Innis-Thompson, an Independent Trustee, serves as Chair of the Governance and Nominating Committee of the Trust. The Governance and Nominating Committee is comprised of all the Independent Trustees. As set forth in its charter, the Governance and Nominating Committee assists the Board in fulfilling its governance-related responsibilities, including making recommendations regarding the Board’s size, composition, leadership structure, committees, compensation, retirement and self-assessment, among other things. The Governance and Nominating Committee makes recommendations regarding nominations for Independent Trustees and will consider candidates suggested by shareholders sent to the attention of the President of the Trust in writing together with the appropriate biographical information concerning each such proposed candidate. Such submissions by shareholders must comply with the notice provisions set forth in the Trust’s By-Laws. In general, to be considered by the Governance and Nominating Committee, such nominations, together with all required biographical information, any information required to be disclosed about a candidate in a Trust proxy statement or other regulatory filing for the election of Trustees, and any other information requested by the Governance and Nominating Committee that it deems reasonable to its evaluation of the candidate, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days prior to the shareholder meeting at which any such nominee would be voted on. Submission of a Trustee candidate recommendation by a shareholder does not guarantee such candidate will be nominated as a Trustee. The Governance and Nominating Committee met twice during the fiscal period ended June 30, 2017.

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The Governance and Nominating Committee will identify and screen Independent Trustee candidates for nomination and appointment to the Board and submit final recommendations to the full Board for approval. In doing so, the Governance and Nominating Committee shall take into account such factors as it considers relevant, including without limitation, educational background, strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint, industry knowledge, experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business and understanding of business and financial matters generally. No one factor is controlling, either with respect to the group or any individual. In addition to the above, each candidate must: (i) display the highest personal and professional ethics, integrity and values; (ii) have the ability to exercise sound business judgment; (iii) be highly accomplished in his or her respective field; (iv) have relevant expertise and experience; (v) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (vi) have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Trust’s business.

John Tesoro, an independent Trustee, serves as Chair of the Audit Committee of the Trust. The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee meets twice a year or more frequently as circumstances dictate. The function of the Audit Committee, with respect to each series of the Trust, is to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Trust, including by providing independent and objective oversight over the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accounting firm retained by the Trust (the “independent auditors”). The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Trust management and the Board. As part of the Audit Committee, the function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. The Audit Committee met twice during the fiscal period ended June 30, 2017.

The Board has delegated day-to-day valuation issues to a Valuation Committee. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, acting pursuant to the procedures approved by the Board, and the actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation Committee typically meets on a monthly basis and more frequently as necessary.

Board Oversight of Risk Management. As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets quarterly, and otherwise as needed, with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Adviser as to investment risks of the Funds. In addition to these reports, from time to time the Board receives reports from the Administrator and the Adviser as to enterprise risk management.

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The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for a Fund to bear certain risks (such as investment-related risks) to achieve the Fund’s goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Information about Each of the Trustee’s Qualifications, Experience, Attributes or Skills. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience.

Mr. Broderick has significant financial services and mutual fund experience as a Principal for 27 years at Edward Jones and as Lead Principal of the Investment Advisory Department, where he led the design, development and launch of Edward Jones Advisory Solutions®, the exclusive program through which investors may invest in the Funds. Other relevant experience at Edward Jones includes investment research, trading and investment banking.

Mr. Fiala has significant financial services and mutual fund experience as a Principal of Edward Jones where he has served as Director of Portfolio Solutions and Director of Research. He also served as Co-Chair of Edward Jones’ Investment Policy Committee for eight years and holds a CFA designation.

Ms. Carter has significant investment advisory experience as a senior executive of Russell Investment Group, serving as a managing director, member of the corporate operating committee and a member of the investment management group’s fund strategy committee. She joined Russell Investment Group in 1982. She has also served as Chair of an investment company trust consisting of nine fund series. These positions over the course of 23 years involved oversight of over 140 funds and the development of a mutual fund business joint venture.

Ms. Innis-Thompson is an attorney with significant legal and securities compliance experience in both the public and private sectors. Since 2017, she has served as the Chief Compliance and Ethics Officer of Samsung Electronics America.  Previously, she served as a Senior Vice President and Chief Compliance and Ethics Officer at TIAA-CREF and as Chief Compliance Counsel at two large public companies.

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Ms. Keeley has significant financial services and mutual fund experience as an executive vice president for Ameriprise Financial Services, Inc. where she was responsible for managerial oversight for fixed income portfolio management, research and trading as well as the value and mid-cap growth equity portfolio management and research teams.  As an Executive Vice President at Ameriprise, Ms. Keeley also served on the Balance Sheet Management Committee and Capital Markets Committee. She has over 20 years of experience in the mutual fund industry.  Ms. Keeley also has experience as a director on several corporate and non-profit boards, including currently serving as a director of the Federal Home Loan Bank of Des Moines. She has served as both Vice Chair of Finance and Vice Chair of Human Resources on that Board.

Mr. Scheffel has significant corporate and accounting experience, formerly serving as Executive Vice President, Chief Financial Officer, and Treasurer at a Fortune 500 managed care company. In these roles, he was responsible for SEC-reporting and various financial, tax, and treasury functions. Previously, he worked in public accounting for 28 years and served as Audit Partner for over 15 years at two Big Five (now Four) accounting firms. Mr. Scheffel has been determined to qualify as an Audit Committee Financial Expert for the Trust. The Board believes Mr. Scheffel’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities as Audit Committee Financial Expert for the Trust.

Mr. Tesoro has extensive experience in internal control and risk assessments, including compliance issues related to the Investment Company and Investment Advisers Acts of 1940. He worked in public accounting for 38 years, primarily auditing mutual funds and registered investment advisers. From 1995-2002, he was the Partner-in-Charge of Arthur Andersen LLP’s US Investment Management Industry Program. Mr. Tesoro joined KPMG LLP in 2002 as a partner and continued to work with numerous financial institutions. Mr. Tesoro serves as a Director and Audit Committee Chair for Teton Advisors, Inc. (investment adviser to mutual funds and separate institutional accounts), and Siena Capital Finance, LLC and is on the Board of Catholic Charities, Diocese of Trenton, New Jersey. Mr. Tesoro also serves on the Board of Trustees for the BBH Trust (a mutual fund complex). Mr. Tesoro has been determined to qualify as an Audit Committee Financial Expert for the Trust. The Board believes Mr. Tesoro’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities as Audit Committee Financial Expert for the Trust.
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Trustee Ownership of Portfolio Shares

The following table provides information, as of December 31, 2016, regarding the dollar range of beneficial ownership by each Trustee in each series of the Trust. Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

	Core Bond Fund	Core Plus Bond Fund	Municipal Bond Fund	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund	Aggregate Ownership in the Family of Investment Companies (1)
Jean E. Carter	None	None	None	None	None	None	None	None	None
Janice L. Innis-Thompson	None	$1-10,000	None	None	None	$1-$10,000	$1-$10,000	None	$1-$10,000
Michelle M. Keeley	None	None	None	$10,001-$50,000	$10,001-$50,000	None	None	None	$10,001-$50,000
William N. Scheffel	$10,001-$50,000	None	None	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	None	$50,001-$100,000
John M. Tesoro	$50,000-$100,000	None	None	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$1-$10,000	Over $100,000
William H. Broderick, III	$50,000-$100,000	$1-$10,000	None	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	None	Over $100,000
William E. Fiala	Over $100,000	None	None	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
(1)	The family of investment companies includes all series of the Bridge Builder Trust, one of which is offered by a separate SAI.

Compensation

Independent Trustees each receive an annual retainer and fees for Board meeting attendance. In addition, each Committee Chair and Lead Independent Trustee receives an additional annual retainer. This compensation will be allocated among the various series comprising the Trust based on the net assets of each series. Independent Trustees receive additional fees from the applicable series for any special meetings at rates assessed by the Trustees depending on whether in-person attendance is required. All Trustees are reimbursed for expenses in connection with each board meeting attended, which reimbursement is allocated among applicable series of the Trust. The Trust has no pension or retirement plan. Set forth below is the rate of compensation earned by the following Independent Trustees for the fiscal year ending June 30, 2017.

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Name of Person/Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(2) Paid to Trustees
Jean E. Carter, Independent Trustee	$138,250	N/A	N/A	$138,250
Janice L. Innis-Thompson, Independent Trustee	$138,250	N/A	N/A	$138,250
Michelle M. Keeley, Independent Trustee	$133,250	N/A	N/A	$133,250
William N. Scheffel, Independent Trustee	$133,250	N/A	N/A	$133,250
John M. Tesoro, Independent Trustee	$138,250	N/A	N/A	$138,250
William H. Broderick III, Interested Trustee(1)	None	N/A	N/A	None
William E. Fiala, Interested Trustee(1)	None	N/A	N/A	None

(1)	The Interested Trustees do not receive compensation from the Trust for their service as Trustees.
(2)
The “Fund Complex” is comprised of each Fund offered by the Trust, one of which is offered in a separate SAI, and the Edward Jones Money Market Fund. No Trustee oversees, nor receives compensation from, the Edward Jones Money Market Fund, which is advised by Passport Research, Ltd., an affiliate of the Adviser.

Code of Ethics

The Trust, the Adviser, the Sub-advisers, and the principal underwriter have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser, the Sub-advisers and the principal underwriter to invest in securities that may be purchased or held by the Funds.

PROXY VOTING POLICIES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser, which, in turn, has delegated such responsibility to the Sub-advisers. Each Sub-adviser will vote such proxies in accordance with its proxy policies and procedures, which are included as Appendix B to this SAI. Information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be obtained (1) without charge, upon request, by calling 1-855-823-3611 and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS and PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shares.

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As of September 30, 2017, the Trustees and officers as a group owned less than 1% of each Fund’s outstanding shares. As of September 30, 2017, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Bridge Builder Core Bond Fund
Name and Address	% Ownership	Type of Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	99.99%	Record

Bridge Builder Core Plus Bond Fund
Name and Address	% Ownership	Type of Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	99.99%	Record

Bridge Builder Municipal Bond Fund
Name and Address	% Ownership	Type of Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	100.00%	Record

Bridge Builder Large Cap Growth Fund
Name and Address	% Ownership	Type of Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	99.99%	Record

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Bridge Builder Large Cap Value Fund
Name and Address	% Ownership	Type of Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	99.99%	Record

Bridge Builder Small/Mid Cap Growth Fund
Name and Address	% Ownership	Type of Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	99.99%	Record

Bridge Builder Small/Mid Cap Value Fund
Name and Address	% Ownership	Type of Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	99.99%	Record

Bridge Builder International Equity Fund
Name and Address	% Ownership	Type of Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	99.99%	Record

THE FUNDS’ INVESTMENT TEAMS

Olive Street Investment Advisers, LLC (the “Adviser”), 12555 Manchester Road, St. Louis, MO 63131, acts as investment adviser to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. The Jones Financial Companies, L.L.L.P. controls the Adviser. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Funds’ investments.

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The Adviser shall (i) provide the Trust through investment Sub-advisers with such investment research, advice and supervision as the Trust may from time to time consider necessary for the proper management of the assets of the Funds, (ii) furnish continuously an investment program for the Funds, and (iii) determine from time to time which securities or other investments shall be purchased, sold or exchanged for the Funds, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments.

In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive an investment management fee from the Funds as follows:

Fund	Annual Management Fee (calculated daily and paid monthly)

Bridge Builder Core Bond Fund	0.32%
Bridge Builder Core Plus Bond Fund	0.36%
Bridge Builder Municipal Bond Fund	0.36%
Bridge Builder Large Cap Growth Fund	0.44%
Bridge Builder Large Cap Value Fund	0.44%
Bridge Builder Small/Mid Cap Growth Fund	0.64%
Bridge Builder Small/Mid Cap Value Fund	0.64%
Bridge Builder International Equity Fund	0.60%

With respect to each Fund, the Adviser has contractually agreed to waive its management fees through at least October 28, 2018, to the extent management fees to be paid to the Adviser exceed the aggregate management fees payable by a Fund to the Fund’s Sub-advisers.

After its initial two year term, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Funds), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

Pursuant to an operating expense limitation agreement between the Adviser and the Funds, the Adviser has contractually agreed to waive its fees and/or reimburse Fund expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes and extraordinary or non-routine expenses) to the extent necessary to limit a Fund’s total annual fund operating expenses after fee waivers and/or expense reimbursements to the amount shown below (“Expense Cap”):

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Fund	Expense Cap (as a percentage of average daily net assets)
Bridge Builder Core Bond Fund	0.48%
Bridge Builder Core Plus Bond Fund	0.42%
Bridge Builder Municipal Bond Fund	0.48%
Bridge Builder Large Cap Growth Fund	0.51%
Bridge Builder Large Cap Value Fund	0.51%
Bridge Builder Small/Mid Cap Growth Fund	0.73%
Bridge Builder Small/Mid Cap Value Fund	0.73%
Bridge Builder International Equity Fund	0.67%

Any payment of expenses made by the Adviser is subject to reimbursement by a Fund if requested by the Adviser.  This reimbursement may be requested by the Adviser if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account any reimbursements) does not exceed the Expense Cap.  The Adviser is permitted to be reimbursed for expense payments it made in the prior three fiscal years.  Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of expenses.

Under the Advisory Agreement, for the purposes of compensation payable to each Sub-adviser, each Fund will be deemed to have paid the Adviser, and the Adviser will be deemed to have received an amount, equal to any advisory fee payment made by a Fund directly to a Sub-adviser under a Sub-advisory Agreement. For the fiscal years ended June 30, 2015, 2016, and 2017, the management fees payable by the Funds, the amounts waived by the Adviser, the net fees paid to the Adviser, the advisory fees paid to the Funds' Sub-advisers and the advisory fees retained by the Adviser were as follows:

		2015	2016	2017
Core Bond Fund	Fees Accrued	$25,071,158	$31,918,561	$36,524,537
	Fees Waived	$15,866,563	$20,204,042	$23,148,248
	Net Advisory Fee Paid	$9,204,595	$11,714,519	$13,376,289
	Advisory Fees Paid to Sub-advisers	$9,204,595	$11,714,519	$13,376,289
	Advisory Fees Retained by Adviser	$0	$0	$0
Core Plus Bond Fund(1)	Fees Accrued	N/A	$7,883,204	$19,084,324
	Fees Waived	N/A	$4,400,450	$11,580,478
	Net Advisory Fee Paid	N/A	$3,482,754	$7,503,846
	Advisory Fees Paid to Sub-advisers	N/A	$3,482,754	$7,503,846
	Advisory Fees Retained by Adviser	N/A	$0	$0
Municipal Bond Fund(2)	Fees Accrued	N/A	$3,915,563	$7,936,312
	Fees Waived	N/A	$1,960,256	$4,186,171
	Net Advisory Fee Paid	N/A	$1,955,307	$3,750,141
	Advisory Fees Paid to Sub-advisers	N/A	$1,955,307	$3,750,141
	Advisory Fees Retained by Adviser	N/A	$0	$0
Large Cap Growth Fund(3)	Fees Accrued	$1,519,335	$11,141,505	$13,808,551
	Fees Waived	$594,283	$4,640,481	$6,208,575
	Net Advisory Fee Paid	$925,052	$6,501,024	$7,599,976
	Advisory Fees Paid to Sub-advisers	$925,052	$6,501,024	$7,599,976
	Advisory Fees Retained by Adviser	$0	$0	$0
Large Cap Value Fund(3)	Fees Accrued	$1,253,220	$9,620,817	$15,797,614
	Fees Waived	$433,586	$3,393,917	$6,192,732
	Net Advisory Fee Paid	$819,634	$6,226,900	$9,604,882
	Advisory Fees Paid to Sub-advisers	$819,634	$6,226,900	$9,604,882
	Advisory Fees Retained by Adviser	$0	$0	$0
Small/Mid Cap Growth Fund(3)	Fees Accrued	$1,189,530	$8,962,585	$12,870,051
	Fees Waived	$520,853	$3,350,942	$5,049,641
	Net Advisory Fee Paid	$668,677	$5,611,643	$7,820,410
	Advisory Fees Paid to Sub-advisers	$668,677	$5,611,643	$7,820,410
	Advisory Fees Retained by Adviser	$0	$0	$0
Small/Mid Cap Value Fund(3)	Fees Accrued	$729,560	$5,770,489	$15,711,035
	Fees Waived	$213,565	$1,730,211	$5,264,070
	Net Advisory Fee Paid	$515,995	$4,040,278	$10,446,965
	Advisory Fees Paid to Sub-advisers	$515,995	$4,040,278	$10,446,965
	Advisory Fees Retained by Adviser	$0	$0	$0
International Equity Fund(4)	Fees Accrued	N/A	$12,294,870	$22,238,988
	Fees Waived	N/A	$4,690,611	$9,361,680
	Net Advisory Fee Paid	N/A	$7,604,259	$12,877,308
	Net Advisory Fees Paid to Sub-advisers	N/A	$7,604,259	$12,877,308
	Advisory Fees Retained by Adviser	N/A	$0	$0

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(1)	The Core Plus Bond Fund commenced operations on July 13, 2015.
(2)	The Municipal Bond Fund commenced operations on September 14, 2015.
(3)	The Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, and Small/Mid Cap Value Fund commenced operations on April 27, 2015.
(4)	The International Equity Fund commenced operations on July 6, 2015.

Under certain circumstances, the Adviser may engage one or more third-party transition management service providers to execute transactions on behalf of a Fund where the Adviser has allocated a portion of the Fund’s assets away from a particular Sub-adviser, but the Board has not yet approved an advisory agreement with a replacement Sub-adviser or such replacement Sub-adviser has not yet begun managing Fund assets. During such time, the Adviser will instruct the transition manager(s) as to what transactions to effect on behalf of a Fund’s portfolio.  The duration of any such transition management services will be determined by the Adviser’s ability to identify an appropriate replacement Sub-adviser and when such replacement Sub-adviser can begin managing Fund assets.

Reliance on Manager of Managers Order

The Adviser and the Trust have obtained an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board of Trustees, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval (the “Manager of Managers Structure”).  Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board of Trustees, for overseeing the Trust’s Sub-advisers and recommending to the Board their hiring, termination, or replacement.  The SEC order does not apply to any Sub-adviser that is affiliated with the Adviser.  The adoption of the Manager of Managers Structure by the Funds also requires prior shareholder approval.  Such approval was obtained for each Fund from its initial shareholder.  Thus, each Fund is currently operating under the Manager of Managers Structure.  The exemptive order provides that amounts payable by each Fund to its Sub-advisers under the Funds’ sub-advisory agreements need not be disclosed to shareholders.

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The Manager of Managers Structure enables the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to Sub-advisers or sub-advisory agreements.  Operation of the Funds under the Manager of Managers Structure does not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval.  Shareholders will be notified of any changes made to Sub-advisers or material changes to sub-advisory agreements within 90 days of the change.

The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential Sub-advisers or their affiliates, which may create a conflict of interest.  However, in making recommendations to the Board to appoint or to change a Sub-adviser, or to change the terms of a sub-advisory agreement, the Adviser considers the Sub-adviser’s investment process, risk management, and historical performance with the goal of retaining Sub-advisers for the Fund that the Adviser believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle.  The Adviser does not consider any other relationship it or its affiliates may have with a Sub-adviser or its affiliates, and the Adviser discloses to the Board the nature of any material relationships it has with a Sub-adviser or its affiliates when making recommendations to the Board to appoint or to change a Sub-adviser, or to change the terms of a sub-advisory agreement.

The Adviser has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee the Sub-advisers and recommend their hiring, termination and replacement to the Board.

The Sub-advisers

Each Sub-adviser has agreed to furnish continuously an investment program for its assigned portion of each Fund that it sub-advises and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of a Fund shall be held in various securities, cash or other investments.  In this connection, each Sub-adviser shall provide the Adviser and the officers and trustees of the Trust with such reports and documentation as the latter shall reasonably request regarding the Sub-adviser’s management of each Fund’s assets.  Each Sub-adviser shall carry out its responsibilities in compliance with:  (a) each Fund’s investment objective, policies and restrictions as set forth in the Trust’s current registration statement, (b) such policies or directives as the Trust’s trustees may from time to time establish or issue and communicate to the Sub-advisers in writing, and (c) applicable law and related regulations.
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For the fiscal periods shown below, the respective Fund (since June 9, 2017) or the Adviser (prior to June 9, 2017) paid the Sub-advisers the following aggregate fees:

Fund	2015	2016	2017
Core Bond Fund	$9,204,595	$11,714,519	$13,376,289
Core Plus Bond Fund(1)	N/A	$3,482,754	$7,503,846
Municipal Bond Fund(2)	N/A	$1,955,307	$3,750,141
Large Cap Growth Fund(3)	$925,052	$6,501,024	$7,599,976
Large Cap Value Fund(3)	$819,634	$6,226,900	$9,604,882
Small/Mid Cap Growth Fund(3)	$668,677	$5,611,643	$7,820,410
Small/Mid Cap Value Fund(3)	$515,995	$4,040,278	$10,446,965
International Equity Fund(4)	N/A	$7,604,259	$12,877,308

(1)	The Core Plus Bond Fund commenced operations on July 13, 2015.
(2)	The Municipal Bond Fund commenced operations on September 14, 2015.
(3)	The Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, and Small/Mid Cap Value Fund commenced operations on April 27, 2015.
(4)	The International Equity Fund commenced operations on July 6, 2015.

The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interest, and any ownership of securities in the Funds for which he or she sub-advises.  Each portfolio manager or team member is referred to as a portfolio manager below.  The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another.  Each firm is a separate entity that may employ different compensation structures and may have different management requirements, and each portfolio manager may be affected by different conflicts of interest

Core Bond Fund

Robert W. Baird & Co., Inc., 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 (“Baird”) is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-advisory Agreement with the Adviser. Baird is 94% indirectly employee owned with the remaining 6% owned by The Northwestern Mutual Life Insurance Company. For its services as a Sub-adviser, Baird is entitled to receive a fee from the Core Bond Fund.
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Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2017. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Mary Ellen Stanek, CFA	8	$36 billion	2	$114 million	126	$15.2 billion
Charles B. Groeschell	8	$36 billion	2	$114 million	126	$15.2 billion
Warren D. Pierson, CFA	8	$36 billion	2	$114 million	126	$15.2 billion
Jay E. Schwister, CFA	8	$36 billion	2	$114 million	126	$15.2 billion
M. Sharon deGuzman	8	$36 billion	2	$114 million	126	$15.2 billion
Accounts Subject to Performance Fees
Mary Ellen Stanek, CFA	0	$0	0	$0	1	$1.2 billion
Charles B. Groeschell	0	$0	0	$0	1	$1.2 billion
Warren D. Pierson, CFA	0	$0	0	$0	1	$1.2 billion
Jay E. Schwister, CFA	0	$0	0	$0	1	$1.2 billion
M. Sharon de Guzman	0	$0	0	$0	1	$1.2 billion

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. The portfolio management team manages money for the Baird Funds, Baird and other direct separate account relationships.

Baird manages potential conflicts of interest between a mutual fund it manages and other types of accounts through formal trade allocation policies and oversight by Baird’s investment management department and compliance department.

Allocation policies are designed to address potential conflicts of interest in situations where two or more mutual funds and/or other accounts participate in investment transactions involving the same securities.
Potential conflicts of interest that might arise from managing multiple portfolios are lessened by ensuring that equitable treatment of advisory clients both in priority of execution of orders and in the allocation of price (and commission, if applicable for situations other than step-outs and directed brokerage arrangements) is obtained in the execution of aggregated orders for the accounts of two or more advisory clients.

Compensation. Baird’s portfolio managers are compensated through a base salary and an annual incentive bonus. A portfolio manager’s base salary is generally a fixed amount based on level of experience and responsibilities. A portfolio manager’s bonus is determined primarily by investment performance of the accounts, including the Fund, and the revenues and overall profitability of Baird. Before-tax performance is measured relative to the appropriate benchmark’s long and short-term performance, measured on a one-three-five-year and since inception basis as applicable, with greater weight given to long-term performance. Portfolio managers may own and may be offered an opportunity to purchase or sell common stock in Baird’s parent company, Baird Financial Corporation. Portfolio managers may also own and may be offered an opportunity to purchase or sell shares in private equity offerings sponsored by Baird.

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J.P. Morgan Investment Management, Inc., 270 Park Avenue, New York, New York 10017 (“JPMIM”) is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-advisory Agreement with the Adviser. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. For its services as a Sub-adviser, JPMIM is entitled to receive a fee from the Core Bond Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2017. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Barbara E. Miller	9	$36.94 billion	2	$9.85 billion	11	$697 million
Peter Simons	13	$36.48 billion	5	$10.85 billion	41	$9.24 billion
Accounts Subject to Performance Fees
Barbara E. Miller	0	$0	0	$0	0	$0
Peter Simons	0	$0	0	$0	1	$54 million

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the JPMIM’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

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JPMIM and/or its affiliates perform investment services, including rendering investment advice, to varied clients. JPMIM and/or its affiliates and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMIM’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMIM’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMIM and/or its affiliates, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMIM and/or its affiliates, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMIM is not required to purchase or sell for any client account securities that it, and/or its affiliates, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMIM and/or its affiliates or its clients.

JPMIM and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM or its affiliates could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMIM’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMIM or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMIM or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

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The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures that seek to manage conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time.

One example of a policy design to achieve fair and equitable allocation of investment opportunities is that orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMIM’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives.  Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed income area, are sales to meet redemption deadlines or orders related to less liquid assets.

If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions.  Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations.  Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days.  Deviations from pro rata allocations are documented by the business.  JPMIM attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM so that fair and equitable allocation will occur over time.

Compensation. JPMIM’s portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. JPMIM manages compensation on a total compensation basis, the components being base salary fixed from year to year and a variable discretionary incentive award. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. The variable discretionary performance based incentive award consists of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by JPMIM or its affiliates (“Mandatory Investment Plan”). These elements reflect individual performance and the performance of JPMIM’s business as a whole. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with JPMIM’s compliance, risk and regulatory procedures. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the pre-tax performance of the funds (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to the competitive indices JPMIM has identified for the investment strategy over one, three and five year periods (or such shorter time as the portfolio manager has managed the funds). Investment performance is generally more heavily weighted to the long-term.

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Deferred compensation granted as part of an employee’s annual incentive compensation comprises from 0% to 60% of a portfolio manager’s total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. JPMIM’s portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage.  The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan or can be placed in restricted stock.   When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, Massachusetts 02111 is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. Loomis Sayles is a Delaware limited partnership owned by Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. For its services as a Sub-adviser, Loomis Sayles is entitled to receive a fee from the Core Bond Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2017. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Lynne A. Royer	2	$894.1 million	4	$737.6 million	23	$4.3 billion
Accounts Subject to Performance Fees
Lynne A. Royer	0	$0	0	$0	3	$1.7 billion

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

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Conflicts of Interest. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements.” These conflicts are managed under Loomis Sayles’ Brokerage Allocation Policies and Procedures.

Compensation. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program, although portfolio manager compensation is not directly tied to assets under management for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed-income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles. The external benchmark used for the investment style utilized for the Fund is the Barclays U.S. Aggregate Index.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

Most mutual funds are not included in the Loomis Sayles’ strategy composites, so unlike other managed accounts, fund performance and asset size in those cases would not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

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Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

• the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
• upon retirement, a participant will receive a multi-year payout for his or her vested units; and
• participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants. Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion over what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount).

PGIM, Inc., 655 Broad Street, Newark, New Jersey 07102 (“Prudential”) is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-advisory Agreement with the Adviser. PGIM is an indirect wholly owned subsidiary of Prudential Financial, Inc. For its services as a Sub-adviser, PGIM is entitled to receive a fee from the Core Bond Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts listed below are subject to a performance-based advisory fee. Information in all tables is shown as of June 30, 2017. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Richard Piccirillo	39	$48.5 billion	27	$12.1 billion	132	$52.4 billion
Gregory Peters	15	$42.4 billion	11	$4.4 billion	40	$21.4 billion
Michael Collins, CFA	30	$57.2 billion	13	$10.0 billion	76	$22.6 billion

As of June 30, 2017 the above-listed portfolio managers did not beneficially own any shares of the Fund.
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Like other investment advisers, the PGIM Fixed Income unit of PGIM (“PGIM Fixed Income”) is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods: elimination of the conflict, disclosure of the conflict, or management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

PGIM Fixed Income follows the policies of Prudential Financial, Inc. (“Prudential Financial”) on business ethics, personal securities trading by investment personnel, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.

PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.

Performance Fees: PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates could be considered to have the incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Proprietary accounts: PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.

Large accounts: Large accounts typically generate more revenue than do smaller accounts and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income.

Long only and long/short accounts: PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling.

PGIM Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.

Securities of the same kind or class: PGIM Fixed Income sometimes buys or sells for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. PGIM Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies affecting trading in the same securities or types of securities may appear as inconsistencies in PGIM Fixed Income’s management of multiple accounts side-by-side.
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Financial interests of investment professionals: PGIM Fixed Income investment professionals may invest in certain investment vehicles that they manage, including mutual funds and private funds. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals may have financial interests in accounts managed by PGIM Fixed Income or that are related to the performance of certain client accounts.

Non-discretionary accounts: PGIM Fixed Income provides non-discretionary investment advice to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How PGIM Fixed Income Addresses These Conflicts of Interest

PGIM Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

The chief investment officer/head of PGIM Fixed Income periodically reviews and compares performance and performance attribution for each client account within its various strategies during meetings typically attended by members of PGIM Fixed Income’s senior leadership team, chief compliance officer or his designee, and senior portfolio managers. In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation.

PGIM Fixed Income’s compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with its trade aggregation and allocation procedures. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis.

This forensic analysis includes such data as:

•the number of new issues allocated in the strategy;
•the size of new issue allocations to each portfolio in the strategy;
•the profitability of new issue transactions; and
•portfolio turnover.

The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings.

The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

PGIM Fixed Income has procedures that specifically address its side-by-side management of long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.
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Conflicts Related to PGIM Fixed Income’s Affiliations

As an indirect wholly-owned subsidiary of Prudential Financial, PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.

Conflicts Arising Out of Legal Restrictions

PGIM Fixed Income may be restricted by law, regulation, contract or other constraints as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and its other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial for client accounts. In addition, PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under some SEC rules, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds and Prudential Financial, Inc. tracks these aggregated holdings and may restrict purchases to avoid exceeding these thresholds because of the potential consequences to Prudential Financial if such thresholds are exceeded. In addition, PGIM Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, PGIM Fixed Income’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. PGIM Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. PGIM Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within PGIM by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of PGIM Fixed Income.

Conflicts Related to Outside Business Activity

From time to time, certain of PGIM Fixed Income employees or officers may engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, nonpublic information regarding an issuer.

Conflicts Related to Investment of Client Assets in Affiliated Funds

PGIM Fixed Income may invest client assets in funds that it manages or sub-advises for an affiliate. PGIM Fixed Income may also invest cash collateral from securities lending transactions in these funds. These investments benefit both PGIM Fixed Income and its affiliate.

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Conflicts Related to Co-investment by Affiliates

PGIM Fixed Income affiliates may provide initial funding or otherwise invest in vehicles it manages. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a future point in time or when it deems that sufficient additional capital has been invested in that fund.

The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors.

PGIM Fixed Income believes that these conflicts are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management of long only and long-short accounts.

Conflicts Arising Out of Industry Activities

PGIM Fixed Income and its affiliates have service agreements with various vendors that are also investment consultants. Under these agreements, PGIM Fixed Income or its affiliates compensate the vendors for certain services, including software, market data and technology services. PGIM Fixed Income’s clients may also retain these vendors as investment consultants. The existence of these service agreements may provide an incentive for the investment consultants to favor PGIM Fixed Income when they advise their clients. PGIM Fixed Income does not, however, condition its purchase of services from consultants upon their recommending PGIM Fixed Income to their clients. PGIM Fixed Income will provide clients with information about services that it obtains from these consultants upon request.

PICA General Account

Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA’s general account, including PGIM Fixed Income’s trades on behalf of the account, may affect market prices. Although PGIM Fixed Income does not expect that PICA’s general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

Conflicts Related to the Offer and Sale of Securities

Certain of PGIM Fixed Income’s employees may offer and sell securities of, and units in, commingled funds that it manages. Employees may offer and sell securities in connection with their roles as registered representatives of an affiliated broker/dealer, officers of an affiliated trust company, agents of PICA or the role of an affiliate as general partner of investment partnerships. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

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Conflicts Related to Securities Holdings and Other Financial Interests

Prudential Financial, PICA, PGIM Fixed Income and other affiliates of PGIM at time have financial interests in, or relationships with, companies whose securities PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by us on behalf of PGIM Fixed Income’s client accounts. For example:

PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.

PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities we purchase and sell for PGIM Fixed Income clients.

PGIM Fixed Income invest in the debt securities of companies whose equity is held by its affiliates.

PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. For example:

Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt.

To the extent permitted by applicable law, PGIM Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.

Certain of PGIM Fixed Income affiliates (as well as directors or officers of its affiliates) are officers or directors of issuers in which PFIM Fixed Income invests from time to time. These issuers may also be service providers PGIM Fixed Income or its affiliates.

In addition, PGIM Fixed Income may invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to Valuation and Fees

When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests.

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Compensation. An investment professional’s base salary is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:

• Business initiatives;
• The number of investment professionals receiving a bonus and/or related peer group compensation;
• Financial metrics of the business relative to those of appropriate peer groups; and
• Investment performance of portfolios relative to appropriate peer groups and/or as measured against relevant investment indices.

Long-term compensation consists of Prudential Financial restricted stock and grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan. Grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the targeted long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based on performance of either (i) a long-short investment composite or (ii) a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. PGIM Fixed Income’s long-term incentive plan is designed to more closely align compensation with investment performance the growth of its business. In addition, the targeted long-term incentive plan is designed to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of a particular long-short composite or commingled investment vehicle. The chief investment officer/head of PGIM Fixed Income also receives (i) performance shares which represent the right to receive shares of Prudential Financial common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, and (ii) book value units which track the book value per share of Prudential Financial and (iii) Prudential Financial stock options. Each of the restricted stock, long-term incentive plan grants, performance shares and book value units and stock options is vesting requirements.

Core Plus Bond Fund

Pacific Investment Management Company LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, CA 92660, is the Sub-adviser for an allocated portion of the Core Plus Bond Fund pursuant to a Sub-advisory Agreement with the Adviser. PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Asset Management of America L.P ("Allianz Asset Management"), with minority interests held by Allianz Asset Management of America LLC, by Allianz Asset Management U.S. Holding II LLC, a Delaware limited liability company, and by certain current and former officers of PIMCO.  Allianz Asset Management was organized as a limited partnership under Delaware law in 1987.  Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE, a European-based multinational insurance and financial services holding company and a publicly-traded German company. For its services as a Sub-adviser, PIMCO is entitled to receive a fee from the Core Plus Bond Fund.

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Other Accounts Managed by Portfolio Managers   The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2017. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Alfred Murata	12	$90.0 billion	8	$12.5 billion	12	$1.8 billion
Daniel Ivascyn	15	$95.9 billion	10	$34.2 billion	129	$9.1 billion
Accounts Subject to Performance Fees
Alfred Murata	0	$0	0	$0	0	$0
Daniel Ivascyn	0	$0	1	$24.8 million	1	$207.5 million

Conflicts of Interest .  From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Core Plus Bond Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Core Plus Bond Fund, track the same index the Core Plus Bond Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Core Plus Bond Fund. The other accounts might also have different investment objectives or strategies than the Core Plus Bond Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Core Plus Bond Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of the Core Plus Bond Fund in a manner beneficial to the investing account but detrimental to the Core Plus Bond Fund.  In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Core Plus Bond Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Core Plus Bond Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Core Plus Bond Fund or other accounts managed by PIMCO.

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Knowledge and Timing of Fund Trades – A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of PIMCO's sleeve of the Core Plus Bond Fund. Because of their position with the Core Plus Bond Fund, the portfolio managers know the size, timing and possible market impact of the Core Plus Bond Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Core Plus Bond Fund.

Investment Opportunities – A potential conflict of interest may arise as a result of the portfolio managers' management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Core Plus Bond Fund and other accounts managed by the portfolio managers, but may not be available in sufficient quantities for both the Core Plus Bond Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more funds or other accounts may result in certain funds not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by the Core Plus Bond Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Core Plus Bond Fund’s investment opportunities may also arise when the Core Plus Bond Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Core Plus Bond Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, the portfolio managers may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Core Plus Bond Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, the portfolio managers may be restricted from purchasing securities or selling securities for the Core Plus Bond Fund. Moreover, the Core Plus Bond Fund or other account managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Core Plus Bond Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Core Plus Bond Fund.

Performance Fees – The portfolio managers may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio managers may have an incentive to allocate the investment opportunities that they believe might be the most profitable to such other accounts instead of allocating them to the Core Plus Bond Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Core Plus Bond Fund and such other accounts on a fair and equitable basis over time.
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Compensation . PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;
•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;
•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and
•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•
Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Core Plus Bond Fund) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
•
Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;
•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.
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PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly, as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options are awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•
The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

•
The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

•
The Carried Interest Compensation Plan awards entitle eligible individuals who provide services to PIMCO’s Alternative Funds a percentage ("points") of the carried interest otherwise payable to PIMCO in the event that the applicable performance measurements described in the Alternative Fund's partnership agreements are achieved. The awards are granted before any payments are made in respect of the awards and payout is contingent on long-term performance, and are intended to align the interests of the employees with that of PIMCO and the investors in the Alternative Funds. While subject to forfeiture and vesting terms, payments to participants are generally made if and when the applicable carried interest payments are made to PIMCO.

Eligibility to participate in LTIP, the M Unite program, and the Carried Interest Compensation Plan is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan – Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, Massachusetts 02111 is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. Loomis Sayles is a Delaware limited partnership owned by Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. For its services as a Sub-adviser, Loomis Sayles is entitled to receive a fee from the Core Plus Bond Fund.

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Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2017. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Matthew J. Eagan, CFA	16	$37.9 billion	28	$13.1 billion	150	$23.1 billion
Daniel J. Fuss, CFA, CIC	14	$36.1 billion	10	$2.6 billion	135	$19.4 billion
Brian P. Kennedy	10	$35.0 billion	9	$5.5 billion	72	$10.7 billion
Elaine M. Stokes	11	$36.0 billion	22	$10.2 billion	155	$22.5 billion
Accounts Subject to Performance Fees
Matthew J. Eagan, CFA	0	$0	0	$0	4	$748.6 million
Daniel J. Fuss, CFA, CIC	0	$0	0	$0	4	$748.6 million
Brian P. Kennedy	0	$0	0	$0	0	$0
Elaine M. Stokes	0	$0	0	$0	4	$748.6 million

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements.” These conflicts are managed under Loomis Sayles’ Brokerage Allocation Policies and Procedures.

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Compensation. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program, although portfolio manager compensation is not directly tied to assets under management for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed-income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles. The external benchmark used for the investment style utilized for the Fund is the Barclays U.S. Aggregate Index.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

Most mutual funds are not included in the Loomis Sayles’ strategy composites, so unlike other managed accounts, fund performance and asset size in those cases would not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and
•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants.
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Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen.
Management has full discretion over what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Metropolitan West Asset Management, LLC (“MetWest”), 865 South Figueroa Street, Los Angeles California 90017, is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. MetWest is an indirect, wholly owned subsidiary of the TCW Group, Inc. (“TCW”). For its services as a Sub-adviser, MetWest is entitled to receive a fee from the Core Plus Bond Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2017. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Tad Rivelle	30	$111.9 billion	46	$10.7 billion	243	$38.8 billion
Laird Landmann	29	$103.7 billion	46	$10.7 billion	243	$38.8 billion
Stephen Kane	31	$103.8 billion	49	$11.9 billion	243	$38.8 billion
Bryan Whalen	27	$111.8 billion	49	$10.5 billion	243	$38.8 billion
Accounts Subject to Performance Fees
Tad Rivelle	0	$0	23	$1.6 billion	9	$4.0 billion
Laird Landmann	0	$0	23	$1.6 billion	9	$4.0 billion
Stephen Kane	0	$0	23	$1.6 billion	9	$4.0 billion
Bryan Whalen	0	$0	23	$1.6 billion	9	$4.0 billion

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

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Conflicts of Interest. MetWest follows TCW’s policies and processes to handle conflicts of interest. TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, the maintenance of a conflicts of interest matrix, reporting and pre-clearance processes and oversight by various committees.

TCW and MetWest have policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”), which is followed by MetWest, serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a "beneficial interest"), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

Compensation

The overall objective of MetWest’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in Metwest’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

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Salary . Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee Sharing . Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to the Core Plus Bond Fund as that used to compensate portfolio managers for other client accounts in the same strategy managed by MetWest or one of the other TCW-affiliated advisers (collectively, the “TCW Advisors”).  In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Core Plus Bond Fund.

Discretionary Bonus/Guaranteed Minimums . Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW Advisor. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives . Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of MetWest’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in MetWest’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in MetWest’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in MetWest’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

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Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Advisor’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. T. Rowe Price Group, Inc., a publicly-traded (NASDAQ: TROW) financial services holding company, owns 100% of the stock of T. Rowe Price and all of its subsidiaries. For its services as a Sub-adviser, T. Rowe Price is entitled to receive a fee from the Core Plus Bond Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts listed below are subject to a performance-based advisory fee. Information in all tables is shown as of June 30, 2017. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Daniel O. Shackelford, CFA	5	$75.1 billion	2	$6.2 billion	8	$1.2 billion
Brian J. Brennan, CFA	3	$2.0 billion	5	$3.6 billion	2	$926.6 million

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” section below, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price Funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

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Compensation. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to T. Rowe Price’s clients, the firm or its culture are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Municipal Bond Fund

FIAM LLC ("FIAM"), 900 Salem Street, Smithfield, RI 02917, is the Sub- adviser for an allocated portion of the Municipal Bond Fund pursuant to a Sub-Advisory Agreement with the Adviser. FIAM is registered as an investment adviser with the SEC and was founded in 2005. For its services as a Sub-adviser, FIAM is entitled to receive a fee from the Municipal Bond Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2017. Asset amounts are approximate and have been rounded.
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	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Cormac Cullen	22	$30.1 billion	0	$0	1	$1.1 billion
Kevin Ramundo	22	$30.1 billion	0	$0	6	$1.4 billion
Mark Sommer	22	$30.1 billion	0	$0	1	$1.1 billion

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the Fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for other funds or accounts may outperform the securities selected for the Fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Compensation

Messrs. Cullen, Ramundo, and Sommers are portfolio managers for FIAM and receive compensation for their services managing an allocated portion of the Fund. Portfolio manager compensation generally consists of a fixed base salary determined   periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or an affiliate or at the election of the portfolio manager.
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Each portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FIAM or its affiliate’s municipal bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of each portfolio manager’s bonus that is linked to the investment performance of the allocated portion of the Fund is based on the pre-tax investment performance of the allocated portion of the Fund measured against the Bloomberg Barclays Year Municipal Bond Index (1-17). Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, MD 21202, is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. T. Rowe Price is registered as an investment adviser with the SEC and was founded in 1937.  For its services as a Sub-adviser, T. Rowe Price is entitled to receive a fee from the Municipal Bond Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2017. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
James M. Murphy, CFA	2	$5.0 billion	0	$0	0	$0
Charles B. Hill, CFA	3	$6.9 billion	2	$318.9 million	9	$1.8 billion

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

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Material Conflicts

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation Structure and Methods” section below, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to a broad-based index (e.g., S&P 500) and Lipper index (e.g., Large-Cap Growth), although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm and its culture are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

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Wells Capital Management, Inc. (“WellsCap”), 525 Market Street, 10th Floor, San Francisco, CA 94105, is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. WellsCap is registered as an investment adviser with the SEC and was founded in 1981.  WellsCap is a wholly-owned subsidiary of Wells Fargo Bank, NA which in turn is indirectly wholly-owned by Wells Fargo & Company, a publicly listed company.  For its services as a Sub-adviser, WellsCap is entitled to receive a fee from the Municipal Bond Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2017. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Lyle J. Fitterer, CFA, CPA	11	$19.4 billion	0	$0	99	$13.5 billion
Robert J. Miller	8	$9.2 billion	0	$0	7	$617.0 million

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

WellsCap’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to the Fund. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation

The compensation structure for WellsCap’s portfolio managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. WellsCap participates in third party investment management compensation surveys in order to provide WellsCap with market-based compensation information to help support individual pay decisions. In addition to investment management compensations surveys, WellsCap also considers prior professional experience, tenure, seniority and a portfolio manager’s team size, scope and assets under management when determining the portfolio manager's fixed base salary.  Incentive bonuses are typically tied to relative, pre-tax investment performance of the Fund or other accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.  In addition, portfolio managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution.  Eligibility for and participation in this plan is on the same basis for all employees.

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Large Cap Growth Fund

Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, is the Sub-adviser for an allocated portion of the Large Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser.  Lazard Asset Management LLC is a wholly owned subsidiary of Lazard Frères & Co. LLC. For its services as a Sub-adviser, Lazard is entitled to receive a fee from the Large Cap Growth Fund.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2017. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Andrew Lacey	9	$10.0 billion	10	$1.5 billion	143	$6.2 billion
Martin Flood	19	$12.5 billion	16	$2.1 billion	283	$12.6 billion
H. Ross Seiden	4	$9.7 billion	4	$744.6 million	105	$3.8 billion
Ronald Temple, CFA	10	$10.1 billion	14	$1.6 billion	148	$6.3 billion
Accounts Subject to Performance Fees
Andrew Lacey	1	$9.2 billion	0	$0	1	$342.8 million
Martin Flood	1	$9.2 billion	0	$0	0	$0
H. Ross Seiden	1	$9.2 billion	0	$0	0	$0
Ronald Temple, CFA	1	$9.2 billion	0	$0	0	$0

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

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Material Conflicts

As an investment adviser, Lazard serves as a fiduciary to its clients. As such, Lazard is obligated to place its clients’ interests before its own. Due to the nature of the investment advisory business, conflicts of interests do arise. For example, conflicts may arise with regard to personal securities transactions, the use of clients’ commissions to obtain research and brokerage services, errors, trade allocations, performance fee accounts, and the use of solicitors.

In recognition of these potential conflicts of interest, Lazard has established written policies and procedures so that it can operate its business within applicable regulatory guidelines.

Compensation

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

The quantitative compensation factors include:
•	Performance relative to benchmark
•	Performance relative to applicable peer group
•	Performance relative to sector coverage

The qualitative compensation factors include:
•	Leadership
•	Mentoring
•	Teamwork

Certain employees are eligible to receive restricted stock units of Lazard Ltd. through the Lazard Ltd. Equity Incentive Plan, and restricted interests in shares of certain funds managed by Lazard and its affiliates, each subject to a multi-year vesting schedule and restrictive covenants. These incentive arrangements have broad participation of most professionals and represent an excellent opportunity for employees to share in the continued success of the firm, aligning their interest and performance more closely with those of Lazard’s clients.

Incentives

Lazard promotes the growth of investment professionals’ skills and talents. The firm actively supports professional development efforts, including attendance at conferences and seminars, that build upon their existing competencies, coursework to develop incremental skills, as well as travel to meet with companies, competitors, suppliers, regulators, and relevant experts. With increased knowledge and expertise, Lazard’s investment professionals can take on higher levels of responsibility and are recognized and rewarded accordingly. The firm believes that professionals are likely to be attracted to and remain with the firm because Lazard’s compensation structure amply rewards strong performance.  Lazard’s people are its single most valuable resource and Lazard dedicates significant energy to attract, develop, and retain the best talent to the benefit of its clients.

Sustainable Growth Advisers, LP (“SGA”), 301 Tresser Blvd., Suite 1310, Stamford, Connecticut 06901, is the Sub-adviser for an allocated portion of the Large Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser.  SGA is registered as an investment adviser with the SEC and was founded in July 2003.  As of June 30, 2017, SGA had total assets under management of approximately $9.7 billion, of which approximately $8.1 billion represents regulatory assets under management and $1.6 billion represents non-regulatory model emulation assets under contract. Approximately $5.5 billion represented assets of mutual funds. SGA is 77% majority employee-owned (18 of 24 full-time employees are equity owners of the firm), with the remaining 23% interest owned by Estancia Capital Partners, LP, an operationally oriented specialist private equity fund focused on investing in boutique asset management firms.  For its services as a Sub-adviser, SGA is entitled to receive a fee from the Large Cap Growth Fund.
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Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information is shown as of June 30, 2017.  Asset amounts are approximate and have been rounded. None of the accounts listed below are subject to a performance-based advisory fee.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
George P. Fraise	13	$3.2 billion	22	$2.9 billion	57	$2.6 billion
Gordon M. Marchand	13	$3.2 billion	22	$2.9 billion	57	$2.6 billion
Robert L. Rohn	13	$3.2 billion	22	$2.9 billion	57	$2.6 billion

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

SGA has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the Fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities.  While there is no guarantee that such policies and procedures will be effective in all cases, SGA believes that all issues relating to potential material conflicts of interest involving the Fund and its other managed accounts have been addressed.

Compensation

SGA’s portfolio manager compensation program consists of a base salary and participation in a company-funded retirement plan.  In addition, all of SGA’s portfolio managers are equity owners of SGA, which entitles them to share in the firm’s profits and the long-term growth of the firm. SGA does not award bonus compensation based on individual investment performance or subjective criteria.

Jennison Associates LLC (“Jennison”), 466 Lexington Avenue, New York, New York 10017, is the Sub-adviser for an allocated portion of the Large Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser.  Jennison is organized under the laws of Delaware as a single member limited liability company whose sole member is PGIM, Inc. (formerly Prudential Investment Management, Inc.), which is a direct, wholly-owned subsidiary of PGIM Holdings Company LLC (formerly Prudential Asset Management Holding Company LLC), which is a direct, wholly-owned subsidiary of Prudential Financial, Inc.  As of June 30, 2017, Jennison managed in excess of $166 billion in assets.  For its services as a Sub-adviser, Jennison is entitled to receive a fee from the Large Cap Growth Fund.
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Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2017.  Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Kathleen McCarragher	14	$43.3 billion	2	$692.5 million	11	$1.6 billion
Blair Boyer	8	$6.7 billion	1	$1.5 million	31	$5.3 billion
Accounts Subject to Performance Fees
Kathleen McCarragher	2	$3.2 billion	0	$0	0	$0
Blair Boyer	2	$3.2 billion	0	$0	0	$0

*Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

Jennison manages accounts with asset-based fees alongside accounts with performance-based fees.  This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another.  Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another.  Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short.  Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts.  For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies.  Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies.  The strategies that sell a security short held long by another strategy could lower the price for the security held long.  Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

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Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different.  Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction.  Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts.  Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts.  Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison.  When an affiliate provides “seed capital”  or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account.  Jennison typically requests seed capital to start a track record for a new strategy or product.  Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product.  Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison.  Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis.  Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded.  The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.

Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others.  The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation.  Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest.  These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

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How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments.  Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible.  Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy.  While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.  Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or lead to the disclosure of, each and every situation in which a conflict may arise.

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Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably.  These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.

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Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

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Jennison has adopted procedures to review allocations between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.

•	Jennison has adopted a code of ethics and policies relating to personal trading.

•	Jennison provides disclosure of these conflicts as described in its Form ADV.

Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results.  Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same goals and level of commitment that are benchmarks of the organization.  Investment professionals are compensated with a combination of base salary and cash bonus.  Overall firm profitability determines the size of the investment professional compensation pool.  In general, the cash bonus represents most of an investment professional’s compensation.

Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the cash bonus can be deferred.  Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of fee pre-tax performance of accounts or composites of accounts managed by Jennison.
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Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors.  Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.

The factors reviewed for the portfolio managers are listed below. The quantitative factors reviewed for the portfolio manager s may include:

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One-, three-, five-year and longer term pre-tax investment performance groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.

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The investment professional’s contribution to client portfolios pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

The qualitative factors reviewed for the portfolio managers may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
•	Historical and long-term business potential of the product strategies;
•	Qualitative factors such as teamwork and responsiveness; and
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Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

William Blair Investment Management, LLC (“William Blair”), 150 North Riverside Plaza, Chicago, Illinois 60606, is the Sub-adviser for an allocated portion of the Large Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser. William Blair is registered as an investment adviser with the SEC. William Blair is affiliated with William Blair & Company, L.L.C., an investment adviser registered with the SEC and founded in 1935. William Blair was established in 2014 as part of an organizational restructuring whereby some investment management services previously performed by the Investment Management division of William Blair & Company, L.L.C. are performed by William Blair. William Blair is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. As of June 30, 2017, William Blair had assets under management of approximately $70.1 billion. For its services as a Sub-adviser, William Blair is entitled to receive a fee from the Large Cap Growth Fund.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information is shown as of June 30, 2017.  Asset amounts are approximate and have been rounded. None of the accounts listed below are subject to a performance-based advisory fee.

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	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
David C. Fording, CFA	1	$387.7 million	3	$179.8 million	31	$461.5 million
John H. Jostrand, CFA	1	$387.7 million	3	$179.8 million	31	$461.5 million

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

Since William Blair’s portfolio managers manage other accounts in addition to the Large Cap Growth Fund, conflicts of interest may arise in connection with the portfolio managers’ management of the Large Cap Growth Fund’s investments on the one hand and the investments of such other accounts on the other hand.  The conflicts of interest that arise in managing multiple accounts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. For example, some accounts have higher fees, including performance fees, than others. Fees charged to clients differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements, or the account type (e.g., separately managed accounts, mutual funds, and wrap accounts). Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for William Blair than smaller accounts. These differences give rise to a conflict that a portfolio manager would favor the higher fee-paying account over the other or allocate more time to the management of an account that generates more revenue over another. William Blair seeks to conduct itself in a manner it considers to be the most fair and consistent with fiduciary obligations to clients and make investment decisions based on an account’s investment objectives, restrictions, permitted investment techniques, available cash and other relevant considerations. William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

Compensation

The compensation of William Blair’s portfolio managers is based on the firm’s mission: “to achieve success for its clients.” David C. Fording and John F. Jostrand are partners of William Blair, and as of June 30, 2017, their compensation consists of a fixed base salary, a share of the firm’s profits and, in some instances, a discretionary bonus. The discretionary bonus as well as any potential changes to the partners’ ownership stakes are determined by the head of William Blair’s Investment Management Department, subject to the approval of William Blair’s Executive Committee and are based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to William Blair and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to the long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

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Large Cap Value Fund

Artisan Partners Limited Partnership (“Artisan Partners”), 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, is the Sub-adviser for an allocated portion of the Large Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser.  Artisan Partners is a Delaware limited partnership, founded in March 2009, and succeeded to the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc. (“APAM”), a publicly traded Delaware corporation.  For its services as a Sub-adviser, Artisan Partners is entitled to receive a fee from the Large Cap Value Fund.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  None of the accounts listed below are subject to a performance-based advisory fee. Information is shown as of June 30, 2017.  Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
James C. Kieffer	3	$6.0 billion	1	$2.3 billion	10	$1.4 billion
Daniel L. Kane	3	$6.0 billion	1	$2.3 billion	10	$1.4 billion
Thomas A. Reynolds IV	3	$6.0 billion	1	$2.3 billion	10	$1.4 billion

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

There are a number of ways in which the interests of Artisan Partners’ portfolio managers and its other personnel might conflict with the interests of the Large Cap Value Fund (the “Fund”) and their shareholders, including:

Sharing of Personnel, Services, Research and Advice among Clients. Because all client accounts within Artisan Partners’ value equity strategy, including the Large Cap Value Fund, are managed similarly, substantially all of the research and portfolio management activities conducted by the value equity investment team benefit all clients within the strategy.  Artisan Partners’ administrative and operational personnel divide their time among services to the Large Cap Value Fund and other client accounts.

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Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the Large Cap Value Fund, may invest in a security issued by a company, or an affiliate of a company, that is also a client of or has another business relationship with Artisan Partners or its affiliates.  Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

With prior written approval, Artisan Partners may allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Large Cap Value Fund if the staff member were not a director.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team may provide advice to accounts in one investment strategy, including the Large Cap Value Fund, which may differ from advice given to accounts in another investment strategy. If an investment team identifies a limited investment opportunity that may be suitable for more than one strategy, a strategy may not be able to take full advantage of that opportunity. There also may be circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. An investment team may also execute transactions for one strategy that may adversely impact the value of securities held by a different strategy or team. For example, an investment team may engage in short sales of securities of an issuer in which a fund it manages also invests. In such a case, the investment team could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Artisan Partners maintains policies and procedures and internal review processes designed to mitigate potential conflicts of interest arising from side-by-side investment management.

Allocation and Aggregation of Portfolio Transactions among Clients. Artisan Partners seeks to treat all of the firm’s clients fairly when allocating investment opportunities among clients. Artisan Partners has compliance policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities, which are reviewed regularly by Artisan Partners and are included in Artisan Partners’ compliance program. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability (for example, initial public offerings) and allocation of investment opportunities generally, could raise a potential conflict of interest. The potential conflicts between accounts in a strategy are mitigated because the firm’s investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations). Nevertheless, investment opportunities may be allocated differently among accounts in a strategy due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. In addition, there also are instances where a particular security is held by, or appropriate for, more than one investment strategy (“cross holdings”) due to the overlap of their investment universes; however, investment decisions for each strategy, including  the Large Cap Value Fund, are made by the relevant investment team independently of investment decisions for another strategy in light of differing considerations.

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“Same way” transactions (that is, all buys or all sells) in a security held by more than one account in a strategy are generally aggregated across all participating accounts in the strategy and same way transactions may be aggregated across accounts in different strategies when Artisan Partners considers doing so appropriate and practicable under the circumstances (for example, Artisan Partners has established certain information barriers and policies between certain of its investment teams that would make trade aggregation impracticable). On occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan Partners’ trade processing procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will seek to mitigate the risk of inadvertent cross by (i) utilizing different brokers or venues, or (ii) utilizing brokers or venues that maintain crossing prevention controls.

Fees . Like the fees Artisan Partners receives from the Large Cap Value Fund, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. However, Artisan Partners may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan Partners’ performance against an agreed upon benchmark, and may be adjusted upwards or downwards from a base fee), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of June 30, 2017, Artisan Partners had four separate accounts with performance-based fees encompassing all of its investment strategies. None of those separate accounts was in Artisan Partners’ value equity strategy

In addition, Artisan Partners expects to receive performance-based allocations or fees from private funds it sponsors. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, Artisan Partners has in place policies and procedures that seek to mitigate such conflicts.

Portfolio Transactions and Soft Dollars. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients.

Artisan Partners may use client commissions to pay for brokerage and research services (often referred to as “soft dollars”) if Artisan Partners determines that such items meet the criteria outlined in its commission management policy and do not impair its duty to seek best execution.  Artisan Partners does not consider, in selecting broker-dealers to be used in effecting securities transactions for a Fund, whether Artisan Partners or its affiliates received client referrals from the broker-dealer. Artisan Partners has potential conflicts of interest arising from its execution of portfolio transactions and use of soft dollars. Artisan Partners has adopted procedures with respect to soft dollars, which are included in Artisan Partners’ compliance program.
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Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary accounts also may present potential conflicts of interest with Artisan Partners’ clients, including the Large Cap Value Fund. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts that exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of the firm’s clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts.

Personal transactions are subject to Artisan Partners’ Code of Ethics, which generally provides that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code of Ethics requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement). The Code of Ethics provides that Artisan Partners’ compliance team may deny pre-approval for transactions that the compliance team believes may present a conflict of interest with client transactions.

In addition, the Code of Ethics requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan Partners’ compliance department quarterly or more frequently. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Code of Ethics also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Proxy Voting. Artisan Partners or its affiliate may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the Large Cap Value Fund’s behalf. As described in its proxy voting policy, Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the Large Cap Value Fund invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Partners Funds or an employee of Artisan Partners or its affiliate; (iii) Artisan Partners or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan Partners employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan Partners employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners or an affiliate, or an employee of Artisan Partners or an affiliate, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy.  Artisan Partners’ proxy voting policy contains procedures that must be followed in the event such relationships are identified in order to minimize the conflicts of interest that otherwise may result in voting proxies for Artisan Partners’ clients, including the Large Cap Value Fund.

Compensation

Artisan Partners’ portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to the firm’s fee revenues generated by all accounts included within the manager’s investment strategies, including the Large Cap Value Fund. Portfolio managers may also receive a portion of the performance fee revenues or allocations from private funds sponsored by Artisan Partners/Artisan Partners’ portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan Partners’ salaried associates. In addition, Artisan Partners’ portfolio managers may be awarded equity interests in the firm.

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Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, Floor 31, Dallas, Texas 75201, is the Sub-adviser for an allocated portion of the Large Cap Value Fund pursuant to a Sub-Advisory Agreement with the Adviser. BHMS is a subsidiary of OM Asset Management Plc, a NYSE-listed company. For its services as a Sub-adviser, BHMS is entitled to receive a fee from the Large Cap Value Fund.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2017.  Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Mark Giambrone	9	$6.7 billion	4	$642.5 million	38	$4.7 billion
Michael Nayfa, CFA	2	$475.7 million	1	$10.1 million	6	$845.5 million
Terry Pelzel, CFA	2	$475.7 million	1	$10.1 million	6	$845.5 million
Accounts Subject to Performance Fees
Mark Giambrone	2	$3.1 billion	0	$0	0	$0
Michael Nayfa, CFA	0	$0	0	$0	0	$0
Terry Pelzel, CFA	0	$0	0	$0	0	$0

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account including mutual fund or private commingled fund accounts.  BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties, to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another.  BHMS’s investment management and trading policies are designed to address potential conflicts in situations wherein two or more funds or accounts participate in investment decisions involving the same securities.

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BHMS’ proxy voting policy is designed to address potential conflicts in situations where the firm invests in equity securities of corporations who are also clients of the firm or conduct other business with the firm. BHMS seeks to mitigate potential conflicts by:

•	Making voting decisions for the benefit of the shareholder(s), its clients;
•	Uniformly voting every proxy based on BHMS’ internal research and consideration of Glass Lewis’ recommendations; and
•	Documenting the votes of companies who are also clients of the firm.

If a material conflict of interest exists, members of the BHMS Proxy Voting and Oversight Committee if clients should have an opportunity to vote their proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.

Compensation

Compensation, or remuneration, is paid or awarded to BHMS employees for the services they provide to the firm. In addition to base salary, all BHMS portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Portfolio managers and analysts are rated on their value added to the team-oriented investment process. Total compensation is awarded with respect to all accounts managed, does not distinguish between specific accounts managed by a portfolio manager and does not encourage excessive risk-taking. Bonuses are paid at the discretion of the firm.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager, and portfolio managers are not compensated for bringing in new business.  Growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit.  The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team.  The compensation of the portfolio management team at BHMS will increase over time, if and when assets continue to grow through competitive performance.

In addition, many of BHMS’ key investment personnel have a long-term incentive compensation plan in the form of an equity interest in BHMS.

Wellington Management Company LLP (“Wellington Management”), 280 Congress Street, Boston, Massachusetts 02210, is the Sub-adviser for an allocated portion of the Large Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years.  For its services as a Sub-adviser, Wellington Management is entitled to receive a fee from the Large Cap Value Fund.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2017.  Asset amounts are approximate and have been rounded.

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	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets inthe Accounts
All Accounts
Donald Kilbride	13	$42.7 billion	6	$348.6 million	18	$2.4 billion
Accounts Subject to Performance Fees
Donald Kilbride	1	$32.0 billion	0	$0	2	$392.3 billion

As of June 30, 2017, the above-listed portfolio manager did not beneficially own any shares of the Fund.

Material Conflicts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Mr. Kilbride generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Large Cap Value Fund. Mr. Kilbride makes investment decisions for each account, including the Large Cap Value Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, Mr. Kilbride may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Large Value Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Large Cap Value Fund.

Mr. Kilbride or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Large Cap Value Fund, or make investment decisions that are similar to those made the Large Cap Value Fund, both of which have the potential to adversely impact the Large Cap Value Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly Mr. Kilbride may purchase the same security for the Large Cap Value Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Large Cap Value Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Large Cap Value Fund.

Mr. Kilbride also manages accounts which pay performance allocations to Wellington Management or its affiliates.  Because incentive payments paid by Wellington Management to Mr. Kilbride are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by Mr. Kilbride.  Finally, Mr. Kilbride may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

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Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

Wellington Management receives a fee based on the assets under management of the Large Cap Value Fund as set forth in the investment sub-advisory agreement among Wellington Management, the Adviser, and the Large Cap Value Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Large Cap Value Fund. The following information is as of June 30, 2017.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Large Cap Value Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Large Cap Value Fund (the “Investment Professional”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Large Cap Value Fund and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Large Cap Value Fund is linked to the gross pre-tax performance of the portion of the Large Cap Value Fund compared to the Russell 1000® Index and/or peer group over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professional, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professional may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Kilbride is a Partner.
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Small/Mid Cap Growth Fund

Eagle Asset Management, Inc. (“Eagle”), 880 Carillon Parkway, St Petersburg, Florida 33716, is the Sub-adviser for an allocated portion of the Small/Mid Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. (NYSE “RJF”). For its services as a Sub-adviser, Eagle is entitled to receive a fee from the Small/Mid Cap Growth Fund.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information is shown as of June 30, 2017.  Asset amounts are approximate and have been rounded. None of the accounts listed below are subject to a performance-based advisory fee.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Charles Schwartz, CFA	2	$302.4 million	0	$0	1,678	$528.5 million
Betsy Pecor, CFA	2	$302.4 million	0	$0	1,678	$528.5 million
Matt McGeary, CFA	2	$302.4 million	0	$0	1,678	$528.5 million

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities.  Eagle has adopted policies and procedures designed to address these potential material conflicts.  For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients.  In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under the firm’s Code of Ethics.
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Compensation

Eagle seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Portfolio Manager compensation is reviewed and may be modified periodically as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Investment professionals receive a base salary and deferred compensation along with a variable bonus based on revenues on accounts under management and various other variable forms of compensation, including stock options and an executive benefit plan. Eagle has created a compensation plan that provides its investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle. The investment professionals are compensated as follows:

● All portfolio managers are paid base salaries,
● Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term,
● Additional deferred compensation plans, including restricted stock awards and stock option programs, may be provided to key investment professionals, and
● All portfolio managers generally are eligible to receive benefits from Eagle’s parent company including health care and other insurance benefits, a 401(k) plan, profit sharing, Long-Term Incentive Plan, Employee Stock Option Plan and Employee Stock Purchase Plan.

Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of funds and managed accounts relative to benchmarks and peer groups.  Each portfolio manager is evaluated based on the composite performance of funds and accounts in each strategy for which the individual serves on the portfolio management team. Periods evaluated include the 1, 3, 5 and 10 year (or since inception) periods for relevant strategies. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager’s contribution or responsibility to the team.  This weighting process may be based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over their fund(s).  A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than their fund(s). Eagle has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

Mr. Schwartz’s, Ms. Pecor’s and Mr. McGeary’s benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Russell 2000® Index for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.

ClearBridge Investments, LLC (“ClearBridge”), 620 8th Avenue, 48th Floor, New York, New York 10018, is the Sub-adviser for an allocated portion of the Small/Mid Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser.   ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.  For its services as a Sub-adviser, ClearBridge is entitled to receive a fee from the Small/Mid Cap Growth Fund.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2017.  Asset amounts are approximate and have been rounded.
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	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Brian Angerame	5	$4.7 billion	2	$211.9 million	1,888	$627.2 million
Derek Deutsch, CFA	6	$4.7 billion	4	$489.3 million	1,914	$640.6 million
Aram Green	5	$5.1 billion	3	$217.1 million	557	$211.0 million
Jeffrey Russell, CFA	4	$5.1 billion	2	$211.9 million	557	$211.0 million
Accounts Subject to Performance Fees
Brian Angerame	1	$1.8 billion	0	$0	1	$433.8 million
Derek Deutsch, CFA	1	$1.8 billion	0	$0	1	$433.8 million
Aram Green	1	$1.8 billion	0	$0	0	$0
Jeffrey Russell, CFA	1	$1.8 billion	0	$0	0	$0

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

Potential conflicts of interest may arise when the Small/Mid Cap Growth Fund's portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Small/Mid Cap Growth Fund’s portfolio managers.

ClearBridge has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for ClearBridge and its employees. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.  ClearBridge has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

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Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, ClearBridge has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to ClearBridge) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Compensation

Portfolio Manager Compensation Structure

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation.  Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation.  In addition to base compensation managers may receive discretionary compensation. Discretionary compensation can include a cash incentive award and ClearBridge’s Deferred Incentive Plan (CDIP).

The CDIP is a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product. For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.
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ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

The CDIP can be Legg Mason Restricted Stock Deferral, a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock, or Legg Mason Restricted Stock and Stock Option Grants, a discretionary program that may be utilized as part of the total compensation program. The Legg Mason restricted stock deferral is paid out to employees in shares subject to vesting requirements. Legg Mason restricted stock and stock option grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;
● Overall firm profitability and performance;
● Amount and nature of assets managed by the portfolio manager;
● Contributions for asset retention, gathering and client satisfaction;
● Contribution to mentoring, coaching and/or supervising;
● Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis; and/or
● Market compensation survey research by independent third parties

Champlain Investment Partners, LLC (“Champlain”), 180 Battery Street, Suite 400, Burlington, Vermont 05401, is the Sub-adviser for an allocated portion of the Small/Mid Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser.  Champlain is 100% owned by current and retired employees.  For its services as a Sub-adviser, Champlain is entitled to receive a fee from the Small/Mid Cap Growth Fund.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below.  Information is shown as of June 30, 2017.  Asset amounts are approximate and have been rounded.
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	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Scott Brayman	6	$4.8 billion	3	$801.0 million	62	$2.2 billion
Corey Bronner	6	$4.8 billion	3	$801.0 million	62	$2.2 billion
Joseph Caligiuri	6	$4.8 billion	3	$801.0 million	62	$2.2 billion
Joseph Farley	6	$4.8 billion	3	$801.0 million	62	$2.2 billion
Erik Giard-Chase	6	$4.8 billion	3	$801.0 million	62	$2.2 billion
Accounts Subject to Performance Fees
Scott Brayman	0	$0	0	$0	8	$242.3 million
Corey Bronner	0	$0	0	$0	8	$242.3 million
Joseph Caligiuri	0	$0	0	$0	8	$242.3 million
Joseph Farley	0	$0	0	$0	8	$242.3 million
Erik Giard-Chase	0	$0	0	$0	8	$242.3 million

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

Research.  Champlain obtains research and information services in exchange for client brokerage commissions; these services include third party research, Champlain attendance at broker-sponsored industry conferences and soft dollar payments for data feeds and other analytical services. Clients may pay commissions higher than those obtainable from other brokers in return for these products and services.  Client accounts generate varying amounts of commissions and soft dollar credits based on account size, cash flows, and other factors that arise in the management of individual accounts. There may be some clients that receive soft dollar benefits that do not generate any soft dollar credits themselves.

Trade Allocation.  Champlain seeks to manage potential conflicts of interest via the following: (i) where a potential transaction would benefit more than one client, trades will be bunched where advantageous and allocated pro rata until all participating accounts have been satisfied, or by some other means deemed fair under the circumstances. The firm uses a trading system that facilitates the automated accomplishment of this fair allocation, and the trader instructs the system to adjust the allocation to minimize odd lots. Allocations may not be pro-rata due to individual account restrictions. This may result in a slightly larger allocation in permitted securities to those accounts than would otherwise be warranted by the account assets or no allocation at all if the security violates account guidelines. Also, cash flows in particular accounts may be considered when allocating investment opportunities; and (ii) the firm ensures its Code of Ethics provisions on personal securities trading are followed so that personal trading by employees does not interfere with trading on behalf of clients.

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Compensation

All associates and partners have a base salary, along with participation in a discretionary bonus plan. The discretionary bonus is distributed based on individual contribution and overall firm performance. In addition, partners participate in pre-tax profit distributions. The majority of compensation for partners is the distribution of profits and the discretionary bonus plan, aligning both short and long term interests with those of clients. Messrs. Brayman, Bronner, and Farley are partners.

Stephens Investment Management Group, LLC (“SIMG”), 111 Center Street, Suite 2110, Little Rock, Arkansas 72201, is the Sub-adviser for an allocated portion of the Small/Mid Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser. SIMG is a subsidiary of Stephens Investments Holdings LLC. For its services as a Sub-adviser, SIMG is entitled to receive a fee from the Fund.

Other Accounts Managed by Portfolio Managers . The table below identifies, for the portfolio manager, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2017 . Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Ryan Crane, CFA	3	$2.5 billion	0	$0	48	$1.5 billion
Accounts Subject to Performance Fees
Ryan Crane, CFA	1	$1.8 billion	0	$0	1	$24.7 million

As of June 30, 2017, the above-listed portfolio manager did not beneficially own any shares of the Fund.

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Material Conflicts

SIMG manages a number of separate accounts and three other registered investment companies that utilize similar investment strategies as the Small/Mid Cap Growth Fund. Most of these separate accounts are charged an asset-based fee by SIMG, but two of the accounts are charged a performance fee. One investment company account pays SIMG an asset based fee plus or minus a performance adjustment. The performance adjustment is based on the cumulative total return of the assets managed by SIMG relative to the fund’s benchmark. One separate account managed by SIMG pays SIMG an asset based fee plus a performance component. The performance component is computed pursuant to a formula and is based on the performance of the account compared to the relevant benchmark.

The firm has established policies and procedures to address the potential conflicts of interest inherent in managing portfolios for multiple clients. These policies and procedures are designed to prevent and detect favorable treatment of one account over another and include policies for allocating trades equitably across multiple accounts, monitoring the composition of client portfolios to ensure that each reflects the investment profile of the client, and reviewing the performance of accounts of similar styles. Additionally, each employee of SIMG is bound by its Code of Ethics, which establishes policies and procedures designed to ensure the clients’ interests are placed before those of an individual or the firm.

Compensation

All SIMG portfolio managers receive compensation in the form of a fixed salary and performance bonus. The performance bonus can represent a significant portion of the total compensation. The amount of a portfolio manager’s bonus is a function of SIMG products’ asset-weighted one-, three-, and five-year pre-tax performance relative to the appropriate benchmark and peer group. Portfolio managers with sector specific responsibilities receive a portion of their bonus based on performance contribution and attribution analysis based on each individual’s performance within their respective sectors. Mr. Crane’s bonus as team leader is more a function of the product’s performance (in the manner described above) and less sensitive to individual stock picks. His bonus also has a subjective portion that is related in part to SIMG’s level of profitability. All SIMG portfolio managers are shareholders of Class B shares of SIMG and receive a portion of the overall net profits of SIMG. Performance is measured over the most recent calendar year

Small/Mid Cap Value Fund

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), located at 600 Travis Street, Houston, Texas  77002, is the Sub-adviser for an allocated portion of the Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser.  Vaughan Nelson is a wholly-owned subsidiary of Natixis Global Asset Management, L.P.  For its services as a Sub-adviser, Vaughan Nelson is entitled to receive a fee from the Small/Mid Cap Value Fund.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Small/Mid Cap Value Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2017.  Asset amounts are approximate and have been rounded.

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	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Dennis G. Alff, CFA	9	$2.4 billion	4	$125.8 million	370	$6.5 billion
Chad D. Fargason, Ph.D.	9	$2.4 billion	4	$125.8 million	370	$6.5 billion
Chris D. Wallis, CFA	9	$2.4 billion	4	$125.8 million	370	$6.5 billion
Scott J. Weber, CFA	9	$2.4 billion	4	$125.8 million	370	$6.5 billion
Accounts Subject to Performance Fees
Dennis G. Alff, CFA	0	$0	0	$0	16	$507.2 million
Chad D. Fargason, Ph.D.	0	$0	0	$0	16	$507.2 million
Chris D. Wallis, CFA	0	$0	0	$0	16	$507.2 million
Scott J. Weber, CFA	0	$0	0	$0	16	$507.2 million

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

At Vaughan Nelson, conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Small/Mid Cap Value Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Vaughan Nelson has adopted policies and procedures to mitigate the effects of these conflicts. A conflict of interest also may arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Small/Mid Cap Value Fund, or sells a stock for some accounts while buying the stock for others.  Another conflict which exists is the use of client commissions where a commission is paid to a broker or dealer that provides brokerage and/or research services in excess of the commission that would be charged by another broker or dealer for merely executing the same transaction (“soft dollar arrangements.

Compensation

The compensation program at Vaughan Nelson is designed to align the interests of portfolio management professionals with the interests of clients and Vaughan Nelson by retaining top-performing employees and creating incentives to enhance Vaughan Nelson’s long-term success.

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Compensation of portfolio management professionals includes a fixed base salary, a variable bonus and deferral plan and a contribution to the firm’s retirement plan.

All portfolio management professionals (at the discretion of the Compensation Committee of the Vaughan Nelson Board) participate in the variable bonus and deferral plan component which, as a whole, is based upon a percentage of Vaughan Nelson’s net profit. Each portfolio management professional’s participation in the variable bonus and deferral plan is based upon many factors, including but not limited to:

•	Performance of the strategy managed (both absolute and relative to peers)
•	Amount of revenue derived from the strategy managed
•	Contribution to the development and execution of the firm’s investment philosophy and process
•	Participation and effectiveness in performing client service activities and marketing initiatives

The degree to which any one factor influences participation in the bonus pool will vary between individuals and over time. A portion of the variable bonus is subject to deferral and each participant has the option to invest the deferral into Vaughan Nelson managed product(s) while it vests. Each year’s deferral is paid out over a period of three years. Payments are conditioned upon compliance with non-compete and non-solicitation arrangements.

The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to the Internal Revenue Service limits) and such percentage is the same for all firm personnel. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.

There is no distinction for purposes of compensation between the Small/Mid Cap Value Fund and any other accounts managed.

Boston Partners Global Investors, Inc. (“Boston Partners”),

909 Third Avenue, New York, New York 10022, is the Sub-adviser for an allocated portion of the Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser.  Boston Partners is a wholly owned subsidiary of Robeco Group N.V., a Dutch global investment management company (“Robeco Group”). Robeco Group is majority owned by ORIX Corporation, a diversified financial services company based in Japan.  For its services as a Sub-adviser, Boston Partners is entitled to receive a fee from the Small/Mid Cap Value Fund.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below.  Information is shown as of June 30, 2017. Asset amounts are approximate and have been rounded.

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	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Steven Pollack, CFA	5	$17.2 billion	2	$2.4 billion	28	$2.7 billion
Accounts Subject to Performance Fees
Steven Pollack, CFA	0	$0	0	$0	1	$20 million

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

Potential Conflicts of Interest. Investment decisions for the Small/Mid Cap Value Fund’s portfolio are made in conjunction with decisions for other accounts and/or funds for the same strategy. Boston Partners recognizes that potential conflicts may arise with respect to the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds, separately managed accounts of high net worth individuals and institutional investors, and the other funds. These risks include, but may not be limited to: differing fee structures (including performance based fees), differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices. Private investment partnerships, registered funds and separately managed accounts are generally invested pari passu thus mitigating many of the perceived risks associated with simultaneous management if possible. Additionally, the Compliance Department has developed comprehensive monitoring policies and procedures designed to mitigate any actual or perceived conflicts.

Compensation

All investment professionals receive a compensation package comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through our bonus program, key investment professionals are rewarded primarily for strong investment performance.

Typically, bonuses are based upon a combination of one or more of the following four criteria:

1.	an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;
2.	performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;
3.	the financial results of the investment group; and
4.	the overall financial performance of Boston Partners.

We retain professional compensation consultants with asset management expertise to periodically review our practices to ensure that they remain highly competitive.

Boston Partners offers a profit participation plan focused on the firm’s investment professionals whereby participants receive the equivalent of an equity stake in the firm.  The incentive plan provides for the issuance of restricted shares and options that vest over multi-year periods.

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LSV Asset Management (“LSV”), 155 North Wacker Drive, Suite 4600, Chicago, IL 60606, is the Sub-adviser for an allocated portion of the Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser. LSV is a Delaware general partnership between LSV’s current and former employees and management team (61%) and SEI Funds, Inc. (39%), a wholly-owned subsidiary of SEI Investments Company.  Both SEI Funds, Inc. and SEI Investments Company are located at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. For its services as a Sub-adviser, LSV is entitled to receive a fee from the Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for the portfolio managers, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of the fees for these accounts are based on account performance, this information is reflected below. Information is shown as of June30, 2017. Asset amounts are approximate and have been rounded. As of June 30, 2017, no portfolio manager beneficially owned any shares of the Fund.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Josef Lakonishok	37	$19.3 billion	64	$22.9 billion	444	$63.0 billion
Menno Vermeulen	37	$19.3 billion	64	$22.9 billion	444	$63.0 billion
Puneet Mansharamani	37	$19.3 billion	64	$22.9 billion	444	$63.0 billion
Greg Sleight	37	$19.3 billion	64	$22.9 billion	444	$63.0 billion
Guy Lakonishok	37	$19.3 billion	64	$22.9 billion	444	$63.0 billion
Accounts Subject to Performance Fees
Josef Lakonishok	0	0	9	$1.1 billion	44	$9.4 billion
Menno Vermeulen	0	0	9	$1.1 billion	44	$9.4 billion
Puneet Mansharamani	0	0	9	$1.1 billion	44	$9.4 billion
Greg Sleight	0	0	9	$1.1 billion	44	$9.4 billion
Guy Lakonishok	0	0	9	$1.1 billion	44	$9.4 billion

Material Conflicts

The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts.  Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities.  LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the Forensic Testing Committee, consisting of the Chief Compliance Officer, Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and allocation of partially-filled block trades.

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Compensation

Messrs. J. Lakonishok, Vermeulen, Mansharamani, Sleight and G. Lakonishok receive a fixed base salary and bonus which is a function of overall firm profitability and individual performance.  Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group.    In addition, each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests.

Silvercrest Asset Management Group LLC (“Silvercrest”), 1330 Avenue of the Americas, 38th Fl., New York, New York 10019, is the Sub-adviser for an allocated portion of the Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser.  Silvercrest is a wholly-owned subsidiary of Silvercrest L.P., which is a limited partnership minority-owned by Silvercrest employees and a majority-interest owned by publically-held Silvercrest Asset Management Group Inc.  For its services as a Sub-adviser, Silvercrest is entitled to receive a fee from the Small/Mid Cap Value Fund.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below.  Information is shown as of June 30, 2017.  Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Roger W. Vogel	1	$256.2 million	0	$0	1,819	$8.2 billion
Accounts Subject to Performance Fees
Roger W. Vogel	0	$0	0	$0	1	$109.7 million

As of June 30, 2017, the above-listed portfolio manager did not beneficially own any shares of the Fund.

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Material Conflicts

The portfolio manager for the Small/Mid Cap Value Fund manages multiple accounts, including the Small/Mid Cap Value Fund. Conflicts of interest may arise where the structure of financial or other benefits available to the portfolio manager differs among these accounts. The portfolio manager may advise other pooled investment vehicles that pay a performance-based advisory fee. This may create an incentive to favor such vehicles over other accounts advised by the portfolio manager. In addition, the portfolio manager may devote unequal time and attention to the funds and accounts for which he provides investment advice. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he were to devote substantially more attention to a single fund. The portfolio manager makes decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. The portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Small/Mid Cap Value Fund, or make investment decisions that are similar to those made for the Small/Mid Cap Value Fund, both of which have the potential to adversely affect the price paid or received by the Small/Mid Cap Value Fund or the size of the security position obtainable for the Small/Mid Cap Value Fund. If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Small/Mid Cap Value Fund’s ability to take full advantage of the investment opportunity. Silvercrest has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Compensation

Compensation for the portfolio manager listed above includes an annual fixed based salary and potential incentive compensation up to a pre-determined fixed rate. The incentive compensation is primarily based on assets under management and composite portfolio performance relative to the relevant benchmark index over a rolling two-year period. The relevant index for the Small/Mid Cap Value Fund is the Russell 2000® Value Index. Additional incentive consideration may be awarded for professional development and contribution to the organization’s broader performance metrics.

Advisory Research, Inc. (“Advisory Research”), 180 N Stetson Avenue, Suite 5500, Chicago, Illinois 60601, is the Sub-adviser for an allocated portion of the Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser.  Advisory Research is a Delaware corporation, a wholly owned subsidiary of Piper Jaffray Companies and a registered investment advisor.    For its services as a Sub-adviser, Advisory Research is entitled to receive a fee from the Small/Mid Cap Value Fund.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  None of the accounts listed below are subject to a performance-based advisory fee. Information is shown as of June 30, 2017.  Asset amounts are approximate and have been rounded.
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	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Matthew Swaim	2	$23.3 million	6	$292.5 million	181	$778.3 million
James Langer	3	$33.1 million	6	$292.5 million	182	$818.6 million
Bruce Zessar	3	$33.1 million	5	$268.9 million	182	$818.6 million
Chris Harvey	2	$23.3 million	5	$268.9 million	181	$778.3 million

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other account. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund. Advisory Research has adopted a policy to provide for fair and equitable treatment of all client accounts, and periodically reviews such policy.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Advisory Research has adopted procedures for allocating portfolio transactions across multiple accounts.

Advisory Research determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Advisory Research acts as advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Advisory Research may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

Advisory Research has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
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Compensation

Each portfolio manager is paid a competitive salary and an annual bonus from a formula-based incentive pool created for the U.S. Value team. In addition to the salary and bonus paid, each portfolio manager is offered a comprehensive and competitive benefits program. Portfolio manager incentive compensation is tied to revenue generated by the U.S. Value Team products and not to the performance of the investment strategy employed for the Fund or other clients of the U.S. Value Team.

Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, and International Equity Fund

BlackRock Investment Management, LLC (“BlackRock”), located at 1 University Square Drive, Princeton, New Jersey 08540, is the Sub-adviser for an allocated portion of the Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund and International Equity Fund pursuant to a Sub-advisory Agreement with the Adviser. BlackRock is a wholly owned subsidiary of BlackRock, Inc.  For its services as a Sub-adviser, BlackRock is entitled to receive a fee from the Funds of which it manages an allocated portion.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts listed below are subject to a performance-based advisory fee. Information is shown as of June 30, 2017.  Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Large Cap Growth Fund
Rachel M. Aguirre	90	$113.6 billion	147	$526.6 billion	129	$490.3 billion
Creighton Jue	79	$102.2 billion	62	$61.27 billion	46	$32.97 billion
Alan Mason	368	$1 trillion	832	$616.7 billion	549	$558.7 billion
Greg Savage	175	$672.7 billion	85	$29.13 billion	10	$2.89 billion
Large Cap Value Fund
Rachel M. Aguirre	90	$112.3 billion	147	$526.6 billion	129	$490.3 billion
Creighton Jue	79	$101.8 billion	62	$61.27 billion	46	$32.97 billion
Alan Mason	368	$1 trillion	832	$616.7 billion	549	$558.7 billion
Greg Savage	175	$672.7 billion	85	$29.13 billion	10	$2.89 billion
Small/Mid Cap Growth Fund
Rachel M. Aguirre	90	$113.2 billion	147	$526.6 billion	129	$490.3 billion
Creighton Jue	79	$101.9 billion	62	$61.27 billion	46	$32.97 billion
Alan Mason	368	$1 trillion	832	$616.7 billion	549	$558 billion
Greg Savage	175	$672.5 billion	85	$29.13 billion	10	$2.89 billion
Small/Mid Cap Value Fund
Rachel M. Aguirre	90	$112.0 billion	147	$526.6 billion	129	$490.3 billion
Creighton Jue	79	$102.0 billion	62	$61.27 billion	46	$32.97 billion
Alan Mason	368	$1 trillion	832	$616.7 billion	549	$558 billion
Greg Savage	175	$672.5 billion	85	$29.13 billion	10	$2.89 billion
International Equity Fund
Rachel M. Aguirre	90	$113.6 billion	147	$526.6 billion	129	$490.3 billion
Creighton Jue	79	$102.2 billion	62	$61.27 billion	46	$32.97 billion
Alan Mason	368	$1 trillion	832	$616.7 billion	549	$558 billion
Greg Savage	175	$672.5 billion	85	$29.13 billion	10	$2.89 billion

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As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Funds.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to a Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to a Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to a Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.   It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees.  Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.  Currently, the portfolio managers of these funds are not entitled to receive a portion of incentive fees of other accounts.

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As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.   In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable.  The performance of Ms. Aguirre and of Messrs. Jue, Mason, and Savage is not measured against a specific benchmark.

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

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Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.  Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash.  Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the inventive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.

International Equity Fund

Baillie Gifford Overseas Limited (“Baillie Gifford Overseas”), Calton Square, 1 Greenside Row, Edinburgh, Scotland, EH1 3AN, is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser.  Baillie Gifford Overseas is a wholly owned subsidiary of Baillie Gifford & Co. (“Baillie Gifford”), which is a partnership controlled by its working partners.  For its services as a Sub-adviser, Baillie Gifford Overseas is entitled to receive a fee from the Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2017.  Asset amounts are approximate and have been rounded.

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	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Gerard Callahan	5	$1.56 billion	3	$493 million	36	$12.10 billion
Joe Faraday	5	$1.56 billion	1	$73 million	32	$11.79 billion
Iain Campbell	5	$1.56 billion	2	$237 million	37	$12.08 billion
Tom Walsh	5	$1.56 billion	3	$595 million	33	$12.63 billion
Moritz Sitte	5	$1.56 billion	3	$595 million	33	$12.63 billion
Accounts Subject to Performance Fees
Gerard Callahan	0	$0	0	$0	1	$320 million
Joe Faraday	0	$0	0	$0	1	$320 million
Iain Campbell	0	$0	0	$0	1	$320 million
Tom Walsh	0	$0	0	$0	1	$320 million
Moritz Sitte	0	$0	0	$0	1	$320 million

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest

Baillie Gifford Overseas’ individual portfolio managers may manage multiple accounts for multiple clients, including the Fund. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford Overseas manages potential conflicts between the Fund and other types of accounts through allocation policies and procedures, and internal review processes. Baillie Gifford Overseas has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation

Compensation arrangements within Baillie Gifford Overseas vary depending upon whether the individual is an employee or partner of Baillie Gifford, one of a group of sole owners of Baillie Gifford Overseas. For Baillie Gifford Staff, a portfolio manager’s compensation consists of base salary, bonus, and payments under Baillie Gifford Overseas’ long term incentive program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Baillie Gifford employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Baillie Gifford offers. These plans are structured to provide the same retirement benefits as the standard retirement benefits.
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A portfolio manager’s base salary is determined by the portfolio manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses and is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. A portfolio manager’s bonus is determined by (i) individual and (ii) portfolio-related factors, including investment performance, the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. Investment performance is measured over at least three years and is based on performance targets that are set and reviewed annually by the Chief of Investment Staff.  All Bonus Scheme members defer between 20% and 40% of their annual variable remuneration. The proportion of variable remuneration an individual is required to defer is determined by the level of bonus scheme that they are a member of. Awards deferred are held for a period of three years and will be invested in a range of funds managed by Baillie Gifford that broadly reflect the firm’s principal decision making process.

Gerard Callahan is a partner of Baillie Gifford. His remuneration comprises a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits such as pension schemes are not available to partners and therefore partners provide for benefits from their own personal funds.

Edinburgh Partners Limited (“Edinburgh Partners”), 27-31 Melville Street, Edinburgh, Scotland EH3 7JF, is the sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser.  Edinburgh Partners Limited is a private company limited by shares which is 74% owned by its employees and their connected persons, with the balance held by external investors, including a Scottish financial institution and a private equity investor who were initial investors in the firm. The executive directors are Dr. Sandy Nairn and Kenneth Greig.  All investment partners own equity in the firm, along with senior staff across the organization. For its services as a Sub-adviser, Edinburgh Partners is entitled to receive a fee from the Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below.  Information is shown as of June 30, 2017.  Asset amounts are approximate and have been rounded.

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	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Anthony Mather	0	0	0	0	2	$548 million
Dr. Sandy Nairn	1	$3.2 billion	1	$140 million	2	$306 million
Accounts Subject to Performance Fees
Anthony Mather	0	0	0	0	0	$0
Dr. Sandy Nairn	1	$3.2 billion	0	0	0	$0

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest

Edinburgh Partners has identified a number of possible areas for conflicts to arise and these are documented in the firm’s conflict matrix. The matrix is reviewed annually by the Operational Management Committee. In addition, the Regulatory and Operational Risk Department conducts monitoring activity over a number of potential conflicts and their controls.
The material conflicts identified are as follows:
1.	Staff being in possession of material non-public information.
2.	Staff may hold positions in shares which are also held by clients. This could lead to staff “front running” client orders (i.e. dealing personally ahead of orders being placed for clients).
3.	Investing client portfolios in connected investment trusts or collective investment schemes.
4.	Excessive turnover for performance fee clients.
5.	Inducements to or from staff.
6.	Bribery and/or corruption of staff.
7.	Aggregation and allocation of client orders.
8.	Cross transactions.
9.	Performance fee versus fixed fee.
10.	Soft dollars

Compensation

Investment Partners are remunerated through a base salary and a discretionary annual bonus payment. It is designed to reward and retain high-performing and motivated employees consistent with the long term financial performance of the firm. The scheme is wholly discretionary. Bonuses will be awarded only when there are available profits to do so and will be based on measurable individual performance.

There are a number of factors which are considered when determining the percentage award made to individual employees such as overall appraisal rating, underlying investment performance, fund investment return and number of stock recommendation returns.

In addition to the above there is an additional deferred bonus scheme for which partners form part of the eligible employee pool. Any sums awarded through this scheme may be deferred over three years, in accordance with the vesting schedule as amended from time to time, with the facility to downwardly adjust the amount vesting each year depending on the profitability of the firm.

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Manning & Napier Advisors, LLC (“Manning & Napier”), 290 Woodcliff Drive, Fairport, New York 14450, is the sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser.  Manning & Napier was founded in 1970.  Manning & Napier Group, LLC (“Manning & Napier Group”) owns 100% of the outstanding interests in Manning & Napier and acts as the sole managing member of Manning & Napier. Manning & Napier, Inc., a publicly traded company (ticker symbol “MN”), acts as the sole managing member of Manning & Napier Group. Mr. William Manning controls Manning & Napier, Inc. by virtue of his majority ownership of its voting securities and therefore, also controls Manning & Napier Group and Manning & Napier.  For its services as a Sub-adviser, Manning & Napier is entitled to receive a fee from the Fund.

Other Accounts Managed by Portfolio Team Members.

The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2017. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Ebrahim Busheri	7	$5.1 billion	7	$2.7 billion	5,568	$14.2 billion
Jeffrey W. Donlon	3	$1.7 billion	2	$284 million	164	$2.2 billion
Marc Tommasi	6	$5.0 billion	7	$2.7 billion	5,539	$13.5 billion
Accounts Subject to Performance Fees
Ebrahim Busheri	0	$0	0	$0	2	$140 million
Jeffrey W. Donlon	0	$0	0	$0	2	$140 million
Marc Tommasi	0	$0	0	$0	2	$140 million

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest

Manning & Napier’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. Manning & Napier may, for example, have an incentive to favor accounts with higher fees or performance-based fees in the allocation of investment opportunities. However, Manning & Napier has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.  For the Manning & Napier Fund, Inc., other pooled investment vehicles, and Other Accounts that have authorized it to do so, Manning & Napier trades equities on an aggregate basis to increase efficiency of execution. They use a computer generated allocation methodology utilizing either a random or pro rata based methodology to objectively assign the order of execution among accounts. Each account that participates in an aggregated order on a particular execution will participate at the average security price with all transaction costs shared on a pro-rata basis.

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Manning & Napier’s trading function for equities is separate from its research function; that is, the individuals recommending and approving security purchases are not the same individuals responsible for executing the trades.  Traders exercise individual discretion in order to get Manning & Napier’s clients the best possible execution on trades, but guidelines as to security, position size, and price are set by the analysts recommending the security. Proprietary and third-party reporting systems monitor implementation of trading programs across the account base. To remove the incentive for unauthorized trading and speculation in client accounts, traders are not compensated for profits generated, since investment directives are issued from outside the trading area and then merely implemented by the traders. In addition, the compensation program for individuals recommending securities purchases is based on the returns of the particular security recommended, rather than on the performance of any individual account.

Compensation

Manning & Napier’s equity analyst compensation is provided in two basic forms: a fixed base salary and bonuses. Bonuses may be several times the level of base salary for successful analysts. The analyst bonus system has been established to provide a strong incentive for analysts to make investment decisions in the best interest of clients.

Manning & Napier has a bonus system based on the performance of individual securities and/or the overall performance of the portfolio.  In the analyst bonus system, the gains/losses of securities recommended and reviewed by an analyst are measured over various time periods and compared to one or more hurdles, including both absolute return hurdles (e.g., 0% or positive returns) and benchmark-relative return hurdles.   A bonus rate is established for each time period based upon the number of hurdles surpassed by the analyst. The bonus rate could result in a negative, zero, or positive bonus for the period, generally depending upon whether no hurdles, one hurdle, or multiple hurdles are surpassed by an analyst. Bonuses are calculated by multiplying the analyst’s total gain/loss and the bonus rate for each time period and summed over the time periods. If this calculation results in a negative bonus (e.g., returns below 0% and the benchmark index), then the negative is carried forward until the analyst achieves a positive bonus to offset the negative balance. In total, the bonus system provides incentives to pursue both downside protection and competitive returns versus benchmarks. In addition, members of the Portfolio Management Teams may receive bonuses based on the performance of the portfolio as a whole, based on the methodology described above.

Additional compensation may be provided to certain research analysts at the discretion of the Director of Investments. Also, certain employees may be selected to purchase equity in Manning & Napier based upon a combination of performance and tenure. Equity ownership in Manning & Napier represents an important incentive for senior investment professionals and serves as another method to align the long-term interest of employees with the best interest of its clients.

Mondrian Investment Partners Limited (“Mondrian”), 10 Gresham Street, Fifth Floor, London EC2V 7JD, is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser.  Mondrian is employee-owned.  Ownership of the partnership is widely spread among employees. For its services as a Sub-adviser, Mondrian is entitled to receive a fee from the Fund.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below.  Information is shown as of June 30, 2017.  Asset amounts are approximate and have been rounded.
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	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Elizabeth Desmond	6	$3.1 billion	5	$1.1 billion	20	$7.6 billion
Nigel Bliss	5	$2.7 billion	4	$6.4 billion	10	$4.3 billion
Alex Simcox	2	$791 million	3	$5.8 billion	21	$7.5 billion
Steven Dutaut	2	$791 million	4	$6.9 billion	13	$8.2 billion
Accounts Subject to Performance Fees
Elizabeth Desmond	0	$0	0	$0	1	$310 million
Nigel Bliss	0	$0	0	$0	0	$0
Alex Simcox	0	$0	0	$0	1	$310 million
Steven Dutaut	0	$0	0	$0	0	$0

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Mondrian does not foresee any material conflicts of interest that may arise in the management of the Fund and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are put ahead of Mondrian’s own interests or those of its employees and directors:

•	Access to non-public information
•	Allocation of aggregated trades
•	Allocation of investment opportunities
•	Allocation of new issue opportunities
•	Broker/dealer selection and allocation
•	“Cherry picking” (inappropriate attempts to improve the appearance of portfolio performance)
•	Client order priority – trading across mandates
•	Client order priority – directed and restricted brokers
•	Dealing in investments as agent for more than one party
•	Dealing in investments as principal in connection with the provision of seed capital for Mondrian sponsored Limited Partnerships and other Mondrian Funds
•	Directorships and external business arrangements
•	Dual agency (cross trades)
•	Employee remuneration
•	Employee personal account dealing
•	Employee personal charitable giving
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•	Employee personal political giving
•	Error resolution
•	Gifts and entertainment
•	Investment in shares issued by companies who are clients of Mondrian
•	Management of investment capacity
•	Marketing materials
•	Most favored nation fee arrangements
•	Performance fees
•	Personal conflicts of interest
•	Placement agents and pay to play
•	Portfolio holdings disclosure
•	Portfolio pumping (price manipulation to improve portfolio performance)
•	Pricing and valuation
•	Product allocation
•	Proxy voting
•	Relationships with consultants
•	“Step out trades” (where a broker shares commission with a third party)
•	Transactions with affiliated brokers (Mondrian does not have any affiliated brokers)
•	“Window dressing” (inappropriate attempts to improve the appearance of portfolio performance)

Mondrian’s Compliance Monitoring Program incorporates periodic reviews of areas where the above listed conflicts of interest might arise. Compliance with Mondrian’s policies and procedures is monitored using exception reporting, as well as regular review, testing, and evaluation of the appropriateness of the procedures.

Any apparent violations of the above procedures will be investigated and reported to the Chief Compliance Officer, who will determine any action necessary.

Any material findings would be reported to senior management and the Mondrian Compliance & Risk Committee (a sub-committee of the Company’s Board) and, where required, any relevant Regulator.

Compensation

Mondrian’s compensation program is designed to enable it to retain and motivate a team of high quality employees with both attractive shorter term remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of clients and the company.  Compensation is not based on the performance of specific funds or accounts managed.   Mondrian’s compensation program includes:

Competitive Salary. All investment professionals are remunerated with a competitive base salary.

Profit Sharing Bonus Pool. All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

Equity Ownership. Mondrian is 100% employee controlled. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business. Equity value is built up over many years with long vesting periods and the value of any individual’s equity is normally paid out in instalments over a number of years post an agreed retirement from the firm.  This is a (very) long term incentive plan directly tied to the long term equity value of the firm.

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Incentives (Bonus and Equity Programs) therefore focus on the key areas of a) research quality, b) long-term and short-term investment performance of securities that are bought or sold in the groups of portfolios for which the investment professional has research responsibility, c) teamwork, d) client service and e) marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation to these factors and of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system.  This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Remuneration Committee: In determining the amount of bonus and equity awarded, Mondrian’s Board of Directors consults with the company’s Remuneration Committee, who will make recommendations based on a number of factors including investment research, investment performance contribution, organization management, team work, client servicing and marketing.

Pzena Investment Management, LLC (“Pzena”), 320 Park Avenue, 8th Floor, New York, New York 10022, is the Sub-adviser for an allocated portion of the International Equity Fund pursuant to a Sub-advisory Agreement with the Adviser. Pzena is a Delaware limited liability company controlled by Pzena Investment Management, Inc., also located at 320 Park Avenue, 8th Floor, New York, New York 10022. For its services as a Sub-adviser, Pzena is entitled to receive a fee from the Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares . The table below identifies, for the portfolio managers, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are based on account performance, this information is reflected below. Information is shown as of September 30, 2017. Asset amounts are approximate and have been rounded. As of September 30, 2017, no portfolio manager beneficially owned any shares of the Fund.

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	Registered Investment Companies (Excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts (millions)	Number of Accounts	Total Assets in the Accounts(millions)	Number of Accounts	Total Assets in the Accounts (millions)
All Accounts
Caroline Cai	6	$1.38 billion	36	$7.14 billion	39	$8.83 billion
Allison Fisch	6	$1.3 billion	16	$2.83 billion	19	$4.89 billion
John Goetz	6	$1.38 billion	35	$7.13 billion	37	$8.71 billion
Accounts Subject to Performance Fees
Caroline Cai	1	$122.5 million	3	$453.7 million	3	$339.4 million
Allison Fisch	1	$122.5 million	1	$7.2 million	0	$0
John Goetz	1	$122.2 million	3	$453.7 million	3	$339.4 million

Material Conflicts

Pzena does not foresee any conflicts of interest in the management of the Fund and its other accounts. Pzena applies the same value minded philosophy across all of its strategies. Pzena, as a matter of policy and practice, acts as a fiduciary in all client matters, seeks to avoid or resolve conflicts of interest, and meets all regulatory requirements. Standards of business conduct are detailed in Pzena’s Code of Business Conduct and Ethics (“Code of Ethics”). Each employee is responsible to have read, be familiar with, and annually certify compliance with Pzena’s Code of Ethics. There is no conflict of the duties necessary for the Fund and other products. In all cases, Pzena acts as a fiduciary of client assets and accounts and follows its trading policies and procedures.

Compensation

Pzena’s portfolio managers are compensated through a combination of a fixed base salary, performance bonus, and equity ownership, if appropriate, due to superior personal performance. Eligibility for bonus compensation is examined annually by Pzena. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based on Fund performance or assets of the Fund. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that they have made and are likely to make in the future. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking, which is contrary to the firm’s value investment philosophy. Ultimately, the equity ownership is the primary tool used by Pzena for attracting and retaining the best people. This ties personnel to long-term performance as the value of their ownership stake depends on Pzena delivering superior long-term results to investors. All portfolio managers listed are equity owners of Pzena.

WCM Investment Management (“WCM”), 281 Brooks Street, Laguna Beach, California 92651, is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser.  WCM is a corporation organized and headquartered in the State of California.  WCM is 100% employee owned. For its services as a sub-adviser, WCM is entitled to receive a fee from the Fund.

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Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below.  Information is shown as of June 30, 2017.  Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the ccounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Paul Black	18	$7.95 billion	16	$1.7 billion	372	$9.15 billion
Peter Hunkel	18	$7.95 billion	16	$1.7 billion	292	$9.15 billion
Michael Trigg	18	$7.95 billion	16	$1.7 billion	292	$9.15 billion
Kurt Winrich	18	$7.95 billion	16	$1.7 billion	292	$9.15 billion
Accounts Subject to Performance Fees
Paul Black	0	$0	0	$0	5	$769.8 million
Peter Hunkel	0	$0	0	$0	5	$769.8 million
Michael Trigg	0	$0	0	$0	5	$769.8 million
Kurt Winrich	0	$0	0	$0	5	$769.8 million

As of June 30, 2017, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, WCM will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with WCM’s trade allocation policy.

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Compensation

WCM’s compensation practices employ a multi-pronged approach and play an important role in rewarding and retaining key investment professionals. To be clear, compensation arrangements are not determined on the basis of the performance of specific funds or accounts managed.

Base Salaries: all investment professionals receive competitive base salaries reflective of their role and contribution to the team.

Bonuses: Additional compensation comes in the form of bonuses and/or equity distributions.

Being a 100% employee-owned firm, WCM groups its investment professionals into two categories with respect to bonuses and/or equity distributions: Principal Owners (owners of more than the 3% of the firm), and Regular Owners & Others (owners of 0% to 3%).

For Regular Owners & Others, the bulk of this additional cash compensation will be discretionary bonuses. WCM believes that small teams can and do provide better results than “star systems” or “armies of analysts”. Since we also subscribe to that old aphorism, “the whole can be greater than the sum of the parts,” we use a qualitative, discretionary bonus system to incentivize and reward our team members based primarily on their contribution to team results. Individual performance is not ignored, but it does play a subordinate role to team success. These evaluations are made on a regular basis by the research team leaders, utilizing a review system that begins with a return-on-time assessment for each professional and is then reviewed and approved by the firm’s leadership team.

For Principal Owners, all of their cash compensation above the base salary consists of equity distributions, which of course are determined by firm profitability and ownership percentage. All four of the portfolio managers for the Fund fall into this Principal Owner category and together own over 75% of the firm.

Employee Benefit Plan: All employees participate in the WCM Employee Savings Plan [401(k)]. The plan allows employee deferrals and also includes a substantial profit-sharing component determined at each year end.

SERVICE PROVIDERS

Administrator and Fund Accountant

USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Administrator to the Trust pursuant to an administration agreement (the “Administration Agreement”).  USBFS provides certain administrative services to the Trust, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value (“NAV”) and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the portfolio management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

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Pursuant to the Administration Agreement, the Administrator will receive a portion of fees from the Funds as part of a bundled-fees agreement for services performed as Administrator and fund accountant. Payments made under the Administration Agreement for the fiscal years ended June 30, 2015, 2016, and 2017 are as follows.

Fund	2015	2016	2017
Core Bond Fund	$1,225,355	$1,159,152	$1,106,130
Core Plus Bond Fund	N/A(1)	$278,365(3)	$551,758
Municipal Bond Fund	N/A(1)	$156,270(4)	$266,074
Large Cap Growth Fund	$63,346(2)	$344,705	$332,863
Large Cap Value Fund	$51,271(2)	$282,555	$363,802
Small/Mid Cap Growth Fund	$39,306(2)	$234,646	$294,142
Small/Mid Cap Value Fund	$33,191(2)	$179,697	$343,766
International Equity Fund	N/A(1)	$324,511(5)	$482,714
(1)	Not in operation during the period
(2)	For the fiscal period April 27, 2015 (Fund Inception) through June 30, 2015.
(3)	For the fiscal period from July 13, 2015 (Fund Inception) to June 30, 2016.
(4)	For the fiscal period from September 14, 2015 (Fund Inception) to June 30, 2016.
(5)	For the fiscal period from July 6, 2015 (Fund Inception) to June 30, 2016.

USBFS also acts as Transfer Agent and dividend disbursing agent under separate agreements.

Custodian

U.S. Bank National Association is the custodian (the “Custodian”) for the Trust and safeguards and controls the Trust’s cash and securities, determines income and collects interest on Trust investments. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.  USBFS, U.S. Bank National Association, and the Funds’ principal underwriter are affiliated entities under the common control of U.S. Bancorp.  The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

Legal Counsel

Morgan Lewis & Bockius, LLP 1701 Market Street, Philadelphia, PA 19103-2921 serves as legal counsel to the Trust.

Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001, serves as legal counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, located at One North Wacker Drive, Chicago, Illinois 60606, is the Funds’ independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the SEC.
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EXECUTION OF PORTFOLIO TRANSACTIONS AND BROKERAGE

Each Sub-Advisory Agreement states that, with respect to the portion of a Fund managed by each of the Sub-advisers, that Sub-adviser shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that each Sub-adviser shall only direct orders to an affiliated person of that Sub-adviser in accordance with Board-adopted procedures and/or the 1940 Act.  In general, a Sub-adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances.  In selecting a broker-dealer to execute each particular transaction, a Sub-adviser may take the following into consideration, among other things: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty of executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the relevant Fund on a continuing basis.  The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Adviser and the Board may determine, a Sub-adviser shall not be deemed to have acted unlawfully or to have breached any duty created by its Sub-Advisory Agreement with the Fund or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to a Sub-adviser a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if a Sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or each Sub-adviser’s or the Adviser’s overall responsibilities with respect to the applicable Fund or other advisory clients.  Each Sub-adviser is further authorized to allocate the orders placed by it on behalf of the applicable Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of either.  Such allocation shall be in such amounts and proportions as a Sub-adviser shall determine.  Each Sub-adviser shall report on such allocations regularly to the Adviser and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

On occasions when a Sub-adviser deems the purchase or sale of a security to be in the best interest of the relevant Fund as well as other clients of a Sub-adviser, each Sub-adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by a Sub-adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.
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For the fiscal years ended June 30, 2015, 2016, and 2017, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

Fund	2015	2016	2017
Core Bond Fund	$131,197	$167,139	$141,088
Core Plus Bond Fund	N/A(1)	$18,950(3)	$64,861
Municipal Bond Fund	N/A(1)	$333(4)	$812
Large Cap Growth Fund	$549,577(2)	$1,052,680	$1,240,747
Large Cap Value Fund	$574,177(2)	$820,771	$1,292,329
Small/Mid Cap Growth Fund	$319,682(2)	$660,370	$611,769
Small/Mid Cap Value Fund	$436,269(2)	$893,071	$1,383,500
International Equity Fund	N/A(1)	$2,025,781(5)	$2,481,616
(1)	Not in operation during the period.
(2)	For the fiscal period from April 27, 2015 (Fund inception) through June 30, 2015.
(3)	For the fiscal period from July 13, 2015 (Fund Inception) to June 30, 2017.
(4)	For the fiscal period from September 14, 2015 (Fund Inception) to June 30, 2017.
(5)	For the fiscal period from July 6, 2015 (Fund Inception) to June 30, 2017.

The Funds are required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that each Fund held during its most recent fiscal year. For the fiscal year ended June 30, 2017, the Funds held the securities of their “regular broker-dealers” in the following amounts:

Fund	Regular Broker or Dealer	Aggregate Holdings as of June 30, 2017
Core Bond Fund	Bank of America	$100,634,276
	Barclays Investments, Inc.	$25,553,873
	Citigroup Global Markets, Inc.	$97,918,369
	Credit Suisse	$22,540,721
	Goldman Sachs & Co.	$84,441,493
	J.P. Morgan Chase & Co.	$60,658,384
	Merrill Lynch & Co., Inc.	$10,064,365
	Morgan Stanley & Co.	$91,619,593
	Nomura Securities International, Inc.	$5,870,386
	Royal Bank of Canada	$9,770,331
	UBS Financial Services, Inc.	$19,139,393
	Wells Fargo & Company	$33,932,694
Core Plus Bond Fund	Bank of America	$66,274,797
	Barclays Investments, Inc.	$24,146,993
	Citigroup Global Markets, Inc.	$47,383,298
	Credit Suisse	$2,944,692
	Goldman Sachs & Co.	$46,889,650
	J.P. Morgan Chase & Co.	$39,357,174
	Merrill Lynch & Co., Inc.	$5,575,500
	Morgan Stanley & Co.	$48,642,351
	Royal Bank of Canada	$2,838,864
	UBS Financial Services, Inc.	$7,155,789
	Wells Fargo & Company	$36,638,912
Large Cap Growth Fund	Citigroup Global Markets, Inc.	$56,729,957
	Goldman Sachs & Co.	$9,409,448
	Morgan Stanley & Co.	$28,215,882
Large Cap Value Fund	Bank of America	$47,364,108
	Citigroup Global Markets, Inc.	$96,775,694
	Goldman Sachs & Co.	$32,896,675
	J.P. Morgan Chase & Co.	$47,584,120
	Morgan Stanley & Co.	$2,460,380
	Wells Fargo & Company	$59,368,490
International Equity Fund	Barclays Investments, Inc.	$5,873,787
	Credit Suisse	$8,660,764
	Nomura Securities International, Inc.	$32,388,309
	UBS Financial Services, Inc.	$9,596,609
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During the last fiscal year ended June 30, 2017, the Funds did not direct their brokerage transactions to a broker because of research services provided. Neither did any Fund pay any underwriting commissions to Quasar Distributors, LLC, its principal underwriter, or any Fund affiliates.

CAPITAL STOCK

Shares issued by the Funds have no preemptive, conversion, or subscription rights.  Shares issued and sold by the Funds are deemed to be validly issued, fully paid and non-assessable by the Trust. Shareholders have equal and exclusive rights as to dividends and distributions as declared by a Fund and to the net assets of a Fund upon liquidation or dissolution.  Each Fund votes on all matters solely affecting the Fund (e.g., approval of the Advisory Agreement).  All series of the Trust vote as a single class on matters affecting those series jointly or the Trust as a whole (e.g., election or removal of Trustees).  Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees.  While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith.  In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) of each Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time), each day the NYSE is open for trading.  The NYSE annually announces the days on which it will not be open for trading.  It is expected that the NYSE will not be open for trading on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV of each Fund is determined by dividing the value of the Fund's total net assets by the total number of shares outstanding. For purposes of calculating the NAV, portfolio securities and derivative instruments are valued using valuation methods adopted by the Board.

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The Board has delegated responsibility for applying approved valuation policies to the Adviser. The Adviser monitors the continual appropriateness of valuation methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

The Board has established a Valuation Committee whose function is to monitor the valuation of portfolio securities and derivative instruments and determine in good faith the fair value of the Funds’ holdings after considering all relevant factors. The Valuation Committee is generally responsible for overseeing the day-to-day valuation processes and is authorized to make all necessary determinations to fair value the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers, dealers or independent pricing services are unreliable.

In using fair value pricing, a Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value to price securities, a Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value.

Foreign securities, currencies and other assets denominated in currencies other than U.S. dollars are translated to dollars using exchange rates obtained from independent pricing services. All assets denominated in foreign currencies will be converted to U.S. dollars using the applicable currency exchange rates as of the close of the NYSE.  Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE.  These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for investments.

Fixed-income securities, including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds (other than short-term securities) are valued using that day’s bid price provided by an independent pricing service. The independent pricing service’s internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, trade information, market color, credit risks/spreads, default rates and quoted prices for similar assets and the securities’ terms and conditions.  Mortgage- and asset-backed securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data and packaged collateral performance, as available.  Short-term securities with 60 days or less remaining to maturity when acquired by a Fund are generally valued on an amortized cost basis, which approximates fair value.

Equity securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange on which there have been no sales are valued at the mean between the last bid and ask price on such day. Securities and financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective securities in accordance with procedures adopted by the Board.

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Exchange traded financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales or settlement price.  If there was no sale activity, the financial derivative is valued at the mean between the highest bid and lowest ask price on the relevant exchange closest to the close of the NYSE.  Credit default swaps are marked to market daily based on quotations provided by an independent pricing service.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications.  The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

REDEMPTIONS AND PURCHASES IN-KIND

The information provided below supplements the information contained in the Funds’ Prospectuses regarding the purchase and redemption of Fund shares.

Redemptions In-Kind

The Funds have reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold.  If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.  A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.
Each Fund does not intend to hold more than 15% of its portfolio in illiquid securities.  In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio.  If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption.  Under normal circumstances, the Funds do not anticipate that they would selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request.  If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely.  Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law.  Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

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Purchases In-Kind

Subject to the approval of the applicable Fund, an investor may purchase shares of the Fund with securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  These transactions will be effected only if the Adviser or Sub-adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund.  The Funds reserve the right to amend or terminate this practice at any time.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

Each Fund will make distributions of dividends and capital gains, if any, at least annually. A Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.

All distributions will be reinvested in shares of the relevant Fund. Generally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested. In January of each year, each Fund will issue to each shareholder a statement of the U.S. federal income tax status of all distributions to each shareholder.

Tax Information

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds’ Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds’ Prospectus is not intended as a substitute for careful tax planning.  Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI.  New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund has elected to qualify and intends to continue to qualify to be treated as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions.  Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with such distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.  However, no Fund can give assurances that its distributions will be sufficient to eliminate all taxes.   If a Fund fails to qualify as a RIC under Subchapter M of the Code and to qualify for certain relief provisions, it will be taxed as a regular corporation.

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In order to qualify as a RIC, each Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership.  Each Fund must also satisfy the following two asset diversification tests.  At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities of any two or more issuers (other than the securities of other RICs) that the Fund controls (by owning 20% of the total combined voting power of all classes or stock entitled to vote of such issuers) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.  Each Fund must also distribute each taxable year to its shareholders at least the sum of 90% of the Fund’s investment company taxable income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Fund’s net tax-exempt interest, if any.

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein.  Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period.  If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders.  In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.  The Board reserves the right not to maintain the qualification of any Fund as a RIC if it determines such course of action to be beneficial to shareholders.

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Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar.  A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely.  If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.  The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Notwithstanding the distribution requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated.  The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

Each Fund’s ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of each Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income.  Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. In view of the investment policy of certain Funds, it is generally not expected that dividends from domestic corporations will be part of the gross income of certain Funds and that, accordingly, part of the distributions by such Funds are unlikely to be eligible for the reduced tax rates applicable to qualified dividend income received by individual shareholders.

Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).  A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code.  Therefore, if you lend your shares in the Fund, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income.  Distributions that the Fund receives from an ETF or an underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

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Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income.  Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends received deduction for corporate shareholders; however, such distributions are taxed at a current maximum rate of 20% for individual shareholders.  There is no requirement that a Fund take into consideration any tax implications when implementing its investment strategy.  Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31 of the calendar year in which declared.  Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year.  Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.  In view of the investment policy of certain Funds, it is generally not expected that dividends from domestic corporations will be part of the gross income of certain Funds and that, accordingly, part of the distributions by such Funds are unlikely to be eligible for the dividends-received deduction for corporate shareholders. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to the shareholders.  A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain or a tax-exempt interest dividend distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution or disallowed to the extent of tax-exempt interest dividend distributions. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares).  This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

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Each Fund (or its administrative agent) must report to the Internal Revenue Service (IRS) and furnish to its shareholders cost basis information for purchases of Fund shares.  Each Fund is also required to report whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the default cost which, if applicable, will be provided to you by your financial adviser in a separate communication. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them.  Shareholders also should carefully review the cost basis information provided to them by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to back-up withholding by the IRS for failure to properly report payments of interest or dividends; (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal tax liability if proper documentation is provided.  The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.  Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

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If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund, subject to certain exceptions.  If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of the Fund’s foreign source income (including any foreign income taxes paid by the Fund), and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns.  If not more than 50% in value of the Fund’s total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund, subject to certain exceptions.  In this case, these taxes will be taken as a deduction by the Fund.

The use of hedging strategies, such as entering into forward contracts, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund.  These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to federal income tax on income from certain of its foreign securities.  In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, each Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period.  Because each Fund intends to distribute all of its net investment income to its shareholders, the Funds may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Any security or other position entered into or held by a Fund that substantially diminishes the Fund’s risk of loss from any other position held by the Fund may constitute a “straddle” for federal income tax purposes.  In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short–term capital gain rather than long–term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short–term capital losses, be treated as long–term capital losses.  Different elections are available to the Fund that may mitigate the effects of the straddle rules.
Certain forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by the Fund at the end of their taxable year generally will be required to be “marked-to-market” for federal income tax purposes and deemed to have been sold at market value.  Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long–term capital gain or loss, and the balance will be treated as short–term capital gain or loss.
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Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by each Fund.  Under these rules, foreign exchange gain or loss realized with respect to debt securities and certain foreign currency forward contracts is treated as ordinary income or loss.  Some part of a Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward any foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.  A Fund may have to distribute to its shareholders certain “phantom” income and gain the Fund accrues with respect to its investment in a PFIC in order to satisfy the Fund’s distribution requirement and to avoid imposition of the 4% excise tax described above.  A Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

A Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits.  Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

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REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of RICs are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Shares of the Municipal Bond Fund may not be suitable for tax-exempt shareholders since such shareholders generally would not benefit from the tax-exempt status of distributions from the Municipal Bond Fund. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Municipal Bond Fund.

If at least 50% of the value of the Municipal Bond Fund's total assets at the close of each quarter of its taxable years consists of debt obligations that generate interest exempt from U.S. federal income tax, then the Municipal Bond Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying tax-exempt interest dividends. The Municipal Bond Fund intends to qualify and to provide shareholders with income exempt from U.S. federal income tax in the form of exempt-interest dividends. "Tax exempt-interest dividends" are dividends (other than capital gain dividends) paid by a RIC that are properly reported as such in a written statement furnished to shareholders.
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The Municipal Bond Fund will report to its shareholders the portion of the distributions for the taxable year that constitutes tax-exempt interest dividends. The reported portion generally cannot exceed the excess of the amount of interest excludable from gross income under the Code received by the Municipal Bond Fund during the taxable year over any amounts disallowed with respect to deductions for interest expense incurred to purchase or carry tax-exempt obligations. Similarly, interest on indebtedness incurred to purchase or carry shares of the Municipal Bond Fund by shareholders will not be deductible to the extent that the Municipal Bond Fund’s distributions are exempt from the U.S. federal income tax. In addition, an investment in the Municipal Bond Fund may result in liability for Federal AMT. Certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating the Federal AMT. Tax preference items include tax-exempt interest on certain "private activity bonds." To the extent the Municipal Bond Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Municipal Bond Fund's distributions attributable to income from the bonds as a tax preference item in determining their Federal AMT, if any. Shareholders will be notified of the tax status of distributions made by the Municipal Bond Fund.

Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares in the Municipal Bond Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Municipal Bond Fund's expenses in computing their Federal AMT. In addition, tax-exempt interest dividends paid by the Fund to a corporate shareholder are included in the shareholder's "adjusted current earnings" as part of its Federal AMT calculation.

Shareholders with questions or concerns about the Federal AMT should consult own their own tax advisers.

The IRS is paying increased attention to whether debt obligations intended to produce interest exempt from U.S. federal income tax in fact meet the requirements for such exemption. Ordinarily, the Municipal Bond Fund relies on opinions from the issuer's bond counsel that interest on the issuer's debt obligation will be exempt from U.S. federal income tax. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the debt obligation to be taxable and could jeopardize the Municipal Bond Fund's ability to pay any tax-exempt interest dividends. Similar challenges may occur as to state specific exemptions.

A shareholder who receives Social Security or railroad retirement benefits should consult the shareholder's own tax adviser to determine what effect, if any, an investment in the Municipal Bond Fund may have on the U.S. Federal taxation of such benefits. Tax-exempt interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

Distributions of the Municipal Bond Fund's income other than tax-exempt interest dividends generally will be taxable to shareholders. Gains realized by the Municipal Bond Fund on the sale or exchange of investments that generate tax-exempt income will also be taxable to shareholders.

Although tax-exempt interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, tax-exempt interest dividends may be subject to state and local taxes. You should consult your own tax advisor to discuss the tax consequences of your investment in the Municipal Bond Fund.

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Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes.  Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.

The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from their retirement account.  Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

DISTRIBUTOR

Quasar Distributors, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 (“Quasar”), acts as principal underwriter in a continuous public offering of the Funds’ shares.  Pursuant to a distribution agreement (the “Distribution Agreement”) between Quasar and the Trust, on behalf of the Funds, Quasar acts as the Trust’s principal underwriter and distributor (the “Distributor”) and provides certain administration services and promotes and arranges for the sale of the Funds’ shares.  Quasar is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA).

After its two year initial term, the Distribution Agreement between the Trust and Quasar continues in effect only if such continuance is specifically approved at least annually by the Board or the vote of a majority of each Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on a 60-day written notice when authorized by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, including a majority of the Independent Trustees, or by Quasar on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).
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FINANCIAL STATEMENTS

The audited financial statements, accompanying notes and report of PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, appearing in the Annual Report are incorporated by reference in this SAI and are so incorporated by reference in reliance upon such report of PricewaterhouseCoopers LLP given upon the authority of such firm as experts in auditing and accounting.

Copies of the Annual Report are available, upon request and without charge, by calling the applicable Funds at 1-855-823-3611, by visiting www.bridgebuildermutualfunds.com, or by writing to the following address: Bridge Builder Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.

The Annual Report to shareholders includes a summary portfolio schedule. The full portfolio schedule for the Funds from their Form N-CSR filing with the SEC is incorporated by reference into this SAI.
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APPENDIX A

SUMMARY OF CREDIT RATINGS

The following summarizes the descriptions for some of the general ratings referred to in the Funds’ prospectuses and this SAI.  Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value.  The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions.  A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Bonds
Aaa:  Bonds that are rated Aaa are judged to be of the highest quality and subject to the lowest level of credit risk.

Aa:  Bonds that are rated Aa are judged to be of high quality and are subject to very low credit risk.

A:  Bonds that are rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:  Bonds that are rated Baa are judged to be medium-grade and subject to moderate credit risk. Bonds rated Baa may possess certain speculative characteristics.

Ba:  Bonds that are rated Ba are judged to be speculative and are subject to substantial credit risk.

B:  Bonds that are rated B are considered speculative and are subject to high credit risk.

Caa:  Bonds that are rated Caa are judged to be speculative, of poor standing, and subject to very high credit risk.

Ca:  Bonds that are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:  Bonds that are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Rating Refinements:  Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
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STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Bonds

AAA:  Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA:  Bonds rated AA differ from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

A:  Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB:  Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:  Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B:  Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.
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C:  A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have no experienced a payment default. A C rating may be assigned to subordinated debt, preferred stock, or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D:  An obligation rated D is in default. The D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Credit Ratings – Municipal Securities and Commercial Paper

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. Tax-Exempt Municipals

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth above under the “Bonds” section of the Moody’s descriptions.

Advance refunded issues:  Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government are identified with a # (hatchmark) symbol, e.g., # Aaa.

Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.  Loans bearing the designation of MIG 3/VMIG 3 are of acceptable quality, but have narrow liquidity and cash-flow protection and less well-established access to refinancing.

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Commercial Paper

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1:  Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:  (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3:  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Municipal Bond Ratings

AAA -- Prime Grade:  These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds:  In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.
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Revenue Bonds:  Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA -- High Grade:  The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A -- Good Grade:  Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds:  There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds:  Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements:  Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.  Notes rated SP-3 have a speculative capacity to pay principal and interest.

Commercial Paper

A-1:  A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
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A-3:  A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
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APPENDIX B

PROXY VOTING POLICIES

The following information is a summary of the proxy voting guidelines for the Adviser and the Sub-advisers.

OLIVE STREET INVESTMENT ADVISERS, LLC (the “Adviser”)

ADVISORY RESEARCH, INC.
ARTISAN PARTNERS LIMITED PARTNERSHIP
BAILLIE GIFFORD OVERSEAS LIMITED
ROBERT W. BAIRD & CO., INC.
BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC
BLACKROCK INVESTMENT MANAGEMENT, LLC
BOSTON PARTNERS GLOBAL INVESTORS, INC.
CHAMPLAIN INVESTMENT PARTNERS, LLC
CLEARBRIDGE INVESTMENTS, LLC
EAGLE ASSET MANAGEMENT, INC.
EDINBURGH PARTNERS LIMITED
FIAM LLC
JENNISON ASSOCIATES LLC
J.P. MORGAN INVESTMENT MANAGEMENT, INC.
LAZARD ASSET MANAGEMENT LLC
LOOMIS, SAYLES & COMPANY, L.P.
LSV ASSET MANAGEMENT
MANNING & NAPIER ADVISORS, LLC
METROPOLITAN WEST ASSET MANAGEMENT, LLC
MONDRIAN INVESTMENT PARTNERS LIMITED
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
PGIM, INC.
PZENA INVESTMENT MANAGEMENT, LLC
SILVERCREST ASSET MANAGEMENT GROUP LLC
STEPHENS INVESTMENT MANAGEMENT GROUP, LLC
SUSTAINABLE GROWTH ADVISERS, LP
T. ROWE PRICE ASSOCIATES, INC.
VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.
WCM INVESTMENT MANAGEMENT
WELLINGTON MANAGEMENT COMPANY LLP
WELLS CAPITAL MANAGEMENT, INC.
WILLIAM BLAIR INVESTMENT MANAGEMENT, LLC
(collectively, the “Sub-advisers”)
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I. BACKGROUND

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"), each registered investment adviser should adopt and implement written policies and procedures reasonably designed to ensure that it is voting proxies in the best interest of its clients, describe how material conflicts that arise between the investment adviser and clients are resolved, disclose how clients may obtain information on how the investment adviser voted proxies, and describe its proxy voting procedures and furnish a copy of such upon request.  Furthermore, Rule 204-2 requires certain books and records related to proxy voting to be maintained by the investment adviser.

II. POLICY

The Adviser has contractually delegated the Funds' proxy voting authority to each of its respective Sub-advisers, as applicable.  The Adviser's Chief Compliance Officer, or his or her designee, monitors proxy voting guidelines and performs an annual review of each Fund's proxy voting program to confirm that review, monitoring, and filing processes are satisfied.  The Adviser will review each Sub-adviser's proxy voting guidelines to ensure that they meet the standards set forth from time to time by the SEC.  The Adviser will report to the Board as necessary regarding the compliance of the Adviser's proxy voting guidelines and each Sub-adviser's proxy voting guidelines with such SEC standards, including the procedures that the Adviser and each Sub-adviser uses when a vote presents a conflict between the interest of Fund shareholders and those of the Adviser or any Sub-adviser, respectively.  The Sub-advisers shall report to the Adviser on a regular basis, but not less than annually, any conflicts of interest that arose from proxy votes and how such conflicts were resolved.  The Adviser shall provide such reports to the Board and will report to the Board at least annually on any conflicts of interest that arose from its own proxy votes and how such conflicts were resolved.

Though unanticipated, the Adviser, in certain instances, may be required to vote proxies of Funds' portfolio holdings instead of the Fund's Sub-advisers.  For such instances, the Adviser has delegated to Edward Jones the function of ensuring proxies for which the Adviser is responsible are voted in the best interest of the Funds' shareholders and in accordance with the guidelines and procedures adopted by Edward Jones.  Edward Jones utilizes the services of an independent, unaffiliated third-party proxy voting service in the administration of this function.

Advisory Research, Inc. – Proxy Voting Policies Summary
ARI is a fiduciary that owes each client a duty of care with regard to all services undertaken on the client’s behalf.  Proxy voting is one such service for the following clients: 1) those covered under the Employee Retirement Income Securities Act (“ERISA”) and 2) those non-ERISA clients over which ARI exercises such voting authority.  To fulfill these duties, ARI must cast votes in a manner consistent with the best interests of its clients.  In accordance with Rule 206(4)6 under the Adviser’s Act, ARI has adopted these policies and procedures.
ARI has engaged Institutional Shareholder AServices “ISS”, to provide proxy voting services for clients over which ARI exercises proxy voting authority.  ARI has adopted standard proxy voting guidelines, which are applied by ISS to all ARI proxy votes.  ARI generally votes in accordance with its proxy voting guidelines; however, in rare circumstances ARI may opt to override the guidelines if it is decided to be the best interest of its clients.
ARI believes that the use of standard proxy voting guidelines and the use of an independent third party, such as ISS, mitigate potential conflicts of interest between ARI and its clients.  In addition, ARI has adopted a Code of Ethics, advocating strictly ethical behavior and mandating that all ARI business activities be conducted in the best interest of its clients.
Receipt of Proxy Materials.  Proxy materials from issuers, custodians or broker-dealers with respect to any securities held in client accounts are sent generally electronically to ARI in care of ISS.  On rare occasions, ARI receives proxy materials from issuers, custodians or broker-dealers through the mail in hard copy form, which are then forwarded to ISS for processing.
Proxy Administration & ISS Oversight.  ISS monitors ARI’s client accounts and their ballot activity on an ongoing basis.  To assist with this process (and wherever possible), ISS compares holdings quantities provided electronically by ARI with those indicated on each ballot.  Discrepancies are generally brought to the attention of the client’s custodian and/or proxy agent (such as Broadridge) as appropriate, but may also be referred to ARI by ISS for additional assistance.
Primarily through its use of the ISS service, ARI uses its best efforts to obtain ballots from its clients custodians and to vote every proxy which it or ISS receives when ARI has been granted the authority to do so.  However, there are situations in which ARI or ISS may not be able to process a ballot.  For example, if ARI or ISS received a proxy statement in an untimely manner, there may not be sufficient time to process the vote.  We believe that the use of a third party service, such as ISS, and our client relationships with multiple custodians reduce the likelihood of this occurring.
Voting Decisions.  Votes are generally processed by ISS pursuant to ARI’s accepted proxy voting guidelines.

Any recommendations by ARI employees to vote against the guidelines should be brought to the attention of compliance department.  Any resulting override shall be documented and then submitted to ISS by compliance personnel.  In certain situations, ARI may have a relationship with an issuer that could pose a potential conflict of interest when voting the shares of that issuer on behalf of clients (such as if the issuer is also a Client of ARI).  ARI believes that the use of an independent third party, such as ISS, and the use of standard, pre-determined proxy voting guidelines should adequately address possible conflicts of interest in most cases.  In unusual cases, such as if an agenda item is not addressed by the standard guidelines or if an ARI employee has recommended a vote against the guidelines, ARI may use other alternative procedures such as engaging a different independent third party to present a recommendation or forwarding the proxies to clients so that they may vote the proxies themselves.

Record of Votes Cast.   ARI has access to voting records for each issue and each client via ISS.
Client Requests for Votes.  Although ARI has adopted standard proxy voting guidelines, the client may request that ARI vote proxies for their account in a particular manner.  Such requests should be provided to ARI in writing and will be addressed on a case by case basis with the client.
Client Requests for Voting Record.  Clients may request proxy voting information.  ARI will respond to such requests showing how Client shares were voted on particular issues.  The compliance department will maintain a copy of all such requests and responses.
A copy of Advisory Research’s complete proxy voting policy and procedures may be obtained by writing Advisory Research, Inc., 180 N. Stetson Ave., Suite 5500, Chicago, IL, 60601.

Artisan Partners Proxy Voting Policy

Introduction
As a fiduciary, Artisan Partners Limited Partnership exercises its responsibility, if any, to vote its clients’ securities in a manner that, in the judgment of Artisan Partners, is in the clients’ economic best interests as shareholders.  In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Artisan Partners has established the following proxy voting policy.

Responsibility for Voting
Artisan Partners Limited Partnership shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless:  (i) the client is subject to the Employees Retirement Income Securities Act (ERISA) and the advisory agreement between Artisan Partners and the client expressly precludes the voting of proxies by Artisan Partners; (ii) the client is not subject to ERISA and the client otherwise instructs Artisan Partners; or (iii) Artisan Partners has responsibility for proxy voting and, in Artisan Partners’ judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

Primary Consideration in Voting
When Artisan Partners votes a client’s proxy with respect to a specific issuer, a client’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in determining how proxies should be voted.  Except as otherwise specifically instructed by a client, Artisan Partners generally doesn’t take into account interests of other stakeholders of the issuer or interests the client may have in other capacities.

Engagement of Service Provider
Artisan Partners has engaged ISS (Institutional Shareholder Services) (ISS) to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities.  In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners.  Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies.  If at any time Artisan Partners has engaged one or more other entities to perform the proxy administration and research services described above, all references to ISS in this policy shall be deemed to be references to those other entities.  In addition to ISS, Artisan Partners has engaged a second service provider, Glass, Lewis & Co. (GL), to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited.

Voting Guidelines
▪
Client Policy—If the client has a proxy voting policy that has been delivered to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in that client’s account in accordance with that policy.

▪
No Client Policy—If the client does not have or does not deliver a proxy voting policy to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in the client’s account in the manner that, in the judgment of Artisan Partners, is in the economic best interests of the client as a shareholder in accordance with the standards described in this Policy.  When making proxy voting decisions, Artisan Partners generally adheres to the proxy voting guidelines set forth in Appendix A hereto (the Guidelines).  The Guidelines set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues.  The Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by ISS.  Artisan Partners believes the Guidelines, if followed, generally will result in the casting of votes in the economic best interests of clients as shareholders.  The Guidelines will be reviewed from time to time by the Proxy Voting Committee, which Committee is further described below.

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Proxy Voting Policy

▪	Limitations on Exercising Right to Vote—In the following circumstances Artisan Partners will not vote a client’s proxy:

-
No Responsibility—In certain circumstances, a client may direct Artisan Partners not to vote on its behalf.  If such a client is an ERISA plan, the advisory agreement must expressly preclude Artisan Partners from voting.  In addition, Artisan Partners will not generally vote a client’s proxy after a client has terminated its advisory relationship with Artisan Partners.

-
Limited Value—Artisan Partners may abstain from voting the client’s proxy in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

-
Unjustifiable Costs or Disadvantages—Artisan Partners may also abstain from voting the client’s proxy when the costs of or disadvantages resulting from voting, in Artisan Partners’ judgment, outweigh the economic benefits of voting.  For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”).  Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.

-
Securities Lending—Certain of Artisan Partners’ clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation.  As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy.  Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date.  Therefore, in most cases, those shares will not be voted.

Proxy Voting Committee
Artisan Partners’ Proxy Voting Committee oversees the proxy voting process, reviews this Proxy Voting Policy at least annually, develops the Guidelines, grants authority to Proxy Administrators (as defined below) to perform administrative services relating to proxy voting and, with respect to Identified Issuers and Discretionary Votes (as described in the Guidelines) where there is an actual or potential conflict of interest, makes determinations as to the votes to be cast.  The Proxy Voting Committee is comprised of the persons appointed by Artisan Partners from time to time, as such may be amended from time to time.  Action by any two members of the Proxy Voting Committee shall constitute the action of the Committee.  To minimize the possibility that members of the Proxy Voting Committee could have certain potential conflicts of interest, none of the members of the Proxy Voting Committee shall be responsible for servicing existing clients or soliciting new clients.

Administration
▪
Designation of Proxy Administrators—Members of the trading operations department of Artisan Partners, or such other persons as may be designated by the Proxy Voting Committee, shall serve as Proxy Administrators.

▪	Receipt and Recording of Proxy Information— The legal and compliance department is responsible for establishing in the records for each client whether the client has:

-	vested Artisan Partners with proxy voting authority or has reserved or delegated that responsibility to another designated person; and

-	adopted a proxy voting policy that Artisan Partners is required to follow.

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Proxy Voting Policy

Such information shall be provided to a Proxy Administrator each time Artisan Partners enters into an advisory agreement with a new client.  The legal and compliance department also shall be responsible for notifying a Proxy Administrator any time a client amends its voting instructions or voting policy.

▪
Notification of Custodian and ISS— For each client account for which Artisan Partners has discretion to vote shareholder proxies, a member of the trading operations department or a Proxy Administrator shall notify the client’s custodian that all proxy materials and ballots shall be forwarded to ISS and shall notify ISS of those instructions.

▪
ISS Reports on Pending Proxy Solicitations—ISS publishes a periodic electronic report that identifies pending meetings and due dates for ballots.  A Proxy Administrator shall review ISS’ reports as necessary, but no less frequently than weekly.

▪
Potential Conflicts of Interest—In certain circumstances, Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of clients.  Artisan Partners will be deemed to have a potential conflict of interest when voting proxies if:  (i) Artisan Partners manages assets for that issuer or an affiliate of the issuer and also recommends that its other clients invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Partners Funds, Inc. or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Proxy Administrator, member of the relevant investment team, or member of the Proxy Voting Committee who recommends, reviews or authorizes a vote has actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with the Proxy Administrator, the member of the relevant investment team, or a member of the Proxy Voting Committee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that the Proxy Voting Committee deems to be an actual or potential conflict for the purposes of this Proxy Voting Policy.

Each person who serves as a Proxy Administrator, is a member of an investment team that recommends votes or serves on the Proxy Voting Committee shall, on at least an annual basis, provide to Artisan Partners a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict.  Each such person shall also certify to Artisan Partners at least annually that he or she agrees to update such list promptly upon becoming aware of any relationship, interest or conflict other than what he or she originally disclosed.

Artisan Partners will maintain a list of all such issuers with whom it has deemed that it has a potential conflict voting proxies (the Identified Issuers), and provide such list to each Proxy Administrator.

Artisan Partners believes that application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined.  However, in the event an actual or potential conflict of interest has been identified, the procedures described below will be followed.

▪
Voting Analysis—ISS and GL deliver information relating to their research on particular votes and their vote recommendations electronically to the Proxy Administrators.  A Proxy Administrator shall review the research and vote recommendations.

-	For all votes relating to routine or corporate administrative items (as identified in the Guidelines):

o the Proxy Administrator shall confirm with ISS that the vote will be cast in accordance with the Guidelines.

-	For all other votes (identified as discretionary issues in the Guidelines):

3

Proxy Voting Policy

o the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security, or a member of the Proxy Voting Committee, to ascertain the team’s recommendation with respect to the vote.  If the vote pertains to an Identified Issuer, the Proxy Administrator will disclose the potential conflict and ask whether the potential conflict has influenced the voting recommendation.

o The Proxy Administrator will provide the voting recommendation to at least one member of the Proxy Voting Committee (who must be different from the member who made the recommendation when applicable), who shall review the vote to evaluate whether the recommended vote appears to be the result of a conflict of interest.  The member of the Proxy Voting Committee will consider the recommended vote, any analysis available from ISS or GL and whether ISS or GL has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with this Proxy Voting Policy and any identified conflict of interest.

o In the absence of a conflict of interest, the Committee member will generally follow the recommendation.  If a conflict of interest is identified or the vote pertains to an Identified Issuer, the Committee member will convene a meeting of the Committee, which will determine the course of action that it believes would best serve the interests of Artisan Partners’ clients as shareholders.

o If the Committee concludes that a voting recommendation was influenced by a conflict of interest, the Committee may instruct the firm’s Proxy Administrator to vote proxies in accordance with the recommendations of ISS or GL, provided that such service provider provides research and analysis with respect to the issuer in question and the Committee member has reason to believe the service provider is independent of the issuer.  If neither ISS nor GL meets these requirements, the Committee shall consider what course of action will best serve the interests of Artisan Partners’ clients, consistent with Artisan Partners’ obligations under applicable proxy voting rules.

-	For votes of particular interest to an investment team:

o from time to time, the investment team(s) whose portfolios hold the subject security or a member of the Proxy Voting Committee may determine that following the Guidelines would not be in the economic best interests of Artisan Partners’ clients as shareholders; in which case, the team(s) or a member of the Proxy Voting Committee shall notify a Proxy Administrator, who will then provide the members of the Proxy Voting Committee with a summary of the information relating to the relevant proxy proposal and the recommended vote together with ISS’s and/or GL’s analyses.  The Proxy Voting Committee shall consider the recommended vote, any analysis available from ISS or GL and whether ISS or GL has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with this Proxy Voting Policy and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standards set forth in this Policy.  In the absence of a conflict of interest, the Committee will generally follow the recommendation.

In certain circumstances, ISS or GL may provide a recommendation with respect to a discretionary item for which no analysis or very limited analysis is provided.  In such circumstances, the Proxy Administrator may request additional information from ISS and/or independently attempt to obtain additional information regarding the issuer in question.  Any such additional information obtained will be provided to the relevant investment team.  Regardless of the extent to which additional information is obtained, the recommendations of the team or a member of the Proxy Voting Committee shall be followed in accordance with and subject to the guidelines set forth above.

4

Proxy Voting Policy

Review of Votes Cast
On a monthly basis, Artisan Partners monitors strategy votes to ensure ballots are processed on a consistent basis.  On a quarterly basis, Artisan Partners engages in a vote reconciliation process for a representative account in each investment strategy managed by Artisan Partners.  Artisan Partners determines whether proxy ballots for each meeting held during the quarter were voted in accordance with Artisan Partners’ voting instructions and this Proxy Voting Policy.

In some cases, particularly for clients participating in securities lending programs and clients in strategies with more active trading, a full reconciliation of votes cast and shares held is not possible.  In addition, in some cases, ISS may not receive a ballot on behalf of a client from that client’s custodian due to error of the custodian or failure of the custodian to receive the information from the issuer.  A full reconciliation of votes cast and shares held by those clients also is not possible.  However, if a discrepancy is identified, Artisan Partners shall use reasonable efforts to determine the reasons for the discrepancy, and if such discrepancy is due to an administrative error of ISS, Artisan Partners shall work with ISS to minimize the risk of such errors in the future.

Records and Reports
▪
Reports—Artisan Partners shall make a summary of this Proxy Voting Policy available to clients on at least an annual basis.  That summary may be contained in Artisan Partners’ Brochure.  Artisan Partners shall also make the entire Proxy Voting Policy and Artisan Partners’ proxy voting records with respect to a client’s account available to that client or its representatives for review and discussion upon the client’s request or as may be required by applicable law.  Artisan Partners generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client who itself may decide or may be required to make public such information.  Upon a request from a person other than a client for information on Artisan Partners’ proxy voting, Artisan Partners personnel will not disclose such information unless otherwise directed to do so by a client, in which case Artisan Partners personnel will direct the requesting party to the Proxy Administrator or a member of the Proxy Voting Committee who will handle the request.

▪
Records—Basis for Vote—Artisan Partners shall maintain a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision including:

-	For votes relating to routine or corporate administrative matters, the basis for each vote cast is reflected in the Guidelines and no additional documentation is required.

-
For all other votes, including votes relating to discretionary items or Identified Issuers, Artisan Partners shall maintain records relating to the independent review of the Proxy Voting Committee, including a copy of any request for consideration of a vote by the Proxy Voting Committee and any other correspondence relating to recommendations made by an investment team member or a member of the Proxy Voting Committee.

▪
Records— General—The following documents shall also be maintained by Artisan Partners or by ISS or another third party service provider, on behalf of Artisan Partners; provided that if such documents are maintained by ISS or a service provider of Artisan Partners, ISS or such third party shall undertake to provide Artisan Partners copies of such documents promptly upon Artisan Partners’ request:

-	a copy of each proxy statement received, provided that no copy need be retained of a proxy statement found on the SEC’s EDGAR website;

-	a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

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Proxy Voting Policy

-	a copy of each written client request for Artisan Partners’ proxy voting record with respect to such client and a copy of any written response from Artisan Partner to such client for that record; and

-	a copy of Artisan Partners’ Proxy Voting Policy, including the Guidelines.

▪
Records— Retention—All records kept under this Article 9 shall be retained no less than seven years, the first two years in an appropriate office of Artisan Partners, or, if instructed by a client, for such longer period as may be mutually agreed by Artisan Partners and such client.

Business Group Owner:	Trade Operations
Date of Last Revision:	28 July 2017
Applicable to:	Artisan Partners Limited Partnership Artisan Partners UK LLP

6

Appendix A
Proxy Voting Guidelines

I.	BACKGROUND		4

II.	GENERAL GUIDELINES		4
	A.	Reliance on Information Provided by and Due Diligence of ISS	4
	B.	Non-U.S. Securities	4
	C.	Securities Lending	4
	D.	Securities Not Acquired by Artisan Partners	4
	E.	Consideration of Relevant Factors	5

III.	ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS		5
	A.	Operational Items	5
		1. Adjourn Meeting	5
		2. Amend Quorum Requirements	5
		3. Minor Amendment to Charter or Bylaws	5
		4. Change Company Name	5
		5. Change in Principal Place of Business or Registered Office	5
		6. Change Date, Time or Location of Annual Meeting	5
		7. Electronic Meetings of Shareholders	5
		8. Ratify Auditors	5
		9. Authorize Board to Fix Remuneration of Auditors	5
		10. Confidential Voting	6
		11. Submission of Financial Statements and Statutory Reports	6
		12. Dividend Distributions and Profit Distribution/Allocation Plans	6
		13. Transact Other Business or Grant a Blank Proxy	6
		14. Electronic Communications to Shareholders	6
		15. Re-Registration of Shares	6
		16. Routine Items of Foreign Issuers	6
		17. Appoint Special Appraiser	7
	B.	Board of Directors	7
		1. Director Nominees in Uncontested Elections	7
		2. Age Limits	8
		3. Service on Other Boards	8
		4. Board Size	8
		5. Classification/Declassification of the Board	8
		6. Cumulative Voting	8
		7. Indemnification and Liability Protection	8
		8. Filling Vacancies	9
		9. Director Resignations	9
		10. Removal of Directors	9
		11. Term Limits	9
		12. Majority Vote Requirements	9
	C.	Mergers and Corporate Restructuring	9
		1. Appraisal Right	9
		2. Conversion of Securities and Corporate Reorganizations	9
	D.	Antitakeover Defenses and Voting Related Issues	9
		1. Amend Bylaws without Shareholder Consent	9
		2. Control Share Acquisition Provisions	9
		3. Fair Price Provisions	9
		4. Greenmail	9
		5. Issue Stock for Use with Rights Plan	9
		6. Stakeholder Provisions	9
		7. Supermajority Vote Requirements	9
		8. Control Share Cash-Out Provisions	9

		9. Disgorgement Provisions	9
		10. Freeze-Out Provisions	10
	E.	Capital Structure	10
		1. Adjustments to Par Value of Common Stock	10
		2. Common Stock Authorization	10
		3. Preferred Stock Authorization	10
		4. Dual Class Stock	10
		5. General Issuances of Equity or Equity-Linked Securities	10
		6. Share Repurchase Programs	11
		7. Reissuance of Repurchased Shares	11
		8. Cancellation of Repurchased Shares	11
		9. Stock Distributions: Splits and Dividends	11
		10. Reverse Stock Splits	11
		11. Stock Splits	11

	F.	Executive and Director Compensation	11
		1. Stock Plans in Lieu of Cash	11
		2. Director Retirement Plans	11
		2. Incentive Bonus Plans and Tax Deductibility Proposals	11
		4. Advisory Vote on Say On Pay Frequency	11
		5. Executive Death Benefits (Golden Coffins)	11
	G.	Social and Environmental Issues	12
	H.	Bundled Proposals (Routine Items Only)	12

IV.	DISCRETIONARY ISSUES		12
	A. Shareholder Proposals		12
	B. Board of Directors		12
		1. Majority of Independent Directors	12
		2. Majority of Independent Committee Members	12
		3. Cumulative Voting	12
		4. Indemnification and Liability Protection	12
		5. Establish/Amend Nominee Qualifications	12
		6. Proxy access rights	12
	C.	Proxy Contests	12
		1. Director Nominees in Contested Elections	12
		2. Non-Director Voting Items	13
		3. Reimbursing Proxy Solicitation Expenses	13
	D.	Mergers and Corporate Restructuring	13
		1. Mergers and Acquisitions, Asset Purchases and Asset Sales	13
		2. Conversion of Securities and Corporate Reorganizations	13
		3. Formation of Holding Company	14
		4. Going Private & Going Dark Transactions (LBOs and Minority Squeezeouts)	14
		5. Issuance of Warrants/Convertibles/Debentures	14
		6. Joint Ventures	14
		7. Liquidations	15
		8. Private Placements	15
		9. Prepackaged Bankruptcy Plans	15
		10. Recapitalizations	16
		11. Spinoffs	16
		12. Exclusive Venue	16
		13. Related-party transactions	16
	E.	Antitakeover Defenses	16
		1. Fair Price Provisions	17
		2 Greenmail	17
		3. Poison Pills (Shareholder Rights Plans)	17
		4. Shareholders’ Ability to Call Special Meetings	17

F.	State or Country of Incorporation	18
	1. State Takeover Statutes	18
	2. Reincorporation Proposals	18
G.	Capital Structure	18
	1. Common Stock Authorization	18
	2. Preferred Stock	18
	3. Reverse Stock Splits	18
	4. Tracking Stock	18
H.	Executive and Director Compensation	18
	1. Bundled Compensation	18
	2. Compensation Plans (Management “Say on Pay”)	18
	3. Remuneration Report	19
	4. Stock Plans in Lieu of Cash	19
	5. Management Proposals Seeking Approval to Reprice Options	19
	6. Employee Stock Purchase Plans	19
	7. Incentive Bonus Plans and Tax Deductibility Proposals	19
	8. Golden and Tin Parachutes	20
	9. Bonus Banking/Bonus Banking “Plus”	20
	10. Shareholder Ratification of Director Pay Programs	20
	11. Equity Plans for Non-Employee Directors	20
I.	Bundled Proposals	20

I. Background
The following proxy voting guidelines (Guidelines) summarize Artisan Partners’ positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted on proposals dealing with particular issues.  These Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by ISS.

The Guidelines, together with the Proxy Voting Policy, will be used for voting proxies on behalf of all of Artisan Partners’ clients for which Artisan Partners has voting authority.  ISS is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Artisan Partners.

The Guidelines are not exhaustive and do not include all potential voting issues.  Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes differently than indicated in the Guidelines.  Artisan Partners’ investment teams are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Administrator of circumstances where the interests of clients may warrant a vote contrary to the Guidelines.  In such instances, the investment team member may submit a recommendation to the Proxy Administrator in accordance with the procedures outlined in the Proxy Voting Policy.

In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to the Guidelines in circumstances where following the Guidelines would be inconsistent with local regulations, customs or practices.

II.    General Guidelines
A. Reliance on Information Provided by and Due Diligence of ISS—Artisan Partners may rely on the information provided by and due diligence efforts of ISS in determining whether to vote for or against a particular matter, provided that the Proxy Administrator, the member of the relevant investment team, or the members of the Proxy Voting Committee who recommend, review or authorize the vote does not have actual knowledge that the information provided by ISS is incorrect.

B. Non-U.S. Securities—In some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (share blocking).  Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.  Artisan Partners (or ISS on behalf of Artisan Partners) maintains a list of jurisdictions in which share blocking occurs.  In such jurisdictions, there may be circumstances in which the specific securities voted might not in fact be subject to share blocking.  However, because of the complexity and variety of share blocking restrictions in the various jurisdictions in which shares are held, Artisan Partners generally does not vote proxies in those jurisdictions unless a client’s proxy voting policy specifically requires other action.  In some jurisdictions, a sub-custodian bank (record holder) may not have the power to vote shares, or may not receive ballots in a timely fashion, unless the client has fulfilled certain administrative requirements (for example, providing a power of attorney to the local sub-custodian), which may be imposed a single time or may be periodic.  Artisan Partners does not have the ability to vote shares held in a client’s account unless the client, in conjunction with the client’s custodian, has fulfilled these requirements.

C. Securities Lending—Certain of Artisan Partners’ clients engage in securities lending programs under which a client’s shares of an issuer could be on loan while that issuer is conducting a proxy solicitation.  As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy.  Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to ask the client to recall the security prior to the record date.  In addition, in some circumstances, a client may determine that recalling the security to vote is not in its best interest and may not be willing to do so.  Therefore, in most cases, those shares will not be voted.

D. Securities Not Acquired by Artisan Partners—From time to time, Artisan Partners’ client accounts may hold securities not specifically acquired for such accounts by Artisan Partners.  Such securities are typically received through corporate or other actions, transfers in of securities acquired by other managers, or through clients’ investments in short-term investment funds for cash management purposes.  When Artisan Partners receives proxies relating to such securities, it will vote in accordance with the recommendations of ISS.

E. Consideration of Relevant Factors—These Guidelines below may provide examples of factors to be considered in determining how to vote on certain issues.  These factors should not be considered exclusive or exhaustive.  The Proxy Committee shall consider such factors as it considers to be appropriate in light of the circumstances.

III. Routine and Corporate Administrative Items
A. Operational Items

1. Adjourn Meeting—Vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.  Circumstances in which an adjournment is sought to provide management with additional time during which to seek shareholder approval of a proposal of which Artisan Partners is in favor shall be deemed to be a compelling reason to support such proposals.

2. Amend Quorum Requirements—Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

3. Minor Amendment to Charter or Bylaws—Vote FOR bylaw or charter changes that are housekeeping or administrative in nature (updates or corrections) or changes required by or to conform to applicable law or requirements of national exchanges or other regulatory organizations.

4. Change Company Name—Vote FOR proposals to change the corporate name.

5. Change in Principal Place of Business or Registered Office—Vote FOR proposals to change principal place of business or registered office, unless the proposal appears unreasonable or would cause a change in the state or country of incorporation.  Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents in connection with such change.

6. Change Date, Time, or Location of Annual Meeting—Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

7. Electronic Meetings of Shareholders—Vote FOR management proposals to hold shareholder meetings using audio and video transmission (including live webcasts), unless the proposed alternative appears unreasonable in light of the circumstances.

8. Ratify Auditors—Vote FOR management proposals to ratify the selection of auditors, unless:

o
An auditor has a significant professional or personal relationship with the issuer that compromises the firm’s independence, including whether the amount of consulting or related services provided by the auditor to the issuer or the fees paid for non-audit services are excessive;

o	There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

o	Serious concerns about accounting practices are identified such as fraud, misapplication of GAAP, and material weaknesses identified in Section 404 disclosures.

9. Authorize Board to Fix Remuneration of Auditors—Vote FOR proposals to authorize the board to fix the remuneration of auditors unless the firm does not vote in favor of the proposal to ratify the selection of those auditors or would not have done so had a proposal to ratify the selection of those auditors been made.

10. Confidential Voting—Vote FOR proposals to adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

11. Submission of Financial Statements and Statutory Reports—Vote FOR the adoption or approval of routine submissions of an issuer’s annual financial statements and statutory reports.

12. Dividend Distributions and Profit Distribution/Allocation Plans— Vote FOR routine submissions of an issuer’s cash or stock dividend payout and profit distribution/allocation plans (including dividend capitalization or share capital reduction plans accompanied by cash distributions), assuming pro rata payout or distribution to all shareholders.  Also, vote FOR ratification of board actions taken with respect to such dividend payouts and profit distribution/allocation plans.

13. Transact Other Business or Grant a Blank Proxy—Vote AGAINST proposals to approve other business when it appears as a voting item or to give proxy authority to a specified person to vote, at that person’s discretion, on any item that has yet to be raised and/or about which no information has been disclosed.

14. Electronic Communications to Shareholders—Vote FOR proposals to allow for delivery of notices and various corporate documents (such as prospectuses and annual reports, for example) to shareholders via electronic means to the extent shareholders are given the right to request hard copies of such notices and documents.  Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents permitting such electronic communications to shareholders.

15. Re-Registration of Shares—Vote AGAINST proposals to re-register shares in share blocking markets.  Vote FOR re-registration in markets that do not engage in share blocking.

16. Routine Items of Foreign Issuers—Vote FOR proposals to approve certain routine operational items frequently submitted by management of non-U.S. issuers, including, but not limited to the following:

• election of chairman of the annual general meeting (AGM);

• designation of an independent proxy;

• preparation and approval of list of shareholders entitled to vote at AGM;

• approval of meeting agenda;

• approval of minutes of previous AGM, and technical or immaterial amendments to previously approved minutes of such AGM;

• approval of routine capital budget requests in the absence of any known concerns or evidence of prior mismanagement;

• acceptance of the submission of various reports to shareholders, including but not limited to audit committee reports, chairman’s reports, operations reports, reports on company performance, etc.;

• appointment of internal statutory auditors, but vote AGAINST appointment of internal statutory auditors that are affiliated with the issuer and are listed as independent;

• award of cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry;

• discharge of responsibility of the management or supervisory board for the fiscal year in review, but vote AGAINST such proposal if there are serious questions about actions of the management or board members or legal action is being taken against the management or board members by other shareholders;

• approval of retirement plans or payments relating to those plans for employee directors;

• approval of general meeting guidelines;

• grant of authorization to the board of directors to ratify and execute approved resolutions;

• designation of inspector or shareholder representative for approval of the minutes of the AGM;

• acknowledgment of the proper convening of the AGM;

• adoption of or approval of changes to procedural rules for shareholders’ general meetings, board meetings and supervisory committee meetings that are guidelines that seek to establish functions, powers, policies and procedures for these types of meetings in accordance with applicable law or requirements of national exchanges or other regulatory organizations;

  • authorization to form a special committee and elect its members to conduct shareholder meeting formalities (i.e. verify quorum);

  • authorization to hold general meetings (other than AGMs) with 14 days’ notice in limited and time-sensitive circumstances where it would be to the advantage of shareholders as a whole;

  • authorization to make donations to EU political organizations for the purpose of preventing an inadvertent breach of the Political Parties, Elections and Referendum Act 2000;

  • approval to create corporate website and related amendments that govern the terms of use of the company’s website;

In instances where a member of the Proxy Voting Committee believes that sufficient information is not available to make an informed voting decision on a matter, a vote will be placed in accordance with the recommendations of ISS.

17. Appoint Special Appraiser—Vote FOR proposals to appoint certain appraisers, special auditors or liquidators unless there are concerns noted related to the appointment.

B. Board of Directors

1. Director Nominees in Uncontested Elections—Vote FOR director nominees (including internal statutory auditors of Japanese companies) and nominees to any committee of the board of directors in uncontested elections, except that votes should be WITHHELD [or submitted AGAINST] nominees who, as reported in the issuer’s proxy statement or materials provided by one of Artisan Partners’ proxy service providers:

•  Attended less than 75% of the board and committee meetings without a valid reason for the absences. Valid reasons include illness, absence due to company business, or other circumstances outside of the director’s control where sufficient facts are available to suggest the absences were duly justified. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence reduced the director’s attendance below 75%;

• Voted to implement or renew a dead-hand or slow-hand poison pill;

• Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years (unless Artisan Partners did not support such proposal);

• Ignored a shareholder proposal approved by a majority of the shares outstanding (unless Artisan Partners did not support such proposal);

• Failed to act on a takeover offer where the majority of the shareholders had tendered their shares;

• With respect to director candidates of U.S. companies only, serves on the board of directors of more than five publicly-traded companies or serves as the chief executive officer of a publicly-traded company and also serves on the board of directors of more than two publicly-traded companies besides his/her own company (except that a vote will not be withheld for a candidate in director elections of the publicly traded company for which the director also serves as the chief executive officer; i.e., the vote will be withheld only in director elections for such candidate’s outside boards);

• In the past ten years was convicted of or pled guilty or no contest in a domestic or foreign court to any felony or misdemeanor involving fraud, false statements, wrongful taking of property, bribery, perjury, forgery, counterfeiting, extortion or conspiracy to commit any of these offenses, or has been found by a regulatory authority with jurisdiction over the nominee to have committed any such offense.

If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested and will be voted in accordance with the requirements set forth in sub-section entitled “Proxy Contests” under Discretionary Issues section of the Guidelines.

2. Age Limits—Vote AGAINST proposals to impose a mandatory retirement age for outside directors.  Vote FOR proposals to eliminate such a requirement.

3. Service on Other Boards—Vote FOR proposals to release restrictions of competitive activities of directors, which would permit the directors to serve on the boards of other companies to the extent such service on other boards is not otherwise limited or prohibited pursuant to applicable laws or regulations.  Vote AGAINST any proposals that would impose restrictions on competitive activities of directors that would prohibit the directors from serving on the boards of other companies, unless such restrictions or prohibitions are warranted by the applicable laws or regulations.

4. Board Size—Vote FOR proposals seeking to fix the board size or designate a range for the board size.  Vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

5. Classification/Declassification of the Board—Vote AGAINST proposals to classify the board, including proposals to amend charter or bylaws to, in effect, permit classification of the board.  Vote FOR proposals to repeal classified boards and to elect all directors annually, including proposals to amend charter or bylaws to, in effect, eliminate classification of the board.

6. Cumulative Voting—Vote proposals to eliminate cumulative voting in accordance with the recommendations of each investment team based on the team’s investment philosophy as follows:  AGAINST – Emerging Markets, Global Equity, U.S. Value; FOR – Global Value; and CASE-BY-CASE – U.S. Growth, Thematic, Developing World.  In director elections of companies in countries where cumulative voting is required by law or regulation, vote for the directors in accordance with the cumulative voting recommendations by ISS.

7. Indemnification and Liability Protection—Vote AGAINST proposals that would eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

8. Filling Vacancies—Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.  Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

9. Director Resignations—Vote FOR management proposals to accept resignations of directors from the board or committees on which they serve, unless there are apparent contentious issues relating to or requiring the resignation, in which case it shall be voted on a CASE-BY-CASE basis.

10. Removal of Directors—Vote AGAINST proposals that provide that directors may be removed only for cause.  Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

11. Term Limits—Vote AGAINST proposals to limit the tenure of outside directors.

12. Majority Vote Requirements—Vote FOR management proposals to require election of directors by a majority of votes cast.

C. Mergers and Corporate Restructuring

1. Appraisal Right—Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

2.Conversion of Securities and Corporate Reorganizations—Vote FOR the conversion or reorganization if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

D. Antitakeover Defenses and Voting Related Issues

1. Amend Bylaws without Shareholder Consent—Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.  Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

2. Control Share Acquisition Provisions—Vote AGAINST proposals to amend the charter to include control share acquisition provisions.  Vote FOR proposals to restore voting rights to the control shares and to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

3. Fair Price Provisions—Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

4. Greenmail— Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5. Issue Stock for Use with Rights Plan—Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

6. Stakeholder Provisions—Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

7. Supermajority Vote Requirements—Vote AGAINST proposals to require a supermajority shareholder vote.  Vote FOR proposals to lower supermajority vote requirements.

8.   Control Share Cash-Out Provisions—Vote FOR proposals to opt out of control share cash-out statutes.  Such statutes give dissident shareholder(s) the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position.

9. Disgorgement Provisions—Vote FOR proposals to opt out of state disgorgement provisions.  Such provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge to the company any profits realized from sale of that company’s stock purchased 24 months before achieving control status.

10. Freeze-Out Provisions—Vote FOR proposals to opt out of state freeze-out provisions.  Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

E. Capital Structure

1. Adjustments to Par Value of Common Stock—Vote FOR management proposals to reduce the par value of common stock (including through share capital reduction plans that provide for pro rata capital repayments) or to increase the par value of common stock in order to capitalize cash dividends paid to all shareholders on a pro rata basis, unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.  Vote FOR management proposals to eliminate par value.  Additionally, vote FOR any amendments to bylaws or other corporate documents related to the items above.

2. Common Stock Authorization—Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights unless clients hold the class with the superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

3. Preferred Stock Authorization—Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals to increase number of authorized shares of class or series of preferred stock that has superior voting rights, at a company that has more than one class or series of preferred stock.

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (blank check preferred stock).

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

4. Dual Class Stock—Vote AGAINST proposals to create a new class of common stock with superior voting rights.  Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o	It is intended for financing purposes with minimal or no dilution to current shareholders;

o	It is not designed to preserve the voting power of an insider or significant shareholder.

5. General Issuances of Equity or Equity-Linked Securities—Vote FOR proposals to issue equity or equity-linked securities with preemptive rights to a maximum of 100% over currently issued capital. Vote FOR such proposals without preemptive rights to a maximum of 20% over currently issued capital over a specified period of time, unless adequate restrictions on discounts and the limit on the number of times the mandate may be refreshed are not set with consideration to local market practices.

6. Share Repurchase Programs—Vote FOR management proposals to institute open-market share repurchase plans, except that proposals where there is evidence that a proposed repurchase plan is not fair to all shareholders or where the company indicates that a proposed repurchase plan may continue during a takeover period shall be voted on a CASE-BY-CASE basis.  Also, vote FOR management proposals to authorize the use of financial derivatives when repurchasing shares if voted FOR the approval of the relevant share repurchase plan.

7. Reissuance of Repurchased Shares—Vote FOR management proposals to reissue previously repurchased shares to the extent such reissuance would have a dilution effect of no more than 10%, unless there is clear evidence of abuse of this authority in the past.

8. Cancellation of Repurchased Shares—Vote FOR management proposals to cancel previously repurchased shares for routine accounting purposes unless the terms are unfavorable to shareholders.

9. Stock Distributions: Splits and Dividends—Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the effective increase in authorized shares would not result in an excessive number of shares available for issuance relative to outstanding shares.

10. Reverse Stock Splits—Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced or to avoid delisting.

11. Stock Splits—Vote FOR management proposals to implement a stock split when there is no dilution to existing shareholders.

F. Executive and Director Compensation

1. Stock Plans in Lieu of Cash—Vote FOR plans which provide a dollar-for-dollar cash for stock exchange for non-employee director plans only.

2. Director Retirement Plans—Vote AGAINST retirement plans for non-employee directors.

3. Incentive Bonus Plans and Tax Deductibility Proposals—Vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of ensuring the deductibility of compensation under the provisions of Section 162(m) of the Internal Revenue Code if no increase in shares is requested and if the plan does not contain an evergreen provision.  Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).  Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

4. Advisory Vote on Say on Pay Frequency—Vote proposals regarding the frequency in which companies must present shareholders with an advisory vote on executive compensation in accordance with the recommendations of each investment team based on the team’s investment philosophy as follows:  One Year – U.S. Value, Global Value, Global Equity; Two Years – Emerging Markets; Three Years – U. S. Growth, Thematic, Developing World.

5. Executive Death Benefits (Golden Coffins)—Vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation.  This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

G.   Social and Environmental Issues—Vote with management on shareholder proposals related to social and environmental issues.  Among the social and environmental issues to which this pertains are the following:  board diversification issues (e.g., representation on the board of women and minorities), consumer issues and public safety (e.g., animal rights, genetically modified foods, handguns, predatory lending, tobacco), environmental and energy issues (e.g., wildlife preservation, CERES principles, general environmental issues, global warming, recycling, renewable energy), political concerns (e.g., reporting on political contributions), preparation of sustainability reports (e.g., to address environmental, labor, human rights, health and safety, economic or other social issues and considerations), labor standards and human rights (e.g., international codes of conduct, country-specific human rights reports, China principles, MacBride principles), military business (e.g., military sales, weapons production), workplace diversity (e.g., equal opportunity reports, sexual orientation, employee diversity) and charitable contributions.

H. Bundled Proposals (Routine Items Only)—Vote bundled or “conditioned” proposals that consist of routine items and that, if voted separately, would result in conflicting outcomes, pursuant to recommendations of ISS.

IV.    Discretionary Issues

A. Shareholder Proposals—Vote CASE-BY-CASE for all shareholder proposals, except for shareholder proposals regarding social and environmental issues, which shall be voted in accordance with Section III.G, and shareholder proposals to change the date, time or location of annual meeting, which shall be voted in accordance with Section III.A.6.

B.   Board of Directors

1. Majority of Independent Directors—Vote on proposals requiring the board to consist of a majority of independent directors on a CASE-BY-CASE basis.

2. Majority of Independent Committee Members—Vote on proposals requiring the board audit, compensation and/or nominating committees be composed exclusively of independent directors on a CASE-BY-CASE basis.

3. Cumulative Voting—All proposals to restore or provide for cumulative voting should be evaluated on a CASE-BY-CASE basis relative to other governance provisions contained in the company’s governing documents and the company’s relative performance.

4. Indemnification and Liability Protection—Proposals providing expanded insurance coverage or indemnification or liability protection in cases when a director or officer was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, but the director’s or officer’s legal defense was nonetheless unsuccessful, should be evaluated on a CASE-BY-CASE basis.

5. Establish/Amend Nominee Qualifications—Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

6. Proxy access rights – Vote management proposals to adopt proxy access rights on a CASE-BY-CASE basis.

C. Proxy Contests

1. Director Nominees in Contested Elections— Votes in a contested election of directors should be decided on a CASE-BY-CASE basis, with shareholders determining which directors are best suited to add value for shareholders, considering the following factors, as applicable:

•  Performance of the company relative to its peers

•  Strategic plans of the incumbents and the dissidents

•  Independence of directors/nominees

•  Governance profile of the company

•  Evidence of management entrenchment

•  Experience and skills of board candidates

•  Responsiveness to shareholders

•  Whether takeover offer has been rebuffed

If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested.

2. Non-Director Voting Items—Votes on matters other than election of directors in proxy contests should be decided on a CASE-BY-CASE basis, even if such matters would otherwise be routine voting items under this policy.

3. Reimbursing Proxy Solicitation Expenses—In cases where Artisan Partners votes in favor of the dissidents, it also votes FOR reimbursing proxy solicitation expenses.  Otherwise, voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

D. Mergers and Corporate Restructuring

1. Mergers and Acquisitions, Asset Purchases and Asset Sales—Votes on mergers and acquisitions, issuance of securities to facilitate mergers and acquisitions, asset purchases and asset sales should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by considering, as applicable:

•  Strategic rationale for the transaction and financial and operational benefits

•  Offer price (cost vs. premium) and market reaction

• How the transaction was negotiated and the process

•  Changes in corporate governance and their impact on shareholder rights

•  Conflicts of interest

2. Conversion of Securities and Corporate Reorganizations—Votes on proposals regarding conversion of securities and corporate reorganizations are determined on a CASE-BY-CASE basis by considering, as applicable:

•  Dilution to existing shareholders’ position

•  Conversion price relative to market value

•  Financial issues

•  Control issues

•  Termination penalties

•  Terms of the offer

•  Management’s efforts to pursue other alternatives

•  Conflicts of Interest

3. Formation of Holding Company—Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis by considering, as applicable:

•  Reasons for the change

•  Any financial or tax benefits

•  Regulatory benefits

•  Increases in capital structure

•  Changes to the articles of incorporation or bylaws of the company

4. Going Private and Going Dark Transactions (LBOs and Minority Squeezeouts)—Vote on going private transactions on a CASE-BY-CASE basis, taking into account, as applicable:

•  Offer price/premium

•  Fairness opinion

•  How the deal was negotiated

•  Other alternatives/offers considered

•  Non-completion risk

•  Conflicts of interest

5. Issuance of Warrants/Convertibles/Debentures—Votes on proposals regarding issuance of warrants, convertibles and debentures should be determined on a CASE-BY-CASE basis by considering, as applicable:

•  Dilution to existing shareholders’ position

•  Terms of the offer

•  Financial issues

•  Management’s efforts to pursue alternatives

•  Control issues

•  Conflicts of interest

6. Joint Ventures—Vote CASE-BY-CASE on proposals to form joint ventures, taking into account, as applicable:

•  Percentage of assets/business contributed

•  Percentage ownership

•  Financial and strategic benefits

•  Governance structure

•  Conflicts of interest

•  Other alternatives

•  Non-completion risk

7. Liquidations—Votes on liquidations should be determined on a CASE-BY-CASE basis after reviewing, as applicable:

•  Management’s efforts to pursue other alternatives

•  Appraisal value of the assets

•  Compensation plan for executives managing the liquidation

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

8. Private Placements—Votes on proposals regarding private placements  should be determined on a CASE-BY-CASE basis by considering, as applicable:

•  Dilution to existing shareholders’ position

•  Terms of the offer

•  Financial issues

•  Management’s efforts to pursue alternatives

•  Control issues

•  Conflicts of interest

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

9. Prepackaged Bankruptcy Plans—Vote on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis, after evaluating, as applicable:

•  Dilution to existing shareholders’ position

•  Terms of the offer

•  Financial issues

•  Management’s efforts to pursue other alternatives

•  Control issues

•  Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

10. Recapitalizations—Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account, as applicable:

•  More simplified capital structure

•  Enhanced liquidity

•  Fairness of conversion terms, including fairness opinion

•  Impact on voting power and dividends

•  Reasons for the reclassification

•  Conflicts of interest

•  Other alternatives considered

11. Spinoffs—Votes on spinoffs should be considered on a CASE-BY-CASE basis, considering, as applicable:

•  Tax and regulatory advantages

•  Planned use of the sale proceeds

•  Benefits that the spinoff may have on the parent company

•  Valuation of spinoff

•  Conflicts of interest

•  Any changes in corporate governance and their impact on shareholder rights

•  Change in the capital structure

12. Exclusive Venue—Vote CASE-BY-CASE on exclusive venue proposals giving consideration to the following factors, as applicable:

•     The company’s stated rationale for adopting such a provision;

•      Whether the company has appropriate governance features, such as an annually elected board, a majority vote standard in uncontested director elections and the absence of a poison pill, unless the pill was approved by shareholders.

13. Related-party transactions – Vote CASE-BY-CASE on related-party transactions giving consideration to the following factors, as applicable:

•     The parties on either side of the transaction

•     The nature of the asset to be transferred/service to be provided

•     The pricing of the transaction (and any associated professional valuation)

•     The views of independent directors, where provided

•     The views of an independent financial adviser, where appointed

•     Whether any parties to the transaction, including advisers, are conflicted

•     The stated rationale for the transaction, including discussions of timing

E. Antitakeover Defenses

1. Fair Price Provisions—Votes on proposals to adopt fair price provisions or opt out of state fair price provisions are determined on a CASE-BY-CASE basis giving consideration to the following factors, as applicable:

•  Percentage of outstanding shares that an acquirer must obtain before triggering the defense

•  Formula employed in determining fair price

•  Vote needed to overcome the board’s opposition to the acquisition

•  Vote required to repeal or amend the fair pricing provision

•  Size of the block of shares controlled by officers, directors, and their affiliates

•  Other takeover provisions

•  Company history relating to premium acquisition offers

2. Greenmail—Votes on anti-greenmail proposals which are bundled with other charter or bylaw amendments should be determined on a CASE-BY-CASE basis after determining whether the overall effect of the proposal is positive or negative for shareholders.

3. Poison Pills (Shareholder Rights Plans)—Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis.  Ideally, plans should embody the following attributes, as applicable:

•  20% or higher flip-in or flip-over

•  Two to three year sunset provision

•  No dead-hand, slow-hand, no-hand or similar features

•       Shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

4. Shareholders’ Ability to Call Special Meetings—Votes on proposals to restrict or prohibit shareholders’ ability to call special meetings or to remove restrictions on the right of shareholders to act independently of management should be evaluated on a CASE-BY-CASE basis.

F. State or Country of Incorporation

1. State Takeover Statutes—Votes on proposals to opt in or out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pills endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions) should be considered on a CASE-BY-CASE basis.

2. Reincorporation Proposals—Votes on proposals to change a company’s state or country of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, as applicable:

•  Reasons for reincorporation

•  Comparison of company’s governance provisions prior to and following the transaction

•  Comparison of corporation laws of original state or country and destination state or country

G. Capital Structure

1. Common Stock Authorization—Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS.

2. Preferred Stock—Votes on proposals to increase the number of shares of blank check preferred shares are determined on a CASE-BY-CASE basis after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

3. Reverse Stock Splits—Votes on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS.

4. Tracking Stock—Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against the following factors, as applicable:

•  Adverse governance changes

•  Excessive increases in authorized capital stock

•  Unfair method of distribution

•  Diminution of voting rights

•  Adverse conversion features

•       Negative impact on stock option plans

•  Other alternatives such as a spinoff

H. Executive and Director Compensation

1. Bundled Compensation—Votes on non-executive director compensation proposals that include both cash and share-based components as well as proposals that bundle compensation for both non-executive and executive directors into a single resolution are determined on a CASE-BY-CASE basis.

2. Compensation Plans (Management “Say on Pay”)—Votes on compensation plans for executives and directors, including advisory votes on compensation matters, are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS, if available.

3. Remuneration Report—Votes on an issuer’s compensation policy as set out in a remuneration report are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

4. Stock Plans in Lieu of Cash—Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.  Votes on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

5. Management Proposals Seeking Approval to Reprice Options—Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following, as applicable:

•  Historic trading patterns

•  Rationale for the repricing

•  Value-for-value exchange and treatment of surrendered options

•  Option vesting period and term of the option

•  Exercise price •  Participants

6. Employee Stock Purchase Plans—Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis considering the following factors, as applicable:

•  Purchase price compared to fair market value

•  Offering period

•  Potential voting power dilution

Votes on non-qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis considering the following factors, as applicable:

o	Broad-based participation by company employees

o	Limits on employee contributions

o	Company matching contributions

o	Discounts on the stock price at the time of purchase

7. Incentive Bonus Plans and Tax Deductibility Proposals—Votes on new or amended plan proposals containing evergreen provisions should be considered on a CASE-BY-CASE basis.  Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis taking into account the overall impact of the amendment(s).

8. Golden and Tin Parachutes—Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes (severance plans that cover senior level executives of a firm in the event that the firm undergoes a change in control) or tin parachutes (severance plans that cover all of the employees of a company in the event it undergoes a change in control). An acceptable parachute should include the following:

•  The parachute should be less attractive than an ongoing employment opportunity with the firm; and

•  The triggering mechanism should be beyond the control of management.

9. Bonus Banking/Bonus Banking “Plus”—Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results based on performance metrics on which the bonus was earned, taking into account the following factors:

•  The company’s past practices regarding equity and cash compensation

•  Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio

•  Whether the company has a rigorous claw-back policy in place

10. Shareholder Ratification of Director Pay Programs — Vote CASE-BY-CASE on management proposals seeking the ratification of non-employee director compensation taking into account the features of the plan including, but not limited to, the following factors:

•  If the equity plan is on the same ballot, whether or not the plan warrants support

•  The presence of problematic pay practices

•  Equity awards vesting schedules

•  Meaningful limits on director compensation

•  Quality of disclosure surrounding director compensation

11. Equity Plans for Non-Employee Directors — Vote CASE-BY-CASE on management compensation plans for non-employee directors taking into account the features of the plan including, but not limited to, the following factors:

•  Total estimated cost of the plan relative to industry and market cap peers

•  The company’s three-year burn rate relative to industry and market cap peers

•  The presence of problematic pay practices.

I.  Bundled Proposals—Vote bundled or "conditioned" proposals on a CASE-BY-CASE basis taking into account the aggregate effect of the items.

BAILLIE GIFFORD OVERSEAS LIMITED (“Baillie Gifford Overseas”) - Proxy Voting Policies Summary
Baillie Gifford Overseas is a wholly owned subsidiary of Baillie Gifford & Co. (“Baillie Gifford”), which is a partnership controlled by its full-time working partners.
Baillie Gifford’s Corporate Governance Team is responsible for coordinating Baillie Gifford’s proxy voting policy in conjunction with the relevant investment managers, and in line with its Global Corporate Governance Principles and Guidelines.
Where Baillie Gifford clients have delegated their voting rights to Baillie Gifford, it endeavors to vote all of their shares in all markets.  Baillie Gifford believes the union of investment management responsibilities and voting power is in its clients’ best interests.  The Corporate Governance Team coordinates the voting policy in conjunction with the relevant investment managers, and in line with its engagement and investment strategy. Accordingly, the ability to vote its clients’ shares strengthens its position when engaging with investee companies and supports the stewardship of its clients’ investments.
When evaluating each meeting agenda, Baillie Gifford’s Corporate Governance Team considers third party analysis, company proxy documents, Baillie Gifford’s own research and discussions with company management. When gathering information and making its voting decisions, it endeavors to engage with companies and their advisers. Whilst the Team is cognizant of proxy advisers’ recommendations, it does not delegate or outsource any of its stewardship activities or rely upon their recommendations when deciding how to vote its clients’ shares.
All voting decisions are made in-house according to Baillie Gifford Guidelines and in line with its clients’ best interests. Baillie Gifford strongly believes that proxy voting is an integral part of its stewardship responsibilities and therefore where it plans to vote against management it routinely advises investee companies of its voting decision and the corresponding rationale.
Central to Baillie Gifford’s investment strategy as a long-term growth investor is its willingness to invest in strong management teams who will run their respective company for the benefit of all stakeholders. In its role as an effective steward it looks to work with management to encourage innovation and a healthy approach to risk. Baillie Gifford’s engagement and voting practices are developed to be supportive of management and their vision for the business in a manner that will protect and enhance shareholders’ rights. Accordingly, Baillie Gifford aims to be a thoughtful and constructive member of the company’s shareholder register who will facilitate superior long-term performance which is in the best interests of its clients.
Shareholder Rights
Baillie Gifford believes that a company’s Articles of Association should serve as a framework to protect shareholders’ rights by effectively regulating the powers of the company.
It is supportive of amendments to company Articles that benefit all shareholders.
Amendments to a company’s Articles should be presented in separate resolutions in order to allow shareholders maximum discretion.
In its role as an effective steward of its investee companies Baillie Gifford believes the following items are fundamental rights of all shareholders –
To approve the election and subsequent re-election of the Board of Directors;
The ability to vote on a company’s authority to issue equity;
The right to approve a company’s dividend;
The ability to include items on shareholder meeting agendas;
The discretion to vote on significant transactions;

In accordance with these beliefs, Baillie Gifford will oppose changes to a company’s Articles which erode shareholders’ rights.

Board of Directors
Baillie Gifford believes that to maximize a Board’s potential to deliver long-term performance it should incorporate a diverse range of skills and experience relevant to the company’s business and challenges.
It supports the separation of the Chairman and CEO positions in order to balance power at the head of the company.
It believes that a majority of a company’s Board should be independent members who provide effective oversight of management’s activities and represent shareholders’ best interests.
It encourages the disclosure of directors’ names and biographies accordingly, it will withhold support from nominees when the company fails to provide this level of disclosure.

It is a rare event but, consistent with previous voting decisions, Baillie Gifford will take voting action against directors who it believes have failed to fulfil their duties to protect shareholders’ rights or are not acting in shareholders’ best interests.
Share Issuances and Poison-pills/Anti-takeover Device
Baillie Gifford supports company requests to issue equity to ensure flexibility for sensible capital allocations.
•
It reviews requests to issue shares with and without pre-emptive rights on a case-by-case basis, giving consideration to the potential needs of the company and potential impact on existing shareholders.

•	It is opposed to the issuance of convertible debt that would subsequently result in the dilution and disadvantage of existing shareholders.
•	It reviews the introduction or renewal of any form of poison-pill/anti-takeover device based on the merits of each individual request and its potential impact on existing shareholders.
•	It is opposed to discounted share issuances that do not include pre-emptive rights or where the rights are not marketable by existing shareholders.

Executive Remuneration
Baillie Gifford believes that effective remuneration policies should be based on a simple framework to provide appropriate pay-for-performance.
It will support innovative remuneration policies which do not necessarily fit with conventional practices, but are bespoke to a company’s individual circumstances and will incentivize superior long-term performance.
It uses its discretion when analyzing executive remuneration and will routinely oppose remuneration reports which include or allow for the following provisions –
Retesting of performance conditions;
Repricing of equity awards;
Discounted equity awards to executives;
Excessive vesting at median performance (>35%);
Executive directors participate in the administration of executive remuneration;
Lack of transparency relative to market practices and listing requirements;
Inclusion of non-executive directors in the same incentive plans as executives.
It will only support one-off awards to executives in exceptional circumstances where the award is fully justified by the Remuneration Committee. It does not expect this to be a frequent occurrence.

It is supportive of remuneration plans which enable executives to grow their holding in the company via the retention of their vested awards.

Resolutions Proposed by Shareholders
Baillie Gifford acknowledges shareholder resolutions as an alternative method of communication with investee companies and accordingly reviews each proposal on a case-by-case basis.
It will support those resolutions which it believes are in shareholders’ best interests. Examples may include –
Proxy Access;
Declassification of the Board;
Introduction of majority voting.

It will oppose shareholder resolutions which seek to micromanage the company and provide little or no benefit to the company’s shareholders and its future development.
The Corporate Governance Team consults investment managers on corporate, strategic and potentially materially relevant issues. It takes a pragmatic approach to voting and assesses meeting agenda items on a case-by-case basis. For exceptional circumstances that require it to deviate from its voting guidelines, Baillie Gifford endeavors to make an informed voting decision which it believes is in the best interests of its clients.
Conflicts of Interest
Baillie Gifford recognizes the importance of managing potential conflicts of interest that may exist when it votes a proxy solicited by a company with whom it has a material business or personal relationship. Baillie Gifford’s Corporate Governance Team is responsible for monitoring possible material conflicts of interest with respect to proxy voting. Application of its Global Corporate Governance Principles and Guidelines to vote proxies will, in most instances, adequately address any possible conflicts of interest.
For proxy votes that involve a potential conflict of interest, or are inconsistent with (or not covered by) the Guidelines but are consistent with management’s recommendation, Baillie Gifford’s Management Committee, which comprises six senior Baillie Gifford partners, will review the voting rationale, consider whether business relationships between Baillie Gifford and the company have influenced the proposed inconsistent vote and decide the course of action to be taken in the best interest of their clients. The Management Committee’s decision and rationale will be documented.
Stock Lending
Although Baillie Gifford does not lend stock directly, it recognizes that in instances where its clients lend stock, it is unable to vote their shares at company meetings. Where material votes arise at company meetings, and it believes that the outcome of the vote may directly and significantly impact the corporate strategy or investment returns, it will advise its clients to recall their stock and, where appropriate, liaise with their custodian banks.

ROBERT W. BAIRD & CO., INC. – Proxy Voting Policies Summary
The Baird Advisors department of Robert W. Baird & Co. Incorporated (the “Advisor”) exercises voting authority with respect to securities held by the series of Baird Funds, Inc. (each a “Fund” and collectively the “Funds”) and our private account clients that have delegated proxy voting authority to Baird Advisors.  We owe these clients duties of care and loyalty.  Our duty of care requires us to monitor corporate events and to vote the proxies.  Our duty of loyalty requires us to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.
I.  SUPERVISION OF POLICY
The Baird Advisors compliance supervisor is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures.  The Baird Advisors portfolio managers are responsible for monitoring corporate actions, proxy proposals, voting decisions, and the timely submission of proxies.  We utilize Institutional Shareholder Services (“ISS”) to make recommendations as to how to vote proxies.  A proxy voting committee (the “Committee”) that includes members from Baird Equity Asset Management, Baird Advisors, and the Legal and Compliance departments of the Advisor, is responsible for considering challenges made by Baird Advisors portfolio managers to the recommendations of ISS and addressing material conflicts between the interests of the Advisor and those of the Funds and other Baird Advisors clients.
II.  CONFLICTS OF INTEREST
There may be instances where our interests conflict, or appear to conflict, with client interests.  For example, we (or our affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies.  There may be a concern that we would vote in favor of management because of our relationship with the company.  Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship. We generally believe a material conflict exists if Baird Advisors (i) manages or is pursuing management of accounts that are affiliated with the company soliciting proxies, (ii) is aware of investment banking or other relationships that the Advisor has or is pursuing with the company soliciting proxies (or its senior officers) that may give Baird Advisors an incentive to vote as recommended by the company, or (iii) has been asked or directed by persons associated with the Advisor or the company soliciting proxies to vote proxies in a certain manner in order to maintain or develop a relationship between the Advisor and the company.  The Committee may also determine if a material conflict of interest exists for other reasons.
Our duty is to vote proxies in the best interests of our clients and Fund shareholders.  Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:
1.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as ISS;
2.	Refer the proxy to the client or to a fiduciary of the client for voting purposes;
3.	Suggest that the client engage another party to determine how the proxy should be voted;
4.
Ask the Committee to determine the nature and materiality of the conflict and vote the proxy in a manner the Committee believes is in the best interests of the client (or, in the case of a Fund, the Fund’s shareholders) without consideration of any benefit to the Advisor or its affiliates; or

5.	Disclose the conflict to the client or, with respect to the Funds, the Fund’s Board of Directors (or its delegate) and obtain the client’s or Board’s direction to vote the proxies.

III.  RECORDKEEPING
We will maintain the following records with respect to proxy voting:
a copy of our proxy voting policies and procedures;
a copy of all proxy statements received (the Advisor may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);
a record of each vote cast on behalf of a client (the Advisor may rely on a third party to satisfy this requirement);
a copy of any document prepared by the Advisor that was material to making a voting decision or that memorializes the basis for that decision; and
a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 under the Investment Advisors Act of 1940.
IV.  DISCLOSURE TO CLIENTS
We will disclose to clients and to the Board of Directors of the Funds how they can obtain information from us on how client and Fund portfolio securities were voted.  This disclosure will be made annually.  At the same time, we will provide a summary of these proxy voting policies and procedures to clients and to the Board of Directors of the Funds, and, upon request, will provide them with a copy of the same.
V.  PROXY VOTING GUIDELINES
Portfolio managers will typically vote in accordance with the recommendations made by ISS, as they are modified and amended from time to time.  ISS recommendations are not exhaustive, do not address all potential voting issues, and do not necessarily correspond with the opinions of the portfolio managers.  ISS often applies its recommendations without an in-depth understanding of the companies and their performance.  For that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines.  All proxies by an issuer will typically be voted in the same manner for all clients, unless there is a conflict of interest or client guidelines dictate otherwise.  In the event the portfolio manager believes the ISS recommendation is not in the best interest of the shareholders and on those matters for which ISS does not provide a specific voting recommendation, he/she will bring the issue to the Committee.  The decision on the issue will be made by the Committee and communicated to the managers and analysts to cast their votes in accordance with the Committee’s recommendation.  Any votes cast differently than an ISS recommendation will be noted, with reasons for the change documented.

Barrow, Hanley Mewhinney & Straus
Proxy Voting

BHMS has the responsibility to vote proxies for equity securities for its clients who have delegated this responsibility to us. BHMS’ fiduciary duty requires us to vote the proxies in the best economic interests of our clients, the beneficial owners of the securities. BHMS has adopted this Proxy Voting Policy and maintains written procedures for the handling, research, voting, and reporting of the proxy votes and makes appropriate disclosures about proxy voting on behalf of our clients. Disclosure information about the Firm’s Proxy Voting is included in BHMS’ Form ADV Part 2.

To assist in the proxy voting process, BHMS retains the services of Glass Lewis & Co. Glass Lewis provides:

•	Research on corporate governance, financial statements, business, legal and accounting risks;
•	Proxy voting recommendations, including ESG (Environmental, Social and Governance) voting guidelines;
•	Portfolio accounting and reconciliation of shareholdings for voting purposes;
•	Proxy voting execution, record keeping, and reporting services.

Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee

•
BHMS’ Proxy Oversight Committee is responsible for implementing and monitoring BHMS’ proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures. The Proxy Oversight Committee conducts periodic reviews to monitor and ensure that the Firm’s policy is observed, implemented properly, and amended or updated, as appropriate. The Proxy Oversight Committee is made up of the CCO/CRO, the Responsible Investing Committee lead, the director of equity operations, the ESG research coordinator, and an at-large portfolio manager.

•
BHMS’ proxy coordinators review and organize the data and recommendations provided by the proxy service. The proxy coordinators are responsible for ensuring that the proxy ballots are routed to the appropriate research analyst based on industry sector coverage. Proxy coordinators are assigned from the equity operations department.

•
BHMS research analysts review and evaluate proxy proposals and make written recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm’s analysis and are in the best interest of the shareholders, our clients.

•
BHMS equity portfolio managers are members of the Proxy Voting Committee. Equity portfolio managers vote proxy proposals based on share ownership after giving consideration to BHMS’ Proxy Voting Guidelines, internal research recommendations, and the opinion of Glass Lewis. Proxy votes must be approved by the Proxy Voting Committee before submitting to the proxy service provider.

•	Voting proxies for the Diversified Small Cap Value and Diversified Small/Mid Cap Value accounts is done in accordance with the proxy service provider’s recommendations for the following reasons:

BARROW, HANLEY, MEWHINNEY & STRAUSS	1

o	Investments are based on a quantitative model. Fundamental research is not performed for the holdings.
o	The holding period is too short to justify the time for analysis to vote.

Conflicts of Interest

•	Potential conflicts may arise when BHMS invests in equity securities of corporations who are also clients of the Firm. BHMS seeks to mitigate potential conflicts by:

o	Making voting decisions for the benefit of the shareholder(s), our clients;
o	Uniformly voting every proxy based on BHMS’ internal research and consideration of Glass Lewis’ recommendations; and
o	Documenting the votes of companies who are also clients of the Firm.

•
If a material conflict of interest exists, members from the Proxy Voting and Oversight Committees will determine if the clients should have an opportunity to vote their proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.

Other Policies and Procedures

•	BHMS sends a daily electronic transfer of equity positions to the proxy service provider.

•	The proxy service provider identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.

•	BHMS sends a proxy report to clients at least annually (or as requested by client), listing the number of shares voted and disclosing how proxies were voted.

•	Voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.

•	BHMS’ Proxy Voting Guidelines are available upon request by calling: (214) 665-1900, or by e-mailing: clientservices@barrowhanley.com.

•	The proxy coordinators retain the following proxy records for at least seven years:

o	These policies and procedures and any amendments;

o	Proxy statements received regarding our clients’ securities;

o	A record of each proxy we voted;

o	Proxy voting reports that are sent to clients annually;

o	Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision; and

o	Records of any client’s request for proxy voting information.

BARROW, HANLEY, MEWHINNEY & STRAUSS	2

Revised December 31, 2016

BARROW, HANLEY, MEWHINNEY & STRAUSS	3

BLACKROCK INVESTMENT MANAGEMENT, LLC – Proxy Voting Policies Summary
Introduction to BlackRock
BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world.  BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, closed-end funds, and other pooled investment vehicles and the industry-leading iShares ETFs.  Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.
Philosophy on corporate governance
BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients.  We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.
We believe that there are certain fundamental rights attached to share ownership. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ interests.  Effective voting rights are central to the rights of ownership and there should be one vote for one share.  Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws.  Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, the distribution of income and the capital structure.  In order to exercise these rights effectively, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the proposals, and of the performance of the company and management.
Our focus is on the board of directors, as the agent of shareholders, which should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed.  The board should provide direction and leadership to the management and oversee management’s performance.  Our starting position is to be supportive of boards in their oversight efforts on our behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings.  Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns regarding strategy or performance.
These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions.  Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market.  However, as noted above, we do believe that there are some overarching principles of corporate governance that apply globally.  We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances.  We are interested to understand from the company’s reporting its approach to corporate governance, particularly where it is different from the usual market practice, and how it benefits shareholders.
BlackRock also believes that shareholders have responsibilities in relation to monitoring and providing feedback to companies, sometimes known as stewardship.  These ownership responsibilities include, in our view, engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation.  Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures.  Our own approach to oversight in relation to our corporate governance activities is set out in the section below titled “BlackRock’s oversight of its corporate governance activities”.

Corporate governance, engagement and voting
We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles.  The primary objective of our corporate governance activities is the protection and enhancement of the value of our clients’ investments in public corporations.  Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation.  We discuss below the principles under six key themes.  In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.
The six key themes are:
Boards and directors
Auditors and audit-related issues
Capital structure, mergers, asset sales and other special transactions
Remuneration and benefits
Social, ethical and environmental issues
General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders.  Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice.  In making voting decisions, we take into account research from proxy advisors, other internal and external research, information published by the company or provided through engagement and the views of our equity portfolio managers.
BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed.  Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives.  There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.
Boards and directors
The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests.  Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company.  For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.
We expect the board of directors to promote and protect shareholder interests by:
establishing an appropriate corporate governance structure;
supporting and overseeing management in setting strategy;
ensuring the integrity of financial statements;
making decisions regarding mergers, acquisitions and disposals;
establishing appropriate executive compensation structures; and
addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted.  Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders.  We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members.  Concerns about directors may include their role on the board of a different company where that board has performed poorly and failed to protect shareholder interests.
BlackRock believes that directors should stand for re-election on a regular basis.  We assess directors nominated for election or re-election in the context of the composition of the board as a whole.  There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee.  We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders.
Common impediments to independence may include but are not limited to:
current employment at the company or a subsidiary;
former employment within the past several years as an executive of the company;
providing substantial professional services to the company and/or members of the company’s management;
having had a substantial business relationship in the past three years;
having, or representing a shareholder with, a substantial shareholding in the company;
being an immediate family member of any of the aforementioned; and
interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it.  Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director.  The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations.  The lead independent board director should be available to shareholders if they have concerns that they wish to discuss.
To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members.  BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning.  In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors.  We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors.  BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters.  In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters.  An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements which should provide a complete and accurate picture of a company’s financial condition.  We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function.  We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.
The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management.  To that end, we believe it is important that auditors are, and are seen to be, independent.  Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained.  Audit committees should also have in place a procedure for assuring annually the independence of the auditor.
Capital structure, mergers, asset sales and other special transactions
The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors.  Pre-emption rights are a key protection for shareholders against the dilution of their interests.
In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders.  Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it.  We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value.  We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length.  We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own.  Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.
BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction.  In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights.  Such mechanisms can serve to protect and entrench interests other than those of the shareholders.  We believe that shareholders are broadly capable of making decisions in their own best interests.  We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.
Remuneration and benefits
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly long-term shareholder returns.  We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize.  We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice.  We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures.  We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders.  We are not supportive of one-off or special bonuses unrelated to company or individual performance.  We support incentive plans that pay out rewards earned over multiple and extended time periods.  We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance.  Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract.  Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf.  It is within this context that we undertake our corporate governance activities.  We believe that well-managed companies will deal effectively with the social, ethical and environmental (“SEE”) aspects of their businesses.
BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed.  This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company.  The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place.  This helps shareholders assess how well management is dealing with the SEE aspects of the business.  Any global standards adopted should also be disclosed and discussed in this context.
We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately.  Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters.  In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.
More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.
We do not see it as our role to make social, ethical or political judgments on behalf of clients.  We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate.  They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.
General corporate governance matters
BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest.  In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these.  The reporting and disclosure provided by companies helps shareholders assess whether the economic interests of shareholders have been protected and the quality of the board’s oversight of management.  BlackRock believes shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

BlackRock’s oversight of its corporate governance activities
Oversight
BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes.  This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Corporate Governance Group”), and which is considered an investment function.  BlackRock maintains three regional oversight committees (“Corporate Governance Committees”) for the Americas, Europe, the Middle East and Africa (EMEA) and Asia-Pacific, consisting of senior BlackRock investment professionals.  All of the regional Corporate Governance Committees report to a Global Corporate Governance Oversight Committee, which is a risk-focused committee composed of senior representatives of the active and index equity investment businesses, the Deputy General Counsel, the Global Executive Committee member to whom the Corporate Governance Group reports and the head of the Corporate Governance Group.  The Corporate Governance Committees review and approve amendments to their respective proxy voting guidelines (“Guidelines”) and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines.  The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate.  The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance.  The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast.  The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision.  BlackRock’s Equity Policy Oversight Committee (EPOC) is informed of certain aspects of the work of the Global Corporate Governance Oversight Committee and the Corporate Governance Group.
Vote execution
BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority.  BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its Guidelines for the relevant market.  The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees.  The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.
In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers the decision generally will be made by a Fund’s portfolio managers and/or the Corporate Governance Group based on their assessment of the particular transactions or other matters at issue.
In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies.  These issues include but are not limited to:  (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.  We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis.  In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the issuer’s proposal.
While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts.  In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those Funds, on how best to maximize economic value in respect of a particular investment.  Accordingly, portfolio managers retain full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item.
Conflicts management
BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates.  Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:
BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.
The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context.  The Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.
BlackRock’s Global Corporate Governance Oversight Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees.  The Global Corporate Governance Oversight Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.
BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities.  In addition, BlackRock maintains procedures intended to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder.  Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure that proxy-related client service levels are met.  The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.  The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.  Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests.  The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes.  Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted.  Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions.  In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.
Voting guidelines
The issue-specific voting Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest.  These Guidelines are not intended to be exhaustive.  BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review.  As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance.  Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.
Reporting
We report our proxy voting activity directly to clients and publically as required.  In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

BOSTON PARTNERS

WPG PARTNERS

REDWOOD PARTNERS

Proxy Voting Policies

March 2017

Boston Partners 909 Third Avenue New York, NY 10022 — Telephone 212-908-9500 — www.boston-partners.com

I. The Board of Directors		1
A.	Voting on Director Nominees in Uncontested Elections	1
B.	Majority Voting for Director Elections (U.S. and Canada)	5
C.	Chairman and CEO are the Same Person	6
D.	Majority of Independent Directors	6
E.	Stock Ownership Requirements	6
F.	Options Backdating	6
G.	Lack of nominating committee	7
H.	Term of Office	7
I.	Requiring two or more nominees	7
J.	Age Limits	7
K.	Director and Officer Indemnification and Liability Protection	7
L.	Succession Planning	7
M.	Limits for directors receiving 25% Withhold Votes	7
N.	Establish/Amend Nominee Qualifications	8
O.	Director Elections – Non-U.S. Companies	8
II. Proxy Contests		26
A.	Voting for Director Nominees in Contested Elections	26
B.	Reimburse Proxy Solicitation Expenses	26
III. Auditors		27
A.	Ratifying Auditors	27
B.	Italy - Director and Auditor Indemnification	27
C.	Austria, Greece, Portugal and Spain:	28
D.	MSCI EAFE Companies - Auditor Fee Disclosure	28
IV. Proxy Contest Defenses		28
A.	Board Structure: Staggered vs. Annual Elections	28
B.	Shareholder Ability to Remove Directors	28
C.	Cumulative Voting	29
D.	Shareholder Ability to Call Special Meetings	29
E.	Shareholder Ability to Act by Written Consent	29
F.	Shareholder Ability to Alter the Size of the Board	30
V.	Tender Offer Defenses	30
A.	Poison Pills	30
B.	Poison Pills (Japan)	31
C.	Anti-Takeover Proposals (France)	31

D.	Fair Price Provisions	32
E.	Greenmail	32
F.	Pale Greenmail	32
G.	Unequal Voting Rights	32
H.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws	32
I.	Supermajority Shareholder Vote Requirement to Approve Mergers	32
J.	White Squire Placements	32
K.	Protective Preference Shares	33
VI. Miscellaneous Governance Provisions		33
A.	Confidential Voting	33
B.	Equal Access	34
C.	Bundled Proposals	34
D.	Shareholder Advisory Committees	34
E.	Charitable Contributions	35
F.	Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement	35
G.	Related-Party Transactions (France)	35
H.	Related Party Transaction Auditor Reports (France)	35
I.	Authority to Reduce Minimum Notice Period for Calling a Meeting (non-US Companies)	35
VII. Capital Structure		37
A.	Common Stock Authorization	37
B.	Capital Issuance Requests	37
C.	Stock Distributions: Splits and Dividends	39
D.	Reverse Stock Splits	39
E.	Preferred Stock	39
F.	Adjustments to Par Value of Common Stock	39
G.	Preemptive Rights	39
H.	Debt Restructurings	39
I.	Share Repurchase Programs	40
J.	Share Repurchase Programs to Fund Stock Option Plans	40
K.	Additional Share Repurchase Programs	40
L.	Netherlands - Remuneration Report	41
M.	Tracking Stock	42
N.	“Going Dark” Transactions	42
VIII.	Executive and Director Compensation	42

A.	General	42
B.	Management Proposals Seeking Approval to Reprice Options	44
C.	Director Compensation	44
D.	Employee Stock Purchase Plans	44
E.	OBRA-Related Compensation Proposals:	45
F.	Shareholder Proposals to Limit Executive and Director Pay	46
G.	Golden and Tin Parachutes	46
H.	Employee Stock Ownership Plans (ESOPs)	46
I.	401(k) Employee Benefit Plans	46
J.	Pension Plan Income and Performance-Based Compensation	47
K.	Indexed Options and Performance Vested Restricted Stock	47
L.	Burn Rate	47
M.	Transferable Stock Options	47
N.	Supplemental Executive Retirement Plan (SERPs)	47
O.	Pay-for-Superior-Performance	47
P.	Executive Compensation Advisory Proposal (Say on Pay)	47
Q.	Pre-Arranged Trading Plans (10b5-1 Plans)	49
R.	Share Buyback Holding Periods	50
S.	Tax Gross-Up Proposals	50
T.	Reimbursement of Expenses Incurred from Candidate Nomination Proposal	51
U.	Equity Based Compensation Plans are evaluated on a case-by-case basis	51
V.	Golden Coffin (Death Benefit)	52
W.	Hold Till (post) Retirement	52
X.	Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity:	53
Y.	Compensation Issue in Non-US Companies	53
Z.	Canadian Equity Compensation Plans, TSX Issuers	57
IX.	State of Incorporation	58
A.	Voting on State Takeover Statutes	58
B.	Voting on Reincorporation Proposals	58
X.	Mergers and Corporate Restructurings	59
A.	Mergers and Acquisitions	59
B.	Corporate Restructuring	60
C.	Spin-offs	60
D.	Asset Sales	60

E.	Liquidations	60
F.	Appraisal Rights	60
G.	Changing Corporate Name	60
H.	Special Purpose Acquisition Corporations (SPACs)	60
XI.	Mutual Funds	61
XII.	Corporate Governance and Conduct	62

Boston Partners
Proxy Voting Policies
As of March 2017

The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

Compliance with market legal requirements for minimum board independence.

Long-term corporate performance record relative to a market index;

Composition of board and key board committees;

Corporate governance provisions and takeover activity;

Nominee’s attendance at meetings;

Nominee’s investment in the company;

Whether a retired CEO sits on the board;

Whether the chairman is also serving as CEO;

Whether the nominee is an inside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; AND

Whether the company has failed to meet a predetermined performance test for issuers within the Russell 3000 index;

For issuers within the Russell 3000 index, after evaluating the company’s overall performance relative to its peers, taking into account situational circumstances including (but not limited to) changes in the board or management, and year-to-date total shareholder returns;

On members of the Audit Committee and/or the full board if poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures taking into consideration the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted.

If the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval taking into account the following factors:

The date of the pill’s adoption relative to the date of the next meeting of shareholders – i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

The issuer’s governance structure and practices; and

The issuer’s track record of accountability to shareholders.

In the following situations, votes on director nominees will be WITHHELD:
1

Nominee attends less than 75% of the board and committee meetings without a valid excuse;

Nominee implements or renews a dead-hand or modified dead-hand poison pill;

Nominee ignores a shareholder proposal that is approved by a majority of shares outstanding;

Nominee has failed to act on takeover offers where the majority of the shareholders have tendered their shares;

Nominee is an inside director or affiliated outsider and sits on the audit, compensation, or nominating   committees;

Nominee is an inside director or affiliated outsider and the majority of the board is not independent;

Nominee is an audit committee member when a company’s non-audit fees are greater than 50% of all fees paid;

Nominee has failed to replace management as appropriate;

Nominee is CEO of a publicly traded company who serves on more than three public boards including his/her own board;

From the entire board (except new nominees) where the director(s) receive more than 50% WITHHOLD votes of those cast and the issue underlying the WITHHOLD vote has not been addressed;

From compensation committee members if there is a poor linkage between performance (1/3 yrs TSR) and compensation practices based on peer group comparisons;

From compensation committee members if they fail to submit one-time transferable stock options to shareholders for approval;

From compensation committee members if the company has poor compensation practices. Poor disclosure will also be considered. Poor compensation practices include, but are not limited to:

Egregious employment contracts including excessive severance provisions

Excessive perks that dominate compensation (base salary will be used as a relative measure to determine excessiveness)

Huge bonus payouts without justifiable performance

Performance metrics that are changed during the performance period

Egregious SERP payouts

New CEO with overly generous new hire package

Internal pay disparity

Poor practices (unless contractually bound) have not been remedied despite the previous application of cautionary language

Multi-year base salary increases guaranteed as part of an employment contract

Perks for former executives including car allowances and personal use of corporate aircraft

Excessive severance/change in control arrangements now include any new or materially amended arrangements that include provisions for the payment of excise tax gross-ups (including modified gross-ups) and/or modified single-triggers (which allow an executive to receive change-in-control severance upon voluntary resignation during a window period following the change in control);

Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;
2

Tax reimbursements of any executive perquisites or other payments will be considered a poor pay practice;

Payment of dividends or dividend equivalents on unearned performance awards will be considered a poor practice;

From any nominee, with the exception of new nominees, if the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level;

In the following situations, votes on director nominees will be WITHHELD or voted AGAINST:

Incumbent director nominees at Russell 3000 companies, if there is a lack of accountability and oversight, along with sustained poor performance relative to their peers; and

Audit committee members when the company receives an Adverse Opinion on the company’s financial statements from its auditors;

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term pill” (12 months or fewer), without shareholder approval.  A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation.  Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill.  This policy will apply to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009.)

The board makes a material, adverse change to an existing poison pill without shareholder approval.

The entire board of directors (except new nominees, who will be considered on a CASE-BY-CASE basis), if:

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors considered are:

• Disclosed outreach efforts by the board to shareholders in the wake of the vote;
• Rationale provided in the proxy statement for the level of implementation;
• The subject matter of the proposal;
• The level of support for and opposition to the resolution in past meetings;
• Actions taken by the board in response to the majority vote and its engagement with shareholders;
• The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
• Other factors as appropriate.;

Under extraordinary circumstances, BP will vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:

Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company (including but not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging company stock or significant pledging of company stock

Failure to replace management as appropriate; or

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interest of shareholders at any company.
3

BP will vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors, as applicable:

a.	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;

b.	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

c.	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;

d.	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

e.	The company's ownership structure;

f.	The company's existing governance provisions;

g.	Whether the amendment was made prior to or in connection with the company's initial public offering;

h.	The timing of the board's amendment to the bylaws/charter in connection with a significant business development;

i. Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

j.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

• Classified the board;
• Adopted supermajority vote requirements to amend the bylaws or charter; or
• Eliminated shareholders' ability to amend bylaws.
k.
For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopts bylaw or charter provisions adverse to shareholders' rights, considering the following factors:

• The level of impairment of shareholders' rights caused by the provision;
• The company’s or the board's rationale for adopting thcontested
• e provision;

• The provision's impact on the ability to change the governance structure in the future (e.g., limitations on shareholder right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

• The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
4

• Any reasonable susnset provision; and
• Other relevant factors.

BP will vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if

The board implements an advisory vote on  executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

BP will vote CASE-BY-CASE on the entire board if:

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-play frequency, taking into account:

The board’s rationale for selecting a different frequency;

The company’s ownership structure and vote results;

Analysis of whether there are compensation concerns or a history of problematic compensation practices; and

The previous year’s support level on the company’s say-on-pay proposal.

BP will vote on a CASE-BY-CASE basis on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if the company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

The company’s response, including:

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

Specific actions taken to address the issues that contributed to the low level of support;

Other recent compensation actions taken by the company;

Whether the issues raised are recurring or isolated;

The company’s ownership structure; and

Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

BP will generally vote against or withhold from members of the governance committee if the charter imposes undue restrictions on shareholders’ ability to amend bylaws.

9.	Insufficient Executive Compensation Disclosure by Externally Manged Issuers (EMI’s)

For externally-managed issuers (EMIs), generally vote against the say-on-pay proposal when insufficient compensation disclosure precludes a reasonable assessment of pay programs and practices applicable to the EMI's executives.
5

Majority Voting for Director Elections (U.S. and Canada)

Shareholder proposals calling for majority voting thresholds for director elections

We generally vote FOR these proposals unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Chairman and CEO are the Same Person

We vote FOR shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

Independent Chair

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

a. The scope of the proposal;
b. The company's current board leadership structure;
c. The company's governance structure and practices;
d. Company performance; and
e. Any other relevant factors that may be applicable.

Majority of Independent Directors

We vote FOR shareholder proposals that request that the board be composed of a two-thirds majority of independent directors.

We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

We vote FOR management and shareholder proposals requiring directors be partially or fully paid in stock.

Options Backdating

We may recommend WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board.

We will adopt a CASE-BY-CASE policy to the options backdating issue.  In recommending withhold votes from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, we will consider several factors, including, but not limited to, the following:
6

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

Length of time of options backdating;

Size of restatement due to options backdating;

Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Lack of nominating committee

We will WITHHOLD votes from insiders and affiliated outsiders for failure to establish a formal nominating committee.  Furthermore, WITHHOLD votes from insiders and affiliated outsiders on any company where the board attests that the ‘independent’ directors serve the functions of a nominating committee.

Term of Office

We vote AGAINST shareholder proposals to limit the tenure of outside directors.  Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Requiring two or more nominees

We vote AGAINST proposals to require two or more candidates for each board seat.

Age Limits

We vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

We vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (b) only if the director's legal expenses would be covered.

Succession Planning

Shareholder proposal seeking the adoption of a documented CEO succession planning policy.
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We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

Limits for directors receiving 25% Withhold Votes

Shareholder proposal seeking a policy that forbids any director who receives more than 25% withhold votes cast from serving on any key board committee for two years, and asks the board to find replacement directors for the committees if need be.

We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

Establish/Amend Nominee Qualifications

We will vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

The scope and structure of the proposal

Director Elections – Non-U.S. Companies

Canada

In the following situations, votes will be WITHHELD:

From any director on the audit or compensation committee who served as the company’s CEO or who, within the past five years, served as the company’s CFO (This policy only applies to Toronto Stock Exchange (TSX) companies).;

From audit committee members if audit fees are not disclosed in publicly filed documents or obtainable within a reasonable period of time prior to the shareholder’s meeting;

From audit committee members if non-audit fees paid to related audit firm exceed audit-related fees.

From audit committee members where “other” or non-audit related fees paid to the external auditor in the most recently completed fiscal year exceeded fees paid to that firm for all audit related services. In the case of slate ballots, a vote of WITHHOLD will be applied to the entire slate. (One-time fees disclosed as “other” that are paid for corporate reorganization services will be excluded from the calculation for determining whether non-audit fees exceed audit and audit-related fees paid to the external firm);

The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and the company has a plurality vote standard;
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The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and a pattern of low attendance exists based on prior years’ meeting attendance, and the company has adopted a majority vote standard.

Generally WITHHOLD votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders’ meetings.  This policy will not apply to contested director elections.

Generally WITHHOLD from individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders' meeting.

Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further withhold recommendations.

Votes from individual directors (and the whole slate if the slate includes such individual directors) who:

Are insiders on the compensation or nominating committee and the committee is not majority independent.

Votes from individual directors (and the whole slate if the slate includes such individual directors) who:

Are insiders and the entire board fulfills the role of a compensation or nominating committee and the board is not majority independent

BP policies support a one-share, one-vote principle.  In recognition of the substantial equity stake held by certain shareholders, on a CASE-BY-CASE basis, director nominees who are or who represent a controlling shareholder of a majority owned company, who will be designated as controlling insiders, may generally be supported under BP' board and committee independence policies, if the company meets all of the following independence and governance criteria:

•	a. Individually elected directors;
•
b. The number of related directors should not exceed the proportion of the common shares controlled by the controlling shareholder, to a maximum of two-thirds, however if the CEO is related to the controlling shareholder, then at least two-thirds of the directors should be independent of management;

•
c. If the CEO and chair roles are combined or the CEO is or is related to the controlling shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the controlling shareholder; and

•
d. A majority of the audit and nominating committees should be either independent directors or related directors who are independent of management. All members of the compensation committee should be independent of management, and, if the CEO is related to the controlling shareholder, no more than one member of the compensation committee should be a related director;

•	e. Prompt disclosure of detailed vote results following each shareholder meeting; and
•
f. Adoption of a majority vote standard with a director resignation policy for uncontested elections OR a public commitment to adopt a majority voting standard with a director resignation policy for uncontested elections if the controlling shareholder ceases to control 50 percent or more of the common shares.

BP will also consider the following:
•	a. Nominating committee has process to receive and discuss suggestions from shareholders for potential director nominees; and
•	b. If the CEO is related to the controlling shareholder, the board's process to evaluate the performance, leadership, compensation, and succession of management should be led by independent directors.

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BP will also take into consideration any other concerns related the conduct of the subject director and any controversy or questionable actions on the part of the subject director that are deemed not to be in the best interests of all shareholders.

In the following situations, we will vote AGAINST:

a.	We will vote AGAINST compensation committee members if the company has poor pay practices as defined above.

b.	We will generally vote AGAINST the entire slate if individual director elections are not permitted and the company demonstrates poor pay practices as defined above.

c.	We will generally vote AGAINST equity plans if plan is used as a vehicle for poor pay practices as defined above.

Europe

Directors’ term of office
 For the markets of Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, we vote AGAINST the election or reelection of any director when their term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.

Executives on audit and remuneration committees
 For the markets of Finland, France, Ireland, the Netherlands, and Sweden, we vote AGAINST the election or reelection of any executive (as defined by RMG’S director categorization guidelines), including the CEO, who serve on the audit and/or remuneration committees. We vote AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee.

Bundling of proposal to elect directors
 For the markets of France and Germany, we vote AGAINST the election or reelection of any director if the company proposes a single slate of directors.

Majority-independent board (i.e., greater than 50%)
For the markets of Switzerland, Belgium, Denmark, Norway, and the Netherlands, we vote AGAINST the election or reelection of any non-independent director (excluding the CEO) if the proposed board is not at least 50 % independent (as defined by RMG’S director categorization guidelines). For the markets of Finland, Sweden, Ireland, and Luxembourg, we vote AGAINST non-independent directors if there is not majority independence, but only for those companies that are part of the MSCI EAFE index.
Carve Outs: For the larger German companies where 50 % of the board must consist of labor representatives by law, we require one-third of the total board be independent.
France: We will vote FOR a non-independent, non-executive director, provided that two conditions are satisfied: future composition of the board of at least 33 percent of independents, AND improvements in board composition (e.g. independence increase from 25 to 40 percent).

Disclosure of names of nominees
 For all European companies that are part of the MSCI EAFE index (Austria, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Greece, and Sweden), we vote AGAINST the election or reelection of any directors when the names of the nominees are not disclosed in a timely manner prior to the meeting.. This policy will be applied to all companies in these markets, for bundled as well as unbundled items. In the case of Italy, once the list of nominees has been disclosed, we will evaluate each nominee on a CASE-BY- CASE basis.  In the case of Poland and Turkey, BP will vote FOR the election of directors in 2013 even if nominee names are not disclosed in a timely manner.  Beginning in 2014, this grace period will cease.
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France

BP will vote on a case-by-case basis regarding the granting of double-voting rights on shares in compliance with the Florange Act.

All European Markets

BP will vote AGAINST (re)election of a combined chair/CEO at core companies.  However, with the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances.  In this respect, the vote will be made on a CASE-BY-CASE basis.  In order for BP to consider a favorable vote for an interim combined chair/CEO the company will need to provide adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees.

For companies with a majority shareholder, generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board will be lower than the minority shareholders’ percentage of equity ownership, or if the board will be less than one-third independent (whichever is higher.)

(In markets where the local corporate governance code addresses board independence at controlled companies, BP will generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case , below 1/3.)

Independence will be determined according to BP's European Classification of Directors. If a nominee cannot be categorized, BP will consider that person non-independent and include that nominee in the calculation.

The following policies would be applied to all widely held companies1, unless there is a majority shareholder:

i.	For all markets (except Greece or Portugal), vote against the election or reelection of any non-independent directors (excluding the CEO) if:

ii.	Fewer than 50 percent of the board members elected by shareholders excluding where relevant, employee shareholder representatives, would be independent, or

iii.	Fewer than one-third of board members, including those who, in accordance with local law(s) requiring their mandatory board membership, are not elected by shareholders, would be independent.

iv.
In Italy, at least half of the board should be independent (50 percent). Issuers with a controlling shareholder will be required to have a board consisting of at least one-third independent members (33 percent). This applies to individual director appointments (co-options). In the case of complete board renewals that are regulated by the Italian slate system (“voto di lista”), board independence will be one of the factors for determining which list of nominees BP considers best suited to add value for shareholders based, as applicable, on BP European policies.

1 Widely held companies are interpreted as:
›	Generally, based on their membership in a major index and/or the number of ISS clients holding the securities;
›	For Sweden, Norway, Denmark, Finland, and Luxembourg: based on local blue chip market index and/or MSCI EAFE companies;
›	For Portugal, based on their membership in the PSI-20 and/or MSCI-EAFE index.

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v.
For companies incorporated in Portugal or Greece, at least one-third of the board will be required to be independent. BP will recommend a vote against the entire slate of candidates (in the case of bundled elections), or a vote against the election of any non-independent directors (in the case of unbundled elections) if board independence level does not meet the minimum recommended one-third threshold.

For companies with a majority shareholder (excluding Italy and Portugal):

i.
Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board will be lower than minority shareholders' percentage of equity ownership, or, in any case, if the board will be less than one-third independent (whichever is higher).

ii.
Minority shareholders' ownership percentage is calculated by subtracting the majority shareholder's equity ownership percentage from 100 percent. Majority control is defined in terms of economic interest and not voting rights, and is considered to be any shareholder or group of shareholders acting collectively that control at least 50 percent + 1 share of the company's equity capital. This independence threshold is applied to controlled widely held companies or main index-listed/MSCI-EAFE member companies which would otherwise fall under a 50-percent independence guideline as described in the Board Independence Policy.

a.
However, in markets where the local corporate governance code addresses board independence at controlled companies, BP will generally recommend against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case, if the level of board independence will be less than one-third.

Ireland

We vote AGAINST on-independent directors if the majority board is not independent, but only for companies that are constituents of ISE 20.

Ireland and UK – BP will vote against directors who hold more than four other board positions.  A board chairman should not hold other chairmanship position, but may hold up to 3 other board positions.  BP will vote against reelection of a director whose attendance falls below 75% for more than two years.

Netherlands

We vote AGAINST nominees when their term is not disclosed or exceeds four years and an adequate explanation for noncompliance has not been provided.

Canada

Vote case-by-case on proposals to adopt or amend an Advance Notice Board Policy or to adopt or amend bylaws containing or adding an advance notice requirement. These provisions will be evaluated to ensure that all of the provisions included within the requirement solely support the stated purpose of the requirement. The purpose of advance notice requirements, as generally stated in the market, is to prevent stealth proxy contests; to provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations within a reasonable timeframe; and to provide all shareholders with sufficient information about potential nominees in order for them to make informed voting decisions on such nominees taking into account the following:
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a. For annual notice of meeting given not less than 50 days prior to the meeting date, the notification timeframe within the advance notice requirement should allow shareholders the ability to provide notice of director nominations at any time not less than 30 days prior to the shareholders' meeting. The notification timeframe should not be subject to any maximum notice period. If notice of annual meeting is given less than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders' meeting is also acceptable;

b. The board's inability to waive all sections of the advance notice provision under the policy or bylaw, in its sole discretion;

c. A requirement that any proposed nominee deliver a written agreement wherein the proposed nominee acknowledges and agrees, in advance, to comply with all policies and guidelines of the company that are applicable to directors;

d. Any provision that restricts the notification period to that established for the originally scheduled meeting in the event that the meeting has been adjourned or postponed;

e. Any additional disclosure requests within the advance notice requirement or the company's ability to require additional disclosure that exceeds that required within a dissident proxy circular or that goes beyond that necessary to determine director nominee qualifications, relevant experience, shareholding or voting interest in the company, or independence in the same manner as would be required and disclosed for management nominees;  and in any event where there is no indication from the company that such additional disclosure, if requested and received, will be made publicly available to shareholders;

f. Stipulations within the provision that the corporation will not be obligated to include any information provided by dissident director nominees or nominating shareholders in any shareholder communications, including the proxy statement;

g. Any other feature or provision determined to have a negative impact on shareholders' interests and deemed outside the purview of the stated purpose of the advance notice requirement.

Australia

We vote AGAINST affiliated outsiders and insiders on remuneration and/or audit committees that are not majority independent.

Sri Lanka

Vote FOR board-nominated candidate unless:

He is an executive director serving on the audit, remuneration or nomination committee, or

He is a non-independent director nominee and independent directors are less than the higher of: 2, or 1/3 of the board.

Singapore

We vote AGAINST:

Election of one executive director and one substantial-shareholder nominee where independent directors represent less than one-third of the board;

Audit committee members who are former partners of the company’s auditor;
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Directors who have attended less than 75 percent of meetings, without a reasonable explanation for those absences. (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.)

Election or reelection of non-independent nominees (including nominees who have been a partner of the company’s auditor within the last three years or is on the audit committee of the company) if at least one-third of the board is not independent

Classify a director as non-independent where the director has served on the board for more than nine years and where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director’s true level of independence..

We will NOT vote against the election of a CEO or a company founder who is integral to the company.

Generally vote against if:

• The nominee is an executive director serving on the audit, remuneration, and/or nomination committee;
• The nominee is a non-independent director serving as the chairman of the audit committee, remuneration committee, and/or nomination committee.

When the board does not have a formal audit committee, remuneration committee, and/or nomination committee, vote against if:

• The nominee is an executive director;

•	The nominee is a non-independent chairman of the board

Hong Kong

BP will generally vote FOR director nominees to the board, however, we will vote AGAINST any nominee who:

Is classified by the company as independent, but fails to meet the BP criteria for independence

Has been a partner of the company’s auditor within the last three years, and serves on the audit committee;

c.
Had attended less than 75 percent of board meeting over the most recent two years, without a satisfactory explanation (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.);

d.	Is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent; or

e.	Is an executive director serving on the audit committee.

f.
Classified by the company as independent but fails to meet the BP criteria for independence.  Classify a director as non-independent where the director has served on the board for more than nine years, and where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director’s true level of independence.

Generally vote for the re/election of directors, unless:

a. The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;

b. The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. The calculation of director attendance will not include meetings attended by alternate directors.  Acceptable reasons for director absences are generally limited to the following:

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c. Medical issues/illness;
d. Family emergencies;
e. The director has served on the board for less than a year; and
f. Missing only one meeting (when the total of all meetings is three or fewer);
g. The nominee is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent;
h. The nominee is an executive director serving on the audit committee;

i. The nominee sits on a total of more than five public company boards (BP will accept a commitment by an overboarded director to step down from one or more boards at the next annual meeting of the company or companies in question, if that will bring the total number of boards to no more than five); or

j. Any non-independent director nominees where the board is less than one-third independent under BP classification of directors.

BP generally will not vote against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Hong Kong and Singapore: Generally vote AGAINST all members of the audit committee up for reelection if:

a.	The non-audit fees paid to the auditor exceed audit fees without satisfactory explanation; or

b.	The company did not disclose the audit fees and /or non-audit fees in the latest fiscal year.

c.	Vote AGAINST director nominees who sit on a total of more than six public company boards.

Japan : Generally vote FOR an article amendment to adopt a board with audit committee structure. However, if the adoption of the new governance structure would eliminate shareholders' ability to submit shareholder proposals on income allocation, vote against the article amendments. Vote case-by-case if the board currently has a three-committee structure

Malaysia, Thailand

Typically vote for the reelection of directors unless:

The nominee is an executive director and serves on the audit, remuneration, or nomination committee; or

The nominee has attended fewer than 75% of the board and committee meetings over the most recent year without a satisfactory explanation (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.); or

The nominee is a non-independent director and the board is less than 1/3 independent.

Korea

We vote AGAINST the election of an outside director to the board or to the audit committee where that director sits on a total of more than two public company boards.

South Korea

We vote AGAINST
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•	Any nominee who is a non-independent director serving on the audit committee.

•
Any non-independent director nominees (5 year cooling off period) where the board is less than majority-independent (in the case of large companies) or less than 25 percent independent (in the case of small companies

•	A director has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence

We generally vote FOR the remuneration cap for internal auditors unless:

•	It is excessive relative to peer companies, or

•	The company has not provided a reasonable justrificaiton, or

•	There are serious concerns about the statutory reports presented or audit procedures used.

Korea, South Korea and South Africa

We vote AGAINST the reelection of any outside directors who have attended less than 75 % of board meetings.

South Korea, Philippines

We vote FOR the election of directors unless there are specific concerns about the company, the board or the nominees.

We vote on a CASE-BY-CASE basis that shareholders cumulate their votes for the independent directors .

We vote AGAINST all director elections where insufficient information on nominees has been disclosed.

Where independent directors represent less than a majority of the board, we will vote AGAINST the following directors:

Executive directors who are neither the CEO nor a member of the founding family and/or the most recently appointed non-independent non-executive director who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to their holdings in the company.

Philippines

Where independent directors represent less than the highest of three independent directors or 30 percent of the board, RIM will vote AGAINST the following directors:

An executive director with exception of the CEO; or

One non-executive non-independent director who represents a substantial shareholder where the number of seats held by the representatives is disproportionate to its holdings in the company.

Vote FOR a board-nominated candidate unless:

He has attended less than 75% of board and key committee meetings over the recent year without explanation such as medical issues.

South Aftrica
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BP evaluates management proposals seeking ratification of a company's remuneration policy on a case-by-case basis. BP generally votes against if the level of disclosure of the policy and/or its application is below what is required for shareholders to make an informed judgment on the policy. In the event of satisfactory disclosure, BP generally votes for the approval of the executive remuneration unless specific issues apply.

Brazil

BP will vote AGAINST proposals to elect directors if the post-election board is not at least 30 percent independent.  This policy applies to Novo Mercado companies.

BP will vote AGAINST proposals to elect directors if the post-election board is not at least 20 percent independent.  This policy applies to Nivel 2 companies.

Vote abstain on the election of directors and fiscal council members nominated by non-controlling shareholders presented as a separate voting item if the nominee names are not disclosed in a timely manner prior to the meeting.

d.
Vote against the bundled election of directors of companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&FBovespa)--Novo Mercado, Nivel 2, and Nivel 1-- if the company maintains or proposes a combined chairman/CEO structure, after three (3) years from the date the company's shares began trading on the respective differentiated corporate governance segment.

e.
Vote against the election of the company's chairman, if the nominee is also the company's CEO, when it is presented as a separate election at companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&FBovespa)–Novo Mercado, Nivel 2, and Nivel 1-- after three (3) years from the date the company's shares began trading on the respective differentiated corporate governance segment.

f.	Under extraordinary circumstances, vote against individual directors, member(s) of a committee, or the entire board, due to:

• Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
• Failure to replace management as appropriate; or

• Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote against individual directors, members of a committee, or the entire board due to a conflict of interest that raises significant potential risk, in the absence of mitigating measures and/or procedures

Austria

We vote AGAINST supervisory board elections if names of nominees are not disclosed, for companies that are part of the MSCI EAFE index and/or the Austrian ATX index.

France (MSCI EAFE Index) - Combined Chairman/CEO

On proposals to change the board structure from a two-tier structure to a one-tier structure with a combination of the functions of Chairman and CEO, and/or the election or the reelection of a combined Chairman and CEO:
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We vote on a CASE-BY-CASE policy, accepting a combination generally only in the following cases:

If it is a temporary solution;

If his/her removal from the board would adversely impact the company’s continuing operations;

If the company provides compelling argumentation for combining the two functions; or

If the company has put a sufficiently counterbalancing governance structure in place.
 A counterbalancing structure may include the following:

At least 50 percent of the board members are independent (one-third for companies with a majority shareholder) according to the RMG criteria;

No executive serves on the audit committee and no executive serves on the remuneration committee (in the financial year under review if more up-to-date information is not available);

The chairmen of audit, remuneration and nomination committees are independent directors; and

All key governance committees have a majority of independent members.

If disclosure is not sufficient to determine the above, this will lead to a negative evaluation of the concerned criterion. We will apply this policy for all core companies in France. This policy will also apply for resolutions for the election or the reelection of a combined Chairman and CEO for companies of the MSCI EAFE index, which represents the world’s largest companies that are expected to be held to higher standards.

Censor (non-voting board member)  Elections:  For widely held companies, BP will generally vote AGAINST proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, BP will vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director.  In this case,  consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern.)

In consideration of the principle that censors should be appointed on a short-term basis, BP will vote AGAINST any proposal to renew the term of a censor or to extend the statutory term of censors.

For directors standing for (re)election at French companies, will take into account board appointments as censors .

Denmark - Discharge of Management and Board

We vote AGAINST proposals to abolish the authority of the general meeting to vote on discharge of the board and management since proposals to withhold discharge are regarded by international investors as an important means by which they may express serious concern of management and board action

Sweden - Director Elections/Labor Representatives
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For all Swedish MSCI EAFE companies, we vote AGAINST the election of nonindependent executive directors if less than 50 percent of the shareholder-elected members are independent non-executive directors.

In addition, for Swedish MSCI EAFE companies with labor representatives on the board of directors, we will apply Criterion (1) above, PLUS require that at least one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

Israel

For Israeli companies listed on the NASDAQ exchange, we vote AGAINST the election/reelection of non-independent directors if a given board is not majority-independent and does not have at least three external directors.

Director and Auditor Indemnification We evaluate proposals on director and officer indemnification and liability protection on a CASE-BY-CASE basis.

We vote AGAINST proposals that would:

Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care;

Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness;

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.

For Israeli companies that are listed on a U.S. stock exchange and file a Form 20-F,we will vote AGAINST if the  election of non-independent directors who sit on a company’s compensation committee.

If the board does not have compensation committee, we will vote AGAINST the non-independent directors serving on the board.

We vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful: 1) if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and 2) if only the director's legal expenses would be covered.

For the issue of Indemnification and Liability Agreements with D/O, which is more common than proposals to amend bylaws, resolutions are frequently proposed to permit the companies to enter into new indemnification agreements with certain officers. We SUPPORT such requests if a company’s bylaws allow indemnification to such levels as allowed for under the Companies Law

Japan

1.	At companies with a statutory auditory structure: vote for the election of directors, except:

› Top executive(s)[1] at a company that has underperformed in terms of capital efficiency (i.e., when the company has posted average return on equity (ROE) of less than 5 percent over the last five fiscal years)[2], unless an improvement[3] is observed;

› Top executive(s) if the board, after the shareholder meeting, will not include at least two outside directors;

› Top executive(s) at a company that has a controlling shareholder, where the board, after the shareholder meeting, will not include at least two independent directors based on ISS independence criteria for Japan;

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› An outside director nominee who attended less than 75 percent of board meetings during the year under review[2]; or,

› Top executive(s) who are responsible for not implementing a shareholder proposal which has received a majority[5] of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of for), when that proposal is deemed to be in the interest of independent shareholders.

At companies with a U.S.-type three committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except where:

•	An outside director nominee is regarded as non-independent based on ISS independence criteria for Japan, and the board, after the shareholder meeting, will not be majority independent; or

•
Where the company has a controlling shareholder, a director nominee sits on the nomination committee and is an insider, or non-independent outsider, when the board, after the shareholder meeting, will not include at least two independent directors based on ISS independence criteria for Japan.

3.	At companies with a board with audit committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except where:

An outside director nominee who is also nominated as an audit committee member6 is regarded as non-independent based on ISS independence criteria for Japan

Regardless of governance structure, under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company

Germany

For core companies with employee representatives on supervisory board: We vote AGAINST any  non-independent director if less than one-third of the supervisory board is independent.

For core companies without employee representatives: We vote AGAINST any non-independent director if less than one-half of the supervisory board is independent.

We vote AGAINST supervisory board nominees in they hold more than a total of five supervisory board or foreign board of director seats and serve in an executive role at another company.

___________________

2 The attendance of inside directors is not disclosed in Japan. For companies with a three committee structure and companies with an audit committee structure, ISS will require attendance of 75 percent or more of audit committee meetings as well as 75 percent or more of board meetings.
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Spain

We vote AGAINST non-independent directors (excluding the CEO) for all core companies where the board is not at least one-third independent.

We vote AGAINST the routine election and reelection of directors when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. This policy applies for  bundled as well as unbundled items.

United Kingdom

We consider on a CASE-BY-CASE basis the re-election of the Chairman of the board. In situations where he or she has direct responsibility for failure to comply with (or to explain satisfactorily) the Code, we vote ABSTAIN, or, if such an option is unavailable, we vote CONTENTIOUS FOR, or AGAINST.

Germany, U.K., The Netherlands

We will generally vote AGAINST the election or reelection of a former CEO as chairman to the supervisory board or the board of directors, unless:

There are compelling reasons that justify the election or re-election of a former CEO as chairman;

The former CEO is proposed to become the board’s chairman only on an interim or temporary basis;

The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or

The board chairman will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.

Latin America, Turkey, Indonesia

WE will vote AGAINST election of directors if the name of the nominee is not disclosed in a timely manner prior to the meeting. This is only for each respective market’s main blue chip (large cap) index.

Russia

WE will vote AGAINST proposals to elect directors, if names of nominees are not disclosed.

Taiwan

WE will vote AGAINST the election of directors if the names or shareholder ID numbers are not disclosed.

We vote AGAINST all directors and supervisors where the company employs the non-nomination system for election.

India

BP votes AGAINST all non-independent director nominees (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board (if the chairman is a non-executive) or one-half of the board (if the chairman is an executive director or a promoter director.) Austria:

We will vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50-percent independent (as defined by ISS' director categorization guidelines). If a nominee cannot be categorized, BP will assume that person is non-independent and include that nominee in the calculation. The policy will apply only to core companies.  For core companies where the board must include labor representatives by law, BP will require that one-third of the total board be independent
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Vote against the re/election of a director if the nominee has attended less than 75 percent of board and key committee (audit, compensation, and nominating) meetings over the most recent fiscal year, without a satisfactory explanation. (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.)

Finland:

As it is market practice in Finland to have non-board members that are representatives of major shareholders serving on the nominating committee, we will FOR proposals to elect a nominating committee consisting of mainly non-board members, but advocate disclosure of the names of the proposed candidates to the committee in the meeting notice.

We will also vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

35.South Africa:

We will vote FOR the reelection of directors unless:

a.	Adequate disclosure has not been provided in a timely manner;

There are clear concerns over questionable finances or restatements;

There have been questionable transactions with conflicts of interest;

There are any records of abuses against minority shareholder interests;

The board fails to meet minimum governance standards;

There are specific concerns about the individual nominee, such as criminal wrongdoing or breach of fiduciary responsibilities;

Repeated absences (less than 75 percent attendance) at board meetings have not been explained; or

Elections are bundled.

Additional factors resulting from recent changes in local code of best practice include:

The director is an executive who serves on one of the key board committees (audit, compensation, nominations);

The director combines the roles of chair and CEO and the company has not provided an adequate explanation;

The director is the former CEO who has been appointed as chair;

The director is a non-independent NED who serves on the audit committee;

The director is a non-independent NED who serves on the compensation or nomination committee and there is not a majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board's black economic empowerment (BEE) credentials;
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The director is a non-independent NED and the majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board's black economic empowerment (BEE) credentials;

We will vote FOR the reelection of the audit committee and/or audit committee members unless:

The committee includes one or more non-independent NEDs;

The audit committee member is a non-independent NED;

Members of the committee do not meet the further minimum requirements for audit committee membership to be outlined by the South African government;

a.	There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility

Repeated absences at committee meetings have not been explained.

36.	Greece:

Vote against the election or reelection of any non-independent directors if the proposed board is not at least one-third independent (as defined by ISS' director classification guidelines). If elections are bundled and the proposed board is not at least one-third independent, vote against the entire slate. If a nominee cannot be categorized, ISS will assume that person is non-independent and include that nominee in the calculation. This policy will be applied to widely held* companies incorporated in Greece.

37.	Hungary:

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the board is not at least 50 percent independent. If a nominee cannot be categorized, ISS will consider that person non-independent and include that nominee in the calculation for determining the board independence percentage. The policy will apply to widely held companies.

38.	China

Generally vote FOR the re/election of directors, except where:
a.	The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;
b.
The independent director nominee has attended less than 75 percent of board meetings over the most recent fiscal year[3], without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

c.	Medical issues/illness;
d.	Family emergencies;
e.	The director has served on the board for less than a year; and
f.	Missing only one meeting (when the total of all meetings is three or fewer);
g.	Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors.

Generally vote FOR the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

________________

3 Companies are required to disclose the attendance record of independent directors only, and committee memberships and attendance are generally not disclosed.
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Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

a.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
b.	Failure to replace management as appropriate; or
c.
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

39.	South Korea

Generally vote FOR the re/election of directors, unless:

a.	Adequate disclosure has not been provided in a timely manner;
b.	An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree;
c.
An outside director has attended less than 75 percent of board meetings[4] over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

d.	Medical issues/illness;
e.	Family emergencies;
f.	The director has served on the board for less than a year; and
g.	Missing only one meeting (when the total of all meetings is three or fewer);
h.	For large companies, any non-independent director nominees (under ISS classification) where the board is less than majority-independent.

Where adequate disclosure has been provided, generally vote for the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Under extraordinary circumstances, vote AGAINST individual directors, members of committees, or the entire board, due to:

a.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
b.	Failure to replace management as appropriate; or
c.
Egregious actions related to a director's service on other boards that raise substantial doubt about his/her ability to effectively oversee management and serve the best interests of shareholders at any company.

Generally vote AGAINST directors for failure to remove a director convicted of wrongdoing from the board.

For cases where the election of multiple directors is presented as a bundled item, vote AGAINST the entire slate of directors if one of the nominees presents any of the governance concerns highlighted above.

40.	EMEA (Middle East and Africa except South Africa)

BP will vote on a case-by-case basis.   We will vote FOR the following catagories:

•	Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates

•	Candidates who bring needed professional skills, profiles and relevant experience.

_______________________

4 Korean law requires companies to disclose the attendance of only outside directors.

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41.	Tax Havens

For US companies we apply the US guidelines.

For foreign private issuers, we vote AGAINST affiliated outsiders on the audit committee.

Truly foreign companies that do not have a U.S. listing will be evaluated under the corporate governance standards of their home market.

For uniquely structured shipping companies we vote AGAINST executive nominees when the company has not established a compensation committee when i) the company does not pay any compensation to its executive officers; ii) any compensation is paid by a third party under a contract with the company.

We vote AGAINST affiliated outsider directors on the audit, compensation, and nominating committees.

We vote AGAINST inside directors and affiliated outside directors for foreign private issuers that trade exclusively in the United States but fail to establish a majority independent board.

II. Proxy Contests

A.	Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

1.	Long-term financial performance of the target company relative to its industry;

2.	Management's track record;

3.	Background to the contested election;

4.	Qualifications of director nominees (both slates) and compensatory arrangements;

5.	Likelihood that the proposed objectives and goals can be met; and

6.	Stock ownership positions.

Reimburse Proxy Solicitation Expenses

We vote AGAINST proposals to provide full reimbursement for dissidents waging a proxy contest.

h. Auditors

A.	Ratifying Auditors

1.	Proposals to ratify auditors are made on a CASE-BY-CASE basis.
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2.
We vote AGAINST the ratification of auditors and audit committee members when the company’s non-audit fees (“other”) are excessive. In circumstances where “other” fees are related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Audit Fees = statutory audit fees + audit related fees + permissible tax services (this excludes tax strategy)

Non-Audit Fees = other fees (ex. consulting)

The formula used to determine if the non-audit fees are excessive is as follows:

 Non-audit  (“other”) fees > (audit fees + audit-related fees + tax compliance/preparation fees)

3.
We vote AGAINST the ratification of auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

4.
(Europe) We vote AGAINST if external auditors have previously served the company in an executive capacity or are considered affiliated; if the name of the auditor is unpublished; if there is an unexplained change of auditor; for companies on the MSCI EAFE, fees for non-audit service exceed 100% of standard fees or any stricter limit set by law.  For widely-held companies, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law

5.
We WITHHOLD votes from audit committee members when the company’s non-audit fees (ex. consulting) are greater than 50% of total fees paid to the auditor.  We may take action against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

6.	We WITHHOLD votes from audit committee members when auditor ratification is not included on the proxy ballot.

B.	Italy - Director and Auditor Indemnification

Proposals seeking indemnification and liability protection for directors and auditors

1.	Votes are made on a CASE-BY-CASE basis to indemnify directors and officers, and we vote AGAINST proposals to indemnify external auditors.

2.	We vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

C.	Austria, Greece, Portugal and Spain:

We vote FOR the reelection of auditors and /or proposals authorizing the board to fix auditor fees, unless:

1.	There are serious concerns about the procedures used by the auditor;

2.	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

3.	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
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4.	Name of the proposed auditors has not been published;

5.	The auditors are being changed without explanation; or

6.	Fees for non-audit services exceed standard annual audit-related fees.

D.	Hong Kong, Singapore

1.	Vote FOR proposals to (re)appoint auditors and authorize the board to fix their remuneration, unless:

a.	There are serious concerns about the accounts presented or the audit procedures used;

b.	The auditor is being changed without explanation; or

c.	The non-audit fees exceed the audit fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

E.	MSCI EAFE Companies - Auditor Fee Disclosure

1.	We vote FOR auditor ratification and/or approval of auditors’ fees, unless: Auditors’ fees for the previous fiscal year are not disclosed and broken down into at least audit and non-audit fees.

2.
The fees must be disclosed in a publicly available source, such as the annual report or company Web site. If approval of auditors’ fees and auditor ratification are two separate voting items, a vote recommendation of AGAINST would apply only to the fees, not to the auditor ratification.

i. Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

1.	We vote AGAINST proposals to classify the board.

2.	We vote FOR proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

1.	We vote AGAINST proposals that provide that directors may be removed only for cause.

2.	We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

3.	We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.	We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

1.	We vote AGAINST proposals to eliminate cumulative voting.

2.	We generally vote FOR proposals to restore or permit cumulative voting unless there are compelling reasons to recommend AGAINST the proposal, such as:
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a.
the presence of a majority threshold voting standard with a carve-out for plurality in situations where there are more nominees than seats, and a director resignation policy to address failed elections;

b.	a proxy access provision in the company’s bylaws, or a similar structure that allows shareholders to nominate directors to the company’s ballot

3.	We vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

D.	Shareholder Ability to Call Special Meetings

1.	We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

2.	We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

We will generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

Shareholders' current right to act by written consent;

The consent threshold;

The inclusion of exclusionary or prohibitive language;

Investor ownership structure; and

Shareholder support of, and management's response to, previous shareholder proposals.

BP will vote on a CASE-BY-CASE basis on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

An unfettered5 right for shareholders to call special meetings at a 10 percent threshold;

A majority vote standard in uncontested director elections;

No non-shareholder-approved pill; and

An annually elected board.

F.	Shareholder Ability to Alter the Size of the Board

1.	We vote FOR proposals that seek to fix the size of the board.

2.	We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

________________________________

5 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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3.	We vote AGAINST proposals seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

j. Tender Offer Defenses

A.	Poison Pills

1.	We generally vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless:

a.	A shareholder-approved poison pill is in place.

b.	The company has adopted a policy specifying that the board will only adopt a shareholder rights plan if either:

i.	Shareholders have approved the adoption of the plan, or

ii.
The board determines that it is in the best interest of shareholders to adopt a pill without the delay of seeking shareholder approval, in which the pill will be put to a vote within 12 months of adoption or it will expire.

2.	We vote FOR shareholder proposals to redeem a company's poison pill.

3.	We vote AGAINST management proposals to ratify a poison pill.

4.	We will vote on a CASE-BY-CASE basis on proposals to adopt a poison pill or protective amendment to preserve a company’s net operating losses based on the following criteria:

a.	The trigger (NOL pills generally have a trigger slightly below 5 percent);

b.	The value of the NOLs;

c.	The term;

d.	Shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and other factors that may be applicable.

e.
The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

f.	Any other factors that may be applicable.

B.	Poison Pills Canada

We vote CASE-BY-CASE on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to ‘new generation’ rights plan best practice guidelines and its scope is limited to giving the board more time to find an alternative and to ensure the equal treatment of all shareholders.

C.	Poison Pills (Japan)

We vote on a CASE-BY-CASE basis and will only generally vote AGAINST unless:

• Independent directors who meet ISS guidelines on attendance comprise at least 1/3 of the board after the shareholder meeting;
• The number of independent directors who meet ISS guidelines on attendance is at least two after the shareholder meeting;
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• The directors are subject to annual elections;
• The bid evaluation committee is composed entirely of independent directors, or independent statutory auditors, who meet ISS guidelines on attendance;
• The trigger threshold is set at no less than 20 percent of shares outstanding;
• The duration of the poison pill does not exceed three years;

• There are no other protective or entrenchment tools that can serve as takeover defenses, including blocking stakes held by management-friendly shareholders, or setting the maximum board size to the actual board size to eliminate vacant seats, or tightening of procedures for removing a director from office; and

D.
The company posts its proxy circular on the stock exchange website at least four weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them. Anti-Takeover Proposals (France)

We vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

E.	Fair Price Provisions

1.
We vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

2.	We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

F.	Greenmail

1.	We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

2.	We review on a CASE-BY-CASE basis anti-greenmail proposal when they are bundled with other charter or bylaw amendments.

G.	Pale Greenmail

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

H.	Unequal Voting Rights

1.	We vote AGAINST dual class exchange offers.

2.	We vote AGAINST dual class recapitalizations.

I.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

1.	We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2.
We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments. However for companies with shareholder(s) who have significant ownership levels, we vote on a CASE-BY-CASE basis, taking into account the following criteria:

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a.	Ownership structure;

b.	Quorum requirements; and

c.	Supermajority vote requirements.

J.	Supermajority Shareholder Vote Requirement to Approve Mergers

1.	We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2.	We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

K.	White Squire Placements

We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

L.	Protective Preference Shares

We evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

1.	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.

2.	No call/put option agreement exists between the company and the foundation.

3.	There is a qualifying offer clause or there are annual management and supervisory board elections.

4.	The issuance authority is for a maximum of 18 months.

5.	The board of the company-friendly foundation is independent.

6.	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

7.	There are no priority shares or other egregious protective or entrenchment tools.

8.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

9.	Art 2:359c Civil Code of the legislative proposal has been implemented.

k. Miscellaneous Governance Provisions

A.	Confidential Voting

1.
We vote FOR shareholder proposals that request corporations to adopt confidential voting, to use independent tabulators, and to use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

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2.	We vote FOR management proposals to adopt confidential voting.

3.
WE vote on a case-by-case basis on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights.  Issues include confidential voting of individual proxies and ballots, confidentiality of running vote tallies, treatment of abstentions and/or broker non-votes in counting methodology.  Factors considered are transparency, consistency, fairness.  Other factors include:

a.	The scope and structure of the proposal

b.	the company’s stated confidential voting policy and whether it ensures a ‘level playing field’ by providing shareholder proponents with equal access to vote information prior to the annual meeting;

c.	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the process and maintains the integrity of vote results;

d.	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

e.	Any recent controversies or concerns related to the company’s proxy voting mechanic;

f.	Any unintended consequences resulting from implementation of the proposal; and

g.	any other relevant factors.

B.	Litigation Rights(including exclusive venue and fee-shifting bylaw provisions)

BP votes on a case-by-case basis on bylaws which impact shareholders’ litigation rights taking into account factors such as:

a. The company’s stated rationale for adopting the provision

b. Disclosure of past harm from shareholder lawsuits

c. The breadth of application of the bylaw such as key terms and types of lawsuits

d. Governance features such as shareholders’ ability to repeal the provision and ability to hold directors accountable.

BP generally votes AGAINST bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits.

A.	Equal Access

BP will vote on a CASE-BY-CASE basis on proposals to enact proxy access, taking into account, among other factors:

1.	Company-specific factors; and
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2.	Proposal-specific factors, including:

a.	The ownership thresholds proposed in the resolution (i.e. percentage and duration);

b.	The maximum proportion of directors that shareholders may nominate each year; and

c.	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations. .

B.	Bundled Proposals

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.  In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote AGAINST the proposals. If the combined effect is positive, we SUPPORT such proposals.

C.	Shareholder Advisory Committees

We vote AGAINST proposals to establish a shareholder advisory committee.

D.	Charitable Contributions

We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

E.	Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement

We will vote FOR this when:

1.	We support the underlying merger proposal

2.	The company provides a compelling reason and

3.	The authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction that we support.

F.	Related-Party Transactions (France)

Management proposals to approve the special auditor’s report regarding regulated agreements

1.	We evaluate these proposals on a CASE-BY-CASE basis taking into consideration the individuals concerned in the agreement, detailed content of the agreement, and convened remuneration.

2.
We vote AGAINST if the report is not available 21 days prior to the meeting date, or if the report contains an agreement between a non-executive director and the company for the provision of consulting services.

3.	We vote FOR if the report is not available 21 days prior to the meeting date, but the resolution states that there are none.

G.	Related Party Transaction Auditor Reports (France)

We will evaluate on a CASE-BY-CASE basis considering 1) adequate disclosure, 2) sufficient justification on apparently unrelated transactions, 3) fairness option (if applicable), and 4) any other relevant information.
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H.	Related Party Transactions (Malaysia)

BP will vote AGAINST a related-party transaction if:

•	A director who is classified by the company as independent has a vested interest in the business transaction AND

•	The value of the transaction exceeds MYR 250,000. In addition, directors involved in related party transaction in excess of MYR 250,000 will be classified as non-independent.

I.	General Share Issuance Mandate (Malaysia)

Generally vote FOR issuance request with preemptive rights to a max of 100% over currently issued capital.  Without preemptive rights, vote FOR requests up to 20% issued capital.

J.	Financial Assistance Authorities (South Africa)

Generally vote FOR a general authority to provide financial assistance, unless:

•	As part of the authority, the company requests a general authority to provide financial assistance to directors, and this is not limited to participation in share incentive schemes; and/or

•	As part of the authority, the company seeks approval to provide financial assistance “to any person.”

K.	Authority to Reduce Minimum Notice Period for Calling a Meeting (non-US Companies)

Central and Eastern Europe

We will vote proposals to reduce minimum notice period for calling a meeting on a CASE-BY-CASE basis.

Generally, approve “enabling” authority proposal on the basis that BP would typically expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole.  By definition, EGMs being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits EGM/GM to be called at no less than 14-day’s notice, RMG will generally support the proposal if the company discloses that eh shorter notice period of between 20 and 14 days would not be used as a routine matter for such meetings buy only when the flexibility is merited by the business of the meeting.  Where the proposal at a give EGM/GM is not time-sensitive, BP would not typically expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

With the exception of the first AGM at which approval of the enabling authority is sought, when evaluating an enabling authority proposal, BP will consider the company’s use of shorter notice periods in the preceding year to ensure that such periods were invoked solely in connection with genuinely time-sensitive matters.  Where the company has not done so, and fails to provide a clear explanation, we will consider voting AGAINST the enabling authority for the coming year.
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J.	Independent Proxy (Switzerland)

BP will generally vote FOR proposals to elect an independent proxy for shareholder representation at annual general meetings for a term lasting until the following year’s ordinary general meeting.  Absent any concerns about the independence of the proposed proxy, there are routine resolutions as the elected proxy must be independent as defined by Art. 728 of the Swiss Code of Obligations, the same definition of independence applied to external auditors.

K.	Exclusive Venue Proposals (Mgmt proposals seeking exclusive jurisdiction for resolution of disputes)

BP will vote on a CASE-BY-CASE basis on exclusive venue proposals taking into account:

1.	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

2.	whether the company has the following good governance features:

a.	an annually elected board;

b.	a majority vote standard in uncontested director elections; and

c.	the absence of a poison pill, unless the pill was approved by shareholders.

e. Capital Structure

A.	Common Stock Authorization

1.	We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

2.	We vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

3.
We vote AGAINST proposals which request increases in the number of authorized shares over a level 50 % above currently authorized shares, after taking into account any stock split or financing activity, without specific reasons.

B.	Capital Issuance Requests

1.
General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

a.	We vote FOR general issuance requests with preemptive rights for up to 50% of a company’s outstanding capital.

b.	We vote FOR general issuance requests without preemptive rights for up to 10% of a company’s outstanding capital.

c.
We vote AGAINST global company issuances without preemptive rights over 10% of a company’s outstanding capital.  (In Ireland and UK - pre-emption rights should not exceed more than 5 percent of the issued share capital in any one year, with an overall limit of 7.5 percent in any rolling three-year period.)

2.	Specific issuance requests will be judged on their individual merits.

3.
Protective Preference Shares (Netherlands)
Management proposals to approve protective preference shares to company-friendly foundations:
 We will evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

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a.	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.

b.	No call/put option agreement exists between the company and the foundation.

c.	There is a qualifying offer clause or there are annual management and supervisory board elections.

d.	The issuance authority is for a maximum of 18 months.

e.	The board of the company-friendly foundation is independent.

f.	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

g.	There are no priority shares or other egregious protective or entrenchment tools.

h.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

i.	Art 2:359c Civil Code of the legislative proposal has been implemented.

4.	U.K and Netherlands We will vote FOR issuance requests only if share issuance periods are limited to 18 months.

5.	South Africa

a.	We will vote FOR a general Authority to place authorized but unissued shares under the control of the directors unless:

i.	The authority is over a number of shares equivalent to more than 10% of the current issued share capital.

ii.	The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concerns.

iii.	The company used the authority during the previous year in a manner deemed not to be in shareholders’ best interests.

b.	We will vote FOR a general authority to issue shares for cash unless:

i.	The authority is over a number of shares equivalent to more than 10% of the current issued share capital.

ii.	The company used the authority during the previous year in a manner deemed not to be in shareholder’s interest.

6.	Singapore

Generally vote FOR a general issuance of equity without preemptive rights when the issuance limit is not more than 10% of issued shares and 50% with preemptive rights for all Singapore companies, except Catalist-listed companies and REITS.

For Singapore companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company's issued share capital and 100 percent with preemptive rights. For Real Estate Investment Trusts, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 20 percent of its issued unit capital and 50 percent with preemptive rights.
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7.	Taiwan

Generally vote FOR general mandate for public share issuance if the issue size is no more than 20% of the existing share capital or if the mandate includes a private placement as one of the financing channels if the resulting dilution rate is no more than 10%.

We vote on a CASE-BY-CASE basis on requests to issue shares for a specific purpose such as the financing of a particular project, an acquisition or a merger.

8.	France

Vote for general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital. Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital.

C.	Stock Distributions: Splits and Dividends

We vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

D.	Reverse Stock Splits

1.	We vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

2.	We vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

E.	Preferred Stock

1.	We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

2.	We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

3.
We vote FOR proposals to authorize preferred stock in cases where the company specifies that the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

4.
We review on a CASE-BY-CASE BASIS proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

F.	Adjustments to Par Value of Common Stock

We vote FOR management proposals to reduce the par value of common stock.
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G.	Preemptive Rights

1.	We vote FOR proposals to create preemptive rights.

2.	We vote AGAINST proposals to eliminate preemptive rights.

H.	Debt Restructurings

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.  We consider the following issues:

1.	Dilution: How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

2.	Change in Control: Will the transaction result in a change in control of the company?

3.	Bankruptcy: Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.	Share Repurchase Programs

1.	We will generally vote FOR market repurchase authorities/share repurchase programs provided that the proposal meets the following parameters:

a.	Maximum volume: 10 percent for market repurchase within any single authority (Carve out: 15 percent in the U.K.) and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

b.	Duration does not exceed 18 months. For company’s who operate in markets that do not specify a maximum duration or durations last beyond 18 months. We will assess their historic practices.

2.	Vote AGAINST proposals where:

a.	The repurchase can be used for takeover defenses;

b.	There is clear evidence of abuse;

c.	There is no safeguard against selective buybacks;

d.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

3.	Consider Case-by-Case if these conditions are met:

a.	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

b.	The plan still respects the 10 percent maximum of shares to be kept in treasury.

J.	Share Repurchase Programs to Fund Stock Option Plans

1.	Spain

We vote AGAINST proposals to repurchase shares in connection with stock option plans when no information associated with the plan is available prior to the general meeting.  However, we will maintain our stance on routine repurchases if it is disclosed that there is no connection.

2.	Portugal
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We will consider this item on a CASE-BY-CASE basis and will take into consideration whether information associated with the plan is available prior to the general meeting, and if there is any improvement in disclosure around option plans.

K.	Additional Share Repurchase Programs

1.	Denmark

Repurchase of shares in lieu of dividends – We will consider this item on a CASE-BY-CASE basis considering tax benefits and cost savings.

2.	Japan

Vote case-by-case on article amendments to give the board discretionary authority over share repurchases, taking into account the company's:

• Balance sheet conditions;
• Capital efficiency and return on equity;
• Past share buybacks and dividend payouts;
• Board composition;
• Shareholding structure; and
•	Other relevant factors

Generally vote against these amendments if shareholders will lose the ability to submit shareholder proposals on share repurchases.

3.	Germany and Italy

Repurchase shares using put and call options – We will vote FOR provided the company details:

a.	Authorization is limited to 18 months

b.	The number of shares that would be purchased with call options and/or sold with put options is limited to a max of 5% of TSO

c.	An experienced financial institution is responsible for the trading

d.	The company has a clean track record regarding repurchases.

L.	Netherlands - Remuneration Report

Management is required to put its remuneration policy up for a binding shareholder vote.  We will evaluate this item using principles of the Dutch Corporate Governance Code.

Netherlands - Protective Preference Shares: Proposals to approve protective preference shares

We vote on a CASE-BY-CASE basis. In general, we vote FOR protective preference shares (PPS) only if:

1.
The supervisory board needs to approve an issuance of shares whilst the supervisory board is independent within the meaning of RMG’s categorization rules and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

2.	No call / put option agreement exists between the company and a foundation for the issuance of PPS;

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3.	The issuance authority is for a maximum of 18 months;

4.	The board of the company friendly foundation is fully independent;

5.	There are no priority shares or other egregious protective or entrenchment tools;

6.	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

7.	The foundation buying the PPS does not have as a statutory goal to block a takeover;

8.	The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period)

M.	Tracking Stock

We vote on the creation of tracking stock on a CASE-BY-CASE basis, weighing the strategic value of the transaction AGAINST such factors as:

1.	Adverse governance charges

2.	Excessive increases in authorized capital stock

3.	Unfair method of distribution

4.	Diminution of voting rights

5.	Adverse conversion features

6.	Negative impact on stock option plans

7.	Other alternatives such as spinoff

N.	“Going Dark” Transactions

We vote these proposals on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to:

1.	Whether the company has attained benefits from being publicly traded.

2.	Cash-out value

3.	Balanced interests of continuing vs. cashed-out shareholders

4.	Market reaction to public announcement of transaction

f. Executive and Director Compensation

A.	General

1.	Votes with respect to compensation plans are determined on a CASE-BY-CASE basis.

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Robeco votes on a case by case basis on equity based compensation plans taking into account the following:
a.
Plan Cost – the total estimated cost of the plans relative to industry/market cap peers measured by the company’s estimated Shareholder Value Transfer and considering both the SVT based on new shares requested plus shares remaining for future grans, plus outstanding unvested/unexercised grants and SVT based only on new shares plus shares remaining for future grans.

b.	Plan Features – Automatic single-triggered award vesting upon change of control; Discretionary vesting authority, liberal share recycling. Minimum vesting period for grants made under the plan.
c.
Grant Practices: The burn rate; vesting requirements; the estimated duration of the plan, the proportion of the CEO’s most recent equity grants, existence of a claw-back policy, post exercise/vesting requirements.

BP generally votes against the plan if the combination of above factors indicates that the plan is not in the   shareholders best interests of if any of the following apply:

a.	The plan creates dilution exceeding 3 ½% per year over the life of the plan.
b.	Awards may vest in connection with a liberal change of control definition.
c.	The plan would permit reprising or cash buyout of underwater options without shareholder approval.

The plan is a vehicle for problematic pay practice or a pay for performance disconnectCanada Specific:

i.	Generally vote against an equity compensation plan proposal where:

• The non-employee director aggregate share reserve under the plan exceeds the BP established maximum limit of 1 percent of the outstanding common shares; or

• The equity plan document does not specify an annual individual non-employee director grant limit with a maximum value of (i) $100,000 worth of stock options in the case of a stock option or omnibus plan, or (ii) $150,000 worth of shares in the case of an equity plan that does not grant stock options.

Individual Non-employee Director Grants
ii. Generally vote against individual equity grants to non-employee directors in the following circumstances:
• In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting against the underlying equity compensation plan; and
• Outside of an equity compensation plan if the director’s annual grant would exceed the above individual director limit.

iii.	Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.

b.	Hong Kong and Singapore specific

i.
Vote AGAINST a stock option scheme if directors eligible to receive options under the scheme if directors eligible to receive options under the scheme are involved in the administration of the scheme the scheme administrator has the discretion over awards; this generally excludes equity awards granted or taken in lieu of cash fees.

c.	Singapore specific:

i.	Vote against a performance share plan or restricted share plan if:
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•
The maximum dilution level for the plan exceeds BP guidelines of 5% of issued capital for a mature company and 10% if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offsheet dilution concerns by reducing the likelihood that awards will become exercisable unless there is a clear improvement in shareholder value; or

•	Directors eligible to receive options under the scheme are involved in the administration of the scheme and the administrator has the discretion over awards.

d.	France-specific: BP will generally vote FOR equity-based compensation proposals taking into account the following factors:

i.
The volume of awards transferred to participants must not be excessive; the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following guidelines:

o
The shares reserved for all share plans may not exceed 5% of a company’s issued share capital, except in the case of a high-growth company or particularly well-designed plan, in which case dilution of between 5 and 10% is allowed.

ii.	The plan must be sufficiently long-term in nature/structure; minimum vesting of 3 years or more; and

iii.	The awards must be granted at market price.

B.	Management Proposals Seeking Approval to Reprice Options

We vote on management proposals seeking approval to reprice options on a CASE-BY-CASE basis.

C.	Director Compensation

We vote on stock-based plans for directors on a CASE-BY-CASE basis.

We vote on management proposals seeking ratification of non-employee director compensation on a CASE-BY-CASE basis.

D.	Employee Stock Purchase Plans

1.	We vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

2.	We vote on non-qualified employee stock purchase plans on a CASE-BY-CASE basis but will APPROVE plans considering the following criteria:

a.	Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)

b.	Limits on employee contribution, either fixed dollar or percentage of salary

c.	Company matching contribution up to 25%

d.	No discount on the stock price on the date of purchase since there is a company matching contribution
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3.	Canada

BP will generally vote FOR broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

a.	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or a percentage of base salary excluding bonus, commissions and special compensation);

b.
Employer contribution of up to 25% of employee contribution and no purchase price discount or employer contribution of more than 25% of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;

c.	Purchase price is at least 80% of fair market value with no employer contribution;

d.	Potential dilution together with all other equity-based plans is 10% of outstanding common shares for less; and

e.	Plan Amendment Provision requires shareholder approval for amendments to:

i.	The number of shares reserved for the plan;

ii.	The allowable purchase price discount;

iii.	The employer matching contribution amount.

Treasury-funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive-based compensation if the employer match is greater than 25%.  BP will vote on a CASE-BY-CASE basis taking into account the following factors:

a.	Shareholder Value Transfer (SVT) cost of the plan;

b.	Eligibility;

c.	Administration;

d.	The company’s other equity-based compensation plans and benefit programs, in particular pensions.

E.	OBRA-Related Compensation Proposals:

1.	Amendments that Place a Cap on Annual Grants or Amend Administrative Features

We vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

2.	Amendments to Added Performance-Based Goals

a.	We vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

b.
We vote FOR plans that support full disclosure and linking compensation to performance goals that impact the long-term performance of the firm (e.g. compliance with environmental/EPA regulations, labor supplier standards or EEOC laws).

3.	Amendments to Increase Shares and Retain Tax Deductions under OBRA
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We evaluate votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) on a CASE-BY-CASE basis.

4.	Approval of Cash or Cash-and-Stock Bonus Plans

a.	We vote on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA on a CASE-BY-CASE basis.

b.	We generally vote AGAINST plans with excessive awards ($2 million cap).

5.	Independent Outsiders

We will vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in our definition of director independence.

F.	Shareholder Proposals to Limit Executive and Director Pay

1.	We generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

2.	We vote AGAINST all other shareholder proposals that seek to limit executive and director pay

G.	Golden and Tin Parachutes

1.	We vote FOR shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification.

2.	We vote AGAINST golden parachutes.

3.
Voting on a CASE-BY-CASE basis on Golden Parachute proposals, including consideration of existing change in control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

a.	Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issues(s):

b.	Single or modified single trigger cash severance;

c.	Single trigger acceleration of unvested equity awards;

d.	Excessive cash severance (>3x base salary and bonus);

e.	Excise tax gross ups triggered and payable (as opposed to a provision to provide excise tax gross ups);

f.	Excessive golden parachute payments (on an absolute basis or as percentage of transaction equity value); or

g.
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

h.	The company’s assertion that a proposed transaction is conditions on shareholder approval of the golden parachute advisory vote.
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H.	Employee Stock Ownership Plans (ESOPs)

We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than 5% of outstanding shares).

I.	401(k) Employee Benefit Plans

We vote FOR proposals to implement a 401(k) savings plan for employees.

J.	Pension Plan Income and Performance-Based Compensation

Generally we vote FOR proposals to exclude earnings on assets of company sponsored pension plans in determining executive and director compensation.  Our position generally does not view the following factors as relevant:  1) the amount of pension plan earnings, and 2) the percentage, if any, such pension plan earnings contribute to the company’s pre-tax earnings.

K.	Indexed Options and Performance Vested Restricted Stock

We generally vote FOR indexed options and performance vested restricted stock.

L.	Burn Rate

We vote AGAINST equity plans that have high average three-year burn rate defined as 1) the company’s most recent three-year burn rate that exceeds one standard deviation of its GICS segmented by Russell 3000 index and non-Russell 3000 Index, OR 2) the company’s most recent three-year burn rate that exceeds 2% of common shares outstanding.  For companies that grant both full value awards and stock options to their employees, we shall apply a premium on full value awards for the past three fiscal years.

M.	Transferable Stock Options

1.
We will generally vote FOR TSO awards within a new equity plan if the total cost of the company’s equity plans is less than the company’s allowable cap, assuming all other conditions have been met to receive a FOR recommendation. The TSO structure must be disclosed and amendments to existing plans should make clear that only options granted post-amendment shall be transferable.

2.	One-time transfers will be evaluated on a CASE-BY-CASE basis, giving consideration to the following:

a.	Executive officers and non-employee directors should be excluded from participating.

b.	Stock options must be purchased by third-party financial institutions at a discount to their fair value using an appropriate financial model.

There should be a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

N.	Supplemental Executive Retirement Plan (SERPs)

We evaluate on a CASE-BY-CASE basis Shareholder proposal to limit ‘covered compensation’ under their SERP plan to no more than 100% of a senior executive’s salary, considering the company’s current SERP plan.
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O.	Pay-for-Superior-Performance

We evaluate Shareholder proposals to establish a pay-for-superior-performance standard on a CASE-BY-CASE basis considering the company’s current pay-for-performance practices.

P.	Executive Compensation Advisory Proposal (Say on Pay)

1.	BP will vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

2.	We evaluate shareholder proposals to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis on a CASE-BY-CASE basis considering the following global principles:

a.
Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

b.	Avoid arrangements that risk “pay for failure.” This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

c.
Maintain an independent and effective compensation committee:  This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

d.
Provide shareholders with clear, comprehensive compensation disclosures:  This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

e.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance.  At the market level, it may incorporate a variety of generally accepted best practices.

f.
Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis.  Consider the measures, goal, and target awards reported by the company for executives’ short and long-term incentive awards; disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

g.
Evaluation of peer group benchmarking used to set target pay or award opportunities.  Consider the  rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents or targeting; and

h.
Balance of performance based versus non-performance based pay.   Consider the ratio of performance based (not including plain vanilla stock options) vs. non-performance based pay elements reported for the CEO latest reported fiscal year compensation especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

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3.
BP will vote AGAINST management say on pay proposals, AGAINST/WITHHOLD on compensation committee members (or, for rare cases, where the full board is deemed responsible, all directors including the CEO,) and/or AGAINST an equity-based incentive plan proposal if: :

a.	There is a misalignment between CEO pay and company;

b.	The company maintains problematic pay practices;

c.	The board exhibits poor communication and responsiveness to shareholders

•
Poor disclosure practices, including: insufficient disclosure to explain the pay setting process for the CEO and how CEO pay is linked to company performance and shareholder return; lack of disclosure of performance metrics and their impact on incentive payouts; no disclosure of rationale related to the use of board discretion when compensation is increased or performance criteria or metrics are changed resulting in greater amounts paid than that supported by previously established goals.

•	Board's responsiveness to investor input and engagement on compensation issues, including:

o	Failure to respond to majority-supported shareholder proposals on executive pay topics;

o	Failure to respond to majority-opposed previous say-on-pay proposal; and

o	Failure to respond to the company's previous say-on-pay proposal that received support of less than 70 percent of votes cast taking into account the ownership structure of the company.

Failure to adequately respond to the aforementioned compensation issues may also result in votes against directors due to poor responsiveness to shareholders.

Canada

Vote on a case by case basis on say-on-pay resolutions or on individual directors, committee members or the entrie board as appropriate, when an issuer is externally managed and has given minimal disclosure about management services agreements and compensation taking into account:

•	The size and scope of the management services agreement;
•	Executive compensation in comparison to issuer peers and/or similarly structured issuers;
•	Overall performance;

Related party transactions;

•	Board and committee independence;
•	Conflicts of interest and process for managing conflicts effectively;
•	Disclosure and independence of the decision-making process involved in the selection of the management services provider;
•	Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;

Historical compensation concerns;

•	Executives' responsibilities; and
•	Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer's governance framework.
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Q.	Pre-Arranged Trading Plans (10b5-1 Plans)

We generally vote FOR shareholder proposals calling for certain principles regarding the use of pre-arranged trading plans (10b5-1 plans) for executives. These principles include:

1.	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K

2.	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board

3.	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan

4.	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan. An executive may not trade in company stock outside the 10b5-1 Plan.

5.	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive

R.	Share Buyback Holding Periods

We will generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

1.	A repurchase limit of up to 10% of outstanding issued share capital (15% in UK/Ireland);

2.	A holding limit of up to 10% of issued share capital in treasury; and

3.	A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10% repurchase limit will be assessed on a CASE-BY-CASE basis.  We will support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholder’s interest.  In such cases, the authority must comply with the following criteria:

4.	A holding limit of up to 10% of a company’s issued share capital in treasury; and

5.	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, we will evaluate the proposal based on the company’s historical practice.  However, BP expects companies to disclose such limits and, in the future, may vote AGAINST companies that fail to do so  In such cases, the authority must comply with the following criteria:

6.	A holding limit of up to 10% of a company’s issued share capital in treasure; and

7.	A duration of no more than 18 months.

In addition we vote AGAINST any proposal where:

8.	The repurchase can be used for takeover defenses;
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9.	There is clear evidence of abuse;

10.	There is no safeguard against selective buybacks; and/or

11.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

S.	Tax Gross-Up Proposals

We vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

T.	Reimbursement of Expenses Incurred from Candidate Nomination Proposal

We evaluate Shareholder proposals to amend the company’s bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors on a CASE-BY-CASE basis considering the company’s current reimbursement practices.

U.	Equity Based Compensation Plans are evaluated on a case-by-case basis

We will vote AGAINST equity plan proposals if any of the following apply:

1.	The total cost of the company’s equity plans is unreasonable;

2.	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

3.
The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

4.	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

5.
The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

6.	The plan is a vehicle for poor pay practices;

7.	The company has a liberal definition of change-in-control.

We vote on a CASE-BY-CASE basis on compensation plans for non-employee directors.

Canada

Vote case-by-case on equity-based compensation plans using an "equity plan scorecard" (EPSC) approach. Under this approach, certain features and practices related to the plan6 are assessed in combination, with positively-assessed factors potentially counterbalancing negatively-assessed factors and vice-versa. Factors are grouped into three pillars:

________________

6 In cases where certain historic grant data are unavailable (e.g. following an IPO or emergence from bankruptcy), Special Cases models will be applied which omit factors requiring these data.
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›
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Absence of problematic change-in-control (CIC) provisions, including:
›	Single-trigger acceleration of award vesting in connection with a CIC; and
›	Settlement of performance-based equity at target or above in the event of a CIC-related acceleration of vesting regardless of performance.

›	No financial assistance to plan participants for the exercise or settlement of awards;
›	Public disclosure of the full text of the plan document; and
›	Reasonable share dilution from equity plans relative to market best practices.

›	Grant Practices:
›	Reasonable three-year average burn rate relative to market best practices;
›	Meaningful time vesting requirements for the CEO's most recent equity grants (three-year lookback);
›	The issuance of performance-based equity to the CEO;
›	A clawback provision applicable to equity awards; and
›	Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).

Generally vote against the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders' interests. In addition, vote against the plan if any of the following unacceptable factors have been identified:
›	Discretionary or insufficiently limited non-employee director participation;
›	An amendment provision which fails to adequately restrict the company's ability to amend the plan without shareholder approval;
›	A history of repricing stock options without shareholder approval (three-year look-back);
›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

Any other plan features that are determined to have a significant negative impact on shareholder interests

V.	Golden Coffin (Death Benefit)

We generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

W.	Hold Till (post) Retirement

We vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy.
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The following factors will be taken into account:

1.	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

a.	Rigorous stock ownership guidelines, or

b.	A holding period requirement coupled with a significant long-term ownership requirement, or

c.	A meaningful retention ratio,

2.	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

3.	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

X.	Acceptance of Deposites (India)

Generally vote AGAINST accepting deposits from shareholders or the public unless there are no significant causes for concern regarding terms and conditions of the deposit.

Y.	Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity:

We will evaluate such proposals on a Case-by-Case basis.

Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are considered poor pay practices under policy, and may even result in withheld votes from compensation committee members. The second component of this proposal –- related to the elimination of accelerated vesting – requires more careful consideration. The following factors will be taken into regarding this policy:

1.
The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

2.	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Z.	Compensation Issue in Non-US Companies

1.
Europe: Vote case-by-case on  management proposals seeking ratification of a company's executive compensation‐related items, and generally vote against a company's compensation‐related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

a.   Avoid arrangements that risk “pay for failure”:
b.   The board shall demonstrate good stewardship of investor's interests regarding executive compensation practices. For instance,
•	There shall be a clear link between the company's performance and variable awards.
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•	There shall not be significant discrepancies between the company's performance and real executive payouts.
•	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
•	Significant pay increases shall be explained by a detailed and compelling disclosure.
•	Severance pay agreements must not be in excess of (i) 24 months' pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.
•
Arrangements with a company executive regarding pensions and post‐mandate exercise of equity-based awards must not result in an adverse impact on shareholders' interests or be misaligned with good market practices.

2.
We generally vote FOR proposals to award cash fees to non-executive directors and will vote AGAINST where proposals provide for the egregious granting of stock options, performance based equity comp and performance based cash to non-executive directors.

3.	Europe – Generally vote for proposals to fix the ratio between the fixed and variable components of remuneration unless:

•	Adequate disclosure has not been provided in a timely manner

•	There are concerns about the company’s motivation for change

•	There are specific concerns with the company.

UK – BP votes on a case-by-case basis on management proposals seeking ratification of a company's remuneration policy, and generally vote against if such proposal fails to comply with one or a combination of several of BP remuneration principles and/or local institutional investor best practice without adequate explanation.  Whilst not an exhaustive list, below are several key criteria that are considered during analysis:

•	Has adequate disclosure been provided to allow investors to make an informed voting decision;
•	The level of pay for the CEO and other executive directors should not be excessive relative to peers, company performance, and market practices;
•	Significant pay increases should be explained by a detailed and compelling disclosure;
•	Severance pay agreements should not be in excess of 12 months' fixed remuneration and should be in line with best practice;
•	There should be a clear link between the company's performance and variable awards;
•
The ability for discretionary exceptional awards to be made in excess of the standard policy will require a maximum award level to be disclosed. Open ended exceptional award levels will not be supported;

•	Executives should own a significant personal shareholding in the company and this should be supported by established share ownership guidelines by the company;
•	The remuneration committee should have the ability to clawback or withhold payment of incentive awards when justified.
•	NEDs generally should not receive performance based remuneration
•	Generally vote FOR fixed fees to external auditors unless the fees for non-audit services routinely exceed standard audit-related fees.

4.	Finland - Stock Options
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a.	We vote AGAINST these proposals; however, an exception will be made if a company proposes to reduce the strike price by the amount of future special dividends only.

b.	We vote FOR proposals that provide proportionate adjustments to outstanding awards as a result of a special cash dividend or any other future distribution of assets other than a normal cash dividend.

5.	Germany - Remuneration Disclosure

We vote AGAINST management proposals authorizing the board not to disclose remuneration schemes for five years

6.	Sweden - Remuneration Report

We vote AGAINST management proposals to approve the remuneration report if:

a.	The potential dilution from equity-based compensation plans exceeds RMG guidelines.

b.	Restricted stock plans and matching share plans do not include sufficiently challenging performance criteria and vesting periods.

c.	The remuneration report was not made available to shareholders in a timely manner.

d.	Other concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy.

7.	Sweden, Norway - Matching Share Plans

We will evaluate such plans on a CASE-BY-CASE basis.

a.	For every matching share plan, RMG will require a holding period.

b.	For plans without performance criteria, the shares must be purchased at market price.

c.	For broad-based plans directed at all employees, BP accepts a 1:1 arrangement - that no more than one free share will be awarded for every share purchased at market value. . ..

d.	For plans directed at executives, we require that sufficiently challenging performance criteria are attached to the plan. Higher discounts demand proportionally higher performance criteria.

e.	The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock matching plans must comply with BP guidelines.

8.	Australia

We will vote AGAINST resolutions seeking approval of termination payments for executives in excess of statutory maximum except where there is clear evidence that the termination payment would provide a benefit to shareholders.

We vote FOR the provision of termination benefits under the plan in excess of 12 months’ base salary, if the approval is for three years or fewer and no vesting is permitted without satisfaction of sufficiently demanding performance hurdles.

9.	Japan

BP will vote AGAINST retirement bonuses if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, BP may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and the amount is not excessive.) In addition, BP opposes the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.
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BP will vote AGAINST special payments in connection with abolition of retirement bonus system if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, BP may support payment to outsiders on a CASE-BY-CASE basis, if the individual amount is disclosed and the amount is not excessive.) In addition, BP  will vote AGAINST the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

Among other conditions, BP will vote AGAINST deep discount options if disclosed performance conditions are not attached. In the absence of such conditions, a vesting period of at least three years will be required to support such options

10.	Nordic Markets

We will vote AGAINST stock option plans in Nordic markets if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive rewards.  This includes one or more of the following:

a.	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above zero percent when determining the number of options awarded under the plan;

b.	Having significantly higher expected dividends than actual historical dividends;

c.	Favorably adjusting the terms of existing options plans without valid reason;

d.	Any other provisions or performance measures that result in undue award.

We will generally vote AGAINST if the increase in share capital is more than 5 percent for mature companies and 10 percent for growth companies.

11.	Italy

We will vote FOR any equity-based compensation plan provided they meet the following:

a.
The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable regarding the RMG criteria (“challenging criteria”);

b.	The options for management are granted without a discount;

c.	An executive director is part of the remuneration committee; or

d.	The company has no remuneration committee and has executive members within the board.

* BP may apply a carve-out in the case of well designed plans.*

12.	Taiwan

We vote on a case-by-case basis taking into account the following features:

a. existing substantial shareholders are restricted in participation;

b. presence of challenging performance hurdles if restricted shares are issued for free or at a deep discount; and

c.  reasonable vesting period (at least two years) is set.
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13.	China

We vote CASE-BY-CASE on proposals to approve a restricted stock scheme.  A restricted stock plan will not be supported if:

a.	The grant price of the restricted shares is less than 50% of the average price of the company’s shares during the 20 trading days prior to the pricing reference date;

b.
The maximum dilution level for the scheme exceeds BP guidelines of 5% of issued capital for a mature company and 10% for a growth company.  BP will support plans at mature companies with dilution levels up to 10% if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods.

c.	Directors eligible to receive restricted shares under the scheme are involved in the administration of the scheme; or

d.	The company fails to set challenging performance hurdles for unlocking the restricted shares compared with its historical financial performance or the industry benchmarks.

We vote AGAINST a restricted stock scheme if the scheme is proposed in the second half of the year and the measurement of the company’s financial performance starts from the same year, as the company’s financial performance has been largely determined for that particular year.

We vote on a case-by-case bases on proposals to invest in financial products using idle funds.   Key factors include:  any known concerns with previous investments,  the amount of the proposed investment relative to the company’s assets; disclosure of the nature of the products in which the company proposes to invest and disclosure of associated risks of the proposed investments and related risk management efforts by the company.

14.	South Korea

Generally vote for approval of the remuneration cap for directors, unless:

a. The proposed cap on directors' remuneration is excessive relative to peer companies' remuneration without reasonable justification; or
b. The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase.

Vote against if there are material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company and the company has not provided a reasonable justification for the proposed remuneration

15.	China

Generally vote for employee stock purchase plans (ESPPs) unless any of the following applies:

• The total stock allocated to the ESPP exceeds 10 percent of the company's total shares outstanding at any given time;
• The share purchase price is less than 90 percent of the market price[7] when the share purchase is conducted solely through private placement;
• The company's significant shareholders (i.e. individuals with 5 percent or more of beneficial ownership of the company) are involved as plan participants;
• The ESPP is proposed in connection with an equity financing scheme which does not warrant shareholder support; or

_________________

7 Calculated as the average trading price 20 trading days prior to the announcement, pursuant to the CSRC's guidelines on private placements.
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•	The ESPP contains any other terms that are deemed disadvantageous to shareholders

16.	Japan - Director Stock Options

We vote FOR “evergreen” director option plans as long as the contemplated level of annual dilution is less than 0.5%; so that it would take more than 10 years of grants for dilution to exceed our guidelines. (Where the company has outstanding options from other plans, or proposes to grant additional options to employees below board level, these must be factored into the calculation.)

AA.	Canadian Equity Compensation Plans, TSX Issuers

1.	Change-in-Control Provisions

Where approval of a CIC provision is sought as part of a bundled proposal, RMG Canada may recommend a vote AGAINST the entire bundled proposal due to an unacceptable CIC provision.

2.
Generally vote AGAINST proposals to reprice outstanding options including adjustments that can be reasonably considered repricing such as: reduction in exercise price or purchase price, extension of term for outstanding options, cancellation and reissuance of options, substitution of options with other awards.

3.	Amendment Procedures

We generally vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

a.	Any increase in the number (or percentage in the case of rolling plans) of shares reserved;

b.	Any amendment that extends the term of an award beyond the original expiry;

c.	Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis;

d.	Any amendment which would permit equity based awards granted under the Plan may be transferable or assignable other than for normal estate settlement purposes

4.	Employee Share Purchase Plans, Amendment procedures

We generally vote AGAINST proposals to approve Share Purchase Plan Amendment Procedures if discretion is given to amend any of the following acceptable criteria:

a.	Limit on employee contribution (expressed as a percentage of base salary excluding bonus, commissions and special compensation);

b.	Purchase price is at least 80 percent of fair market value with no employer contribution; OR

c.	No discount purchase price with maximum employer contribution of up to 20% of employee contribution

d.	Offering period is 27 months or less; and

e.	Potential dilution together with all other equity-based plans is ten percent of outstanding common shares or less.

If shareholder approval is sought for a new Share Purchase Plan, the above criteria must apply and not be subject to future amendment under Plan amendment provisions without further shareholder approval or we will generally vote AGAINST approval of the Plan.
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g. State of Incorporation

A.	Voting on State Takeover Statutes

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.	Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

1.	Canada

a.	BP will generally vote FOR proposals to amend or replace articles of incorporation or bylaws if:

The purpose of the amendment is to clarify ambiguity, reflect changes in corporate law, streamline years of amendments, or other “housekeeping” amendments; and

The bylaws as amended will not result in any of the unacceptable governance provisions set out in the following paragraph

b.
BP will generally vote AGAINST new by-laws or amended by-laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members. (“Enhanced Quorum”).

c.	BP will generally vote FOR proposals to adopt or amend articles/bylaws unless the resulting document contains any of the following:

•
The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced in the case of a small company where it clearly has difficulty achieving quorum at a higher level, but we oppose any quorum below 10 percent);

•	The quorum for a meeting of directors is less than 50 percent of the number of directors;

•	The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;

•	An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director; and

•
The proposed articles/bylaws raise other corporate governance concerns, such as granting blanket authority to the board with regard to capital authorizations or alteration of capital structure without shareholder approval

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h. Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

1.	Anticipated financial and operating benefits;

2.	Offer price (cost vs. premium);

3.	Prospects of the combined companies;

4.	How the deal was negotiated;

5.	Changes in corporate governance and their impact on shareholder rights;

6.	Change-in-control payments to executive officers and possible conflicts of interest; and

7.	Potential legal or environmental liability risks associated with the target firm

B.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

C.	Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.	Asset Sales

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.	Liquidations

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.	Appraisal Rights

We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G.	Changing Corporate Name

We vote FOR changing the corporate name.

H.	Special Purpose Acquisition Corporations (SPACs)

We will consider on a Case-by-Case the following measures for SPACs:

1.	Valuation, Market reaction,
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2.	Deal timing,

3.	Negotiations and process,

4.	Conflicts of interest,

5.	Voting agreements, and

6.	Governance.

I.	Loan Guarantee Requests (Non US companies)

Companies often provide loan guarantees for subsidiaries, affiliates and related parties.   Such requests will be evaluated on a CASE-BY-CASE basis.  Generally, BP will vote AGAINST the provision when:

•	The identity receiving the guarantee is not disclosed;

•	The guarantee is being provided to a director, executive, parent company or affiliated entities where the company has no direct or indirect equity ownership; or

•
the guarantee is provided to an entity in which the company’s ownership stake is less than 75%; and such guarantee is not proportionate to the company’s equity stake or other parties have not provided a counter guarantee.

BP will generally vote FOR such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement.

China:

In assessing requests for loan financing provided by a related party:

BP will examine stated uses of proceeds, the size or specific amount of the loan requested and the interest rate.   We also seek disclosure on the relation of the party.

  In assessing requests to provide loan financing to a related party:

• examine stated uses of proceeds, the size or specific amount of the loan requested, and interest rates to be charged. Seeks disclosure on, the specific relation of the party to be granted the loan by the company.

• BP will generally vote against the provision of loans to clients, controlling shareholders, and actual controlling persons of the company.

• BP will generally vote against the provision of loans to an entity in which the company's ownership stake is less than 75 percent and the financing provision is not proportionate to the company's equity stake.

i. Mutual Funds

A.	Business Development Companies

BP will vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

1.
    The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal as required under the Investment Company Act of 1940;

2.
a majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interest of the company and its shareholders prior to selling shares below NAV; and

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3.	the company has demonstrated responsible past use of share issuances by either:

a.	Outperforming peers in its 8-digit GICS group as measured by one and three year median TSRs; or

b.	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

B.	Multimanaged Funds/Subadvisers:

BP will vote AGAINST proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

j. Corporate Governance and Conduct

In general, we support shareholder proposals that promote good corporate citizenship while enhancing long-term shareholder value.  BP will vote AGAINST proposals that impose significantly higher standards of reporting and oversight than required by legislation and-or industry standard and that would put a firm at a competitive disadvantage in the market unless there is significant relevant controversy or the firm significantly lags their peers, except in specific cases as listed below.

1.	We SUPPORT the adoption of labor standards and codes of conduct for foreign and domestic suppliers as ways to protect brands and manage risk.

2.	We SUPPORT reporting on countries with human rights abuses as ways to protect and manage risk.

3.	We SUPPORT CERES Principles, environmental reporting and MacBride Principles.

4.	We SUPPORT high-performance workplace standards.

5.	We SUPPORT fair lending guidelines and disclosure at financial companies.

6.	We SUPPORT reporting on equal opportunity and diversity.

7.	We SUPPORT shareholder proposals for additional reporting beyond what is a regulatory requirement when the proposal is supported by management.

8.	We OPPOSE resolutions that would fundamentally affect company performance and competitive increase of shareholder value.

9.
We OPPOSE shareholder proposals requesting the adoption of specific charter language regarding board diversity unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

10.
We OPPOSE shareholder proposals for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless: a) new legislation is adopted allowing development and drilling in the ANWR; b) the company intends to pursue operations in the ANWR, c) the company does not currently disclose an environmental risk report for their operations in the ANWR.

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11.
We OPPOSE shareholder proposals requesting a reduction in greenhouse gas emissions unless the company significantly lags behind industry standards or has been the subject of recent, substantial controversy on this issue.

12.	We OPPOSE shareholder proposals on investing in renewable energy sources.

13.
We review proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities on a CASE-BY-CASE basis taking into account;  a) the company’s current disclosure of relevant lobbying policies, and management and board oversight; b) the company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and c) recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities..

14.
We review on a CASE-BY-CASE basis proposals requesting a company report on its energy efficiency policies, considering: a) the current level of disclosure related to energy efficiency policies, initiatives, and performance measures; b) level of participation in voluntary efficiency programs; c) compliance with applicable legislation and regulations; d) the company’s policies and initiatives relative to industry peers; and e) the cost associated with the proposed initiative.

15.
We review on a CASE-BY-CASE basis proposals requesting disclosure and implementation of internet privacy and censorship policies and procedures, considering: a) the level of disclosure of policies relating to privacy, freedom of speech, internet censorship and government monitoring; b) dialogue with governments and/or relevant groups; c) scope of involvement and investment in markets that maintain government censorship or internet monitoring; d) market-specific laws or regulations applicable to this issue that may be imposed on the company; e) level of controversy or litigation related to the company’s international human rights policies; and f) the cost associated with the proposed initiative.

16.
We generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering: a) the company’s current level of disclosure of relevant policies and oversight mechanisms; b) the  company’s current level of such disclosure relative to its industry peers; c) potential relevant local, state, or national regulatory developments; and d) controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

17.
We will vote on a CASE-BY-CASE basis on proposals requesting company reports on, or to adopt a new policy on, water-related risks and concerns, taking into account: a) the company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics; b) whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations; c) the potential financial impact or risk to the company associated with water-related concerns or issues; and d) recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

18.
We review on a CASE-BY-CASE requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account: a) the nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption; b) current disclosure of applicable risk assessment(s) and risk management procedures; c) compliance with US sanctions and laws; d) consideration of other international policies, standards, and laws; e) recent involvement in significant controversies or violations in "high risk" markets; and f) the cost associated with the initiative.

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19.
We SUPPORT proposals requesting company reporting on its policies, initiatives/procedures and oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain, UNLESS: a) the company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report; or b) the company is in compliance with all applicable regulations and guidelines; or c) there is no existence of significant violations and/or fines related to toxic materials.

20.
We review on a CASE-BY-CASE requests for workplace safety reports, including reports on accident risks reduction efforts taking into account; a) a) the nature of the company’s business specifically regarding company and employee exposure to health and safety risks; b) level of existing disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;  c) existence of recent, significant violations, fines, or controversy related to workplace health and safety ; and d) the company’s workplace health and safety performance relative to industry peers.

21.	Establishment of Board Committees on Social Issues: Shareholder proposals requesting companies establish new standing board committees on social issues.

We will generally vote AGAINST proposals requesting a company establish new standing board committees on social issues considering:

a.	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

b.	Level of disclosure regarding the issue for which board oversight is sought;

c.	Company performance related to the issue for which board oversight is sought;

d.	Board committee structure compared to that of other companies in its industry sector; and/or

e.	The scope and structure of the proposal.

22.	Genetically Modified Ingredients (GMO):

a.
Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

b.	Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

i.	The company's business and the proportion of it affected by the resolution;

ii.	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

iii.	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.
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c.
Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

d.
Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients

23.	Gender Identity, Sexual Orientation and Domestic Partner Benefits

a.
We will generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

b.	We will generally vote AGAINST proposals to extend company benefits to or eliminating benefits from domestic partners.

24.	Equality of Opportunity: shareholder proposal requesting companies disclose their EEO-1 data

We will generally vote FOR proposals requesting the company disclose its diversity policies, initiatives, comprehensive diversity data, and EEO-1 data unless:

a.	The company publicly discloses its comprehensive equal opportunity policies and initiatives;

b.	The company already publicly discloses comprehensive workforce diversity data; and

c.	The company has no recent significant EEO-related violations or litigation.

25.
Political contributions and Trade Associations: Shareholder proposals calling for company to confirm political nonpartisanship, increase disclosure on political contributions and trade association spending and bar political contributions.

a.	BP will generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

i.	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

ii.	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

b.
RIM will vote AGAINST proposals to publish in newspapers and public media the company’s political contributions.  Such publications could present significant cost to the company without providing commensurate value to shareholders.

c.	BP will vote on a CASE-BY-CASE basis on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

i.	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

ii.
The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organization, and the oversight and compliance procedure related to such expenditures of corporate assets.

63

d.	BP will vote AGAINST proposals barring the company from making political contributions.

e.
BP will vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

25.
Recycling:  We will vote on a CASE-BY-CASE basis on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:  a) the nature of the company’s business; b) the current level of disclosure of the company’s existing related programs; c) the timetable prescribed by the proposal and the costs and methods of program implementation; d) the ability of the company to address the issues raised in the proposal; and e) the company’s recycling programs compared with the similar programs of its industry peers.

26.
High levels of dissent - Shareholder dissent of 20 percent or more will generally be used as the trigger for disclosure analysis. In certain circumstances, BP may recommend a vote against the relevant resolution at a future general meeting if the company has not explained its reaction to the dissent.

27.
BP will vote on a case-by-case basis on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process considering: a) the degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms; b) the company’s industry and whether the company or its suppliers operation in countries or areas where there is a history of human rights concerns; c) recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and d) whether the proposal is unduly burdensome or overly prescriptive.

END

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CHAMPLAIN INVESTMENT PARTNERS, LLC – Proxy Voting Policies Summary
Policy
Unless otherwise directed, Champlain, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. A copy of our written proxy policy and procedures and/or the record of proxy votes for a client’s portfolio will be provided to that client upon request.
Champlain’s policy is to vote proxies for client accounts unless otherwise directed in writing. Champlain votes all proxies for all Champlain sponsored mutual funds and commingled funds.
Unless Champlain otherwise agrees in writing, Champlain will not advise or take any action on behalf of a client in any legal proceedings, including bankruptcies or class actions, involving securities held in, or formerly held in, client’s account or the issuers of those securities.
Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.
Responsibility
The Proxy Voting Managers have the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.
Procedure
Champlain has adopted comprehensive proxy voting procedures to implement the firm’s investment policies on behalf of clients. Proxy policies and procedures will be monitored closely, and may be amended or updated when appropriate, to ensure the policies outlined below are effectively executed:
Voting Procedures
All employees will forward any proxy materials received on behalf of clients to the Proxy Voting Managers;
The Proxy Voting Managers will determine which client accounts hold the security to which the proxy relates;

Absent material conflicts, the appropriate company analyst will determine how Champlain should vote the proxy in accordance with applicable voting guidelines. Proxy systems (i.e. Proxy Edge) may be used to aid in the voting process;
Clients may provide proxy guidelines to Champlain, in which case the appropriate company analyst will vote in accordance with the applicable voting guidelines provided while adhering to the Conflict of Interest section below.
The Proxy Voting Managers will complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure
Champlain will conspicuously display information in its Form ADV Part 2A summarizing the proxy voting policy and procedures, including a statement that clients may request information regarding how Champlain voted a client’s proxies, and that clients may request a copy of these policies and procedures.

Client Requests for Information
All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Proxy Voting Managers.
In response to any request, the Proxy Voting Managers will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Champlain voted the client’s proxy with respect to each proposal about which client inquired.

Small Cap, Mid Cap, and Focused Large Cap Value Voting Guidelines
Proxy Voting Philosophy
Champlain believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts. With this goal in mind, we will engage in a rigorous appraisal and evaluation process in which our proxy voting will support corporate management practices that are strictly shareholder oriented and corporate policies, which are aligned with maximizing shareholder returns.
Fiduciary Responsibility
Champlain has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of accounts under management. Champlain will carefully review each proxy issue and evaluate the statements and views of competing parties, and vote proxies based solely on the best interests of our clients.
Using Management Guidance
The quality of corporate management is one of the most important considerations of Champlain portfolio managers and analysts when making investment decisions. Considerable weight is given to the recommendations of a company’s management and directors with respect to proxy issues. In some cases, unless such recommendations conflict with the interests of clients, votes will be cast in accordance with management recommendations. However, in certain cases, company recommendations may be in conflict with our assessment of sound governance practices and therefore not in the interests of clients, leading to votes in opposition to management. Champlain will strive for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations. Individual proxy issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of Champlain clients, resolution is always in favor of the clients.
Policy on Board of Directors
Champlain believes that meaningful, independent oversight of corporate managers is a critical function of a company’s Board of Directors, and a cornerstone of sound corporate governance. To that end, we will support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on individual director nominees are made on a case-by-case basis examining such factors as board and committee composition, past attendance record and governance efficacy. Votes for director nominees may be withheld in cases where a lack of independence, lack of material financial interest in the company, or evidence of poor past governance practices exists.

Policy on Audit Committee
Champlain believes that audit committees should be comprised of directors who are independent and financially literate, and shall vote in favor of such a structure. The audit committee should have the exclusive authority to hire independent auditors. We will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of the outside auditor when such relationships exist.
Policy on Proxy Contest Defenses / Anti-takeover Measures
Champlain generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic value. We support shareholder resolutions that reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, we conduct a full review of each proposal and vote in the best interests of clients.
Anti-takeover measures generally opposed:
Classification of the Board of Directors
Shareholder rights plans (poison pills)
Greenmail
Supermajority rules to approve mergers or amend charter or bylaws
Authority to place stock with disproportionate voting rights
Golden Parachutes

Shareholder resolutions generally supported:
Rescind or prohibit any of the above anti-takeover measures
Annual voting of directors; repeal classified boards.
Adoption of confidential voting
Adoption of cumulative voting
Redeem shareholder rights plans
Proposals that require shareholder approval of rights plans (poison pills)

Policy on Capital Structure
Champlain considers disciplined capital use an essential component of effective corporate management. Therefore we carefully consider proposals to authorize increased common shares, and generally limit authorization to funding needs for the next twelve months or for compelling management uses. We will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.
Policy on Executive and Director Compensation
Champlain believes stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing appropriate motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. We will oppose all option plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate directors, executives and employees. Champlain will consider factors such as other corporate incentives, corporate performance, industry practices, and terms and duration of the option program in its decision. Although each plan will be voted on a case-by-case basis, we will generally vote against plans, which do not meet several criteria. Champlain standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) any material revisions to plans requiring a shareholder vote. Champlain believes that these criteria will lead to votes in favor of plans that meet the ultimate goal of aligning management and shareholder interests, while providing reasonable economic incentives for managers. We will vote for proposals requiring shareholder approval to reprice options, and will generally vote against option strike price repricing. We withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

Policy on Mergers and Corporate Restructurings
All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial terms, benefits and acquisition price.

Social and Environmental Issues
In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor’s view of corporate responsibility or citizenship. Examples of such proposals include requests that a company:
allow shareholder control of corporate charitable contributions exit the nuclear power business
adopt the MacBride Principles
adopt the Ceres Principles
stop doing business with the US Department of Defense
stop using animals for product testing
make donations to a pro-life or pro-choice advocate
stop donations to a pro-life or pro-choice advocate
move its annual meeting to a town with better public transportation

While Champlain directors, officers, employees and clients may have personal views with respect to each of these and other issues; it is our corporate policy not to favor resolutions that would impose mandatory constraints on a company’s perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.
Conflicts of Interest
If there is a conflict of interest between the Champlain proxy voting policy and a client’s expressed voting policy, Champlain will vote the proxy in the manner the client has articulated.
Champlain will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Champlain with the issuer of each security to determine if Champlain or any of its employees has any financial, business or personal relationship with the issuer.
If a material conflict of interest exists, the Proxy Voting Manager will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.
Champlain will maintain a record of the voting resolution of any conflict of interest.

Emerging Markets and Emerging Markets Small Cap Voting Guidelines
Proxy Voting Philosophy
Champlain believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts. With this goal in mind, we will engage in a rigorous appraisal and evaluation process in which our proxy voting will support corporate management practices that are strictly shareholder oriented and corporate policies, which are aligned with maximizing shareholder returns.
Fiduciary Responsibility
Champlain has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of accounts under management. Champlain will carefully review each proxy issue and evaluate the statements and views of competing parties, and vote proxies based solely on the best interests of our clients.
Using Management and External Guidance
The quality of corporate management is one of the most important considerations of Champlain portfolio managers and analysts when making investment decisions. Considerable weight is given to the recommendations of a company’s management and directors with respect to proxy issues. In some cases, unless such recommendations conflict with the interests of clients, votes will be cast in accordance with management recommendations. However, in certain cases, company recommendations may be in conflict with our assessment of sound governance practices and therefore not in the interests of clients, leading to votes in opposition to management. Champlain will strive for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations. Individual proxy issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of Champlain clients, resolution is always in favor of the clients.  Champlain may rely upon external proxy advisors to provide an English-language translation of ballots when one is not offered by the company itself.  We may also consider the recommendations of external proxy advisors in our evaluation of ballot items, however, all votes will be made in accordance with Champlain’s guidelines and in the best interest of our Clients.
Policy on Board of Directors
Champlain believes that meaningful, independent oversight of corporate managers is a critical function of a company’s Board of Directors, and a cornerstone of sound corporate governance. We seek to balance a board of directors that is financially motivated for the company to succeed with a board that provides independent voices who are able to both support and challenge management.  While we are generally supportive of independent directors having large roles on a board, we will not vote for or against any director solely because of their independence or lack thereof.
Policy on Proxy Contest Defenses / Anti-takeover Measures
Champlain generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic value. We support shareholder resolutions that reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, we conduct a full review of each proposal and vote in the best interests of clients.
Policy on Capital Structure
Champlain considers disciplined capital use an essential component of effective corporate management. Therefore we carefully consider proposals to authorize increased common shares, and generally limit authorization to funding needs compelling management uses, and proposals that issue stock at attractive prices. We will generally vote for proposals to increase common shares for a stock split. We are generally supportive of management efforts to return capital to shareholders through dividends and stock buybacks (at reasonable valuations) if there are not alternative uses of the capital and the payout does not cause the company to become overleveraged.  Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation
Champlain believes stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing appropriate motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. Because of the wide variance in executive compensation norms by country, we will evaluate these matters on a case-by-case basis, with the goal of allowing companies to attract and retain talent without unjustly burdening shareholders.
Policy on Mergers and Corporate Restructurings
All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial terms, benefits and acquisition price.
Auditors
Auditors serve as a key check on management and, through their opinion on a company’s financial statements, a key source of information to us as investors.  We generally vote to ratify auditors unless they do not appear independent, for example by receiving substantial compensation for non-audit services, or because the company’s business is a large portion of the auditor’s total practice.  We also generally support the board’s ability to set auditor compensation as long as there is not evidence that such compensation is excessive.
Costs or Other Consequences of Voting
In certain cases, we recognize that voting might incur a cost, either financially or by restricting our ability to trade on behalf of our investors.  For example, a company might ask for approval of its directors, but not announce their names until the in-person annual meeting begins, necessitating an in-person visit and hiring of a translator to vote.  In such cases, we will balance the costs and liquidity implications of a vote with the perceived benefits of voting on the particular matter, with the overall goal of doing what is in our investors’ best interests.    As a result, there may be instances where we abstain from voting.
Social and Environmental Issues
In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor’s view of corporate responsibility or citizenship. While Champlain directors, officers, employees and clients may have personal views with respect to each of these and other issues; it is our corporate policy not to favor resolutions that would impose mandatory constraints on a company’s perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.
Conflicts of Interest
If there is a conflict of interest between the Champlain proxy voting policy and a client’s expressed voting policy, Champlain will vote the proxy in the manner the client has articulated.
Champlain will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Champlain with the issuer of each security to determine if Champlain or any of its employees has any financial, business or personal relationship with the issuer.
If a material conflict of interest exists, the Proxy Voting Manager will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.
Champlain will maintain a record of the voting resolution of any conflict of interest.

Voting Guidelines on Money Market Funds Held for Clients’ Cash Sweep and Account Transition Holdings
Champlain will vote in line with management’s recommendation on proxies for money market funds held for a client’s cash sweep, as well as for client holdings that Champlain has sold or is in the process of selling as part of an account transition.
Recordkeeping
The Proxy Voting Managers shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:
These policies and procedures and any amendments;
A record of each vote that Champlain casts;
A copy of each written request from a client for information on how Champlain voted such client’s proxies, and a copy of any written response.
Any document Champlain creates that is material to making a decision on how to vote proxies, or that memorializes that decision.

CLEARBRIDGE INVESTMENTS, LLC – Proxy Voting Policies Summary
I.  TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES
ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary.  These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.
II.  GENERAL GUIDELINES
In voting proxies, we are guided by general fiduciary principles.  Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons.  We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.
III.  HOW CLEARBRIDGE VOTES
Section V of these policies and procedures sets forth certain stated positions.  In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position.  In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above.  In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above.  We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations.  The use of an external service provider does not relieve us of our responsibility for the proxy vote.
For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider.  If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee.  Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.
ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.
IV.  CONFLICTS OF INTEREST
In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.
A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:
1.
ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.
ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.
As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units.  As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.
A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel.  ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest
1.
ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention.  The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time.  The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.
All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution.  A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.
The Proxy Committee will determine whether a conflict of interest is material.  A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy.  All materiality determinations will be based on an assessment of the particular facts and circumstances.  A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.
5.
If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted.  Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

disclosing the conflict to clients and obtaining their consent before voting;
suggesting to clients that they engage another party to vote the proxy on their behalf;
in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or
such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.
C.	Third Party Proxy Voting Firm - Conflicts of Interest
With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.
V.  OTHER CONSIDERATIONS
In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:
A.	Share Blocking
Proxy voting in certain countries requires “share blocking.”  This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary.  During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary.  In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B	Securities on Loan
Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts.  ClearBridge typically does not direct or oversee such securities lending activities.  To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income).  The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers.  Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.
VI.  DISCLOSURE OF PROXY VOTING
ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from  ClearBridge’s  General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.
If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.
If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.
VII.  RECORDKEEPING AND OVERSIGHT
ClearBridge shall maintain the following records relating to proxy voting:
a copy of these policies and procedures;
a copy of each proxy form (as voted);
a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
documentation relating to the identification and resolution of conflicts of interest;
any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and
a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for  a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.
In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

EAGLE ASSET MANAGEMENT, INC. – Proxy Voting Policies Summary
The exercise of proxy voting rights is an important element in the successful management of clients’ investments.  Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients.  We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients’ assets.
Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities.  We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management’s position.  We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients’ positions.
We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders’ voting rights or otherwise limit their authority.  With respect to takeover offers, Eagle calculates a “going concern” value for every holding.  If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.
The following guidelines deal with a number of specific issues, particularly in the area of corporate governance.  While they are not exhaustive, they do provide a good indication of Eagle’s general approach to a wide range of issues. A list of Eagle’s detailed voting guidelines is attached as appendix A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.
I.  Directors and Auditors
Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)
We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification.  As a general rule, in the absence of any apparent conflict of interest, we will support management’s selection of auditors. (App. R8)
II.  Corporate Governance
In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.
A.
Confidential Voting.  We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

B.
Greenmail.  Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

C.
Indemnification of Directors.  We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

D.	Cumulative Voting Rights. We usually support cumulative voting as an effective method of guaranteeing minority representation on a board.(App N17, S24)
E.
Opt Out of Delaware.  We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

F.
Increases in Common Stock.  We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.
A.
Fair Price Amendments.  We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement.(App N3)

B.	Classified Boards. We generally oppose classified boards because they limit shareholder control. (App N4)
C.
Blank Check Preferred Stock.  We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

D.	Supermajority Provisions. We usually oppose supermajority-voting requirements because they often detract from the majority’s rights to enforce its will. (App N5, S32)
E.
Golden Parachutes.  We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

F.
Poison Pills.  We believe poison pill defenses tend to depress the value of shares.  Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

G.	Reincorporation. We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)
H.
Shareholder Rights.  We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

Eagle generally votes on other corporate governance issues as follows:
A.	Other Business. Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)
B.	Differential Voting Rights. We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

C.
Directors-Share Ownership.  While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

D.
Independent Directors.  While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

E.	Preemptive Rights. We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management’s flexibility to raise capital. (App N21, S25)
F.
Employee Stock Ownership Plans (ESOPs).  We evaluate ESOPs on a case-by-case basis.  We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock.  For leveraged ESOPs, we examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders.  We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase.  We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III.  Compensation and Stock Option Plans
We review compensation plan proposals on a case-by-case basis.  We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues.  However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.
With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management.  However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company’s stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value.  Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)
IV.  Social Issues
Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares.  Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management’s recommendations on social issue proposals.  (App S40—S65)
Examples of proposals in this category include:
1.	Anti - Abortion.
2.	Affirmative Action.
3.	Animal Rights.
	a.	Animal Testing.
	b.	Animal Experimentation.
	c.	Factory Farming.
4.	Chemical Releases.
5.	El Salvador.

6.	Environmental Issues.
	a.	CERES Principles.
	b.	Environmental Protection.
7.	Equal Opportunity.
8.	Discrimination.
9.	Government Service.
10.	Infant Formula.
11.	Israel.
12.	Military Contracts.
13.	Northern Ireland.
	a.	MacBride Principles.
14.	Nuclear Power.
	a.	Nuclear Waste.
	b.	Nuclear Energy Business.
15.	Planned Parenthood Funding.
16.	Political Contributions.
17.	South Africa.
	a.	Sullivan Principles.
18.	Space Weapons.
19.	Tobacco-Related Products.
20.	World Debt.

VII.  Conflicts of Interest
Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle’s, or the affiliate’s, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.
Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle’s proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle’s Guidelines, Eagle’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.
VIII.  Record Keeping
The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.
Copy of each proxy statement received.
Record of each vote cast.
Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.
Copy of each written client request for information on how Eagle voted proxies on behalf of the client.
Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

EDINBURGH PARTNERS LIMITED – Proxy Voting Policies Summary
Proxy Voting
EP aims to vote all shares where possible and where we have been given discretion by our clients.  In exercising any authority delegated to it by clients, EP follows the relevant applicable regulatory and legislative requirements both in the UK and other relevant jurisdictions.  The guiding principles in performing this service are to make proxy voting decisions which favour proposals designed to maximise a company’s shareholder value and are free from the influence of conflicts of interest.
This policy does not apply in any instance where a client has not granted EP discretionary voting authority either because the client has retained voting discretion, granted discretion to a third party or directed EP to vote proxies in a particular manner.
Use of third parties
EP uses an independent service provider to assist it in determining EP Proxy Voting Policy and in implementing its proxy voting decisions.  The provider EP uses is ISS.  Specifically ISS assists EP in the proxy voting and corporate governance oversight process by developing and updating the ISS proxy voting guidelines and by providing research and analysis, recommendations regarding votes, delivery of proxy instructions and recordkeeping and reporting services.  EP’s decision to retain ISS is based principally on the view that the services ISS provides, subject to EP’s oversight, will generally result in proxy voting decisions which are favourable to shareholders’ interests.  EP’s portfolio managers will review the ISS recommendations and may instruct votes in a manner other than in line with those recommendations where they have good reason to believe it is in the best interests of the shareholders.  In these instances, full documentation is maintained of any variation from the ISS voting recommendation and reported to the relevant clients.
Conflicts of Interest
The EP Proxy Voting Policy addresses potential conflicts of interest by its adoption of and reliance on the ISS proxy voting guidelines and the day to day implementation of those guidelines by ISS.  The procedures provide that, where a portfolio manager decides to instruct a vote in a manner other than in line with an ISS recommendation, the rationale behind his decision is fully documented and retained as well as being reported as an exception to the relevant client.
Recordkeeping
EP retains the following records in relation to its exercise of discretionary voting authority for its clients:
Proxy voting policies and procedures as amended from time to time
ISS proxy voting recommendations
Client requests for proxy voting information; and
Documentation material to the voting decision for a client proxy or that reflects the basis for that decision

FIAM Proxy Voting Guidelines

January 2017

I.	General Principles
A.
Voting of shares will be conducted in a manner consistent with the best interests of clients. In other words, securities of a portfolio company will generally be voted in a manner consistent with the Guidelines and without regard to any other FIAM or Fidelity companies' relationship, business or otherwise.  In evaluating proposals, FIAM considers information from a number of sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms, and uses all this information as an input within the larger mix of information to which the Guidelines are applied.

B.
FMR Investment Proxy Research votes proxies on behalf of FIAM’s clients. Execution of FIAM Proxy Votes is delegated to FMR Investment Proxy Research. Like other Fidelity employees, Investment Proxy Research employees have a fiduciary duty to never place their own personal interest ahead of the interests of FIAM’s clients. Fidelity employees, including Investment Proxy Research employees, are instructed to avoid situations that could present even the appearance of a conflict. In the event of a conflict of interest, Fidelity employees will follow the escalation process included in Fidelity's corporate policy on conflicts of interest.

C.
For proposals not covered by the Guidelines or that involve other special circumstances, FIAM evaluates them on a case-by-case basis with input from the appropriate analyst or portfolio manager with review by an attorney within FMR's General Counsel's office, senior management of Fidelity Asset Management, and a member of senior management within FMR Investment Proxy Research.

D.
FIAM will vote on proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the portfolio company or to maximize long-term shareholder value. Where information is not readily available to analyze the long-term economic impact of the proposal, FIAM will generally abstain.

E.
Many FIAM accounts invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FIAM will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

F.
In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, FIAM will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FIAM will generally not vote proxies in order to safeguard fund holdings information.

G.
Where a management-sponsored proposal is inconsistent with the Guidelines, FIAM may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and FIAM will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FIAM will generally withhold authority for the election of directors at the next election.

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II.	Definitions (as used in this document)

A.
Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; provisions restricting the right of shareholders to set board size; and any other provision that eliminates or limits shareholder rights.

B.
Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C.	Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.
D.	Sunset Provision - a condition in a charter or plan that specifies an expiration date.
E.
Poison Pill - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

F.	Large-Capitalization Company - a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
G.	Small-Capitalization Company - a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.
H.	Micro-Capitalization Company - a company with market capitalization under US $300 million.
I.	Evergreen Provision - a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.
III.	Directors
A.	Election of Directors
FIAM will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FIAM will also generally withhold authority for the election of all directors or directors on responsible committees if:

1.
An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, FIAM will consider not withholding authority on the election of directors if all of the features outlined under the Anti-Takeover Provisions below are met when a Poison Pill is introduced, extended, or adopted.

FIAM will also consider not withholding authority on the election of directors when:

a.
FIAM determines that the Poison Pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value; or

b.
One or more of the features outlined under the Anti-Takeover Provisions below are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding those features to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FIAM will withhold authority on the election of directors.

2.
Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

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3.	Within the last year and without shareholder approval, a company's board of directors or compensation committee has adopted or extended a Golden Parachute.
4.	The company has not adequately addressed concerns communicated by FIAM in the process of discussing executive compensation.
5.	To gain FIAM’ support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.
6.
The director attended fewer than 75% of the aggregate number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

7.	The board is not composed of a majority of independent directors.
B.	Contested Director Elections
FIAM believes that strong management creates long-term shareholder value and we generally support management of companies in which the funds’ assets are invested.  FIAM will vote on a case-by-case basis in contested director elections, taking into account factors such as management’s track record and strategic plan for enhancing shareholder value; the long-term performance of the target company compared to its industry peers; the qualifications of the shareholder’s and management’s nominees; and other factors.  Ultimately, FIAM will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long term.

C.	Indemnification
FIAM will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FIAM is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

D.	Independent Chairperson
FIAM will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FIAM will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

E.	Majority Voting in Director Elections
FIAM will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FIAM may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

F.	Proxy Access
FIAM will evaluate management and shareholder proposals to adopt proxy access on a case-by-case basis, but generally will vote in favor of proposals that include ownership thresholds of at least 3% (5% in the case of Small-Capitalization Companies); holding periods of at least three years; establish the number of directors that eligible shareholders may nominate as 20% of the board; and limit to 20 the number of shareholders that may form a nominating group..

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IV.	Compensation
A.	Executive Compensation
1.	Advisory votes on executive compensation (Say on Pay)
a.	FIAM will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account:

(i)
The actions taken by the board or compensation committee in the previous year, including whether the company repriced or exchanged outstanding stock options without shareholder approval; adopted or extended a Golden Parachute without shareholder approval; or adequately addressed concerns communicated by FIAM in the process of discussing executive compensation;

(ii)	The alignment of executive compensation and company performance relative to peers; and

(iii)
The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

b. FIAM will generally vote against proposals to ratify Golden Parachutes.

2.	Advisory vote on frequency of Say on Pay votes
When presented with a frequency of Say on Pay vote, FIAM will generally support holding an annual advisory vote on Say on Pay.

B.	Equity Compensation Plans
FIAM will generally vote against equity compensation plans or amendments to authorize additional shares under such plans if:

1.
(a) The company’s average three year burn rate is greater than 1.5 % for a Large-Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FIAM to conclude that the burn rate is acceptable.

2.
In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

3.	The plan includes an Evergreen Provision.

4.	The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

C.	Equity Exchanges and Repricing
FIAM will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1.	Whether the proposal excludes senior management and directors;
2.	Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

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3.	The company's relative performance compared to other companies within the relevant industry or industries;
4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5.	Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.
D.	Employee Stock Purchase Plans
FIAM will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FIAM may permit a lower minimum stock purchase price equal to the prevailing “best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

E.	Bonus Plans and Tax Deductibility Proposals
FIAM will generally vote in favor of cash and stock incentive plans that seek shareholder approval to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code.

V.	Anti-Takeover Provisions
FIAM will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A.	In the case of a Poison Pill, it either:
1.	Includes the following features:
a.	A Sunset Provision of no greater than five years;
b.	Links to a business strategy that is expected to result in greater value for the shareholders;
c.	Requires shareholder approval to be reinstated upon expiration or if amended;
d.	Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the Poison Pill; and
e.	Allows Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities; or
2.
Is crafted only for the purpose of protecting a specific tax benefit and after evaluating the proposal based on its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

FIAM will generally vote in favor of a proposal to eliminate an Anti-Takeover Provision unless:

B.
In the case of shareholder proposals regarding shareholders’ right to call special meetings, FIAM generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

C.
In the case of proposals regarding shareholders’ right to act by written consent, FIAM will generally vote against each proposal if it does not include appropriate mechanisms for implementation including, among other things, record date requests from at least 25% of the outstanding shareholders and consents must be solicited from all shareholders.

D.
In the case of proposals regarding supermajority provisions, FIAM may vote to support such a provision when FIAM determines that it may protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

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VI.	Capital Structure / Incorporation
A.	Increases in Common Stock
FIAM will generally vote against a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

However, in the case of real estate investment trusts (REIT), FIAM will generally vote against a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares.

B.	Reverse Stock Splits
FIAM will generally vote in favor of reverse stock splits as long as the post-split authorized shares is no greater than three times the post-split number of outstanding and scheduled to be issued shares, including stock awards, or in the case of real estate investment trusts the number of post-split authorized shares is not greater than five times the post-split number of outstanding and scheduled to be issued shares.

C.	Multi-Class Share Structures
FIAM will generally vote in favor of proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and will generally vote against proposals to introduce or increase classes of stock with differential voting rights. However, FIAM will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

D.	Cumulative Voting Rights
FIAM will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

E.	Acquisition or Business Combination Statutes
FIAM will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

F.	Incorporation or Reincorporation in Another State or Country
FIAM will generally vote for management proposals calling for, or recommending that, a portfolio company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company’s current and proposed governing documents. FIAM will consider supporting such shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

VII.	Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs
A.
If applicable, when a FIAM account invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FIAM will vote in the same proportion as all other voting shareholders of the underlying fund ("echo voting"). FIAM may choose not to vote if “echo voting” is not operationally practical.

B.
Certain FIAM accounts may invest in shares of underlying Fidelity Funds that do not have public shareholders.  For Fidelity Funds without public shareholders that are managed by FMR or an affiliate. FIAM will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

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VIII.	Other
A.	Voting Process
FIAM will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B.	Environmental and Social Issues

FIAM generally will vote in a manner consistent with management’s recommendation on shareholder proposals concerning environmental or social issues, as it generally believes that management and the board are in the best position to determine how to address these matters. In certain cases, however, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company.

For example, FIAM may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. FIAM also may support proposals on issues such as equal employment, and board and workforce diversity.

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PROXY VOTING
 POLICY AND PROCEDURES

I. Policy

Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.

In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.

Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. Secondary consideration may be given to the public and social value of each issue, but absent specific client instructions, long term economic interests will be the primary basis for voting.

Jennison will disclose information about its proxy voting policies and procedures to clients, and will provide a copy of these Proxy Voting Policies and Procedures upon request. The Company will also inform clients how they may obtain information about the votes cast on their behalf.

II. Procedures

Proxy Voting Guidelines

Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except when Jennison accepts custom guidelines.

The Guidelines are reviewed as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.

Revised:  March 31, 2017
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If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting.

The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.

Client-Specific Voting Mandates

Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies.

The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.

Use of a Third Party Voting Service

Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services.  The proxy voting vendor will cast votes in accordance with the Company’s Guidelines, unless instructed otherwise by the Investment Professionals.

Identifying and Addressing Potential Material Conflicts of Interest

There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:

•	Jennison managing the pension plan of the issuer.
•	Jennison or its affiliates have a material business relationship with the issuer.
•	Jennison investment professionals who are related to a person who is senior management or a director at a public company.

If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.

When a potential conflict has been identified, the Proxy Team will work with the Investment Professional covering the issuer to complete a Proxy Voting for Conflicts Documentation Form. The Proxy Team is responsible for retaining completed Proxy Voting for Conflicts Documentation Forms.

Revised:  March 31, 2017

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If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.

Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.

Quantitatively Derived Holdings and the Jennison Managed Accounts

In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.

International Holdings

Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.

In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.

Securities Lending

Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.

Disclosure to Advisory Clients

Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be forwarded to the Proxy Team, which is responsible for responding, and for documenting the correspondence.

Revised:  March 31, 2017
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Compliance Reporting for Investment Companies

Upon request, the Proxy Team will provide to each investment company board of directors or trustees for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.

III. Internal Controls

Supervisory Review

The Proxy Team periodically notifies each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides to confirm that they appear to have been made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.

The Proxy Voting Committee

The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance.  It meets at least quarterly, and has the following responsibilities:

•	Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.

•	Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.

•	Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.

•	Review all Guideline overrides.

•	Review quarterly voting metrics and analysis published by the Proxy Team.

•	Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services.

Equity Trade Management Oversight Committee (“ETMOC”)

The ETMOC reviews all Guideline overrides on a quarterly basis to ensure proper override procedures were followed. The ETMOC also reviews any changes to the Guidelines. The ETMOC is comprised of the Chief Executive Officer, Chief Investment Officer, Chief Operating Officer, Chief Compliance Officer, Head of Trading and the Head of Large Cap Growth.

Revised:  March 31, 2017
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IV. Escalating Concerns

Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.

V. Discipline and Sanctions

All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.

Revised:  March 31, 2017
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Global Proxy Voting Procedures and Guidelines

North America, Europe, Middle East, Africa, Central America, South America, and Asia

April 1, 2017

J.P.Morgan
Asset Management

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I.	JPMorgan Asset Management Global Proxy Voting Procedures

A.	Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM’s objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.	The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where

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no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.1

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as

1 The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

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described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

D.	Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To addres ssuch material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

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E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and as necessary, a legal representative from the Proxy Committee will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action: removing certain JPMAM personnel from the proxy voting process; “walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote; voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F.	Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

·	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

·	a copy of each proxy statement received on behalf of JPMAM clients;

·	a record of each vote cast on behalf of JPMAM client holdings;

·	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

·	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

·	a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM

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to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Chase Bank, N.A.

J.P. Morgan Asset Management (UK) Limited

J.P. Morgan Investment Management Inc.

JF Asset Management Limited

J.P. Morgan Asset Management (Singapore) Limited

JF International Management Inc.

J.P. Morgan Private Investments, Inc.

Bear Stearns Asset Management

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II.	Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

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A.	North America

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1.	Board of Directors

A.	Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1)	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

2)
adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3)
are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining “affiliation” we will apply either the NYSE listing rule for companies listed on that exchange or the NASDAQ listing rule for all other companies.

4)
ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.

5)	are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

6)	WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent. In the case of a controlled company, vote case-by case on the directors.

7)
WITHHOLD from directors who are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards.

8)
WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9)
WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10)
WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

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B.	CEO Votes
Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.

C.	Proxy Access
Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 5% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.

We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. We generally support the board when they have adopted proxy access at a 3% / 3 year threshold either through a majority supported shareholder ballot or by adopting the bylaw on its own initiative. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process. Hence, we will generally vote against shareholder proposals which seek to amend an existing proxy access by law unless the terms of the proxy access right is unduly restrictive to shareholders.

2.	Proxy Contests

A.	Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

B.	Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal;

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significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4.	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:
●	Majority of board composed of independent directors,

●	Nominating committee composed solely of independent directors,

●	Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

●	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

●	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

●	Absence of superior voting rights for one or more classes of stock,

●	Board does not have the sole right to change the size of the board beyond a stated range that been approved by shareholders, and

●	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

B.	Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

●	Annually elected board,

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●	Majority of board composed of independent directors,

●	Nominating committee composed solely of independent directors,

●	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

●	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

●	Absence of superior voting rights for one or more classes of stock,

●	Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

●	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

D.	Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting,should require more than a de minimis number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

F.	Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses

A.	Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

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Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

B.	Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

C.	Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

D.	Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

E.	Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.	Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions

A.	Separate Chairman and CEO Positions

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We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

·	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2) Serves as liaison between the chairman and the independent directors,

(3) Approves information sent to the board,

(4) Approves meeting agendas for the board,

(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6) Has the authority to call meetings of the independent directors, and

(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

●	2/3 of independent board;

●	All-independent key committees;

●	Committee chairpersons nominated by the independent directors;

●	CEO performance is reviewed annually by a committee of outside directors; and

●	Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

B.	Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

C.	Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

D.	Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

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E.	Hedging / Pledging of Securities
We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.

F.	Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

G.	Board Composition
We support board refreshment, independence, and a diverse skillset for directors. We believe that board composition should contribute to overall corporate strategies and risk management and will evaluate the board’s skills, expertise, and qualifications. We generally will vote case-by-case on shareholder proposals which seek to force the board to add specific expertise or to change the composition of the board.

H.	Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

I.	Board Size
Vote for proposals to limit the size of the board to 15 members.

J.	Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.	Miscellaneous Governance Provisions

A.	Independent Nominating Committee
Vote for the creation of an independent nominating committee.

B.	Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

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Vote for management proposals to adopt confidential voting.

C.	Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

D.	Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

E.	Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

F.	Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

G.	Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board.
Constituency representation on the board is not supported, rather decisions are based on director qualifications.

H.	Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

I.	Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

J.	Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

K.	Exclusive Venue
Generally, vote for management proposals which seek shareholder approval to make he state of incorporation the exclusive forum for disputes,if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.

8.	Capital Structure

A.	Common Stock Authorization

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Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

B.	Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

C.	Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

D.	Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

E.	Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.	Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

G.	Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

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Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

H.	Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I.	Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placemen by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation

A.	Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. This will include whether dividends are paid or accrued to the unvested equity awards. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.

Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.

For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

B.	Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

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C.	Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

D.	Say on Pay – Advisory Vote
Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support.

In the case of externally-managed REITs, generally vote against the advisory vote as there is a lack of transparency in both compensation structure and payout.

Say on Pay - Frequency
JPMAM will review compensation versus long/term performance on an annual basis.

E.	Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

F.	401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.

G.	Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months

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or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

H.	Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.

I.	Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

J.	Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

K.	Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

L.	Recoup Bonuses
Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

M.	Two Tiered Compensation
Vote against proposals to adopt a two tiered compensation structure for board directors.

10.	Incorporation

A.	Reincorporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

B.	Voting on State Takeover Statutes
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

C.	Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

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11.	Mergers and Corporate Restructurings

A.	Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

B.	Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

C.	Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

D.	Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

E.	Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

F.	Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

G.	Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

H.	Changing Corporate Name
Vote for changing the corporate name.

12.	Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences

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and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance. In evaluating how to vote proposals, we will consider how environmental and social issues affect the risks to which companies are exposed and how they impact the performance of those companies. In addition, we consider various factors including: the company’s current level of disclosure and the consistency of disclosure across its industry; existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level; if the proposed disclosure would result in unintended consequences such as creating a competitive disadvantage; and whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework.

In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.

A.	Military Business
Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

B.	International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

C.	Promote Human Rights in China, Nigeria, the Sudan and Burma
Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

D.	Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

E.	Animal Rights
Vote case-by-case on proposals that deal with animal rights.

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F.	Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

G.	Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

H.	Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

I.	High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

J.	Political Contribution
Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

13.	Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in London, Tokyo, and Hong Kong. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.

14.	Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-

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solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
●	a pending acquisition or sale of a substantial business;

●	financial results that are better or worse than recent trends would lead one to expect;

●	major management changes;

●	an increase or decrease in dividends;

●	calls or redemptions or other purchases of its securities by the company;

●	a stock split, dividend or other recapitalization; or

●	financial projections prepared by the Company or the Company’s representatives.

What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?” to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

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B. Europe, Middle East, Africa, Central America and South America

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Table of Contents

I.	POLICY	27

II.	VOTING GUIDELINES	30

III.	STEWARDSHIP	40

IV.	SOCIAL AND ENVIRONMENTAL	46
1.	CONTROVERSIAL WEAPONS	47

2.	CLIMATE CHANGE AND CARBON DISCLOSURE	47

3.	PRI	47

4.	PARTNERSHIPS AND AFFILIATIONS	48

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I.	POLICY

Corporate Governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. J.P. Morgan Asset Management (‘JPMAM’) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business at all times.

We have set out herein the principles which provide the framework for our corporate governance and proxy voting activity. Although these apply primarily to the UK and Europe and therefore principally concern accounts managed from the London office, our colleagues in New York, Tokyo and Hong Kong have similar guidelines, consistent with law and best practice in these different locations. Full details are available on request.

Our UK Guidelines are based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. JPMAM works closely with the UK Financial Reporting Council (FRC) and the Investment Association (IA), and we abide by these organisations’ corporate governance principles and also take their guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.

For Continental European markets, we expect companies to comply with local Corporate Governance Codes, where they exist. We fully recognise that, in certain European markets, there are areas where local law or practice prescribe differing structures or processes to those found in the UK, which must be taken into account. In markets where a comparable standard does not exist, we will use our own Guidelines as the primary basis for our voting and corporate governance activity, whilst taking local market practice into consideration where applicable. JPMAM also is a member of the European Funds and Asset Management Association (EFAMA), the International Corporate Governance Network (ICGN) and the Asian Corporate Governance Association (ACGA).

In our view, our Guidelines meet with the requirements of the US Department of Labor recommendations as they apply to ERISA and US Mutual Funds.

Voting

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

It should be noted that JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our primary concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication only of JPMAM’s normal voting policy. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.

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Certain markets require that shares being tendered for voting purposes are temporarily immobilised from trading until after the shareholder meeting has taken place. Other markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, empowered with Power of Attorney documentation which can represent considerable cost to clients. Elsewhere, notably Emerging Markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific financial risks where, for example, voting can preclude participating in certain types of corporate action. In these instances, it may sometimes be in our clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time.

As our Guidelines are primarily targeted at companies listed on main stock exchanges, it is sometimes difficult for smaller companies to apply the same corporate governance rules and we will look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

Proxy Committee

Responsibility for the formulation of voting policy in each region rests with the Proxy Committee, whose role is to review JPMAM’s corporate governance policy and practice in respect of investee companies and to provide a focal point for corporate governance issues. Each Committee is composed of senior analysts, portfolio managers, governance professionals, and can call upon members of legal and compliance, or other specialists, as appropriate . Committees meet at least quarterly, or more frequently as circumstances dictate. Each regional Committee reports, in turn, to a Global Proxy Committee, chaired by the Global Head of Equity, which has overall responsibility for our approach to governance issues worldwide, and for ensuring that regional policies comply with the firm’s global governance principles.

Stewardship and Engagement

As long-term owners, we regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. For UK and European companies in particular, corporate governance specialists routinely attend scheduled one-to-one meetings alongside analysts and portfolio managers, as well as convene dedicated meetings as required in order to debate areas of concern. Full details of our Stewardship Policy are contained in Part III of this document.

JPMAM was a founding signatory to the UK Stewardship Code and we believe that our existing stewardship policies meet or exceed the standard required under the Code. Our full statement of compliance is available to view or download on our website.

Sustainability

JPMAM believes that non-financial issues, such as social, environmental and sustainability issues can have an economic impact on our clients’ investments. We expect the companies in which we invest to behave in a manner consistent with these wider obligations. Full details are contained in Part IV of this document.

Conflicts of Interest

Typical conflicts include where JPMC or its Affiliates are involved in a transaction at an investee company, or provide banking or other services, or where JPM personnel sit on other company boards.

In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC’s securities, lending, investment banking and other

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divisions to JPMAM investment professionals. The policy is available to download from our website.

Where a potential material conflict of interest has been identified, JPMAM will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote. A record of all such decisions is available to clients on request.

Stocklending

Stock which is lent cannot normally be voted, as the right to vote is effectively lent with the shares. For routine voting, JPMAM views the revenue from lending activities to be of more value to the client than the ability to vote. However, we reserve the right to recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Corporate Governance Team.

J.P. Morgan Asset Management

London Proxy Committee

January 2017

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II. VOTING GUIDELINES

1.	REPORTS & ACCOUNTS

Annual Report

Reports and accounts should be both detailed and transparent and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards. We agree with the UK Corporate Governance Code, that the company’s annual report and accounts, when taken as a whole, should be fair, balanced and understandable, a primary outcome of which is for the narrative sections of the annual report to reflect more accurately the company’s position, performance and prospects

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist, together with detailed explanations regarding any area of non-compliance.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Remuneration Report

The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report and, if appropriate, members of the Remuneration Committee, if we feel that explanation is insufficient. Any material changes to compensation arrangements should be put to shareholders for approval.

Several markets worldwide now have a binding vote on remuneration policy. In our view, remuneration policies should stand the test of time, and should not need amendment on an annual or biennial basis. We would therefore expect votes on remuneration policies to occur normally every third year, the maximum allowed under the regulations, and will regard it as concerning where companies feel the need to bring proposed changes to shareholders more frequently than this. Similarly, reporting under the new regulations should not necessarily lead to an increase in the volume of data provided. Investors expect clear and concise reports that are effective at communicating how executive pay is linked to delivery of the company’s strategy in the long-term.
see Compensation

2.	DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.

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3.	BOARD OF DIRECTORS

Board Structure

Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder or group of stakeholders has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

We agree with the UK Financial Reporting Council (FRC), that the board has a vital role to play in shaping and embedding a healthy corporate culture. The values and standards of behaviour set by the board are an important influence on culture within the organisation and we believe there are strong links between governance and establishing a culture that supports long-term success. In our view, there is a role for the board in establishing the culture, values and ethics of the company and in setting the ‘tone from the top’.

Board Independence

JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We agree with the ICGN, that the majority of a board should be independent, especially if the company has a joint Chairman / CEO. JPMAM will use its voting powers to encourage appropriate levels of board independence, whilst taking into account local market practice

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure orderly refreshment of the board, and minimise over-dependence on any certain individual.

Chairman

Boards should be headed by an effective Chairman, who is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.

Board Size

Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 15 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.

Board Diversity

JPMAM is committed to supporting inclusive organisations where everyone can succeed on merit. Recruiting individuals with unique experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular, and we will

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utilise our voting power to bring about change where companies are lagging. We also expect companies to consider diversity in its widest sense, both at board level and throughout the business.

Board Committees

Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence and they should have an explicit right of unrestricted access to company documents and information.

Nomination Committees should be majority-independent; there should be a formal nomination process for the appointment of Directors.

Remuneration Committees should be independent; no director should be able to determine their own emolument. The remuneration report (where applicable) should be the responsibility of the Remuneration Committee.
See Remuneration Report

Boards of banks, or other large or complex companies, should establish a Risk Committee to provide independent oversight and advice to the board on the current risk exposures of the entity and future risk strategy, in order to manage these issues effectively within their business. These bodies should give a summary of their activities in the Annual Report.

Director Independence

We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict and has not been employed in an executive capacity by the company for at least the previous ten years.

A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding and may not release the board from its legal responsibility.

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JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Companies may arrange Directors and Officers (‘D&O’) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than three significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

We agree with the UK Corporate Governance Code that no single individual should chair more than one major listed company.

Investment Trust and Fund Directors

In the UK, the Boards of investment trust companies are unusual in being normally comprised solely of non-executive directors. JPMAM generally prefers that the majority of such boards (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Companies (AIC) Code of Corporate Governance.

We note that the AIC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AIC that investment trust companies should have a formal policy on tenure and that any director serving beyond three terms should offer themselves for re-election annually. We also believe that at least half of the board of an investment trust company (including the Chairman) should be non-executive directors having served for less than nine years, in order to ensure that the board does not become ossified with a large number of long-serving directors.

SICAV and other fund board directors should comply with the ALFI Code of Conduct, or equivalent codes where they exist.

4.	COMPENSATION

Directors’ Contracts
JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. This is accepted market best practice in the UK as well as other major European markets.
Special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged. Market practice regarding the length of director’s service contracts varies enormously: JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM will take into account local market practice when making judgements in this area. Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.

Executive Director’s Remuneration
Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any code or

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formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a fixed element, set by reference to the external market but always cognisant of pay within a company’s general workforce, and a variable element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining superior performance.

Due consideration should also be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, in order to incentivise appropriate behaviours and, more importantly, discourage excessive risk taking, which may be detrimental to shareholders. Compensation arrangements should provide alignment between managers and shareholders across the cycle, and due consideration should be given to devices such as clawback or bonus/malus arrangements in order to avoid payment for failure.

JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

We believe firmly that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year’s salary, and two years or more for chief executives, which should be maintained for the duration of employment.

Transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made. Similarly, recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.

Non-Executive Director’s Remuneration
JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards.

Fixed Compensation
Executives are entitled to a basic salary set by reference to the external market and in particular benchmarked against the company’s immediate peers. Acknowledging that salary often forms the basis for variable compensation, we believe annual increases in salary should be limited and generally in line with the wider workforce of the company. Substantial increases in salary, for example where an executive has been promoted, should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation
We generally prefer any variable compensation arrangement to have a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary benchmarked against a company’s sector. In industries that operate an overall bonus pool we at least expect a cap on the overall potential pool. Whilst we recognise that annual bonus targets are often, though not always, commercially sensitive, we expect a high degree of

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disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonus for executives should take the form of cash and shares deferred for a defined period of time. Bonus malus and/or clawback are also expected features of any bonus scheme.

For the long-term component, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give directors incentive to perform at the highest levels, and grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s long-term strategy and objectives over an appropriate period (at least three years, and preferably five years or more) There should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time, and should not benefit from free-matching shares for no other reason than a decision to defer compensation already earned.

We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, the backdating of awards or discounted awards.

All incentive plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution. Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders in advance. We also favour simplicity both in the number of variable incentive schemes and in their structure. We will vote against payments which are excessive or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

Pensions
Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

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5.	AUDITORS

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.

Auditor Rotation

In order to safeguard the independence of the audit, companies should rotate their auditor over time. We agree with the provisions of the UK Competition Commission, that companies should put their external audit contract out to tender at least every ten years.

Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.

We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

Auditor Indemnification

JPMAM is opposed to the use of shareholders’ funds to indemnify auditors.
see Audit Committee

6.	ISSUE OF CAPITAL

Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution.

JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership and we will vote against ‘cash box’ structures or other attempts to suspend, bypass or eliminate pre-emption rights, unless they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). We prefer that these issuances are sought annually, and generally do not support multi-year capital issuances, or shares which are issued at a preferential discount to third parties as part of a related-party transaction.

JPMAM will vote against increases in capital which would allow the company to adopt ‘poison pill’ takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.

Issue of Debt

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the

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company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.

Share Repurchase Programmes

JPMAM will vote in favour of share repurchase or buy-back programmes where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way. We will vote against abusive schemes, or where shares are repurchased at an inappropriate point in the cycle, or when shareholders’ interests could be better served by deployment of the cash for alternative uses.

7.	MERGERS / ACQUISITIONS

Mergers and acquisitions are always referred to individual portfolio managers and/or investment analysts for a case-by-case decision, based exclusively on the best economic interests of our clients. In exceptional circumstances, we will split our vote and vote differently for individual clients depending on the respective desired investment outcomes of our portfolio managers. JPMAM may occasionally split its vote between different client constituents for technical reasons, such as cross-border mergers where certain groups of clients may not be able to hold the resultant stock, or to reflect differing portfolio strategies and/or investment outcomes.

As a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

8.	VOTING RIGHTS

JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally and voting power should accrue in direct proportion to the shareholder’s equity capital commitment to the company.

Minority shareholders should be protected from abusive actions by, or in the interests of, controlling shareholders, acting either directly or indirectly, and should have effective means of redress. Shareholders should also have the right to formally approve material related-party transactions at Annual General Meetings.

While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.

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9.	OTHERS

Poison Pills

Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined ‘triggering event’ occurring (such as an outsider’s acquisition of a certain percentage of stock). Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.

JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or ‘bundled’ resolutions, depending on the context and local market practice.

Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.

AOB

We will generally vote against ‘any other business’ resolutions where we cannot determine the exact nature of the business to be voted on.

Social / Environmental Issues

Companies should conduct their business in a manner which recognises their responsibilities to employees and other stakeholders, as well as broader society and the environment. Full details of our sustainability policy are available in Part IV of this document.

JPMAM reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless from time to time, a company’s response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered as primary when determining our vote.

Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMAM’s Social and Environmental policy.
see Social and Environmental

Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

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Political Issues

JPMAM does not support the use of shareholder funds for political donations.

J.P. Morgan Asset Management

London Proxy Committee

January 2017

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III.	STEWARDSHIP

J.P. Morgan Asset Management (‘JPMAM’) recognises its wider stewardship responsibilities to its clients as a major asset owner. To this end, we support the revised FRC Stewardship Code, which sets out the responsibilities of institutional shareholders in respect of investee companies. JPMAM endorses the Stewardship Code for its UK investments and supports the Principles as best practice elsewhere. We believe that regular contact with the companies in which we invest is central to our investment process and we also recognise the importance of being an ‘active’ owner on behalf of our clients. Our approach to the seven Principles and how we apply them are set out below.

Institutional investors should:

1.	Publicly disclose their policy on how they will discharge their stewardship responsibilities.

JPMAM’s primary activity in the investment chain is as an asset manager for both institutional and retail clients. Although we manage our equity portfolios using a number of different investment processes, we are predominantly a long-term active investor. Our aim is to produce the best risk-adjusted returns that align with our clients’ objectives.

We take a research-driven approach to sustainable investing. Although the precise methodology is tailored to each investment strategy, we believe Environmental, Social and Governance (‘ESG’) considerations, particularly those related to governance, can play a critical role in long-term investment strategy. As an active investment manager, engagement is an important and ongoing component of our investment process, and we view frequent and direct contact with company management as critically important. When considering investment options, we supplement our proprietary thinking with research from a variety of third-party specialist providers and engage directly with companies on a wide array of ESG issues. Our governance specialists regularly attend scheduled one-on-one company meetings alongside investment analysts to help identify and discuss relevant issues.

JPMAM’s investors and corporate governance specialists undertake four broad areas of activity, with the aim of identifying and mitigating ESG risk in our portfolios:

Analysis of the governance profiles of the companies in which we invest, in order to identify outliers requiring further engagement;

Engagement with investee companies, in order to understand issues and promote best practice;

Informed, investor-led proxy voting;

An assessment of social and environmental issues, where they have the potential to impact the valuation.

Engagement with companies takes place on a wide range of issues, including strategy, performance, risk, capital structure, and corporate governance issues including board and oversight structures, skills, culture and remuneration. JPMAM does not outsource any of its engagement activity. Proxy votes are assessed on a case-by-case basis by governance specialists in conjunction with the analyst or portfolio manager where appropriate.

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Where a company deviates from the UK Corporate Governance Code (or equivalent overseas codes, where they exist), JPMAM will always give due consideration to the explanation where it is given.

Copies of our Corporate Governance Policy are available on request, or to download from our website:-

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/corporategovernance.aspx

Although these policies apply primarily to investments in the UK and Europe and therefore principally concern accounts managed from the London office, our offices in New York, Tokyo and Hong Kong have similar guidelines, consistent with local law and best practice in these different jurisdictions. Full details are available on request.

2.	Have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed. As part of our broader Safeguard Policy, JPMAM has established formal barriers designed to restrict the flow of information between JPMC’s securities lending, investment banking and other divisions to JPMAM’s investment professionals, as well as in order to maintain the integrity and independence of our proxy voting decisions and engagement activity. We have established physical and electronic information barriers which are designed to prevent the exchange or misuse of material, non-public information obtained by various “insider” businesses of JPMC Group. Employees within an “insider” business unit are prohibited from passing on sensitive information to those in an “outside” business unit who cannot access the information. The overarching principle of JPMAM is that it is considered to be a “public area” that invests and trades in securities based upon publicly available market information and, therefore, if any member of JPMAM anywhere in the world is made an “insider”, this restricts the firm globally and may not be in the interests of its clients. Occasionally, inside information may be received, for instance, as part of a pre-sounding for a forthcoming issue of securities. In these instances, we will apply our wall-crossing procedures. However, the period for which JPMAM is an insider should be as short as possible.

Before the start of any meeting or conversation we well make clear to brokers and issuers that, if they inadvertently make JPMAM “insiders”, it will be detrimental to the ongoing relationship. It is therefore a condition that, where JPMAM is made an insider, the broker (or other person) providing the information should give JPMAM the opportunity to decline before being provided with any such information. Where JPMAM is made “inside”, the individual(s) in receipt of such information must contact Compliance immediately. Transactions in the securities of the issuer are prohibited with immediate effect, as well as recommendations of transactions for clients or own personal accounts, and impacted securities are placed on a “Banned List” where trading activity is systematically restricted globally across the JPMAM group. These restrictions are only lifted either once the transaction has been made public, or when confirmation has been received that the information is no longer relevant.

Typical conflicts include where a JPMorgan Affiliate, or another member of the JPMC Group may be involved in a transaction, or have a material interest or

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relationship with, an investee company, or where JPM personnel sit on portfolio company boards, or where we are casting proxy votes in respect of ‘own’ funds, or inhouse investment trusts. In these situations, we will seek guidance from our Compliance Department and/or call upon an independent third party to make the voting decision.

The full policy document relating to conflicts of interest is available to download from our website:-

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/frcstewardshipcode.aspx

3.	Monitor their investee companies.

JPMAM has over 1,200 investment professionals, including over 200 career analysts, tasked with monitoring and engaging with companies and constructing our clients’ portfolios. They are supported by teams of corporate governance specialists, located in the ‘front office’ in order to better interact with investors regarding governance and stewardship issues. Within equities, this currently comprises three professionals in London, two in New York, and two in Asia. We have also nominated ESG co-ordinators and points of contact within other asset classes, including our fixed income and global real assets divisions. We undertake several thousand company visits and one-to-one meetings each year, as well as several hundred meetings specifically to discuss ESG issues.

In London, the team maintains a proprietary database containing detailed governance models for over 700 Pan-European companies, including all FTSE100 and selected FTSE250 and other companies, which evolve over time as we engage with companies and understand issues.

These models are updated regularly, and notes of engagements with companies are retained in order to form a clear audit trail. The corporate governance team also has full access to our main research database, and publishes notes and company profiles where appropriate which are available to all of our investment professionals. For analyst-driven investment processes in London, these models are used to generate proprietary ESG rankings and ratings, which are incorporated into analysts’ models and stock rankings.

Where JPMAM deems it appropriate, we will enter into active dialogue with companies, except to the extent that we may risk becoming insiders or coming into receipt of material, non-public information, which may preclude us from dealing in the shares of the company concerned (although appropriate wall-crossing procedures do exist, if deemed in the best interests of our clients).

Where appropriate, JPMAM will attend key AGMs where we have a major holding, although it should be noted that JPMAM votes at over 10,000 shareholder meetings a year in 72 markets worldwide and, clearly, this is not practicable except in very exceptional circumstances.

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4.	Establish clear guidelines on when and how they will escalate their stewardship activities.

JPMAM has established clear guidelines on how we escalate our engagement activities in order to protect our clients’ interests. We meet routinely with the senior executives of our investee companies at least annually; in the event that we are not satisfied with either their responsiveness or strategy, we may seek to meet with the chairman or other independent director(s), or express our concerns through the company’s advisers. Where appropriate, we will hold joint engagement meetings with other investors who share our concerns. We may also use our proxy votes in order to try and bring about management change. In extremis, we will consider submitting a shareholder resolution, or requisitioning an EGM in order to bring about change, or to protect our clients’ interests. We also reserve the right to sell out of a stock completely if the company is unresponsive, if we feel that is in the best interests of our clients.

Decisions to escalate will always be made on a case-by-case basis, in conjunction with the analyst and/or portfolio manager, taking into account the materiality of risk in our view, combined with the direction of travel on the issue as a result of our engagement.

Catalysts for further engagement can include escalating concerns over management failure in relation to strategy, or a lack of responsiveness in relation to succession planning or board composition, typically where we feel boards are not sufficiently independent, or do not have the right diversity of skills, background and experience.

Material concerns over executive compensation can also be a trigger for escalation, especially where issues persist over more than a year, or where we have been involved in a pay consultation, and our concerns have been ignored. Other triggering events can include a company being added to an alert list by one of our specialist third-party providers, for example where a company is subject to legal fines or censure, or allegations of bribery and corruption, or where a pollution event, or other environmental issue arises.

5.	Be willing to act collectively with other investors where appropriate.

Subject to applicable laws and regulations in the relevant jurisdictions, JPMAM frequently works with other investors in collective engagement exercises with companies where appropriate (for example under the auspices of the UK Investor Forum and other formal and informal bodies), in order to enhance the effectiveness of our engagement. Circumstances where such collective engagement takes place include board succession planning, remuneration and AGM-related issues, as well as broader strategy issues. The named contact for this purpose is included below, and is also available on the Stewardship page of our website.

6.	Have a clear policy on voting and disclosure of voting activity.

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based on our reasonable judgment of what will best serve the long-term interests of our clients. So far as is

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practicable we will vote at all of the meetings called by companies in which we are invested. We treat every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate.

JPMAM votes at over 10,000 shareholder meetings each year, in more than 72 markets worldwide. We endeavour to vote in all markets, wherever possible, unless there are certain technical reasons in overseas markets which preclude us from voting, such as share-blocking or power of attorney requirements, or unless there is a conflict of interest, in which case we may be advised not to vote by our Compliance Department. Votes are investor-led and made on a case-by-case basis, and we do not always support the board. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.

We have comprehensive proxy voting policies in each region, covering the United States, the UK & Europe, and Asia Pacific & Emerging Markets, consistent with law and best practice in these different locations. As standards of corporate governance vary widely in overseas markets, we have adopted a principles-based, rather than rules-based approach to voting in international markets, based on local corporate governance codes (where they exist) and internationally recognised standards, such as OECD Guidelines and the guidance of the International Corporate Governance Network (ICGN).

Our voting policy as it relates to UK companies is based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. We are also a member of the UK Investment Association (IA), and take their principles and guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.

JPMAM retains the services of the ISS voting agency, although its analyses form only the ‘base case’ voting recommendation and we will frequently take a differing view, based on the results of our engagement activity or our own insights. We also retain the services of Ethix SRI Advisors to assist us with weapons screening and certain social and environmental issues for interested clients.

A decision to vote against can be triggered by a recommendation from our service providers, or concerns from the analyst or portfolio manager, or where a company has been identified as an outlier or lagging its peers, or has been unresponsive in our request to engage. A decision to vote against management or abstain, or to override the recommendations of our voting agent or our proxy voting policy, is always documented, along with a rationale for that decision. Except where a holding is de minimis, we always endeavour to inform the company of our decision in advance, in order to give them the opportunity to discuss the issues with us prior to voting.

Overall responsibility for the formulation of voting policy rests with the Proxy Committee, whose role is to review JPMAM’s corporate governance policy and practice in respect of investee companies, and to provide an escalation point for voting and corporate governance issues. The Committee is composed of senior analysts, portfolio managers and corporate governance specialists and can call upon members of legal and compliance, or other specialists, as appropriate.

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There are equivalent Committees in each region which report, in turn, to a Global Proxy Committee, chaired by our Global Head of Equities.

JPMAM has disclosed its proxy voting and engagement activity to its clients for many years. We also disclose selected voting highlights and engagement activity, as well as our detailed voting record, publicly on our website. These can be viewed by following the link:-

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/frcstewardshipcode.aspx

JPMAM and its clients may participate in stocklending programmes. It is not the policy of JPMAM to recall stock on loan for routine votes, where the revenue from lending activities is deemed to be of more value to the client than the ability to vote. However, we will recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote. It should be noted that some of our clients participate in third-party lending arrangements directly with their custodians, which may be invisible to JPMAM.

7.	Report periodically on their stewardship and voting activities.

JPMAM maintains a clear record of its proxy voting and engagement activity. We also produce detailed quarterly voting and engagement activity reports for our clients, and publish summary information on our public website. These reports provide qualitative as well as quantitative information, including commentary on our activities in relation to proxy voting, engagement, market developments and social and environmental issues.

The proxy voting function is independently verified by our external auditor as part of the ISAE 3402 review , and oversight of our broader engagement process is also verified in accordance with AAF 01/06 as part of the monitoring stipulated by our UK investment trusts.

JPMAM believes that public disclosure of certain ongoing engagement with companies would be prejudicial to that engagement activity and would not be in the best interests of our clients. In these circumstances, we may decide not to disclose that activity publicly, or refrain from reporting until after the event.

The Proxy Committee has agreed to review this approach periodically, in accordance with the Principles. Finally, it should be pointed out that this statement is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Corporate Governance Team.

Our Statement of Compliance with the UK Stewardship Code can be viewed here:

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/frcstewardshipcode.aspx

Or follow the link to the FRC website:

https://www.frc.org.uk/Our-Work/Codes-Standards/Corporate-governance/UK-Stewardship-Code/UK-Stewardship-Code-statements.aspx

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IV.	SOCIAL AND ENVIRONMENTAL

Clients entrust us to manage their portfolios and rely on our deep knowledge of markets, industries and companies. Our investment professionals engage with company management on an ongoing basis to evaluate the drivers of performance, which often include relevant ESG factors. We strive to integrate ESG factors across our investment platforms and increase the transparency around this to our clients. Through our global expertise and industry access, we identify key sustainable investing trends and share best-in-class capabilities from investment approaches to measurement.

JPMAM believes that companies should act in a socially responsible manner. They should conduct their business in a way which recognises their responsibilities to employees and other stakeholders in the long-term, as well as broader society and the environment.

We have adopted a positive engagement approach to social, environmental and sustainability issues. Thus, specific assets or types of assets are not excluded from portfolios explicitly on social, environmental or ethical criteria (unless specifically requested by clients, or required by local legislation). Rather, analysts take such issues into account as part of the mainstream analytical and stock selection process.

Although JPMAM’s priority at all times is the best economic interests of its clients, we recognise that, increasingly, non-financial issues such as social and environmental factors have the potential to impact the share price, as well as the reputation of companies. Specialists within the ESG Team are tasked with assessing how companies deal with and report on social and environmental risks and issues specific to their sectors and/or industry. This analysis is then used to identify outliers within our investee companies which require further engagement. Engagement will either take place at scheduled company one-to-one meetings, or at dedicated meetings with non-executive directors, or Corporate Social Responsibility (‘CSR’) specialists (where they exist), or via the company’s broker. Our engagement activity is reported to clients on a quarterly basis.

Where social or environmental issues are the subject of a proxy vote, JPMAM will consider the issue on a case-by-case basis, keeping in mind the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

In formulating our policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a tobacco company or a company in an extractive industry will not be automatically marked down because their sector is perceived as ‘unfriendly’.

We expect major listed companies in particular to have established a CSR Committee or similar body with responsibility for this area. Such a function should have direct access to the board and, ideally, there should be a designated main board director responsible for these issues. We would normally expect companies to publish a separate CSR Report, or to provide a CSR statement within their Annual Report, or on their website.

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Controversial Weapons

The only exception to this approach is where investment in a particular sector or activity is prohibited by clients or by local legislation. Investment in landmines, cluster munitions and depleted uranium armour and ammunition (so-called ‘controversial weapons’) is prohibited in certain European jurisdictions and, as a result, these names are excluded from our stock universe for our entire Luxembourg-domiciled SICAV fund range. Full details are available on request.

Climate Change and Carbon Disclosure

Scientific research finds that an increasing concentration of greenhouse gases in our atmosphere is warming the planet, posing significant risks to the prosperity and growth of the global economy. In meeting our clients’ needs, we consider a variety of global market risks and investment objectives, including a wide range of environmental risks and impacts they may pose to long-term portfolio returns. We recognize that climate change may create investment risk and opportunity across the various entities in which we invest on behalf of our clients, and companies that fail to manage these risks may subject shareholders to losses. To this end, we now have a the capability to calculate the carbon footprint of individual equity portfolios, in order to assist portfolio managers and respond to client questions on carbon emissions.

Climate policy risk has gained focus more recently as climate change-related laws and regulations emerge globally. For further details on our approach to these issues, please see our Investment Perspective on Climate Risk document, copies of which are available to download on our public website.

Principles of Responsible Investment

J.P. Morgan Asset Management is a signatory to the United Nations-supported Principles of Responsible Investment (‘PRI’), which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure. The Principles and how we deal with them are set out below:

1. Incorporate ESG into investment analysis and decision-making

JPMAM has a dedicated ESG team in London, located in the ‘front office’ in order to better advise analysts and portfolio managers regarding ESG issues. The ESG Team routinely benchmarks companies in our investment universe versus our Guidelines in order to identify outliers. This then drives our proxy voting and engagement activity. This engagement is ongoing and does not only occur at the time of an AGM. Fund managers in each region take non-financial issues into account as part of the investment process where they have the potential to impact the valuation. For analyst-driven investment processes in London, our proprietary ESG scores are incorporated into analysts’ ratings and stock rankings.

2. Be active owners and incorporate ESG into ownership policies and practices

Investment managers in all locations undertake regular contact with senior managers of investee companies to discuss issues and promote the interests of our clients. Investment professionals in all locations also have access to specialist ESG data and resources, in order to assist them in their investment decisions. JPMAM also votes at nearly 10,000 AGMs in over 70 markets worldwide. Votes are investor-led and made on a case-by-case basis. There are

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ESG policy documents available for each region, as well as a Global Policy, all of which are updated at least annually.

3. Seek appropriate ESG disclosure in investee companies

JPMAM participates in a number of initiatives aimed at improving transparency and disclosure at investee companies, as well as stock exchanges, regulators and other bodies worldwide. As investors, we continually scrutinise companies’ Corporate Governance and Corporate Social Responsibility reports and encourage appropriate levels of disclosure.

4. Promote the Principles

JPMAM works both independently and with trade associations and other industry bodies, as well as other formal and informal networks, to promote the Principles within the industry.

5. Work together to enhance effectiveness

We also participate in joint investor networks such as ICGN, as well as engagement activity under the auspices of various local trade bodies, in order to enhance our effectiveness. Where appropriate, we also work with our competitors in collective engagement exercises with companies on ESG issues.

6. Report our activities

JPMAM produces detailed quarterly ESG activity reports for all of its clients, and also publishes summary information on its public website.

Partnerships and Affiliations

JPMAM is also a member of, or participant in, the Carbon Disclosure Project (CDP), the Extractive Industries Transparency Initiative (EITI), the Global Real Estate Sustainability Benchmark (GRESB), the Investor Network on Climate Risk (Ceres), the United Nations Environment Program Finance Initiative (UNEP FI), and the UN Global Compact. J.P. Morgan Chase is a signatory to the Equator Principles on managing social and environmental risk in project finance. For further information, see:

www.unpri.org

www.cdproject.net

www.eiti.org

www.gresb.com

www.ceres.org

www.unepfi.org

www.unglobalcompact.org

www.equator-principles.com

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Produced by:

Robert G Hardy

Managing Director

Head of Corporate Governance

+44 20 7742 5736

robert.g.hardy@jpmorgan.com

Version 19.01

Published January 2017

For Investment Professional use only – not for retail use or distribution

This document has been produced for information purposes only and as such the views contained herein are not to be taken as an advice or recommendation to buy or sell any investment or interest thereto. Reliance upon information in this material is at the sole discretion of the reader. Any research in this document has been obtained and may have been acted upon by J.P. Morgan Asset Management for its own purpose. The results of such research are being made available as additional information and do not necessarily reflect the views of J.P.Morgan Asset Management. Any forecasts, figures, opinions, statements of financial market trends or investment techniques and strategies expressed are unless otherwise stated, J.P. Morgan Asset Management’s own at the date of this document. They are considered to be reliable at the time of writing, may not necessarily be all-inclusive and are not guaranteed as to accuracy. They may be subject to change without reference or notification to you. Both past performance and yield may not be a reliable guide to future performance and you should be aware that the value of securities and any income arising from them may fluctuate in accordance with market conditions. There is no guarantee that any forecast made will come to pass.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co and its affiliates worldwide. You should note that if you contact J.P. Morgan Asset Management by telephone those lines may be recorded and monitored for legal, security and training purposes. You should also take note that information and data from communications with you will be collected, stored and processed by J.P. Morgan Asset Management in accordance with the EMEA Privacy Policy which can be accessed through the following website http://www.jpmorgan.com/pages/privacy.

Issued in Continental Europe by JPMorgan Asset Management (Europe) Société à responsabilité limitée, European Bank & Business Centre, 6 route de Trèves, L-2633 Senningerberg, Grand Duchy of Luxembourg, R.C.S. Luxembourg B27900, corporate capital EUR 10.000.000.

Issued in the UK by JPMorgan Asset Management (UK) Limited which is authorised and regulated by the Financial Conduct Authority. Registered in England No. 01161446. Registered address: 25 Bank St, Canary Wharf, London E14 5JP, United Kingdom.

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C.	Asia ex Japan

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I PRINCIPLES

Corporate governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. JPMAM is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business.

We have set out below the principles which provide the framework for our corporate governance policy and proxy voting activity. Although the guidelines set out in this document apply to accounts managed from the Hong Kong and Singapore offices, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

Fiduciary Priority. Our clients appoint us to manage their assets in order to maximize the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

Stewardship and Engagement. We believe that regular contact with the companies that we invest in is central to our investment process. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets. We encourage excellence in the management of companies through the considered application of best corporate governance practice.

Proxy Voting. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognized through the considered use of our clients’ votes.

Sustainability. We believe that non-financial factors such as social, environmental and sustainability issues can have an economic impact on our clients’ investments. We expect the companies in which we invest to behave in a manner consistent with these wider obligations.

Ongoing commitment. We are committed to reviewing our corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.

II POLICY AND PROCEDURES

1 Proxy Committee

The JPMAM Asia Proxy Committee oversees the proxy voting process in the
Asia ex Japan region. It is composed of senior officers from the investment and client services departments and supported by specialists from compliance and risk management. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Global Proxy Committee to which it reports.

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2 Voting Policy

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset. It is our policy to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

At AGMs in Asia ex Japan markets, we will generally follow the recommendations of an independent proxy voting service provider for items that are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/ restructurings, takeover/ merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients’ best interests are served. The major routine matters in AGM are as follows:

1. Accept Financial Statement and Statutory Reports
2. Approve Dividend
3. Election and re-election of directors
4. Fix remuneration of directors
5. Appoint auditors and fix remunerations
6. Approve issuance of Equity or Equity-Linked Securities without pre-emptive rights
7. Approve repurchase of shares (up to 20% of issued capital)
8. Authorise reissuance of repurchased shares

Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients’ best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by case basis in conjunction with the portfolio manager in order to determine how our clients’ best interests are served.

To assist us with companies’ proxy voting proposals, we have retained the services of an independent proxy voting provider, who is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing us with a comprehensive analysis of each proxy proposal and providing us with recommendations on how to vote each proxy proposal based on our guidelines.

We have adopted procedures to recall shares on loan if a proposed major corporate event contemplates a shareholder vote to approve or to take other action. However, we may determine: (a) not to recall securities on loan if, in our judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in our judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

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Situations can sometimes arise where more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

In the event a JPMAM investment professional makes a recommendation in connection with an override, the investment professional must provide the appropriate Proxy Administrator with reasons supporting his recommendation and a certification that he received no communication in regard to the proxy that would violate either the JPMorgan Chase Safeguard Policy or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’s interests and that of its clients and that he was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

Conflicts of Interest

In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information amongst the asset management, securities, lending, investment banking and other divisions.

Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, will evaluate the potential conflict and make a recommendation on how to vote the proxy.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

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III VOTING GUIDELINES

Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices. Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board.

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned . Similar consideration would relate to the use of inappropriate accounting methods.

Dividends

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

Auditors

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will vote against the appointment or reappointment of auditors who are not perceived as being independent.

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender. We would oppose non-audit fees consistently exceeding audit fees where no explanation is given to shareholders.

Boards

We believe that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

We are in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.

Boards with more than 20 directors are considered to be excessively large.

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We believe that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions. We believe that as a minimum, all boards should have at least three independent directors, unless the company is of such a size that sustaining such a number would be an excessive burden. We will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

Board Committees

Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

Executive Directors’ Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. We will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

Directors’ Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

We will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Directors over 70

We consider that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for re-election each year.

 Directors’ Contract

Generally, we believe that directors’ contracts should be of one year’s duration or less.

Non-Executive Directors

As stated earlier in these guidelines, JPMAM believes that a strong independent element to a board is important to the effective running of a company. In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

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Audit and Remuneration Committees should be composed exclusively of independent directors.

Director Independence

We consider that a director will generally be deemed to be independent if he or she has no significant financial, family or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

Non-Executive Directors’ Remuneration

Non-executive directors should be paid but should not be awarded options.

Bonuses for Retiring Directors and Internal Statutory Auditors

We will generally vote Against proposals for retirement bonuses which will be paid to retirees including one or more directors or statutory auditors designated by companies as an outsider.

Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorized share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMAM believes that any significant new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

JPMAM will vote in favour of increases in capital which enhance a company’s long-term prospects.

Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

Share Repurchase Programs

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Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMAM will vote in favour of such programs where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

Mergers and Acquisitions

JPMAM always reviews mergers and acquisitions on a case-by-case basis. As a general rule, we will favour mergers and acquisitions where the proposed transaction price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the offer terms.

Voting Rights

JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.

Share Options

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-pricing, of underwater options or the backdating of options.

Long Term Incentive Plans

A long term incentive plan can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

JPMAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Issues

JPMAM does not normally support the use of shareholder funds for political donations.

Poison Pills

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Poison pills or shareholder rights plans, are devices designed to defend against a hostile takeover. Typically they give shareholders of a target company or a friendly party the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined triggering event such as a outsider’s acquisition of a certain percentage of stock.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should ultimately be for shareholders, not managers to decide.

JPMAM will generally vote against anti-takeover schemes and support proposals aimed at revoking existing plans. Where such devices exist, they should be fully disclosed to shareholders who should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or bundled resolutions, depending on the context.

JP Morgan Asset Management
Emerging Markets and Asia Pacific Group– Asia ex Japan
Asia Proxy Committee

March 2016

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D.	Japan

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Table of contents

Basic Policy on Corporate Governance	62

1. Purpose of proxy voting	62

2. Proxy voting principles	62

Corporate Governance Guidelines	64

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Basic Policy on Corporate Governance

JPMorgan Asset Management (Japan) Ltd adopted the Japanese version of the Stewardship Code in May 2014; subsequently in August 2014, we disclosed the steps we follow with regard to the 7 principles of the Code. We recognize the importance of corporate governance and we will continue with our efforts to engage with companies as responsible institutional investors.

We also positively evaluate the Corporate Governance Code effective from June 2015, which we believe will serve to further enhance corporate governance in Japan.

J.P. Morgan Asset Management is a signatory to the United Nations Principles for Responsible Investment (UN PRI).

1. Purpose of proxy voting

JPMorgan Asset Management (Japan) Ltd (AMJ) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of AMJ to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security. When exercising our vote, our aim is to evaluate the governance of the company concerned and maximize returns to shareholders over the long term.

2. Proxy voting principles

●	We will vote at all of the meetings called by companies in which we are invested on behalf of our clients who have authorized us to vote.

●	In principle, we will not abstain or withhold our vote. This is to prevent the worst possible outcome, a shareholder meeting failing to meet its quorum and thereby not be effective.

●
It should be noted that AMJ scrutinises every proxy on a case-by-case basis, keeping in mind the best economic interests of our clients. We seek an improvement in the long term earnings or a prevention of deterioration in earnings of the company concerned.

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Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions. If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.

●
Our engagement with a company as a shareholder is not limited to voting at the shareholders’ meeting. In the course of meetings with company management, we encourage the exercise of sound management with due consideration for social, environmental and ethical issues and engagement with shareholders. For example, if an accident / incident or corporate misconduct which could negatively impact the company’s economic value occurs, we will seek the implementation and announcement of improvement plans and timely disclosure to shareholders as deemed appropriate.

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This document provides the proxy voting guidelines and policy. It is also meant to encompass activities such as engagement with company management. We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important.

31st March 2016

JPMorgan Asset Management (Japan) Ltd.

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Corporate Governance Guidelines

Distribution of income/Dividends and share buybacks
As investors, we are seeking sustainable earnings growth over the medium to long term and an expansion in shareholder value of the companies we invest in; thus we believe that concentrating solely on shareholders returns would not be appropriate. During different phases in a company’s development, we understand that the balance between retained earnings, capital expenditure and investment in the business, and returns to shareholders will change.

As a general rule, we will vote against any proposal for the appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs), if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.
Also, even in the event that the capital ratio is less than 50%, we will vote against management if the pay-out ratio is deemed to be strikingly low (after taking into account other forms of pay-outs such as share repurchase programs) without a valid reason. We believe that, in general, companies should target a total shareholder return of 30%.
The guidelines above relating to a company’s capital ratio have not been applied in the case of financial institutions; the income allocation proposals for financial institutions have been assessed on a case by case basis. We note, however, that the capital ratio in the banking industry has improved in recent years and thus believe conditions look more favorable now for returns to shareholders to be enhanced. Thus we believe that financial institutions should also target a total shareholder return of 30%. In instances where we deem that further retention of earnings is no longer required, we believe a total shareholder return greater than 50% would be appropriate.
If the appropriation of profits is not tabled as an item at the annual general meeting, in principle, we will vote against the re-election of directors, in cases where the above conditions are not met.
In addition, we will oppose the dividend proposal where we believe it will prejudice the solvency or future prospects of the company.
When making our decision, we take into account the history of the company’s return to shareholders, not just the outcome of the most recent financial year.
Where a company seeks to amend its articles of association to allow the distribution of income by way of board resolution, we will generally vote against such a proposal unless the company has stated its intention of moving to quarterly dividend payments.

Boards and Directors
Election of Directors
We will generally support the election of directors. However, if the candidate(s) infringes our guidelines with regard to the independence of directors or the number of directors, we will not support the proposal.

In addition, in the case of the re-election of directors, we will vote against candidates who infringe our guidelines pertaining to the length of tenure, pay-out ratio, poorly performing companies, anti-social activities, cross shareholdings, stock options, anti-hostile takeover measures, mergers and acquisitions, capital raising, borrowing and share repurchase programmes. Also, we will not support the re-election of external board members (external directors and external statutory auditors) whose attendance at board meetings falls below 75%. Where there are no external board members, we will generally oppose the re-election of the representative director(s).

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Number of Directors
Boards with more than 15 directors are deemed excessively large, and AMJ will exercise its voting powers in favour of reducing large boards wherever possible. AMJ believes a board with 15 directors or less is appropriate in Japan as well. To ensure a swift management decision-making process, in principle, we will therefore vote against a resolution for the election of directors where the premise is that the board will consist of more than 15 directors.

Director’s Term of Office
Every director should be subject to a re-election process and we believe the term of office should be one year’s duration or less. We well support amendment to the articles reducing the director’s term of office to one year; in principle, we will vote against a proposal where the term exceeds one year.

Length of tenure
We will take the length of tenure into consideration when a director is subject to re-election. In particular, when a director who has served for a long period is offered for re-election, we will take factors such as the company’s performance during that time into consideration.

Separation of Chairman and CEO
AMJ believes it is preferable if the role of Chairman and CEO is separate in Japan as well.

External Directors on the Board of Directors/Composition of the Board of Directors
We encourage the election of multiple external directors on the board of directors. Unless there are two or more external directors on the board of directors or candidates for external director at the AGM, in principle, we will vote against the election of the representative directors, such as the president of the company. When making our decision on this issue, we will not take the independence of the external director or the candidate for external director into consideration. Our decision regarding the independence of an external director will be reflected in our vote on that individual candidate.
We believe that it is not only the number of external directors which is of consequence but attach importance to the composition of the board of directors. We expect companies to have due regard to issues such as diversity and consideration should be given to achieving a suitable balance in terms of the areas of expertise of the individual board members.

Independence of external directors
Even if the candidate for external director meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be subject to a conflict of interest and oppose their election as an external director.
●	Was or is employed at an affiliate company
●	Was or is employed at a large shareholder or major business partner
●
Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

●	An external director whose tenure exceeds 10 years.
Any other candidate who also appears subject to a conflict of interest will be opposed.
These criteria apply equally to directors at boards with committees, boards with statutory auditors and boards with supervisory committees.

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We will generally support a proposal to change the structure of the board from a statutory auditor type to one with a board with committees. We support measures to delegate key oversight functions such as Remuneration, Nomination and Audit to independent committees. We will also generally support a change to a board with supervisory committee, provided the company provides a clear and rational explanation behind such a move.

Dismissal of Directors
In principle, we will vote against measures to make the dismissal of directors more difficult.

Election of Statutory Auditors
We will generally support the election of statutory auditors. In the case of the re-election of statutory auditors, we will vote against candidates who infringe our guidelines pertaining to anti-social activities.

Independence of external statutory auditors
Even if the candidate for external statutory auditor meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be subject to a conflict of interest and oppose their election as an external statutory auditor.
●	Was or is employed at an affiliate company
●	Was or is employed at a large shareholder or major business partner
●
Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

●	An external statutory auditor whose tenure exceeds 10 years.
Any other candidate who also appears subject to a conflict of interest will be opposed.
These criteria apply equally to candidates for alternate external statutory auditors.

Director’s Remuneration
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s remuneration and bonus payments.
We support the disclosure of the structure of director’s remuneration and the linkage of director’s remuneration to the company’s performance.
In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against an increase in directors’ pay or the payment of bonuses.

Retirement bonus
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s retirement bonus payments.
AMJ will vote against
●	Golden parachutes
●	Retirement bonus payments to external directors and external statutory auditors.
In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed

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appropriate. However, where there are no other appropriate proposals, we may vote against the payment of retirement bonuses to directors.

Stock Options
Long-term incentive arrangements, such as share option schemes and L-TIPs, should be dependent upon challenging performance criteria and there should be no award for below median performance. The terms should be clearly explained and fully disclosed to shareholders and participants. We will vote against the proposal if the terms are unclear. Deep discount stock option plans will only be supported if exercise is prohibited in the first three years following the award. We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options. Transaction bonuses, or other retrospective ex-gratia payments, should not be made. In general, we will not support a proposal where the dilution from existing schemes and the new program requiring AGM approval exceeds 10%. AMJ believes that external directors and external statutory auditors, as well as third parties such as clients should not be participants in incentive schemes.
If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the stock option program, we may oppose the re-election of directors.

Appointment of external audit firms
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will oppose an appointment where we believe a conflict of interest may exist.

Exemption from liability
Apart from those instances where local rules allow, in general, we will vote against a limitation in the legal liability of directors and statutory auditors.
We believe agreements should not be concluded with external audit firms exempting them from liability and we will oppose proposals to amend articles of association to permit the introduction of such agreements.

Poorly performing companies
During our scrutiny of management proposals at AGMs, we will be cognisant of the recent trend in a company’s earnings. For example, where a company has seen a recurring decline in earnings, recorded a large loss, or continuously reported a noticeably low level of return (such as a company with a permanently low ROE), we may determine the poor performance of the company needs to be reflected in our voting activity. (We do not have a ROE target as such, but look at the level and trend in ROE when evaluating companies). In such instances, AMJ will vote against the re-election of a director where shareholder value has been negatively impacted by the poor performance attributable to mistakes made during the director’s term.

Anti-social activities
This is an item included within a Japanese context. There is no strict definition of anti-social activity, but in this context refers to companies, for example, subject to official sanctions from their regulatory bodies or have violated the law during the fiscal year in question. In addition, companies which have caused severe social problems or through their actions negatively impacted earnings and caused a severe loss to shareholder value will be considered. Emphasis is placed on the possibility or otherwise of the impairment of shareholder value through these activities.

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AMJ expects companies which have been involved in anti-social activities to disclose such activities to shareholders, together with the countermeasures and the remedial measures adopted. If the parties directly involved in the anti-social activity remain on the board of directors, in general, we will vote against the election of those directors and/or statutory auditors concerned. However, where there are no other appropriate proposals, we may vote against the directors’ remuneration, the payment of bonuses or retirement bonuses to directors, or the award of stock options.

Cross-shareholdings
This is an item included within a Japanese context. We do not support cross-shareholdings and in principle favour their liquidation. We will refer to the company’s purpose and rationale for cross-shareholdings provided in the Corporate Governance Report and in the event we believe there is insufficient rationale for the holding of equities, we will vote against the re-election of directors.

Adoption of anti-hostile takeover measures
AMJ considers such measures on a case-by-case basis. In principle we will oppose such measures, unless it is clear such measures are necessary and effective and will serve to enhance shareholder value. AMJ will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. AMJ will vote against increases in capital where the increase in authorised capital would dilute shareholder value in the long-term. Also, if management adopts other measures which fulfill the function of an anti-hostile takeover measure without seeking shareholder approval, methods of expressing a vote against management will be determined as deemed appropriate.

In a Japanese context, the following are among the steps we believe that can be viewed as “poison pill” equivalents: 1) MPO financings; 2) increases in authorized share capital without adequate explanation; 3) large scale dilution to parties other than shareholders; 4) issuance of “golden shares”; 5) deliberate changes as to the timing of re-election of directors; 6) lengthy extensions to the directors’ term. From the viewpoint of the safeguarding of shareholder rights, we will oppose the re-election of directors, for example, in this context.

Issue of classified stock
We will oppose the issue of classified stock without a rational explanation regarding the purpose of such a means of fund-raising.

Increase in the authorized share capital
AMJ will vote against the increase in the authorized share capital when we believe this will be detrimental to shareholder value.

Capital Increase
Capital increases will be judged on a case-by-case basis depending on its purpose. AMJ will vote against capital increases if the purpose is to defend against a takeover.

When new shares are issued, in principle, we believe existing shareholders should be given precedence. Even if this is not the case, we will look at each instance with due care.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding a capital increase during the fiscal year in question, we will oppose the election of directors.

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Borrowing of Funds
AMJ will vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the borrowing of funds, we will oppose the re-election of directors.

Share Repurchase Programs
AMJ will vote in favour of share repurchase programs if it leads to an increase in the value of the company’s shares. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the share repurchase program, we will oppose the re-election of directors.

Mergers / Acquisitions
Mergers and acquisitions must only be consummated at a price representing fair value. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the merger/acquisition, we will oppose the re-election of directors.

Social and Environmental Issues
JPMAM is a signatory to UN PRI based on the belief that due consideration of ESG issues as part of the investment process of evaluating companies is essential in terms of the preservation and creation of shareholder value over the mid to long term. Companies have a social responsibility towards its employees, other stakeholders, the society at large with due regard for the environment. The approach to ESG of investee companies and those companies we research will impact their mid to long term earnings and can impact their reputation; thus, we make investment decisions reflecting an ESG assessment.

We do believe, however, that where sustainability issues are the subject of a proxy vote, a distinction needs to be made between shareholder proposals which are being used by activist groups to target companies as a means of promoting single-issue agendas which can impair shareholder value and limit the power of management, and those which are constructive with the aim of improving the society and the environment in a meaningful manner. AMJ will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

AMJ does not exclude specific assets or types of assets on purely social, environmental or ethical criteria (unless specifically requested by clients). We do, however, engage with company management on sustainability issues as part of the analytical process.

Conflicts of Interest
In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, without undue influence from business relations with investee companies and to avoid conflicts of interest, AMJ refers to the view of third party governance specialists to form an objective and rational judgment.

There is a possibility that conflicts of interest may arise with other group companies within the JPMorgan Chase (the ultimate parent company of JPMAM) group as such companies may be providing funds or acting as the underwriter for investee companies. In order to

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maintain the integrity and independence of AMJ’s proxy-voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information between its securities, lending, investment banking and other divisions to investment professionals in the Asset Management division.

Nonetheless, where a potential material conflict of interest has been identified, AMJ, within the scope permitted by regulations and with clients, will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote.

Shareholder proposals
We will apply the same standards for all proposals with the aim of improving shareholder value. Therefore, whether the proposal has been made by management or by a shareholder will not influence our decision making.

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LAZARD ASSET MANAGEMENT LLC – Proxy Voting Policies Summary
A.	Introduction
Lazard Asset Management LLC and its affiliates (“Lazard”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.
Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.
B.	Responsibility to Vote Proxies
Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.
C.	General Administration
1.	Overview
Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal / Compliance Department and by a Proxy Committee currently consisting of Managing Directors, Lazard’s General Counsel and Chief Compliance Officer, portfolio managers and other investment personnel of Lazard. The Proxy Committee meets at least annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal / Compliance Department must be present at all Proxy Committee meetings.

2.	Role of Third Parties
To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services, including services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal  that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.  Lazard also subscribes to global proxy-relevant research provided by Glass Lewis & Co. LLC.
ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.
3.	Voting Process
Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.
ProxyOps provides Lazard’s Portfolio Manager/Analysts and Research Analysts (collectively, “Portfolio Management”) with the shareholder meeting agenda of proposals to be voted, the Lazard Approved Guidelines, as well as both Glass Lewis’ and ISS’ independent vote recommendations and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest or certain strategy-specific situations; in which case an alternative approach may be followed (See Section F and G below). In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, the rationale for doing so and all other relevant information is provided to the Proxy Committee for its final vote determination. If necessary, and in cases where there is a possibility of a split vote among Portfolio Management teams (as described in Section G.1. below), a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote instructions.
Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that input from Portfolio Management with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Manager of ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals. Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation.

As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will give consideration to regional/local law and best practices in applying our Proxy Voting Policy and vote instructions.

D.	Specific Proxy Items
Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.
Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or other unique circumstances requiring special vote considerations. These considerations are discussed in more detail in Section G, below.
1.	Routine Items
Lazard generally votes routine items as recommended by the issuer’s management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:
non-controversial election or re-election of directors;
appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;
issues relating to the timing or conduct of annual meetings; and
name changes.

2.	Corporate Governance and Shareholder Rights Matters
Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.
a.	Board of Directors and its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.  Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective.  Lazard has Approved Guidelines to vote:

For the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;
For a requirement that a substantial majority e.g. 2/3 of a  company’s directors be independent;
Case-by-case basis regarding the election of directors where the board does not have independent “key committees” or sufficient board independence;
Case-by-case basis regarding non-independent directors who serve on key committees that are not sufficiently independent;
For proposals that a board’s committees comprise solely of independent directors or consist of a majority of independent directors;
Case-by-case basis on proposals to require the separation of chairman and CEO:
Case-by-case basis, generally For proposals to limit directors’ liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or if indemnification is due to negligence then directors would be liable for intentional misconduct and actions taken without good faith intention - in these cases voting is on a case-by-case basis;
For proposals seeking to de-classify a board and Against proposals seeking to classify a board;
Case-by-case basis on all proposals relating to cumulative voting;
Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees;
Against shareholder proposals seeking to establish term limits for directors;
Case-by-case basis regarding proposals to establish directors’ mandatory retirement age;
Case-by-case basis regarding the removal of age restrictions for directors;
Against shareholder proposals seeking to establish minimum stock-ownership requirements for directors;
Case-by-case basis regarding director stock retention /holding periods; and
Against shareholder proposals seeking to change the size of a board or requiring two candidates for each board seat.

b.	Anti-takeover Measures
Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.  Consequently, Lazard has adopted Approved Guidelines to vote:

Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;
Case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”), and For proposals that ask management to submit any new poison pill plan to shareholder vote;
Against proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them;
Against “blank check” preferred stock; and
Case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.

c.	Conduct of Shareholder Meetings
Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation.  Lazard has therefore adopted Approved Guidelines to vote:

Against proposals to adjourn U.S. meetings;
Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;
For proposals providing for confidential voting;
Against efforts to eliminate or restrict right of shareholders to act by written consent;
Against  proposals  to  adopt  supermajority  vote  requirements,  or  increase  vote requirements; and
Case-by-case basis on changes to quorum requirements.

3.	Changes to Capital Structure
Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:
For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
For stock splits and reverse stock splits;
Case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;
Case-by-case basis on management proposals to issue a new class of common or preferred shares;
For management proposals to adopt or amend dividend reinvestment plans;
Against changes in capital structure designed to be used in poison pill plans; and
Case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

4.	Stock Option Plans and Other Executive Compensation Issues
Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive.   Lazard has Approved Guidelines to vote:
Case-by-case basis regarding all stock option plans;
Against restricted stock plans that do not define performance criteria;
For employee stock purchase plans;
Case-by-case basis for stock appreciation rights plans;
For deferred compensation plans;
Case-by-case basis regarding proposals to approve executive loans to exercise options;
Against proposals to re-price underwater options;

Case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and
Against proposals to limit executive compensation or to require individual executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5.	Mergers and Other Significant Transactions
Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.
6.	Environmental, Social and Corporate Governance
Proposals involving environmental, social and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.
As set out in Lazard’s Environmental, Social and Corporate Governance (ESG) Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the interests of our clients. Lazard generally supports the notion that corporations should be expected to act as good citizens, but is obligated to vote on environmental, social and corporate governance proposals in a way that it believes will most increase shareholder value. Lazard’s Approved Guidelines are structured to evaluate most environmental, social and corporate governance proposals on a case-by-case basis. Lazard will generally support proposals asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report), and will vote For the approval of anti-discrimination policies and socially responsible agenda.
E.	Voting Securities in Different Countries
Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will decide if it is in the best interest of its clients not to vote the proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below). Due to the nature of the investment strategy, a decision to refrain from voting proxies of certain Japanese securities or emerging market securities will generally be determined by Portfolio Management. (See Section G.1. below.)
F.	Conflicts of Interest
1.	Overview
Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.
Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:
Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker- dealer, or an investment banking affiliate has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);
Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;
Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or
A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.	General Policy and Consequences of Violations
All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal / Compliance Department. No other officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between an officer or employee of LF&Co. and an officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.	Monitoring for Conflicts and Voting When a Material Conflict Exists
ProxyOps monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer or General Counsel.
a.	Where Approved Guideline Is For or Against
Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If there is no material conflict, the proxy will be voted as outlined in this Policy. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.

b.	Where Approved Guideline Is Case-by-Case
In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist. If a conflict exists, and Lazard policy is to vote on a case-by-case basis, then ProxyOps will vote in accordance with the concurring recommendations of the two independent proxy advisory services, the ISS Proxy Advisor Service and the Glass Lewis recommendation. If these services’ recommendations are contrary to each other, ProxyOps will obtain the recommendation from a third independent source that provides voting advisory services, the ISS Taft-Hartley Proxy Voter Service, and will defer to the majority recommendation. If a recommendation from this approved third independent source is not available, Lazard will follow the recommendation of ISS’ Proxy Advisor service.

G.	Other Matters
1.	Issues Relating to Management of Specific Lazard Strategies
Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.
Additionally, particularly with respect to certain Japanese securities, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.
Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the portfolio management teams to determine what action would be in the best interests of its clients. However, under unusual circumstances, the votes may be split between the two teams. In such event, a meeting of the Proxy Committee will be held to determine whether it would be appropriate to split the votes.

2.	Stock Lending
As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.
H.	Review of Policy
The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

LAZARD ASSET MANAGEMENT LLC – Proxy Voting Policies Summary
A.	Introduction
Lazard Asset Management LLC and its affiliates (“Lazard”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.
Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.
B.	Responsibility to Vote Proxies
Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.
C.	General Administration
1.	Overview
Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal / Compliance Department and by a Proxy Committee currently consisting of Managing Directors, Lazard’s General Counsel and Chief Compliance Officer, portfolio managers and other investment personnel of Lazard. The Proxy Committee meets at least annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal / Compliance Department must be present at all Proxy Committee meetings.

2.	Role of Third Parties
To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services, including services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal  that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.  Lazard also subscribes to global proxy-relevant research provided by Glass Lewis & Co. LLC.
ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.
3.	Voting Process
Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.
ProxyOps provides Lazard’s Portfolio Manager/Analysts and Research Analysts (collectively, “Portfolio Management”) with the shareholder meeting agenda of proposals to be voted, the Lazard Approved Guidelines, as well as both Glass Lewis’ and ISS’ independent vote recommendations and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest or certain strategy-specific situations; in which case an alternative approach may be followed (See Section F and G below). In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, the rationale for doing so and all other relevant information is provided to the Proxy Committee for its final vote determination. If necessary, and in cases where there is a possibility of a split vote among Portfolio Management teams (as described in Section G.1. below), a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote instructions.
Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that input from Portfolio Management with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Manager of ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals. Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation.

As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will give consideration to regional/local law and best practices in applying our Proxy Voting Policy and vote instructions.

D.	Specific Proxy Items
Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.
Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or other unique circumstances requiring special vote considerations. These considerations are discussed in more detail in Section G, below.
1.	Routine Items
Lazard generally votes routine items as recommended by the issuer’s management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:
non-controversial election or re-election of directors;
appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;
issues relating to the timing or conduct of annual meetings; and
name changes.

2.	Corporate Governance and Shareholder Rights Matters
Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.
a.	Board of Directors and its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.  Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective.  Lazard has Approved Guidelines to vote:

For the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;
For a requirement that a substantial majority e.g. 2/3 of a  company’s directors be independent;
Case-by-case basis regarding the election of directors where the board does not have independent “key committees” or sufficient board independence;
Case-by-case basis regarding non-independent directors who serve on key committees that are not sufficiently independent;
For proposals that a board’s committees comprise solely of independent directors or consist of a majority of independent directors;
Case-by-case basis on proposals to require the separation of chairman and CEO:
Case-by-case basis, generally For proposals to limit directors’ liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or if indemnification is due to negligence then directors would be liable for intentional misconduct and actions taken without good faith intention - in these cases voting is on a case-by-case basis;
For proposals seeking to de-classify a board and Against proposals seeking to classify a board;
Case-by-case basis on all proposals relating to cumulative voting;
Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees;
Against shareholder proposals seeking to establish term limits for directors;
Case-by-case basis regarding proposals to establish directors’ mandatory retirement age;
Case-by-case basis regarding the removal of age restrictions for directors;
Against shareholder proposals seeking to establish minimum stock-ownership requirements for directors;
Case-by-case basis regarding director stock retention /holding periods; and
Against shareholder proposals seeking to change the size of a board or requiring two candidates for each board seat.

b.	Anti-takeover Measures
Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.  Consequently, Lazard has adopted Approved Guidelines to vote:

Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;
Case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”), and For proposals that ask management to submit any new poison pill plan to shareholder vote;
Against proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them;
Against “blank check” preferred stock; and
Case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.

c.	Conduct of Shareholder Meetings
Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation.  Lazard has therefore adopted Approved Guidelines to vote:

Against proposals to adjourn U.S. meetings;
Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;
For proposals providing for confidential voting;
Against efforts to eliminate or restrict right of shareholders to act by written consent;
Against  proposals  to  adopt  supermajority  vote  requirements,  or  increase  vote requirements; and
Case-by-case basis on changes to quorum requirements.

3.	Changes to Capital Structure
Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:
For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
For stock splits and reverse stock splits;
Case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;
Case-by-case basis on management proposals to issue a new class of common or preferred shares;
For management proposals to adopt or amend dividend reinvestment plans;
Against changes in capital structure designed to be used in poison pill plans; and
Case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

4.	Stock Option Plans and Other Executive Compensation Issues
Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive.   Lazard has Approved Guidelines to vote:
Case-by-case basis regarding all stock option plans;
Against restricted stock plans that do not define performance criteria;
For employee stock purchase plans;
Case-by-case basis for stock appreciation rights plans;
For deferred compensation plans;
Case-by-case basis regarding proposals to approve executive loans to exercise options;
Against proposals to re-price underwater options;

Case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and
Against proposals to limit executive compensation or to require individual executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5.	Mergers and Other Significant Transactions
Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.
6.	Environmental, Social and Corporate Governance
Proposals involving environmental, social and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.
As set out in Lazard’s Environmental, Social and Corporate Governance (ESG) Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the interests of our clients. Lazard generally supports the notion that corporations should be expected to act as good citizens, but is obligated to vote on environmental, social and corporate governance proposals in a way that it believes will most increase shareholder value. Lazard’s Approved Guidelines are structured to evaluate most environmental, social and corporate governance proposals on a case-by-case basis. Lazard will generally support proposals asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report), and will vote For the approval of anti-discrimination policies and socially responsible agenda.
E.	Voting Securities in Different Countries
Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will decide if it is in the best interest of its clients not to vote the proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below). Due to the nature of the investment strategy, a decision to refrain from voting proxies of certain Japanese securities or emerging market securities will generally be determined by Portfolio Management. (See Section G.1. below.)
F.	Conflicts of Interest
1.	Overview
Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.
Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:
Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker- dealer, or an investment banking affiliate has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);
Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;
Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or
A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.	General Policy and Consequences of Violations
All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal / Compliance Department. No other officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between an officer or employee of LF&Co. and an officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.	Monitoring for Conflicts and Voting When a Material Conflict Exists
ProxyOps monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer or General Counsel.
a.	Where Approved Guideline Is For or Against
Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If there is no material conflict, the proxy will be voted as outlined in this Policy. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.

b.	Where Approved Guideline Is Case-by-Case
In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist. If a conflict exists, and Lazard policy is to vote on a case-by-case basis, then ProxyOps will vote in accordance with the concurring recommendations of the two independent proxy advisory services, the ISS Proxy Advisor Service and the Glass Lewis recommendation. If these services’ recommendations are contrary to each other, ProxyOps will obtain the recommendation from a third independent source that provides voting advisory services, the ISS Taft-Hartley Proxy Voter Service, and will defer to the majority recommendation. If a recommendation from this approved third independent source is not available, Lazard will follow the recommendation of ISS’ Proxy Advisor service.

G.	Other Matters
1.	Issues Relating to Management of Specific Lazard Strategies
Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.
Additionally, particularly with respect to certain Japanese securities, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.
Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the portfolio management teams to determine what action would be in the best interests of its clients. However, under unusual circumstances, the votes may be split between the two teams. In such event, a meeting of the Proxy Committee will be held to determine whether it would be appropriate to split the votes.

2.	Stock Lending
As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.
H.	Review of Policy
The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

Proxy Voting Policies and Procedures

June 30, 2004

AMENDED
March 31, 2005
May 16, 2005
March 31, 2007
August 30, 2007
March 31, 2008
June 25, 2008
September 22, 2009
April 1, 2010
February 15, 2011
April 25, 2011
March 5, 2012
May 10, 2012
February 11, 2013
 February 7, 2014
September 8, 2014
June 8, 2015
September 1, 2015
April 8, 2016
March 29, 2017

Proxy Voting Policies and Procedures

CONTENTS

1	GENERAL	5
	Introduction General Guidelines Proxy Committee Conflicts of Interest Recordkeeping and Disclosure

2	PROPOSALS USUALLY VOTED FOR	10

Adjustments to Par Value of Common Stock
Annual Election of Directors
Appraisal Rights
Authority to Issue Shares ( for certain foreign issuers)
Blank Check Preferred Authorization
Chairman and CEO are the Same Person
Changing Corporate Name
Confidential Voting
Cumulative Voting
Delivery of Electronic Proxy Materials
Director Nominees in Uncontested Elections
Director Related Compensation
Election of Mutual Fund Trustees
Equal Access
Fair Price Provisions
Golden and Tin Parachutes
Greenshoe Options
Independent Audit, Compensation and Nominating Committees
Independent Board Chairman
Majority Voting
OBRA-Related Compensation Proposals
Ratifying Auditors
Reverse Stock Splits
Right to Adjourn
Right to Call a Special Meeting
Share Cancellation Programs
Shareholder Ability to Alter the Size of the Board
Shareholder Ability to Remove Directors
Share Repurchase Programs
Stock Distributions: Splits and Dividends
White Squire Placements
Written Consent

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3	PROPOSALS USUALLY VOTED AGAINST	14

Common Stock Authorization
Director and Officer Indemnification and Liability Protection
Exclusive Forum Provisions
Overboarded Executive Officer Director Nominees
Shareholder Ability to Act by Written Consent
Shareholder Ability to Call Special Meetings
Shareholder Ability to Remove Directors
Share Retention By Executives
Staggered Director Elections
Stock Ownership Requirements
Supermajority Shareholder Vote Requirements
Term of Office
Unequal Voting Rights

4	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE	15

401(k) Employee Benefit Plans
Compensation Plans
Employee Stock Ownership Plans
Executive Compensation Advisory Resolutions (“Say-on-Pay”)
Non-Material Miscellaneous Bookkeeping Proposals
Proxy Access
Preemptive Rights
Stock Option Plans
Technical Amendments to By-laws

5	PROPOSALS REQUIRING SPECIAL CONSIDERATION	16

Asset Sales
Bundled Proposals
Charitable and Political Contributions and Lobbying Expenditures
Compensation in the Event of a Change in Control
Conversion of Debt Instruments
Corporate Restructuring
Counting Abstentions
Debt Restructurings
Delisting a Security
Director Nominees in Contested Elections

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Proxy Voting Policies and Procedures

Disclosure of Prior Government Service
Environment and Social issues
Animal Rights
Energy and Environment
Equal Employment Opportunity and Discrimination
Human Resource Issues
Maquiladora Standards and International Operations Policies
Military Business
Northern Ireland
Product Integrity and Marketing
Third World Debt Crisis
Golden Coffins
Greenmail
Liquidations
Mergers and Acquisitions
Mutual Fund Distribution Agreements
Mutual Fund Fundamental Investment Restrictions
Mutual Fund Investment Advisory Agreement
Poison Pills
Proxy Access
Proxy Contest Defenses
Reimburse Proxy Solicitation Expenses
Reincorporation Proposals
Shareholder Advisory Committees
Shareholder Proposals to Limit Executive and Director Pay State Spin-offs
Takeover Statutes
Tender Offer Defenses
Transition Manager Ballots

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Proxy Voting Policies and Procedures

1. GENERAL

A. Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties, SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and Staff Legal Bulletin No. 20 (June 30, 2014).  In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 2016-01, 29 C.F.R. 2509.2016-01 (December 29, 2016).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority.  Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.
Client’s Best Interest.  Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments (taking into account the costs involved). Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.
Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

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Proxy Voting Policies and Procedures

3.
Stated Policies.  These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.
Abstain from Voting.  Our policy is to vote rather than abstain from voting on issues presented unless the client’s best interest requires abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.  Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision.  In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, the Proxy Voting Service has not received a ballot for a client's account or under other circumstances beyond Loomis Sayles' control.

5.
Oversight.  All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.
Availability of Procedures.  Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Proxy Voting Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.
Disclosure of Vote.  Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles representatives.

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Proxy Voting Policies and Procedures

8.
Disclosure to Third Parties.  Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosures as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosures (not specific as to client) of its voting instructions.

C.	Proxy Committee.

1.
Proxy Committee.  Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience.  Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2. Duties.  The specific responsibilities of the Proxy Committee include,

a. to develop, authorize, implement and update these Proxy Voting Procedures, including:
(i) annual review of these Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies,
(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and
(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

b. to oversee the proxy voting process, including:
(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,
(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
(iv) periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c. to engage and oversee third-party vendors, such as Proxy Voting Services, including:

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Proxy Voting Policies and Procedures

(i) determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:
(a) the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and
(b) the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,
(ii) providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,
(iii) receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services’ conflict policies and procedures, and
(iv) in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

     3. Standards.

a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Proxy Voting Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal (e.g., he or she is a portfolio manager for an account of the issuer).

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Proxy Voting Policies and Procedures

D.	Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest.  First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures.  Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions.   However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps:  (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E.	Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act.  The records include:  (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

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Proxy Voting Policies and Procedures

2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock:  Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights:  Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement.  Review on a case-by-case basis proposals that do not meet the above criteria.

Blank Check Preferred Authorization:
A.
Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name:  Vote for changing the corporate name.

Confidential Voting:  Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.  Vote for management proposals to adopt confidential voting.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

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Proxy Voting Policies and Procedures

Delivery of Electronic Proxy Materials:  Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:
A.
Vote for proposals involving routine matters such as election of directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B.
Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders.  Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules.  Vote against compensation committee members when the Proxy Voting Service recommends a vote against the issuer's "say on pay" advisory vote.  A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C.
Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.

D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Director Related Compensation:  Vote for proposals that are required by and comply with the applicable statutory or listing requirements governing the issuer.  Review on a case-by-case basis all other proposals.

Election of Mutual Fund Trustees: Vote for nominees who oversee less than 60 mutual fund portfolios.  Vote against nominees who oversee 60 or more mutual fund portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds).  Vote on a case-by-case basis for or against nominees who oversee 60 or more mutual fund portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds).

Equal Access:  Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

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Proxy Voting Policies and Procedures

Fair Price Provisions:
A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:
A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Greenshoe Options (French issuers only):  Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement.  Review on a case-by-case basis proposals that do not meet the above criteria.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:
A.
Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be "independent," as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
A.
Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

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Proxy Voting Policies and Procedures

D.
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:
A.	Generally vote for proposals to ratify auditors.
B.
Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.  In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the audit committee.

C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits:  Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn:  Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Right to Call a Special Meeting:  Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders.  Vote against proposals that increase or decrease the threshold from 10%.

Share Cancellation Programs:  Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.

Shareholder Ability to Alter the Size of the Board:
A.	Vote for proposals that seek to fix the size of the board.
B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs:  Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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Proxy Voting Policies and Procedures

Stock Distributions: Splits and Dividends:  Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements:  Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal.  Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization:  Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.  A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:
A.
Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B.
Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director's legal expenses would be covered.

Exclusive Forum Provisions:  Vote against proposals mandating an exclusive forum for any shareholder lawsuits.  Vote against the members of the issuer’s governance committee in the event of a proposal  mandating an exclusive forum without shareholder approval.

Overboarded Executive Officer Director Nominees: Vote for an executive officer director nominee that sits on less than three company boards.  Vote against an executive officer director nominee that sits on three or more company boards.  A recommendation of the Proxy Voting Service will generally be followed.

Shareholder Ability to Act by Written Consent:  Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

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Proxy Voting Policies and Procedures

Shareholder Ability to Call Special Meetings:  Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:
A.	Vote against proposals that provide that directors may be removed only for cause.
B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Share Retention by Executives:  Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements:  Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements:  Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights:
A. Vote against dual class exchange offers and dual class recapitalizations.
B.	Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE
     PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans:  Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).  A recommendation of the Proxy Voting Service will generally be followed.

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Proxy Voting Policies and Procedures

Executive Compensation Advisory Resolutions (“Say-on-Pay”):  A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A.	Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.
B.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
C.	Vote for an annual review of executive compensation.

Non-Material Miscellaneous Bookkeeping Proposals:  A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Preemptive Rights:  Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to Common Stock Authorization requirements above.

Proxy Access:  A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”).  The nominating shareholder(s) should hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees.  All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

Stock Option Plans:  A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A.	Vote against plans which expressly permit repricing of underwater options.
B.	Vote against proposals to make all stock options performance based.
C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.	Vote for proposals that request expensing of stock options.

Technical Amendments to By-Laws:  A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

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Proxy Voting Policies and Procedures

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals:  Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions and Lobbying Expenditures:  Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis.  Votes for UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Compensation in the Event of a Change in Control:  Votes on proposals regarding executive compensation in the event of a change in control of the issuer should be considered on a case-by-case basis.

Conversion of Debt Instruments: Votes on the conversion of debt instruments should be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring:  Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Counting Abstentions:  Votes on proposals regarding counting abstentions when calculating vote proposal outcomes should be considered on a case-by-case basis.

Debt Restructurings:  Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

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Proxy Voting Policies and Procedures

Delisting a Security:  Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service:  Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.  Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, and will not subordinate the economic interests of the client to unrelated objectives, but may consider collateral goals.

Animal Rights:  Proposals that deal with animal rights.

Energy and Environment:  Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination:  Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues:  Proposals regarding human resources issues.

Maquiladora Standards and International Operations Policies:  Proposals relating to the Maquiladora Standards and international operating policies.

Military Business:  Proposals on defense issues.

Northern Ireland:  Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing:  Proposals that ask companies to end their production of legal, but socially questionable, products.

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Proxy Voting Policies and Procedures

Third World Debt Crisis:  Proposals dealing with third world debt.

Golden Coffins:  Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.

Greenmail:
A.	Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
B.	Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations:  Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions:  Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements:  Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions:  Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement:  Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:
A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.	Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Proxy Access:  Proposals to allow shareholders to nominate their own candidates for seats on a board should be evaluated on a case-by-case basis.

Proxy Contest Defenses:  Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

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Proxy Voting Policies and Procedures

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals:  Proposals to change a company's domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:
A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B. Review on a case-by-case basis (i) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.  Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs:  Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes:  Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning tender offer defenses should be evaluated on a case-by-case basis.

Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.

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LSV Asset Management

Proxy Voting Policy

LSV Asset Management’s (“LSV”) standard investment management agreement expressly authorizes LSV to vote proxies on behalf of the client’s account.  Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV’s responsibility to vote proxies relating to securities held for the client’s account.

With respect to ERISA plan clients, unless proxy voting responsibility has been expressly reserved and is being exercised by another fiduciary for an ERISA plan client, LSV, as the investment adviser for the account, must vote all proxies relating to securities held for the plan’s account.  If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials.  Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client’s investment.  Proxy voting decisions must be made solely in the best interests of the client’s account.  In voting proxies, LSV is required to consider those factors that may affect the value of the client’s investment and may not subordinate the interests of the client to unrelated objectives.

LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted.  LSV has engaged an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients’ best interests are served by voting decisions.  Clients are sent a copy of their respective guidelines on an annual basis.

LSV’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues.  LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. (“GLC”).  GLC implements LSV’s proxy voting process, provides assistance in developing guidelines and provides analysis of proxy issues on a case-by-case basis.  LSV is responsible for monitoring GLC to ensure that proxies are appropriately voted.  LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client.  Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client’s holding of the security in question.  Direction from a client on a particular proxy vote will take precedence over the guidelines.  LSV’s use of GLC is not a delegation of LSV’s fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV’s interest and that of its clients, LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service.  A written record will be maintained describing the conflict of interest, and an explanation of how the vote made was in the client’s best interest.

LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clients may receive a copy of this proxy voting policy and LSV’s voting record for their account by request.  LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

Recordkeeping.  In accordance with the recordkeeping rules, LSV will retain:
1.	Copies of its proxy voting policies and procedures.
2.	A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
3.	A record of each vote cast on behalf of a client (maintained by the proxy voting service).
4.	A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).
5.	A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.
6.	LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.

LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV’s principal office.

MANNING & NAPIER ADVISORS, LLC – Proxy Voting Policies Summary
I.  Policy
Background
Proxy policy has had a lengthy history in the investment world. The Department of Labor’s (“DOL”) active voice in proxy policy began in 1998 with the Avon letter followed by the Proxy Project Report in 1989. Each notice by the DOL further defined and clarified the importance of exercising proxy votes in an active and diligent manner. Unless the plan documents explicitly reserve voting authority to the trustee, the investment manager has the authority – and the obligation – to vote as a fiduciary.
The Monks letter, issued by the DOL in January 1990, stated that the investment manager has a fiduciary obligation to match proxies received with holdings on a record date and to take reasonable steps to ensure that the proxies for which it is responsible are received. It further states that the named fiduciary who appointed the investment manager must periodically monitor the activities of the investment manager, which includes the monitoring of proxy procedures and proxy voting.
In 1994, the DOL issued Interpretive Bulletin #94-2, (the “Bulletin”), which summarizes the Department’s previous statements on the duties of ERISA fiduciaries to vote proxies relating to shares of corporate stock, and describes the Department’s view of the legal standards imposed by ERISA on the use of written statements of investment policy, including proxy voting. The Bulletin “reaffirms its longstanding position that plan officials are responsible for voting proxies, unless that responsibility has been delegated to an investment manager. In that case, plan officials should monitor the manager’s activities.”
The Bulletin concludes, “where the authority to manage plan assets has been delegated to an investment manager, the general rule is that the investment manager has the sole authority to vote proxies relating to such plan assets. If the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility would lie with the trustee or with the named fiduciary who has reserved to itself (or another authorized fiduciary) the right to direct the plan trustee regarding the voting of proxies.” The Bulletin notes that a reservation could be limited to the voting of only those proxies relating to specified assets or issues.
In 2003, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940 to require registered investment advisors and registered mutual fund companies to provide disclosure on voting proxies. The amendments require notification to clients of the method to obtain proxy records and policy. The advisor is required to disclose voting records and make available policies and procedures reasonably designed to ensure that the advisor votes proxies in the best interests of their clients.
Proxy Policy
In accordance with the guidelines of the DOL and the SEC, it is Manning & Napier’s policy regarding proxies to:
1.	Discharge our duties prudently, in the interest of plans, plan fiduciaries, plan participants, beneficiaries, clients and shareholders (together “clients”).
2.	Act prudently in voting of proxies by considering those factors, which would affect the value of client assets.
3.	Maintain accurate records as to voting of such proxies that will enable clients to periodically review voting procedures employed and actions taken in individual situations.

4.	Provide, upon request, a report of proxy activity for clients reflecting the activity of the portfolio requested.
5.	By following our procedures for reconciling proxies, take reasonable steps under the particular circumstances to ensure that proxies for which we are responsible are received by us.
6.	Make available, upon request, this policy to all plan fiduciaries, client, and shareholders.
7.	Comply with all current and future applicable laws, rules, and regulation governing proxy voting.

II.  Procedures
Introduction
“Proxy Season” is generally defined as February to June (although there are meetings held throughout the year, this is the peak period). During this time, Manning & Napier receives thousands of proxies and annual statements for processing. The purpose of this section of the booklet is to explain our process in accordance with SEC and DOL requirements. This booklet can be retained to satisfy the DOL requirement that fiduciaries monitor the voting procedures of the investment manager.
Arrival of the Proxies
The majority of proxy ballots are received electronically through a centralized system used by many custodians. This electronic link allows for daily notification, monitoring, efficient voting and record keeping of the Firm’s proxy voting activity.
However, some proxies are still received in paper form and are mailed to the Firm. When proxies are received from the Post Office, they are delivered to the Firm and provided to our Proxy Department.
File Organization and Voting Direction

A.	Procedures for the Disciplined Value Portfolio, securities selected utilizing the Disciplined Valued screens, and Manning & Napier Fund, Inc. Disciplined Value Series.
When the proxies arrive, the Corporate Actions & Proxy Processor logs the proxy into our centralized proxy management software, creates a file containing proxy materials, inserts an analyst checklist, and adds any proxy materials received. For each proxy, the Corporate Actions & Proxy Processor will then determine whether the security that is the subject of the proxy is held by the Disciplined Value Series and one or more other series with the Manning & Napier Fund, Inc. (the “Fund”).
With respect to a security held by the Disciplined Value Series and one or more other series of the Fund, or a proxy solicited by the Disciplined Value Series, such proxies will be voted in accordance with Manning & Napier’s Proxy Guidelines and the procedures described under sub- section B below. All other proxies for the Disciplined Value Series and all proxies for the Disciplined Value Portfolio, and securities selected utilizing the Manning Disciplined Value screens, will be voted under Glass Lewis & Co.’s standard proxy voting guidelines, an independent company that specializes in providing a variety of proxy-related services.
In light of the foregoing, Manning & Napier has reviewed and determined that Glass Lewis & Co.’s proxy policy guidelines are consistent with Manning & Napier’s Proxy Policy and its fiduciary duty with respect to its clients. Manning & Napier will review any material amendments to Glass Lewis & Co.’s Proxy Procedures to determine whether such procedures continue to be consistent with Manning & Napier’s Proxy Policy and its fiduciary duty with respect to it clients. A summary of Glass Lewis & Co.’s Proxy Procedures is attached as an addendum to this policy.

B.	Procedures for All Other Investment Companies and Clients
When the proxy arrives, the Proxy Administrator sends an electronic file to the Research Administrative Assistant, who sets up a file with the Glass Lewis Report, Proxy Edge voting form, and the proxy voting information sheet which includes the analyst sign-off. Glass Lewis voting advice is strictly for informational purposes only. It is the ultimate responsibility of the investment analyst to decide how each issue is voted. The vote is then entered on Proxy Edge, and the Research Administrative Assistant puts in the votes, based on M&N’s internal guidelines, as well as taking into consideration Glass Lewis voting advice. They then generate a report which shows how we recommend voting on each issue. They then forward the entire folder to the analyst to get approval on how the issues are voted. The analyst reads Glass Lewis recommendations and explanations, as well as takes into account Manning & Napier’s general recommendations on how to vote the stocks. The analyst then signs the report if he/she agrees with everything, or makes changes, based on how he/she wishes the issues to be voted, along with an explanation. The analyst also must sign the attestation sheet in the folder, attesting that there are no conflicts of interest. The folder is then returned to the Research Administrative Assistant, who ensures everything has been handled correctly. The Research Administrative Assistant then scans the documentation from the folder and sends it electronically to the Corporate Actions e-mail address.
The Research Administrative Assistant will check to ensure both the proxy voting report and the conflict of interest sheet have been signed before returning the folder to the Proxy Administrator. If voting contrary to the general recommendations of Manning & Napier’s Proxy Guidelines on any issue, the analyst must document why this vote is in the economic best interests of shareholders. Also, the rationale for votes on issues for which these guidelines do not make general recommendations must be documented. If there is a conflict of interest indicated on the proxy information sheet, the Research Administrative Assistant will scan and e-mail to Compliance the proxy folder documentation and the Proxy Policy Committee will vote the proxy and then return the information to the Research Administrative Assistant who will send the electronic copy back to the Corporate Actions & Proxy Administrator.
These votes and rationales are later reported upon request to fiduciaries, clients and shareholders in the Proxy Voting Report. The Corporate Actions & Proxy Processor is responsible for maintaining the proxy files by security, by year and provides safekeeping of the documents. Vote decisions are kept in the folders as well as the proxy database. In the event of an error in voting, the Manager of Research Administration will complete the error write-up and notify the CCO.
With respect to proxies solicited by a Series of the Manning & Napier Fund, Inc. held by separate account clients of Manning & Napier that have delegated proxy voting responsibility to Manning & Napier pursuant to the terms of their investment advisory agreements with Manning & Napier, the Proxy Policy Committee will determine if any material conflicts of interest, as described in “Conflicts of Interest” below, arise with respect to Manning & Napier voting the proxy. If the Proxy Policy Committee determines that a material conflict of interest arises with respect to Manning & Napier voting the proxy, Manning & Napier will delegate to Glass Lewis & Co. responsibility for voting the proxy in accordance with Glass Lewis & Co.’s proxy voting policies and procedures. If the Proxy Policy Committee determines that no material conflicts of interest arise with respect to Manning & Napier voting the proxy, the Proxy Policy Committee determines how to vote the proxy and documents its rationale for making the conflict of interest and voting determinations.
With respect to proxies solicited by a Series of the Manning & Napier Fund, Inc. held by another Series of the Manning & Napier Fund, Inc., Manning & Napier will vote such proxies in the same proportion as the vote of all other shareholders of the soliciting Series (i.e., “echo vote”), unless otherwise required by law.

When required by law or SEC exemptive order (if applicable), Manning & Napier will also “echo vote” proxies of an unaffiliated mutual fund or exchange traded fund (“ETF”). When not required to “echo vote,” Manning & Napier will delegate to Glass Lewis & Co. responsibility for voting proxies of an unaffiliated mutual fund or ETF in accordance with Glass Lewis & Co.’s proxy voting policies and procedures, subject to any custom policies of Manning & Napier set forth herein. If the Firm and/or its affiliates own greater than a 25% position in an iShares Exchange Traded Fund, we will vote the shares in the same proportion as the vote of all other holders of shares of such iShares fund.
Corporate Actions
The monitoring of corporate actions is done by the Corporate Actions & Proxy Processor in the Operations Department.
The firm subscribes to CCH Incorporated (Capital Changes Incorporated), an online Corporate Actions monitoring company. W ith this subscription, the Firm is able to check daily corporate actions for clients’ holdings and retrieve historical data as well. The Corporate Actions Coordinator is also in contact with the Mutual fund Accounting Department and the sub-transfer agent for the Fund as they all share/verify information regarding corporate actions. Voluntary corporate actions are verified through Bloomberg and with the custodian. Verification of mandatory corporate actions is done monthly through our Reconciling Department.
Conflicts of Interest
There are potential conflicts of interest that may arise in connection with the Firm or the Analyst responsible for voting a company’s proxy. Examples of potential conflicts may include the following: (1) the voting Analyst is aware that a client of the advisor or its affiliates is a public company whose shares are held in client portfolios; (2) the voting Analyst (or a member of their immediate family) of the advisor or its affiliates also has a personal interest in the outcome of a matter before shareholders of a particular security that they cover as an Analyst; (3) an employee (or a member of their immediate family) of the advisor or its affiliates is a Director or Officer of such security; (4) an employee (or a member of their immediate family) is a Director candidate on the proxy; or (5) the voting Analyst (or a member of their immediate family), the advisor or its affiliates have a business relationship with a participant in a proxy contest, corporate director or director candidates.
In recognizing the above potential conflicts, the following controls have been put in place: (1) a written confirmation provided in the proxy folder that no conflict of interest exists with respect to each proxy vote to be completed by the Analyst. If an Analyst indicates an affirmative response to any of the above conflicts identified such Analyst shall be immediately removed from the responsibility of voting such proxy; and (2) a Proxy Policy committee has been created to resolve any apparent or potential conflicts of interest. The Proxy Policy Committee may utilize  the following to assist in seeking resolution (including, without limitation, those instances when the Advisor potentially has an institutional conflict): (1) voting in accordance with the guidance of an independent consultant or outside counsel; (2) designation of a senior employee or committee member to vote that has neither a relationship with the company nor knowledge of any relationship between the advisor or its affiliates with such company; (3) voting in proportion to other shareholders of the issuer; (4) voting in other ways that are consistent with the advisor’s and its affiliates’ obligation to vote in clients’ collective best interest.
The Proxy Policy Conflicts Committee is responsible for developing procedures to identify material conflicts of interest with respect to the activities of Manning & Napier and Glass Lewis & Co.
Proxy Reconciliation
Manning & Napier has a customized computer program designed to produce a proxy reconciliation report which prints in detail all of the information necessary to match the proxies of a ballot to the holdings on the record date. After both electronic and paper ballots have been matched to the holdings on the record date, voted pursuant to the procedures and returned to the company, a review of the proxy report will show any proxies not received. In the event a proxy is not received, an email is sent to the custodian requesting a control number so that the votes can be entered manually online.

In the event a proxy ballot is received by Manning & Napier for a security which we do not have investment discretion or proxy authority, a best effort will be made to redirect the proxy to the record owner.
Outside Vendor
Manning & Napier Advisors, LLC has an established proxy policy with detailed procedures and guidelines. Manning & Napier’s policy is to monitor and vote proxies in the best interest of our clients and in compliance with applicable laws, rules and regulations. The Firm may outsource its proxy voting, including when the Firm has identified a conflict of interest, for certain products.
Inquiries
If you have any questions regarding our proxy voting procedures or if you would like to obtain a copy of our voting record for your holdings, please direct your written request to your Account Representative.

For Internal Use Only	May 2, 2017

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General Principles

This Portfolio Management Policy applies to The TCW Group, Inc. and its investment advisory entities other than investment advisers with their own separately approved policies and procedures. We have adopted this Portfolio Management Policy to facilitate the following goals:

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Conduct portfolio management activities in accordance with clients’ mandates as provided in the account or fund documents and disclosures, legal and regulatory requirements, and Firm policies, identify, and either avoid or manage, conflicts of interest, safeguard client assets.

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Management of Client Assets

Investment Authority

Each Account has a designated TCW Advisor. Authority for an employee to take action on behalf of such TCW Advisor is set forth in detailed signing resolutions approved by the TCW Advisor’s board of directors and maintained by the Legal Department.

Amendment to Investment Agreement, Investment Guidelines And Constraints; Oral Instructions

An investment management agreement may only be amended in writing as agreed to by TCW Advisor and the client. Generally, a client may not amend its investment guidelines unilaterally. Before the Firm agrees to any such amendment:

•	The amendment must be approved by the product group, Investment Compliance and the product attorney in the Legal Department.
•	Any amendment must be in writing-it cannot be oral.
•	Copies of all final amendments should be sent to Investment Compliance, the product attorney in the Legal Department, the product group, the client relations officer and other groups as appropriate.

As a matter of Firm policy, do not take significant actions based on oral instructions from clients (see Client Intake Policy/Client and Investor Directions). If oral instructions are received:

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Contact Investment Compliance if you believe a client’s instructions would cause an Account to go out of compliance with the investment guidelines or could prevent the Account from getting back into compliance if it should later go out of compliance.

•	For any change to, or any instruction affecting, any investment guideline, contact Investment Compliance.
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For all strategies, Investment Compliance will coordinate the resolution of the situation working with appropriate personnel, which may include the product attorney, portfolio manager, trader, and/or client relation officers.

•	If deemed necessary that the client should be sent a written communication, the communication should state that:

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•	the instruction will be deemed to be an override of the investment guidelines,
•	the Firm will not be responsible for resulting breaches or subsequent breaches that are rendered incurable by the instruction; and
•	contact the product attorney for the type of letter to be sent to the client.

Fee Modifications; Most Favored Nation Clauses

No changes to a fee should be proposed without first having cleared it with the product attorney in the Legal Department to ensure the change does not trigger any Most Favored Nation provisions (discussed below). In addition, no modification to fees should be made unless and until: the modification is approved by a designated member of executive management, the modification is in writing, and a signed copy of the written modification is sent to the Legal Department and CFR such that the company databases and billing systems can be kept up-to-date. Most Favored Nation provisions are generally discouraged. If a potential client raises the issue of a Most Favored Nation provision, alert the attorney working on the matter as soon as possible to avoid a potentially embarrassing situation if discussions with the client have progressed too far. All Most Favored Nation provisions are reviewed by a designated member of executive management.

Communication Of Investment Guidelines & Constraints To Be Monitored

Each Account managed by the Firm has investment guidelines and constraints, based on the investment objectives and limitations set forth in the Account’s governing documents, as well as legal and regulatory constraints.

•	A member of Investment Compliance distills the investment restrictions and communicates the information to the Legal Department, PAG, portfolio managers, traders, and client services, if applicable.
•	Changes in the distillation of restrictions and in the coding are secondarily reviewed by supervisors in the group before being applied to client accounts or funds.
•	Additionally, for the TCW Mutual Funds, the Mutual Fund Administrator creates a matrix that contains all of the

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limits from the prospectus, statement of additional information, and the 40 Act and other limits applicable to the TCW Mutual Fund and explains how they will be monitored by the Mutual Fund Administrator. Investment Compliance reviews and signs off on the matrix at least annually. The matrix is used to generate the monitoring reports issued by the Mutual Fund Administrator.
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For certain CBO, CDO, or CLO strategies, a third-party administrator is retained by the fund that distills the applicable investment limitations and uses this to generate monitoring reports. For certain strategies that involve non-marketable securities, an investment committee may be established to approve each new portfolio investment transaction.

Investment Monitoring

Pre-Trade Monitoring

Each trading desk has systems and procedures in place for the oversight of securities traded by those desks.

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These include some or all of the following: pre-trade checking of investment limitations, restricted lists and limits on dealing with Affiliates or restricted persons (e.g., ERISA); trade allocation procedures; and tracking of directed brokerage instructions.

•	Many of the marketable securities strategies use third-party automated order management systems that apply selected pre-trade compliance validation in the order creation process.
•	Product groups that invest in non-marketable securities must follow the anti-money laundering procedures in the Portfolio Management Policy.
•	Portfolio management personnel also may be involved in decisions to do Cross Trades and must comply with the procedures in the Trading and Brokerage Policy.
•	Note that various security limits concerning the TCW Mutual Funds are discussed in more detail in the Registered Investment Company Policies.

Post-Trade Monitoring

Investment Compliance conducts post-trade compliance reviews for all marketable securities strategies utilizing a third-party

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automated compliance system (the “Compliance System”) and/or manual processes.

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Investment Compliance programs applicable limits into the Compliance System and creates manual monitoring tools for the limits that are not programmable. Limits in the Compliance System generally are reviewed each business day based on the previous business day’s activity. Manual monitoring tools are used for daily, monthly or quarterly spot-checks.

•	For accounts such as CDOs where a third-party maintains the official records, a portion of the monitoring may be addressed by periodic reports issued by third-party trustees and administrators.
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The results from the Compliance System, the manual processes, and any applicable notifications/reports are reviewed by Investment Compliance, which shall determine whether any flagged item requires further investigation.

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If a flagged item requires further investigation, Investment Compliance will coordinate the resolution of the situation working with appropriate personnel, which may include the product attorney, portfolio manager, trader and Client Services. If necessary and when appropriate, a member of Investment Compliance also may work with such other applicable persons, including the Chief Compliance Officer, General Counsel, and/or executive management.

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For wrap accounts, the model account for each strategy is monitored on the Compliance System and with manual processes. The investment limitations attached to the model account are the aggregate of all restrictions for wrap accounts in that strategy. The wrap sponsors are responsible for individual account compliance.

Other Persons and Groups

Investment oversight is consolidated for the Firm under the Chief Investment Officers. In addition to Investment Compliance, various other key persons and groups involved in oversight of the investment process may include, but are not limited to:

•	Equities and Fixed Income Trading and Allocation Committees - monitors various risks, including portfolio management practices.

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•	Investment Compliance – monitors investment guidelines restrictions on a pre-trade and post-trade basis.
•	PAG - creates numerous analytical-oriented reports for Communications, Marketing and other groups within the Firm.
•	Portfolio Analytics Committee - reviews key performance indicators for each marketable securities strategy and reviews analyses conducted by PAG, such as attribution analysis and style consistency.
•	The Chief Compliance Officer and/or attorneys in the Legal Department - act as advisers regarding compliance with governing agreements and guidelines.
•	Enterprise Risk Management Committee - among other roles, monitors investment exceptions.

OFAC Designated Person/Entity Review Required

All issuers with publicly traded securities (including 144As) on the Designated Person/Entity List have been included in the Restricted Securities List. Prior to trading in any public security, the portfolio manager group should consult the Restricted Securities List. If the issuer that is the subject of the prospective trade is on the Restricted Securities List, or any party to the transaction of whom the portfolio manager is aware (including a controlling shareholder of the issuer) is on the Restricted Securities List, the portfolio manager should immediately contact Legal or Compliance before proceeding with the trade.

For any security transaction that is not publicly traded, the product area should check the issuer of the security and all parties that have a significant relationship with the issuer, of whom the portfolio manager is aware, against the Designated Person/Entity List found in the Bridger Insight application. The product area should also check to see if the entity is 20% or more owned by a Designated Person/Entity. The product area must also maintain a record of the check showing the results of the search on Bridger Insight. If any security or party is found on the Designated Person/Entity List, the product area should immediately contact Legal or Compliance before proceeding with the trade.

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Confidentiality Agreements

Overview

Confidentiality agreements raise a number of legal and practical concerns, particularly when there are provisions concerning a standstill, non-solicitation, non-compete, indemnification or receipt of material non-public information. Confidentiality agreements concerning Accounts are required to be reviewed by the Legal Department.

Receipt of Confidential Information Can Restrict Trading & Disclosure

Receipt of material non-public information about a company can result in the securities held or being acquired being illiquid. This is due to the legal restrictions on trading while having access to material non-public information. See the Code of Ethics regarding Insider Trading.
To maintain flexibility in trading the securities that are the subject of a confidentiality agreement, consult with the product attorney to determine what might be feasible. Additionally, when entering into a confidentiality agreement on behalf of an Account, promptly notify the product attorney to establish the appropriate Ethical Wall memo and determine whether to place the issuer on the Restricted Securities List in accordance with the Firm’s standard Ethical Wall procedures outlined in the Code of Ethics.

Compliance with Confidentiality Requirement

Once a confidentiality agreement is signed, those in charge of the product group or project should establish mechanisms and procedures to ensure that:

•	Confidentiality is maintained and limited to those in the group who have a need to know,
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All recipients of the information are aware of its confidentiality and treat it accordingly, and no inadvertent leaks or slip-ups occur. The Firm generally is responsible for slip-ups by employees, and any slip-ups should be reported to the product attorney and the Chief Compliance Officer.

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Standstill Provisions

A standstill is any provision in a confidentiality agreement that restricts the Firm from buying or selling the securities of a company for a specified time period. This type of provision should be strongly resisted and may not be agreed to without express approval from an attorney in the Legal Department.

In the rare instances when a product group is willing to become contractually restricted in exchange for receiving the confidential information, the provision must be very narrowly drafted to only pick up purchases or sales by members of the specific product group. Carefully examining the defined terms used to describe the parties and definitions of related parties or affiliates is critical to ensuring that these restrictions narrowly apply.

In the event a standstill provision is agreed upon (after receiving approval from the product attorney), the product attorney will establish the appropriate Ethical Wall and determine whether to place the issuer of the securities or bank debt on the Restricted Securities List in accordance with the Firm’s standard Ethical Wall procedures outlined in the Code of Ethics.

TCW Affiliates

Typically, a confidentiality agreement should not bind the Firm generally and/or its Affiliates but rather only the accounts or funds managed by the product group that desire to obtain the confidential information. The defined terms used to describe the parties and the signature block on the confidentiality agreement should reflect this consistently. Any provision that binds the Firm generally or the Firm and its Affiliates may not be entered into without the express approval from an attorney in the Legal Department.
Entering into any confidentiality agreement that purports to bind The Carlyle Group (“Carlyle”) or any of its affiliates (other than TCW) is prohibited. Typically Carlyle should be excluded from any “standstill” or “lock-up” provisions contained in non-disclosure agreements, underwriting agreements, shareholder agreements or similar types of arrangements. If at any time it is realized that an agreement binds Carlyle and prior approval had not been obtained, contact the Legal Department immediately and they will inform their counterparts at Carlyle and determine the appropriate

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steps to be taken, such as placing the issuer on a Restricted Securities List or otherwise monitoring activity.”

Non-Solicitation or Non-Hire of Employees

Any provisions that restrict the Firm’s or a product group’s ability to solicit or hire certain individuals should be strongly resisted and may not be agreed to without the express approval from an attorney in the Legal Department. The Firm’s hiring is done on a decentralized basis, and the Firm cannot track these kinds of commitments arising from various product groups unless the Human Resources Department is involved. If the disclosing party insists on either non-solicitation or non-hire of employees as part of the agreement, negotiate to ensure that the restrictions:

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are limited to non-solicitation, rather than non-hire, if possible, can only be applied narrowly to the product group involved in the transaction, are limited in time, and include a carve-out for general recruitment (including search firms), circumstances where the employee makes contact by his or her own initiative, and is limited only to those employees with whom the product group has had direct personal contact. The product group is responsible for managing the restriction in its hiring. Notify the Human Resources Department via e-mail of the non-solicitation or non-hire provision, including what product area is bound by the provision and the length of time of the non-solicitation or non-hire.

Non-Compete Provision

A non-compete provision restricts the product group’s ability to compete or to make investments in entities that compete with the proposed investee company. These provisions should be strongly resisted and may not be agreed to without the express approval from an attorney in the Legal Department.

Indemnification

Do not agree to clauses that require the Firm or the product group to indemnify the other party to the contract. If it cannot be avoided, consult with the product attorney prior to agreeing to an indemnification provision.

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Non-Circumvention Provision

A non-circumvention provision is used by a counterparty or broker to limit a product group’s or the Firm’s use of information, contacts or business ideas without the involvement of the counterparty or broker. These provisions should be resisted or narrowly limited and may not be agreed to without the express approval of the Legal Department.

Other Provisions

Investment Committees

Some confidentiality agreements attempt to restrict who can be a recipient of the information. For those groups that have investment committees with non-Firm employees, the language regarding who can be a recipient must be broad enough to cover the members of the committee. This usually can be accomplished by including investment committee members within the definition of “Representative.”

Disclosure to Representatives

Some confidentiality agreements attempt to impose a requirement that any recipient of confidential information needs to execute a confidentiality agreement. This type of provision should be strongly resisted because it creates an administrative burden. Instead, provide that the Firm will be responsible for compliance by anyone who the Firm supplies such confidential information.

Termination

The confidentiality agreement always should terminate on a certain date. If the company is an EDGAR-reporting or publicly traded company, the company will remain on the Firm’s Restricted Securities List for the duration of the term. Keeping the term as short as possible is important.

Destruction of Documents

Some confidentiality agreements have affirmative obligations to destroy documents by certain dates. It is preferable to be required to destroy documents only if requested in writing by the provider of the information. Any affirmative obligation that

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arises without notice to the product group must be monitored and calendared by the product group. In addition, the Firm must be allowed to retain documents for legal and regulatory purposes and as part of its normal computer archiving system; the Firm cannot agree to destroy every copy (electronic and hard copy) in every location.

Opinions

Try to avoid any requirement to provide the other party with a written opinion of counsel. Instead, request a standard of “advice of counsel.”

Expenses

Avoid provisions that require the product group to pay expenses in the event of a breach of the agreement.

Exclusivity

Try to obtain assurances in the confidentiality agreement that exclusive dealings with the counterparty to the confidentiality agreement are not required and that if approached by another banker or broker about the same issuer, freedom is allowed to explore an alternative transaction.

Use of Confidential Information

Try to avoid language that limits the use of the confidential information to a specific purpose. Knowing early on where the transaction might progress sometimes is difficult, and flexibility is important. Obtaining an affirmation that the confidentiality agreement is not intended to restrict trading in the issuer’s securities is preferable, provided the agreement complies with securities laws.

Governing Law; Jurisdiction

The governing law generally should be New York or California. Before entering into a confidentiality agreement governed by a foreign jurisdiction, outside counsel familiar with the laws of the foreign jurisdiction should be consulted regarding that jurisdiction’s laws. Generally the Firm should not submit to exclusive jurisdiction in foreign countries and only after consultation with counsel.

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Executed Confidentiality Agreements

All signed confidentiality agreements should be sent to the Legal Department for processing an Ethical Wall memorandum and/or placing the issuer on the Restricted Securities List, as applicable. If the non-public information is received in advance of the confidentiality agreement, notify the product attorney so that the attorney can take the appropriate steps to comply with the Firm’s Ethical Wall procedures. The Legal Department will maintain a copy of the confidentiality agreements.

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Activities Relating To Portfolio Companies

Equity Investments in Banks or Bank Holding Companies

Strategies that make equity investments in banks or bank holding companies (collectively, “banking organizations”) are subject to certain regulatory restrictions under the Change in Bank Control Act and the Statement of Policy issued by the Federal Reserve (the “Regulations”).1 These restrictions generally apply to entities that own 10% or more of any class of voting securities of a banking organization. Large minority investors in banking organizations typically have avoided acquiring a controlling influence over the banking organization under the Regulations by adhering to certain passivity commitments and by avoiding certain control-enhancing mechanisms.

Investment Compliance shall monitor investments in banking organizations to ensure compliance with the Regulations. In each instance where ownership of any class of voting securities of a banking organization approaches 10%, Investment Compliance will notify the product attorney, who shall verify compliance with the Regulations.

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ERISA Considerations in Portfolio Management

For any ERISA Account, additional restrictions will be reflected in the portfolio compliance monitoring system. The relevant attorney in the Legal Department may also advise on ERISA-mandated restrictions.

Some or all of the following restrictions may apply to ERISA accounts:

•	prohibition against investing in “employer securities” (securities issued by employers sponsoring a plan and their affiliates);
•	prohibition against trading with certain broker/dealers or other counterparties identified as restricted parties;
•	prohibition against making any investment decision, including proxy voting, for “socially directed” or any other reasons other than the investment return of the ERISA Account;
•	indicia of ownership of plan assets to be maintained in the U.S.;
•	a number of additional restrictions on Affiliated Party Transactions (see Transactions with Affiliates in Trading and Brokerage Policy); and
•	special rules relating to investing a plan asset account in TCW Funds or other mutual funds advised by TCW, including the avoidance of double charging fee.

Proxy voting rights are an asset of an ERISA plan and voting proxies falls within the scope of TCW’s duties as an investment manager, unless the ERISA plan’s fiduciary appointing TCW has reserved this right to itself or to another fiduciary. When voting proxies on behalf of an ERISA Account, TCW must vote only in the best economic interest of the ERISA Account. ERISA also imposes monitoring and record retention requirements with respect to proxy voting. Portfolio managers must comply with the Proxy Voting section and Proxy Voting Guidelines and Procedures Appendix of this Portfolio Management Policy.

For certain commingled funds, a determination may be made to avoid being subject to ERISA’s restrictions by qualifying the fund as a “venture capital operating company” (or VCOC) under ERISA. If that is the case, the portfolio managers will receive guidance from the product attorney in the Legal Department and, as appropriate, outside counsel, regarding how to qualify the fund as a VCOC, which must be done from the fund’s first long-term investment, and

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how to maintain that qualification on an ongoing basis. In general, VCOC qualification will involve obtaining contractual management rights for some of the fund’s investments and exercising those rights.

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Conflicts Of Interest

Overview

If a portfolio manager identifies a potential conflict, the portfolio manager should contact the product attorney in the Legal Department, General Counsel, or Chief Compliance Officer. Remember that ERISA Accounts operate under a higher standard of care – please contact the product attorney for any ERISA-related issues (particularly relating to transactions with affiliated parties). Distressed investment strategies may also present unique conflict of interest issues, and a discussion of these potential conflicts is found in Appendix A.

What Is A Conflict Of Interest?

A conflict of interest occurs when the Firm’s interests could compete or conflict with the client’s interests. Conflicts of interest that may arise in the portfolio management process include, among others:

•	transactions with Affiliates (see the Trading and Brokerage Policy);
•	allocating trades and Cross Trades (see the Trading and Brokerage Policy);
•	employee trading in securities that also are held in client accounts (see Code of Ethics);
•	incentive or transaction fee arrangements;
•	different Accounts investing in different classes of a company’s capital structure and at different times (see Appendix A and the Trading and Brokerage Policy);
•	counter-directional trades, where one Account is selling a security that another Account is buying;
•	selling a security short and buying long in another Account;
•	take-out transaction by an Account of another; and
•	an Account investing in a Firm-managed commingled investment vehicle (“pyramiding”).

How Are Conflicts Of Interest Managed?

Conflicts of interest are managed by the Firm in several ways, including, but not limited to:

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•	written policies and procedures;
•	the Approving Officer approval process required to be followed before an employee may become a director or a committee member of an outside company (See Code of Ethics, “Outside Business Activities”);
•	maintenance of the Conflict of Interest (COI) matrices;
•	training;
•	the Enterprise Risk Management Committee;
•	the use of information barriers (e.g., Ethical Wall/Informational Barrier) to avoid insider trading and market manipulation risks (See Code of Ethics); and
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review by the Legal and/or Compliance Departments of disclosures given to ERISA and other clients regarding potential conflicts, and written procedures in the code of ethics (including personal investment transactions, political activities/contributions, gifts and entertainment and confidentiality).

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Valuation Procedures

Overview

Valuation methods may include, among others, market quotations from established markets, independent pricing services, third party dealer quotes or portfolio manager valuations.

Pricing Committee

The Firm has a Pricing Committee that is responsible for:

•	establishing valuation policies and procedures, including for price overrides,
•	periodically reviewing pricing reports and providing general oversight of the valuation process, and
•	establishing review parameters for internally priced marketable securities.

The Board of Directors of the TCW Mutual Funds, the Board of Trustees of the MetWest Mutual Funds and TCW Alternative Funds have designated the Pricing Committee to make all necessary determinations of the fair valuation of securities.

The Pricing Committee authorizes certain employees to review and approve price overrides and perform such other actions authorized by the Pricing Committee (each authorized employee, a “Pricing Officer”). The Pricing Committee generally meets quarterly and on an as-needed basis.

The portfolio management group provides information concerning pricing matters to the Pricing Committee and/or a Pricing Officer, whose role is to evaluate the reasonableness of courses of action. Pricing Officer actions are recorded in the designated repository.

The Firm will report to the Board of Directors of the TCW Mutual Funds, the Board of Trustees of the MetWest Mutual Funds and TCW Alternative Funds not less frequently than quarterly any security that has been fair value priced.

Procedures

These valuation procedures apply unless the Firm is required to value investments based on a contract or enunciated procedure that

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otherwise specifies how to value those investments. Valuation in connection with audited financial statements of an Account or fund is determined in accordance with US GAAP or other method as required and/or specified in the account or fund documents. Specific accounting standards apply to valuation in connection with GAAP-audited financial statements, such as the Accounting Standards Codification Topic 820 (Fair Value Measurements and Disclosures).

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•	For Market Traded Securities, values are generally determined as follows:

	If Recognized Market Price Readily Available	Other Situations
Accounts other than Mutual Funds
At the current price on the Recognized Market, provided, however, securities listed on the NASDAQ Stock Market, Inc., will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. For listed options, mid-price will be used as the primary source for valuation. Mid-price is the average of closing bid and ask prices. In absence of a mid-price (lack of one side of the spread), the last traded price will be used. If an option did not trade, then either bid or ask will be used. For listed futures contracts, they are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. All other derivatives that are traded over-the-counter are valued using prices obtained from independent pricing services or broker quotes.

If a Recognized Market price is not readily available or market illiquidity exists, based on prices obtained from independent pricing services or third party broker quotes.
Securities and assets for which market quotations are not readily available, market illiquidity exists or which cannot be accurately valued by the Account’s administrator within the above referenced pricing procedures must be valued at fair value that is approved in good faith by the Pricing Officer.

Mutual Funds
At the current price on the Recognized Market, provided, however, securities listed on the NASDAQ Stock Market, Inc., will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. For listed options, mid-price will be used as the primary source

Other securities that are traded on over-the-counter markets will be valued at current mid-price using an independent pricing service or as quoted by a leading dealer making a market in the security being

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for valuation. Mid-price is the average of closing bid and ask prices. In absence of a mid-price (lack of one side of the spread), the last traded price will be used. If an option did not trade, then either bid or ask will be used. For listed futures contracts, they are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. All other derivatives that are traded over-the-counter are valued using prices obtained from independent pricing services or broker quotes.
valued.

Securities and assets for which market quotations are not readily available, market illiquidity exists or which cannot be accurately valued by the Mutual Fund’s administrator within the above referenced pricing procedures must be valued at fair value that is approved in good faith by the Pricing Officer.

•	For Alternative Strategies, the Firm values investments according to the Valuation Process for Certain Alternative Strategies Appendix B of this policy.
•	A CDO’s investments normally are not valued to reflect market price, but are carried at values according to governing documents.

Fair Valuation

If a Material Issuer Event or Material Market Event exists that is not reflected in the market pricing otherwise determined, or the portfolio manager believes the value obtained from pricing services and broker quotes is unreliable, Market Traded Securities are valued based on a fair valuation approved by a Pricing Officer.

The portfolio manager for the strategy will promptly provide a Pricing Officer with information necessary to make a proper determination of the fair value of investments or the procedure for making that determination. Based on this information, a Pricing Officer may consider such factors the Pricing Officer deems appropriate to determine fair value.

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Record Retention

Records of valuations and backup for those valuations are maintained according to the following:

Type of Account	Retention Requirement
Marketable Securities strategies:
▪      When valuations are provided to the appropriate back office provider by a third-party pricing service (e.g., pricing service feed), evidence of the source of the valuations is maintained with the accounting records for the Account; and
▪      Each portfolio management group that provides valuations to the Firm’s applicable back office provides written evidence of the source of the valuations (e.g., actual broker quotes or third-party pricing service valuations). If not a fair valued or overridden price, the applicable back office is responsible for maintaining records of that evidence. If a fair valued or overridden price, the portfolio management group is responsible for maintaining evidence of source of valuations.

Mutual Funds
•      The original pricing sources are obtained by the respective administrator of the TCW Mutual Funds, the MetWest Mutual Funds and TCW Alternative Funds and are responsible for maintaining records of the evidence of the price received, except if the price of a security is fair valued or overridden, in which case the Advisor is responsible for maintaining evidence of source of valuations.

Alternative Strategies
•      For Market Traded Securities, the applicable portfolio management group provides the applicable back office provider with written evidence of the basis of the valuations. The applicable back office provider is responsible for maintaining records of that evidence, except if the price of a security is fair valued or overridden, in which case the portfolio management group is responsible for providing or maintaining written evidence of the basis of valuations.

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If not Market Traded Securities, the applicable portfolio management group retains written evidence of the basis of the valuations

•
The evidence of the basis of valuations is maintained for the period of time required in the Corporate and Operational Policies with respect to records necessary to backup the calculation of performance information.

23

Distribution of Research

Overview

The following procedures restrict the distribution of Research by the Firm, whether internally generated by the Firm (“Internal Research”) or received from outside sources (“Outside Research”). “Research”, for these purposes, may be defined as any written communication (including an electronic communication) that includes an analysis of a security or an issuer and provides information reasonably sufficient upon which to base an investment decision. Research does not include material that only contains broad economic or market analyses (including of market sectors) however, you must comply with any legends or statements in that material limiting use or distribution.

External Distribution

External Research	The Firm does not permit the distribution of External Research to clients or third parties.
Internal Research – Distribution to third parties
“Sample” research reports may be provided to third parties, provided that such reports are intentionally stale and not representative of current holdings or securities. Reports will be considered “stale” if (i) written three months prior to distribution or (ii) a senior portfolio manager confirms that either (A) the reports do not relate to a current holding or (B) there are no more planned client portfolio activities based on the research. They must also contain a disclaimer, available from Marketing Compliance, which explains that the research is not intended to disclose any current holdings or contemplated transactions.
Current research cannot be distributed without submitting the research to the Communications Department, which will then be reviewed and approved by Marketing Compliance.

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Internal Research – Distribution to clients
Research and analysis regarding any client’s existing portfolio, that contains no recommendations regarding any transactions in any securities and also contains a disclaimer that can be obtained from Marketing Compliance, may be provided to that client. Note that this policy only applies to the product or strategy in which the client is currently invested, and not to any other products or strategies.

Any questions must be referred to the General Counsel. Anyone providing approval should maintain readily accessible records of the approval.

Internal Distribution

All of the Firm’s research, including internally generated research, is proprietary and intended only for the Firm’s own investment management business. Access to the Firm’s central research database is limited to approved individuals, and research reports posted there are required to have a disclaimer disclosing, among other things, the contingent nature of the search report and its limited use. The Director of Equity Research, with the advice of the General Counsel, is responsible for approving individuals allowed to access Internal Research and maintains a list of the individuals approved for access to the central research database.

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Proxy Voting

Portfolio managers must comply with the proxy voting requirements set forth in the client’s advisory or sub-advisory agreement, the commingled investment vehicle’s offering documents, or other governing documents. The proxy voting guidelines are attached in Appendix C.

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Corporate Actions

The Firm’s policy is intended to respond to corporate actions in a manner which, in the Firm’s view, best serves the interests of its clients in their capacity as shareholders of a company.

TCW’s Back Office, or other applicable group, receives announcements related to the securities in the Firm’s portfolios and sends the information to the TCW product group. The product group evaluates the corporate action announcements and makes any necessary decisions regarding the corporate action to serve the long-term financial interests of the clients. With respect to voluntary corporate actions (e.g., tender offers, rights offerings, dividends elections, conversions, purchase offers, and exchange offers), the Firm has the option to participate, decline to participate or take no action. With respect to mandatory corporate actions (e.g., stock dividends, spin-offs, mergers, name changes, redemptions or calls by an issuer of a security), the Firm is not required to give any instructions.

At least weekly, TCW’s Back Office, or other applicable group, provides a report of each outstanding open corporate action requiring a response from the Firm.

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New Product Procedures

Before launching a new product, or making any significant change to an existing product, the product group must notify the Chief Operating Officer and/or the General Counsel. These officers will seek input from the applicable investment professionals and from operations, compliance, risk, marketing, communications, and other groups within the Firm as appropriate to consider and resolve any issues associated with the proposed new product. The Product Development Working Group will be convened as necessary to support the development and launch of the new product.

Level 1 New Products: If the new product is a follow-on to an existing product without significant changes, the New Product Working Group will review and consider the proposed product and work with applicable groups within the firm to support the launch of the new product, but no formal approval is required.

Level 2 New Products: If the new product is a follow-on to an existing product with significant changes, then in addition to the review required for Level 1 New Products, the unanimous approval of the COO, GC, head of investment technology, head of the applicable marketing group, and head of the product group is required.

Level 3 New Products: If the new product is a completely new product, then the review and approval required for Level 2 New Products is required, and in addition the approval of the CEO is required.

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Formation of New Entities

From time to time a need arises to set up a new entity in connection with forming a commingled investment vehicle or in connection with a particular investment. Creation of new entities entails both initial structuring issues as well as ongoing administrative burdens, including compliance, entity governance procedures, state and regulatory filings, tax compliance, entity-level accounting and consolidation issues.

Therefore, prior to creating a new entity (whether instigated by outside counsel or the product group), contact the product attorney in the Legal Department to obtain guidance on the entity formation and administration process.

Once a new entity is formed, the product group should make sure that the Legal Department, Tax Director, CFR, and Corporate Finance all have copies of the formation documents.

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Custody

General Rule

Safeguarding client assets is of the utmost importance to the Firm and its clients. When the Firm has custody or possession of clients’ securities or funds, it will protect and safeguard the clients’ assets.

What Is Custody?

The Firm generally has custody when it:
•	has possession of client funds or securities, or
•	has the right to direct the client’s securities or funds in any manner.

Registered Advisors - Special Requirements

Each TCW Advisor is subject to a special rule governing custody of client securities and funds that creates special situations in which the TCW Advisors are considered to have custody of the client funds and securities.

Circumstance	Custody
The TCW Adviser has possession of client funds and securities	Yes
The TCW Adviser or an Affiliate is the custodian of an account or fund managed by the adviser.	Yes
The TCW Adviser can withdraw client funds or securities directly from the client’s account	Yes
The TCW Adviser or an Affiliate is the general partner of a limited partnership, the trustee of a trust, or the managing member of a limited liability company managed by the adviser	Yes
The TCW Adviser has possession of checks drawn by clients but made payable to third-parties	No
The TCW Adviser inadvertently has possession of client funds or securities, and returns them to the sender (not the client or the client’s custodian) within 3 business days of receiving them	No
The TCW Adviser by possession of client property other	No

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than funds or securities
The TCW Adviser only has authority to direct the custodian to make payment versus delivery of securities or cash from the client account	No
The Account is a TCW Mutual Fund or other RIC.	No

The determination of whether the Firm has custody of client funds or securities and what legal requirements apply is complex and should be referred to the Legal Department.

CUSTODIAN REQUIRED

In addition, a TCW Advisor is prohibited from having actual physical possession of client funds or securities, with limited exceptions.

•	the client’s funds and securities for all accounts and funds must be maintained with a Qualified Custodian,
•	the TCW Adviser has special notification duties if it opens an account with a custodian on behalf of the client, and
•
If the TCW Adviser has custody under the SEC rule, it must have a reasonable basis to believe that the client is receiving at least a quarterly a statement specifying all transactions during the period in the Account, and the amount of funds and each security in the Account at the end of the period.

SPECIAL AUDIT (“SURPRISE AUDIT”)

An independent public accountant meeting certain standards must verify the funds and securities by a “surprise audit” each year in compliance with the Advisers Act rules for each Account for which the TCW Adviser has custody, unless one the following exceptions apply:

•
the Account is a managed commingled fund, and it has audited GAAP financial statements prepared by qualified accountants that are distributed to all limited partners, members and beneficial owners within 120 days of the end of the fund fiscal year, and promptly following liquidation , or

•	The TCW Adviser has custody solely because it has the authority to make withdrawals from the Account to pay the advisory fee, or

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•	The TCW Adviser has custody solely because a related person is the custodian, if the TCW Adviser determines and documents that the related person is “operationally independent”.

For each Account for which a related person is the custodian, the TCW Adviser must obtain annually a written internal control report prepared by an independent public accountant meeting the requirements of the SEC’s rule.

Account Opening and Annual Review Procedures

During the account opening process for a new Account, the attorney in the Legal Department responsible for a new account or fund will:

•	determine if the TCW Advisor has custody and notify the attorney in the Legal Department assigned to prepare the surprise audit list of any such Accounts, and
•	if the TCW Advisor opens a custodial Account, ensure that the required client notification is given as part of the contract process.

On an annual basis, the attorney in the Legal Department assigned responsibility for developing the surprise audit list will:

•	identify the Accounts subject to surprise audit and provide that information to Corporate Finance and CFR,
•	follow-up with the independent public accountants conducting surprise audits for verification that they have made required filings with the SEC and for copies of those filings,
•
confirm, with assistance from CFR, Investment Operations, Corporate Finance Department and portfolio managers, as necessary, that the Firm Advisors verify that the qualified custodians are meeting the custody statement requirements for Accounts for which the TCW Advisors have custody.

•	Obtain any required written internal control report for related party custodians, and
•	Prepare annually any required memorandum documenting that a related party custodian is operationally independent.

Firm Handling of Physical Securities

There may be rare instances in which the Firm may need to receive the physical securities on behalf of a client, generally in

32

connection with alternative investments. A product group that expects that it may need to receive such securities should contact their assigned product attorney for review prior to receiving the securities. In most instances, securities can be delivered by clients and third parties, such as law firms handling closings, directly to the client custodian without the Firm first receiving the securities.

33

Class Actions

From time to time, Firm clients and former clients own or have owned securities that are the subject of class action lawsuits. Generally, holders of securities within a given class period are entitled to participate in the recovery or settlement in a class action lawsuit by filing a Proof of Claim. All class members normally are bound by a court-approved settlement or judgment in a class action unless they have filed a timely Opt Out notice with the court or claims administrator.

The Firm views filing of Proofs of Claim in class actions as a corporate action that normally is to be performed by the custodian for the client or fund. In addition, the decision to file an Opt Out notice is an individual decision to be made by the client or fund.

Normally, custodians will receive notices of rights to participate in, or opt out of class action settlements. The Firm sometimes receives such notices and has adopted procedures to assist its clients and funds in the performance of class action processing functions. The Firm’s actions and responsibilities with respect to class action matters will depend on the role of the Firm with respect to the client or fund.

Desktop procedures concerning the class action process can be obtained from the Class Action Contacts.

Investment Advisory Accounts and Wrap

Third Party Custodians

For Investment Advisory Accounts, the Firm:

•	does not have responsibility for filing notices regarding Opt Out rights and Proofs of Claim on behalf of the Investment Advisory Account, and
•
does, however, notify the Investment Advisory Account’s third party custodian, and the Client, as necessary, of any Opt Out Notice or Proof of Claim received by the Firm from the claims administrator or the court that is addressed to the Investment Advisory Account at the Firm’s address.

TCW/BNY Mellon Custodial Accounts

34

For TCW/BNY Mellon Custodial Accounts:

•	The Firm will distribute to its clients and funds notices regarding Opt Out rights relating to those clients and funds to the extent TCW receives written notice of such rights.
•
BNY Mellon will file Proofs of Claim for the TCW/BNY Mellon Custodial Accounts except when the account holder notifies the Firm that it intends to opt out (or has already opted out) of the class. The Firm has given BNY Mellon a standing instruction to file Proofs of Claim on behalf of TCW/BNY Mellon Custodial Accounts except where the account holder notifies the Firm of the exercise of its Opt Out right.

Commingled Funds & TCW Mutual Funds

For Commingled Funds & TCW Mutual Funds, if the Firm receives written notice of the right to participate in or opt out of, a class action, the Firm’s Class Action Contacts will:

•	notify the product group of the class action timing and filing requirements for a Proof of Claim to make the determination whether to exercise Opt Out rights relating to those Funds.
•
the class action contact for the applicable Funds will coordinate with the product group’s analysts and/or custodian to ensure that the Proofs of Claim for the Funds are filed unless the Fund has elected to opt out of the class.

35

Reporting Of Holdings

Quarterly Holdings Report On Form 13F

As required by regulation, the Firm reports holdings of securities for which it or one or its direct or indirect subsidiaries has voting and/or investment discretion. The Firm or one of its Affiliates, as applicable, will file with the SEC a quarterly report2 within 45 days of the end of each calendar quarter, provided the Firm has investment discretion over securities with an aggregate fair market value of at least $100 million. The report requires the Firm to specify all Section 13F Securities for which the Firm exercises voting authority and/or investment discretion.

5% Holdings Report Under Schedules 13G And 13D

As required by regulation, the Firm or one of its Affiliates, as applicable, will file a report with the SEC when it directly or indirectly acquires beneficial ownership of more than 5% of any voting equity security:

•
of a class that is registered under Section 12 of the Exchange Act, of an insurance company that would have been required to be registered absent the exemption, issued by closed-end registered investment company, or issued by a Native Corporation pursuant to Section 37(d) (6) of the Alaska Native Claims Settlement Act.

The regulations contain a number of specific rules on the timing of filing reports and amendments thereto. For purposes of filing reports under Section 13, the Firm aggregates the holdings of securities by all of its advisory Affiliates. In most cases, the Firm is eligible to file its Section 13 Reports using Schedule 13G because the Firm is a registered investment adviser, and the Firm does not have the purpose or effect of changing or influencing control of the issuer. If a portfolio group within the Firm manages or has the right to vote 5% or more of the voting securities of an issuer and has the purpose or intent of changing or influencing control over an issuer, such portfolio group should contact their product attorney immediately to determine whether a more extensive Section 13D Report should be filed. Generally, when the Firm collectively manages 20% or more of the voting equity securities of an issuer, the Firm will examine whether the Firm

36

continues to be a passive investor and does not have the purpose or intent of changing or influencing control over the issuer.

Section 13H Filings (Large Trader Reporting)

As required by regulation, the Firm has acquired a large trader identification number under Rule 13h-1 of the Exchange Act. As a large trader, the Firm must submit an annual filing within 45 days after the end of each full calendar year, reporting the Firm’s list of broker-dealers. Additionally, the Firm must file an amended filing promptly following the end of each calendar quarter in which any of the previously reported information becomes stale.

Section 16 Filings

Each of the following must file with the SEC statements of transactions in Reportable Securities: direct or indirect beneficial owner of more than 10% of any class of Reportable Security, director of an issuer of Reportable Securities, and executive officers of an issuer of Reportable Securities.

For filings relating to the Firm’s investment activities, the Firm generally relies on an exemption from the filing requirements for certain institutions, including registered investment advisers, provided that the shares are not acquired with the purpose or effect of changing or influencing control.3 This exemption eliminates most of the Section 16 filings that would otherwise be required to be filed by the Firm. A few cases exist where the Firm’s portfolio managers have notified the Legal Department of an intent or desire to exercise control over an issuer and, in those few cases, the Legal Department coordinates with outside counsel to prepare any required Section 16 reports.

See the Registered Investment Company Policies for information concerning the filing requirements of directors and officers of TSI. Employees of the Firm are responsible for any filings relating to their personal investing and/or director/officer positions held in a personal capacity.

Industry Holdings

Certain federal and state laws impose investment limits with respect to the acquisition and ownership of securities of certain regulated issuers. Acquiring a certain threshold amount of issuers in certain industries triggers a reporting and/or approval

37

process. The trigger thresholds vary by industry, and the calculation of holdings also varies (i.e., whether the Firm’s holdings are aggregated). Failure to comply with the filing and/or approval requirements could result in the inability to vote shares, limits on the sale of shares, disgorgement of profits from trading (if control of an issuer is sought), or more frequent and burdensome disclosure. If you have any questions regarding specific industry, state or federal limitations, please contact Investment Compliance.

Foreign Holdings

Most securities regulators in foreign jurisdictions impose notification requirements if an entity holds more than a certain threshold amount of an issuer’s securities (generally 5% but as low as 3%). Each countries’ requirements regarding calculation of holdings also varies (i.e., whether the Firm’s holdings are aggregated), and filing requirements vary greatly. Contact the product attorney in the Legal Department to discuss filing and/or approval requirements.

38

Record Retention

See the Corporate and Operational Policies for record retention rules.

39

Glossary

#

40 Act - Investment Company Act of 1940, as amended.

A

Account - A separate account and/or a commingled fund (e.g., limited partnership, trust, mutual fund, REIT, and CBO/CDO/ CLO).

Advisers Act - Investment Advisers Act of 1940, as amended.

Affiliate - Includes (i) any person directly or indirectly controlling, controlled by or under common control with the Firm,iv or (ii) in the case of TCW Mutual Funds, MetWest Funds or RICs, a 5% ownership interest in an entity by a TCW Mutual Fund or MetWest Fund.

Affiliated Party Transaction - A transaction between Affiliates.

B

BNY Mellon - The Bank of New York Mellon, the entity to which the Firm has outsourced client accounting and related operations for all Accounts other than the Firm’s proprietary mutual funds and wrap accounts.

C

CBO - Collateralized bond obligation.

CDO - Collateralized debt obligation. A security backed by a pool of bonds, loans, and other assets.

CEA - Commodity Exchange Act.

CFR - Client & Fund Reporting, the Firm department responsible for operational and accounting activities.

40

Class Action Contacts - Investment Operations for the Fixed Income Group. For all other strategies, the Designated Class Action Contact in CFR.

CLO - Collateralized loan obligation.

Compliance System - The third-party automated compliance system utilized by the Compliance Department and Investment Compliance.

Cross Trade - Any purchase or sale of securities by or from any Account to another Account.

Custody - When an advisor has direct or indirect access to client assets.

D

Director of Equity Research – Shall be the person designated as Director of Equity Research at TCW.

E

ERISA - Employee Retirement Income Security Act of 1974, as amended, that was created to protect the interests of participants in private pension, health, life and other employee benefit plans.

Ethical Wall or Informational Barrier - The conscientious use of a combination of trading restrictions and information barriers designed to confine material non-public information to a given individual, group or department.

Exchange Act - Securities Exchange Act of 1934, as amended.

F

Firm or TCW - The TCW Group of companies.

Foreign Official - Includes (i) government officials, (ii) political party leaders, (iii) candidates for office, (iv) employees of state-owned enterprises (such as state-owned banks or pension plans), and (v) relatives or agents of a Foreign Official if a payment is made to such relative or agent of a Foreign

41

Official with the knowledge or intent that it ultimately would benefit the Foreign Official.

H

Hedge Fund or TCW Hedge Fund - A fund or Account that has an opportunistic trading strategy, or an active trading strategy that is not a long-only strategy.

I

Investment Advisory Accounts - Separate account clients where the Firm’s role with respect to a client is investment adviser and where the client or fund has a third party custodian (e.g., separate accounts with their own custodian, wrap accounts, and mini-institutional accounts). For this purpose, sub-advised mutual funds or other sub-advised funds will be treated as a separate account.

Investment Compliance - The support group for certain trading areas that, among others, checks proposed trades and open trades against investment restrictions.

M

Market Traded Securities - Securities that are listed on a recognized exchange or traded on a recognized over-the-counter market.

Material Issuer Event - An event relating to a single issue in a market sector such as an announcement of a regulatory event or the security stops trading or if an issuer’s security price is stale.

Material Market Events - Includes natural disasters, armed conflicts, governmental actions, devaluation, sovereign debt default, or other macro developments affecting the securities markets.

MetWest – Metropolitan West Asset Management, LLC, a U.S. federally registered advisor and direct subsidiary of The TCW Group, Inc.

42

MetWest Mutual Funds – Metropolitan West Funds, each of its series, and any other proprietary, registered, open-end investment companies (mutual funds) advised by MetWest.

Most Favored Nation - A contractual commitment to a client not to enter into a more favorable arrangement in the future with another client without offering that arrangement to the existing client.

Mutual Fund Administrator - The outside administrator retained by each TCW Mutual Fund.

Mutual Funds - The TCW Mutual Funds and the MetWest Mutual Funds.

N

Negotiated transactions - Privately negotiated transactions that a portfolio manager negotiates or in which the portfolio manager agrees to participate.

O

OFAC - Office of Foreign Assets Control of the U.S. Department of the Treasury.

P

PAG - Portfolio Analytics Group.

Physical Securities - Securities other than those that are transacted through Depository Trust Company or the Federal Reserve Bank.

Plan assets - Assets that are, or are treated under ERISA as being, assets of an ERISA plan.

Portfolio Management Policy - This Portfolio Management Policy.

Pricing Officer - Certain employees authorized by the Pricing Committee to review and approve price overrides and such other actions authorized by the Pricing Committee.

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Q

Qualified Custodian - Includes (i) a banking institution organized under the laws of the U.S., (ii) a member bank of the Federal Reserve System, (iii) any other bank or trust company doing business under the laws of any state, a substantial portion of the business of which consists of receiving deposits or exercising fiduciary powers similar to national banks and which is supervised and examined by a state or federal authority having supervisory authority over banks and which is not operated to evade the provisions of the Advisers Act, (iv) a savings association that has deposits insured by the FDIC, (v) a registered broker-dealer, (vi) a futures commission merchant registered under the CEA (but only for client funds, security futures, and incidental securities), and (vii) a foreign financial institution that customarily holds financial assets for its customers, provided it keeps advisory client’s assets in a customer account segregated from its proprietary assets.

R

Recognized Market - A recognized exchange or a recognized over-the-counter market.

REIT - Real estate investment trust.

Reportable Security - Any class of any equity security (other than an exempted security) that is registered under Section 12 of the Exchange Act.

Restricted Securities List - A list of the securities for which the Firm is generally limited firm-wide from engaging in transactions.

RIC - A registered investment company, such as TCW Funds, Inc., TCW Strategic Income Fund, Inc. and Metropolitan West Funds.

S

SEC - Securities and Exchange Commission.

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Section 13F Securities - Equity securities of a class that are admitted to trading on a national securities exchange or quoted on the automated quotation system of a registered securities association.

T

TAMCO - TCW Asset Management Company LLC, a U.S. registered investment advisor and direct subsidiary of The TCW Group, Inc.

TCW Advisor - Includes TAMCO, TIMCO, MetWest and any other U.S. federally-registered advisors directly or indirectly controlled by The TCW Group, Inc.

TCW Alternative Funds or TAF – TCW Alternative Funds, including each of its series.

TCW/BNY Mellon Custodial Accounts - Separate account clients for which the Firm (through BNY Mellon or another Firm-selected custodian) acts as custodian.

TCW Funds - TCW Funds, Inc., each of its series, and any other proprietary, registered, open-end investment companies (mutual funds) advised by TIMCO.

TCW Mutual Funds - Collectively, the TCW Funds, MetWest Mutual Funds, TCW Alternative Funds and TSI and any other registered investment company advised by TIMCO, MetWest or any other affiliate, unless otherwise indicated.

TCW’s Back Office - Investment Operations for the Fixed Income Group and Equities; BNY Mellon for most Alternatives strategies.

TIMCO - TCW Investment Management Company LLC, a U.S. registered investment advisor and direct subsidiary of The TCW Group, Inc.

TSI - TCW Strategic Income Fund, Inc., a registered, closed-end investment company advised by TIMCO.

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Appendix A

Conflicts of Interest Policy concerning Distressed Strategies

Buying into Distressed Companies

A potential conflict arises when two or more Accounts make different types of investment (for example, debt and equity, or senior and subordinated debt) in an entity is either “distressed” or is expected to become distressed (a “Distressed Entity”), such that interests of the different Accounts may not necessarily be parallel. A member of the Legal and/or Compliance teams should be consulted for questions concerning potential conflicts of interests associated with distressed investing, particularly investments through a refinancing, restructuring, bridge loan, or other type of non-freely-trading investment.

Determining whether an entity is “distressed” is not always obvious, but some factors that may be indicative include:

•	significant rating agency downgrades (including cumulatively) or inclusion in rating agency “watch lists,”
•	designation of an issuer’s credit as being on a “watch list” by a portfolio group,
•	inability of an issuer to meet all of its payment obligations,
•	notice of default or potential default on credit agreements that are not cured within permitted time limits,
•	formation of creditors’ groups or committees,
•
any filing (voluntary or involuntary, by a creditor or the issuer) under federal, state or other laws relating to bankruptcy, reorganization restructuring, liquidation, receivership, insolvency, or similar laws. An entity also would generally be considered distressed before any filing if a likelihood existed of the above occurring,

•	an entity that is about to emerge from, or has recently emerged from, bankruptcy,
•
any proposal by an entity for a voluntary or out-of-court reorganization or restructuring of its capital structure resulting from financial pressures or inability to meet its obligations as they become due,

•	substantial judgments and/or fines are assessed against an issuer, which the issuer may be unable to pay, and

A1

•	significant reductions in market price of the issuer’s equity or debt.

This list is not exhaustive, and other factors may provide indications of distress.

It is difficult to quantify what is “distressed” given changes in market conditions. Portfolio Managers should consult with their product attorney if there is a question about whether a company is a Distressed Entity.

Buying the Same Class of Securities

One portfolio group managing securities in a Distressed Entity and another portfolio group also buying or selling the same class of securities generally should not create a conflict and, does not require any prior approval or consideration by a member of the Legal or Compliance departments, unless the security or issuer is listed on the Restricted Securities List. If after two different groups at the Firm make investments, an actual conflict arises between the two groups, the matter should be brought immediately to the attention of the General Counsel or CCO, or their respective designees.

Buying a Different Tranche in the Capital Structure

Purchases of different tranches of Distressed Entity securities by different groups or by the same group but for different Accounts at the Firm may present a potential conflict issue.

In the event a portfolio management group is managing an Account wishes to invest in a Distressed Entity in a non-trading transaction (i.e., refinancing, restructuring, bridge loan, etc.), and another Account managed by another portfolio management group has invested in a different class or tranche of securities of the same Distressed Entity, the Legal or Compliance Department should be consulted prior to making the non-trading investment, to make sure that the investment decision-making process being followed by each portfolio management group remains independent from one another. In addition, each portfolio management group should document their investment rationale as part of the decision-making process.

A2

ERISA Accounts

Conflicts may also arise when dealing with ERISA Accounts, and the Legal Department should be consulted prior to investment for any ERISA specific issues.

A3

Appendix B

Valuation Process for Certain Alternative Strategies

TCW/Direct Lending

For TCW/Direct Lending, the Firm values investments according to the Valuation Process found in the TCW/Direct Lending LLC Policies.

TCW Distressed

As a general matter, funds and accounts managed by the TCW Distressed Group are valued on a monthly basis, and/or whenever required. These funds and accounts value investments based on public market prices or quotes for securities for which such information is available.

The valuation process for investments whose market prices are not otherwise readily available is a multi-step process. First, the portfolio manager shall review and determine the value of such investments, taking into account intrinsic characteristics of the asset and market considerations.

An external, independent valuation firm will also value the investments and will provide a valuation range for each investment on a quarterly basis. Based on these inputs and subject to a review of the external, independent valuation firm’s range and related documentation, valuation of the investments are determined by the portfolio management team utilizing the midpoint of range provided.

All relevant factors should generally be considered in determining fair value including, without limitation, any of the following factors as may be deemed relevant: current financial position and current and historical operating results of the issuer; potential changes in outlook of the issuer and/or markets; sales prices of recent public or private transactions in the same or similar securities, including transactions on any securities exchange on which such securities are listed or in the over-the-counter market; general level of interest rates; recent trading volume of the security; restrictions on transfer including rights, if any, to require registration of securities by the issuer under the securities laws; any liquidation preference or other special feature or term of the security; significant recent events

B1

affecting the investment, including any pending private placement, public offering, merger, or acquisition; the price paid to acquire the asset; performance of the asset relative to expectations; the percentage of the issuer’s outstanding securities that is owned and all other factors affecting value.

B2

Appendix C

Proxy Voting Guidelines and Procedures

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”).

Where TCW has retained the services of a Sub-adviser to provide day-to-day portfolio management for the portfolio, the Adviser may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows the Adviser’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Sub-Adviser’s Proxy Voting Policies and Procedures”) are in the best interests of the Adviser’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW. Consistent with its fiduciary obligations, the Adviser will be responsible for periodically verifying the Sub-Adviser’s implementation of its proxy voting policy with respect to the TCW-managed portfolio.

The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted

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by TCW’s clients) and helps maintain TCW’s proxy voting records. In the event of a conflict between contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests. In the event that TCW inadvertently receives any proxy materials on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible for TCW to determine the identity of the client, TCW will promptly forward such materials to the client.
As a matter of firm policy, TCW does not disclose to unaffiliated third parties how it expects to vote on upcoming proxies and does not disclose the way it voted proxies without a legitimate need to know such information.

Philosophy

When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by TCW’s clients. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.

Proxy Voting Overrides

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to abstain on a vote or override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a

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quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, he/she will liaise with the portfolio manager as necessary to clarify the rationale. If the Proxy Specialist is unable to resolve the question to their satisfaction after liaising with the relevant portfolio manager, TCW’s Director of Research (the “Director of Research”) will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee for its independent consideration as to how the vote should be cast.

Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely according to the Guidelines and any applicable guidelines provided by TCW’s clients, as outlined below. If a potential conflict of interest arises and there is no predetermined vote, or the Guidelines (or any applicable TCW client guidelines) themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis:

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Where the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW based on the level of assets under management and other relevant facts and circumstances and will submit his/her analysis to the Proxy Committee for its approval. Where the relationship is deemed material, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

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Where an employee of TCW sits on the board of a public company, the Proxy Specialist will determine whether such board member is the portfolio manager for the account holding the security, or whether the board member has spoken with the portfolio managers for the account holding the security. If either the particular board member is the portfolio manager or there has been communication concerning such proxy vote

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between the portfolio manager and the particular board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities.

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When the issuer is a key vendor or broker of TCW, the Proxy Specialist will determine if the portfolio manager for the account(s) holding the security has spoken with the key vendor or broker about the upcoming proxy vote. If there has been communication concerning the proxy vote between the portfolio manager and the key vendor or broker, the relationship will be deemed material. The Proxy Specialist will provide the Proxy Committee with the relevant facts and the Proxy Committee will vote the proxy.

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Where the issuer is a known affiliate of TCW, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

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Where any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request to the Proxy Specialist, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.

TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a

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decision how to vote, or that memorialized the basis for the decision, including proxy overrides delivered to the Proxy Specialist and decisions of the Proxy Committee. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.

For proxies of non-U.S. companies, although it is typically both difficult and costly to vote proxies, TCW will make every reasonable effort to vote such proxies.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For director and management nominees in uncontested elections
•	For management nominees in contested elections
•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees
•	For routine management proposals
•	For amendments to the company’s certificate of incorporation or bylaws, except against if an amendment would have the effect of reducing shareholders’ rights

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Capital Structure

•	For reasonable changes in authorized common stock
•	For the issuance of common stock or preferred stock, except against if the shares have voting rights superior to those of other common or preferred shareholders, as applicable
•	For approving the issuance or exercise of stock warrants
•	For authorizing preferred stock and making reasonable changes to authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•	For amending or canceling a class or series of preferred stock
•	Against authorizing and for eliminating or amending dual or multiple classes of common stock
•	For a stock repurchase program
•	For a stock split
•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

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For mergers and restructurings, including recapitalization, bankruptcy restructurings, liquidations, reincorporating in a different state, leveraged buyout of the company, spinning off certain company operations or divisions, the sale of assets

•	Case-by-case on cumulative voting

Board of Directors

•	For limiting the liability of directors
•	For setting the board size
•	For allowing the directors to fill vacancies on the board without shareholder approval
•	Against giving the board the authority to set the size of the board as needed without shareholder approval
•	For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

Anti-Takeover Provisions

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•	Against the concept of a classified board
•	Against the concept of a shareholder rights plan (poison pill)
•	Against eliminating or limiting shareholders’ right to call a special meeting
•	For restoring shareholders’ right to call a special meeting
•	Against eliminating or limiting shareholders’ right to act by written consent
•	For restoring shareholders’ right to act by written consent
•	Against establishing or maintaining a supermajority vote provision to (i) approve a merger or other business combination, (ii) change certain bylaw or charter provisions
•	Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid
•	Against fair price provisions
•	For limiting the payment of greenmail
•	Against adopting advance notice requirements
•	Against opting into a state takeover statutory provision

Compensation

•	In favor of reasonable compensation and bonus plans proposed by management, including one-time stock options and deferred compensation plans
•	For adopting, amending or adding shares to a stock incentive, purchase or award plan for employees and non-employee directors, provided that outstanding common stock is not overly diluted
•	For limiting per-employee option awards
•	For extending the term of a stock incentive plan for employees
•	Refer on assuming stock incentive plans
•	With management on “say on pay” proposals

Shareholder Proposals

•	For requiring shareholder ratification of auditors
•	Against requiring the auditors to attend the annual meeting
•	Against limiting consulting by auditors

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•	Against requiring the rotation of auditors
•	Against restoring preemptive rights
•	For asking the company to study sales, spin-offs, or other strategic alternatives
•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots
•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations
•	Against eliminating the company’s discretion to vote unmarked proxy ballots.
•	For providing equal access to the proxy materials for shareholders
•	Against making changes to board or chairman election, composition or eligibility requirements
•	Against changing the annual meeting location or date
•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan
•	Against urging the creation of a shareholder committee
•	Case-by-case on adopting cumulative voting
•	Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect
•	For repealing a classified board
•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan
•	Against supermajority provisions
•	Against repealing fair price provisions
•	For restoring shareholders’ right to call a special meeting or act by written consent
•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made
•	For seeking to force the company to opt out of a state takeover statutory provision
•	Against reincorporating the company in another state
•	For limiting greenmail payments
•	Against restricting executive or director compensation, but for reasonable enhanced disclosure of executive compensation
•	For banning or calling for a shareholder vote on future golden parachutes

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•	Against seeking to award performance-based stock options
•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement
•	Against requesting that future executive compensation be determined without regard to any pension fund income
•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)
•	Against requiring option shares to be held
•	For the creation of a compensation and a nominating committee
•	For increasing the independence of key committees

Social Issue Proposals

•	For proposals that ask a company to review operations or impacts or disclosure activities or impacts, except against if the proposal calls for action beyond reporting
•	Against proposals that ask the company to implement changes in procedure, including the development of social, economic, environmental or ethical criteria to govern contracts and production

Additional Information

A description of TCW’s policies and procedures relating to proxy voting and class actions can also be found in the firm’s Part 2A of Form ADV. A copy of TCW’s Form ADV is available to clients upon request to the Proxy Specialist.

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Endnotes

i See 12 U.S.C. § 1841(a)(2), 12 C.F.R. § 225.31(d), and 12 C.F.R. 225.144

ii The quarterly report is filed on Form 13F.

iii Rule 16 a-1 of the Exchange Act.

iv “Control” includes power to exercise controlling influence over management, policies, or voting control.

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M O N D R I A N I N V E S T M E N T P A R T N E R S L I M I T E D

PROXY VOTING POLICIES AND PROCEDURES

March 2017

Introduction
Mondrian Investment Partners Limited (“Mondrian”) is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). Mondrian provides investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between Mondrian and its client or as a result of some other type of specific delegation by the client, Mondrian is often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask Mondrian to give voting advice on certain proxies without delegating full responsibility to Mondrian to vote proxies on behalf of the client. Mondrian has developed the following Proxy Voting Policies and Procedures (the “Procedures”) in order to ensure that it votes proxies or gives proxy voting advice that is in the best interests of its clients.

Proxy Voting Committee
To help make sure that Mondrian votes client proxies in accordance with the Procedures and in the best interests of clients, it has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the proxy voting process. The Committee consists of the following Mondrian personnel (i) two investment staff; (ii) Chief Operating Officer; and (iii) Chief Compliance Officer. The Committee will meet as necessary to help Mondrian fulfill its duties to vote proxies for clients.

Procedures for Determining the Proxy Voting Policy
One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the “proxy voting season” and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow Mondrian to vote proxies in a manner consistent with the goal of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by Mondrian. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, Mondrian will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

In order to facilitate the actual process of voting proxies, Mondrian has contracted with an independent company, Institutional Shareholder Services (“ISS”).

As part of the annual approval process, the Committee will review the ISS proxy voting guidelines (the “Guidelines”) details of which are published on their website (https://www.issgovernance.com/policy-gateway/2017-policy-information/).  If the Guidelines remain consistent with Mondrian’s expectations for good corporate governance in the companies it invests in, Mondrian will adopt the Guidelines as the basis for its own proxy voting policy.  Mondrian also reviews and assesses the services provided by ISS and will address any concerns as they arise.

Accordingly, Mondrian has fully adopted the Guidelines as Mondrian’s own proxy voting policy again in 2017.

Procedure for Voting Proxies
Both ISS and the client’s custodian monitor corporate events for Mondrian. Mondrian gives an authorization and letter of instruction to the client’s custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On a regular basis, Mondrian will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is aware of which proxies it will need to vote on behalf of Mondrian clients. If needed, the Committee has access to these records.

Mondrian’s investment analysts review all individual proxy voting motions.  They will take into consideration the relevant facts and circumstances, the ISS recommendation, the ISS research, and any conflicts of interest to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client.  As Mondrian has adopted the Guidelines, in the vast majority of cases Mondrian will follow the ISS recommendation.

However, there may be times when Mondrian believes that the best interests of the client will be better served if it votes a proxy counter to the ISS recommended vote on that proxy and, where that situation arises, the matter will be referred to the Committee.

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The Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or, if necessary, solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties (e.g. the Chief Investment Officer of the relevant product who, as long as there is no conflict of interest, will both know the company well and have aligned interests with their clients), the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with Mondrian’s Procedures and in the best interests of the client.

The only exception to this procedure is Mondrian’s systematic equity portfolios.  Proxy voting for these portfolios will always follow the ISS recommendation.

Mondrian will attempt to vote every proxy which they or their agents receive when a client has given it the authority and direction to vote such proxies. However, there are situations in which Mondrian may not be able to process a proxy. For example, Mondrian may not have sufficient time to process a vote because it or its agents received a proxy statement in an untimely manner.  Use of a third party service, such as ISS, and relationships with multiple custodians help avoid a situation where Mondrian is unable to vote a proxy.

Company Management Recommendations
When determining whether to invest in a particular company, one of the factors Mondrian may consider is the quality and depth of the company’s management. As a result, Mondrian believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, Mondrian’s votes are cast in accordance with the recommendations of the company’s management. However, Mondrian will normally vote against management’s position when it runs counter to the Guidelines, and Mondrian will also vote against management’s recommendation when such position is not in the best interests of Mondrian’s clients.

Conflicts of Interest
As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of Mondrian may not be influenced by outside sources who have interests which conflict with the interests of Mondrian’s clients when voting proxies for such clients. However, in order to ensure that Mondrian votes proxies in the best interests of the client, Mondrian has established various systems described below to properly deal with a material conflict of interest.

Most of the proxies which Mondrian receives on behalf of its clients are voted by ISS in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Committee approves the Procedures only after it has determined that the Procedures are designed to help Mondrian vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the Guidelines, it normally will not be necessary for Mondrian to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Mondrian from the proxy voting process.

In the limited instances where Mondrian is considering voting a proxy contrary to ISS recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Mondrian or affiliated persons of Mondrian. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in “Procedures for Voting Proxies” above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent analyst to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and any independent analyst to determine how to vote the issue in a manner which the Committee believes is consistent with Mondrian’s Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS original recommendation. Documentation of the reasons for voting contrary to ISS recommendation will generally be retained by Mondrian.

Availability of Proxy Voting Information and Recordkeeping
Clients of Mondrian will be directed to their client service representative to obtain information from Mondrian on how their securities were voted. At the beginning of a new relationship with a client,       Mondrian will provide clients with a concise summary of Mondrian’s proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part 2A of Mondrian’s Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

Mondrian will also retain extensive records regarding proxy voting on behalf of clients. Mondrian will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS or electronic filings from the SEC’s EDGAR filing system); (iii) records of votes cast on behalf of Mondrian’s clients (via ISS); (iv) records of a client’s written request for information on how Mondrian voted proxies for the client, and any Mondrian written response to an oral or written client request for information on how Mondrian voted proxies for the client; and (v) any documents prepared by Mondrian that were material to making a decision how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of Mondrian.

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Proxy Voting Guidelines
The Guidelines summarize Mondrian’s positions on various issues and give a general indication as to how it will vote shares on each issue. The Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client’s investments. Although Mondrian will usually vote proxies in accordance with these Guidelines, it reserves the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, it determines that a client’s best interests would be served by such a vote. Moreover, the Guidelines may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, Mondrian will vote on such issues in a manner that is consistent with the spirit of the Guidelines and that promotes the best interests of the client.  In situations where there is an option of confidentiality offered in relation to a specified voting item, Mondrian will take that offer.

Global Voting Principles

ISS have provided the following overview of their global voting principles:

ISS' voting recommendations on management and shareholder proposals at publicly traded companies are intended to assist institutional investors in meeting their fiduciary requirements with respect to voting by promoting long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices. These practices should respect shareholder rights and provide appropriate transparency, taking into account relevant laws, customs, and best practice codes of each market and region, as well as the right and responsibility of shareholders to make informed voting decisions. The following tenets comprise the core principles that apply globally within this framework.

Accountability

Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors.

Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications.

Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses.  In addition, shareholders' voting rights should be proportional to their economic interest in the company; each share should have one vote. In general, a simple majority vote should be required to change a company's governance provisions or to approve transactions.

Stewardship

A company's governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company’s long-term value creation. Issuers and investors should recognize constructive engagement as both a right and responsibility.

Independence

Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management's performance and remuneration, for the benefit of all shareholders. Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.

Transparency

Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions, and effectively engage with companies on substantive matters that impact shareholders' long-term interests in the company.

ISS produce detailed descriptions of their guidance in individual countries and regions.  Rather than restating this guidance in the Procedures, Mondrian feels that it is more efficient to provide clients with direct access to the detailed underlying policies on the ISS website and these can be found at: https://www.issgovernance.com/policy-gateway/2017-policy-information/

In addition to the items addressed in the Guidelines, Mondrian operates the following policies:

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Shareblocking
In a number of countries in which Mondrian invests client assets local laws require the imposition of a trading block on shareholders once they have voted their proxies in relation to companies registered in that country. These trading blocks are usually for a set period and can be for a number of weeks. Mondrian believes that there are situations where it is in the client’s greater interest to retain the ability to sell the shares rather than to participate in the proxy vote. In such countries, provided that the criteria set out below are met, registration to vote for a specific proxy will not be required and Mondrian’s investment analysts will not need to seek the permission of the Proxy Voting Committee for a “no vote” decision. The following criteria must be met before a “no vote” decision may be made:

• the Mondrian analyst does not consider the proxy items being proposed to be material;

• a “no vote” decision by Mondrian would be unlikely to impact the outcome of the vote

(i.e. the proposals would likely go ahead anyway);

• the Mondrian analyst is not aware of any conflicts of interest in deciding not to vote;

• there is a possibility that Mondrian will wish to sell the shares in the near future;

• the Mondrian analyst is satisfied that by not voting the clients would not be disadvantaged relative to the risk of not being able to sell the shares during the share blocking period, and

• a record is made justifying the decision

Qatar
Due to changes in Qatar’s commercial code, voting must now be done in person at the AGM, which limits the ability of Mondrian to vote in this region.

Proxy Voting Policy Summary

Overview: PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly. With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies.  With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain Funds.  Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds.  Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities.  As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities performed by the Sub-Adviser and contracted third parties.

PGIM, INC. – Proxy Voting Policies Summary
In General
We accept the authority to vote securities held in our clients’ accounts when our clients wish to provide us with this authority. Our investment management agreements with our clients will generally specify whether or not we have the authority to vote proxies on their behalf. We do not receive a significant number of proxies since we primarily invest client assets in debt instruments.
Our Proxy Voting Policy and Procedures
Our policy is to vote proxies in the best economic interest of our clients. In the case of pooled accounts, our policy is to vote proxies in the best economic interest of the pooled account.
Our proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect our judgment of how to further the best economic interest of our clients through the shareholder or debt-holder voting process. We generally vote with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by our policy or circumstances may suggest a vote not in accordance with our established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal.
Not all ballots are received by us in advance of voting deadlines, but when ballots are received in a timely fashion, we strive to meet our voting obligations. We cannot, however, guarantee that every proxy will be voted prior to its deadline.
With respect to non-U.S. holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences. We generally vote non-U.S. securities on a best efforts basis if we determine that voting is in the best economic interest of our clients.
Client Direction of Voting
We will use our best efforts to implement any written client voting instructions with respect to a specific solicitation.
Conflicts of Interest in the Voting Process
Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of ours. When we identify an actual or potential conflict of interest between our firm and our clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments.
Accounts for Which We Do Not Vote Securities
Some of our clients elect to retain voting authority for themselves. If a client has a question about a particular solicitation, the client may contact its client service representative and we will try to address the client’s question. We will not, however, disclose how we intend to vote on an issue for other clients’ accounts.
How to Obtain Information Regarding Proxy Voting
Any client may obtain a copy of our proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.

Securities Lending and Proxies
Clients that participate in our securities lending program should be aware that when securities are on loan, they cannot be voted by us. Under certain circumstances, we may not recall loaned securities in order to vote, including if:
we deem the benefit of exercising the vote to be outweighed by the economic benefit of keeping the securities on loan or the administrative burden of calling them back;
it is impracticable to obtain the return of the securities from the borrower in time to vote; or
we are not aware of a pending vote.

PROXY VOTING, CLASS ACTIONS, & CORPORATE ACTIONS

Revised February 2015

 Introduction

As a registered investment adviser, Pzena Investment Management, LLC (“PIM” or “the Firm”) is required to adopt policies and procedures reasonably designed to (i) ensure that proxies are voted in the best interests of clients, (ii) disclose to clients information about these policies and procedures and how clients can obtain information about their proxies, and (iii) describe how conflicts of interest are addressed.  The following policies and procedures have been established to ensure decision making consistent with PIM’s fiduciary responsibilities and applicable regulations under the Investment Company Act and Advisers Act. These policies, procedures and guidelines are meant to convey PIM’s general approach to certain issues. Nevertheless, PIM reviews all proxies individually and makes final decisions based on the merits of each issue.

I.	Proxy Voting Procedures

A. ISS

PIM subscribes to a proxy monitor and voting agent service offered by Institutional Shareholder Services (“ISS”).  Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our separately managed client accounts.  They also vote, record and generate a voting activity report for our clients and offer a social investment research service which enables us to screen companies for specific issues (e.g., tobacco, alcohol, gambling).  PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting.  If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and with management (when there is no PIM policy covering the vote).

PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Indata system.  A direct link download has been established between PIM and ISS providing data from the Indata System.  ISS assists us with our recordkeeping functions, as well as the mechanics of voting.  As part of ISS’ recordkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us.  To the extent that the Procedures set forth in the Section II are carried out by ISS, PIM will periodically monitor ISS to ensure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 4 below.

B. Compliance Procedures

PIM’s standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client’s account.  In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it.  In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below.  The Directors of Research are responsible for monitoring the PIM Analyst’s compliance with such procedures when voting.  The Chief Compliance Officer (“CCO”) is responsible for monitoring overall compliance with these procedures.

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C. Voting Procedures

1.	Determine Proxies to be Voted

Based on the information provided by PIM via the direct link download established between PIM and ISS mentioned above, ISS shall determine what proxy votes are outstanding and what issues are to be voted on for all client accounts.  Proxies received by ISS will be matched against PIM’s records to verify that each proxy has been received.  If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling PIM and/or applicable Custodians.  Pending votes will be forwarded first to the Firm’s CCO, or her designee, who will perform the conflicts checks described in Section 2 below.  Once the conflicts checks are completed, the ballots and supporting proxy materials will be returned to the Proxy Coordinator who will forward them on to the Analyst who is responsible for the Company soliciting the proxy.  Specifically, the Analyst will receive a folder containing the proxy statement, the proxy analysis by ISS, a blank disclosure of personal holdings form, and one or more vote record forms.*  The Analyst will then mark his/her voting decision on the Vote Record Form, initial this form to verify his/her voting instructions, fill out the disclosure of personal holdings form, and return the folder to the Proxy Coordinator who will then enter the vote into the ISS/Proxy Monitor System.  Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the folder.

If an Analyst desires to vote contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Investment Officers and/or Directors of Research  and the Chief Investment Officers and/or Directors of Research  shall determine how to vote the proxy based on the Analyst’s recommendation and the long term economic impact such vote will have on the securities held in client accounts.  If the Chief Investment Officers and/or Directors of Research  agree with the Analyst recommendation and determine that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the folder and/or e-mailing such documentation to the Proxy Coordinator and CCO for filing.)  When the Analyst has completed all voting, the Analyst will return the folder to the Proxy Coordinator who will enter the votes in the ISS system.

2.	Identify Conflicts and Vote According to Special Conflict Resolution Rules

The primary consideration is that PIM act for the benefit of its clients and places its client’s interests before the interests of the Firm and its principals and employees.  The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM’s advisory business and its clients, and set forth how we will resolve those conflicts.  In the event that the Research Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will advise PIM’s CCO, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.

*
A separate ballot and vote record form may be included in the folder if the company soliciting the proxy is included in the portfolio of a client who has designated specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not aggregate ballots before sending them to ISS.  In such event, the Analyst shall evaluate and vote such ballot on an individual basis in accordance with the applicable voting guidelines.

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a. PIM has identified the following areas of potential concern:

•	Where PIM manages any pension or other assets affiliated with a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios.

•	Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

•
Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

•
Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.  For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling.

b. To address the first potential conflict identified above, PIM’s CCO, or designee, will maintain a list of public company clients that will be updated regularly as new client relationships are established with the Firm.  Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM’s CCO, or designee, who will check to see if the company soliciting the proxy is also on the public company client list.  If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the CCO, or designee, will note this in the folder so that the PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

c. To address the second potential conflict identified above, PIM’s CCO, or designee, will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM’s clients.  If the proponent of a shareholder proposal is a PIM client, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

d. To address the third potential conflict identified above, PIM’s CCO, or designee, will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM’s individual clients (based on the client list generated by our Portfolio Management System, Indata).  For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor, or beneficiary thereof.  If a director or director nominee is a PIM client, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

e. To address the fourth potential conflict identified above, PIM’s CCO, or designee, will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written responses of PIM personnel to an annual questionnaire in this regard).  If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

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f. The following special rules shall apply when a conflict is noted in the folder:

i. In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

ii. The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst’s determination whether a vote for or against a proposal is in the best interests of PIM’s clients.

iii. If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM’s client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client’s proxy differently than it is voting the proxies of its other clients.

iv. If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM’s total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies.  If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy as stated in such disclosure.

v. In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

vi. In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

Notwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Directors of Research, the Chief Executive Officer, and the Research Analyst covering a particular company that the ISS recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed:

A designated member of PIM’s client service team will notify each client who holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM’s conflict of interest, the ISS recommendation, and PIM’s recommendation).  The client then will be asked to direct PIM how to vote on the issue.  If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy in the manner it deems to be in the best interest of the client.

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PIM will always defer to ISS when it votes a proxy of company shares accepted as a client accommodation, where said shares will not be held as part of the managed portfolio.

On an annual basis, the Compliance Department also will review the conflicts policies and Code of Conduct that ISS posts on its website.

3. Vote

Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients.  We deem the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability).  In evaluating proxy issues, PIM will rely on ISS to identify and flag factual issues of relevance and importance.  We also will use information gathered as a result of the in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios.  This process includes periodic meetings with senior management of portfolio companies.  PIM may also consider information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services.  Where applicable, PIM also will consider any specific guidelines designated in writing by a client.

The Research Analyst who is responsible for following the company votes the proxies for that company.  If such Research Analyst also beneficially owns shares of the company in his/her personal trading accounts, the Research Analyst must complete a special “Disclosure of Personal Holdings Form” (blank copies of which will be included in each folder), and the Directors of Research must sign off on the Research Analyst’s votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy Coordinator.  It is the responsibility of each Research Analyst to disclose such personal interest and obtain such initials.  Any other owner, partner, officer, director, or employee of the Firm who has a personal or financial interest in the outcome of the vote is hereby prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.

Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:

a. Support management recommendations for the election of directors and appointment of auditors (subject to j below).

b. Give management the tools to motivate employees through reasonable incentive programs.  Within these general parameters, PIM generally will support plans under which 50% or more of the shares awarded to top executives are tied to performance goals.  In addition, the following are conditions that would generally cause us to vote against a management incentive arrangement:

i. With respect to incentive option arrangements:

•	The proposed plan is in excess of 10% of shares, or

•	The company has issued 3% or more of outstanding shares in a single year in the recent past, or

•
The new plan replaces an existing plan before the existing plan's termination date (i.e., they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns, or

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•
The proposed plan resets options, or similarly compensates executives, for declines in a company’s stock price.  This includes circumstances where a plan calls for exchanging a lower number of options with lower strike prices for an existing larger volume of options with high strike prices, even when the option valuations might be considered the same total value.  However, this would not include instances where such a plan seeks to retain key executives who have been undercompensated in the past.

For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C + D), where:

A = the number of shares reserved under the new plan/amendment

B = the number of shares available under continuing plans

C = granted but unexercised shares under all plans

D = shares outstanding, plus convertible debt, convertible equity, and warrants

ii. With respect to severance, golden parachute or other incentive compensation arrangements:

•
The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company’s industry (based solely on information about those arrangements which may be found in the company’s public disclosures and in ISS reports); or

•
The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment.  Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive’s then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

•	The triggering mechanism in the proposed arrangement is solely within the recipient’s control (e.g., resignation).

c. PIM prefers a shareholder vote on compensation plans in order to provide a mechanism to register discontent with pay plans.  In general, PIM will support proposals to have non-binding shareholder votes on compensation plans so long as these proposals are worded in a generic manner that is unrestrictive to actual company plans.  However, PIM may oppose these proposals if PIM deems that the proposal:

i. restricts the company’s ability to hire new, suitable management, or

ii. restricts an otherwise responsible management team in some other way harmful to the company.

d. Support facilitation of financings, acquisitions, stock splits, and increases in shares of capital stock that do not discourage acquisition of the company soliciting the proxy.

e. Consider each environmental, social or corporate governance (ESG) proposal on its own merits.

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f. Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.

g. Oppose classified boards and any other proposals designed to eliminate or restrict shareholders’ rights.

h. Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.

i. Oppose vague, overly broad, open-ended, or general “other business” proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.

j. Make sure management is complying with current requirements such as of the NYSE, NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation.  Within these general parameters, the opinions and recommendations of ISS will be thoroughly evaluated and the following guidelines will be considered:

•	PIM generally will vote against auditors and withhold votes from Audit Committee members if Non-audit (“other”) fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.

In applying the above fee formula, PIM will use the following definitions:

-	Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

-
Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

-
Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

•
PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

•
PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character.

•
PIM generally will withhold votes from any insiders flagged by ISS on audit compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent.

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•
In general, PIM will not support shareholder proposals to vote against directors unless PIM determines that clear shareholder value destruction has occurred as a consequence of the directors’ actions.  When shareholders propose voting against directors serving on compensation committees, PIM will evaluate ISS’ opinions and recommendations, but will vote on the issue based on PIM’s assessment of the matter and independently of ISS’ criteria.

•
PIM will apply a CASE-BY-CASE approach to determine whether to vote for or against directors nominated by outside parties whose interests may conflict with our interests as shareholders, regardless of whether management agrees with the nomination.

•
PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on ISS opinions and recommendations as well as our personal assessment of the strength of the companies governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements.

k. Support re-incorporation proposals that are in the best interests of shareholders and shareholder value.

l. Support proposals enabling shareholders to call a special meeting of a company so long as a 15% threshold is necessary in order for shareholders to do so.  However, on a CASE-BY-CASE basis as determined by the Research Analyst voting the proxy, a 10% threshold may be deemed more appropriate should particular circumstances warrant; for example, in instances where executive compensation or governance has been an issue for a company.

m. PIM may abstain from voting a proxy if we conclude that the effect of abstention on our clients’ economic interests or the value of the portfolio holding is indeterminable or insignificant.  In addition, if a company imposes a blackout period for purchases and sales of securities after a particular proxy is voted, PIM generally will abstain from voting that proxy.

It is understood that PIM’s and ISS’ ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian’s and banks in updating their records and forwarding proxies.  PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

Where a new client has funded its account by delivering in a portfolio of securities for PIM to liquidate and the record date to vote a proxy for one of those securities falls on a day when we are temporarily holding the position (because we were still executing or waiting for settlement), we will vote the shares.  For these votes only, we will defer to ISS’ recommendations, however, since we will not have firsthand knowledge of the companies and cannot devote research time to them.

Proxies for securities on loan through securities lending programs will generally not be voted.  Since PIM’s clients and not PIM control these securities lending decisions, PIM may not be able to recall a security for voting purposes even if the issue is material; however, it will use its best efforts.

4.	Return Proxies

The Chief Compliance Officer or designee shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes.

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              5.           Client Disclosures

PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients.  It also will update its ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed.  Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.

PIM will provide proxy voting summary reports to clients, on request.  With respect to PIM’s mutual fund clients, PIM will provide proxy voting information in such form as needed for them to prepare their Rule 30b1-4 Annual Report on Form N-PX.

6.            Recordkeeping

A. PIM will maintain a list of dedicated proxy contacts for its clients.  Each client will be asked to provide the name, email address, telephone number, and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section II.C.2.f of these policies.  With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.

B. PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records.  Such records will be maintained for a minimum of five years.  Records maintained by PIM shall be kept for 2 years at PIM’s principal office and 3 years in offsite storage.

i.	Copies of PIM’s proxy voting policies and procedures, and any amendments thereto.

ii.
Copies of the proxy materials received by PIM for client securities.  These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.

iii.	The vote cast for each proposal overall as well as by account.

iv.	Records of any correspondence made regarding specific proxies and the voting thereof.

v.	Records of any reasons for deviations from broad voting guidelines.

vi.	Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.

vii.	A record of proxies that were not received, and what actions were taken to obtain them.

viii.
Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests.

7.           Review of Policies

The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM’s proxy committee.  This committee consists of one of PIM’s Directors of Research, CCO, and at least one Portfolio Manager (who represents the interests of all PIM’s portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings).  The committee reviews these policies, procedures and guidelines at least annually, and makes such changes as it deems appropriate in light of current trends and developments in corporate governance and related issues, as well as operational issues facing the Firm.

Compliance Manual	9	Version 1.2

II. Corporate Actions

PIM is responsible for monitoring both mandatory (e.g. calls, cash dividends, exchanges, mergers, spin-offs, stock dividends and stock splits) and voluntary (e.g. rights offerings, exchange offerings, and tender offers,).corporate actions.  Operations personnel will ensure that all corporate actions received are promptly reviewed and recorded in PIM’s portfolio accounting system, and properly executed by the custodian banks for all eligible portfolios. , On a daily basis, a file of PIM’s security holdings is sent to a third-party provider, Xcitek, via an automated upload which then returns corporate action information for securities included in the file.  This information is received and acted upon by the Operations personnel responsible for corporate action processing.  In addition, PIM receives details on voluntary and some mandatory corporate actions from the custodian banks via email or online system and all available data is used to properly understand each corporate event.

Voluntary Corporate Actions - The Portfolio Management team is responsible for providing guidance to Operations on the course of action to be taken in each voluntary corporate action received.   In some instances the Portfolio Management team may maintain standing instructions on particular event types.  As appropriate, Legal and Compliance may be consulted to determine whether certain clients may participate in particular corporate actions.  Operations personnel will then notify each custodian banks, either through an online interface, via email, or with a signed faxed document of the election selected.  Once all necessary information is received and the corporate action has been effected and verified, the event is processed in the portfolio accounting system.  A log of all holdings information related to the corporate action is maintained for each portfolio before the corporate action, as well as after, in order to confirm accuracy of processing.

III. Class Actions

PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation.

Compliance Manual	10	Version 1.2

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COMPLIANCE POLICY MEMORANDUM
Policies and Procedures Regarding Proxy Voting June 2016 Supersedes all previous Compliance Policies regarding this subject matter.

Silvercrest may be responsible for voting on shareholder proxies in connection with the securities held by its clients.  Silvercrest will do so only in accordance with these policies and procedures, in the best interests of our clients, and/or as instructed by a specific client.

All capitalized terms used herein shall have the meaning set forth in the Firm’s Code of Conduct and Ethics, unless otherwise defined herein.

A. General

In voting proxies, and determining whether to vote proxies, Silvercrest is guided by general fiduciary principles. The firm’s goal is to act prudently, and solely in the best interest of the beneficial owners of the accounts it manages. Silvercrest attempts to consider all aspects of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. Silvercrest does not necessarily have an obligation to vote every proxy; for example, Silvercrest may forego voting proxies if the client account that held the position no longer holds the position at the time of the vote, or the cost of voting (such as in the case of a vote regarding a foreign issuer that requires being physically present to vote) outweighs the anticipated benefit to the client’s account.

B. Glass Lewis

In 2011, Silvercrest contracted with Broadridge Investor Communications Solutions, Inc. to receive its ProxyEdge product.  Using the product, we subscribe to receive the corporate governance voting recommendations of Glass Lewis, the leading independent governance analysis and proxy voting firm in the industry.  Pursuant to the agreement with Broadridge, Silvercrest has provided it with portfolio holdings data and, unless Silvercrest makes an independent determination that the recommendation of Glass Lewis is not in the best interest of the beneficial owners of the accounts it manages, Broadridge automatically votes in accordance with Glass Lewis’ recommendations.

Each year, Glass Lewis publishes, and we review its guidelines for analysis of proxy materials and voting.  These guidelines will be provided to clients who request a more detailed description of the firm’s proxy policies.

Silvercrest conducted initial due diligence on Broadridge’s ProxyEdge product in order to ensure that Silvercrest continues to vote proxies in the best interests of our clients.  However, a proxy advisory firm’s business and/or policies and procedures regarding conflicts of interest could change after Silvercrest’s initial assessment, and some changes could alter the effectiveness of the policies and procedures and require that Silvercrest make a subsequent assessment.  Consequently, Silvercrest requires that Broadridge notify Silvercrest of business changes we consider relevant (i.e., with respect to Broadridge’s capacity and competency to provide proxy voting advice) or conflict policies and procedures.  Silvercrest will verify its initial due diligence on an annual basis.

Clients continue to have the option to provide instructions regarding a specific vote of which they are aware.

C.   Custodians that do not utilize Broadridge ProxyEdge services

Clients who maintain their positions at certain custodians are not able to participate in the ProxyEdge service.  Silvercrest votes proxies for those positions through other electronic means.  In those cases, Silvercrest generally divides the proxies into two categories in determining how to vote: management proposals and shareholder proposals.  Attached as Exhibit A hereto are guidelines to be applied in determining how to vote in each case.  These guidelines are not strict, and each Silvercrest vote will depend on the facts and circumstances of each proposal, on a case-by-case basis, as determined by the Proxy Committee, which shall be a committee comprised of the Director of Operations, a member of the relevant trading desk and a member of the Compliance Department.  Depending on the facts of a specific vote, Silvercrest may deviate from the guidelines entirely where the Proxy Committee deems it necessary in the best interests of our clients, and/or as instructed by a specific client.
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D. Voting Responsibilities

The Director of Operations, or his or her designee is the primary individual responsible for Proxy Voting.  ProxyEdge reports and email notifications are reviewed periodically by the Director of Operations, or his or her designee, to ensure that 1) all proxy votes are recorded properly, 2) proxy voting guidelines are set up correctly for new portfolios, and 3) Silvercrest relinquishes all proxy voting for Silvercrest Asset Management Group Inc. (SAMG) to Silvercrest clients.

Although uncommon, Silvercrest may deem it necessary to vote against the recommendations of Glass Lewis.  The Director of Operations, or his or her designee, will coordinate with the appropriate member of the Equity Research Group to determine whether the Glass Lewis recommendation is in our client’s best interest.  Any vote placed against a Glass Lewis recommendation is documented by the appropriate member of the Equity Research Group.

E. Conflicts of Interest

The firm’s policies and procedures regarding conflicts of interest, including those contained in the firm’s Code of Conduct and Ethics, govern those conflicts that arise in the context of proxy voting.  Because Silvercrest’s business does not include proprietary trading, investment banking or short selling, few conflicts are likely to arise in the context of proxy voting.  However, where they do, the following procedures should be followed.

All conflicts of interest must be brought to the attention of the Proxy Committee and the Chief Compliance Officer for resolution. The Chief Compliance Officer will work with the Proxy Committee to determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Silvercrest’s decision-making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer or a member of management of the issuer that is the subject of the proxy has a client relationship with Silvercrest. All other materiality determinations will be based on an assessment of the particular facts and circumstances. A member of the Proxy Committee shall maintain a written record of all materiality determinations.

If it is determined that a conflict of interest is not material, Silvercrest may vote proxies notwithstanding the existence of the conflict. If it is determined that a conflict of interest is material, the Chief Compliance Officer will work with the Proxy Committee to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;
•	suggesting to clients that they engage another party to vote the proxy on their behalf;
•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or
•	such other action as is deemed appropriate under the circumstances given the nature of the conflict.

F. Notice to Clients

Silvercrest delivers to clients notice of its proxy voting procedures in a form and format attached hereto as Exhibit B, with which is enclosed a copy of the guidelines attached hereto as Exhibit A.  This notice is sent upon opening an account and clients are also notified annually that they may obtain a copy of the notice upon request.
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Associated Persons are encouraged to contact the Chief Compliance Officer with any questions regarding the Firm’s Policies and Procedures Regarding Proxy Voting.

4

Exhibit A

Proxy Voting General Guidelines

Management Proposals

I.	Vote in support of management on the following ballot items, which are fairly common management-sponsored initiatives:

•	Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities

•	Approval of auditors

•	Directors' and auditors' compensation

•	Directors' liability and indemnification

•	Discharge of board members and auditors

•	Financial statements and allocation of income

•	Dividend payouts that are greater than or equal to country and industry standards

•	Authorization of share repurchase programs

•	General updating of or corrective amendments to charter

•	Change in Corporation Name

•	Elimination of cumulative voting

II.  Vote in support of management on the following items, which have potentially substantial financial or best-interest impact:
•	Capitalization changes which eliminate other classes of stock and voting rights

•
Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

•	Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

•	Elimination of “poison pill” rights

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessive

•	Other stock-based plans which are appropriately structured

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•	Reductions in super-majority vote requirements

•	Adoption of anti-"greenmail" provisions

III. Vote against management (or do not vote in favor of management) on the following items, which have potentially substantial financial or best interest impact:

•	Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to by-laws which would require super-majority shareholder vote to pass or repeal certain provisions

•	Elimination of Shareholders’ Right to Call Special Meetings

•	Establishment of classified boards of directors

•	Reincorporation in a state which has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

•	Excessive compensation

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

•	Adjournment of Meeting to Solicit Additional Votes

•	"Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

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Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues.  ERISA requires that the investment manager avoid using plan assets to attempt to affect such issues, instead examining shareholder proposals primarily to determine their economic impact on shareholders.

I.	Vote in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Requirements that auditors attend the annual meeting of shareholders

•	Establishment of an annual election of the board of directors

•	Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Mandates that shareholder-rights plans be put to a vote or repealed

•	Establishment of confidential voting

•	Expansions to reporting of financial or compensation-related information, within reason

•	Repeals of various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Repeals or prohibitions of "greenmail" provisions

•   "Opting-out" of business combination provisions

II.	Vote against shareholders (or do not vote in favor of shareholders) on the following initiatives, which are fairly common shareholder-sponsored initiatives:

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

•
Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

• Proposals which require inappropriate endorsements or corporate actions
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Exhibit B

NOTICE TO CLIENTS CONCERNING SILVERCREST ASSET MANAGEMENT’S

PROXY VOTING POLICIES AND PROCEDURES

Silvercrest Asset Management Group LLC is guided by general fiduciary principles. The firm’s goal is to act prudently, and solely in the best interest of the beneficial owners of the accounts it manages. Silvercrest has always considered all aspects of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

In the spirit of those principles and to ensure maximization of shareholder value, in 2011, Silvercrest contracted with Broadridge Investor Communications Solutions, Inc. to receive its ProxyEdge product.  Using the product, we subscribe to receive the corporate governance voting recommendations of Glass Lewis, the leading independent governance analysis and proxy voting firm in the industry.  Silvercrest has provided Broadridge with portfolio holdings data and, unless Silvercrest makes an independent determination that the recommendation of Glass Lewis is not in the best interest of the beneficial owners of the accounts it manages, Broadridge automatically votes in accordance with Glass Lewis’ recommendations.  Broadridge continues to provide proxy data collection, vote submission and record storage.

Each year, Glass Lewis publishes its Proxy Paper Guidelines for the year’s proxy season.  That document is a detailed description of the Glass Lewis approach to proxy advice.  That document will be provided to Clients upon request.

Clients who maintain their positions at custodians that do not utilize  the ProxyEdge voting service will have these positions voted through other electronic means.    Enclosed are the firm’s guidelines with respect to proxy voting determinations for those clients. These guidelines are not strict, and each Silvercrest vote will depend on the facts and circumstances of each proposal, on a case-by-case basis.  Depending on the facts of a specific vote, Silvercrest may deviate from the guidelines entirely where it deems it necessary in the best interests of our clients, and/or as instructed by a specific client.

All clients continue to have the option to provide instructions regarding a specific vote of which they are aware.

If you have any questions or concerns about any of this information, please feel free to contact our Operations Group at kcampione@silvercrestgroup.com or by phone at (212) 649-0672.

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STEPHENS INVESTMENT MANAGEMENT GROUP, LLC - Proxy Voting Policies Summary
Stephens Investment Management Group, LLC (“SIMG”) has adopted the policies and procedures set out below regarding the voting of proxies on securities held in investment advisory client accounts (the “Policy”).  This Policy is designed by SIMG to comply with its legal, fiduciary and contractual obligations where SIMG has the authority to vote such proxies.  SIMG is a fiduciary and owes each of its clients a duty of care and loyalty with respect to the services it has undertaken on the client’s behalf, including the voting of proxies.  It is the policy of SIMG to vote all proxies on securities held in client investment advisory accounts over which the client has given SIMG voting authority (the “Proxies”) in the best interests of its clients.
Responsibility
SIMG’s Board of Managers has responsibility for determining SIMG’s Proxy Voting Policies and Procedures, exceptions to the procedures and the framework for how SIMG will vote Proxies in accordance with these procedures.  SIMG’s Proxy Committee consists of the Chief Investment Officer, the Chief Compliance Officer, the Portfolio Manager and the Financial Analyst who collectively have a broad and diverse range of experience in the financial services industry.
The responsibility for monitoring the Policy and the practices, disclosures and recordkeeping relating to SIMG’s Proxy voting will be coordinated through SIMG’s compliance department.  Regular reports of proxy votes will be provided to SIMG’s Board of Managers, and SIMG’s Board of Managers shall review proxy voting on an ongoing basis.
Procedures
SIMG has established procedures related to Proxy voting to implement the Policy set forth herein.  The Policy and procedures may be amended or updated from time to time as appropriate.
Determining Responsibility to Vote Proxies. At the opening of each investment advisory client relationship, proxy voting responsibility, including any applicable regulatory requirements, will be determined, and any client proxy policies and/or guidelines regarding proxy voting will be ascertained.  SIMG’s investment management agreements typically specify that SIMG will assume proxy voting authority, unless a client retains such authority.
Retaining Services of A Third Party Proxy Advisory Firm. SIMG’s Proxy Committee has determined that SIMG will utilize the services of a third party proxy advisory firm.  In selecting a proxy advisory firm, SIMG will assess whether or not the proxy advisory firm has the necessary capacity and competence to adequately analyze proxy issues.  In making this determination, SIMG will consider among other things the adequacy and quality of the proxy advisory firm’s staffing and personnel and the robustness of the proxy advisory firm’s  policies and procedures regarding its ability to (i) ensure that its proxy voting recommendations are based on current and accurate information and (ii) identify and address any conflicts of interest and other considerations believed by SIMG to be appropriate considering the nature and quality of the services to be provided to SIMG.
Voting and Voting Guidelines. SIMG has selected Institutional Shareholder Services Inc. (“ISS”), an independent proxy-advisory firm, to provide research, recommendations and other proxy voting services for client Proxies.  Absent a determination by SIMG’s Proxy Committee to override ISS’s guidelines and/or recommendations, SIMG will vote all client Proxies in accordance with ISS guidelines and recommendations.  SIMG has also retained ISS for its voting agent service to administer its Proxy voting operation.  As such, ISS is responsible for submitting all Proxies in a timely manner and for maintaining appropriate records of Proxy votes.  SIMG may choose to hire other service providers or replace or supplement any of the services SIMG currently receives from ISS.

ISS maintains Proxy Voting Guidelines and Policies (the “Guidelines”) that address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, and the election of directors, executive compensation, reorganizations, mergers and various shareholder proposals.  These Guidelines may be amended by ISS from time to time.
Overrides. While it is generally SIMG’s policy to follow the most current version of the Guidelines and recommendations from ISS, SIMG retains the authority to adopt guidelines from time to time that differ from the Guidelines.  In addition, SIMG retains the authority on any particular Proxy vote to vote differently from the Guidelines or a related ISS recommendation.  Such authority may be exercised only by the Proxy Committee.  With respect to changing any voting guidelines from the ISS Guidelines, the Proxy Committee will consider the reasons for changing the guidelines and will create and maintain a written record reflecting its reasons for adopting the changed guidelines.
Copies of upcoming proxy votes will be circulated to the Proxy Committee along with ISS’s recommendation for each proxy vote.  Each Proxy Committee member will review the upcoming votes, and if any member of the Proxy Committee wishes to override ISS’s voting recommendation, a meeting of the Proxy Committee shall be convened to discuss whether to override ISS’s recommendation.  The Proxy Committee shall:
(i)	consider the reasons for voting in a manner different from the ISS recommendation;
(ii)
consider whether there is a material conflict of interest between SIMG and its advisory clients or between the third party proxy advisory firm and any person that would make it inappropriate for the Proxy Committee to vote in a manner different from the ISS recommendations;

(iii)	exercise its judgment to vote the Proxy in the best interests of SIMG’s investment advisory clients; and
(iv)	create and maintain a written record reflecting the basis for its judgment as to such Proxy vote.
In the event that any member of the Proxy Committee has any material pecuniary interest (direct or indirect) in a Proxy matter that is separate and distinct from that of a shareholder of the Proxy issuer, then the member shall recuse himself from the Proxy Committee’s deliberations regarding that matter.
Input from Others. The Proxy Committee may, with respect to any particular proxy matter under consideration, solicit and/or receive input from any employee of SIMG or its affiliates (e.g., an employee with the Stephens Inc. Research Department), so long as neither the individual nor his or her department have a material interest in the outcome of the proxy matter under consideration that would potentially conflict with the economic interests of SIMG’s advisory clients.  For example, the Proxy Committee should not solicit input from a Stephens Inc. investment banker with respect to a proxy matter if Stephens Inc. investment bankers are advising the issuer on the transaction underlying the proxy.
Conflicts of Interest. SIMG is part of a large financial services organization that has investment banking and other business relationships with, and/or ownership interests in, many issuers of securities.  Such relationships may, from time to time, create or give rise to the appearance of a conflict of interest between SIMG (or its affiliates) and its clients.  For example, an affiliate of SIMG may have an investment banking relationship with an issuer of voting securities that could create the potential for a conflict with SIMG’s duty, in the Proxy voting process, to act in the best economic interest of its investment advisory clients.  SIMG has implemented procedures designed to prevent conflicts of interest from influencing its Proxy voting decisions.  These procedures include information barriers and, most significantly, the use of an independent third party proxy advisory firm to assist SIMG in the Proxy voting process.

Recordkeeping. SIMG shall maintain relevant records, in paper or electronic format, through EDGAR or ISS, including Proxy statements, related research materials, Proxy ballots and votes, on an issue and client basis.  SIMG shall also maintain copies of any written client request for Proxy voting information regarding investment advisory client securities and any written responses thereto.
Periodic Review. SIMG will provide ongoing oversight over any third party proxy advisory firm it retains to ensure that SIMG, through the third party, continues to vote proxies in the best interests of SIMG’s clients.  Proxy voting for the most recent quarterly period will be presented to SIMG’s Board of Managers and reviewed by them each quarter.
Annually, SIMG shall review this proxy voting policy and its implementation over the past 12 month period.  SIMG, as part of this review, shall assess its third party proxy voting advisory firm’s actions and recommendations.  In this review, SIMG shall determine:
whether or not proxies have been voted in SIMG clients’ best interests;
whether or not any conflict of interest was identified in connection with proxy voting;
whether or not any business changes or other factors have influenced SIMG’s third party proxy advisory firm’s continued effectiveness and independence; and
whether or not SIMG’s proxy advisory firm continues to have the capacity to evaluate issues.

SUSTAINABLE GROWTH ADVISERS LP

5.2.8 Proxy Voting Policies and Procedures

Sustainable Growth recognizes that the act of managing assets of clients can include the voting of proxies related to the stock. Each client can either: (i) delegate the power to vote proxies to the adviser; or (ii) retain the authority to vote his or her proxy. Where a client has delegated the power to vote proxies in his or her account, Sustainable Growth will vote the proxies in a manner that is in the best interests of the client. When Sustainable Growth has such responsibility, it will follow the Proxy Voting Policies and Procedures.

5.2.8.1 Proxy Voting

5.2.8.1.1 Proxy Voting Responsibility

At the inception of each investment adviser-client relationship, Sustainable Growth shall require the client to indicate whether the client or Sustainable Growth is responsible for voting proxies in one or more of the following documents:

•	Client's investment advisory contract; or
•	Separate agreement between client and Sustainable Growth authorizing Sustainable Growth to vote client's proxies.

5.2.8.1.2 Client Responsibility to Vote Proxies

If Sustainable Growth receives proxies related to a client's securities and Sustainable Growth is not responsible for voting such proxies, Sustainable Growth shall make arrangements with the client and/or client's custodian or take such other steps to ensure that the client timely receives such proxies.

5.2.8.1.3 Firm Responsibility to Vote Proxies

Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), Sustainable Growth is responsible for voting the proxies related to that account.

5.2.8.1.4 Proxy Voting Responsibility Monitoring

The Portfolio Manager shall maintain records identifying those clients where Sustainable Growth exercises proxy voting authority and those clients where Sustainable Growth does not have such authority.

5.2.8.2 Retaining Third Party Proxy Advisory Firms

Sustainable Growth has retained the services of Broadridge Financial Solutions (utilizing its Proxy Edge service) for voting proxies and maintaining proxy voting records.

5.2.8.3 Proxy Voting Guidelines

Sustainable Growth shall vote proxies related to securities held by any client in a manner solely in the best interests of the client. Sustainable Growth shall consider only those factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment. Proxy votes will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, and maintain or increase the rights of shareholders. Proxy votes will be cast against proposals having the opposite effect. In voting on each and every issue, Sustainable Growth shall vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

From time to time, Sustainable Growth may have the option to elect to follow specific types of guidelines offered by a third-party proxy voting service (e.g., XYZ Guidelines, which follows AFL-CIO voting recommendations). While such specific guidelines may be in the best interest of a subset of clients (e.g., union pension plans), they may not be in the best interest of other clients. Furthermore, Sustainable Growth may receive an indirect benefit by choosing one type of guideline over another (e.g., it may be able to attract and retain union pension plans because of its pro-union proxy voting record). This practice may not be in the best interest of certain clients and may raise conflicts of interest. See INTECH Investment LLC, Investment Advisers Act Rel. No. 2872 (May 7, 2009).

Prior to electing to follow any specific guidelines, Sustainable Growth will:

•	Determine the impact of following such guidelines on all clients, including whether the guidelines would be more appropriate for one group of clients and not for others;
•	Identify any direct or indirect benefits that might flow to Sustainable Growth as a result of choosing one guideline over other guidelines;
•	Address any conflicts of interest raised by the selection of such guidelines by following the Proxy Voting Conflicts of Interest section of these Procedures; and
•	Refrain from using such guidelines if it provides an advantage to one group of clients while disadvantaging or otherwise not being in the best interest of any of the remaining clients.

Sustainable Growth has adopted the following specific voting guidelines:

5.2.8.3.1 Corporate Governance

Unless exceptional circumstances exist, Sustainable Growth will vote against proposals that make it more difficult to replace Board members, including proposals to:

•	Stagger the Board
•	Overweight management on the Board
•	Introduce cumulative voting
•	Introduce unequal voting rights
•	Create super majority voting
•	Establish pre-emptive rights

5.2.8.3.2 Takeovers

Sustainable Growth will vote against proposals that make it more difficult for a company to be taken over by outsiders, and in favor of proposals that attempt to do the opposite.

5.2.8.3.3 Capital Structure

Sustainable Growth will vote against proposals to move the company to another jurisdiction less favorable to shareholders' interests, or to restructure classes of stock in such a way as to benefit one class of shareholders at the expense of another, such as dual classes (A and B shares) of stock.

5.2.8.3.4 Outside Directors

Sustainable Growth will vote against any proposal to allow the Chief Executive Officer of a company to appoint outside directors, and in favor of any proposal to eliminate this ability.

5.2.8.4 Proxy Voting Conflicts of Interest

Sustainable Growth recognizes that conflicts between itself and clients may arise in voting the proxies of public companies and that these conflicts must be addressed. The designated Investment Committee member is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Where appropriate, Sustainable Growth will use one of the following methods to resolve such conflicts, provided such method results in a decision to vote the proxies that is based on the clients' best interest and is not the product of the conflict:

1.	provide the client with sufficient information regarding the shareholder vote and Sustainable Growth's potential conflict to the client and obtain the client's consent before voting;
2.	vote securities based on a pre-determined voting policy set forth herein;
3.	vote client securities based upon the recommendations of an independent third party; or
4.	request the client to engage another party to determine how the proxies should be voted.

T. ROWE PRICE ASSOCIATES, INC.
T. ROWE PRICE INTERNATIONAL LTD
T. ROWE PRICE (CANADA), INC
T. ROWE PRICE HONG KONG LIMITED
T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

 Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track  record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

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ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

 Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Glass, Lewis & Co. (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution and reporting for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, Glass Lewis maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

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T. Rowe Price utilizes Glass Lewis’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. Glass Lewis tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, Glass Lewis procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ViewPoint, Glass Lewis’ web-based application.

Vote Determination

Each day, Glass Lewis delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct the Proxy Services Group to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Services  Group  is responsible for maintaining this documentation and assuring  that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent.  Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

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 Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

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Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using Glass Lewis’ proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – Glass Lewis applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed Glass Lewis’ general global policies and has developed international proxy voting guidelines which in most instances are consistent with Glass Lewis recommendations.

Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Services Group is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

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Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Services Group to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.  In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund  in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

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Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank.  One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”).  The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted.  With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

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T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

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Vaughan Nelson
 Proxy Voting Policy and Procedures

Introduction

Rule 206(4)-6 under the Investment Advisers Act of 1940 addresses an investment adviser’s duty with regard to the voting of proxies for clients.  Under the rule an adviser must:

a)
Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the client’s best interest and to address procedures to be undertaken in the event a material conflict arises between the firm’s interest and that of our clients as to how a particular security or proxy issue is voted;

b)	Disclose to clients how they may obtain information regarding how the firm voted with respect to the client’s securities; and
c)	Describe the firm’s policies and procedures to clients and, upon request, furnish a copy of the policies and procedures to the requesting client.

The policy and procedures below have been reasonably designed to ensure proxies are voted in the best interest of our clients and in compliance with Rule 206(4)-6.  Our authority to vote proxies for our clients is established through either the advisory contract (if the contract is silent, implied by the overall delegation of discretionary authority), or our fiduciary responsibility to ERISA clients under Department of Labor regulations.

Policy

The firm undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists or potentially exists.

The firm has created a proxy voting guideline (the “Guideline”) reasonably believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material.  In drafting this guideline the firm considered the nature of the firm’s business and the types of securities being managed.  The firm created the Guideline to help ensure voting consistency on issues common amongst issuers and to help serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy.

Conflicts of Interest

The most common conflicts of interest result from a situation involving a business relationship and/or a potential financial benefit to the firm.  The firm envisions only rare situations where a conflict of interest would exist or potentially exist between the firm and its clients given the nature of the firm’s business, clients, relationships and the types of securities managed.  Notwithstanding, apparent or actual conflicts of interest may arise from time to time.  In such instances the firm will undertake to vote such proxies in the continued best interest of clients in accordance with the procedures put in place addressing potential or actual material conflicts.

Proxy Voting Policies and Procedures (cont’d.)

A potential conflict may be resolved in either of the following manners:

•
If the proposal that gives rise to an actual or potential conflict is specifically addressed in the Guideline, the firm may vote the proxy in accordance with the pre-determined Guideline; provided that the pre-determined Guideline involves little or no discretion on the firm’s part; or

•	The firm may follow the recommendations of Institutional Shareholder Services, an independent third party, as to how the proxy should be voted.

Investments in Banking Entities

Vaughan Nelson, as an indirect subsidiary of a Bank Holding Company (Natixis), is restricted from voting the shares it has invested in banking entities on behalf of its clients in instances where the aggregate ownership of  all the Bank Holding Company’s investment management subsidiaries exceed 5% of the outstanding voting shares of a bank.  Where the aggregate ownership described exceeds the 5% threshold, the firm will instruct Institutional Shareholder Services (ISS), an independent third party, to vote the proxies in line with ISS’s recommendation.

Limitations

There may be circumstances or situations that may preclude or limit the manner in which proxies are voted.  This may include but is not limited to:

•	Mutual Funds – where voting may be controlled by restrictions within the fund or the actions of authorized persons
•	International Securities – where the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so
•	New Accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material
•	Unsupervised Securities – where the firm does not have a basis on which to offer advice
•
Unjustifiable Costs – where the firm may abstain from voting a client proxy in a specific instance if, in our good faith determination, the costs involved in voting such proxy cannot be justified (e.g. total client holdings less than 10,000 shares and not held by a mutual fund; costs associated with obtaining translations of relevant proxy materials for non-U.S. securities) in light of the benefits to the client of voting.  In accordance with the firm’s fiduciary duties, the firm shall, in appropriate cases, weigh the costs and benefits of voting proxy proposals and shall make an informed decision with respect to whether voting a given proxy proposal is prudent.  The decision will take into account the effect that the vote, either by itself or together with other votes, is expected to have on the value of client’s investment and whether this expected effect would outweigh the cost of voting.

•	Securities out on loan
•	Securities Not Held on Meeting Date – securities held on ‘record date’ but divested prior to the ‘meeting date’
•
ERISA accounts – with respect to ERISA clients for whom we have accepted the responsibility for proxy voting, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, and the firm’s duty to avoid prohibited transactions.

Proxy Voting Policies and Procedures (cont’d.)

Guideline Formulation
The majority of proxy issues to be voted on are both recurring in nature and common amongst issuers.  This would include items ranging from the election of directors and ratification of auditors to cumulative voting and “poison pills”.  A proxy voting guideline has been developed, to reflect how we believe a vote should normally be cast in order to support the best interest of our clients.  The use of this guideline also facilitates a process that supports voting consistency and efficiency in administration.  However, it should be acknowledged that a “blanket voting approach” cannot be applied to many recurring and common issues.  The guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in our client’s best interest.

The guideline is the work product of the firm’s investment team which has the responsibility to determine how proxy issues should be voted to promote the interest of our clients.  The investment team draws on various sources of information in reviewing/formulating the guideline including, but not limited to, research provided by an independent research firm (Institutional Shareholder Services), internal research, published information on corporate governance and experience.

Disclosure to Clients

The disclosure/delivery to clients required by Rule 206(4)-6 includes “a concise summary of the firm’s proxy voting process rather than a reiteration of the firm’s policies and procedures” and an indication that “a copy of the policies and procedures is available on request.”  The method of delivering this summary is not stipulated, however, it must be clear, not hidden in a longer document and delivered directly to the client.  In addition, the disclosure should describe how the client may obtain information from the adviser on how it voted with respect to the client’s securities.

Procedures

The procedures to be performed in the execution or our proxy voting duty to clients will be as follows:

Oversight

The Compliance department will be responsible for the administration and oversight of the proxy voting process.  The Compliance department will also:

1.	Review and update the firm’s policies and procedures as necessary.

2.	Coordinate the review and update of the firm’s proxy voting guidelines by the investment team or its designee.

3.	Consult with and coordinate the voting of proxies with the appropriate portfolio manager as needed.

The Compliance Individual (CI) and Proxy Administrator (PA) will oversee the use of Institutional Shareholder Services, an outside third-party vendor, who provides assistance with proxy research, proxy voting and record retention.

Proxy Voting Policies and Procedures (cont’d.)

Account Setup

1.	New clients will receive a copy of the “Description of Proxy Voting Policies and Procedures” as part of information provided in connection with the firm’s New Client Checklist.

2.
At the time a contract is entered into a determination will be made as to whether the client will retain proxy voting responsibilities.  A separate acknowledgement will be obtained where the client elects to retain proxy voting responsibilities.

3.	The PA will arrange for client proxy material to be forwarded to Institutional Shareholder Services for voting.

Securities Lending

In many cases Vaughan Nelson’s clients participate in securities lending programs whereby the legal right to vote a proxy is transferred to the borrower as a result of the lending process.   From time to time, circumstances may arise where Vaughan Nelson desires to vote shares in an upcoming proxy (i.e. acquisition, contested election, etc.).  In these cases, Vaughan Nelson, if the record date has not passed, will request the client to ‘recall’ the security in question from loan until the proxy record date in order for the client (and thereby Vaughan Nelson) to be the holder of record in order to cast the proxy vote.

Voting Process

1.	The PA uploads a file each day (on a settlement date basis) detailing all the securities held on behalf of our clients for which we own more than 10,000 shares to Institutional Shareholder Services.

2.
Institutional Shareholder Services is responsible for matching the proxy material received with this listing and following up with any custodian that has not forwarded proxies within a reasonable time.

3.
Through web access and the Institutional Shareholder Services software, the PA is able to determine for each security its record date, meeting date and whether Institutional Shareholder Services has completed proxy research on the security.

4.	The PA will download the Institutional Shareholder Services proxy research for each security along with a copy of the voting form and forward the package to the CI.

5.
The CI will make a determination as to whether a material conflict exists with regard to the proxy or an individual proxy issue.  The results of this determination will be documented and initialed on the proxy voting form.

6.	The CI will review the proxy issues against the firm’s Guideline and cast each vote on the voting form, if able, and sign off on having voted those issues.

Proxy Voting Policies and Procedures (cont’d.)

a)	If all issues were able to be voted within the Guideline the package will be returned to the PA for online voting.

b)
If issues exist for which a case-by-case review must be made the package is forwarded to the appropriate manager.  The manager will review the information within the package and any other necessary information in order to formulate the vote to be cast.  The rationale for any departures from the firm’s Guideline will be documented within the package.  All votes will be indicated on the voting form and the manager will sign off as to having voted those issues.  The package will then be returned to the PA for voting.

c)
As described under “Conflicts of Interests”, where a material conflict exists the firm may vote the issue 1) in accordance with the Guideline if the application of such policy to the issue at hand involves little or no discretion on the part of the firm, or

2) as indicated by the independent third-party research firm, Institutional Shareholder Services.  By voting conflicts in accordance with the indication of an independent third-party, the firm will be able to demonstrate that the vote was not a product of a conflict of interest.  An indication that this was the approach taken to vote the issue will be made and signed off on by the Compliance Individual.  The package will then be returned to the PA for voting.

7.
Through the software interface with Institutional Shareholder Services the PA will indicate, review and submit our vote on individual securities.  The PA is able to re-submit our vote up until the day before the meeting which can accommodate cases where new information may come to light.

8.	Institutional Shareholder Services will then process the vote with the issuer on behalf of the firm.

Recordkeeping

The following records relating to the voting of proxies will be maintained for a period of five years from the end of the fiscal year in which the entry was made, the first two onsite at the firm.

1.	A copy of the proxy voting policies and procedures – CI

2.	Client acknowledgement indicating the client’s election to retain proxy voting responsibilities -- PA

3.	Proxy statements received on client securities – PA, Institutional Shareholder Services, Edgar

4.	Record of vote cast for each client – Institutional Shareholder Services, PA

5.	Internal voting package and any document created that was material to the decision or to a departure from the Guideline – PA

6.	Each written request for proxy voting information (policy or votes cast) and the firm’s written response to any client request for such records – PA, CI

Proxy Voting Procedures

WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law. Each Client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client’s account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.

Special Rule in the Case of ERISA Accounts.

Unless proxy voting responsibility has been expressly reserved and is being exercised by another “named fiduciary” for an ERISA plan Client, WCM, as the investment manager for the account, must vote all proxies relating to securities held for the plan’s account. Please refer to ERISA Accounts section below for further details.

In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, and the Proxy Voting rule, Rule 206(4)-6, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients.

1.	Third Party Proxy Voting Service

In general, WCM believes that its clients’ best economic interest with regards to proxy voting is best served by engaging an independent firm that specializes in researching companies and their management for the purpose of increasing investor’s potential financial gain through voting proxies. WCM has therefore engaged and adopted the following proxy voting policies of Glass Lewis: U.S. Policy, International Policy and Investment Manager Policy. In the event of a special client request, WCM will also accommodate the following styles: Taft Hartley, Public Pension, ESG (environmental, social and government practice) and Management Supportive. In limited circumstances, however, WCM may choose to vote a proxy against the recommendation of Glass Lewis, if WCM believes such vote is in the best economic interest of its clients. In such cases, this decision will be made by the Investment Strategy Group (“ISG”) who will maintain documentation to support WCM’s decision.

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Because Glass Lewis is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. Glass Lewis’ approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. Research on proxies covers more than just corporate governance – Glass Lewis analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.

Page 1 of 6	Source: WCM Compliance Manual 20160101

Proxy Voting Procedures

2.	Role of the Proxy Admin.

The Proxy Admin oversees and administers the firm’s proxy voting process. For each Client, the Proxy Admin initially determines whether:

•	WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;

•	the Client has adopted a proxy voting policy that WCM is required to follow; and

•	the Client requires any periodic report of votes cast for its account or any comparative report of votes cast in relation to its proxy voting policy, if different from WCM’s.

Once a Client account is established and proxy voting responsibility is determined, the Proxy Admin is responsible for ensuring that proxy materials for each account to be voted are received and voted in a timely manner. The Proxy Admin instructs registered owners of record (e.g. the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to ProxyEdge. WCM has engaged ProxyEdge, a third party service provider, to: (1) provide notification of impending votes; (2) vote proxies based on Glass Lewis and/or WCM recommendations; and (3) maintain records of such votes electronically. The PA, in conjunction with ProxyEdge, ensures that information is compiled and maintained for each Client for which WCM votes proxies, showing the issuer’s name, meeting date and manner in which votes were cast on each proposal. WCM shares client holdings and other relevant information with ProxyEdge to ensure that votes are cast and captured accurately, and relies on ProxyEdge to compile and maintain voting records electronically. Proxy materials received inadvertently for Client accounts over which WCM has no voting authority are forwarded on to Clients.

3.	Role of the Analyst and ISG

If a proposal requires case-by-case analysis, the Analyst brings a recommendation to the ISG for decision. The ISG is ultimately responsible for voting case-by-case proposals. The ISG also has authority to override the recommendation of Glass Lewis when the ISG believes such vote is in the best economic interest of WCM’s clients. Documentation will be provided by the ISG and maintained by the Proxy Admin supporting the rationale for any vote cast against the recommendation of Glass Lewis and case-by case proposals.

4.	Certain Proxy Votes May Not Be Cast

In some cases, WCM may determine that it is in the best interests of our clients to abstain from voting certain proxies. WCM will abstain from voting in the event any of the following conditions are met with regard to a proxy proposal:

a.	Neither Glass Lewis’ recommendation nor specific client instructions cover an issue;

b.	In circumstances where, in WCM’s judgment, the costs of voting the proxy exceed the expected benefits to the Client.

In addition, WCM will only seek to vote proxies for securities on loan when such a vote is deemed to have a material impact on the account. Materiality is determined by the ISG.

Page 2 of 6	Source: WCM Compliance Manual 20160101

Proxy Voting Procedures

Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). WCM believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, WCM generally will not vote those proxies subject to “share blocking.”

5.	Identifying and Dealing with Material Conflicts of Interest between WCM and Proxy Issuer

WCM may choose to vote a proxy against the recommendation of Glass Lewis, if WCM believes such vote is in the best economic interest of its clients. Such a decision will be made and documented by the ISG. Because WCM retains this authority, it creates a potential conflict of interest between WCM and the proxy issuer. As a result, WCM may not overrule Glass Lewis’ recommendation with respect to a proxy unless the following steps are taken by the CCO:

a.
The CCO must determine whether WCM has a conflict of interest with respect to the issuer that is the subject of the proxy. The CCO will use the following standards to identify issuers with which WCM may have a conflict of interest.

(1.)
Significant Business Relationships – The CCO will determine whether WCM may have a significant business relationship with the issuer, such as, for example, where WCM manages a pension plan. For this purpose, a “significant business relationship” is one that: (i) represents 1% or $1,000,000 of WCM’s revenues for the fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (ii) may not directly involve revenue to WCM but is otherwise determined by the CCO to be significant to WCM.

(2.)
Significant Personal/Family Relationships – the CCO will determine whether any employees who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how WCM votes proxies. To identify any such relationships, the CCO shall obtain information about any significant personal/family relationship between any employee of WCM who is involved in the proxy voting process (e.g., ISG members) and senior employees of issuers for which WCM may vote proxies.

Page 3 of 6	Source: WCM Compliance Manual 20160101

Proxy Voting Procedures

b.
If the CCO determines that WCM has a conflict of interest with respect to the issuer, the CCO shall determine whether the conflict is “material” to any specific proposal included within the proxy. If not, then WCM can vote the proxy as determined by the ISG. The CCO shall determine whether a proposal is material as follows:

(1.)
Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for WCM, unless the ISG has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

(2.)
Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for WCM, unless the CCO determines that WCM’s conflict is unrelated to the proposal in question (see 3. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

(3.)
Determining that a Non-Routine Proposal is Not Material– As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the CCO may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the CCO must conclude that a proposal is not directly related to WCM’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The CCO shall record in writing the basis for any such determination.

c.	For any proposal where the CCO determines that WCM has a material conflict of interest, WCM may vote a proxy regarding that proposal in any of the following manners:

(1.)
Obtain Client Consent or Direction– If the CCO approves the proposal to overrule the recommendation of Glass Lewis, WCM shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how WCM will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

(2.)	Use Glass Lewis’ Recommendation – Vote in accordance with Glass Lewis’ recommendation.

Page 4 of 6	Source: WCM Compliance Manual 20160101

Proxy Voting Procedures

d.
For any proposal where the CCO determines that WCM does not have a material conflict of interest, the ISG may overrule Glass Lewis’ recommendation if the ISG reasonably determines that doing so is in the best interests of WCM’s clients. If the ISG decides to overrule Glass Lewis’ recommendation, the ISG will maintain documentation to support their decision.

6.	Dealing with Material Conflicts of Interest between a Client and Glass Lewis or Proxy Issuer

In the event that WCM is notified by a client regarding a conflict of interest between them and Glass Lewis or the proxy issuer, the CCO will evaluate the circumstances and either:

a.	elevate the decision to the ISG who will make a determination as to what would be in the Client’s best interest;

b.	if practical, seek a waiver from the Client of the conflict; or

c.	if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.

7.	Maintenance of Proxy Voting Records

As required by Rule 204-2 under the Advisers Act, as amended, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:

a.	a copy of these Proxy Policies, as they may be amended from time to time;

b.	copies of proxy statements received regarding Client securities, unless these materials are available electronically through the SEC’s EDGAR system;

c.	a record of each proxy vote cast on behalf of its Clients;

d.	a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and

e.	each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.

As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by ProxyEdge. WCM shall obtain and maintain an undertaking from ProxyEdge to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request. WCM and ProxyEdge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

8.	Disclosure

Page 5 of 6	Source: WCM Compliance Manual 20160101

Proxy Voting Procedures

WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part 2A containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client’s proxies. Upon receipt of a Client’s request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or in accordance with the Client’s stated requirements, how the Client’s proxies were voted during the period requested. Such periodic reports will not be made available to third parties absent the express written request of the Client. However, to the extent that WCM serves as a sub-adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

Page 6 of 6	Source: WCM Compliance Manual 20160101

WELLINGTON MANAGEMENT

WELLINGTON MANAGEMENT"

GLOBAL PROXY POLICY AND PROCEDURES

INTRODUCTION

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management's Proxy Voting Guidelines (the "Guidelines") set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition. Wellington Management also considers each proposal in the context of the issuer. industry and country or countries in which the issuer's business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

STATEMENT OF POLICY

Wellington Management:

1)  Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2)  Votes all proxies in the best interests of the client for whom it is voting, i.e.. to maximize economic value.

3)  Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Investment Research Group ("Investment Research") monitors regulatory requirements with respect to proxy voting and works with the firm's Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts. casts votes based on the Guidelines and maintains records of proxies voted.

WELLINGTON MANAGEMENT
GLOBAL PROXY POLICY AND PROCEDURES

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf. the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals. Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process. each proxy is compared against the Guidelines. and handled as follows:

• Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., "For", "Against", "Abstain") are reviewed by Investment Research and voted in accordance with the Guidelines.

• Issues identified as "case-by-case" in the Guidelines are further reviewed by Investment Research. In certain circumstances. further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

• Absent a material conflict of interest. the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines: and ensures that documentation and reports, for clients and for internal purposes. relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of. but not prevent. material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest. the matter must be reviewed by designated members of the Corporate Governance Committee. who will resolve the conflict and direct the vote. In certain

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WELLINGTON MANAGEMENT
GLOBAL PROXY POLICY AND PROCEDURES

circumstances, the designated members may determine that the full Corporate Governance Committee should convene.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client's securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management's judgment. the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: 1 November 2016

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WELLS CAPITAL MANAGEMENT

POLICY AND PROCEDURES FOR PROXY VOTING

I. Introduction:

As a fiduciary, Wells Capital Management Inc. (“WellsCap”) is obligated to vote proxies in the best interests of its clients.  WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients’ best interest and within the framework of this Proxy Voting Policy and Procedures (“Policy”).  WellsCap has adopted this Policy in order to satisfy its fiduciary obligation.  It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers’ Act”) which requires an investment adviser that exercises voting authority over clients’ proxies to adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best interests of clients and to provide clients with information about how their proxies are voted.

WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles.  Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio.   While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.

II. Voting

Philosophy:

When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients.  Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law (e.g., securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap).  Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares, or participate in time phased voting except when required by law.   From time to time, WellsCap may participate with a dissident group to vote proxies.  In such case, WellsCap’s appointment of an agent for limited purposes will not be deemed a delegation of authority under this Policy.  The WellsCap proxy voting process allows different votes to be submitted for the same security. Our firm is organized as a collection of portfolio teams — each with its own unique investment philosophy and approach. Consistent with this structure, various portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies, to ensure the votes are in the clients’ best interests. WellsCap relies on an independent third party to provide research, administration, and executing votes based on their published guidelines.  Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting.  Information regarding WellsCap’s proxy voting decisions are confidential.  Therefore, the information may be shared on a need-to-know basis only, including within WellsCap and its affiliates.
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Responsibilities

1.
Proxy Administrator
WellsCap’s proxy voting process is administered by its Operations Department (“Proxy Administrator”), who reports to WellsCap’s Chief Operations Officer.  The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures.  The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner.  The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

2.
The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments.  The Committee members are selected from portfolio management groups and include Investment Risk personnel.  Members of the Committee are subject to change upon approval from the Committee Chair.

3.
Individuals involved in the proxy voting and decision making process will seek advice from WellsCap Legal and/or Compliance with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters for guidance to the Committee, as necessary.

4.
Third Parties
To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services.  Currently, WellsCap has contracted with Institutional Shareholder Services (“ISS”) a provider of proxy-voting services, to provide the following services to WellsCap:

•	Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform;

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•	Receive all proxy information sent by custodians that hold securities of WellsCap’s Proxy Clients;
•	Posts proxy information on its password-protected website, including meeting dates, agendas, and ISS’s analysis;
•	Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services; and
•	Annual analysis and rationale for guideline amendments.

Methodology

Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS. The Proxy Administrator reviews this information regularly and communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis.

1. Voting Guidelines.  WellsCap, through its proxy voting agent (ISS), votes proxies on different platforms subject to the client’s expressed goals.  The two key platforms are: (i) the ISS’s Proxy Voting Guidelines, and (ii) ISS’s Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO.   These Guidelines set forth how proxies will be voted on the issues specified.  Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis.  The guideline may also be silent on a particular proposal, especially regarding foreign securities.  ISS will vote proxies for or against as directed by the guidelines.  Where the guidelines specify a “case by case” determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform.    In addition, for proxies relating to issues not addressed in the guidelines, ISS will refer the vote to WellsCap.  Finally, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted.  Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.

2. Voting Discretion.  In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline.  In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS, portfolio manager or research analyst with knowledge of the issuer and its securities (collectively “Portfolio Management”) or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from Portfolio Management is essential in the decision-making process for providing recommendations to proxy voting matters.  Portfolio Management is, in WellsCap’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares.  In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/WellsCap or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to ISS to be independently voted in conformance with the voting guidelines of ISS.
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Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

3. Observance of the United Nations Principles of Responsible Investing and International Stewardship Codes.  ISS’s Social Advisory Services has a proxy voting guideline that, on matters of social and environmental importance, seeks to reflect a broad consensus of the socially responsible investing community. In addition, ISS’s Sustainability Policy seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. As a signatory of the United Nations-supported Principles for responsible Investment (“UNPRI”) WellsCap has integrated environmental, social, and governance (“ESG”) factors into the proxy processes. Upcoming proxies are viewed through the lens of ISS’s Sustainability guidelines. A recommendation to change the vote to fall in line with the Sustainability policy may be made. These recommendations are reviewed the Risk team and Proxy Committee.

4. Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

5. Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote.  Absent compelling reasons, WellsCap believes that the benefit derived from voting these shares is outweighed by the burden of limited trading.  Therefore, if share blocking is required in certain markets, WellsCap will not participate and refrain from voting proxies for those clients impacted by share blocking.
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 6. Voting Restrictions. Where there are proxy voting restrictions applied by country or issuer, such as a required power of attorney and partial share restrictions, WellsCap will vote proxies on a best efforts basis.

7. Conflicts of Interest.  WellsCap has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to WellsCap as a result of business conducted by ISS.  WellsCap believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices.  In addition, Wells Fargo and/or WellsCap may have a conflict of interest regarding a proxy to be voted upon if, for example, in the case where Wells Fargo and/or WellsCap or its affiliates have a significant business relationship with the issuer of the proxy.  A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence WellsCap’s decision on the particular vote at issue.  WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines.  However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the Proxy Administrator shall defer to ISS, as an independent third party, to vote in conformance with the voting guidelines of ISS.  In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates.  To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

8. Regulatory Conflicts/Restrictions.When the Proxy Administrator is aware of regulatory conflicts or restrictions, the Proxy Administrator shall defer to ISS to vote in conformance with ISS’s voting guidelines to avoid any regulatory violations.

 9. Vendor Oversight: WellsCap Operations monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc.

III.          Other Provisions

Guideline Review
The Proxy Committee meets at least annually to review this Policy and consider changes to it.  Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap’s Chief Compliance Officer.  The Proxy Committee includes representation from Portfolio Management, Operations, Portfolio Risk Management and Compliance (Compliance does not vote on the proxies).
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Record Retention
WellsCap will maintain the following records relating to the implementation of the Procedures:
▪	A copy of these proxy voting polices and procedures;
▪	Proxy statements received for client securities (which will be satisfied by relying on ISS);
▪	Records of votes cast on behalf of clients (which ISS maintains on behalf of WellsCap);
▪	Records of each written client request for proxy voting records and WellsCap’s written response to any client request (written or oral) for such records; and
▪	Any documents prepared by WellsCap or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of six years.

Disclosure of Policies and Procedures
WellsCap will disclose to its clients a summary description of its proxy voting policy and procedures via mail.  A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316.

WellsCap will also provide proxy statements and any records as to how WellsCap voted proxies on behalf its client upon request.  Clients may contact WellsCap at 1-800-736-2316 or by e-mail at riskmgt@wellsfargo.com to request a record of proxies voted on their behalf.

Except as otherwise required by law, WellsCap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

Voting Members of WellsCap Proxy Committee

Jon Baranko- Director of Equity Investments
Jim Tringas- Equity Style Lead Manager
Bobby Chen- Investment Product Specialist
Robert Junkin- Equity Style Portfolio Analyst
John Hockers- Co-Head of Portfolio Risk Management and Analytics
Jennifer Vraney- Operations Manager

Consulting members of WellsCap Proxy Committee (Non-Voting)

Siobhan Foy- Chief Compliance Officer

Approved by the Proxy Committee: March, 2017

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Proxy Voting Policy Statement and Procedures	February 1, 2017

This statement sets forth the proxy voting policy and procedures of William Blair & Company, L.L.C. and William Blair Investment Management, LLC (hereinafter collectively referred to as “William Blair”). It is provided to all covered clients as described below even if we currently do not have authority to vote proxies for their account.

The Department of Labor (“DOL”) has stated that the fiduciary act of managing plan assets by an investment adviser generally includes the authority to vote proxies for shares held by a plan unless the plan documents reserve this authority to some other entity. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. WBC and WBIM are registered investment advisers under the Investment Advisers Act of 1940. The Securities and Exchange Commission (“SEC”) requires registered investment advisers to implement a proxy voting policy and procedures with respect to the voting of proxies for its advisory clients. Registered investment advisers are required to identify potential conflicts involved in the voting of proxies and meet specific recordkeeping and disclosure requirements. On June 30, 2014, the staff of the SEC Divisions of Investment Management and Corporation Finance issued Staff Legal Bulletin No. 20, which provides guidance on investment advisers’ responsibilities in voting client proxies and retaining proxy advisory firms.  This policy is intended to comply with the applicable rules of the DOL and the SEC.

General Policy

William Blair shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. William Blair shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. William Blair is not responsible for voting proxies it does not receive. However, William Blair will make reasonable efforts to obtain missing proxies.  For clients participating in a securities lending program via their custodian, we will not be eligible to vote proxies for the portion of shares on loan.

William Blair shall adopt the Voting Guidelines of an independent proxy advisory firm (the “Proxy Administrator”)1.  All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines, which are designed to address matters typically arising in proxy votes.  In instances where we have implemented a client provided proxy voting policy, we will vote in accordance with the client’s policy at all times even if the client’s policy is inconsistent with William Blair’s vote.  In the case when nominee voting is not allowed it may be impractical for William Blair to participate in those particular votes.

William Blair does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, the Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise. For issues not covered or to be voted on a “Case-by-Case” basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Committee.  The Proxy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Committee reviews the Proxy Voting Policy and procedures annually and shall revise its guidelines as events warrant.

1 William Blair has engaged Institutional Shareholder Services Inc. (ISS) to assist in the administration and voting of proxies. The complete Voting Guidelines (proxy voting policies) across all markets are available on ISS’s website at: https://www.issgovernance.com/policy-gateway/2017-policy-information/

2 | Proxy Voting Policy Statement and Procedures

Conflicts of Interest Policy

William Blair is sensitive to conflicts of interest that may arise in the proxy decision-making process and we have identified the following potential conflicts of interest:

•	William Blair has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months

•	A William Blair principal or employee currently serves on the company’s Board of Directors

•
William Blair, its principals, employees and affiliates (including, without limitation, William Blair Capital Partners Funds and William Blair Mezzanine Funds), in the aggregate, own 1% or more of the company’s outstanding shares

•	The Company is a client of WBIM or the WBC Investment Management Department

In the event that any of the above potential conflicts of interest arise, the Proxy Committee will vote all proxies for that company in the following manner:

•	If our Voting Guidelines indicate a vote “For” or “Against” a specific issue we will continue to vote according to the Voting Guidelines

•	If our Voting Guidelines have no recommendation or indicate a vote on a “Case-by-Case” basis, we will vote consistent with the voting recommendation provided by the Proxy Administrator

Oversight of Proxy Administrator

William Blair shall provide reasonable oversight of the Proxy Administrator.  In providing oversight, William Blair will seek to ascertain whether the Proxy Administrator has the capacity and competency to adequately analyze proxy issues.  Specific oversight responsibilities will include the following:

•	On at least an annual basis, the Proxy Committee will assess:

o	the adequacy and quality of the proxy advisory firm’s staffing and personnel

o	Assess whether the proxy advisory firm has robust policies and procedures that

▪	enable it to make proxy voting recommendations based on current and accurate information

▪	identify and address conflicts of interest relating to its voting recommendations

•
William Blair personnel responsible for administration of proxy voting shall periodically review a random sample of votes recommended by the Proxy Administrator to ensure they are consistent with the Voting Guidelines and report any inconsistencies to the Proxy Committee

•
William Blair personnel responsible for proxy voting shall periodically inquire whether the Proxy Administrator has learned that any recommendation was based on a material factual error, and, if so, William Blair shall investigate the error and evaluate whether the Proxy Administrator is taking steps to mitigate making such errors in the future and report any such errors, as well as their resolution to the Proxy committee

3 | Proxy Voting Policy Statement and Procedures

•
William Blair personnel responsible for proxy voting shall require the Proxy Administrator to update on business changes that may impact the Proxy Administrator’s capacity and competency to provide proxy voting advice or conflict of interest policies and procedures

International Markets Share Blocking Policy

In international markets where share blocking applies, we typically will not, but reserve the right to, vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. William Blair shall not subordinate the interests of participants and beneficiaries to unrelated objectives.

Recordkeeping and Disclosure

Pursuant to this policy, William Blair will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by William Blair that are material to making a decision how to vote, or that memorialize the basis for the decision.

Upon a client’s request to the Proxy Administrator, William Blair will make available to its clients a report on proxy votes cast on their behalf. These proxy-voting reports will demonstrate William Blair’s compliance with its responsibilities and will facilitate clients’ monitoring of how their securities were voted.

The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with the Form ADV, Part 2A.

4 | Proxy Voting Policy Statement and Procedures
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BRIDGE BUILDER TRUST

PART C

OTHER INFORMATION

Item 28.  Exhibits

(a)	Agreement and Declaration of Trust.

(i)	Agreement and Declaration of Trust is herein incorporated by reference to the Registration Statement filed on Form N-1A on March 3, 2013.

(ii)	Certificate of Trust is herein incorporated by reference to the Registration Statement filed on Form N-1A on March 3, 2013.

(b)	Amended and Restated By-Laws are herein incorporated by reference to the Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(c)
Instruments Defining Rights of Security Holders – See Article III and Article V of the Registrant’s Agreement and Declaration of Trust, which was filed on March 3, 2013.  See also Article V of the Registrant’s By-Laws, which are herein incorporated by reference to the Registration Statement filed on Form N-1A on March 3, 2013.

(d)	(i)(A)	Investment Advisory Agreement is herein incorporated by reference to the Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.
(i)(B)
Updated Schedule A to the Investment Advisory Agreement, dated as of February 19, 2015 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(i)(C)
Investment Advisory Agreement with respect to the Transition Fund, dated as of November 20, 2015 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 28 on December 7, 2015.

	(i)(D)	Amendment to the Investment Advisory Agreement, dated June 9, 2017 – filed herewith
(ii)(A)
Investment Sub-Advisory Agreement (Robert W. Baird & Co., Inc.) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(ii)(B)
Amendment No. 1 to the Investment Sub-Advisory Agreement (Robert W. Baird & Co., Inc.), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

	(ii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Robert W. Baird & Co., Inc.), dated June 9, 2017 – filed herewith.
(iii)(A)
Investment Sub-Advisory Agreement (J.P. Morgan Investment Management, Inc.) is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

	(iii)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (J.P. Morgan Investment Management, Inc.), dated June 9, 2017 – filed herewith.
(iv)(A)
Investment Sub-Advisory Agreement (PGIM, Inc., f/k/a Prudential Investment Management, Inc.) is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(iv)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (PGIM, Inc., f/k/a Prudential Investment Management, Inc.) dated June 9, 2017 – filed herewith.
(v)(A)	Investment Sub-Advisory Agreement (Advisory Research, Inc.) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.
(v)(B)
Amendment No. 1 to the Investment Sub-Advisory Agreement (Advisory Research, Inc.), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(v)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Advisory Research, Inc.), dated June 9, 2017 – filed herewith.
(vi)(A)
Investment Sub-Advisory Agreement (Artisan Partners Limited Partnership) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(vi)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Artisan Partners Limited Partnership), dated June 9, 2017 – filed herewith.
(vii)(A)
Investment Sub-Advisory Agreement (Barrow Hanley, Mewhinney & Strauss, LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(vii)(B)
Amendment No. 1 to the Investment Sub-Advisory Agreement (Barrow Hanley, Mewhinney & Strauss, LLC), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(vii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Barrow Hanley, Mewhinney & Strauss, LLC), dated June 9, 2017 – filed herewith.
(viii)(A)
Investment Sub-Advisory Agreement (BlackRock Investment Management, LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(viii)(B)
Amendment No. 1 to the Investment Sub-Advisory Agreement (BlackRock Investment Management, LLC), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(viii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (BlackRock Investment Management, LLC), dated June 9, 2017 – filed herewith.
(ix)(A)
Investment Sub-Advisory Agreement (Boston Partners Global Investors, Inc.) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(ix)(B)
Amendment No. 1 to the Investment Sub-Advisory Agreement (Boston Partners Global Investors, Inc.), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(ix)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Boston Partners Global Investors, Inc.), dated June 9, 2017 – filed herewith.
(x)(A)
Investment Sub-Advisory Agreement (Champlain Investment Partners, LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(x)(B)
Amendment No. 1 to the Investment Sub-Advisory Agreement (Champlain Investment Partners, LLC), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(x)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Champlain Investment Partners, LLC), dated June 9, 2017 – filed herewith.
(xi)(A)
Investment Sub-Advisory Agreement (ClearBridge Investments, LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xi)(B)
Amendment No. 1 to the Investment Sub-Advisory Agreement (ClearBridge Investments, LLC), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xi)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (ClearBridge Investments, LLC), dated June 9, 2017 – filed herewith.
(xii)(A)
Investment Sub-Advisory Agreement (Eagle Asset Management, Inc.) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xii)(B)
Amendment No. 1 to the Investment Sub-Advisory Agreement (Eagle Asset Management, Inc.), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Eagle Asset Management, Inc.), dated June 9, 2017 – filed herewith.
(xiii)(A)	Investment Sub-Advisory Agreement (Jennison Associates LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.
(xiii)(B)
Amendment No. 1 to the Investment Sub-Advisory Agreement (Jennison Associates LLC), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xiii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Jennison Associates LLC), dated June 9, 2017 – filed herewith.
(xiv)(A)
Investment Sub-Advisory Agreement (Lazard Asset Management LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xiv)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Lazard Asset Management LLC), dated June 9, 2017 – filed herewith.
(xv)(A)
Investment Sub-Advisory Agreement (Sustainable Growth Advisors, LP) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xv)(B)
Amendment No. 1 to the Investment Sub-Advisory Agreement (Sustainable Growth Advisors, LP), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xv)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Sustainable Growth Advisors, LP), dated June 9, 2017 – filed herewith.
(xvi)(A)
Investment Sub-Advisory Agreement (Silvercrest Asset Management Group LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xvi)(B)
Amendment No. 1 to the Investment Sub-Advisory Agreement (Silvercrest Asset Management Group LLC), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xvi)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Silvercrest Asset Management Group LLC), dated June 9, 2017 – filed herewith.
(xvii)(A)
Investment Sub-Advisory Agreement (Vaughan Nelson Investment Management, LP) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xvii)(B)
Amendment No. 1 to the Investment Sub-Advisory Agreement (Vaughan Nelson Investment Management, LP), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xvii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Vaughan Nelson Investment Management, LP), dated June 9, 2017 – filed herewith.
(xvii)(D)	Amendment No. 3 to the Investment Sub-Advisory Agreement (Vaughan Nelson Investment Management, LP), dated August 23, 2017 – filed herewith.
(xviii)(A)
Investment Sub-Advisory Agreement (Wellington Management Company, LLP) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xviii)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Wellington Management Company, LLP), dated June 9, 2017 – filed herewith.
(xix)(A)
Investment Sub-Advisory Agreement (William Blair Investment Management, LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xix)(B)
Amendment No. 1 to the Investment Sub-Advisory Agreement (William Blair Investment Management, LLC), dated January 1, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xix)(C)
Amendment No. 2 to the Investment Sub-Advisory Agreement (William Blair Investment Management, LLC), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xix)(D)	Amendment No. 3 to the Investment Sub-Advisory Agreement (William Blair Investment Management, LLC), dated June 9, 2017 – filed herewith.
(xx)(A)
Investment Sub-Advisory Agreement (T. Rowe Price Associates, Inc.) – is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xx)(B)
Amendment No. 1 to the Investment Sub-Advisory Agreement (T. Rowe Price Associates, Inc.), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xx)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (T. Rowe Price Associates, Inc.), dated June 9, 2017 – filed herewith.
(xxi)(A)
Investment Sub-Advisory Agreement (FIAM LLC, f/k/a Pyramis Global Advisors, LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 21 on September 8, 2015.

(xxi)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (FIAM LLC, f/k/a Pyramis Global Advisors, LLC) dated June 9, 2017– filed herewith.
(xxii)(A)
Investment Sub-Advisory Agreement (Wells Capital Management, Inc.) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 21 on September 8, 2015.

(xxii)(B)
Amendment No. 1 to the Investment Sub-Advisory Agreement (Wells Capital Management, Inc.), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xxii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Wells Capital Management, Inc.), dated June 9, 2017 – filed herewith.
(xxiii)(A)
Investment Sub-Advisory Agreement (Metropolitan West Asset Management, LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xxiii)(B)
Amendment No. 1 to the Investment Sub-Advisory Agreement (Metropolitan West Asset Management, LLC), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xxiii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Metropolitan West Asset Management, LLC), dated June 9, 2017 – filed herewith.
(xxiv)(A)
Investment Sub-Advisory Agreement (Loomis Sayles & Company, L.P.) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xxiv)(B)
Amendment No. 1 to the Investment Sub-Advisory Agreement (Loomis Sayles & Company, L.P.), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xxiv)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Loomis Sayles & Company, L.P.), dated June 9, 2017 – filed herewith.
(xxv)(A)
Investment Sub-Advisory Agreement (Baillie Gifford Overseas Limited) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xxv)(B)
Amendment No. 1 to the Investment Sub-Advisory Agreement (Baillie Gifford Overseas Limited), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xxv)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Baillie Gifford Overseas Limited), dated June 9, 2017 – filed herewith.
(xxvi)(A)
Investment Sub-Advisory Agreement (Manning & Napier Advisors, LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xxvi)(B)
Amendment No. 1 to the Investment Sub-Advisory Agreement (Manning & Napier Advisors, LLC), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xxvi)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Manning & Napier Advisors, LLC), dated June 9, 2017 – filed herewith.
(xxvii)(A)
Investment Sub-Advisory Agreement (Mondrian Investment Partners Limited) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xxvii)(B)
Amendment No. 1 to the Investment Sub-Advisory Agreement (Mondrian Investment Partners Limited), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xxvii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Mondrian Investment Partners Limited), dated June 9, 2017 – filed herewith.
(xxviii)(A)	Investment Sub-Advisory Agreement (WCM Investment Management) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.
(xxviii)(B)
Amendment No. 1 to the Investment Sub-Advisory Agreement (WCM Investment Management), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xxviii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (WCM Investment Management), dated June 9, 2017 – filed herewith.
(xxix)(A)	Investment Sub-Advisory Agreement (Edinburgh Partners Limited) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.
(xxix)(B)
Amendment No. 1 to the Investment Sub-Advisory Agreement (Edinburgh Partners Limited), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xxix)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Edinburgh Partners Limited), dated June 9, 2017 – filed herewith.
(xxx)(A)
Investment Sub-Advisory Agreement (Stephens Investment Management Group, LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 21 on September 8, 2015.

(xxx)(B)
Amendment No. 1 to the Investment Sub-Advisory Agreement (Stephens Investment Management Group, LLC), dated May 18, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xxx)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Stephens Investment Management Group, LLC), dated June 9, 2017 – filed herewith.
(xxxi)(A)
Investment Sub-Advisory Agreement (LSV Asset Management), dated October 15, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xxxi)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (LSV Asset Management), dated June 9, 2017 – filed herewith.
(xxxii)(A)	Investment Sub-Advisory Agreement (Pacific Investment Management Company), dated March 27, 2017 – filed herewith.
(xxxii)(B)	Amendment to the Investment Sub-Advisory Agreement (Pacific Investment Management Company), dated June 9, 2017 – filed herewith.
(xxxiii)(A)	Investment Sub-Advisory Agreement (Pzena Investment Management LLC), dated October 15, 2016 – filed herewith.
(xxxiii)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Pzena Investment Management LLC), dated June 9, 2017 – filed herewith.

(e)
	(i)(A)	Distribution Agreement is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.
(i)(B)
Amendment to the Distribution Agreement, dated February 19, 2015 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(f)	Bonus or Profit Sharing Contracts – not applicable.

(g)	Custody Agreement is herein incorporated by reference to the Registration Statement Form N‑1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(h)	Other Material Contracts
	(i)(A)	Master Services Agreement is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.
(i)(B)
Amendment to the Fee Schedule to the Master Services Agreement dated February 19, 2015 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

	(i)(C)	Addendum to the Master Services Agreement dated November 10, 2016 – filed herewith
(ii)(A)
Amended and Restated Operating Expenses Limitation Agreement dated February 19, 2015 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(ii)(B)
Updated Schedule A to the Operating Expenses Limitation Agreement dated August 18, 2015 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 21 on September 8, 2015.

	(ii)(C)	Fee Waiver Letter is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.
	(ii)(D)	Bond Fund Fee Waiver Letter dated October 28, 2014 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.
	(ii)(E)	Equity Funds Fee Waiver Letter dated February 19, 2015 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.
(ii)(F)
Core Plus Bond Fund and International Equity Funds Fee Waiver Letter dated July 1, 2015 – is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(ii)(G)	Fee Waiver Letter dated September 1, 2015 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 21 on September 8, 2015.
(ii)(H)	Fee Waiver Letter dated October 1, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.
(ii)(I)	Fee Waiver Letter dated June 9, 2017 – filed herewith.
(iii)	Powers of Attorney dated as of October 15, 2016 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(i)	Legal Opinion and Consent – filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)	Omitted Financial Statements – not applicable.

(l)	Subscription Agreement is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(m)	Rule 12b-1 Plan – not applicable.

(n)	Rule 18f-3 Plan – not applicable.

(o)	Reserved.

(p)	Codes of Ethics
	(i)	Olive Street Investment Advisers, LLC (Adviser) – filed herewith.
	(ii)	Quasar Distributors, LLC (Principal Underwriter) is herein incorporated by reference to the Registration Statement on Form N-1A as Post-Effective Amendment No. 3 on October 27, 2014.
	(iii)	Bridge Builder Trust (Registrant) is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.
	(iv)	PGIM, Inc. (f/k/a Prudential Investment Management, Inc.) (Sub-Adviser) – filed herewith.
	(v)	Robert W. Baird & Company, Incorporated (Sub-Adviser) – filed herewith.
	(vi)	JP Morgan Investment Management (Sub-Adviser) – filed herewith.
	(vii)	Advisory Research, Inc. (Sub-Adviser) – filed herewith.
	(viii)	Artisan Partners Limited Partnership (Sub-Adviser) – filed herewith.
	(ix)	Barrow, Hanley, Mewhinney & Strauss, LLC (Sub-Adviser) – filed herewith.
	(x)	BlackRock Investment Management, LLC (Sub-Adviser) – filed herewith.
	(xi)	Boston Partners Global Investors, Inc. (Sub-Adviser) – filed herewith.
	(xii)	Champlain Investment Partners, LLC (Sub-Adviser) – filed herewith.
	(xiii)	ClearBridge Investments, LLC (Sub-Adviser) – filed herewith.
	(xiv)	Eagle Asset Management, Inc. (Sub-Adviser) – filed herewith.
	(xv)	Jennison Associates LLC (Sub-Adviser) – filed herewith.
	(xvi)	Lazard Asset Management LLC (Sub-Adviser) – filed herewith.
	(xvii)	FIAM LLC (f/k/a Pyramis Global Advisors, LLC) (Sub-Adviser) – filed herewith.
	(xviii)	Silvercrest Asset Management Group LLC (Sub-Adviser) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.
	(xix)	Sustainable Growth Advisers, LP (Sub-Adviser) – filed herewith.

(xx)	T. Rowe Price Associates, Inc. (Sub-Adviser) – filed herewith.
(xxi)	Vaughan Nelson Investment Management, LP (Sub-Adviser) – filed herewith.
(xxii)	Wellington Management Company, LLP (Sub-Adviser) – filed herewith.
(xxiii)	Wells Capital Management, Inc. (Sub-Adviser) – filed herewith.
(xxiv)	William Blair Investment Management, LLC (Sub-Adviser) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.
(xxv)	Loomis, Sayles & Company, L.P. (Sub-Adviser) – filed herewith.
(xxvi)	Metropolitan West Asset Management, LLC (subsidiary of The TCW Group) (Sub-Adviser) – filed herewith.
(xxvii)	Baillie Gifford Overseas Limited (Sub-Adviser) – filed herewith.
(xxviii)	Edinburgh Partners Limited (Sub-Adviser) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.
(xxix)	Manning & Napier Advisors, LLC (Sub-Adviser) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.
(xxx)	Mondrian Investment Partners Limited (Sub-Adviser) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.
(xxxi)	WCM Investment Management (Sub-Adviser) – filed herewith.
(xxxii)	Stephens Investment Management Group, LLC (Sub-Adviser) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 21 on September 8, 2015.
(xxxiii)	LSV Asset Management (Sub-Adviser) – filed herewith.
(xxxiv)	Pzena Investment Management, LLC (Sub-Adviser) – filed herewith.
(xxxv)	Pacific Investment Management Company LLC – filed herewith.

Item 29.  Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification.

Reference is made to Article VII of the Registrant’s Declaration of Trust and Article VI of Registrant’s Bylaws, was filed on March 3, 2013 and are incorporated herein by reference.  With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust.  With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds' Registration Statement, reports to shareholders or advertising and sales literature.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 31.  Business and Other Connections of the Investment Adviser.

With respect to the investment adviser (Olive Street Investment Advisers, LLC), the response to this Item will be incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-77754), dated 3/31/2017.  The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

With respect to the investment sub-advisers, the response to this item will be incorporated by reference to the Sub-Advisers’ Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC.  Each Sub-Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Sub-Adviser	File Number
Robert W. Baird & Company, Incorporated	801-7571
JP Morgan Investment Management	801-21011
PGIM, Inc. (f/k/a Prudential Investment Management, Inc.)	801-22808
Advisory Research, Inc.	801-14172
Artisan Partners Limited Partnership	801-70101
Barrow, Hanley, Mewhinney & Strauss, LLC	801-31237
BlackRock Investment Management, LLC	801-56972
Boston Partners Global Investors, Inc.	801-61786
Champlain Investment Partners, LLC	801-63424
ClearBridge Investments, LLC	801-64710
Eagle Asset Management, Inc.	801-21343
Jennison Associates LLC	801-5608
Lazard Asset Management LLC	801-61701
Silvercrest Asset Management Group LLC	801-61004
Sustainable Growth Advisers, LP	801-62151
Vaughan Nelson Investment Management, LP	801-51795
Wellington Management Company, LLP	801-15908
William Blair Investment Management, LLC	801-688
Baillie Gifford Overseas Limited	801-21051
Edinburgh Partners Limited	801-63714
Manning & Napier Advisors, LLC	801-10733
Mondrian Investment Partners Limited	801-37702
WCM Investment Management	801-11916
Loomis Sayles & Company, L.P.	801-170
Metropolitan West Asset Management, LLC	801-53332
T. Rowe Price Associates, Inc.	801-856
FIAM LLC (f/k/a Pyramis Global Advisors, LLC)	801-63658
Wells Capital Management, Inc.	801-21122
Stephens Investment Management Group, LLC	801-64675
LSV Asset Management	801-47689
Pzena Investment Management, LLC	801-50838
Pacific Investment Management Company LLC	801-48187

Item 32.  Principal Underwriter.

Quasar Distributors, LLC acts as the Principal Underwriter for the Trust.  The following information was provided by Quasar Distributors, LLC to the Registrant for inclusion in this Registration Statement.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	LoCorr Investment Trust
Advisors Series Trust	Lord Asset Management Trust
Aegis Funds	MainGate Trust
Allied Asset Advisors Funds	Managed Portfolio Series
Alpha Architect ETF Trust	Manager Directed Portfolios
Alpine Equity Trust	Matrix Advisors Fund Trust
Alpine Income Trust	Matrix Advisors Value Fund, Inc.
Alpine Series Trust	Merger Fund
Amplify ETF Trust	Monetta Trust
Angel Oak Funds Trust	Nicholas Equity Income Fund, Inc.
Barrett Opportunity Fund, Inc.	Nicholas Family of Funds, Inc.
Bridge Builder Trust	Oaktree Funds
Bridges Investment Fund, Inc.	Permanent Portfolio Family of Funds
Brookfield Investment Funds	Perritt Funds, Inc.
Brown Advisory Funds	PRIMECAP Odyssey Funds
Buffalo Funds	Professionally Managed Portfolios
CG Funds Trust	Prospector Funds, Inc.
DoubleLine Funds Trust	Provident Mutual Funds, Inc.
ETF Series Solutions	Rainier Investment Management Mutual Funds
Evermore Funds Trust	RBB Fund, Inc.
First American Funds, Inc.	RBC Funds Trust
FundX Investment Trust	Series Portfolio Trust
Glenmede Fund, Inc.	Sims Total Return Fund, Inc.
Glenmede Portfolios	Stone Ridge Trust
GoodHaven Funds Trust	Stone Ridge Trust II
Greenspring Fund, Inc.	Stone Ridge Trust III
Guinness Atkinson Funds	Stone Ridge Trust V
Harding Loevner Funds, Inc.	Thompson IM Funds, Inc.
Hennessy Funds Trust	TrimTabs ETF Trust
Horizon Funds	Trust for Professional Managers
Hotchkis & Wiley Funds	Trust for Advised Portfolios
Intrepid Capital Management Funds Trust	USA Mutuals
IronBridge Funds, Inc.	Wall Street EWM Funds Trust
Jacob Funds, Inc.	Westchester Capital Funds
Jensen Portfolio, Inc.	Wisconsin Capital Funds, Inc.
Kirr Marbach Partners Funds, Inc.	YCG Funds
LKCM Funds

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	None

Michael Peck(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
Brett Scribner(3)	Assistant Treasurer	None
Thomas A. Wolden(3)	Assistant Treasurer	None

(1) This individual is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202.
(2) This individual is located at 10 West Market Street, Suite 1150, Indianapolis, Indiana, 46204.
(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c) Not applicable.

Item 33.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Investment Adviser	Olive Street Investment Advisers, LLC 12555 Manchester Road St. Louis, MO 63131
Registrant’s Investment Sub-Advisers	Robert W. Baird & Company, Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202
JPMorgan Investment Management 270 Park Avenue New York, NY 10017
PGIM, Inc. 655 Broad Street Newark, NJ 07102
Advisory Research Inc. 80 N Stetson Avenue, Suite 5500 Chicago, IL 60601
Artisan Partners Limited Partnership 875 East Wisconsin Avenue, Suite 800 Milwaukee, WI 53202

Records Relating to:	Are located at:
Barrow, Hanley, Mewhinney & Strauss LLC, 2200 Ross Avenue, 31st Floor Dallas, TX 75201
BlackRock Investment Management, LLC 1 University Square Drive Princeton, New Jersey 08540
Boston Partners Global Investors, Inc. 909 Third Avenue, 32nd Floor New York, NY 10022
Champlain Investment Partners, LLC 180 Battery Street, Suite 400 Burlington, VT 05401
ClearBridge Investments, LLC 620 8th Avenue New York, NY 10018
Eagle Asset Management, Inc. 880 Carillon Parkway St. Petersburg, FL 33716
Jennison Associates LLC 466 Lexington Avenue New York, NY 10017
Lazard Asset Management LLC 30 Rockefeller Plaza, 55th Floor New York, NY 10112
Sustainable Growth Advisers, LP 301 Tresser Boulevard, Suite 1310 Stamford, CT 06901
Silvercrest Asset Management Group LLC 1330 Avenue of the Americas, 38th Floor New York, NY 10019
Vaughan Nelson Investment Management, LP 600 Travis, Suite 6300 Houston, TX 77002
Wellington Management Company, LLP 280 Congress Street Boston, MA 02210
William Blair Investment Management, LLC 150 North Riverside Plaza Chicago, IL 60606

Records Relating to:	Are located at:
Baillie Gifford Overseas Limited Calton Square, 1 Greenside Row Edinburgh, EH1 3AN
Edinburgh Partners Limited 27-31 Melville Street Edinburgh, EH3 7JF Scotland, United Kingdom
Manning & Napier Advisors, LLC 290 Woodcliff Drive Fairport, NY 14450
Mondrian Investment Partners Limited 10 Greshman Street London DC2V 7JD United Kingdom
WCM Investment Management 281 Brooks Street Laguna Beach, CA 92651
Loomis Sayles & Company, L.P. One Financial Center Boston, MA 02111
Metropolitan West Asset Management, LLC 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
FIAM LLC 900 Salem Street Smithfield, RI 02917
Wells Capital Management, Inc. 525 Market Street, 10th Floor San Francisco, CA 94105
Stephens Investment Management Group, LLC 111 Center Street Little Rock, AR 72201
LSV Asset Management 155 North Wacker Drive, Suite 4600 Chicago, IL 60606
Pzena Investment Management, LLC 320 Park Avenue, 8th Floor New York, NY 10022

Records Relating to:	Are located at:
Pacific Investment Management Company LLC 650 Newport Center Drive Newport Beach, CA 92660
Registrant’s Distributor	Quasar Distributors, LLC 777 East Wisconsin Avenue Milwaukee, WI 53202

Item 34.  Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 35.  Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of St. Louis and State of Missouri, on the 27th day of October 2017.

BRIDGE BUILDER TRUST By: /s/ William H. Broderick III* William H. Broderick III, Trustee

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 34 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ William H. Broderick III*	Trustee	October 27, 2017
William H. Broderick III

/s/ Jean Carter*	Trustee	October 27, 2017
Jean Carter

/s/ William Fiala*	Trustee	October 27, 2017
William Fiala

/s/ Janice Innis-Thompson*	Trustee	October 27, 2017
Janice Innis-Thompson

/s/ Michelle Keeley*	Trustee	October 27, 2017
Michelle Keeley

/s/ William Scheffel*	Trustee	October 27, 2017
William Scheffel

/s/ John Tesoro*	Trustee	October 27, 2017
John Tesoro

/s/ Ryan Robson	President	October 27, 2017
Ryan Robson

/s/ Aaron Masek	Treasurer and Principal	October 27, 2017
Aaron Masek	Financial Officer

By : /s/ Helge K. Lee
Helge K. Lee
*Attorney-in-fact pursuant to Powers of Attorney dated October 15, 2016.

EXHIBIT INDEX

Exhibit No.	Exhibit
(d)(i)(D)	Amendment to the Investment Advisory Agreement, dated June 9, 2017
(d)(ii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Robert W. Baird & Co., Inc.), dated June 9, 2017
(d)(iii)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (J.P. Morgan Investment Management, Inc.), dated June 9, 2017
(d)(iv)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (PGIM, Inc., f/k/a Prudential Investment Management, Inc.) dated June 9, 2017
(d)(v)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Advisory Research, Inc.), dated June 9, 2017
(d)(vi)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Artisan Partners Limited Partnership), dated June 9, 2017
(d)(vii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Barrow Hanley, Mewhinney & Strauss, LLC), dated June 9, 2017
(d)(viii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (BlackRock Investment Management, LLC), dated June 9, 2017
(d)(ix)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Boston Partners Global Investors, Inc.), dated June 9, 2017
(d)(x)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Champlain Investment Partners, LLC), dated June 9, 2017
(d)(xi)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (ClearBridge Investments, LLC), dated June 9, 2017
(d)(xii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Eagle Asset Management, Inc.), dated June 9, 2017
(d)(xiii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Jennison Associates LLC), dated June 9, 2017
(d)(xiv)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Lazard Asset Management LLC), dated June 9, 2017
(d)(xv)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Sustainable Growth Advisors, LP), dated June 9, 2017
(d)(xvi)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Silvercrest Asset Management Group LLC), dated June 9, 2017
(d)(xvii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Vaughan Nelson Investment Management, LP), dated June 9, 2017
(d)(xvii)(D)	Amendment No. 3 to the Investment Sub-Advisory Agreement (Vaughan Nelson Investment Management, LP), dated August 23, 2017
(d)(xviii)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Wellington Management Company, LLP), dated June 9, 2017
(d)(xix)(D)	Amendment No. 3 to the Investment Sub-Advisory Agreement (William Blair Investment Management, LLC), dated June 9, 2017
(d)(xx)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (T. Rowe Price Associates, Inc.), dated June 9, 2017
(d)(xxi)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (FIAM LLC, f/k/a Pyramis Global Advisors, LLC) dated June 9, 2017
(d)(xxii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Wells Capital Management, Inc.), dated June 9, 2017
(d)(xxiii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Metropolitan West Asset Management, LLC), dated June 9, 2017
(d)(xxiv)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Loomis Sayles & Company, L.P.), dated June 9, 2017
(d)(xxv)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Baillie Gifford Overseas Limited), dated June 9, 2017

(d)(xxvi)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Manning & Napier Advisors, LLC), dated June 9, 2017
(d)(xxvii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Mondrian Investment Partners Limited), dated June 9, 2017
(d)(xxviii)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (WCM Investment Management), dated June 9, 2017
(d)(xxix)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Edinburgh Partners Limited), dated June 9, 2017
(d)(xxx)(C)	Amendment No. 2 to the Investment Sub-Advisory Agreement (Stephens Investment Management Group, LLC), dated June 9, 2017
(d)(xxxi)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (LSV Asset Management), dated June 9, 2017
(d)(xxxii)(A)	Investment Sub-Advisory Agreement (Pacific Investment Management Company), dated March 27, 2017
(d)(xxxii)(B)	Amendment to the Investment Sub-Advisory Agreement (Pacific Investment Management Company), dated June 9, 2017
(d)(xxxiii)(A)	Investment Sub-Advisory Agreement (Pzena Investment Management LLC), dated October 15, 2016
(d)(xxxiii)(B)	Amendment No. 1 to the Investment Sub-Advisory Agreement (Pzena Investment Management LLC), dated June 9, 2017
(h)(i)(C)	Addendum to the Master Services Agreement dated November 10, 2016
(h)(ii)(I)	Fee Waiver Letter dated June 9, 2017
(i)	Legal Opinion and Consent.
(j)	Consent of Independent Registered Public Accounting Firm
(p)(i)	Olive Street Investment Advisers, LLC (Adviser) Code of Ethics
(p)(iv)	PGIM, Inc. (f/k/a Prudential Investment Management, Inc.) (Sub-Adviser)
(p)(v)	Robert W. Baird & Company, Incorporated (Sub-Adviser)
(p)(vi)	JP Morgan Investment Management (Sub-Adviser)
(p)(vii)	Advisory Research, Inc. (Sub-Adviser)
(p)(viii)	Artisan Partners Limited Partnership (Sub-Adviser)
(p)(ix)	Barrow, Hanley, Mewhinney & Strauss, LLC (Sub-Adviser)
(p)(x)	BlackRock Investment Management, LLC (Sub-Adviser)
(p)(xi)	Boston Partners Global Investors, Inc. (Sub-Adviser)
(p)(xii)	Champlain Investment Partners, LLC (Sub-Adviser)
(p)(xiii)	ClearBridge Investments, LLC (Sub-Adviser)
(p)(xiv)	Eagle Asset Management, Inc. (Sub-Adviser)
(p)(xv)	Jennison Associates LLC (Sub-Adviser)
(p)(xvi)	Lazard Asset Management LLC (Sub-Adviser)
(p)(xvii)	FIAM LLC (f/k/a Pyramis Global Advisors, LLC) (Sub-Adviser)
(p)(xix)	Sustainable Growth Advisers, LP (Sub-Adviser)
(p)(xx)	T. Rowe Price Associates, Inc. (Sub-Adviser)
(p)(xxi)	Vaughan Nelson Investment Management, LP (Sub-Adviser)
(p)(xxii)	Wellington Management Company, LLP (Sub-Adviser)
(p)(xxiii)	Wells Capital Management, Inc. (Sub-Adviser)
(p)(xxv)	Loomis, Sayles & Company, L.P. (Sub-Adviser)
(p)(xxvi)	Metropolitan West Asset Management, LLC (subsidiary of The TCW Group) (Sub-Adviser)
(p)(xxvii)	Baillie Gifford Overseas Limited (Sub-Adviser)
(p)(xxxi)	WCM Investment Management (Sub-Adviser)
(p)(xxxiii)	LSV Asset Management (Sub-Adviser)
(p)(xxxiv)	Pzena Investment Management, LLC (Sub-Adviser)
(p)(xxxv)	Pacific Investment Management Company LLC